                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_] Confidential, for Use of the
[_]Preliminary Proxy Statement                Commission Only (as Permitted by
                                              Rule 14a-6(e)(2))

[X]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            VARIAN ASSOCIATES, INC.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:


  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[X]Fee paid previously with preliminary materials: $69,344.00

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement no.:

  (3) Filing Party:

  (4) Date Filed:

                               [LOGO OF VARIAN]
                            VARIAN ASSOCIATES, INC.
                              WORLD HEADQUARTERS
                                3050 HANSEN WAY
                       PALO ALTO, CALIFORNIA 94304-1000
                                (650) 493-4000

                                                               January 14, 1999

Dear Stockholder:

  You are cordially invited to attend a Combined Annual and Special Meeting of Stockholders (the "Meeting") of the Company to be held on Thursday, February 18, 1999, at 1:30 p.m., local time, at the SRI International Auditorium, 333 Ravenswood Avenue, Menlo Park, California. At the Meeting, you will be asked to consider and vote upon a proposal to divide the Company into its three separate businesses: (i) the manufacture and sale of analytical and research instruments and vacuum products, (ii) the manufacture and sale of ion implantation processing systems used in the manufacture of integrated circuits and (iii) the manufacture and sale of health care systems, including linear accelerators, simulators, brachytherapy systems and related data management systems and x-ray components.

  This important proposal, and nine related proposals, provide for the distribution to the Company's stockholders of the outstanding shares of the common stock of each of (i) Varian, Inc. ("IB"), a wholly owned subsidiary of the Company, and (ii) Varian Semiconductor Equipment Associates, Inc. ("SEB"), a wholly owned subsidiary of the Company. The distribution would separate the Company into three publicly owned companies. After the distribution, the Company will change its name to Varian Medical Systems, Inc. ("HCS") and will continue to conduct the health care systems business, IB will conduct the instruments business and SEB will conduct the semiconductor equipment business.

  In the distribution, a holder of shares of the Company's common stock would receive one share of IB common stock and one share of SEB common stock for each share of the Company's common stock held by such holder on the record date for the distribution and would retain the shares of the Company's common stock held by such holder immediately prior to the distribution.

  Prior to the distribution, the Company will effectuate certain internal mergers and stock and asset transfers intended to allocate assets and liabilities relating to the instruments business to IB, assets and liabilities relating to the semiconductor equipment business to SEB and assets and liabilities relating to the health care systems business to the Company. In addition, IB, SEB and the Company have entered or will enter into various agreements among such companies to effectuate the distribution and to provide an orderly transition, all as described in the accompanying Proxy Statement.

  The Board of Directors of the Company believes that the Company's three diverse businesses will be better positioned as three independent public companies. The businesses have different dynamics and business cycles, serve different markets and customers, are subject to different competitive forces and must be managed with different long-term and short-term strategies and goals. The distribution will allow the management of each company to focus on its own business, organize its capital structure, evaluate its growth opportunities, achieve market recognition, rationalize its organizational structure and design equity-based compensation programs targeted to its own performance. Accordingly, the Board has approved the distribution and recommends that stockholders vote for each of the distribution proposals.

  In addition, you will be asked to elect five members of the Company's Board of Directors. Details of the proposals to be considered at the Meeting, as well as important information relating to the distribution, including a description of the businesses, directors and management of HCS, SEB and IB after the distribution, are set forth in the accompanying Proxy Statement and should be considered carefully.

  We hope that you will be able to attend the Meeting in person. However, if you cannot attend, or if you plan to be present but want the proxy holders to vote your shares, please complete, sign and return the enclosed proxy at your earliest convenience.

                                                       Sincerely,

                                                   /s/ J. Tracy O'Rourke

                                                    J. TRACY O'ROURKE
                                                Chairman of the Board and
                                                 Chief Executive Officer

                              [LOGO OF VARIAN]

                            VARIAN ASSOCIATES, INC.

                               ----------------

         NOTICE OF COMBINED ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 18, 1999

  The Combined Annual and Special Meeting of Stockholders (the "Meeting") of Varian Associates, Inc., a Delaware corporation (the "Company"), will be held on Thursday, February 18, 1999, at 1:30 p.m., local time, at the SRI International Auditorium, 333 Ravenswood Avenue, Menlo Park, California.

  The Meeting will be conducted:

  1. To consider and to vote upon ten related proposals (collectively, the "Distribution Proposals") described in the attached Proxy Statement:

    PROPOSAL ONE: Approval of (i) the internal mergers and stock and asset transfers intended to allocate the assets and liabilities relating to (a) the manufacture and sale of analytical and research instruments and vacuum products to the Company's wholly owned subsidiary, Varian, Inc., a Delaware corporation ("IB"), (b) the manufacture and sale of ion implantation processing systems used in the manufacture of integrated circuits to the Company's wholly owned subsidiary, Varian Semiconductor Equipment Associates, Inc., a Delaware corporation ("SEB") and (c) the manufacture and sale of health care systems, including linear accelerators, simulators, brachytherapy systems and related data management systems and x-ray components to the Company; (ii) a special dividend, consisting of the distribution to the holders of the Company's outstanding shares of common stock, par value $1 per share (the "Company's Common Stock"), of all the outstanding shares of common stock, par value $.01 per share, of IB (the "IB Common Stock") and of all the outstanding shares of common stock, par value $.01 per share, of SEB (the "SEB Common Stock"), on the basis described in the attached Proxy Statement (such two dividends being collectively referred to as the "Distribution") and (iii) the Distribution Agreement, dated as of January 14, 1999, among the Company, IB and SEB, as the same may be amended, supplemented or modified from time to time;

    PROPOSAL TWO: Approval of an amendment to the Certificate of Incorporation of the Company to change the name of the Company to Varian Medical Systems, Inc. after the Distribution;

    PROPOSAL THREE: Approval of an amendment to the Certificate of Incorporation of the Company to provide that the specific number of directors comprising the Company's Board of Directors be fixed by resolution of the Board of Directors;

    PROPOSAL FOUR: Approval of an amendment to the Certificate of Incorporation of the Company to (i) provide that directors may only be removed for cause upon the affirmative vote of at least a majority of the outstanding shares of the Company's Common Stock entitled to vote for such directors; (ii) provide that vacancies in the Board of Directors and newly created directorships on the Board may be filled only by the affirmative vote of a majority of the remaining directors; (iii) eliminate action by written consent of stockholders; (iv) remove cumulative voting for directors and (v) require the vote of stockholders holding at least 66 2/3% of the outstanding shares of the Company's Common Stock to amend, alter or repeal the By-Laws and certain provisions of the Company's Certificate of Incorporation, including the provisions described in the foregoing clauses
  (i) through (iii) and this clause (v);

    PROPOSAL FIVE: Approval of the adoption by IB of the IB Omnibus Stock
  Plan;

    PROPOSAL SIX: Approval of the adoption by IB of the IB Management Incentive Plan;

    PROPOSAL SEVEN: Approval of the adoption by SEB of the SEB Omnibus Stock
  Plan;

    PROPOSAL EIGHT: Approval of the adoption by SEB of the SEB Management Incentive Plan;

    PROPOSAL NINE: Approval of the amendment and restatement by the Company of the Company Omnibus Stock Plan; and

    PROPOSAL TEN: Approval of the amendment and restatement by the Company of the Company Management Incentive Plan.

  2. To consider and to vote upon the following additional proposal described in the attached Proxy Statement:

    PROPOSAL ELEVEN: The election of five directors. If the Distribution occurs, it is expected that nine of the Company's directors will resign, the Board will fix the number of directors at seven and one new director will be appointed by the six remaining directors.

  3. To transact such other business as may properly come before the Meeting.

  THE EFFECTIVENESS OF EACH OF THE DISTRIBUTION PROPOSALS IS CONDITIONED UPON THE APPROVAL OF ALL THE DISTRIBUTION PROPOSALS. IF ANY OF THE DISTRIBUTION PROPOSALS IS NOT APPROVED, THE BOARD OF DIRECTORS WILL REEVALUATE ITS INTENTION TO EFFECT THE DISTRIBUTION. AFTER SUCH REVIEW, THE BOARD OF DIRECTORS COULD DETERMINE TO REVISE THE TERMS OF THE DISTRIBUTION, EFFECT THE DISTRIBUTION ESSENTIALLY AS PROPOSED OR AS REVISED DESPITE SUCH LACK OF APPROVAL, PROCEED WITH ONE OR MORE OF THE DISTRIBUTION PROPOSALS APPROVED BY THE STOCKHOLDERS OR ABANDON THE DISTRIBUTION. THE EFFECTIVENESS OF THE ELECTION OF DIRECTORS UNDER PROPOSAL ELEVEN IS NOT CONDITIONED ON THE APPROVAL OF THE DISTRIBUTION PROPOSALS.

  The Company has further retained discretion, even if stockholder approval of the Distribution Proposals is obtained and the other conditions to the Distribution are satisfied, to abandon, defer or modify the Distribution or other elements contained in the Distribution Proposals, provided that following stockholder approval the Company will not make any change in the terms of the Distribution or the other elements of the Distribution Proposals unless such changes would not be materially adverse to the Company's stockholders.

  The Company has conditioned the Distribution on, among other things, receipt of a ruling from the Internal Revenue Service to the effect, among other things, that receipt of shares of IB Common Stock and SEB Common Stock by stockholders of the Company will be tax-free.

  The Board of Directors has fixed December 21, 1998 as the record date for the Meeting, and only stockholders of record at the close of business on that date are entitled to receive notice of and vote at the Meeting and any adjournment or postponement thereof. In accordance with Delaware law, a list of the Company's stockholders entitled to vote at the Meeting will be available for examination by any stockholder for any purpose germane to the Meeting during normal business hours at the Company's offices at 3050 Hansen Way, Palo Alto, California, for ten days prior to the Meeting.

  It is important that your stock be represented at the Meeting to assure a quorum. Whether or not you now expect to be present at the Meeting, please complete, sign and date the enclosed proxy and mail it promptly in the accompanying addressed envelope that requires no postage if mailed in the United States. The proxy is revocable at any time before it is voted in the manner described in the accompanying Proxy Statement, and submitting your proxy now will not affect your right to vote in person if you attend the Meeting.

                                              By Order of the Board of
                                               Directors

                                                   /s/ Joseph B. Phair
                                                     JOSEPH B. PHAIR
                                                        Secretary
January 14, 1999
Palo Alto, California

                            VARIAN ASSOCIATES, INC.

                                3050 HANSEN WAY
                       PALO ALTO, CALIFORNIA 94304-1000

                             ---------------------

                                PROXY STATEMENT

              COMBINED ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON FEBRUARY 18, 1999

                               ----------------

  This Proxy Statement (this "Proxy Statement") is being furnished to the stockholders of Varian Associates, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Combined Annual and Special Meeting of Stockholders (the "Meeting") of the Company to be held on Thursday, February 18, 1999, at 1:30 p.m., local time, at the SRI International Auditorium, 333 Ravenswood Avenue, Menlo Park, California, and any adjournment or postponement thereof.

  At the Meeting, the stockholders of the Company will be asked to consider and to vote upon the following ten related proposals (collectively, the "Distribution Proposals"):

    PROPOSAL ONE: Approval of (i) the internal mergers and stock and asset transfers intended to allocate the assets and liabilities relating to (a) the manufacture and sale of analytical and research instruments and vacuum products (the "Instruments Business") to the Company's wholly owned subsidiary, Varian, Inc., a Delaware corporation ("IB"), (b) the manufacture and sale of ion implantation processing systems used in the manufacture of integrated circuits (the "Semiconductor Equipment Business") to the Company's wholly owned subsidiary, Varian Semiconductor Equipment Associates, Inc., a Delaware corporation ("SEB") and (c) the manufacture and sale of health care systems, including linear accelerators, simulators, brachytherapy systems and related data management systems and x-ray components (the "Health Care Systems Business") to the Company; (ii) a special dividend, consisting of the distribution to the holders of the Company's outstanding shares of common stock, par value $1 per share (the "Company's Common Stock"), of all the outstanding shares of common stock, par value $.01 per share, of IB (the "IB Common Stock") and of all the outstanding shares of common stock, par value $.01 per share, of SEB (the "SEB Common Stock"), on the basis described herein (such two dividends being collectively referred to as the "Distribution") and (iii) the Distribution Agreement, dated as of January 14, 1999, among the Company, IB and SEB, as the same may be amended, supplemented or modified from time to time (the "Distribution Agreement");

    PROPOSAL TWO: Approval of an amendment to the Certificate of Incorporation of the Company to change the name of the Company to Varian Medical Systems, Inc. after the Distribution;

    PROPOSAL THREE: Approval of an amendment to the Certificate of Incorporation of the Company to provide that the specific number of directors comprising the Company's Board of Directors be fixed by resolution of the Board of Directors (the Company after the Distribution being referred to herein as "HCS" and the Company's Common Stock after the Distribution being referred to herein as the "HCS Common Stock");

    PROPOSAL FOUR: Approval of an amendment to the Certificate of Incorporation of the Company to (i) provide that directors may only be removed for cause upon the affirmative vote of at least a majority of the outstanding shares of the Company's Common Stock entitled to vote for such directors; (ii) provide that vacancies in the Board of Directors and newly created directorships on the Board may be filled only by the affirmative vote of a majority of the remaining directors; (iii) eliminate action by written consent of stockholders; (iv) remove cumulative voting for directors and (v) require the vote of stockholders holding at least 66 2/3% of the outstanding shares of the Company Common Stock to amend, alter or repeal the By-Laws and certain provisions of the Company's Certificate of Incorporation, including the provisions described in the foregoing clauses
  (i) through (iii) and this clause (v);

    PROPOSAL FIVE: Approval of the adoption by IB of the IB Omnibus Stock
  Plan;

    PROPOSAL SIX: Approval of the adoption by IB of the IB Management Incentive Plan;

    PROPOSAL SEVEN: Approval of the adoption by SEB of the SEB Omnibus Stock
  Plan;

    PROPOSAL EIGHT: Approval of the adoption by SEB of the SEB Management Incentive Plan;

    PROPOSAL NINE: Approval of the amendment and restatement by the Company of the Company Omnibus Stock Plan; and

    PROPOSAL TEN: Approval of the amendment and restatement by the Company of the Company Management Incentive Plan.

  In addition, stockholders will also be asked to vote upon the following proposal:

    PROPOSAL ELEVEN: The election of five directors. If the Distribution occurs, it is expected that nine of the Company's directors will resign, the Board will fix the number of directors at seven and one new director will be appointed by the six remaining directors.

  THE EFFECTIVENESS OF EACH OF THE DISTRIBUTION PROPOSALS IS CONDITIONED UPON THE APPROVAL OF ALL THE DISTRIBUTION PROPOSALS. IF ANY OF THE DISTRIBUTION PROPOSALS IS NOT APPROVED, THE BOARD OF DIRECTORS WILL REEVALUATE ITS INTENTION TO EFFECT THE DISTRIBUTION. AFTER SUCH REVIEW, THE BOARD OF DIRECTORS COULD DETERMINE TO REVISE THE TERMS OF THE DISTRIBUTION, EFFECT THE DISTRIBUTION ESSENTIALLY AS PROPOSED OR AS REVISED DESPITE SUCH LACK OF APPROVAL, PROCEED WITH ONE OR MORE OF THE DISTRIBUTION PROPOSALS APPROVED BY THE STOCKHOLDERS OR ABANDON THE DISTRIBUTION. THE EFFECTIVENESS OF THE ELECTION OF DIRECTORS UNDER PROPOSAL ELEVEN IS NOT CONDITIONED ON THE APPROVAL OF THE DISTRIBUTION PROPOSALS.

  The Company has further retained discretion, even if stockholder approval of the Distribution Proposals is obtained and the other conditions to the Distribution are satisfied, to abandon, defer or modify the Distribution or other elements contained in the Distribution Proposals, provided that following stockholder approval the Company will not make any change in the terms of the Distribution or the other elements of the Distribution Proposals unless such changes would not be materially adverse to the Company's stockholders.

  The Company has conditioned the Distribution on, among other things, receipt of a ruling from the Internal Revenue Service to the effect, among other things, that receipt of shares of IB Common Stock and SEB Common Stock by stockholders of the Company will be tax-free.

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE DISTRIBUTION PROPOSALS AND FOR THE NOMINEES FOR DIRECTOR OF THE COMPANY.

  Each stockholder of record as of the Meeting Record Date (as defined) is entitled at the Meeting to one vote for each share of the Company's Common Stock held by such stockholder, except that cumulative voting will apply with respect to the election of directors pursuant to Proposal Eleven. Under the cumulative voting method of election, the stockholder computes the number of votes available to him or her by multiplying the number of shares he or she owned on the Meeting Record Date by the number of directors to be elected, and the stockholder may cast the votes all for a single nominee or may distribute them in any manner among the nominees. Discretionary authority to cumulate votes in the manner determined by the proxy holders is hereby solicited.

  The presence in person or by proxy of persons entitled to vote a majority of the shares of the Company's Common Stock at the Meeting constitutes a quorum. The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is required to approve each of Proposals One, Two, Three and Four. The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock that are present in person or by proxy at the Meeting is required to approve each of Proposals Five, Six, Seven, Eight, Nine and Ten. The affirmative vote of the holders of a plurality of shares of the Company's Common Stock that are present in person or by proxy at the Meeting is required to elect the directors nominated pursuant to Proposal Eleven. The Board of Directors of the Company has fixed the close of business on December 21, 1998 (the "Meeting Record Date") as the record date for determining the holders of outstanding shares of the Company's Common Stock entitled to receive notice of, and to vote at, the Meeting. On that date, there were 29,909,061 shares of the Company's Common Stock issued and outstanding and entitled to vote at the Meeting. The Notice of Combined Annual and Special Meeting, this Proxy Statement and the form of proxy are first being mailed to stockholders of the Company on or about January 15, 1999. Any stockholder who executes and returns a proxy may revoke it at any time prior to the voting of the proxies by filing a written notice of revocation with the Secretary of the Company, by executing and delivering a later-dated proxy or by attending and voting at the Meeting.

                             AVAILABLE INFORMATION

  The Company is (and, after the Distribution, each of IB, SEB and HCS will be) subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files (and, after the Distribution, each of IB, SEB and HCS will file) reports and other information with the Securities and Exchange Commission (the "Commission"). The reports and other information filed by the Company (and, after the Distribution, to be filed by IB, SEB and HCS) with the Commission in accordance with the Exchange Act may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549, and at the following regional offices of the Commission: Seven World Trade Center, Suite 1300, New York, New York 10048, and Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material or any part thereof may also be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, DC 20549, at prescribed rates or may be accessed electronically on the Commission's Web site at http://www.sec.gov. The Company's Common Stock is listed on the New York Stock Exchange, Inc. (the "NYSE") and the Pacific Exchange (the "PE"), and reports and other information concerning the Company can be inspected at the offices of the NYSE, 20 Broad Street, New York, New York, 10005, and of the PE,
301 Pine Street, San Francisco, California, 94104.

  SEB and IB will each file with the Commission a Registration Statement on Form 10 with respect to the shares of SEB Common Stock (and related SEB Rights, as defined) and IB Common Stock (and related IB Rights, as defined), respectively, to be received by the stockholders of the Company in the Distribution. It is expected that SEB and IB will each file with the Commission a Registration Statement on Form 10 (collectively, the "Registration Statements") prior to the Meeting and request effectiveness of such Registration Statements prior to the Distribution. The respective Registration Statements and the exhibits thereto, once filed by SEB and IB, may be inspected and copied at the public reference facilities of the Commission listed above.

  Applications will be made for quotation of the shares of SEB Common Stock (and related SEB Rights) and IB Common Stock (and related IB Rights) on the Nasdaq National Market.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

  This Proxy Statement incorporates documents by reference with respect to the Company that are not presented herein or delivered herewith. These documents (excluding exhibits thereto, unless such exhibits are specifically incorporated by reference into such documents) are available without charge to any person, including any holder of the Company's Common Stock, to whom this Proxy Statement is delivered, upon written or oral request to the Secretary, Varian Associates, Inc., 3050 Hansen Way, Palo Alto, California 94304-1000, telephone (650) 493-4000. In order to ensure timely delivery of the documents before the Meeting, any such request should be made by February 4, 1999. In addition, documents incorporated herein are made available by the Commission to any person through (i) the public reference facilities maintained by the Commission by calling the Commission at (800) SEC-0330 and (ii) the Commission's Internet site at http://www.sec.gov.

  The following documents filed by the Company with the Commission pursuant to
Section 13 of the Exchange Act are incorporated herein by reference: (i) the Annual Report on Form 10-K for the fiscal year ended October 2, 1998 and (ii) the Current Report on Form 8-K filed with the Commission on November 24, 1998.

  All reports and other documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Meeting shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such reports and other documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement, to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

         CAUTIONARY STATEMENT FOR PURPOSES OF "SAFE HARBOR" PROVISIONS
            OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

  This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning, among other things, SEB's, HCS's and IB's prospects, developments and business strategies for their respective operations, all of which are subject to risks and uncertainties. These forward-looking statements are identified by their use of such terms and phrases as "intends," "intend," "intended," "goal," "estimate," "estimates," "expects," "expect," "expected," "project," "projects," "projected," "projections," "plans," "anticipates," "anticipate," "anticipated," "should," "designed to," "foreseeable future," "believe," "believes" and "scheduled" and in many cases are followed by a cross reference to "Risk Factors."

  When a forward-looking statement includes a statement of the assumptions or bases underlying the forward-looking statement, the management of the Company, SEB, HCS or IB, as the case may be, cautions that, while it believes such assumptions or bases to be reasonable and makes them in good faith, assumed facts or bases almost always vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending upon the circumstances. Where, in any forward-looking statement, the Company, SEB, HCS or IB or their management expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished.

  The actual results of SEB, HCS or IB may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such a difference include (i) the factors discussed under "Risk Factors" and particularly, in cases where the forward-looking statement is followed by a cross reference to "Risk Factors," the factors discussed in the section or sections under "Risk Factors" that are referred to in the cross reference,
(ii) the factors discussed under "Management's Discussion and Analysis of Financial Condition and Results of Operations of the Instruments Business," "The Instruments Business Forecasted Capitalization," "Management's Discussion and Analysis of Financial Condition and Results of Operations of the Semiconductor Equipment Business," "The Semiconductor Equipment Business Forecasted Capitalization," "Management's Discussion and Analysis of Financial Condition and Results of Operations of HCS," "HCS Forecasted Capitalization," "Business of IB," "Business of SEB" and "Business of HCS" and (iii) the following factors: product demand and market acceptance risks; the effect of general economic conditions and foreign currency fluctuations; the impact of competitive products and pricing; new product development and commercialization; the impact of managed care initiatives in the United States on capital expenditures and resulting pricing pressures on medical equipment; the continued improvement of the various instruments markets; the ability to increase operating margins on higher sales; the impact of economic conditions in Korea and other Asian markets on sales in those areas, particularly semiconductor equipment sales; the timing of renewed growth in worldwide semiconductor equipment demand; successful implementation by the Company (and, after the Distribution, each of HCS, SEB and IB) and certain third parties of corrective actions to address the impact of the Year 2000; completion of the Distribution on the current schedule within current budgets; the ability to sell certain surplus assets in connection with the Distribution; the ability of HCS, SEB and IB to realize anticipated cost savings resulting from the Distribution; and other risks detailed from time to time in the filings of the Company (and, after the Distribution, each of HCS, SEB and IB) with the Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Proxy Statement Summary...................................................   1
Risk Factors..............................................................  14
The Meeting...............................................................  35
THE DISTRIBUTION PROPOSALS................................................  37
 Proposal One: The Distribution...........................................  37
 Proposal Two: Approval of Amendment to the Certificate of Incorporation
  of the Company to Change the Name of the Company........................  54
 Proposal Three: Approval of Amendment to the Certificate of Incorporation
  to Specify That the Number of Directors Shall be Fixed by Resolution of
  the Board of Directors..................................................  55
 Proposal Four: Approval of Amendment to the Certificate of Incorporation
  of the Company to Change Certain Corporate Governance Provisions .......  55
 Proposal Five: Approval of the Adoption by IB of the IB Omnibus Stock
  Plan....................................................................  58
 Proposal Six: Approval of the Adoption by IB of the IB Management
  Incentive Plan .........................................................  58
 Proposal Seven: Approval of the Adoption by SEB of the SEB Omnibus Stock
  Plan....................................................................  58
 Proposal Eight: Approval of the Adoption by SEB of the SEB Management
  Incentive Plan..........................................................  59
 Proposal Nine: Approval of the Amendment and Restatement by the Company
  of the Company Omnibus Stock Plan.......................................  59
 Proposal Ten: Approval of the Amendment and Restatement by the Company of
  the Company Management Incentive Plan...................................  59
THE INSTRUMENTS BUSINESS
 The Instruments Business Selected Financial Data.........................  61
 Management's Discussion and Analysis of Financial Condition and Results
  of Operations of the Instruments Business...............................  62
 IB Market Risk...........................................................  69
 The Instruments Business Forecasted Capitalization.......................  71
 The Instruments Business Pro Forma Condensed Combined Financial
  Statements..............................................................  72
 Business of IB...........................................................  75
 Management of IB.........................................................  81
 The IB Omnibus Stock Plan................................................  87
 The IB Management Incentive Plan.........................................  92
 Ownership of IB Common Stock.............................................  95
THE SEMICONDUTOR EQUIPMENT BUSINESS
 The Semiconductor Equipment Business Selected Financial Data.............  97
 Management's Discussion and Analysis of Financial Condition and Results
  of Operations of the Semiconductor Equipment Business...................  98
 SEB Market Risk.......................................................... 106
 The Semiconductor Equipment Business Forecasted Capitalization........... 108
 The Semiconductor Equipment Business Pro Forma Condensed Combined
  Financial Statements.................................................... 109
 Business of SEB.......................................................... 112
 Management of SEB........................................................ 122
 The SEB Omnibus Stock Plan............................................... 129
 The SEB Management Incentive Plan........................................ 134
 Ownership of SEB Common Stock............................................ 137
THE HEALTH CARE SYSTEMS BUSINESS
 HCS Forecasted Capitalization............................................ 140
 HCS Pro Forma Consolidated Financial Statements.......................... 141
 Management's Discussion and Analysis of Financial Condition and Results
  of Operations of HCS.................................................... 146
 Business of HCS.......................................................... 154
 Management of HCS........................................................ 166

                                                                           PAGE
                                                                           ----
 Amendment and Restatement of the Company Omnibus Stock Plan.............. 173
 Amendment and Restatement of the Company Management Incentive Plan....... 178
 Ownership of HCS Common Stock............................................ 181
OTHER INFORMATION
 Financing................................................................ 183
 Description of the Capital Stock......................................... 184
 Price Range of the Company's Common Stock and Dividends.................. 188
 Limitation of Liability and Indemnification Matters...................... 189
 Delaware Law and Certain Charter and By-Law Provisions................... 189
ANNUAL MEETING
 Proposal Eleven: Election of Directors................................... 195
 Organization and Compensation of the Board of Directors.................. 198
 Stock Ownership ......................................................... 200
 Certain Executive Officer Compensation and Other Information............. 204
 Management Indebtedness and Certain Transactions......................... 207
 Change in Control and Other Agreements................................... 207
 Report of the Organization and Compensation Committee of the Board of
  Directors on Executive Compensation..................................... 210
 Comparison of Five-Year Cumulative Total Return Among the Company,
  Standard & Poor's 500 Composite Index and Standard & Poor's High
  Technology Composite Index.............................................. 214
 Performance Graph........................................................ 214
 Section 16(a) Beneficial Ownership Reporting Compliance.................. 215
 Annual Report............................................................ 215
 Stockholder Proposals.................................................... 215
 Independent Accountants.................................................. 215
Index to Financial Statements............................................. F-1

ANNEXES

 A   Form of Certificate of Amendment to the Company's Certificate of
     Incorporation
 B   Opinion of Warburg Dillon Read LLC
 C   IB Omnibus Stock Plan
 D   IB Management Incentive Plan
 E   SEB Omnibus Stock Plan
 F   SEB Management Incentive Plan
 G   Amended and Restated Company Omnibus Stock Plan
 H   Amended and Restated Company Management Incentive Plan
 I   Distribution Agreement

                            PROXY STATEMENT SUMMARY

  This summary is qualified by the more detailed information set forth elsewhere in this Proxy Statement, which should be read in its entirety.

                                  THE MEETING

Date, Time and Place of          The Combined Annual and Special Meeting of
Meeting.......................   Stockholders of the Company will be held at
                                 1:30 p.m., local time, at the SRI
                                 International Auditorium, 333 Ravenswood
                                 Avenue, Menlo Park, California, on Thursday,
                                 February 18, 1999.

Matters for Consideration at
 the
 Meeting.......................  At the Meeting, the stockholders of the
                                 Company will be asked to consider and vote upon the Distribution Proposals.

                                 THE EFFECTIVENESS OF EACH OF THE DISTRIBUTION PROPOSALS IS CONDITIONED UPON THE APPROVAL OF ALL THE DISTRIBUTION PROPOSALS. IF ANY OF THE DISTRIBUTION PROPOSALS IS NOT APPROVED, THE BOARD OF DIRECTORS WILL REEVALUATE ITS INTENTION TO EFFECT THE DISTRIBUTION. AFTER SUCH REVIEW, THE BOARD OF DIRECTORS COULD DETERMINE TO REVISE THE TERMS OF THE DISTRIBUTION, EFFECT THE DISTRIBUTION ESSENTIALLY AS PROPOSED OR AS REVISED DESPITE SUCH LACK OF APPROVAL, PROCEED WITH ONE OR MORE OF THE DISTRIBUTION PROPOSALS APPROVED BY THE STOCKHOLDERS OR ABANDON THE DISTRIBUTION.

                                 The Company has further retained discretion, even if stockholder approval of the Distribution Proposals is obtained and the other conditions to the Distribution are satisfied, to abandon, defer or modify the Distribution or other elements contained in the Distribution Proposals, provided that following stockholder approval the Company will not make any change in the terms of the Distribution or the other elements of the Distribution Proposals unless such changes would not be materially adverse to the Company's stockholders.

                                 THE BOARD OF DIRECTORS OF THE COMPANY
                                 RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE DISTRIBUTION PROPOSALS.

                                 In addition, the stockholders of the Company will also be asked to vote upon the election of five directors. If the Distribution occurs, it is expected that nine of the Company's directors will resign, the Board will fix the number of directors at seven and one new director will be appointed by the six remaining directors. The effectiveness of the election of directors is not conditioned on the approval of the Distribution Proposals.

                                 THE BOARD OF DIRECTORS OF THE COMPANY
                                 RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE
                                 NOMINEES FOR DIRECTOR OF THE COMPANY.

Meeting Record Date...........   December 21, 1998.

Voting........................   Each stockholder of record as of the Meeting
                                 Record Date is entitled at the Meeting to one vote for each share of the Company's Common
                                 Stock held by such stockholder, except that cumulative voting will apply with respect to the election of directors. As of the Meeting
                                 Record Date, there were 29,909,061 shares of the Company's Common Stock issued and outstanding and entitled to vote at the Meeting.

                                THE DISTRIBUTION

General.......................   If the Distribution is consummated, the
                                 Company will be divided into three separate, publicly traded companies: HCS, SEB and IB.

Shares to be Distributed......   In the Distribution, each stockholder of
                                 record of the Company as of the close of business on the Distribution Record Date (as defined) will receive one share of IB Common
                                 Stock and one share of SEB Common Stock for each share of the Company's Common Stock held on the Distribution Record Date and would retain the shares of the Company's Common
                                 Stock held by such stockholder immediately prior to the Distribution. Accordingly, each such stockholder will own the same percentage of the outstanding common stock of each of HCS, SEB and IB as such stockholder owns of the outstanding Company's Common Stock on the Distribution Record Date.

Distribution Record Date......   The "Distribution Record Date," is the record
                                 date for determining stockholders entitled to the special dividend of IB Common Stock and SEB Common Stock and will be established by the Board of Directors of the Company following the Meeting.

Distribution Date.............   The "Distribution Date," is the date on which
                                 shares of IB Common Stock and SEB Common
                                 Stock will be distributed to the Company's stockholders, and will be established by the Board of Directors of the Company following the Meeting. On or prior to the Distribution
                                 Date, the shares of IB Common Stock and SEB
                                 Common Stock to be distributed in the
                                 Distribution will be delivered to First
                                 Chicago Trust Company of New York, as
                                 Distribution Agent (the "Distribution
                                 Agent"). The Distribution Agent will mail stock distribution statements reflecting ownership of shares of IB Common Stock and SEB Common Stock as soon as practicable after the Distribution. See "The Distribution
                                 Proposals--Proposal One: The Distribution--
                                 Manner of Effecting the Distribution."

Conditions to the                Under the terms of the Distribution
Distribution..................   Agreement, the Distribution is conditioned
                                 upon, among other things, (i) the Internal
                                 Revenue

                                 Service having issued a ruling (the "Tax
                                 Ruling") in response to the Company's request in form and substance satisfactory to the Board of Directors of the Company (see "--Tax Consequences" below) and (ii) stockholder approval of the Distribution Proposals at the Meeting. Even if all conditions are satisfied, the Company has reserved the right to abandon, defer or modify the Distribution or the other elements of the Distribution Proposals at any time prior to the Distribution Date. The Board will not waive the requirement of receipt of a favorable Tax Ruling unless, in the Board's judgment, based on an opinion of counsel, no gain or loss will be recognized by the holders of the Company's Common Stock as a result of the Distribution and no gain or loss will be recognized by the Company upon the Distribution under the Internal Revenue Code of 1986, as amended (the "Code"). In addition, the Board will not waive any other condition to the Distribution or make any changes in the terms of the Distribution or the other elements of the Distribution Proposals after the Distribution Proposals are approved by the Company's stockholders unless the Board determines that such waivers or changes would not be materially adverse to the Company's stockholders. In determining whether any such waivers or changes would be materially adverse to the Company's stockholders, the Board will consider, as appropriate, advice from its outside financial and legal advisors as well as the recommendation of management as to the potential impact of such waivers or changes on the Company and the Company's stockholders. See "The Distribution Proposals--Proposal One: The Distribution-- Conditions; Termination. "

Reasons for the                  The Distribution is designed to separate
Distribution..................   three types of businesses that have different
                                 dynamics and business cycles, serve different markets and customers, are subject to different competitive forces and must be managed with different long-term and short-term strategies and goals. The Distribution will allow the management of each company to focus on its own business, organize its capital structure, evaluate its growth opportunities, achieve market recognition, rationalize its organizational structure and design equity-based compensation programs targeted to its own performance.

Internal Transfers............   On or prior to the Distribution Date and
                                 subject to stockholder approval of the
                                 Distribution Proposals, the Company intends to consummate certain internal mergers and stock and asset transfers intended to allocate assets and liabilities relating to
                                 (i) the Health Care Systems Business to HCS,
                                 (ii) the Semiconductor Equipment Business to
                                 SEB and (iii) the Instruments Business to IB
                                 (i.e., the Internal Transfers). See "The
                                 Distribution Proposals--Proposal One: The
                                 Distribution--Internal Mergers and
                                 Transfers," "HCS Pro Forma Consolidated
                                 Financial

                                 Statements," "The Instruments Business Pro
                                 Forma Condensed Combined Financial
                                 Statements" and "The Semiconductor Equipment
                                 Business Pro Forma Condensed Combined
                                 Financial Statements."


Relationship among HCS, IB
and SEB
 After the Distribution........  For purposes of governing certain ongoing relationships among HCS, SEB and IB after the Distribution and to provide mechanisms for an orderly transition, the Company, IB and SEB have entered into or will enter into certain agreements. Such agreements include: (i) the Distribution Agreement, providing for, among other things, the Internal Transfers, the Distribution and cross-indemnification provisions, (ii) the Tax Sharing Agreement (as defined), (iii) the Employee Benefits Allocation Agreement (as defined), (iv) the Transition Services Agreement (as defined) and (v) the Intellectual Property Agreement (as defined) (such agreements other than the Distribution Agreement are referred to herein collectively as the "Ancillary Agreements"). See "The Distribution Proposals--Proposal
                                 One: The Distribution--Relationship Among
                                 HCS, SEB and IB after the Distribution."

Financing.....................   The Company is required to renegotiate the
                                 terms of its outstanding unsecured term loans
                                 (the "Term Loans") to permit 50% of these loans to be assumed by IB in connection with the Distribution. The Term Loans contain covenants that limit future borrowings and the payment of cash dividends and require the maintenance of certain levels of working capital and operating results of the borrower. In addition, certain short-term notes payable of the Company and its subsidiaries (the "Notes Payable") will, as a result of the Internal Transfers and debt allocation provisions of the Distribution
                                 Agreement, remain outstanding as direct and indirect obligations of HCS (and IB or SEB, if required) as of the Distribution Date.
                                 Based on the outstanding indebtedness of the Company under the Term Loans and Notes
                                 Payable as of October 2, 1998 and the
                                 Company's projected operating results,
                                 certain other transactions and scheduled debt repayments through the Distribution Date, it is anticipated that at the Distribution Date, each of HCS and IB will have between $50 million and $100 million of outstanding indebtedness under the Term Loans and Notes
                                 Payable. In connection with the Distribution, the Company will contribute cash to SEB so that at the Distribution Date, SEB will have approximately $100 million in cash and cash equivalents and its consolidated debt, expected to be comprised of Notes Payable, will not exceed $5 million. Based on the assumptions stated therein, the allocation of indebtedness at the Distribution Date should approximate the amounts reflected in "The
                                 Instruments Business Forecasted
                                 Capitalization," "The Semiconductor Equipment
                                 Business

                                 Forecasted Capitalization," and "HCS
                                 Forecasted Capitalization." See "The
                                 Distribution Proposals--Proposal One: The
                                 Distribution" and "Financing."

                                 The Company, IB and SEB may enter into
                                 separate credit facilities for working
                                 capital and other general corporate purposes. The credit facilities may contain certain representations and warranties; conditions; affirmative, negative and financial covenants; and events of default customary for such facilities. The Company may borrow amounts under its credit facility on or prior to the Distribution in order to fund a portion of the cash contribution to be made to SEB (and IB, if required), to pay transaction expenses or for general corporate purposes. It is not expected that IB or SEB will have any outstanding borrowings under their separate credit facilities as of the Distribution. See "Financing."

Tax Consequences..............   The Company has conditioned the Distribution
                                 on receipt of the Tax Ruling from the
                                 Internal Revenue Service to the effect, among other things, that receipt of shares of IB
                                 Common Stock and SEB Common Stock by
                                 stockholders of the Company will be tax-free.
                                 The Board will not waive the requirement of receipt of a favorable Tax Ruling from the Internal Revenue Service unless the Company receives an opinion of counsel that no gain or loss will be recognized by the holders of the Company's Common Stock as a result of the Distribution and no gain or loss will be recognized by the Company upon the Distribution. For a description of the consequences to the Company, IB, SEB and the holders of the Company's Common Stock if the Distribution were not to qualify as tax-free, see "Risk Factors--Risks Relating to the Distribution--Federal Income Tax
                                 Considerations."

Accounting Treatment..........   If the stockholders of the Company approve
                                 the Distribution at the Meeting and the
                                 Company receives a favorable Tax Ruling or an opinion of counsel that the Distribution will qualify for non-recognition treatment, as described above, the Company will thereafter present the businesses of IB and SEB as discontinued operations to the extent financial information for periods prior to the Distribution is required to be included in the Company's historical financial statements. After the Distribution, the businesses of IB and SEB will each present separate financial statements.

Expenses......................   The after-tax expenses expected to be
                                 incurred in connection with the Distribution are estimated to be approximately
                                 $50 million.

No Appraisal Rights...........   Stockholders of the Company will not be
                                 entitled to appraisal rights under Delaware law in connection with the Distribution.

                           IB AFTER THE DISTRIBUTION

Business......................   IB is a newly formed, wholly owned subsidiary
                                 of the Company. Following the Internal
                                 Transfers and the Distribution, IB will
                                 conduct the Instruments Business now
                                 conducted by the Company and certain of its subsidiaries. IB will be a major supplier of analytical and research instruments and related equipment for studying the chemical composition of substances. The Instruments
                                 Business also includes the vacuum products operations, which produces pumps and accessories for industrial and scientific applications, as well as a facility that fabricates circuit boards and electronic subassemblies for customers inside and outside the Instruments Business. The
                                 Instruments Business had sales of
                                 approximately $558 million for the fiscal year ended October 2, 1998.

Principal Offices.............   The principal executive offices of IB will be
                                 located at 3120 Hansen Way, Palo Alto,
                                 California 94304-1030. Its telephone number at that address will be determined prior to the Distribution.

Board of Directors............   The following five individuals are expected
                                 to be the members of the Board of Directors of IB as of the close of business on the Distribution Date: Allen J. Lauer, John G.
                                 McDonald, Wayne R. Moon, D. E. Mundell and
                                 Elizabeth E. Tallett. Certain of the
                                 foregoing currently serve as directors of the Company and will resign from the Company's
                                 Board of Directors effective as of the
                                 Distribution Date. See "Management of IB--
                                 Board of Directors of IB."

Trading Market................   There is currently no public market for the
                                 IB Common Stock. IB intends to apply for quotation of the IB Common Stock on the Nasdaq National Market under the symbol
                                 "VARI." See "Risk Factors--Risks Relating to the Distribution--No Current Public Market for IB Common Stock or SEB Common Stock" and
                                 "The Distribution Proposals--Proposal One:
                                 The Distribution--Listing and Trading of IB
                                 Common Stock and SEB Common Stock."


Certain Provisions of
Certificate of
 Incorporation, By-Laws and      Certain provisions of the Certificate of
 Rights Plan...................  Incorporation and By-Laws of IB which will be in effect at the time of the Distribution may have the effect of making more difficult an acquisition of control of IB in a transaction not approved by IB's Board of Directors. In addition, IB intends to adopt a stockholder rights plan (the "IB Rights Plan"), which, under certain circumstances, would significantly dilute the interest in IB of persons seeking to acquire control of IB without the prior approval of IB's Board of Directors. See "Risk Factors--Risks Relating to the Distribution--Certain Anti-takeover
                                 Features," "Description of the Capital
                                 Stock--Rights Plans" and "Delaware Law and
                                 Certain Charter and By-Law Provisions."

                           SEB AFTER THE DISTRIBUTION

Business......................   SEB is a newly formed, wholly owned
                                 subsidiary of the Company. Following the Internal Transfers and the Distribution, SEB will conduct the Semiconductor Equipment
                                 Business now conducted by the Company and certain of its subsidiaries. SEB will be a leading supplier of ion implantation systems, key pieces of capital equipment used to manufacture semiconductor chips. SEB has shipped more than 2,500 systems worldwide, and more SEB ion implanters are at work than those from all other manufacturers combined.
                                 The Semiconductor Equipment Business had revenue of approximately $343 million for the fiscal year ended October 2, 1998.

Principal Offices.............   The principal executive offices of SEB will
                                 be located at 35 Dory Road, Gloucester,
                                 Massachusetts 01930. Its telephone number at that address will be (978) 282-2000.

Board of Directors............   The following five individuals are expected
                                 to be the members of the Board of Directors of SEB as of the close of business on the Distribution Date: Richard A. Aurelio, Ruth
                                 M. Davis, Robert W. Dutton, Angus A.
                                 MacNaughton and J. Tracy O'Rourke. Certain of the foregoing currently serve as directors of the Company and will resign from the Company's Board of Directors effective as of the Distribution Date. See "Management of
                                 SEB--Board of Directors of SEB."

Trading Market................   There is currently no public market for the
                                 SEB Common Stock. SEB intends to apply for quotation of the SEB Common Stock on the Nasdaq National Market under the symbol
                                 "VSEA." See "Risk Factors--Risks Relating to the Distribution--No Current Public Market for IB Common Stock or SEB Common Stock" and
                                 "The Distribution Proposals--Proposal One:
                                 The Distribution--Listing and Trading of IB
                                 Common Stock and SEB Common Stock."

Certain Provisions of
Certificate of
 Incorporation, By-Laws and      Certain provisions of the Certificate of
 Rights Plan...................  Incorporation and By-Laws of SEB which will be in effect at the time of the Distribution may have the effect of making more difficult an acquisition of control of SEB in a transaction not approved by SEB's Board of Directors. In addition, SEB intends to adopt a stockholder rights plan (the "SEB Rights
                                 Plan"), which, under certain circumstances, would significantly dilute the interest in SEB of persons seeking to acquire control of SEB without the prior approval of SEB's Board of Directors. See "Risk Factors--Risks
                                 Relating to the Distribution--Certain Anti-takeover Features," "Description of the
                                 Capital Stock--Rights Plans" and "Delaware
                                 Law and Certain Charter and By-Law
                                 Provisions."

                       THE COMPANY AFTER THE DISTRIBUTION

Business......................   Following the Internal Transfers and the
                                 Distribution, the Company will be renamed
                                 Varian Medical Systems, Inc. and will
                                 continue to conduct the Health Care Systems
                                 Business currently conducted by the Company.
                                 HCS will be a leading worldwide supplier of integrated cancer-care systems, including
                                 CLINAC medical linear accelerators and
                                 brachytherapy systems for treatment;
                                 simulators for therapy planning and
                                 verification; and ancillary equipment,
                                 software and networking systems to improve both therapeutic efficacy and administrative efficiency. HCS will also be a premier supplier of x-ray tubes for the world's diagnostic imaging industry, including tubes expressly designed for the most advanced mammography and CT scanning applications. The
                                 Health Care Systems Business had sales of approximately $542 million for the fiscal year ended October 2, 1998.

Principal Offices.............   The principal executive offices of HCS
                                 following the Distribution will be located at 3100 Hansen Way, Palo Alto, California 94304-
                                 1030. Its telephone number at that address will be (650) 493-4000.

Board of Directors............   Effective as of the Distribution Date,
                                 following the resignations of nine of the Company's directors (most of whom are or will become directors of IB or SEB) and the appointment of one new director, the Board of Directors of HCS is expected to consist of the following seven persons: John Seely
                                 Brown, Samuel Hellman, Terry R. Lautenbach,
                                 Richard M. Levy, David W. Martin, Jr., Burton
                                 Richter and Richard W. Vieser. See
                                 "Management of HCS--Board of Directors of HCS."

Trading Market................   The HCS Common Stock is expected to continue
                                 to be listed on the NYSE following the
                                 Distribution under the ticker symbol "VAR."
                                 The trading price of the HCS Common Stock will be substantially affected by the Distribution. See "Risk Factors--Risks
                                 Relating to the Distribution--Changes in
                                 Trading Prices."

Certain Provisions of
Certificate of
 Incorporation, By-Laws and      Certain provisions of the Certificate of
 Rights Plan...................  Incorporation and By-Laws of HCS as well as the proposed amendments to the Company's
                                 Certificate of Incorporation set forth in Proposals Three and Four may have the effect of making more difficult an acquisition of control of HCS in a transaction not approved by HCS's Board of Directors. In addition, the Company has adopted a stockholder rights plan
                                 (the "HCS Rights Plan"), which, under certain circumstances, would significantly dilute the interest in HCS of persons seeking to acquire control of

                                 HCS without the prior approval of HCS's Board of Directors. See "The Distribution Proposals--Proposal Three: Approval of Amendment to the Certificate of Incorporation of the Company to Specify That the Number of Directors Shall be Fixed by Resolution of the Board of Directors," "--Proposal Four:
                                 Approval of Amendment to the Certificate of Incorporation of the Company to Change Certain Corporate Governance Provisions," "Description of the Capital Stock--Rights Plans" and "Delaware Law and Certain Charter and By-Law Provisions."

                                  RISK FACTORS

  Stockholders should consider carefully the specific investment considerations set forth under "Risk Factors," as well as the other information set forth in this Proxy Statement.

                                  THE COMPANY

                             SUMMARY FINANCIAL DATA

  The following table presents summary historical financial data of the Company. The information set forth below should be read in conjunction with the historical consolidated financial statements and notes thereto of the Company incorporated herein by reference and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the Company's Annual Report to Stockholders for the fiscal year ended October 2, 1998 which is incorporated herein by reference. The consolidated statement of earnings data set forth below for the fiscal years ended October 2, 1998, September 26, 1997 and September 27, 1996 and the consolidated balance sheet data at October 2, 1998 and September 26, 1997 are derived from, and are qualified by reference to, the audited consolidated financial statements of the Company incorporated herein by reference. The consolidated statement of earnings data for fiscal years 1995 and 1994 and the consolidated balance sheet data at fiscal year end 1996, 1995 and 1994 are derived from audited consolidated financial statements of the Company not included in this Proxy Statement.

                                                   FISCAL YEARS
                                   --------------------------------------------
                                     1998   1997(1)    1996     1995     1994
                                   -------- -------- -------- -------- --------
                                      (DOLLARS IN MILLIONS, EXCEPT PER SHARE
                                                     AMOUNTS)
STATEMENT OF EARNINGS DATA
Sales............................  $1,422.1 $1,425.8 $1,599.4 $1,575.7 $1,313.4
  Earnings from Continuing
   Operations before Taxes.......  $  112.7 $  177.8 $  189.2 $  165.3 $  109.1
  Taxes on earnings..............     38. 9     62.2     67.1     59.5     41.5
                                   -------- -------- -------- -------- --------
Earnings from Continuing
 Operations......................      73.8    115.6    122.1    105.8     67.6
Earnings from Discontinued
 Operations, Net of Taxes........       --       --       --      33.5     11.8
                                   -------- -------- -------- -------- --------
Net Earnings.....................  $   73.8 $  115.6 $  122.1 $  139.3 $   79.4
                                   ======== ======== ======== ======== ========
Net Earnings Per Share--Basic
  Net Earnings from Continuing
   Operations....................  $   2.47 $   3.79 $   3.93 $   3.14 $   1.97
  Net Earnings from Discontinued
   Operations....................       --       --       --      1.00     0.34
                                   -------- -------- -------- -------- --------
Net Earnings Per Share...........  $   2.47 $   3.79 $   3.93 $   4.14 $   2.31
                                   ======== ======== ======== ======== ========
Net Earnings Per Share--Diluted
  Net Earnings from Continuing
   Operations....................  $   2.43 $   3.67 $   3.81 $   3.02 $   1.90
  Net Earnings from Discontinued
   Operations....................       --       --       --      0.95     0.33
                                   -------- -------- -------- -------- --------
Net Earnings Per Share...........  $   2.43 $   3.67 $   3.81 $   3.97 $   2.23
                                   ======== ======== ======== ======== ========
Dividends Declared Per Share.....  $   0.39 $   0.35 $   0.31 $   0.27 $   0.23
                                   ======== ======== ======== ======== ========
BALANCE SHEET DATA AT YEAR END
Total assets.....................  $1,218.3 $1,104.3 $1,018.9 $1,003.8 $  962.4
Long-term debt (excluding current
 portion)........................  $  111.1 $   73.2 $   60.3 $   60.3 $   60.4

--------
(1) Fiscal year 1997 results include a $51.0 million pre-tax gain ($33.2 million after-tax or $1.06 per share) on the sale of the Thin Film Systems business.

                            THE INSTRUMENTS BUSINESS
          (WHICH WILL BECOME VARIAN, INC. FOLLOWING THE DISTRIBUTION)

                             SUMMARY FINANCIAL DATA

  The following table presents summary historical financial data of the Instruments Business. The information set forth below should be read in conjunction with "The Instruments Business Pro Forma Condensed Combined Financial Statements," "Management's Discussion and Analysis of Financial Condition and Results of Operations of the Instruments Business" and the historical financial statements and notes thereto of the Instruments Business included elsewhere in this Proxy Statement. The unaudited pro forma statement of earnings data for the year ended October 2, 1998, set forth below was prepared to give effect to the Distribution as if it had occurred on September 27, 1997, and the unaudited pro forma balance sheet data was prepared to give effect to the Distribution as if it had occurred on October 2, 1998, and does not purport to represent what the Instruments Business' operating results or financial position would have been or to project its operating results or financial position for any future date or period. The statement of earnings data set forth below for the fiscal years ended October 2, 1998, September 26, 1997 and September 27, 1996 and the balance sheet data at October 2, 1998 and September 26, 1997 are derived from, and are qualified by reference to, the audited financial statements of the Instruments Business included elsewhere in this Proxy Statement. The statement of earnings data for the fiscal years 1995 and 1994 and the balance sheet data at fiscal year end 1996, 1995 and 1994 are derived from unaudited financial data of the Instruments Business not included in this Proxy Statement.

  The historical financial information may not be indicative of the Instruments Business' future performance and does not necessarily reflect what the financial position and results of operations of the Instruments Business would have been had the Instruments Business operated as a separate, stand-alone entity during the periods presented.

                                               FISCAL YEARS
                             -------------------------------------------------
                             PRO FORMA
                               1998     1998    1997    1996    1995    1994
                             --------- ------- ------- ------- ------- -------
                              (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
STATEMENT OF EARNINGS DATA
Sales.......................  $557.8   $557.8  $541.9  $504.4  $459.4  $425.7
Operating Earnings before
 Taxes......................  $ 35.1   $ 39.2  $ 26.8  $ 11.5  $  2.7  $ 20.3
Taxes on earnings...........  $ 14.2   $ 15.8  $ 12.6  $  5.3  $  0.7  $ 10.0
Net Earnings................  $ 20.9   $ 23.4  $ 14.2  $  6.2  $  2.0  $ 10.3
Pro Forma Net Earnings Per
 Share(1)...................  $  0.70  $  0.78 $  0.47 $  0.20 $  0.06 $  0.30
BALANCE SHEET DATA AT YEAR
 END
Total assets................  $412.1   $404.1  $357.9  $301.0  $282.0  $272.6
Long-term debt (excluding
 current portion)...........  $ 52.0   $   --  $   --  $   --  $   --  $   --

--------
(1) The computation of pro forma net earnings per share is based on the weighted average number of shares of the Company's Common Stock outstanding during the respective periods, reflecting the anticipated ratio of one share of IB Common Stock for each share of the Company's Common Stock outstanding at the time of the Distribution.

                      THE SEMICONDUCTOR EQUIPMENT BUSINESS
  (WHICH WILL BECOME VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC. FOLLOWING
                               THE DISTRIBUTION)

                             SUMMARY FINANCIAL DATA

  The following table presents summary historical financial data of the Semiconductor Equipment Business. The information set forth below should be read in conjunction with "The Semiconductor Equipment Business Pro Forma Condensed Combined Financial Statements," "Management's Discussion and Analysis of Financial Condition and Results of Operations of the Semiconductor Equipment Business" and the historical financial statements and notes thereto of the Semiconductor Equipment Business included elsewhere in this Proxy Statement. The unaudited pro forma statement of earnings data for the year ended October 2, 1998, set forth below was prepared to give effect to the Distribution as if it had occurred on September 27, 1997, and the unaudited pro forma balance sheet data was prepared to give effect to the Distribution as if it had occurred on October 2, 1998, and does not purport to represent what the Semiconductor Equipment Business' operating results or financial position would have been or to project its operating results or financial position for any future date or period. The statement of earnings data set forth below for the fiscal years ended October 2, 1998, September 26, 1997 and September 27, 1996 and the balance sheet data at October 2, 1998 and September 26, 1997 are derived from, and are qualified by reference to, the audited financial statements of the Semiconductor Equipment Business included elsewhere in this Proxy Statement. The statement of earnings data for the fiscal years 1995 and 1994 and the balance sheet data at fiscal year end 1996, 1995 and 1994 are derived from unaudited financial data of the Semiconductor Equipment Business not included in this Proxy Statement.

  The historical financial information may not be indicative of the Semiconductor Equipment Business' future performance and does not necessarily reflect what the financial position and results of operations of the Semiconductor Equipment Business would have been had the Semiconductor Equipment Business operated as a separate, stand-alone entity during the periods presented.

                                               FISCAL YEARS
                             -------------------------------------------------
                             PRO FORMA
                               1998     1998   1997(1)  1996    1995    1994
                             --------- ------- ------- ------- ------- -------
                              (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
STATEMENT OF EARNINGS DATA
Revenue.....................  $342.9   $342.9  $448.3  $667.2  $660.7  $476.6
Operating Earnings before
 Taxes......................  $ 16.1   $ 16.3  $105.9  $122.3  $ 92.5  $ 39.2
Taxes on earnings...........  $  4.8   $  4.9  $ 34.9  $ 43.0  $ 33.8  $ 12.8
Net Earnings................  $ 11.3   $ 11.4  $ 71.0  $ 79.3  $ 58.7  $ 26.4
Pro Forma Net Earnings Per
 Share(2)...................  $  0.38  $  0.38 $  2.33 $  2.56 $  1.74 $  0.77
BALANCE SHEET DATA AT YEAR
 END
Total assets................  $324.6   $224.6  $233.3  $312.1  $275.8  $242.2

--------
(1) Fiscal year 1997 results include a $51.0 million pre-tax gain ($33.2 million after-tax or $1.09 pro forma per share) on the sale of the Thin Film Systems business.
(2) The computation of pro forma net earnings per share is based on the weighted average number of shares of the Company's Common Stock outstanding during the respective periods, reflecting the anticipated ratio of one share of SEB Common Stock for each share of the Company's Common Stock outstanding at the time of the Distribution.

                                      HCS
                    (VARIAN ASSOCIATES, INC., TO BE RENAMED
            VARIAN MEDICAL SYSTEMS, INC. FOLLOWING THE DISTRIBUTION)

                        PRO FORMA SUMMARY FINANCIAL DATA

  The following table presents unaudited pro forma summary financial data of HCS prepared to give effect to the Distribution. The unaudited pro forma summary financial data should be read in conjunction with "HCS Pro Forma Consolidated Financial Statements," "Management's Discussion and Analysis of Financial Condition and Results of Operations of HCS" and the historical consolidated financial statements of the Company and the notes thereto incorporated herein by reference. The unaudited pro forma statement of earnings data set forth below was prepared to give effect to the Distribution for each of the most recent three fiscal years as if the Distribution had occurred on the first day of the earliest period presented, and does not purport to represent what the operations actually would have been, or to project HCS's operating results for any future period. The unaudited pro forma balance sheet data set forth below was prepared to give effect to the Distribution as if it had occurred at October 2, 1998, and does not purport to represent what the financial position actually would have been, or to project HCS's financial position for any future date.

                                                       PRO FORMA FOR THE FISCAL
                                                                YEARS
                                                       ------------------------
                                                          1998     1997   1996
                                                       ---------- ------ ------
                                                        (DOLLARS IN MILLIONS,
                                                           EXCEPT PER SHARE
                                                               AMOUNTS)
STATEMENT OF EARNINGS DATA
Sales.................................................   $541.5   $476.3 $467.5
Operating Earnings before Taxes.......................   $ 55.4   $ 44.8 $ 54.2
Taxes on earnings.....................................   $ 17.4   $ 14.7 $ 18.3
Net Earnings..........................................   $ 38.0   $ 30.1 $ 35.9
Pro Forma Net Earnings Per Share--Basic(1)............   $ 1.27   $ 0.99 $ 1.16
Pro Forma Net Earnings Per Share--Diluted(2)..........   $ 1.25   $ 0.96 $ 1.12
                                                       PRO FORMA
                                                         AS OF
                                                       OCTOBER 2,
                                                          1998
                                                       ----------
                                                        (DOLLARS
                                                           IN
                                                        MILLIONS)
BALANCE SHEET DATA AT YEAR END
Total assets..........................................   $503.1
Long-term debt (excluding current portion)............   $ 59.1

--------
(1) The computation of pro forma net earnings per share--basic is based on the weighted average number of shares of the Company's Common Stock outstanding during the respective periods.
(2) The computation of pro forma net earnings per share--diluted is based on the sum of the weighted average number of shares of the Company's Common Stock outstanding and the Company's dilutive potential Common Stock during the respective periods.

                                 RISK FACTORS

  The following factors, in conjunction with the other information included in this Proxy Statement (including the documents incorporated by reference herein), should be carefully considered by the stockholders of the Company in evaluating the matters presented in this Proxy Statement.

                      RISKS RELATING TO THE DISTRIBUTION

LACK OF RECENT OPERATING HISTORY AS SEPARATE ENTITIES

  Upon consummation of the Distribution, HCS will own and operate the Health Care Systems Business, SEB will own and operate the Semiconductor Equipment Business and IB will own and operate the Instruments Business. None of these businesses has a recent operating history as a separate entity.

  After the Distribution, each of HCS, SEB and IB will be a smaller and less diversified company than the Company was prior to the Distribution. The ability of each of HCS, SEB and IB to satisfy its respective obligations and maintain profitability will be solely dependent upon its own future performance, and each company will not be able to rely on the capital resources and cash flows of the other two businesses. The future performance and cash flows of each company will be subject to prevailing economic conditions and to financial, business and other factors affecting the business operations of such company, including factors beyond its control.

  The division of the Company may result in some temporary dislocation and inefficiencies to the business operations, as well as the organization and personnel structure, of each company, and will also result in the duplication of certain personnel, administrative and other expenses required for the operation of independent companies. In addition, although after the Distribution each business will continue to be managed by its current operating management, the managements of HCS, SEB and IB have not previously operated their businesses as separate public companies. Accordingly, there can be no assurance that the transition will not alter or disrupt the management and/or operations of one or more of the businesses.

POTENTIAL RESPONSIBILITY FOR LIABILITIES NOT EXPRESSLY ASSUMED

  The Distribution Agreement and the Ancillary Agreements allocate among HCS, SEB and IB responsibility for various indebtedness, liabilities and obligations. See "The Distribution Proposals--Proposal One: The Distribution-- Relationship Among HCS, SEB and IB after the Distribution." It is possible that a court would disregard this contractual allocation of indebtedness, liabilities and obligations among the parties and require HCS, SEB or IB or their respective subsidiaries to assume responsibility for obligations allocated to another party, particularly if such other party were to refuse or was unable to pay or perform any of its allocated obligations.

POTENTIAL INDEMNIFICATION LIABILITIES

  Under the terms of the Distribution Agreement and certain of the Ancillary Agreements, each of HCS, SEB and IB has agreed to indemnify the other parties (and certain related persons) from and after consummation of the Distribution with respect to certain indebtedness, liabilities and obligations, which indemnification obligations could be significant. The availability of such indemnities will depend upon the future financial strength of the companies. No assurance can be given that the relevant company will be in a position to fund such indemnities. In addition, the Distribution Agreement generally provides that if a court prohibits a company from satisfying its indemnification obligations, then such indemnification obligations will be shared equally between the two other companies. See "The Distribution Proposals--Proposal One: The Distribution--Relationship Among HCS, SEB and IB after the Distribution."

DEBT LEVERAGE AFTER THE DISTRIBUTION

  Immediately following the Distribution, SEB will have significantly less debt leverage, and IB and HCS will have somewhat greater debt leverage, than the Company had prior to the Distribution. As of October 2,

1998, the Company had total long and short-term debt of approximately $158 million and total stockholders' equity of approximately $558 million. Based on the Company's outstanding indebtedness as of October 2, 1998 and projected operating results, certain other transactions and scheduled debt repayments through the anticipated Distribution Date, on a pro forma basis giving effect to the Distribution: (i) HCS would have total long and short-term debt of approximately $88 million and total stockholders' equity of approximately
$136 million; (ii) IB would have total long-term debt (including current portion) of approximately $58 million and total stockholders' equity of approximately $205 million and (iii) SEB would have total short-term debt of approximately $5 million and total stockholders' equity of approximately $190 million. The allocation of indebtedness among the three companies reflects, in substantial part, the relative expected capital requirements and cash flows of the three businesses. See "The Instruments Business Forecasted Capitalization," "The Semiconductor Equipment Business Forecasted Capitalization" and "HCS Forecasted Capitalization."

  The degree to which each company is leveraged could have important consequences, including the following: (i) each company's ability to obtain additional financing in the future for working capital, capital expenditures, product development, acquisitions, general corporate purposes or other purposes may be impaired; (ii) a portion of each company's and its subsidiaries' cash flow from operations must be dedicated to the payment of the principal of and interest on its indebtedness; (iii) the Term Loans of HCS and IB will contain, and any credit agreement of IB, SEB or HCS following the Distribution may contain, certain restrictive financial and operating covenants, including, among others, requirements that the company satisfy certain financial ratios; (iv) a portion of each company's borrowings may be at floating rates of interest, causing each company to be vulnerable to increases in interest rates; (v) each company's degree of leverage may make it more vulnerable in a downturn in general economic conditions and (vi) each company's degree of leverage may limit its flexibility in responding to changing business and economic conditions. In addition, in a lawsuit by an unpaid creditor or representative of creditors, such as a trustee in bankruptcy, a court may be asked to void the Distribution (in whole or in part) as a fraudulent conveyance and to require that the stockholders return some or all of the shares of SEB Common Stock and/or IB Common Stock to the Company or require each of the companies to fund certain liabilities of the other companies for the benefit of creditors. See "--Fraudulent Transfer Considerations; Legal Dividend Requirements."

FEDERAL INCOME TAX CONSIDERATIONS

  The Company has conditioned the Distribution on the receipt of a favorable Tax Ruling. The Board of Directors of the Company will not waive the requirement of receipt of a favorable Tax Ruling, unless the Company receives an opinion of counsel that no gain or loss will be recognized by the holders of the Company's Common Stock as a result of the Distribution and no gain or loss will be recognized by the Company upon the Distribution. See "The Distribution Proposals--Proposal One: The Distribution--Federal Income Tax Aspects of the Distribution." Such rulings, while generally binding upon the Internal Revenue Service (the "IRS"), are subject to certain factual representations and assumptions. If such factual representations and assumptions were incorrect in any material respect, such ruling would be jeopardized. The Company is not aware of any facts or circumstances that would cause such representations and assumptions to be untrue. The Company, IB and SEB have agreed to certain restrictions on their future actions to provide further assurances that the Distribution will qualify as tax-free. See "The Distribution Proposals--Proposal One: The Distribution--Relationship Among HCS, SEB and IB after the Distribution--Tax Sharing Agreement."

  If one or both of the distributions comprising the Distribution fail to qualify as a tax-free spin-off under Section 355 of the Code, then HCS will recognize gain equal to the difference between the fair market value of the stock of the nonqualifying company or companies and the Company's adjusted tax basis in such stock. If HCS were to recognize gain on one or both of the distributions, such gain and the resulting tax liability likely would be very substantial.

  Furthermore, if either distribution were not to qualify as a tax-free spin-off under Section 355 of the Code, each holder of the Company's Common Stock who receives shares of IB Common Stock and SEB Common

Stock in the Distribution would be treated as if such stockholder received a taxable distribution in an amount equal to the fair market value of the IB Common Stock or SEB Common Stock received, which would result in (i) a dividend to the extent of such stockholder's pro rata share of the Company's current and accumulated earnings and profits, (ii) a reduction in such stockholder's basis in the Company's Common Stock to the extent the amount received exceeds such stockholder's share of earnings and profits and (iii) gain from the exchange of the Company's Common Stock to the extent the amount received exceeds both such stockholder's share of earnings and profits and such stockholder's basis in such common stock.

  Section 355(e), which was added to the Code in 1997, generally provides that a company that distributes shares of a subsidiary in a spin-off that is otherwise tax-free will incur federal income tax liability if 50% or more, by vote or value, of the capital stock of either the company making the distribution or the spun-off subsidiary is acquired (a "50% Ownership Shift") by one or more persons acting pursuant to a plan or series of related transactions that includes the spin-off. There is a presumption that any acquisition of 50% or more, by vote or value, of the capital stock of the company or the subsidiary that occurs within two years before or after the spin-off is pursuant to a plan that includes the spin-off. However, the presumption may be rebutted by establishing that the spin-off and the acquisition are not part of a plan or series of related transactions. Among the factual representations made by the Company to the IRS in connection with the requested Tax Ruling is the representation that each of the distributions is not part of such a plan or series of related transactions. If HCS, IB or SEB were to undergo a 50% Ownership Shift, particularly if such 50% Ownership Shift occurred within two years after the Distribution Date, there can be no assurance that the IRS will not assert that such ownership shift occurred pursuant to a plan or series of related transactions and therefore that the Distribution is taxable under Section 355(e).

  If a distribution is taxable solely under Section 355(e), HCS will recognize gain equal to the difference between the fair market value of the stock of SEB and IB and the Company's adjusted tax basis in such stock. However, holders of the Company's Common Stock would not recognize gain or loss as a result of the Distribution. If HCS were to recognize gain on the distributions, such gain and the resulting tax liability likely would be very substantial.

  The Tax Sharing Agreement will allocate responsibility for the possible corporate tax burden resulting from the Distribution. Each of HCS, IB and SEB will be responsible for any corporate taxes resulting from the Distribution attributable to action taken or permitted by that entity or its affiliates after the Distribution. If the Distribution is found to be taxable but none of HCS, IB and SEB has done anything to cause the Distribution to be taxable, each company generally will be liable for one-third of those taxes. See "The Distribution Proposals--Proposal One: The Distribution--Relationship Among HCS, SEB and IB after the Distribution--Tax Sharing Agreement."

NO CURRENT PUBLIC MARKET FOR IB COMMON STOCK OR SEB COMMON STOCK

  There is not currently a public market for the IB Common Stock or the SEB Common Stock and there can be no assurance as to the prices at which trading in such stock will occur after the Distribution. Until each of the IB Common Stock and SEB Common Stock is fully distributed and an orderly market develops, the prices at which trading in such stock occurs may fluctuate significantly. IB intends to apply for quotation of the IB Common Stock on the Nasdaq National Market and SEB intends to apply for quotation of the SEB Common Stock on the Nasdaq National Market. Management expects that the market will characterize SEB Common Stock as a semiconductor equipment stock, which category of stock has historically experienced relatively greater price volatility than broader market indices. See "The Distribution Proposals-- Proposal One: The Distribution--Listing and Trading of IB Common Stock and SEB Common Stock. "

CHANGES IN TRADING PRICES

  It is expected that the HCS Common Stock will continue to be listed and traded on the NYSE after the Distribution. The trading price of the HCS Common Stock will be substantially affected by the Distribution. The combined trading prices of the HCS Common Stock, the SEB Common Stock and the IB Common Stock held by stockholders after the Distribution may be less than, equal to or greater than the trading price of the Company's Common Stock prior to the Distribution. See "The Distribution Proposals--Proposal One: The Distribution--Listing and Trading of HCS Common Stock."

NO DIVIDENDS ANTICIPATED

  The Company pays dividends on the Company's Common Stock at the current annualized rate of $0.40 per share. Following the Distribution, none of HCS, SEB or IB anticipates paying dividends on its common stock. The Term Loans of HCS and IB will contain, and any credit agreement of HCS, SEB or IB following the Distribution may contain, provisions that limit the ability of such company (and/or its subsidiaries) to pay cash dividends. Any determination to pay cash dividends in the future will be at the discretion of the Board of Directors of each of HCS, SEB and IB and will be dependent upon the respective company's results of operations, financial condition, contractual restrictions and other factors deemed relevant at that time by the respective company's Board of Directors. See "Financing."

CERTAIN ANTI-TAKEOVER FEATURES

 IB and SEB

  The Certificate of Incorporation and By-Laws of each of IB and SEB that will be in effect at the time of the Distribution will contain several provisions that may make the acquisition of control of IB or SEB more difficult or expensive. Such Certificates of Incorporation and By-Laws, among other things, will (i) classify the Board of Directors into three classes, with directors of each class serving for a staggered three-year period, (ii) provide that directors may be removed only for cause and only upon the affirmative vote of the holders of at least a majority of the outstanding shares of common stock entitled to vote for such directors, (iii) permit the remaining directors (but not the company's stockholders) to fill vacancies and newly created directorships on the Board, (iv) eliminate the ability of stockholders to act by written consent and (v) require the vote of stockholders holding at least 66 2/3% of the outstanding shares of common stock to amend, alter or repeal the By-Laws and certain provisions of the Certificate of Incorporation, including the provisions described in the foregoing clauses (i) through (iv) and this clause (v). Such provisions would make the removal of incumbent directors more difficult and time-consuming and may have the effect of discouraging a tender offer or other takeover attempt not previously approved by the Board of Directors. Under the Certificate of Incorporation of each of IB and SEB which will be in effect at the time of the Distribution, the Board of Directors of the company also has the authority to issue shares of preferred stock in one or more series and to fix the powers, preferences and rights of any such series without stockholder approval. The Board of Directors of IB or SEB, as the case may be, could, therefore, issue, without stockholder approval, preferred stock with voting and other rights that could adversely affect the voting power of the holders of common stock of the company and could make it more difficult for a third party to gain control of the company. In addition, each of IB and SEB will adopt a stockholder rights plan prior to the Distribution Date, which, under certain circumstances, would significantly dilute the equity interest in the company of persons seeking to acquire control of the company without the prior approval of that company's Board of Directors. See "Description of the Capital Stock--Rights Plans" and "Delaware Law and Certain Charter and By-Law Provisions."

 HCS

  The Company has adopted a stockholder rights plan which, under certain circumstances, would significantly dilute the equity interest in the Company, or HCS following the Distribution, of persons seeking to acquire control of the Company, or HCS following the Distribution, without the prior approval of the Board of Directors. See "Description of the Capital Stock--Rights Plans." Proposals Three and Four include amendments to the Company's Certificate of Incorporation that may make more difficult an acquisition of control of HCS following the Distribution, without the approval of the Board of Directors. See "The Distribution Proposals--Proposal Three: Approval of Amendment to the Certificate of Incorporation of the Company to Specify That the Number of Directors Shall be Fixed by Resolution of the Board of Directors" and "-- Proposal Four: Approval of Amendment to the Certificate of Incorporation of the Company to Change Certain Corporate Governance Provisions."

CERTAIN CONSENT REQUIREMENTS

  The Company has reviewed its existing debt and other contractual arrangements to determine whether consummation of the Distribution and related transactions would result in a violation of these obligations or require the consent of a third party to effect the necessary transfers. In a substantial number of situations, an amendment, consent or waiver from third parties will be required. It is a condition of the Distribution that these amendments, consents or waivers have been obtained, except for those the failure of which to be obtained would not have a material adverse effect on HCS, SEB or IB. Although the Company believes that no single agreement for which an amendment, consent or waiver is being sought is material, the failure of the Company to receive a significant number of such amendments, waivers or consents could have a material adverse effect on the ability of HCS, SEB or IB, as the case may be, to continue to conduct its respective business as currently being conducted.

FRAUDULENT TRANSFER CONSIDERATIONS; LEGAL DIVIDEND REQUIREMENTS

  If a court in a lawsuit by an unpaid creditor or representative of creditors, such as a trustee in bankruptcy, were to find that at the time the Company effected the Distribution, the Company, HCS, SEB or IB, as the case may be, (i) was insolvent, (ii) was rendered insolvent by reason of the Distribution, (iii) was engaged in a business or transaction for which the Company's, HCS's, SEB's or IB's, as the case may be, remaining assets constituted unreasonably small capital or (iv) intended to incur, or believed it would incur, debts beyond its ability to pay such debts as they matured, such court may be asked to void the Distribution (in whole or in part) as a fraudulent conveyance and require that the stockholders return some or all of the shares of SEB Common Stock and IB Common Stock to the Company, or require HCS, SEB or IB, as the case may be, to fund certain liabilities of the other companies for the benefit of creditors. The measure of insolvency for purposes of the foregoing will vary depending upon the jurisdiction whose law is being applied. Generally, however, each of the Company, HCS, SEB and IB, as the case may be, would be considered insolvent if the fair value of its assets were less than the amount of its liabilities or if it incurred debt beyond its ability to repay such debt as it matures. In addition, under Section 170 of the Delaware General Corporation Law (the "DGCL") (which is applicable to the Company in the Distribution), a corporation generally may make distributions to its stockholders only out of its surplus (net assets minus capital) and not out of capital.

  The Company's Board of Directors and management believe that (i) the Company, and each of HCS, SEB and IB, will be solvent before and after the Distribution (in accordance with the foregoing definitions), will be able to repay its debts as they mature following the Distribution and will have sufficient capital to carry on its businesses and (ii) the Distribution will be made entirely out of surplus, as provided under Section 170 of the DGCL.

TRANSITIONING TO NEW INFORMATION TECHNOLOGY INFRASTRUCTURES

  HCS, IB and SEB currently share a common information technology ("IT") infrastructure. This IT infrastructure is essential to the daily operation of the companies' marketing, manufacturing, distribution, billing and collections and financial reporting processes.

  After the Distribution, each of HCS, IB and SEB will establish separate IT infrastructures as appropriate for their separate businesses and will transition to these new IT infrastructures from the currently shared IT infrastructure. These transitions are not unlike transitions carried out previously by the Company in the process of divesting discontinued operations and/or integrating the operations of newly acquired companies. Consequently, management believes that HCS, IB and SEB possess the skills and resources to design and implement and transition to the new IT infrastructures. However, these activities are inherently complex and because of their significance to the businesses, unforeseen problems or errors in the transitions to these new IT infrastructures could adversely affect the business and results of operations of each of HCS, IB and SEB. Assessment and correction of Year 2000 problems could complicate transition to these new infrastructures. See "Risk Factors--Additional Risks Relating to Each of the Businesses--Potential Impact of the Year 2000 Issue."

                     RISKS RELATING TO THE BUSINESS OF HCS

UNCERTAIN MARKET ACCEPTANCE OF PRODUCTS; PRODUCT OBSOLESCENCE

  There can be no assurance that HCS's future products will gain any significant market acceptance and market share among physicians, patients and health care payors, even if required regulatory approvals are obtained. Market acceptance may depend on a variety of factors, including educating physicians regarding the use of a new procedure, overcoming physician objections to certain effects of the product or its related treatment regimen and convincing health care payors that the benefits of the product and its related treatment regimen outweigh its costs. Market acceptance and market share are also affected by the timing of market introduction of competitive products. Accordingly, the relative speed with which HCS can develop products, gain regulatory approval and reimbursement acceptance and supply commercial quantities of the product to the market are expected to be important factors in market acceptance and market share.

  In addition, the marketplace for medical products is characterized by rapid change and technological innovation. As a result, HCS is subject to the risk of product obsolescence, whether from long development or government approval cycles or the development of improved products or processes by competitors. In addition, the marketplace could conclude that the task for which HCS's product was designed is no longer an element of a generally accepted diagnostic or treatment regimen. Any development adversely affecting the market for equipment manufactured by HCS would result in its having to reduce production volumes or to discontinue manufacturing, which could have an adverse effect on HCS's business, results of operations and financial condition. There can be no assurance that HCS's products or proprietary technologies will not become uncompetitive or obsolete.

TECHNOLOGICAL CHANGE AND NEW PRODUCTS

  The market for HCS's products is characterized by rapid and significant technological change, evolving industry standards and new product introductions. Many of HCS's products are technologically innovative and require significant planning, design, development and testing at the technological, product and manufacturing process levels. These activities require significant capital commitments and investment by HCS.

  New product developments and new business opportunities in the health care industry have inherent risks and unpredictability. These include proof of feasibility; time required from proof of feasibility to routine production; timing and cost of regulatory approvals; inventory overruns caused by phase-in of new products and phase-out of old products; manufacturing, installation, warranty and maintenance cost overruns; customer acceptance and payment; customer demands for retrofits of both new and old products; and reaction of competitors. There can be no assurance that HCS will successfully develop, manufacture and phase in new products or that quarterly or yearly financial performance dependent upon new product introductions will not be materially adversely affected. See "Business of HCS--Research and Development."

  The high cost of technological innovation is matched by the rapid and significant change in the technologies governing the products that are competitive in HCS's market, by industry standards that may change on short notice and by the introduction of new products and technologies which may render existing products and technologies uncompetitive. If HCS does not successfully introduce new products, HCS's results of operations will be materially adversely affected.

GOVERNMENT REGULATION

   HCS's products and manufacturing activities are subject to extensive and rigorous government regulation, including the provisions of the U.S. Food, Drug and Cosmetic Act. Commercial distribution in certain foreign countries is also subject to government regulation. The process of obtaining required regulatory approvals can be lengthy, expensive and uncertain. Moreover, regulatory approvals, if granted, may include significant limitations on the indicated uses for which a product may be marketed. The U.S. Food and Drug Administration (the "FDA") actively enforces regulations prohibiting marketing of medical devices without compliance with certain pre-market approval provisions. A Section 510(k) application is required in order to market a new or modified medical device, and if specifically required by the FDA, a pre-market approval application, which is often more costly to obtain, may be necessary. The FDA review process typically requires extended proceedings pertaining to the safety and efficacy of new products, which may delay or hinder a product's timely entry into the marketplace. The FDA and the FTC also regulate the content of advertising and marketing materials relating to medical devices. There can be no assurance that HCS's advertising and marketing materials regarding its products are and will be in compliance with such regulations.

  HCS is also subject to other federal, state, local and foreign laws, regulations and recommendations relating to medical devices, safe working conditions and laboratory and manufacturing practices. Failure to comply with applicable regulatory requirements can result in, among other things, fines, suspensions of approvals, seizures or recalls of products, operating restrictions and criminal prosecutions. Furthermore, changes in existing regulations or adoption of new regulations could affect the timing of, or prevent HCS from obtaining, future regulatory approvals. The effect of government regulation may be to delay for a considerable period of time or to prevent the marketing and full commercialization of future products or services that HCS may develop, and/or to impose costly requirements on HCS. There can also be no assurance that additional regulations will not be adopted or current regulations amended in such a manner as will materially adversely affect HCS. See "Business of HCS--Government Regulation."

UNCERTAINTY OF HEALTH CARE REFORM

  The U.S. government has in the past, and may in the future, consider (and certain state and local as well as a number of foreign governments are considering or have adopted) health care policies intended to curb rising health care costs. Such policies include rationing of government-funded reimbursement for health care services and imposing price controls upon providers of medical products and services. HCS cannot predict what health care reform legislation or regulation, if any, will be enacted in the United States or elsewhere. Significant changes in the health care systems in the United States or elsewhere would likely have a significant impact on the demand for HCS's products and services and the manner in which HCS conducts its business. HCS is unable to predict whether such proposals will be enacted, whether other health care legislation or regulation affecting HCS's business, financial condition and results of operations may be proposed or enacted in the future, or what effect any such legislation or regulation would have on HCS's business, financial condition and results of operations. See "Business of HCS--Government Regulation."

UNCERTAINTY OF THIRD-PARTY REIMBURSEMENT

  Sales of certain products manufactured by HCS are indirectly dependent in part on the availability to HCS's customers of adequate reimbursement for the treatment provided by those products from third-party health care payors, such as government and private insurance plans, health maintenance organizations and preferred provider organizations, in that the availability of such reimbursement affects HCS's customers' capital equipment purchasing decisions. Third-party payors are increasingly challenging the pricing of medical products and services. There can be no assurance that adequate levels of reimbursement to HCS's customers will be available to enable HCS to achieve or maintain market acceptance of its products. Without adequate support from third-party payors, the market for the products of HCS may be limited. There is no uniform policy on reimbursement among third party payors, nor are there any assurances that any of HCS's products will qualify for reimbursement from third party payors. Foreign countries also have their own health care reimbursement systems, and there can be no assurance that third party reimbursement will be made available with respect to HCS's products under any foreign reimbursement system. See "Business of HCS--Government Regulation-- Medicare and Medicaid Reimbursement."

  In addition, HCS's business, financial condition and results of operations could be adversely affected by the continuing efforts of many third party payors to reduce the costs of health care by decreasing reimbursement rates, or limiting or prohibiting reimbursement for certain services or devices or through other means. Furthermore, legislative proposals to reform government health care insurance programs, including the Medicare and Medicaid programs, could significantly impact the purchase of health care services and products and could result in lower prices and reduced demand for HCS's products. HCS is unable to predict whether such proposals will be enacted, whether other health care legislation or regulation affecting HCS's business, financial condition and results of operations may be proposed or enacted in the future, or what effect any such legislation or regulation would have on HCS's business, financial condition and results of operations.

PRODUCT RECALLS, PRODUCT LIABILITY AND INSURANCE

  The tolerance for error in the design, manufacture or use of HCS's systems may be small or nonexistent. If a system designed or manufactured by HCS is found to be defective, whether due to design or manufacturing defects, to improper use of the system or to other reasons, the system may need to be recalled, possibly at HCS's expense. Furthermore, the adverse effect of a product recall on HCS might not be limited to the cost of the recall. For example, a product recall could cause a general investigation of HCS by applicable regulatory authorities as well as cause other customers to review and potentially terminate their relationships with HCS. Recalls, especially if accompanied by unfavorable publicity or termination of customer contracts, could result in substantial costs, loss of revenues and a diminution of HCS's reputation, each of which would have a material adverse effect on HCS's business, results of operations and financial condition.

  The manufacture and sale of medical products manufactured by HCS involve the risk of product liability claims and expose HCS to substantial liability to patients for damages resulting from the faulty design or manufacture of products. Because these medical products involve the delivery of radiation to the human body or are involved in diagnostic imaging of the human body, the possibility for significant injury and/or death exists. Therefore, the design, manufacture, sale and service of medical products manufactured by HCS involve the risk of product liability claims and expose HCS to substantial liability to patients for damages resulting from the faulty design, manufacture or servicing of such products. See "Business of HCS--Product Liability."

  The Company maintains limited product liability insurance coverage in an amount it deems sufficient for each of its businesses. Such insurance is subject to deductibles and self-insured retentions. Product liability insurance is expensive and in the future may not be available on acceptable terms, in sufficient amounts or may be unavailable. Although HCS will obtain (or modify existing) insurance coverage after the Distribution, the amount of such insurance coverage has not yet been determined and no assurance can be given as to its adequacy. A successful claim brought against HCS in excess of its insurance coverage or any material claim for which insurance coverage is denied or limited and for which indemnification is not available could have a material adverse effect on HCS's business, results of operations and financial condition. There can be no assurance that HCS would have sufficient resources to satisfy any liability resulting from these claims.

  On December 5, 1997, HCS purchased General Electric's Radiotherapy Service Business (the "RS Business"). In connection with that transaction, HCS agreed to assume liability for certain product defects and personal injury matters which might arise with respect to RS Business products, and obtained insurance for these matters. The insurance provides that in each annual period HCS is responsible for the first $5,000,000 of expenses or liabilities related to any such claims. HCS has been notified of three potential claims related to these RS Business products for which HCS may have an indemnity obligation. See "Business of HCS--Product Liability."

CUSTOMER CONCENTRATION; CUSTOMER FINANCING

  Historically, HCS has sold a significant proportion of its systems in any particular period to a limited number of customers. Sales to HCS's ten largest customers in fiscal years 1998, 1997 and 1996 accounted for approximately 24%, 28% and 30% of sales, respectively. The composition of the group comprising HCS's largest customers has varied from year to year. HCS expects that sales of its products to relatively few customers will continue to account for a similar percentage of its net sales in the foreseeable future. Similarly, HCS has significant strategic relationships with a number of key distributors. The termination of these strategic relationships or the loss of a significant customer or any reduction in orders from any significant customer, including reductions due to customer departures from recent buying patterns, market, economic or competitive conditions in the health care industry could adversely affect HCS's business, financial condition and results of operations. In addition, the ongoing consolidation of customers who purchase x-ray tube products from HCS, including the consolidation of such customers into companies that already manufacture x-ray tubes, may adversely affect HCS's business. See "Business of HCS--Marketing and Sales."

  HCS is experiencing increased demands for customer financing and leasing arrangements. As of October 2, 1998, HCS had approximately $12 million of outstanding receivables that HCS has financed, with approximately 96% from customers outside the United States. The average amount financed for each customer was approximately $500,000. In order to meet this demand, HCS has recently entered into a vendor leasing partnership with a finance company to provide various financing arrangements to these customers. While this arrangement does in some cases allow the finance company to seek recourse from HCS in the event of customer default, HCS has mitigated this risk by purchasing a comprehensive credit and political risk insurance policy for customers in certain countries. HCS continues to monitor its increased credit exposure because of the weakened financial conditions in Asia and the impact that such conditions may have on the worldwide economy. Although HCS has not to date experienced significant losses as a result of customers failing to meet their obligations, such losses, if incurred, could have a material adverse effect on HCS's business, results of operations and financial condition.

VARIABILITY OF OPERATING RESULTS

  HCS has experienced and expects to continue to experience fluctuations in its quarterly operating results. The timing and amount of revenues are subject to a number of factors that make estimation of revenues and operational results prior to the end of any quarter very uncertain. Many of HCS's products are products that require significant capital expenditures, and the timing of sales of these products could affect HCS's quarterly earnings. A delay in a shipment in any quarter due, for example, to an unanticipated shipment rescheduling, to cancellations by customers or to unexpected manufacturing difficulties experienced by HCS, may cause sales in such quarter to fall significantly below HCS's expectations and may thus adversely affect HCS's operating results for such quarter. Due to the significant size of certain of HCS's product sales, HCS's operating results may also be affected by an unexpected change in a customer's financial solvency or ability to obtain financing for capital expenditures. Further, HCS's quarterly operating results may also vary significantly depending on a number of other factors, including changes in pricing by HCS or its competitors, discount levels, seasonality of revenue, foreign currency exchange rates, the mix of products sold, the timing of the announcement, introduction and delivery of new product enhancements by HCS and its competitors, and general economic conditions. Because certain operating expenses of HCS are based on anticipated capacity levels and a high percentage of HCS's expenses are fixed for the short term, a small variation in the timing of recognition of revenue can cause significant variations in operating results from quarter to quarter. There can be no assurance that any of these factors will not have a material adverse effect on HCS's business or results of operations. In addition, HCS's orders and backlog cannot necessarily be relied upon as an accurate predictor of future revenues as the timing of such revenues is dependent upon completion of customer site preparation and construction, installation scheduling, customer capital budgeting and financing, receipt of applicable regulatory approvals and other factors. Accordingly, there can be no assurance that the orders will mature into revenue. See "Business of HCS--Competition."

                     RISKS RELATING TO THE BUSINESS OF IB

TECHNOLOGICAL CHANGE AND NEW PRODUCTS

  The markets for IB's products are characterized by changing technology, evolving industry standards and new product introductions and enhancements. While many of IB's products are based on more mature technologies, IB's future success will depend in part upon its ability to enhance its existing products with new technologies, to develop and introduce new products and technologies and to successfully expand its aftermarket support services for such new or enhanced products in order to meet changing customer requirements and serve broader industry segments. IB has devoted significant resources to the enhancement of its existing products, the development of new products and technologies and the expansion of its maintenance and aftermarket support activities. Due to the risks inherent in transitioning to new products, IB will be required to accurately forecast demand for new products while managing the transition from older products. If new products have reliability or quality problems, reduced orders, higher manufacturing costs, delays in acceptance of and payment for new products and additional service and warranty expenses may result. There can be no assurance that IB will successfully develop and manufacture new products, or that new products introduced by it will be accepted in the marketplace. If IB does not successfully introduce new products, IB's results of operations will be materially adversely affected. See "Business of IB-- Competition."

PRODUCT LIABILITY

  IB's business exposes it to potential product liability claims that are inherent in the manufacturing, marketing and sale of its products, and IB may face substantial liability for damages resulting from the faulty design or manufacture of its products. The Company maintains limited product liability insurance coverage in an amount it deems sufficient for each of its businesses. Such insurance is subject to deductibles and self-insured retentions. Product liability insurance is expensive and in the future may not be available on acceptable terms or in sufficient amounts or may be unavailable. Although IB will obtain insurance coverage after the Distribution, the amount of such insurance coverage has not yet been determined and no assurance can be given that it will be adequate. A successful claim brought against IB in excess of its insurance coverage or any material claim for which insurance coverage is denied or limited and for which indemnification is not available could have a material adverse effect on IB's business, results of operations and financial condition. There can be no assurance that IB would have sufficient resources to satisfy any liability resulting from these claims.

UNCERTAINTY OF MARKET ACCEPTANCE OF NEW PRODUCTS

  Certain of IB's products represent alternatives to traditional instruments and methods and as a result may be slow to achieve, or may not achieve, market acceptance, as customers may seek further validation of the efficiency and efficacy of IB's technology. This is particularly true where the purchase of the product requires a significant capital commitment. While many of IB's products are based on more mature technologies, most of the enhancements to such products are based on relatively new, emerging technologies. IB believes that, to a significant extent, its growth prospects depend on its ability to gain acceptance by a broader group of customers of the efficiency and efficacy of IB's innovative technologies. There can be no assurance that IB will be successful in obtaining such broad acceptance.

DEPENDENCE ON CAPITAL SPENDING POLICIES AND GOVERNMENT FUNDING

  IB products are used in environmental laboratories; pharmaceutical and chemical industries; chemical, life science and academic research; government laboratories; and specific areas of the health care industry. The capital spending policies of these companies and institutions can have a significant effect on the demand for IB's products. Such policies are based on a wide variety of factors, including the resources available to make such purchases, the spending priorities among various types of research equipment and the policies regarding capital expenditures during recessionary periods. Any decrease in capital spending by these companies or institutions could have a material adverse effect on IB's business and results of operations.

  A portion of IB's sales are to universities, government research laboratories, private foundations and other institutions where funding is dependent on grants from governmental agencies. If government funding necessary to purchase IB's products were to become unavailable to researchers for any extended period of time, or if overall research funding were to decrease, IB's business and results of operations could be adversely affected. In addition, a portion of sales of IB's products is made to various governmental agencies. Any decline in purchases by those governmental agencies, including, without limitation, declines as the result of budgeting limitations, could have an adverse effect on IB's business and results of operation See "Business of IB--Marketing and Sales."

VARIABILITY OF OPERATING RESULTS

  Certain of IB's products require significant capital expenditures and other products have short delivery turnaround. The timing of sales of these products could affect IB's quarterly earnings. A delay in a shipment in any quarter due, for example, to an unanticipated shipment rescheduling, to cancellations by customers or to unexpected manufacturing difficulties experienced by IB, may cause sales in such quarter to fall significantly below IB's expectations and may thus adversely affect IB's operating results for such quarter. Further, IB's quarterly operating results may also vary significantly depending on a number of other factors, including changes in pricing by IB or its competitors, discount levels, foreign currency exchange rates, the mix of products sold, the timing of the announcement, introduction and delivery of new product enhancements by IB and its competitors, and general economic conditions. Generally IB recognizes product revenues upon shipment of its products. Because certain operating expenses of IB are based on anticipated capacity levels and a high percentage of IB's expenses are fixed for the short term, a small variation in the timing of recognition of revenue can cause significant variations in operating results from quarter to quarter. There can be no assurance that any of these factors will not have a material adverse effect on IB's business or results of operations.

                     RISKS RELATING TO THE BUSINESS OF SEB

VOLATILITY IN THE SEMICONDUCTOR EQUIPMENT INDUSTRY

  The business of SEB depends on the capital equipment expenditures of semiconductor manufacturers, which in turn depend on the current and anticipated market demand for integrated circuits and products utilizing integrated circuits. The semiconductor industry has been cyclical in nature and has historically experienced periodic downturns. The semiconductor industry has been experiencing a slowdown of product demand and extreme volatility in product pricing. This slowdown and volatility have caused the semiconductor industry to reduce significantly or delay purchases of semiconductor manufacturing equipment and construction of new fabrication facilities. This slowdown and volatility are expected to continue throughout fiscal year 1999 and will continue to adversely affect SEB's results of operations. Even during periods of reduced revenues, in order to remain competitive, SEB will be required to continue to invest in research and development and to maintain extensive ongoing worldwide customer service and support capability, which could adversely affect its financial results. See "Business of SEB--Background--The Industry."

VARIABILITY OF OPERATING RESULTS

  SEB has experienced and expects to continue to experience significant fluctuations in its quarterly operating results. The timing and amount of revenues are subject to a number of factors that make estimation of revenues and operating results prior to the end of any quarter very uncertain. During each quarter, SEB customarily sells a relatively small number of ion implantation systems that typically sell for prices ranging from approximately $1.8 million to $4 million. SEB's backlog at the beginning of each quarter does not necessarily include all systems needed to achieve expected revenue for that quarter. Consequently, SEB will often be dependent on obtaining orders for shipment in the same quarter that the order is shipped. Because SEB builds its systems according to forecast, the absence of significant backlog for an extended period of time could hinder SEB's ability to plan production and inventory levels, which could adversely affect operating results. SEB's revenue and operating results could also be adversely affected for a particular quarter if anticipated orders from even a few customers are not received in time to permit shipment during that quarter. Moreover, customers may reschedule or cancel shipments, with, in the case of cancellations, little or no penalties, and production difficulties could delay shipments. A delay in a shipment in any quarter due, for example, to an unanticipated shipment rescheduling, to cancellations by customers or to unexpected manufacturing difficulties experienced by SEB, may cause revenue in such quarter to fall significantly below SEB's expectations and may have a material adverse effect on SEB's operating results for such quarter.

  The timing of new product announcements and releases by SEB may also contribute to fluctuations in quarterly operating results, particularly in cases where new product offerings cause customers to defer ordering products from SEB's existing product lines. SEB's results of operations also could be affected by new product announcements and releases by SEB's competitors, the volume, mix and timing of orders received during a period, availability and pricing of key components, fluctuations in foreign exchange rates and conditions in the semiconductor equipment industry. SEB's operating results also fluctuate based on gross profits realized on system sales. Gross profit as a percentage of revenue may vary based on a variety of factors, including the mix and average selling prices of products sold and costs to manufacture upgrades and to customize systems. Because SEB's operating expenses are based on anticipated capacity levels, and a high percentage of SEB's expenses are relatively fixed, a variation in the timing of recognition of revenue and the level of gross profit from a single transaction can cause material variations in operating results from quarter to quarter.

TECHNOLOGICAL CHANGE AND DEPENDENCE ON NEW PRODUCTS

  Rapid technological changes in semiconductor manufacturing processes subject the semiconductor equipment industry to increased pressure to maintain technological parity with deep submicron process technology. SEB believes that its future success will depend in part upon its ability to develop, manufacture and successfully introduce new systems and product lines with improved capabilities and to continue to enhance existing products, in particular, products that respond to the anticipated trend toward single wafer processing and 300mm wafer processing. The success of SEB in developing, introducing and selling new and enhanced systems depends upon a variety of factors, including new product selection, timely and efficient completion of product design and development, timely and efficient implementation of manufacturing and assembly processes, product performance in the field and effective sales and marketing. There can be no assurance that SEB will be successful in selecting, developing, manufacturing and marketing new products or in enhancing its existing products. Due to the risks inherent in transitioning to new products, SEB will be required to accurately forecast demand for new products while managing the transition from older products. SEB's inability to complete the development or meet the technical specifications of any of its new systems or enhancements or to manufacture and ship these systems or enhancements in volume in a timely manner would materially and adversely affect SEB's business, financial condition and results of operations. If new products have reliability or quality problems, reduced orders, higher manufacturing costs, delays in acceptance of and payment for new products, then additional service and warranty expenses may result. In the past, SEB has experienced some delays as well as reliability and quality problems in connection with product introductions, resulting in some of these consequences. There can be no assurance that SEB will successfully develop and manufacture new products, or that new products introduced by it will be accepted in the marketplace. If SEB does not successfully introduce new products, SEB's results of operations will be materially adversely affected. See "Business of SEB--Competition."

  SEB expects to continue to make significant investments in research and development. SEB must manage product transitions successfully, as introduction of new products could adversely affect sales of existing products. There can be no assurance that future technologies, processes or product developments (in particular, alternative doping methods) will not render SEB's current product offerings obsolete or that SEB will be able to develop and introduce new products or enhancements to existing products which satisfy customer needs in a timely manner or achieve market acceptance. The failure to do so could adversely affect SEB's business. In particular, the inability of SEB's next generation VIISta(TM) ion implant system, which relies on single wafer processing for 300mm wafers, to achieve market acceptance could have an adverse effect on SEB's financial results. If SEB is not successful in the marketing and selling of advanced processes or equipment to customers with whom it has formed long-term relationships, selling of its products to those customers could be adversely affected. In addition, in connection with the development of SEB's new products, SEB will invest in high levels of pre-production inventory, and the failure to complete development and commercialization of these new products in a timely manner could result in inventory obsolescence, which could have an adverse effect on its financial results. See "Business of SEB--Research and Development."

PRODUCT CONCENTRATION

  SEB derives virtually all of its revenue from sales of its ion implantation systems and related products, and such systems are expected to continue to account for a substantial percentage of SEB's revenues. Continued market acceptance of its systems is therefore critical to the future success of SEB. Any decline in demand for, or failure to achieve continued market acceptance of, such systems or any new version of these systems, if any, as a result of competition, technological change, failure of SEB to release new versions of these products on time or otherwise, could have a material adverse effect on the business, operating results, financial condition and cash flows of SEB.

CUSTOMER CONCENTRATION AND LENGTHY SALES CYCLES

  Historically, SEB has sold close to half of its systems in any particular period to its ten largest customers. Sales to SEB's ten largest customers in fiscal years 1998, 1997 and 1996 accounted for approximately 47%, 46% and 52% of revenue, respectively. SEB expects that sales to relatively few customers will continue to account for a high percentage of its revenue in the foreseeable future. During fiscal year 1998, revenue from Intel Corporation accounted for 14% of SEB's revenue. None of SEB's customers has entered into a long-term agreement requiring it to purchase SEB's equipment and other services. SEB believes that sales to certain of its customers will decrease in the near future as those customers complete current purchasing requirements for new or expanded fabrication facilities. Although the composition of the group comprising SEB's largest customers has varied from year to year, the loss of a significant customer or any reduction in orders from any significant customer, including reductions due to customer departures from recent buying patterns, market, economic or competitive conditions in the semiconductor industry or in the industries that manufacture products utilizing integrated circuits, could adversely affect SEB's business, financial condition and results of operations. The ongoing consolidation of semiconductor manufacturers may increase the adverse affect of losing a significant customer.

  Sales of SEB's systems depend, in significant part, upon the decision of a prospective customer to increase manufacturing capacity in an existing fabrication facility or to transfer a manufacturing process to a new fabrication facility, both of which typically involve a significant capital commitment. In addition, SEB has from time to time experienced delays in finalizing system sales following the initial system's qualifications. Due to these and other factors, SEB's systems typically have a lengthy sales cycle during which SEB may expend substantial funds and management effort. SEB believes that as a result, once a semiconductor manufacturer has selected a particular supplier's capital equipment, the manufacturer generally relies upon that equipment for the specific production line application and frequently will attempt to consolidate its other capital equipment requirements with the same supplier. Accordingly, SEB would expect to experience difficulty in selling to a given customer if that customer had initially selected or selects a competitor's capital equipment. SEB believes that to remain competitive, significant financial resources are required in order to offer a broad range of products, to maintain customer service and support centers worldwide and to invest in product and process research and development. See "Business of SEB--Marketing and Sales."

LEGAL PROCEEDINGS

  In June 1997, Applied Materials Inc. ("Applied Materials") filed a civil action against the Company in the U.S. District Court for the Northern District of California alleging infringement of four patents relating to sputter coating systems (the "Applied Litigation"). Applied Materials contends that the Applied Materials patents are infringed by the M2i, MB/2/ and Inova systems that were made and sold by the Company's Thin Film Systems ("TFS") business prior to the Company's sale of its TFS business to Novellus Systems, Inc. ("Novellus") effective as of June 13, 1997. The complaint requests unspecified money damages and an injunction preventing further alleged infringement and requests that any damages awarded be increased up to three-fold for the Company's and Novellus' alleged willful infringement. Novellus was subsequently added as a defendant in this action and, as part of the sale of the TFS business, the Company agreed to indemnify Novellus for certain damages it may suffer as a result of such litigation and to reimburse Novellus for up to $7.5 million of its litigation expenses (of which $1.4 million had been reimbursed as of October 2, 1998). The Company's answer denied infringement and asserted that the Applied Materials patents that are the subject of the claims are invalid and that one of the asserted patents is unenforceable. The Company also filed a separate suit seeking damages and injunctive relief against Applied Materials contending that certain of Applied Materials' business practices violated antitrust laws. That action has been procedurally related to the infringement case and is pending before the same judge. Novellus has asserted three of its patents, obtained as part of its purchase of the TFS business, against Applied Materials. Discovery has begun, but no date has been set for completion of discovery. During the fourth quarter of fiscal year 1998, the Company and Applied Materials began informal discussions concerning the possibility of resolving some or all of the issues raised by the Applied Litigation and the Company's antitrust suit through settlement or mediation. Discussions regarding a proposed procedure for non-binding mediation are continuing but have not yet resulted in a definitive mediation arrangement. On December 9 and 10, 1998, the Company held a "Markman" hearing for the purpose of determining how the various claims of the four Applied Materials and three Novellus patents should be interpreted. The parties are awaiting this decision. SEB has agreed to indemnify HCS and IB for any costs, liabilities or expenses relating to the Semiconductor Equipment Business, including the Applied Litigation. In the event of an outcome unfavorable to SEB, SEB might be liable for damages for past sales up to the June 1997 closing date of the sale of the TFS business to Novellus and may have to pay Novellus under the indemnification obligations described above. In connection with the sale of the TFS business, Novellus has submitted to arbitration a claim against the Company arising out of a dispute over the closing date balance sheet, for which SEB has also agreed to indemnify HCS and IB. See "Business of SEB--Legal Proceedings" and Note 10 to the Notes to Combined Financial Statements of the Semiconductor Equipment Business of Varian Associates, Inc.

              ADDITIONAL RISKS RELATING TO EACH OF THE BUSINESSES

COMPETITION

  The markets served by HCS are characterized by rapidly evolving technology, intense competition and pricing pressure. There are a number of companies that currently offer, or are in the process of developing, products that compete with products offered by HCS. HCS's products and services compete with those of a substantial number of foreign and domestic companies, some with greater resources, financial or otherwise, than HCS, and the rapid technological changes occurring in HCS's markets are expected to lead to the entry of new competitors. HCS's ability to anticipate technological changes and introduce enhanced products on a timely basis will be a significant factor in HCS's ability to expand and remain competitive. Existing competitors' actions and new entrants may have an adverse impact on HCS's sales and profitability. These competitors could develop technologies and products that are more effective than those currently used or marketed by HCS or that could render HCS's products obsolete or noncompetitive. See "Business of HCS--Competition."

  The semiconductor equipment manufacturing market is highly competitive. Significant competitive factors in the ion implantation equipment market include customer relationships, pricing, technological performance and timing, distribution capabilities and financial viability. SEB's management believes that, to remain competitive, SEB will require significant financial resources in order to offer a broad range of products, to maintain customer service and support centers worldwide and to invest in product and process research and development. The semiconductor equipment industry is becoming increasingly dominated by large manufacturers who have the resources to support customers on a worldwide basis, and certain of SEB's competitors have substantially greater financial resources and more extensive engineering, manufacturing, marketing and customer service and support. In addition, there are smaller, emerging semiconductor equipment companies that provide innovative technology which may have performance advantages over systems offered by SEB. Competitors are expected to continue to improve the design and performance of their current products and processes and to introduce new products and processes with improved price and performance characteristics. If competitors enter into strategic relationships with leading semiconductor manufacturers covering products similar to those sold or being developed by SEB, its ability to sell products to those manufacturers could be adversely affected. There can be no assurance that

SEB will continue to compete successfully with its existing competitors or that it will be able to compete successfully with new competitors. See "Business of SEB--Competition."

  IB encounters and expects to continue to encounter intense competition in the sale of its products. Competition in IB's markets is based upon the performance capabilities of IB's products, technical support and after-market service, the manufacturer's reputation as a technological leader and the selling price. Management believes that performance capabilities are the most important of these criteria. The markets in which IB competes are highly competitive and are characterized by the application of advanced technology. There are numerous companies that specialize in, and a number of larger companies that devote a significant portion of their resources to, the development, manufacture and sale of products that compete with those manufactured or sold by IB. Many of IB's competitors are well-known manufacturers with a high degree of technical proficiency. In addition, competition is intensified by the ever-changing nature of the technologies in the industries in which IB is engaged. IB's competitors can be expected to continue to improve the design and performance of their products and to introduce new products with competitive price and performance characteristics. An increase in competition could result in price reductions and loss of market share, which could have a material adverse effect on IB's business, financial condition or results of operations. Although IB's management believes that IB enjoys certain technological and other advantages over its competitors, realizing and maintaining such advantages will require continued investment by IB in engineering, research and development, marketing and customer service and support. There can be no assurance that IB will have sufficient resources to continue to make such investments or that IB will be successful in maintaining such advantages. See "Business of IB--Competition."

INTERNATIONAL SALES AND MANUFACTURING

 HCS

  The markets in which HCS competes are becoming increasingly globalized. International sales accounted for approximately 55%, 52% and 53% of HCS's sales in fiscal years 1998, 1997 and 1996, respectively. As a result, HCS's customers increasingly require service and support on a worldwide basis. HCS has manufacturing operations in England, Switzerland, Finland and France as well as sales and service offices located throughout Europe, Asia and Latin America. HCS has invested substantial financial and management resources to develop an international infrastructure to meet the needs of its customers worldwide. HCS intends to continue to expand its presence in international markets. There can be no assurance that HCS will able to compete successfully in the international market or to meet the service and support needs of such customers. International sales are subject to a number of risks, including the following: agreements may be difficult to enforce and receivables difficult to collect through a foreign country's legal system; foreign customers may have longer payment cycles; foreign countries may impose additional withholding taxes or otherwise tax HCS's foreign income, impose tariffs or adopt other restrictions on foreign trade; fluctuations in exchange rates may affect product demand and adversely affect the profitability in U.S. dollars of products and services provided by HCS in foreign markets where payment for HCS's products and services is made in the local currency; U.S. export licenses may be difficult to obtain; and the protection of intellectual property in foreign countries may be more difficult to enforce.

  The economic conditions in certain Asian countries began to deteriorate in the third quarter of 1997 and, in certain countries, including Japan, such conditions continue to worsen. HCS derived approximately 17% of its total sales in fiscal 1998 and approximately 23% of its total sales in fiscal 1997 from sales to customers in Asia, including Japan. Until the Asian economic uncertainty is resolved, HCS could suffer material reductions in revenue. See "Management's Discussion and Analysis of Financial Condition and Results of Operations of HCS--Results of Operations."

 IB

  The markets in which IB competes are becoming increasingly globalized. International sales accounted for approximately 47%, 47% and 50%, respectively, of IB's sales in fiscal years 1998, 1997 and 1996. As a result, IB's customers increasingly require service and support on a worldwide basis. IB has manufacturing operations in Australia, Italy and The Netherlands as well as sales and service offices located throughout Europe, Asia and Latin America. IB has invested substantial financial and management resources to develop an international infrastructure to meet the needs of its customers worldwide. IB intends to continue to expand its presence in international markets. There can be no assurance that IB will be able to compete successfully in the international market or to meet the service and support needs of such customers. International sales are subject to a number of risks, including the following: agreements may be difficult to enforce and receivables difficult to collect through a foreign country's legal system; foreign customers may have longer payment cycles; foreign countries may impose additional withholding taxes or otherwise tax IB's foreign income, impose tariffs or adopt other restrictions on foreign trade; fluctuations in exchange rates may affect product demand and adversely affect the profitability in U.S. dollars of products and services provided by IB in foreign markets where payment for IB's products and services is made in the local currency; U.S. export licenses may be difficult to obtain; and the protection of intellectual property in foreign countries may be more difficult to enforce. There can be no assurance that any of these factors will not have a material adverse impact on IB's business and results of operations.

  A portion of IB's revenue is derived from sales in Asia. Asia is experiencing a severe economic crisis, which has been characterized by sharply reduced economic activity and liquidity, highly volatile foreign-currency exchange and interest rates and unstable stock markets. Until the Asian economic uncertainty is resolved, IB's sales to Asia could be adversely affected by the region's unstable economic conditions. See "Management's Discussion and Analysis of Financial Condition and Results of Operations of the Instruments Business--Results of Operations."

 SEB

  International sales accounted for 70%, 52% and 64%, respectively, of SEB's revenue in fiscal years 1998, 1997 and 1996. Historically, sales to Asia have accounted for a substantial portion of international sales. Sales to Asia accounted for 45%, 39% and 50%, respectively, of SEB's revenue in fiscal years 1998, 1997 and 1996. Recent banking and currency problems in certain Asian countries have had, and will continue to have, a significant adverse impact on SEB's revenues and operations. Specifically, the decline in value of the Korean won, together with Korean customers, difficulties obtaining credit, have resulted, and may continue to result, in a decline in the purchasing power of SEB's Korean customers. This in turn has resulted, and may continue to result, in the cancellation or delay of orders for SEB's products from Korean customers, further adversely affecting SEB's results of operations. In addition, if Japan's economy weakens further, investments by Japanese customers may be negatively affected, and it is possible that economic conditions in certain Pacific Rim countries, such as Taiwan, may deteriorate and economic recovery in other Pacific Rim countries could be delayed. See "Management's Discussion and Analysis of Financial Condition and Results of Operations of the Semiconductor Equipment Business--Results of Operations."

  A portion of SEB's products are manufactured or assembled in Korea and Japan. These foreign operations are subject to the usual risks inherent in situating operations abroad, including risks with respect to currency exchange rates, economic and political destabilization, restrictive actions by foreign governments, nationalizations, the laws and policies of the United States affecting trade, foreign investment and loans and foreign tax laws.

  The impact of these and other factors on SEB's revenues and operating results in any future period is difficult to forecast. There can be no assurance that these and other factors relating to international sales and operations by SEB will not have a material adverse effect on future business and financial results, or affect future business and financial results in ways not readily foreseeable.

 Euro Conversion

  On January 1, 1999, the Euro was adopted as the national currency of certain members of the European Monetary Union. The existing national currencies of the participating countries will continue to be acceptable until January 1, 2002, after which the Euro will be the sole legal tender for the participating countries. Because the Company sells its products in Europe, the Euro conversion raises several economic and operational issues, such as the modification of information systems to accommodate Euro-denominated transactions, the recalculation of currency risk, the competitive impact of cross-border price transparency, the continuity of material contracts and potential tax and accounting consequences. The Company has chartered a multi-discipline, multi-national committee that has been evaluating each of these economic and operational issues. The Company has made changes in its information systems to be able to conduct Euro-denominated transactions (although full information system capability for financial reporting in Euro will not be accomplished until October 2001). Neither IB, HCS nor SEB expect any change in currency risk due to their existing hedging practices. HCS and SEB do not expect any significant competitive impact of price transparency with respect to their systems, due to the fact that most of those systems are sold in customized configurations, and IB is still evaluating the potential impact of price transparency for its products. Based on each company's evaluation to date, none of IB, SEB or HCS expects the Euro conversion to have a material adverse effect on their respective businesses, results of operations or financial conditions.

FOREIGN CURRENCY RISKS

  The Company has entered into forward exchange contracts to mitigate the effects of operational (sales orders and purchase commitments) and balance sheet exposures to fluctuations in foreign currency exchange rates. The Company's forward exchange contracts generally range from one to three months in original maturity, and no forward exchange contract has an original maturity greater than one year. At October 2, 1998, the Company had forward exchange contracts to sell foreign currencies totaling $123.2 million and to buy foreign currencies totaling $40.7 million, of which forward exchange contracts to sell foreign currencies totaling $31.4 million and to buy foreign currencies totaling $23.5 million related to IB; forward exchange contracts to sell foreign currencies totaling $78.0 million and to buy foreign currencies totaling $17.0 million related to HCS, and forward exchange contracts to sell foreign currencies totaling $13.8 million and to buy foreign currencies totalling $0.2 million related to SEB. See "IB Market Risk" and "SEB Market Risk."

UNCERTAIN PROTECTION OF PATENT AND OTHER PROPRIETARY RIGHTS

  IB, SEB and HCS place considerable importance on obtaining and maintaining patent, copyright and trade secret protection for significant new technologies, products and processes because of the length of time and expense associated with bringing new products through the development process and to the marketplace.

  IB, SEB and HCS intend to continue to file applications as appropriate for patents covering new products and manufacturing processes. No assurance can be given that patents now owned or that will issue from any pending or future patent applications owned by, or licensed to, IB, SEB or HCS, or that the claims allowed under any issued patents, will be sufficiently broad to protect its technology position against competitors. In addition, no assurance can be given that any issued patents owned by, or licensed to, IB, SEB or HCS will not be challenged, invalidated or circumvented, or that the rights granted thereunder will provide competitive advantages to it. IB, SEB or HCS could incur substantial costs and diversion of management resources in defending itself in suits brought against it or in suits in which it may assert its patent rights against others. If the outcome of any such litigation is unfavorable to IB, SEB or HCS, its business and results of operations could be materially adversely affected. In addition, the laws of some foreign countries do not protect proprietary rights to the same extent as do the laws of the United States.

  There may also be pending or issued patents of which IB, SEB or HCS is not aware held by parties not affiliated with it that relate to its products or technologies. In the event that a claim relating to proprietary technology or information is asserted against IB, SEB or HCS, that company may need to acquire licenses to, or contest the validity of, a competitor's proprietary technology. There can be no assurance that any license required under any such competitor's proprietary technology would be made available on acceptable terms or that IB, SEB or HCS would prevail in any such contest. If the outcome of any such contest is unfavorable to IB, SEB or HCS, its business and results of operations could be materially adversely affected. From time to time, IB, SEB and HCS have received notices from, and have issued notices to, third parties alleging infringement of patent or other intellectual property rights relating to their products. Such claims are often, but not always, settled by mutual agreement on a satisfactory basis without litigation. In June of 1997, Applied Materials filed suit against the Company alleging that several products from its former TFS business infringed upon four of Applied Materials' patents. See "Business of SEB--Legal Proceedings." There can be no assurance that SEB or its licensors or suppliers will not be subject to additional claims of patent infringement or that any such claims will not require that SEB pay substantial damages or delete certain features from its products or both.

  IB, SEB and HCS rely on a combination of copyright, trade secret and other laws, and contractual restrictions on disclosure, copying and transferring title, including confidentiality agreements with their vendors, strategic partners, co-developers, employees, consultants and other third parties, to protect their proprietary rights. There can be no assurance that such protections will prove adequate and that contractual agreements will not be breached, that IB, SEB and HCS will have adequate remedies for any such breaches, or that their trade secrets will not otherwise become known to or independently developed by others. IB, SEB and HCS have trademarks, both registered and unregistered, that are maintained and enforced to provide customer recognition for their products in the marketplace. There can be no assurance that their trademarks will not be used by unauthorized third parties. IB, SEB and HCS also have agreements with third parties that provide for licensing of patented or proprietary technology. These agreements include royalty-bearing licenses and technology cross- licenses. The loss by SEB of its license agreements with Applied Materials and TEL could have a material adverse effect on SEB's business. See "Business of HCS--Patent and Other Proprietary Rights," "Business of IB--Patent and Other Proprietary Rights" and "Business of SEB--Patent and Other Proprietary Rights."

ENVIRONMENTAL LIABILITIES

  The Company's operations are, and after the Distribution, IB, SEB and HCS will be, subject to various foreign, federal, state and/or local laws regulating the discharge of materials into the environment or otherwise relating to the protection of the environment. This includes discharges into soil, water and air, and the generation, handling, storage, transportation and disposal of waste and hazardous substances. In addition, several countries are reviewing proposed regulations that would require manufacturers to dispose of their products at the end of a product's useful life. These laws have the effect of increasing costs and potential liabilities associated with the conduct of such operations.

  The Company has been named by the U.S. Environmental Protection Agency or third parties as a potentially responsible party under the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended ("CERCLA"), at eight sites where the Company is alleged to have shipped manufacturing waste for recycling or disposal. The Company is also involved in various stages of environmental investigation and/or remediation under the direction of, or in consultation with, foreign, federal, state and/or local agencies at certain current or former Company facilities (including facilities disposed of in connection with the Company's sale of its Electron Devices business during fiscal year 1995, and the sale of its TFS business during fiscal year 1997). Expenditures by the Company for environmental investigation and remediation amounted to $5 million in fiscal year 1998, compared with $2 million in fiscal year 1997 and $5 million in fiscal year 1996.

  For certain of these sites and facilities, various uncertainties make it difficult to assess the likelihood and scope of further investigation or remediation activities or to estimate the future costs of such activities if undertaken. As of October 2, 1998, the Company nonetheless estimated that the future exposure for environmental investigation and remediation costs for these sites and facilities ranged in the aggregate from $22 million to $49 million. The time frame over which these costs are expected to be incurred varies with each site or facility, ranging up to approximately 30 years as of October 2, 1998. Management believes that no amount in the foregoing range of estimated future costs is more probable of being incurred than any other amount in such range and therefore the Company accrued $22 million in estimated environmental costs as of October 2, 1998. The amount accrued has not been discounted to present value.

  As to other sites and facilities, the Company has gained sufficient knowledge to be able to better estimate the scope and costs of future environmental activities. As of October 2, 1998, the Company estimated that the future exposure for environmental investigation and remediation costs for these sites and facilities ranged in the aggregate from $40 million to $74 million. The time frame over which the Company expects to incur these costs varies with each site and facility, ranging up to approximately 30 years as of October 2, 1998. As to each of these sites and facilities, management determined that a particular amount within the range of estimated costs was a better estimate of the future environmental liability than any other amount within the range, and that the amount and timing of these future costs were reliably determinable. Together, these amounts totaled $51 million at October 2, 1998. The Company accordingly accrued $22 million, which represents its best estimate of the future costs discounted at 4%, net of inflation. This reserve is in addition to the $22 million described in the preceding paragraph.

  The Distribution Agreement provides that each of HCS, IB and SEB will indemnify the others for one-third of these environmental investigation and remediation costs, as adjusted for any insurance proceeds and tax benefits expected to be realized upon payment of these costs. For a discussion of each of IB's, SEB's and HCS's environmental liabilities, see "Management's Discussion and Analysis of Financial Condition and Results of Operations of the Instruments Business--Environmental Matters," "Management's Discussion and Analysis of Financial Condition and Results of Operations of the Semiconductor Equipment Business--Environmental Matters" and "Management's Discussion and Analysis of Financial Condition and Results of Operations of HCS-- Environmental Matters."

  The foregoing amounts are only estimates of anticipated future environmental related costs, and the amounts actually spent may be greater or less than such estimates. The aggregate range of cost estimates reflects various uncertainties inherent in many environmental investigation and remediation activities and the large number of sites and facilities where the Company is undertaking such investigation and remediation activities. The Company believes that most of these cost ranges will narrow as investigation and remediation activities progress.

  The Company's present and past facilities have been in operation for many years, and over that time in the course of those operations, such facilities have used substances which are or might be considered hazardous, and the Company has generated and disposed of wastes which are or might be considered hazardous. Therefore, it is possible that additional environmental issues may arise in the future that HCS, IB and SEB cannot now predict.

RELIANCE ON SUPPLIERS

  Certain of the components and subassemblies included in HCS's, IB's and SEB's products are obtained from a limited group of suppliers, or in some cases a single-source supplier, including: in the case of HCS, the source wires for high dose afterloaders, klystrons for linear accelerators, solid state imaging panels and specialized integrated circuits for imaging subassemblies; in the case of IB, packaging materials, superconducting magnets, integrated circuits, microprocessors, microcomputers and certain detector and data analysis modules; and, in the case of SEB, magnets and high-voltage power supplies/accelerators. The loss of any of these suppliers, including any single-source supplier, would require obtaining one or more replacement suppliers as well as potentially requiring a significant level of product development to incorporate new parts into HCS's, IB's or SEB's products. HCS, IB and SEB each believe that alternative sources for such components may generally be obtained when necessary, although the need to change suppliers or to alternate between suppliers might cause material delays in delivery or significantly increase its costs. Although HCS, IB and SEB each have obtained limited insurance to protect against loss due to business interruption from these and other sources, there can be no assurance that such coverage will be adequate or that such coverage will continue to remain available on acceptable terms, if at all. Although HCS, IB and SEB seek to reduce their dependence on these limited source suppliers, disruptions or loss of certain of these sources, including the ones referenced above, could have a material adverse effect on HCS's, IB's or SEB's business and results of operations and could result in damage to customer relationships. See "Business of HCS--Manufacturing and Supplies," "Business of IB--Raw Materials" and "Business of SEB--Manufacturing."

DEPENDENCE ON KEY PERSONNEL

  HCS's, IB's and SEB's future success depends to a significant extent on the continued service of certain of their key managerial, technical and engineering personnel, and their continuing ability to attract, train and retain highly qualified engineering, technical and managerial personnel. Competition for such personnel is intense, particularly in the labor markets around the HCS and IB facilities in Palo Alto, California and the SEB facilities in the Boston, Massachusetts area. The available pool of qualified candidates is limited and there can be no assurance that HCS, IB or SEB can retain its key engineering, technical and managerial personnel or that it can attract, train, assimilate or retain other highly qualified engineering, technical and managerial personnel in the future. The loss of any of HCS's, IB's or SEB's key personnel or the inability of HCS, IB or SEB to hire, train or retain qualified personnel could have a material adverse effect on HCS's, IB's and SEB's business, results of operations and financial condition.

RISK OF BUSINESS INTERRUPTION

  IB and HCS each conduct a portion of their activities at facilities located in seismically active areas that have experienced major earthquakes in the past. The Company currently maintains limited earthquake insurance on these facilities. After the Distribution, it is likely that neither IB nor HCS will carry earthquake insurance on its facilities due to its prohibitive cost and limited available coverage. In the event of a major earthquake or other disaster affecting IB's or HCS's facilities, the operations and operating results of IB or HCS, as the case may be, could be adversely affected.

POTENTIAL IMPACT OF THE YEAR 2000 ISSUE

  The "Year 2000" problem refers to computer programs and other equipment with embedded microprocessors ("non-IT systems") which use only the last two digits to refer to a year, and which therefore might not properly recognize a year that begins with "20" instead of the familiar "19." As a result, those computer programs and non-IT systems might be unable to operate or process accurately certain date-sensitive data before or after January 1, 2000. Because IB, SEB and HCS each rely heavily on computer programs and non-IT systems, and on third parties which themselves rely on computer programs and non-IT systems, the Year 2000 problem if not addressed could adversely affect IB's, SEB's and HCS's business, results of operations or financial condition, respectively.

  Failure to accurately assess and correct IB's, SEB's or HCS's Year 2000 problems and/or those of its key suppliers would likely result in interruption of certain of IB's, SEB's or HCS's normal business operations, which could have a material adverse effect on IB's, SEB's or HCS's business, results of operations or financial condition. If IB, SEB or HCS do not adequately identify and correct Year 2000 problems in their information systems they could experience interruptions in their operations, including manufacturing, order processing, receivables collection and accounting, such that there would be delays in product shipments, lost data and a consequential impact on revenues, expenditures and financial reporting. If IB, SEB or HCS do not adequately identify and correct Year 2000 problems in their non-IT systems they could experience interruptions in their manufacturing and related operations, such that there would be delays in product shipments and a consequential impact on revenues. If IB, SEB or HCS do not adequately identify and correct Year 2000 problems in their previously-sold products they could experience warranty or product liability claims by users of products which do not function correctly. If IB, SEB or HCS do not adequately identify and correct Year 2000 problems of the significant third parties with which they do business they could experience interruptions in the supply of key components or services from those parties, such that there would be delays in product shipments or service and a consequential impact on revenues. None of IB, SEB or HCS expect to be 100% Year 2000 compliant by the end of 1999 and given the inherent complexity of the Year 2000 problem, there can be no assurance that actual costs will not be higher than currently anticipated or that corrective actions will not take longer than currently anticipated to complete. Risk factors which might result in higher costs or delays include the ability to identify and correct in a timely fashion Year 2000 problems; regulatory or legal obligations to correct Year 2000 problems in previously-sold products; possible liability for personal injury if a safety hazard relating to

Year 2000 problems is not identified and corrected; ability to retain and hire qualified personnel to perform assessments and corrective actions; the willingness and ability of critical suppliers to access and correct their own Year 2000 problems, including the products they supply to IB, SEB or HCS; and the additional complexity which will likely be caused by undertaking during fiscal year 1999 and fiscal year 2000 the separation of currently shared enterprise information systems as a result of the Distribution.

  Because of uncertainties as to the extent of Year 2000 problems with IB's, SEB's and HCS's previously-sold products and the extent of any legal obligation of IB, SEB and HCS to correct Year 2000 problems in those products, IB, SEB and HCS cannot yet assess each of their risks with respect to those products. Because their assessments are not yet complete, neither IB, SEB nor HCS can yet conclude that the failure of critical suppliers to assess and correct Year 2000 problems is not reasonably likely to have a material adverse effect on each of their results of operations. For a discussion regarding each of IB's, SEB's and HCS's state of readiness, costs associated with becoming Year 2000 compliant and contingency plans relating to Year 2000, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations of the Instruments Business--Year 2000," "Management's Discussion and Analysis of Financial Condition and Results of Operations of the Semiconductor Equipment Business--Year 2000" and "Management's Discussion and Analysis of Financial Condition and Results of Operations of HCS--Year 2000."

                                  THE MEETING

  This Proxy Statement is being furnished to the stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company from holders of record of the Company's Common Stock as of the close of business on the Meeting Record Date, for use at the Meeting to be held on Thursday, February 18, 1999, at 1:30 p.m., local time, at the SRI International Auditorium, 333 Ravenswood Avenue, Menlo Park, California and at any adjournment or postponement thereof. This Proxy Statement is first being mailed to the Company's stockholders on or about January 15, 1999. References in this Proxy Statement to the Company mean Varian Associates, Inc. prior to the Distribution described below. The principal executive offices of the Company are located at 3050 Hansen Way, Palo Alto, California 94304-1000. Following the Distribution, the principal executive offices of IB will be located at 3120 Hansen Way, Palo Alto, California 94304-1030, the principal executive offices of SEB will be located at 35 Dory Road, Gloucester, Massachusetts 01930 and the principal executive offices of HCS will be located at 3100 Hansen Way, Palo Alto, California 94304-1030.

MATTERS FOR CONSIDERATION AT THE MEETING

  At the Meeting, the stockholders of the Company will be asked to consider and vote upon the ten related Distribution Proposals.


  THE EFFECTIVENESS OF EACH OF THE DISTRIBUTION PROPOSALS IS CONDITIONED UPON THE APPROVAL OF ALL THE DISTRIBUTION PROPOSALS. IF ANY OF THE DISTRIBUTION PROPOSALS IS NOT APPROVED, THE BOARD OF DIRECTORS WILL REEVALUATE ITS INTENTION TO EFFECT THE DISTRIBUTION. AFTER SUCH REVIEW, THE BOARD OF DIRECTORS COULD DETERMINE TO REVISE THE TERMS OF THE DISTRIBUTION, EFFECT THE DISTRIBUTION ESSENTIALLY AS PROPOSED OR AS REVISED DESPITE SUCH LACK OF APPROVAL, PROCEED WITH ONE OR MORE OF THE DISTRIBUTION PROPOSALS APPROVED BY THE STOCKHOLDERS OR ABANDON THE DISTRIBUTION.

  The Company has further retained discretion, even if stockholder approval of the Distribution Proposals is obtained and the other conditions to the Distribution are satisfied, to abandon, defer or modify the Distribution or other elements contained in the Distribution Proposals, provided that following stockholder approval the Company will not make any change in the terms of the Distribution or the other elements of the Distribution Proposals unless such changes would not be materially adverse to the Company's stockholders.

  Although stockholder approval of the Distribution may not be required under Delaware law because the Distribution is a dividend for purposes of Section 170(a) of the DGCL, the Board of Directors has made stockholder approval of the Distribution (along with stockholder approval of each of the other Distribution Proposals) a condition to the Distribution because of the importance of the Distribution to the Company and its stockholders. If Proposal One is not approved by stockholders, the Board of Directors will reevaluate its intention to proceed with the Distribution. However, the Board has no present intention to proceed with the Distribution as currently proposed absent such stockholder approval. Approval of Proposals Two through Four is being sought because the provisions of applicable state law require such approval. Approval of Proposals Five through Eight, while not otherwise required under applicable state law, is being sought to establish IB's and SEB's respective abilities, as applicable, to deduct, for federal income tax purposes, compensation paid pursuant to the exercise of stock options and in respect of other awards. Approval of Proposals Nine and Ten, while otherwise not required under applicable state law, is being sought to preserve HCS's ability to deduct, for federal income tax purposes, compensation paid pursuant to the exercise of stock options and in respect of other awards. Under Section 162(m) of the Code, stockholder approval of performance-based compensation plans (including material amendments thereto) is necessary to qualify for the performance-based compensation exception to the limitation on a company's ability to deduct compensation paid to certain specified individuals in excess of $1 million.

  It is a condition to the Distribution that the Company receive the Tax Ruling from the IRS. The Board will not waive the requirement of receipt of a favorable Tax Ruling from the IRS unless the Company receives an opinion of counsel that no gain or loss will be recognized by the holders of the Company's Common Stock as a result of the Distribution and no gain or loss will be recognized by the Company upon the Distribution. For a description of the consequences to the Company, IB, SEB and the holders of the Company's Common Stock if the Distribution were not to qualify as tax-free, see "Risk Factors--Risks Relating to the Distribution--Federal Income Tax Considerations."

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE DISTRIBUTION PROPOSALS.

  For a description of the reasons for the Distribution, see "The Distribution Proposals--Proposal One: The Distribution--Background and Reasons for the Distribution."

  In addition, the stockholders of the Company will also be asked to consider and to vote upon the election of five directors. If the Distribution occurs, it is expected that nine of the Company's directors will resign, the Board will fix the number of directors at seven and one new director will be appointed by the six remaining directors. The effectiveness of the election of Directors is not conditioned on the approval of the Distribution Proposals.

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES FOR DIRECTOR OF THE COMPANY.

VOTING RIGHTS AND PROXY INFORMATION

  Only holders of record of shares of the Company's Common Stock as of the close of business on the Meeting Record Date will be entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Such holders of shares of the Company's Common Stock are entitled to one vote per share on any matter that may properly come before the Meeting except that cumulative voting will apply with respect to the election of directors. Under the cumulative voting method of election, the stockholder computes the number of votes available to him or her by multiplying the number of shares he or she owned on the Meeting Record Date by the number of directors to be elected, and the stockholder may cast the votes all for a single nominee or may distribute them in any manner among the nominees. Discretionary authority to cumulate votes in the manner determined by the proxy holders is hereby solicited.

  The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum at the Meeting and to permit action to be taken by the stockholders at the Meeting. The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is required to approve each of Proposals One, Two, Three and Four. The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock that are present in person or by proxy at the Meeting is required to approve each of Proposals Five, Six, Seven, Eight, Nine and Ten. The affirmative vote of a plurality of shares of the Company's Common Stock that are present in person or by proxy at the Meeting is required to elect the directors nominated pursuant to Proposal Eleven. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the Meeting.

  Abstentions and broker non-votes are counted as shares present for determination of a quorum. For purposes of determining whether the Distribution Proposals are approved by the stockholders, (i) abstentions will have the same effect as votes against Proposals Five, Six, Seven, Eight, Nine and Ten, but broker non-votes will have no effect on the outcome of the voting on any such proposal and (ii) abstentions and broker non-votes will have the same effect as votes against Proposals One, Two, Three and Four. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. As of the Meeting Record Date, there were 29,909,061 shares of the Company's Common Stock outstanding and entitled to vote at the Meeting.

  All shares of the Company's Common Stock that are represented at the Meeting by properly executed proxies received prior to or at the Meeting and not revoked will be voted at the Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated for a particular proposal on a proxy, such proxy will be voted in accordance with the Board of Directors' recommendations as set forth herein with respect to such proposal.

  In the event that a quorum is not present at the time the Meeting is convened, or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies, the Company may adjourn the Meeting with or without a vote of the stockholders with respect to such adjournment. If the Company proposes to adjourn the Meeting by a vote of the stockholders, the persons named in the enclosed form of proxy will vote all shares of the Company's Common Stock for which they have voting authority in favor of such adjournment.

  Any person executing a proxy may revoke it at any time prior to its exercise by (a) filing with Joseph B. Phair, the Company's Secretary (at the Company's address set forth above), prior to the Meeting a written notice of revocation,
(b) executing and duly delivering prior to the Meeting a subsequent proxy bearing a later date or (c) attending the Meeting and voting in person.

  The cost of soliciting proxies will be borne by the Company. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of the Company's Common Stock held in their names. The Company will reimburse such persons for their reasonable out-of-pocket expenses in forwarding solicitation materials. In addition to solicitations by mail, some of the Company's directors, officers and other employees, without extra remuneration, might supplement this solicitation by letter, telephone, telecopy or personal interview. The Company has retained Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey 07072-2586, to assist with solicitation of proxies from brokers, bank nominees and other holders, for a fixed retainer fee of no more than $14,500 plus reasonable out-of-pocket expenses.

PROPOSED AMENDMENTS TO CERTIFICATE OF INCORPORATION

  If Proposals Two, Three and/or Four are approved and the Distribution is consummated, the Company will file with the Secretary of State of the State of Delaware either an amendment to its Certificate of Incorporation or an Amended and Restated Certificate of Incorporation setting forth those amendments approved by stockholders at the Meeting.

NO APPRAISAL RIGHTS

  As the Distribution is not within the class of transactions (mergers and consolidations) to which Section 262 of the DGCL applies, stockholders of the Company will not be entitled to appraisal rights under Delaware law in connection with the Distribution Proposals.

                          THE DISTRIBUTION PROPOSALS

PROPOSAL ONE: THE DISTRIBUTION

GENERAL

  The Board of Directors of the Company has approved (subject to the satisfaction of the conditions to the Distribution discussed under "-- Conditions; Termination" and the actual declaration of the special dividend in respect of the Distribution) a plan to distribute the outstanding shares of IB Common Stock and the outstanding shares of SEB Common Stock to all holders of the outstanding shares of the Company's Common Stock. In the Distribution, each stockholder of record of the Company as of the Distribution Record Date will receive as special dividends one share of IB Common Stock and one share of SEB Common Stock for each share of the Company's Common Stock held on the Distribution Record Date and would retain the shares of the Company's Common Stock held by such holder immediately prior to the Distribution.

BACKGROUND AND REASONS FOR THE DISTRIBUTION

  The Company is currently comprised of three businesses: the Instruments Business, the Health Care Systems Business and the Semiconductor Equipment Business. For several years, the Company's senior management has been considering ways to more effectively manage and operate these three diverse businesses. The Company considered a number of alternatives in addition to the Distribution, including: (i) certain strategies as an independent company, (ii) certain strategies to sell control of the Company including sale of the three major business segments, (iii) certain strategies to minimize exposure to SEB and (iv) certain other strategies such as the sale of a minority stake in each business to the public. The Board determined that the Distribution represented the preferred alternative for the Company to achieve its financial and strategic objectives. Beginning in early 1998, senior management and the Company's independent financial advisor, Warburg Dillon Read LLC, considered various transactions that would separate the three businesses into two or more companies. The Company's senior management and its advisors discussed the plan for the Distribution with the Company's Board of Directors at its meetings on July 20, 1998 and August 21, 1998 and the Distribution was approved in principle by the Board of Directors on August 21, 1998. The proposal to effect the Distribution, as ultimately developed by senior management of the Company with advice from its advisors, was presented to the Board of Directors for its consideration at a meeting on November 20, 1998 and was unanimously approved by the Board.

  The Board of Directors approved the Distribution for the following principal reasons:

    MANAGEMENT FOCUS. The Company's three businesses have different dynamics and business cycles, serve different marketplaces and customer bases, are subject to different competitive forces and must be managed with different long-term and short-term strategies and goals. The Company believes that separating its businesses into independent public companies, each with its own management team and board of directors, is necessary to address current and future management issues and considerations that result from operating these diverse businesses within a single company. The separation will enable the management of each business to manage that business, and to adopt and implement strategies for that business, solely with regard to the needs and objectives of that business. In addition, as a result of the separation, the management of each business will be able to devote its full attention to managing that business.

    CAPITAL STRUCTURE. The Company believes that the Distribution will allow each of the companies to organize its capital structure and allocate its resources to support the very different needs and goals of the particular business. The stock buy-back program can be discontinued, or dividends eliminated, freeing cash for acquisition and growth opportunities for IB and HCS and permitting SEB to conserve cash for use in the cyclical downturns in its industry. Capital borrowings can be tailored to the specific needs of the various business units. Each business will be able to allocate its resources without considering the needs of the other businesses.

    ATTRACTING AND RETAINING KEY EMPLOYEES. The Company's management believes that the ability to attract and retain key personnel is fundamental to its ability to further the technology required to maintain a leadership position in its business. In particular, under the existing corporate structure, the Company has been unable to offer equity-based compensation linked specifically to the performance of each separate business. The Distribution would enable each company to establish focused equity-based compensation programs that should enable each of them to better attract and retain key personnel.

    ACQUISITION ACTIVITIES. The Company believes that growth through acquisition is an important ingredient of the future success of IB and HCS. Such acquisitions and growth would be financed in part through the issuance of capital stock. It is expected that the Distribution will increase the availability and decrease the cost of raising equity capital. The Company's management believes that, as a result of the Distribution, each company will have a more attractive currency, its stock, through which to make acquisitions.

    INVESTOR UNDERSTANDING. Debt and equity investors and securities analysts should be able to better evaluate the financial performance of each company and their respective strategies, thereby enhancing the likelihood that each will achieve appropriate market recognition. The stock of each of the three companies will also appeal to investors with differing investment objectives and risk tolerance, and will allow potential investors to focus their investments more directly to the areas of their primary interest.

    COST SAVINGS. Each company should be able to rationalize better its organizational structure after the Distribution. Accordingly, the administrative and organizational costs of each company, taken together, should be reduced from the aggregate levels experienced by the Company prior to the Distribution.

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL ONE.

OPINION OF FINANCIAL ADVISOR

  In reaching a decision to recommend the Distribution, the Board of Directors considered the advice of Warburg Dillon Read LLC ("WDR"). The Company retained WDR to act as the Company's financial advisor in connection with the Distribution and related matters based upon WDR's experience and expertise. WDR rendered to the Board of Directors of the Company its oral opinion on November 20, 1998, which oral opinion was subsequently confirmed in writing as of the date of this Proxy Statement, that, as of the date of its opinion and subject to the considerations set forth in such opinion and recognizing that the proposed Distribution is pro rata to the holders of shares of the Company's Common Stock, the proposed Distribution is fair from a financial point of view to the holders of shares of the Company's Common Stock.

  The full text of WDR's written opinion dated January 14, 1999, which sets forth the assumptions made, matters considered and limitations on the review undertaken, is attached as Annex B to this Proxy Statement and is incorporated herein by reference. Stockholders are urged to, and should, read the WDR opinion carefully and in its entirety. The WDR opinion is directed to the Board of Directors of the Company and concerns the fairness of the proposed Distribution from a financial point of view to the holders of shares of the Company's Common Stock, and it does not address any other aspects of the Distribution. WDR's opinion does not constitute a recommendation to any current or prospective stockholder of either the Company, HCS, IB or SEB as to any action or investment decision such party or person may take. The summary of the WDR opinion set forth in this Proxy Statement covers all material analyses performed by WDR, and is qualified in its entirety by reference to the full text of such opinion. It is a condition to the consummation of the Distribution that WDR delivers an opinion to the Board, to be dated as of the date of the Board's declaration of the special dividend, in substantially the same form as the opinion set forth in Annex B. See "--Conditions; Termination."

  In arriving at its opinion, WDR (i) conducted discussions with members of the senior management of the Company and with the senior management of HCS, IB and SEB with regard to the business and prospects of each company; (ii) analyzed certain historical business and financial information related to the Company, HCS, IB and SEB prepared by management of the Company, HCS, IB and SEB, respectively; (iii) reviewed certain financial projections for the Company, HCS, IB and SEB prepared by management of the Company, HCS, IB and SEB, respectively; (iv) reviewed public information relating to the Company, including the Company's Annual Report on Form 10-K for the five fiscal years ended October 2, 1998 and Quarterly Reports on Form 10-Q for the quarters ended January 2, April 3, and July 3, 1998; (v) reviewed public information with respect to certain other companies engaged in businesses which WDR believed to be generally comparable to certain of the businesses conducted by the Company, HCS, IB and SEB; (vi) reviewed this Proxy Statement and (vii) conducted such other studies, analyses and investigations and reviewed such other economic and market data as WDR deemed necessary or appropriate.

  In connection with the delivery of its opinion, WDR considered and discussed with the Board the financial effects of the Distribution, including (i) providing the ability to enhance the performance and value of the Company's businesses as independent companies by issuing equity on more favorable terms and pursuing independent strategies with a simplified management structure and more focused management incentives, (ii) providing the ability to position HCS, IB and SEB as single industry companies to investors, research analysts and potential acquisition or joint venture candidates, (iii) creating enhanced acquisition opportunities for HCS, IB and SEB using stock as consideration,
(iv) enhancing the focus of the HCS, IB and SEB management teams and their ability to independently allocate resources, (v) facilitating a more efficient capital structure and tailored dividend policy for HCS, IB and SEB and (vi) the tax free nature of this transaction. WDR also discussed with the Board WDR's view of potential detriments resulting from the Distribution, including potential redistribution of HCS Common Stock, IB Common Stock and SEB Common Stock which may, for a period of time following the Distribution, depress the market prices of such Common Stock.

  In addition, WDR considered and discussed with the Board the possible post-Distribution market values of HCS Common Stock, IB Common Stock and SEB Common Stock based on a range of price/earnings multiples of 1999 earnings estimates for HCS and IB and a range of enterprise value/revenue multiples of 1998 revenues for SEB. The price/earnings multiples and enterprise value/revenue multiples used were compared to the price/earnings multiples and enterprise value/revenue multiples for certain publicly-traded companies which WDR deemed generally comparable to HCS, IB and SEB, respectively. WDR based its analysis of these comparable companies on publicly available information and various assumptions and estimates as published by securities analysts and noted that no single company or group of companies is directly comparable to the Company, HCS, IB or SEB. The publicly traded companies which WDR deemed generally comparable to HCS included Acuson Corporation, ADAC Laboratories, C.R. Bard, Inc., OEC Medical Systems, Inc., and Spacelabs Medical, Inc. Among other things, this analysis indicated that the current stock price as a multiple of estimated calender 1999 earnings for companies comparable to HCS ranged from 12.6x to 20.3x, with a median of 16.6x and average of 16.6x. The publicly traded companies which WDR deemed generally comparable to IB included Beckman Coulter Inc., Dionex Corporation, Thermo Instrument Systems Inc., and Waters Corporation. Among other things, this analysis indicated that the current stock price as a multiple of estimated calender 1999 earnings for companies comparable to IB ranged from 13.2x to 24.3x, with a median of 16.9x and average of 17.8x. The publicly traded companies which WDR deemed generally comparable to SEB included Applied Materials, Inc., Integrated Process Equipment Corporation, KLA-Tencor Corporation, Lam Research Corporation, Novellus Systems, Inc., Silicon Valley Group, Inc., and SpeedFam International, Inc. Among other things, this analysis indicated that the current enterprise value as a multiple of trailing twelve month revenues for companies comparable to SEB ranged from 0.4x to 2.8x, with a median of 1.5x and average of 1.6x.

  In rendering its opinion, WDR, with the Board's consent, assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by WDR for the purposes of its opinion. With respect to the financial budgets and forecasts, WDR, at the Board's direction, assumed that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of the Company, HCS, IB and SEB. WDR did not make any independent valuation or appraisal of the assets or liabilities, contingent or otherwise, of the Company, HCS, IB or SEB, nor has WDR been furnished with any such appraisals.

  WDR noted that the Company, as a condition to the Distribution, expects to receive a favorable ruling from the IRS or opinion from counsel to the effect, among other things, that receipt of shares of IB Common Stock and SEB Common Stock by stockholders of the Company will be tax-free to stockholders of the Company under federal income tax laws and that the Company will not recognize income, gain or loss as a result of the Distribution. In that regard, WDR assumed that the Company will receive such ruling or opinion.

  WDR's opinion was rendered on the basis of securities markets, economic and general business and financial conditions prevailing as of the date of its opinion and the conditions and prospects, financial and otherwise, of the Company, HCS, IB and SEB as they were represented to WDR as of the date of its opinion or as they were reflected in the information and documents reviewed by WDR. WDR's opinion assumed that the Distribution will be completed substantially on the basis set out in this Proxy Statement.

  WDR was not asked to, and did not, provide any opinion as to the valuation or long-term viability of HCS, IB or SEB as independent public companies following the Distribution. In rendering its opinion, WDR did not opine as to the prices at which the common stock of HCS, IB or SEB will trade after the Distribution is effected.

  As financial advisor to the Company in connection with the Distribution, WDR has been paid an advisory fee of approximately $1,750,000, which compensated WDR for the time and efforts expended in rendering advice in connection with the Distribution and, upon consummation of the Distribution, WDR will be paid a transaction fee of $6,000,000. The Company has agreed to reimburse WDR for its out-of-pocket expenses incurred in connection with its services as financial advisor. The Company has also agreed to indemnify WDR and its affiliates, their respective directors, officers, agents and employees and each person, if any, controlling WDR or any of its affiliates against certain liabilities, including liabilities under the federal securities laws, and expenses related to WDR's engagement.

  In the past, WDR has performed investment banking services for the Company for which it has received customary fees. During the past two years, WDR advised the Company in its 1998 acquisition of certain selected assets and liabilities of Genus, Inc.'s ion implantation systems business. For its services, WDR received a fee of $1,000,000. In addition, in the ordinary course of business, WDR, its successors and affiliates may have traded securities of the Company for their own accounts and, accordingly, may at any time hold a long or short position in such securities.

  WDR was selected by the Company's Board to act as the Company's financial advisor based upon WDR's qualifications, expertise and reputation. WDR is a nationally recognized investment banking firm and is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings and private placements.

MANNER OF EFFECTING THE DISTRIBUTION

  If the Company's stockholders approve the Distribution Proposals and all other conditions thereto are satisfied (or waived by the Board of Directors of the Company), the distribution of IB Common Stock and SEB Common Stock will be made on the Distribution Date to stockholders of record as of the Distribution Record Date. The Distribution Record Date and the Distribution Date will be established by the Board of Directors of the Company following the Meeting. The Company will declare special dividends to stockholders of record of the Company as of the close of business in New York on the Distribution Record Date of shares of IB Common Stock and of shares of SEB Common Stock.

  On or prior to the Distribution Date, all outstanding shares of IB Common Stock and SEB Common Stock will be delivered to the Distribution Agent. As soon as practicable after the IB Common Stock and SEB Common Stock have been distributed, stock distribution statements reflecting ownership of shares of IB Common Stock and SEB Common Stock will be mailed by the Distribution Agent to holders of record as of the Distribution Record Date to reflect the distribution of one share of IB Common Stock and one share of SEB Common Stock for each share of the Company's Common Stock held on the Distribution Record Date. All such shares will be fully paid and nonassessable and the holders thereof will not be entitled to preemptive rights. The shares of IB Common Stock and SEB Common Stock to be transferred to the Company's stockholders in the Distribution will be initially issued to the Company as consideration for the transfer of the Instruments Business and the Semiconductor Equipment Business, respectively.

  No holder of the Company's Common Stock will be required to pay any cash or other consideration for the shares of IB Common Stock and SEB Common Stock received in the Distribution or to surrender or exchange shares of the Company's Common Stock in order to receive shares of IB Common Stock or SEB Common Stock.

  It is expected that the Board of Directors of IB will adopt the IB Rights Plan before the Distribution. Stock distribution statements evidencing shares of the IB Common Stock issued in the Distribution will therefore include the same number of IB Rights issued under the IB Rights Plan. It is also expected that the Board of Directors of SEB will adopt the SEB Rights Plan before the Distribution. Stock distribution statements evidencing shares of SEB Common Stock issued in the Distribution will therefore include the same number of SEB Rights issued under the SEB Rights Plan. After the Distribution, stock distribution statements evidencing shares of HCS Common Stock will continue to include the same number of HCS Rights (as defined below) issued under the HCS Rights Plan. See "Description of the Capital Stock--Rights Plans."

FEDERAL INCOME TAX ASPECTS OF THE DISTRIBUTION

  The Company has conditioned the Distribution on the receipt of the Tax Ruling from the IRS under Sections 355 and 368 of the Code, in form and substance satisfactory to the Board of Directors of the Company. The Tax Ruling is expected to be substantially to the following effect:

    (1) No gain or loss will be recognized by (and no amount will otherwise be included in the income of) any holder of the Company's Common Stock as a result of the Distribution.

    (2) The aggregate basis of the Company's Common Stock, the IB Common Stock and the SEB Common Stock in the hands of each holder of the Company's Common Stock will be the same as the basis of the Company's Common Stock held by the holder immediately before the Distribution, allocated in proportion to the fair market value of each.

    (3) The holding period of the SEB Common Stock and IB Common Stock received in the Distribution by each holder of the Company's Common Stock will include the period during which such holder held the Company's Common Stock with respect to which the Distribution is made, provided that such common stock is held as a capital asset by such holder on the Distribution Date.

    (4) No gain or loss will be recognized by the Company upon the Distribution.

  Application has been made to the IRS for the Tax Ruling. As of the date hereof, the IRS has not yet issued the Tax Ruling. The Company believes and has been advised by its outside tax advisors that the positions asserted by the Company in requesting the Tax Ruling are consistent with the Code and the rules and regulations promulgated thereunder. However, there is no certainty that the IRS will issue a favorable ruling. The receipt of the Tax Ruling from the IRS, in form and substance satisfactory to the Board of Directors of the Company, is a condition to the Distribution.

  The Tax Ruling, while generally binding upon the IRS, will be based on certain factual representations and assumptions. If such factual representations and assumptions were incorrect in any material respect, the holdings of such ruling would be jeopardized. The Company is not aware of any facts or circumstances that would cause such representations and assumptions to be incorrect in any material respect. Each of the Company, IB and SEB has agreed to certain restrictions on their future actions to provide further assurances that Section 355 of the Code will apply to the Distribution. See "--Relationship Among HCS, SEB and IB after the Distribution--Tax Sharing Agreement."

  The Board of Directors of the Company has reserved the right to waive the receipt of such Tax Ruling as a condition to consummation of the Distribution. The Board of Directors of the Company will not waive the requirement of receipt of a favorable Tax Ruling from the IRS unless the Company receives an opinion of counsel that (1) no gain or loss will be recognized by any holder of the Company's Common Stock as a result of the Distribution and (2) no gain or loss will be recognized by the Company upon the Distribution (the "Tax Opinion"). See "--Conditions; Termination." In the event the Board of Directors of the Company waives the receipt of the Tax Ruling and proceeds to consummate the Distribution based on the Tax Opinion, the Tax Opinion would represent that tax counsel's best judgment, but would not be binding on the IRS or any court. Because certain requirements of Section 355 of the Code, including those pertaining to business purpose and absence of a device for distribution of earnings and profits, as well as the requirements of Section 355(e), discussed below, are dependent on factual interpretations, are to a significant extent subjective in nature and have a relative absence of authority addressing their application to the particular facts presented by the Distribution, there can be no absolute assurance that the IRS or a court would not reach a conclusion different from the conclusion in the Tax Opinion.

  If one or both of the distributions comprising the Distribution fail to qualify as a tax-free spin-off under Section 355 of the Code, then HCS will recognize gain equal to the difference between the fair market value of the stock of the nonqualifying company or companies and the Company's adjusted tax basis in such stock. If

HCS were to recognize gain on one or more of the distributions, such gain and the resulting tax liability likely would be very substantial.

  Furthermore, if either distribution were not to qualify as a tax-free spin-off under Section 355 of the Code, each holder of the Company's Common Stock who receives shares of IB Common Stock and SEB Common Stock in the Distribution would be treated as if such stockholder received a taxable distribution in an amount equal to the fair market value of the IB Common Stock or SEB Common Stock received, which would result in (i) a dividend to the extent of such stockholder's pro rata share of the Company's current and accumulated earnings and profits, (ii) a reduction in such stockholder's basis in the Company's Common Stock to the extent the amount received exceeds such stockholder's share of earnings and profits and (iii) gain from the exchange of the Company's Common Stock to the extent the amount received exceeds both such stockholder's share of earnings and profits and such stockholder's basis in such common stock.

  Section 355(e), which was added to the Code in 1997, generally provides that a company that distributes shares of a subsidiary in a spin-off that is otherwise tax-free will incur federal income tax liability if 50% or more, by vote or value, of the capital stock of either the company making the distribution or the spun-off subsidiary is acquired (a "50% Ownership Shift") by one or more persons acting pursuant to a plan or series of related transactions that includes the spin-off. Stock acquired by certain related persons is aggregated in determining whether the 50% test is met. There is a presumption that any acquisition of 50% or more, by vote or value, of the capital stock of the company or the subsidiary that occurs within two years before or after the spin-off is pursuant to a plan that includes the spin-off. However, the presumption may be rebutted by establishing that the spin-off and the acquisition are not part of a plan or series of related transactions. Among the factual representations made by the Company to the IRS in connection with the requested Tax Ruling is the representation that each of the distributions is not part of such a plan or series of related transactions. If HCS, IB or SEB were to undergo a 50% Ownership Shift, particularly if such 50% Ownership Shift occurred within two years after the Distribution Date, there can be no assurance that the IRS will not assert that such ownership shift occurred pursuant to a plan or series of related transactions and therefore that the Distribution is taxable under Section 355(e).

  If a distribution is taxable solely under Section 355(e), HCS will recognize gain equal to the difference between the fair market value of the stock of SEB and IB and the Company's adjusted tax basis in such stock. However, holders of the Company's Common Stock would not recognize gain or loss as a result of the distributions. If HCS were to recognize gain on the distributions, such gain and the resulting tax liability likely would be very substantial.

  HCS, IB and SEB will enter into the Tax Sharing Agreement to allocate responsibility for the possible corporate tax burden resulting from the Distribution. Neither HCS, IB, nor SEB has agreed to indemnify holders of the Company's Common Stock for any taxes or other losses should either or both of the distributions fail to qualify under Section 355 of the Code. The Tax Sharing Agreement will provide that each of HCS, IB and SEB will be responsible for any such corporate taxes to the extent that such taxes are attributable to action taken or permitted by that entity or its affiliates after the Distribution that is inconsistent with the tax treatment contemplated in the Tax Ruling. Under the Tax Sharing Agreement, if either distribution is found to be taxable but none of HCS, IB and SEB has done anything to cause the distribution to be taxable, each company generally will be liable for one-third of those taxes. See "--Relationship Among HCS, SEB and IB After the Distribution--Tax Sharing Agreement. "

  Current Treasury regulations require each holder of the Company's Common Stock who receives IB Common Stock or SEB Common Stock pursuant to the Distribution to attach to his or her federal income tax return for the year in which the Distribution occurs a detailed statement setting forth such data as may be appropriate in order to show the applicability of Section 355 of the Code to the Distribution. The Company will convey the appropriate information to each holder of record of the Company's Common Stock as of the Distribution Record Date.

  The foregoing summary of federal income tax consequences does not purport to cover all federal income tax consequences of the Distribution. The tax consequences may differ for stockholders that are not U.S. citizens or residents or that are otherwise subject to special treatment under the Code. Each stockholder should consult its own tax advisor regarding the federal, foreign, state and local tax consequences of the Distribution in its particular circumstances, including the application of state, local and foreign tax laws.

INTERESTS OF CERTAIN PERSONS IN THE DISTRIBUTION

  In the Distribution, stockholders should be aware, and should carefully consider, that certain members of the Company's management and the Company's Board of Directors may be deemed to have interests in the Distribution that are in addition to their interests as holders of the Company's Common Stock generally and that may create potential conflicts of interest. In this regard, certain of the directors and executive officers of the Company before the Distribution will be directors and executive officers of IB or SEB after the Distribution and IB and SEB, as applicable, will obtain director and officer insurance and enter into indemnification agreements with respect to such individuals. In addition, each director of the Company who will become a non-employee director of either IB or SEB, as the case may be, or remain a non-employee director of HCS, will receive, as compensation for serving as a director, certain cash compensation and options to purchase stock of such company. See "Management of IB," "Management of SEB" and "Management of HCS."

  Certain officers of the Company will enter into severance agreements in connection with the Distribution. See "Change in Control and Other Agreements." In addition, certain officers of the Company who will become executive officers of HCS, IB or SEB may enter into new or amended change in control agreements with HCS, IB or SEB, respectively. See "Management of HCS-- Change in Control Agreements," "Management of IB--Change in Control Agreements" and "Management of SEB--Change in Control Agreements."

  As a result of the Distribution, individuals who are directors and executive officers of the Company and individuals who will be directors and executive officers of IB, HCS or SEB will receive IB Common Stock and SEB Common Stock in respect of the Company's Common Stock held by such individuals. Directors of the Company who will be directors of IB, HCS or SEB will be entitled to receive substituted stock options for IB Common Stock, HCS Common Stock and SEB Common Stock in connection with the Distribution. Individuals who will be executive officers of IB or SEB will be entitled to receive substituted stock options for IB Common Stock or SEB Common Stock, respectively, in connection with the Distribution. Also, new employee benefit plans for the benefit of such individuals and others will be adopted by each of IB and SEB effective after the Distribution, including but not limited to the IB Omnibus Stock Plan and IB Management Incentive Plan, and the SEB Omnibus Stock Plan and SEB Management Incentive Plan, respectively. In addition, stock options held by seven employees of the Company, including J. Tracy O'Rourke, Chairman and Chief Executive Officer, Robert A. Lemos, Vice President, Finance and Chief Financial Officer, Joseph B. Phair, Vice President, General Counsel and Secretary, and Wayne P. Somrak, Vice President and Controller, each of whose employment will terminate under severance agreements in connection with the Distribution, will be accelerated and may be exchanged for substituted options for IB Common Stock, HCS Common Stock and SEB Common Stock. See "--Employee Benefits Allocation Agreement--Stock Options And Other Awards."

  The Board of Directors was aware of these interests and considered them, among other matters, in approving the Distribution.

LISTING AND TRADING OF IB COMMON STOCK AND SEB COMMON STOCK

  There is not currently a public market for IB Common Stock or SEB Common Stock. It is presently anticipated that IB Common Stock and SEB Common Stock may commence trading on a "when-issued" basis prior to the Distribution Date. Prices at which IB Common Stock and SEB Common Stock may trade prior to the Distribution on a "when-issued" basis or after the Distribution cannot be predicted. Until the IB Common Stock and SEB Common Stock are fully distributed and an orderly market develops, the prices at which trading in such stock occurs may fluctuate significantly. The prices at which IB Common Stock and SEB Common Stock trade will be determined by the marketplace and may be influenced by many factors, including, among others, the depth and liquidity of the market for such stock, investor perception of IB and SEB and the industries in which they participate, IB's and SEB's dividend policy and general economic and market conditions. Such prices may also be affected by certain provisions of the Certificates of Incorporation and By-Laws of IB and SEB, as each will be in effect at the time of the Distribution, which will have an anti-takeover effect. See "Delaware Law and Certain Charter and By-Law Provisions."

  Shares of IB Common Stock and SEB Common Stock distributed to the Company's stockholders will be freely transferable, except for shares of IB Common Stock received by persons who may be deemed to be "affiliates" of IB under the Securities Act of 1933 (the "Securities Act") and shares of SEB Common Stock received by persons who may be deemed to be "affiliates" of SEB under the Securities Act. Persons who may be deemed to be affiliates of IB or SEB after the Distribution generally include individuals or entities that control, are controlled by, or are under common control with, IB or SEB, as applicable, and may include certain officers and directors of IB or SEB, as applicable, as well as principal stockholders of IB or SEB, as applicable. Persons who are affiliates of IB will be permitted to sell their shares of IB Common Stock only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act. Similarly, persons who are affiliates of SEB will be permitted to sell their shares of SEB Common Stock only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act.

  IB intends to apply for quotation of the IB Common Stock on the Nasdaq National Market and SEB intends to apply for quotation of the SEB Common Stock on the Nasdaq National Market. Each of IB and SEB initially will have approximately 5,992 stockholders of record based upon the number of stockholders of record of the Company as of December 15, 1998. For certain information regarding options to purchase IB Common Stock and SEB Common Stock that will be outstanding after the Distribution, see "Management of IB," "The IB Omnibus Stock Plan," "Management of SEB" and "The SEB Omnibus Stock Plan."

LISTING AND TRADING OF HCS COMMON STOCK

  It is expected that the HCS Common Stock will continue to be listed and traded on the NYSE after the Distribution under the ticker symbol "VAR." Following the Distribution, HCS's financial results will no longer be consolidated with those of SEB and IB, and HCS's revenues, income and other results of operations will be substantially lower than those of the Company prior to the Distribution. Accordingly, as a result of the Distribution, the trading price range of the HCS Common Stock immediately after the Distribution is expected to be significantly lower than the trading price range of the Company's Common Stock prior to the Distribution. The combined trading prices of the IB Common Stock, HCS Common Stock and SEB Common Stock held by stockholders after the Distribution may be less than, equal to or greater than the trading price of the Company's Common Stock prior to the Distribution. The prices at which the HCS Common Stock trades after the Distribution will be determined by the marketplace and may be influenced by many factors, including, among others, the continuing depth and liquidity of the market for HCS Common Stock, investor perception of HCS's development, dividend policy and general economic and market conditions. Such prices may also be affected by certain provisions of the Certificate of Incorporation and By-Laws of HCS, as will be in effect at the time of the Distribution, which will have an anti-takeover effect. See "The Distribution Proposals--Proposal Three: Approval of Amendment to the Certificate of Incorporation of the Company to Specify That the Number of Directors Shall be Fixed by Resolution of the Board of Directors" and "--Proposal Four: Approval of Amendment to the Certificate of Incorporation of the Company to Change Certain Corporate Governance Provisions" and "Delaware Law and Certain Charter and By-Law Provisions."

CONDITIONS; TERMINATION

  Under the terms of the Distribution Agreement, the Distribution is conditioned upon, among other things, (i) the IRS having issued the Tax Ruling in response to the Company's request in form and substance satisfactory to the Board; (ii) stockholder approval of the Distribution Proposals; (iii) the Internal Transfers having been consummated in all material respects; (iv) the IB Common Stock having been approved for quotation on the Nasdaq National Market or listing on a national stock exchange; (v) the SEB Common Stock having been approved for quotation on the Nasdaq National Market or listing on a national stock exchange; (vi) the Registration Statements to be filed by IB and SEB with the Commission having become effective; (vii) the Company, IB and SEB having executed and delivered the Ancillary Agreements and such agreements being in full force and effect;
(viii) no governmental authority having issued an injunction or other order, decree or ruling or enacted or promulgated a statute, rule, regulation or executive order that materially restricts, prohibits or prevents consummation of the Distribution and (ix) WDR having delivered an updated opinion to the Company's Board of Directors. Even if all conditions are satisfied, the Company's Board of Directors has reserved the right to abandon, defer or modify the Distribution or the other elements of the Distribution Proposals at any time prior to the Distribution Date. However, the Board will not waive the requirement of receipt of a favorable Tax Ruling from the IRS unless the Company receives an opinion of counsel substantially to the effect that (1) no gain or loss will be recognized by any holder of the Company's Common Stock as a result of the Distribution and (2) no gain or loss will be recognized by the Company upon the Distribution. In addition, the Company's Board of Directors will not waive any other condition to the Distribution or make any changes in the terms of the Distribution or the other elements of the Distribution Proposals after the Distribution Proposals are approved by the Company's stockholders unless the Company's Board of Directors determines that such waivers or changes would not be materially adverse to the Company's stockholders. In determining whether any such waivers or changes would be materially adverse to the Company's stockholders, the Company's Board of Directors will consider, as appropriate, advice from its outside financial and legal advisors as well as the recommendation of management as to the potential impact of such waivers or changes on the Company and the Company's stockholders.

FUTURE MANAGEMENT OF THE SEPARATE COMPANIES

 IB

  Following the Distribution it is intended that IB will continue to conduct the Instruments Business in substantially the same manner in which it is currently operated. Allen J. Lauer, who is currently Executive Vice President of the Company, will serve as President and Chief Executive Officer of IB following the Distribution. The other executive officers of IB following the Distribution will be primarily drawn from the current management of the Company. See "Management of IB--Executive Officers."

 SEB

  Following the Distribution it is intended that SEB will continue to conduct the Semiconductor Equipment Business in substantially the same manner in which it is currently operated. Richard A. Aurelio, who is currently Executive Vice President of the Company, will serve as the President and Chief Executive Officer of SEB following the Distribution. The other executive officers of SEB will be primarily drawn from the current management of the Company. See "Management of SEB--Executive Officers."

 HCS

  Following the Distribution it is intended that HCS will continue to conduct the Health Care Systems Business in substantially the same manner in which it is currently operated. Richard M. Levy, who is currently Executive Vice President of the Company, will serve as President and Chief Executive Officer of HCS following the Distribution. The other executive officers of HCS will be drawn from the current management of the Company. See "Management of HCS-- Executive Officers."

INTERNAL MERGERS AND TRANSFERS

  On or prior to the Distribution Date, the Company will effectuate certain transactions intended to allocate assets and liabilities relating to the Health Care Systems Business to HCS, assets and liabilities relating to the

Semiconductor Equipment Business to SEB and assets and liabilities relating to the Instruments Business to IB. See "--Distribution Agreement." On the Distribution Date, following the completion of the foregoing transactions, the Company will distribute the IB Common Stock and SEB Common Stock to the holders of the Company's Common Stock on the Distribution Record Date.

RELATIONSHIP AMONG HCS, SEB AND IB AFTER THE DISTRIBUTION

  For the purpose of governing certain of the ongoing relationships among HCS, SEB and IB after the Distribution and to provide mechanisms for an orderly transition, the Company, IB and SEB have entered or will enter into various agreements, and will adopt policies, as described in this section. The Company, IB and SEB believe that the agreements are fair to each of the parties. The services to be provided by each of the companies pursuant to the various agreements described below will be billed at their fully burdened cost to the provider and in each case the terms of these agreements have been reviewed by individuals who will have senior management positions at IB, HCS or SEB after the Distribution.

  Copies of the forms of such agreements will be filed as exhibits to the Registration Statements of each of SEB and IB in respect of the registration of the SEB Common Stock and the IB Common Stock under the Exchange Act. In addition, HCS intends to file a Current Report on Form 8-K in connection with the Distribution, and the agreements either will be filed as exhibits to such Report or will be included in a later filing by HCS under the Exchange Act. See "Available Information." The following descriptions include a summary of all material terms of these agreements, but do not purport to be complete and are qualified by reference to the texts of such agreements, which are incorporated herein by reference.

DISTRIBUTION AGREEMENT

  The Distribution Agreement provides for the terms of the Distribution, the conditions to the Distribution (see "--Conditions; Termination"), the various actions to be taken prior to the Distribution (see "--Internal Mergers and Transfers") and the relationship among the parties subsequent to the Distribution. The Distribution Agreement is set forth in Annex I to this Proxy Statement and the foregoing description is qualified by reference to such agreement, which is incorporated herein by reference.

  The Distribution Agreement provides that, from and after the Distribution Date, (i) IB shall assume, pay, perform and discharge all Instruments Liabilities (as defined in the Distribution Agreement) in accordance with their terms, (ii) HCS shall assume, pay, perform and discharge all Health Care Systems Liabilities (as defined in the Distribution Agreement) in accordance with their terms and (iii) SEB shall assume, pay, perform and discharge all Semiconductor Equipment Liabilities (as defined in the Distribution Agreement) in accordance with their terms.

  In addition, the Distribution Agreement provides for cross-indemnities that require (i) IB to indemnify HCS and SEB (and their respective subsidiaries, directors, officers, employees and agents and certain other related parties) against all losses arising out of or in connection with Instruments Liabilities or the breach of the Distribution Agreement or any Ancillary Agreement by IB, (ii) HCS to indemnify IB and SEB (and their respective subsidiaries, directors, officers, employees and agents and certain other related parties) against all losses arising out of or in connection with the Health Care Systems Liabilities or the breach of the Distribution Agreement or any Ancillary Agreement by the Company and (iii) SEB to indemnify IB and HCS (and their respective subsidiaries, directors, officers, employees and agents and certain other related parties) against all losses arising out of or in connection with the Semiconductor Equipment Liabilities or the breach of the Distribution Agreement or any Ancillary Agreement by SEB, and, in each case, for contribution in certain circumstances. Each of IB, HCS and SEB also agrees to indemnify each other for one-third of the costs and expenses associated with liabilities that are unrelated to their businesses, including certain discontinued operations and environmental liabilities associated with the Company's Palo Alto facilities.

  Pursuant to the Distribution Agreement, each of the parties has agreed to use commercially reasonable efforts to take or cause to be taken all action, and do or cause to be done all things, reasonably necessary or appropriate to consummate the transactions contemplated by the Distribution Agreement. As such, the Distribution Agreement provides that if any contemplated pre-Distribution transfers have not been effected on or prior to the Distribution Date, the parties will cooperate to effect such transfers as promptly thereafter as practicable. The entity retaining any asset or liability which should have been transferred prior to the Distribution Date will continue to hold that asset for the benefit of the party entitled thereto or that liability for the account of the party required to assume it, and must take such other action as may be reasonably requested by the party to whom such asset was to be transferred or by whom such liability was to be assumed in order to place such party, insofar as reasonably possible, in the same position as would have existed had such asset or liability been transferred or assumed as contemplated by the Distribution Agreement.

  The Distribution Agreement (i) requires that the Company renegotiate the Term Loans, (ii) requires that the Company contribute cash to SEB so that at the time of the Distribution SEB will have $100 million in cash and cash equivalents and a Net Worth (as defined in the Distribution Agreement) of at least $150 million, and its Consolidated Debt (as defined in the Distribution Agreement) will not exceed $5 million, (iii) requires that IB assume 50% of the outstanding indebtedness under the Term Loans and have transferred to it such portion of the indebtedness under the Notes Payable and such amount of cash and cash equivalents, so that as of the time of the Distribution IB and HCS will each have Net Debt (as defined in the Distribution Agreement) equal to approximately 50% of the aggregate Net Debt of IB and HCS, subject to such adjustments as may be necessary to provide HCS with a Net Worth of between 40% and 50% of the aggregate Net Worth of HCS and IB, (iv) governs the conduct of the post-Distribution audit to be undertaken to ascertain the Net Worth of HCS, IB and SEB upon consummation of the Distribution, (v) requires that post-Distribution payments be made between the parties if, and to the extent that, as of the time of the Distribution (a) HCS has a Net Worth that is less than 40% or more than 50% of the aggregate Net Worth of HCS and IB, (b) SEB has Consolidated Debt exceeding $5 million, or less than $100 million of cash and cash equivalents or a Net Worth of less than $150 million or (c) SEB has more than $100 million of cash and cash equivalents and a Net Worth of at least $150 million or SEB has a Net Worth in excess of $225 million and
(vi) entitles IB to receive approximately 50% of the estimated proceeds, if any, to be received by HCS after the Distribution from the sale of the Company's long-term leasehold interest at certain of its Palo Alto facilities, together with certain related buildings and other corporate assets and requires IB to pay approximately 50% of any estimated transaction expenses to be paid by HCS after the Distribution (in each case reduced for estimated taxes payable or tax benefits received from all sales and transaction expenses).

  The Distribution Agreement also provides for the execution and delivery of certain other agreements governing the relationship among IB, HCS and SEB at and following the Distribution. See "--Employee Benefits Allocation Agreement," "--Tax Sharing Agreement," "--Transition Services Agreement," and "--Intellectual Property Agreement."

EMPLOYEE BENEFITS ALLOCATION AGREEMENT

  On or prior to the Distribution Date, the Company, IB and SEB will enter into an employee benefits allocation agreement (the "Employee Benefits Allocation Agreement") providing for the allocation of certain liabilities and responsibilities with respect to employee compensation, benefits and labor matters. The allocation of responsibility and adjustments to be made pursuant to the Employee Benefits Allocation Agreement are substantially consistent with the existing rights of the Company's employees under the Company's various compensation plans, with the understanding that each party will have sole responsibility for determining the benefits it will provide its employees following the Distribution. The Employee Benefits Allocation Agreement will generally provide that, effective as of the Distribution Date, each of IB and SEB will, or will cause one or more of its subsidiaries to, assume or retain, as the case may be, all liabilities of the Company, to the extent unpaid as of the Distribution Date, under the Company's employee benefit plans, policies, arrangements, contracts and agreements, including collective bargaining agreements, with respect to employees who on or after the Distribution Date will be employees of IB or its subsidiaries or SEB or its subsidiaries. The Employee Benefits Allocation Agreement will also provide that HCS generally will, or will cause one of its subsidiaries to, assume or retain, as the case may be, all liabilities under the Company's employee benefit plans, policies, arrangements, contracts and agreements, including collective bargaining agreements, with respect to employees who on or after the Distribution Date will be employees of HCS or its subsidiaries. The Employee Benefits Allocation Agreement will also provide that each of IB, SEB and HCS will generally indemnify the others for one-third of the administrative costs associated with liabilities to individuals who were former Company employees as of the Distribution Date.

 Defined Contribution Plans

  Active participation in the Varian Associates, Inc. Retirement and Profit-Sharing Program (the "Varian Profit-Sharing Plan") by IB and SEB employees will terminate on the Distribution.

  Effective as of the Distribution Date, each of SEB and IB will establish a defined contribution plan for the benefit of its employees. As promptly as practicable after the Distribution, HCS will cause to be transferred to the SEB defined contribution plan or the IB defined contribution plan the account balances in, and the liabilities of, the Varian Profit-Sharing Plan to each employee of SEB or IB, respectively, who elects to so transfer. IB and SEB will each assume the administrative costs associated with the Varian Profit-Sharing Plan accounts of IB and SEB employees who do not elect a transfer. IB, SEB and HCS will also each indemnify the others for one-third of the administrative costs associated with the accounts of individuals who were former Company employees as of the Distribution Date or whose employment will terminate pursuant to severance agreements in connection with the Distribution.

 Non-U.S. Employee Benefits

  Non-U.S. employee benefits will be subject to the general principles of the Employee Benefits Allocation Agreement. To the extent practicable, HCS, SEB and IB, or their respective subsidiaries, will each assume or retain, as the case may be, any and all pension liabilities and attendant plans and their assets related to the employees of each company or its subsidiaries post-Distribution. If a person is employed by a non-U.S. subsidiary of HCS, IB or SEB but the associated liabilities are held by another of HCS, IB or SEB, the entity employing the employees will indemnify the entity holding the liabilities. IB, SEB and HCS will also each indemnify the others for one-third of the employee benefit liabilities associated with former employees of non-U.S. subsidiaries.

 Stock Options and Other Awards

  Stock options and restricted stock awards (collectively, "stock awards") of the Company are currently outstanding under the Company's 1982 Non-Qualified Stock Option Plan and the Company Omnibus Stock Plan (collectively, the "Plans"). The treatment after the Distribution of stock awards that are outstanding prior to the Distribution is designed to preserve, as a general matter, the economic value of each stock award. In addition, the treatment of outstanding stock awards of individuals who will continue their employment with either IB, HCS or SEB, is designed to provide an incentive for such employees to remain employed with their respective employers and to benefit by their efforts to increase the market value of the stock of such employer.

 Adjustments to Awards Held by Employees of HCS and Former Company Employees

  In general, it is expected that the number of shares of HCS Common Stock underlying each stock option held by employees of HCS and certain others (including former employees of the Company not terminated in connection with the Distribution and any employees of IB or SEB who do not surrender their Company stock options as contemplated below (collectively, "Former Company Employees")) and the exercise price thereof, and the number of shares provided in restricted stock awards, will be adjusted as necessary to reflect the Distribution. The Plans and related option agreements provide that, in the event the number of outstanding shares of the Company's Common Stock is changed by reason of a split-up or combination of shares or recapitalization or by reason of a stock dividend, the number of shares and option price shall be appropriately adjusted so as to maintain the proportionate number of shares without changing the aggregate option exercise price.

  Unexercised Company stock options held by employees of HCS and Former Company Employees will be adjusted as soon as practicable following the Distribution Date, to preserve as closely as possible their respective economic value immediately prior to the Distribution (defined as the difference between the fair market value of the shares underlying the option and the option exercise price, multiplied by the number of shares subject to the option). For a discussion of the expected treatment of stock options held by those individuals who will be employees of IB or SEB after the Distribution, see "--Treatment of Awards Held by Employees of IB" and "-- Treatment of Awards Held by Employees of SEB." Those individuals who will be employees of IB and SEB after the Distribution who do not surrender their Company stock options as contemplated below will have their Company stock options adjusted in the same manner as individuals who will be employees of HCS.

  The option exercise price of adjusted HCS stock options will be determined by multiplying the exercise price of the Company stock option by a fraction, the numerator of which will be the closing price of the HCS Common Stock on the Distribution Date and the denominator of which will be the closing price of the Company's Common Stock on the Distribution Date. The number of shares of HCS Common Stock subject to options will be determined by multiplying the number of shares of the Company's Common Stock covered by the Company stock option by a fraction, the numerator of which will be the closing price of the Company's Common Stock on the Distribution Date and the denominator of which will be the closing price of the HCS Common Stock on the Distribution Date.

  Unvested Company restricted stock held by Former Company Employees or continuing employees of HCS will vest immediately prior to the Distribution.

  As of December 15, 1998, there were approximately 1,721,603 shares of the Company's Common Stock subject to outstanding stock options held by Former Company Employees or individuals who will be employees of HCS. It is impossible to predict with certainty how many shares of HCS Common Stock will be subject to adjusted HCS stock options after the Distribution Date, since it is expected that some Company stock options held by such individuals will be exercised prior to the Distribution Date. The balance of unexercised Company stock options will be adjusted according to the formula described above, but the stock prices upon which the adjustment will be based will not be known until the Distribution Date. Stockholders of HCS are, however, likely to experience some dilutive impact from the above-described adjustments.

  For Former Company Employees or those employees who will continue their employment with HCS, all of the other original terms and conditions of the Company stock options, including the vesting and expiration dates, will remain in effect after the adjustments as to price and number of shares.

 Treatment of Awards Held by Employees of IB

  It is expected that Company stock options held by those individuals who will become employees of IB will be replaced with substitute stock options to purchase IB Common Stock under the IB Omnibus Stock Plan discussed below under "The IB Omnibus Stock Plan" if the Distribution Proposals are approved by stockholders. Although such individuals are not contractually required to surrender their Company stock options, it is expected that such individuals will do so in order to have their stock options relate to shares of the company with which they are employed after the Distribution, to preserve unvested options and to maintain the ability to exercise stock options that would otherwise expire due to termination of their employment with the Company. The surrender of such stock options will be encouraged by the Company because Company management believes the efforts of key employees should be directed toward enhancing the value of their employer's stock.

  Such substitute options will be designed to preserve the economic value of the related Company stock options, and the vesting and expiration dates and other terms of the related awards will remain in effect under the IB substitute stock options. In order to obtain such substitute stock options, the employees will be required to surrender their unexercised Company stock options. Replacement of surrendered Company stock options is believed to be beneficial to IB and its stockholders because it will allow IB to provide meaningful compensation incentives to its key employees. Since, except for option price and number of shares, all terms and conditions of the Company stock options will apply to the substitute stock options, the vesting provisions of the substitute options are expected to provide a continuing incentive for key employees to remain in the employ of IB after the Distribution. If an IB employee does not elect to receive a substitute option, the unvested portion of the employee's Company option will expire upon the Distribution Date and the employee will generally have three months to exercise the vested portion for HCS Common Stock.

  The option exercise price of substitute IB stock options will be determined by multiplying the exercise price of the Company stock option by a fraction, the numerator of which will be the closing price of IB Common Stock on the Distribution Date and the denominator of which will be the closing price of the Company's Common Stock on the Distribution Date. The number of shares of IB Common Stock subject to substitute options will be determined by multiplying the number of shares of the Company's Common Stock covered by the Company stock option by a fraction, the numerator of which will be the closing price of the Company's Common Stock on the Distribution Date and the denominator of which will be the closing price of IB Common Stock on the Distribution Date.

  Unvested Company restricted stock held by continuing employees of IB will vest immediately prior to the Distribution.

  As of December 15, 1998, there were approximately 966,491 shares of the Company's Common Stock subject to outstanding stock options held by individuals who will be employees of IB. It is impossible to predict with certainty how many shares of IB Common Stock will be subject to substitute IB stock options after the Distribution Date, since it is expected that some Company stock options held by individuals who will become employees of IB will be exercised prior to the Distribution Date. The balance of unexercised Company stock options will be adjusted according to the formula described above, but the stock prices upon which the adjustment will be based will not be known until the Distribution Date. Stockholders of IB are, however, likely to experience some dilutive impact from the above-described adjustments.

 Treatment of Awards Held by Employees of SEB

  It is expected that Company stock options held by those individuals who will become employees of SEB will be replaced with substitute stock options to purchase SEB Common Stock under the SEB Omnibus Stock Plan discussed below under "The SEB Omnibus Stock Plan" if the Distribution Proposals are approved by stockholders. Although such individuals are not contractually required to surrender their Company stock options, it is expected that such individuals will do so in order to have their stock options relate to shares of the company with which they are employed after the Distribution, to preserve unvested options and to maintain the ability to exercise stock options that would otherwise expire due to termination of their employment with the Company. The surrender of such stock options will be encouraged by the Company because Company management believes the efforts of key employees should be directed toward enhancing the value of their employer's stock.

  Such substitute options will be designed to preserve the economic value of the related Company stock options, and the vesting and expiration dates and other terms of the related options will remain in effect under the SEB substitute stock options. In order to obtain such substitute stock options, the employees will be required to surrender their unexercised Company stock options. Replacement of surrendered Company stock options is believed to be beneficial to SEB and its stockholders because it will allow SEB to provide meaningful compensation incentives to its key employees. Since, except for option price and number of shares, all terms and conditions of the Company stock options will apply to the substitute stock options, the vesting provisions of the substitute options are expected to provide a continuing incentive for key employees to remain in the employ of SEB after the Distribution. If an SEB employee does not elect to receive a substitute option, the unvested portion of the employee's Company option will expire upon the Distribution Date and the employee will generally have three months to exercise the vested portion for HCS Common Stock.

  The option exercise price of substitute SEB stock options will be determined by multiplying the exercise price of the SEB stock option by a fraction, the numerator of which will be the closing price of SEB Common Stock on the Distribution Date and the denominator of which will be the closing price of the Company's Common Stock on the Distribution Date. The number of shares of SEB Common Stock subject to substitute options will be determined by multiplying the number of shares of the Company's Common Stock covered by the Company stock option by a fraction, the numerator of which will be the closing price of the Company's Common Stock on the Distribution Date and the denominator of which will be the closing price of SEB Common Stock on the Distribution Date.

  Unvested Company restricted stock held by continuing employees of SEB will vest immediately prior to the Distribution.

  As of December 15, 1998, there were approximately 846,603 shares of the Company's Common Stock subject to outstanding stock options held by individuals who will be employees of SEB. It is impossible to predict with certainty how many shares of SEB Common Stock will be subject to substitute SEB stock options after the Distribution Date, since it is expected that some Company stock options held by individuals who will become employees of SEB will be exercised prior to the Distribution Date. The balance of unexercised Company stock options will be adjusted according to the formula described above, but the stock prices upon which the adjustment will be based will not be known until the Distribution Date. Stockholders of SEB are, however, likely to experience some dilutive impact from the above-described adjustments.

 Treatment of Awards Held by Employees Whose Employment will Terminate in
   Connection with the Distribution

  Employees of the Company whose employment will terminate in connection with the Distribution (other than the seven employees whose employment will terminate pursuant to severance agreements) will be permitted to elect to exchange their Company stock options for stock options with respect to HCS Common Stock, SEB Common Stock and IB Common Stock. Individuals who so elect will have one-third of the unexercised portion of the Company stock options exchanged for each of HCS stock options, SEB stock options and IB stock options. These individuals will have the adjusted option exercise price and the number of shares subject to the stock option determined as described above. See "--Adjustment to Awards Held by Employees of HCS and Former Company Employees," "--Treatment of Awards Held by Employees of IB" and "--Treatment of Awards Held by Employees of SEB." The seven employees whose employment will terminate pursuant to severance agreements will receive this exchange on a mandatory basis. Employees whose options are exchanged in this manner will have the unvested portion of their Company options as of the Distribution Date vested immediately prior to the Distribution or, if later, immediately prior to termination of the employment of such employees.

  Unvested Company restricted stock held by employees whose employment will terminate in connection with the Distribution will vest immediately prior to the Distribution or, if later, immediately prior to such termination.

  As of December 15, 1998, there were approximately 521,145 shares of the Company's Common Stock subject to outstanding stock options held by employees whose employment will terminate in connection with the Distribution (excluding stock options held by Mr. O'Rourke, a current director who is expected to serve as a director of SEB following the Distribution). It is impossible to predict with certainty how many shares of SEB Common Stock, IB Common Stock and HCS Common Stock will be subject to these stock options after the Distribution Date, since it is expected that some Company stock options held by these individuals will be exercised prior to the Distribution Date. In addition, the balance of unexercised Company stock options will be adjusted according to the formula described above, but the stock prices upon which the adjustment will be based will not be known until the Distribution Date. Stockholders of SEB, IB and HCS are, however, likely to experience some dilutive impact from the above-described adjustments.

 Treatment of Awards Held by Directors

  Company stock options held by directors of the Company will be adjusted in the same manner as Company stock options held by employees whose employment will terminate in connection with the Distribution; provided that the unvested portion of their Company options will not vest immediately prior to the Distribution. Accordingly, these individuals will be permitted to exchange their Company stock options for stock options with respect to HCS Common Stock, SEB Common Stock and IB Common Stock. See "-- Treatment of Awards Held by Employees Whose Employment Will Terminate in Connection with the Distribution."

  As of December 15, 1998, there were approximately 791,000 shares of the Company's Common Stock subject to outstanding stock options held by current directors (including Mr. O'Rourke). It is impossible to predict with certainty how many shares of SEB, IB and HCS Common Stock will subject to these stock options after the Distribution Date, since it is expected that some Company stock options held by these individuals will be exercised prior to the Distribution Date. In addition, the balance of unexercised Company stock options will be adjusted pursuant to the formula described above, but the stock prices upon which the adjustment will be based will not be known until the Distribution Date. Stockholders of SEB, IB and HCS are, however, likely to experience some dilutive impact from the above-described adjustments.

TAX SHARING AGREEMENT

  The Company, IB and SEB will enter into a tax sharing agreement (the "Tax Sharing Agreement") that defines the parties' rights and obligations with respect to federal, state, foreign and other income or franchise taxes relating to the Company's businesses for tax periods prior to, including and following the Distribution and with respect to certain other tax matters. In general, HCS will be responsible for consolidated federal income taxes, consolidated or combined state income taxes and separate state income taxes of the Company and its subsidiaries through the Distribution Date. Liability through the Distribution Date will be determined based on a closing of the books. Liability for foreign income taxes and non-income taxes will generally be allocated to the legal entity on which such taxes are imposed, except for taxes transferred on the closing balance sheets. Adjustments to the reported tax liability for tax periods through the Distribution Date will be shared equally by the three companies.

  In general, and except as provided below, taxes resulting from the Distribution will be the responsibility of the legal entity on which such taxes are imposed. However, each of SEB and IB will be responsible for any such taxes resulting from income or gain from the Distribution to the extent that such taxes are attributable to action taken or permitted by that entity or its affiliates after the Distribution that is inconsistent with the tax treatment contemplated in the Tax Ruling requested from the IRS. Each of HCS, IB and SEB will covenant and agree not to take or permit certain actions inconsistent or potentially inconsistent with the requested Tax Ruling before January 1, 2002, unless such action has been consented to by the other companies or approved by a supplemental ruling from the IRS or an unqualified opinion of independent nationally recognized tax counsel acceptable to each of the companies. These agreements could restrict the ability of HCS, IB or SEB to engage in certain corporate transactions, redeem stock, dispose of assets except in the ordinary course of business, or be the target of an acquisition transaction, during that period. Adjustments to the anticipated income taxes resulting from the Distribution that are not attributable to action inconsistent with the Tax Ruling will be shared equally by the three companies. Furthermore, if with respect to HCS, IB or SEB, the aggregate taxes shown on the initial tax returns filed after the Distribution (or the amounts paid with respect to such taxes) relating to periods prior to the Distribution Date exceed the aggregate amounts accrued with respect thereto on the closing balance sheets, by more than $1,000,000, the company with the unanticipated tax burden may propose a sharing of such amounts among the three companies. If the three companies cannot agree to a fair and equitable sharing of the excess taxes, the matter will be submitted to a mutually acceptable nationally recognized accounting firm for resolution. See "--Federal Income Tax Aspects of the Distribution."

TRANSITION SERVICES AGREEMENT

  On or prior to the Distribution Date, the Company, IB and SEB will enter into a Transition Services Agreement providing for (i) the sharing of facilities and equipment for a temporary period not to exceed one year, (ii) the provision of employees and sharing of certain third party services to provide treasury, tax, accounting, payroll, human resources and similar and related functions for a temporary period not to exceed one year and (iii) the provision of information services personnel for a period extending until June 30, 2000.

Compensation for all services and facilities provided under the Transition Services Agreement will be on a fully burdened cost reimbursement basis. The management of each of HCS, SEB and IB presently expects that its company will be able to provide these services for itself after the applicable transition period without additional material expense, although no assurance can be given that this will be the case. Each party has the right to terminate certain transition services arrangements upon a material breach by the other party thereto.

INTELLECTUAL PROPERTY AGREEMENT

  On or prior to the Distribution Date, the Company, IB and SEB will enter into an Intellectual Property Agreement providing for allocation among these companies and their respective subsidiaries and associated companies of rights in the Intellectual Property (as defined in the Distribution Agreement), including patents, copyrights, trademarks, software and trade secrets, owned by the Company prior to the Distribution and for the licensing of certain of such Intellectual Property thereafter. The Intellectual Property Agreement is to provide HCS, IB and SEB, and their respective subsidiaries and associated companies, with those continuing rights and licenses in such Intellectual Property following the Distribution Date necessary for the continued conduct of their respective businesses.

  Under the terms of the Intellectual Property Agreement, the Intellectual Property that relates primarily to the Instruments Business and the Semiconductor Equipment Business will be transferred to IB and SEB, respectively, with HCS retaining the Intellectual Property that relates primarily to the Health Care Systems Business. Each company will grant a non-exclusive, perpetual, royalty-free license under the Intellectual Property that it owns to the other two companies for use in their respective fields. More specifically, as of the Distribution Date, each of HCS, IB and SEB will hold certain rights in the mark "VARIAN," the "VA" logo and other rights to various trademarks, service marks, and trade names containing the word "VARIAN."

REGULATORY APPROVALS

  The Company does not believe that any material federal or state regulatory approvals will be necessary in connection with the Distribution.

ACCOUNTING TREATMENT

  If the stockholders of the Company approve the Distribution Proposals at the Meeting and after the Company receives a favorable Tax Ruling or opinion of counsel that the Distribution will qualify for non-recognition treatment
(see "--Federal Income Tax Aspects of the Distribution"), the Company will thereafter present the businesses of IB and SEB as discontinued operations to the extent financial information for periods prior to the Distribution is required to be included in the Company's historical financial statements. After the Distribution, the businesses of IB and SEB will each present separate financial statements.

PROPOSAL TWO: APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY

  The Company's Board of Directors has approved an amendment to Article I of the Company's Certificate of Incorporation (the "Company Charter"), to be presented to the stockholders at the Meeting for their approval, to change the name of the Company to Varian Medical Systems, Inc. in connection with the Distribution. The Board of Directors believes that if the Distribution is approved and consummated, the Company's current name, Varian Associates, Inc., would not accurately reflect the nature of HCS's business. The Board of Directors believes that by changing the name of the Company to "Varian Medical Systems, Inc." it will be more clearly identified with the Health Care Systems Business, which will be the Company's primary business after the Distribution. The proposed amendment being made pursuant to Proposal Two is included in the amendments set forth in Annex A to this Proxy Statement.

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL TWO.

PROPOSAL THREE: APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO SPECIFY THAT THE NUMBER OF DIRECTORS SHALL BE FIXED BY RESOLUTION OF THE BOARD OF DIRECTORS.

  Article V of the Company Charter currently provides that the number of directors is fixed at 15, that the number of directors in each class is 5 and that 8 directors constitutes a quorum of the Company Board. The Company's Board of Directors has approved an amendment to Article V of the Company Charter in connection with the Distribution to provide that the specific number of directors comprising the Company Board (which must be at least three) be fixed by resolution of the Company Board, and to delete the reference to the size of each class of directors and to the specific quorum requirement. These changes are necessary to give the Company Board the ability to decrease the size of the HCS Board to seven as contemplated by the Distribution. See "Management of HCS--Board of Directors of HCS." In addition, these changes would provide the Company Board with the flexibility to determine the appropriate number of directors who should constitute the Board in the future. The proposed amendment being made pursuant to Proposal Three is included in the amendments set forth in Annex A to this Proxy Statement.

  The amendment contained in Proposal Three may have certain anti-takeover effects which the Company Board believes will help protect the value of each stockholder's investment in the Company. Such provision, when combined with the proposed amendments set forth in Proposal Four, will allow the existing Board to enlarge the Board of Directors and to fill the new directorships with its own nominees, which could prevent a stockholder from obtaining majority representation. See "The Distribution Proposals--Proposal Four: Approval of Amendment to the Certificate of Incorporation of the Company to Change Certain Corporate Governance Provisions--Reasons for the Charter Amendments" and "Delaware Law and Certain Charter and By-Law Provisions--Certain Charter and By-Law Provisions--Number of Directors; Removal; Filling Vacancies."

  The Company Board expects to adopt conforming amendments to the Company By-Laws that will become effective upon the effectiveness of this amendment.

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL THREE.

PROPOSAL FOUR: APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO CHANGE CERTAIN CORPORATE GOVERNANCE PROVISIONS

  The Company Board believes that it is advisable to adopt the amendments (the "Charter Amendments") to the Company Charter described below, and, accordingly, has adopted a resolution proposing that such Charter Amendments be presented to the stockholders at the Meeting for their approval.

PROVISIONS RELATING TO THE BOARD OF DIRECTORS

  Article V of the Company Charter would be amended, in connection with the Distribution, to provide that directors can only be removed for cause, to provide that vacancies in the Company Board may be filled only by the affirmative vote of a majority of the remaining directors and to require a supermajority vote for stockholders to amend such Article V.

  The effect of a classified board of directors may be circumvented by increasing or decreasing the size of the board. Article V will provide that vacancies caused by an increase in the number of directors or otherwise may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum, and that directors so chosen would serve for the remainder of the full term of the class in which the new directorship was created or the vacancy occurred. Under the DGCL, if a board of directors is classified by action of the stockholders, unless the certificate of incorporation specifies otherwise, members of the board of directors of each class may be removed by the stockholders before the expiration of their respective terms only for cause. Article V would confirm existing treatment under the DGCL by expressly providing that directors may be removed only for cause by the affirmative vote of the stockholders entitled to vote thereon. In addition, Article V will no longer provide for cumulative voting for the election of directors. Finally, Article V would provide that such article cannot be amended except by the affirmative vote of 66 2/3% of the outstanding shares of the Company's Common Stock. See "Delaware Law and Certain Charter and By-Law Provisions" and "Risk Factors--Risks Relating to the Distribution--Certain Anti-takeover Features."

  The proposed amendments to Article V being made pursuant to Proposal Four are included in the amendments set forth in Annex A to this Proxy Statement.

ELIMINATION OF ACTION BY CONSENT OF STOCKHOLDERS

  Article X of the Company Charter would be renumbered as Article XI and a new
Article X would be inserted effective as of the Distribution, which Article X would require that all stockholder action be taken at a duly called annual or special meeting and not by means of a written consent in lieu of such a meeting ("New Article X"). New Article X would provide that such article cannot be amended except by the affirmative vote of 66 2/3% of the outstanding shares of the Company's Common Stock.

  Pursuant to the DGCL, unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken by the stockholders of a Delaware corporation may be taken without a meeting, without prior notice and without a stockholder vote if a written consent setting forth the action to be taken is signed by the holders of the outstanding stock having the requisite number of shares that would be necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voted. The Company Charter does not currently preclude stockholder action by written consent. See "Delaware Law and Certain Charter and By-Law Provisions" and "Risk Factors--Risks Relating to the Distribution--Certain Anti-takeover Features."

  The text of the proposed New Article X is set forth in Annex A to this Proxy Statement.

STOCKHOLDER VOTING REQUIREMENTS FOR CHANGES TO BY-LAWS

  Article VI of the Company Charter would be amended effective as of the Distribution to require a vote of the holders of 66 2/3% of the outstanding shares of the Company's Common Stock for stockholders to adopt, amend or repeal the Company By-Laws ("Amended Article VI"). Amended Article VI would also provide that such article cannot be amended except by the affirmative vote of 66 2/3% of the outstanding shares of the Company's Common Stock.

  Pursuant to the DGCL and the Company Charter, the Company By-Laws may currently be amended by a majority of the stockholders or by the Company Board. If the Charter Amendments are approved, the required vote for stockholders to adopt, amend or repeal the Company By-Laws would be 66 2/3%. As provided in the Company Charter, the Company Board would continue to have the power to adopt, amend and repeal the Company By-Laws. See "Delaware Law and Certain Charter and By-Law Provisions" and "Risk Factors--Risks Relating to the Distribution--Certain Anti-takeover Features."

  The text of the proposed Amended Article VI is set forth in Annex A to this Proxy Statement.

REASONS FOR THE CHARTER AMENDMENTS

  The amendments relating to the Board, the elimination of stockholder action by written consent and the requirement of a 66 2/3% vote for stockholders to amend the Company By-Laws and certain provisions of the Company Charter may have certain anti-takeover effects which the Company Board believes will help to protect the value of each stockholder's investment in the Company. Certain current provisions of the Company Charter and the Company By-Laws already provide certain protections against takeover bids that the Company Board determines are not in the best interest of stockholders. See "Delaware Law and Certain Charter and By-Law

Provisions." The Company Board believes that the additional measures are desirable in connection with the Distribution for a number of reasons. Following the Distribution, HCS will consist solely of the Health Care Systems Business. Following the Distribution HCS intends to continue to aggressively pursue opportunities to build the business both through internal growth and by strategic acquisitions and alliances. The Company's strategies for the Health Care Systems Business have already yielded substantial value for stockholders. The proposed Charter Amendments are intended to enable HCS to concentrate on and implement this business plan following the Distribution and to foster sustained long-term growth without the potential disruption caused by the threat of a takeover not considered by the HCS Board to be in the best interests of HCS and its stockholders.

  In addition, following the Distribution, the price of HCS Common Stock may not immediately reflect the full value of the company as a pure health care systems business. It may take time for the market fully to appreciate the dynamics of HCS following the Distribution and for HCS to realize the long-term value of focusing on the health care systems business and implementing its business plan. The additional protective provisions will enable HCS to preserve for the benefit of HCS's stockholders the advantage of operating as a dedicated health care company after the Distribution.

  The Charter Amendments, combined with the existing classified Board, will restrict the ability of a raider to acquire control of the Board at a single annual stockholder meeting. In some cases, a raider may not be interested in taking over a corporation, but rather may use the threat of a proxy fight and/or a takeover bid as a means of forcing a corporation to adopt the raider's strategy for the corporation. The threat of imminent removal of the Board in a proxy contest or consent solicitation severely curtails the ability of the Board to negotiate effectively with both a raider and other potential acquirors. The Board may be deprived of the time and information necessary to evaluate an unsolicited takeover proposal, to study alternative proposals and to help ensure that the best price for stockholders is obtained in any transaction involving HCS which may ultimately be undertaken. If the Board were to determine that the best alternative for stockholders was for HCS to remain independent, the Charter Amendments, combined with the classified Board, could force the raider to take two annual meetings to take control of the Board and implement its agenda. Accordingly, by making it more time-consuming for a prospective acquiror to gain control of the Board, the Charter Amendments create some additional negotiating leverage for the Board to seek the best terms for all stockholders and to resist proposals that the Board determines to be contrary to the best interests of stockholders.

  Elimination of the stockholder consent procedure would prevent the holders of the majority of HCS Common Stock from taking action without giving all stockholders of HCS entitled to vote on such action the opportunity to participate in determining that action. Elimination of the ability of the stockholders to act by written consent will also serve to ensure that the Board will have adequate time and opportunity to evaluate any stockholder proposals and to avoid the expense and disruption of a proxy fight arising at times other than at annual meetings of stockholders. As a result of the provisions of the HCS By-Laws requiring stockholders to give advance notice of their intention to propose nominees for directors or to propose business for action at an annual meeting, the Board is afforded more time to evaluate an unsolicited takeover proposal and to determine what actions are in the best interests of stockholders.

  The requirement for a 66 2/3% vote in order for stockholders to amend the Company By-Laws or certain provisions of the Company Charter will prevent a bare majority of the stockholders from seeking to eliminate the Company's defenses against takeovers or otherwise frustrate certain types of corporate action traditionally within the authority of the Company Board. In recent years, potential acquirors, labor unions and other stockholders have proposed by-law amendments to require the redemption of a company's stockholder rights plan, terminate a company's defensive measures with respect to a takeover or authorize expenditures of corporate funds without the approval of the board of directors. While the validity of many of these by-law amendments is uncertain, the Company Board believes such proposals undermine the efforts of the Company Board to protect the value of each stockholder's investment in the Company. See "Delaware Law and Certain Charter and By-Law Provisions" and "Risk Factors--Risks Relating to the Distribution--Certain Anti-takeover Features."

  The Company Board expects to adopt conforming amendments to the Company By-Laws that will become effective upon the effectiveness of these amendments.

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL FOUR.

PROPOSAL FIVE: APPROVAL OF THE ADOPTION BY IB OF THE IB OMNIBUS STOCK PLAN

  IB is expected to adopt the IB Omnibus Stock Plan (the "IB Omnibus Stock Plan") effective as of the Distribution, under which IB may grant to its employees and consultants awards in the form of stock options, stock appreciation rights, restricted stock, performance units and performance shares, as well as substitute stock options. The IB Omnibus Stock Plan will be administered by the IB Compensation Committee and is designed to enable IB to attract and retain key employees and to directly link their incentives to the performance of IB Common Stock, IB and/or its business units. For a more complete description of the IB Omnibus Stock Plan, see "The IB Omnibus Stock Plan." The IB Omnibus Stock Plan is set forth in full as Annex C to this Proxy Statement.

  Approval of Proposal Five will constitute approval of the IB Omnibus Stock Plan described below under the heading "The IB Omnibus Stock Plan." Approval of Proposal Five is being sought to establish IB's ability to deduct, for federal income tax purposes, compensation paid pursuant to the exercise of stock options and in respect of other awards. Under Section 162(m) of the Code ("Section 162(m)"), stockholder approval of performance-based compensation plans is necessary to qualify for the performance-based compensation exception to the limitation on a company's ability to deduct compensation paid to certain specified individuals in excess of $1 million.

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL FIVE.

PROPOSAL SIX: APPROVAL OF THE ADOPTION BY IB OF THE IB MANAGEMENT INCENTIVE
PLAN

  IB is expected to adopt the IB Management Incentive Plan (the "IB Management Incentive Plan") effective as of the Distribution, under which IB may grant to its employees awards in the form of cash incentives based on the performance of IB or its business units. The IB Management Incentive Plan will be administered by the IB Compensation Committee and is designed to enable IB to attract and retain key employees and to directly link their incentives to the performance of IB and its business units. For a more complete description of the IB Management Incentive Plan, see "The IB Management Incentive Plan." The IB Management Incentive Plan is set forth in full as Annex D to this Proxy Statement.

  Approval of Proposal Six will constitute approval of the IB Management Incentive Plan described below under the heading "The IB Management Incentive Plan." Approval of Proposal Six is being sought to establish IB's ability, under Section 162(m), to deduct, for federal income tax purposes, compensation paid pursuant to certain cash incentive awards.

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL SIX.

PROPOSAL SEVEN: APPROVAL OF THE ADOPTION BY SEB OF THE SEB OMNIBUS STOCK PLAN

  SEB is expected to adopt the SEB Omnibus Stock Plan (the "SEB Omnibus Stock Plan") effective as of the Distribution, under which SEB may grant to its employees and consultants awards in the form of stock options, stock appreciation rights, restricted stock, performance units and performance shares, as well as substitute stock options. The SEB Omnibus Stock Plan will be administered by the SEB Compensation Committee and is designed to enable SEB to attract and retain key employees and to directly link their incentives to the performance of SEB Common Stock, SEB and/or its business units. For a more complete description of the SEB Omnibus Stock Plan, see "The SEB Omnibus Stock Plan." The SEB Omnibus Stock Plan is set forth in full as Annex E to this Proxy Statement.

  Approval of Proposal Seven will constitute approval of the SEB Omnibus Stock Plan described below under the heading "The SEB Omnibus Stock Plan." Approval of Proposal Seven is being sought to establish SEB's ability, under Section 162(m), to deduct, for Federal income tax purposes, compensation paid pursuant to the exercise of stock options and in respect of other awards.

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL SEVEN.

PROPOSAL EIGHT: APPROVAL OF THE ADOPTION BY SEB OF THE SEB MANAGEMENT INCENTIVE PLAN

  SEB is expected to adopt the SEB Management Incentive Plan (the "SEB Management Incentive Plan") effective as of the Distribution, under which SEB may grant to its employees awards in the form of cash incentives based on the performance of SEB or its business units. The SEB Management Incentive Plan will be administered by the SEB Compensation Committee and is designed to enable SEB to attract and retain key employees and to directly link their incentives to the performance of SEB and its business units. For a more complete description of the SEB Management Incentive Plan, see "The SEB Management Incentive Plan." The SEB Management Incentive Plan is set forth in full as Annex F to this Proxy Statement.

  Approval of Proposal Eight will constitute approval of the SEB Management Incentive Plan described below under the heading "The SEB Management Incentive Plan." Approval of Proposal Eight is being sought to establish SEB's ability, under Section 162(m), to deduct, for federal income tax purposes, compensation paid pursuant to certain cash incentive awards.

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL EIGHT.

PROPOSAL NINE: APPROVAL OF THE AMENDMENT AND RESTATEMENT BY THE COMPANY OF THE COMPANY OMNIBUS STOCK PLAN

  HCS is expected to sponsor an amended and restated Omnibus Stock Plan of the Company (the "HCS Omnibus Stock Plan"). Under the HCS Omnibus Stock Plan, HCS may grant to its employees and consultants awards in the form of stock options, stock appreciation rights, restricted stock, performance units and performance shares, based on the performance of HCS or its business units. The principal amendments contained in the HCS Omnibus Stock Plan would (i) permit awards to non-employee consultants of HCS, (ii) change the formula for granting of stock awards to non-employee directors of HCS, (iii) allow non-employee directors of HCS to elect to receive HCS Common Stock (or options to purchase HCS Common Stock) in lieu of cash compensation and (iv) adopt new performance measures for purposes of long-term incentives in order to comply with Section 162(m). For a more complete description of the HCS Omnibus Stock Plan, see "Management of HCS" and "Amendment and Restatement of the Company Omnibus Stock Plan." The proposed HCS Omnibus Stock Plan is set forth in full as Annex G to this Proxy Statement.

  Approval of Proposal Nine will constitute approval of the amendments to the Company Omnibus Stock Plan described below under the heading "Management of HCS" and "Amendment and Restatement of the Company Omnibus Stock Plan." Approval of Proposal Nine is being sought to establish HCS's ability under
Section 162(m) to deduct, for federal income tax purposes, compensation paid pursuant to the exercise of stock options and in respect of other awards.

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NINE.

PROPOSAL TEN: APPROVAL OF THE AMENDMENT AND RESTATEMENT BY THE COMPANY OF THE COMPANY MANAGEMENT INCENTIVE PLAN

  HCS is expected to sponsor an amended and restated Management Incentive Plan (the "HCS Management Incentive Plan") under which HCS may grant to its employee awards in the form of cash incentives based on the performance of HCS or its business units. The principal amendments contained in the HCS Management Incentive Plan would (i) allow awards for performance periods other than one fiscal year and (ii) adopt new performance measures in order to comply with Section 162(m). For a more complete description of the Company Management Incentive Plan, see "Management of HCS" and "Amendment and Restatement of the Company Management Incentive Plan." The proposed HCS Management Incentive Plan is set forth in full as Annex H to this Proxy Statement.

  Approval of Proposal Ten will constitute approval of the amendments to the Company Management Incentive Plan described below under the heading "Management of HCS" and "Amendment and Restatement of the Company Management Incentive Plan." Approval of Proposal Ten is being sought to establish HCS's ability under Section 162(m) to deduct, for federal income tax purposes, compensation paid pursuant to certain cash incentive awards.

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL TEN.

                           THE INSTRUMENTS BUSINESS
          (WHICH WILL BECOME VARIAN, INC. FOLLOWING THE DISTRIBUTION)

                            SELECTED FINANCIAL DATA

  The following table presents selected historical financial data of the Instruments Business. The information set forth below should be read in conjunction with "The Instruments Business Pro Forma Condensed Combined Financial Statements," "Management's Discussion and Analysis of Financial Condition and Results of Operations of the Instruments Business" and the historical financial statements and notes thereto of the Instruments Business included elsewhere in this Proxy Statement. The statement of earnings data set forth below for the fiscal years ended October 2, 1998, September 26, 1997 and September 27, 1996 and the balance sheet data at October 2, 1998 and September 26, 1997 are derived from, and are qualified by reference to, the audited financial statements of the Instruments Business included elsewhere in this Proxy Statement. The statement of earnings data for the fiscal years 1995 and 1994 and the balance sheet data at fiscal year end 1996, 1995 and 1994 are derived from unaudited financial data of the Instruments Business not included in this Proxy Statement.

  The historical financial information may not be indicative of the Instruments Business' future performance and does not necessarily reflect what the financial position and results of operations of the Instruments Business would have been had the Instruments Business operated as a separate, stand-alone entity during the periods presented.

                                                     FISCAL YEARS
                                        ---------------------------------------
                                         1998    1997    1996    1995    1994
                                        ------- ------- ------- ------- -------
                                        (DOLLARS IN MILLIONS, EXCEPT PER SHARE
                                                       AMOUNTS)
STATEMENT OF EARNINGS DATA
Sales.................................. $557.8  $541.9  $504.4  $459.4  $425.7
Operating Earnings before Taxes........   39.2    26.8    11.5     2.7    20.3
  Taxes on earnings....................   15.8    12.6     5.3     0.7    10.0
Net Earnings...........................   23.4    14.2     6.2     2.0    10.3
Pro Forma Net Earnings Per Share(1).... $  0.78 $  0.47 $  0.20 $  0.06 $  0.30
BALANCE SHEET DATA AT YEAR END
Total assets........................... $404.1  $357.9  $301.0  $282.0  $272.6
Long-term debt......................... $   --  $   --  $   --  $   --  $   --

--------
(1) The computation of pro forma net earnings per share is based on the weighted average number of shares of the Company's Common Stock outstanding during the respective periods, reflecting the anticipated ratio of one share of IB Common Stock for each share of the Company's Common Stock outstanding at the time of the Distribution.

        MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
               RESULTS OF OPERATIONS OF THE INSTRUMENTS BUSINESS

  This discussion and analysis of financial condition and results of operations is based upon and should be read in conjunction with the combined financial statements of the Instruments Business and notes thereto included elsewhere in this Proxy Statement, as well as the information contained under "Business of IB," "Risk Factors--Risks Relating to the Business of IB" and "Risk Factors--Additional Risks Relating to Each of the Businesses." The combined financial statements of the Instruments Business generally reflect the results of operations, financial position and cash flows of the operations expected to be transferred to IB in connection with the Internal Transfers and Distribution. Accordingly, the Instruments Business' combined financial statements have been carved out from the consolidated financial statements of the Company using the historical results of operations and historical basis of the assets and liabilities of the Instruments Business. The combined financial statements include, among other things, allocations of certain Company corporate assets (including pension assets), liabilities (including profit sharing and pension benefits) and expenses (including legal, accounting, employee benefits, insurance services, information technology services, treasury and other Company corporate overhead) to the Instruments Business using the allocation methodology described in Note 1 of the Notes to the Instruments Business Combined Financial Statements. The combined financial statements do not reflect any changes that may occur in the financing and operations of IB as a result of the Distribution.

RESULTS OF OPERATIONS

 Fiscal Year

  IB's fiscal years reported are the 52- or 53-week periods which ended on the Friday nearest September 30. Fiscal year 1998 comprises the 53-week period ended on October 2, 1998. Fiscal years 1997 and 1996 comprise the 52-week periods ended on September 26, 1997 and September 27, 1996, respectively.

 Fiscal Year 1998 Compared to Fiscal Year 1997

  Sales. IB's sales of $558 million in fiscal year 1998 were 3% higher than its sales of $542 million in fiscal year 1997. Fiscal year 1998 sales were driven largely by IB's Analytical Instruments and NMR Instruments lines. The effect of the stronger U.S. dollar and a softening Asian market slowed sales growth during fiscal year 1998. Geographically, sales in North America of $312 million and Europe of $163 million in fiscal year 1998 represented increases of 3% and 15%, respectively, as compared to fiscal year 1997, while sales in Asia of $57 million in fiscal year 1998 declined 18% as compared to fiscal year 1997. IB expects its sales in the United States and Europe to continue to grow but is uncertain as to the timing of any economic recovery, or increased sales, in Asia. Overall, IB expects single-digit sales growth in fiscal year 1999. However, IB may experience lower operating earnings in fiscal year 1999 depending on the extent and timing of restructuring plans currently being developed.

  Gross Profit. IB's gross profit of $221 million in fiscal year 1998 was 40% of sales, compared to $211 million, or 39% of sales, in fiscal year 1997. The increase in gross profit as a percentage of sales from fiscal year 1997 to fiscal year 1998 was primarily attributable to improved operating efficiencies.

  Research and Development. Research and development expenses of $30 million in fiscal year 1998 were 5% of sales compared to $32 million, or 6% of sales, in fiscal year 1997. This decrease reflected the shift away from outside consultants and the Ginzton Research Center to in-house employees.

  Marketing. Marketing expenses of $114 million in fiscal year 1998 and $110 million in fiscal year 1997, were 20% of sales in fiscal years 1998 and 1997, as increases in expenses in the United States in fiscal year 1998 were offset by lower foreign marketing expenses due to the strengthening U.S. dollar.

  General and Administrative. General and administrative expenses of $39 million, or 7% of sales, in fiscal year 1998, decreased from $42 million, or 8% of sales, in fiscal year 1997. The decrease in general and administrative expenses in fiscal year 1998 was due primarily to improved employee productivity and the effect of the stronger U.S. dollar on IB's expenses outside the United States.

  Taxes on Earnings. IB's effective income tax rate was 40.2% in fiscal year 1998, compared to 47.0% in fiscal year 1997. These rates were higher than the U.S. federal statutory rate because IB had significant earnings in high-tax foreign countries. The fiscal year 1997 rate was greater than the fiscal year 1998 rate due to the larger portion of high-taxed foreign earnings in fiscal year 1997. Future tax rates may vary from the historic rates depending on the worldwide allocation of earnings and tax planning strategies.

  Net Earnings. Net earnings of $23 million ($0.78 pro forma per share) in fiscal year 1998 increased from the $14 million ($0.47 pro forma per share) earned in fiscal year 1997. The increase in net earnings was due primarily to revenue growth in excess of marketing and general and administrative expenses and the other factors described above.

 Fiscal Year 1997 Compared to Fiscal Year 1996

  Sales. IB's sales of $542 million in fiscal year 1997 were 7% higher than its sales of $504 million in fiscal year 1996. All of IB's product lines contributed to the higher sales in fiscal year 1997. Geographically, sales in fiscal year 1997 in North America of $302 million and Asia of $70 million both increased 11% from fiscal year 1996, while sales in Europe of $142 million declined 3% in fiscal year 1997.

  Gross Profit. IB's gross profit of $211 million in fiscal year 1997 was 39% of sales, compared to $194 million, or 38% of sales, in fiscal year 1996. The increase in gross profit was attributable primarily to improved sales volume and relatively constant fixed costs.

  Research and Development. Research and development expenses of $32 million in fiscal year 1997 were 6% of sales compared to $30 million, or 6% of sales, in fiscal year 1996. The increase in research and development expenses, in absolute terms, was primarily due to increased consultancy costs.

  Marketing. Marketing expenses of $110 million in fiscal year 1997 were 20% of sales compared to $107 million, or 21% of sales in fiscal year 1996. The increase in marketing expenses, in absolute terms, was primarily due to increased new product introductions and new sales offices in Latin America.

  General and Administrative. General and administrative expenses of $42 million were 8% of sales in fiscal year 1997, compared to $45 million, or 9% of sales, in fiscal year 1996. The decrease in general and administrative expenses was due primarily to a reduction in corporate overhead expenses.

  Taxes on Earnings. IB's effective income tax rate was 47.0% in fiscal year 1997, compared to 46.1% in fiscal year 1996. These rates were higher than the U.S. federal statutory rate because IB had significant earnings in high-tax foreign countries.

  Net Earnings. Net earnings of $14 million ($0.47 pro forma per share) in fiscal year 1997 increased from the $6 million ($0.20 pro forma per share) earned in fiscal year 1996. The increase in net earnings was due primarily to revenue growth in excess of marketing and general and administrative expenses and the other factors described above.

RECENT ACCOUNTING PRONOUNCEMENTS

  In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. It is effective for IB's 1999 fiscal year. The impact of the implementation of SFAS No. 130 on the combined financial statements of IB has not yet been determined.

  In June 1997, the FASB issued SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information." SFAS No. 131 changes current practice under SFAS No. 14 by establishing a new framework on which to base segment reporting (referred to as the "management" approach) and also requires interim reporting of segment information. It is effective for IB's 1999 fiscal year. The impact of the implementation of SFAS No. 131 on the reporting of IB's segment information has not yet been determined.

  In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes a new model for accounting for derivatives and hedging activities and is effective for IB's 2000 fiscal year. The impact of the implementation of SFAS No. 133 on the combined financial statements of IB has not yet been determined.

LIQUIDITY AND CAPITAL RESOURCES

  IB's debt has historically been incurred or managed at the parent level. In connection with the Distribution, a portion of the Company's debt will be assumed by IB. IB will not be able to rely on the earnings, assets or cash flows of HCS or SEB after the Distribution to service this debt nor, however, will its earnings, assets or cash flows be used to contribute to the capital requirements of those entities.

  The debt to be assumed by or transferred to IB at the time of the Distribution will consist of between $50 and $100 million of Term Loans and Notes Payable, based on the Company's outstanding indebtedness as of October 2, 1998 and projected operating results, certain other transactions and scheduled debt repayments through the Distribution Date. See "The Instruments Business Forecasted Capitalization." As of October 2, 1998, interest rates on the Company's outstanding Term Loans ranged from 6.70% to 7.29%, and the weighted average interest rate on these Term Loans was 7.03%. As of October 2, 1998, interest rates on the Company's outstanding Notes Payable ranged from 1.50% to 49.00%, and the weighted average interest rate on these Notes Payable was 1.96%. While IB will assume 50% of the Term Loans, the specific Term Loans and Notes Payable, if any, that IB will assume in connection with the Distribution will be determined in accordance with the Distribution Agreement. See "The Distribution Proposals--Proposal One: The Distribution--Distribution Agreement." The Term Loans currently contain covenants that limit future borrowings and the payment of cash dividends and require the maintenance of certain levels of working capital and operating results. In connection with the assumption of the Term Loans by IB, the lender may revise existing or impose additional restrictive covenants. IB may enter into one or more credit facilities for working capital and other general corporate purposes after the Distribution. Any such credit facility may contain certain representations and warranties, conditions, affirmative, negative and financial covenants and events of default customary for such facilities. IB does not expect that it will have any outstanding borrowings under any such credit facility as of the Distribution.

  The Company has used a centralized cash management system to finance its operations. Cash deposits from the businesses are transferred to the Company on a daily basis, and the Company funds the Company's required disbursements. As a result, IB reported no cash and cash equivalents, at October 2, 1998 and September 27, 1997, respectively. Pursuant to the Distribution Agreement, it is anticipated that IB will be entitled to receive a cash contribution from the Company in such amount so that as of the time of the Distribution, IB will have Net Debt equal to approximately 50% of the aggregate Net Debt of IB and HCS, subject to such adjustments as may be necessary to provide HCS with a Net Worth of between 40% and 50% of the aggregate Net Worths of IB and HCS. Further, IB is entitled to receive approximately 50% of the estimated proceeds, if any, to be received by HCS after the Distribution from the sale of the Company's long-term leasehold interest at certain of its Palo Alto facilities, together with certain related buildings and other corporate assets and required to pay approximately 50% of any estimated transaction expenses to be paid by HCS after the Distribution (in each case reduced for estimated taxes payable or tax benefits received from all sales and transaction expenses). See "The Distribution Proposals--Proposal One: The Distribution-- Distribution Agreement."

  IB generated $37 million of cash from operations in fiscal year 1998, compared to $17 million in fiscal year 1997 and $23 million in fiscal year 1996. Fiscal year 1998 net earnings plus non-cash charges for depreciation totalling $41 million, which was offset by a decrease of $7 million in liabilities and a $5 million decrease in customer advances, respectively, between fiscal year 1997 and fiscal year 1998, accounted for most of the cash generated.

  IB used $54 million of cash for investing activities in fiscal year 1998, primarily for the acquisition of Chrompack International B.V., the remaining minority interest in Varian Iberica, S.L., as well as the replacement of machinery and equipment. This compares to $52 million used for investing activities in fiscal year 1997, primarily for the acquisitions of a product line from each of Rainin Instruments Company, Inc. and Otsuka Electronics
(USA) Inc., as well as the replacement of machinery and equipment. IB used $22 million for investing activities in fiscal year 1996, primarily for capital expenditures.

  IB currently has no plans to materially modify or expand its facilities or to make other material capital expenditures. Restructuring plans are currently being developed and are expected to result in additional costs and expenditures, the timing and amount of which have not yet been determined. In addition, the Distribution Agreement provides that IB is responsible for certain litigation described under "Business of IB--Legal Proceedings" and further provides that IB will indemnify SEB and HCS for one-third of the costs, expenses and other liabilities of the Company relating to certain discontinued operations of the Company, including certain environmental liabilities. See "--Environmental Matters."

  IB's liquidity is affected by many factors, some based on the normal ongoing operations of the business and others related to the uncertainties of the industry and global economies. Although IB's cash requirements will fluctuate based on the timing and extent of these factors, management believes that cash generated from operations, together with IB's borrowing capability, will be sufficient to satisfy commitments for capital expenditures and other cash requirements for the current fiscal year and fiscal year 2000.

ENVIRONMENTAL MATTERS

  IB's operations are subject to various foreign, federal, state and/or local laws regulating the discharge of materials into the environment or otherwise relating to the protection of the environment. This includes discharges into soil, water and air, and the generation, handling, storage, transportation and disposal of waste and hazardous substances. In addition, several countries are reviewing proposed regulations that would require manufacturers to dispose of their products at the end of their useful life. These laws have the effect of increasing costs and potential liabilities associated with the conduct of such operations.

  The Company has been named by the U.S. Environmental Protection Agency or third parties as a potentially responsible party under CERCLA at eight sites where the Company is alleged to have shipped manufacturing waste for recycling or disposal. The Company is also involved in various stages of environmental investigation and/or remediation under the direction of, or in consultation with, foreign, federal, state and/or local agencies at certain current or former Company facilities (including facilities disposed of in connection with the Company's sale of its Electron Devices business during fiscal year l995 and the sale of its TFS business during fiscal year 1997). Expenditures by the Company for environmental investigation and remediation amounted to $5 million in fiscal year 1998, compared with $2 million in fiscal year 1997 and $5 million in fiscal year 1996.

  For certain of these sites and facilities, various uncertainties make it difficult to assess the likelihood and scope of further investigation or remediation activities or to estimate the future costs of such activities if undertaken. As of October 2, 1998, the Company nonetheless estimated that the future exposure for environmental-related investigation and remediation costs for these sites and facilities ranged in the aggregate from $22 million to $49 million. The time frame over which these costs are expected to be incurred varies with each site and facility, ranging up to approximately 30 years as of October 2, 1998. Management believes that no amount in the foregoing range of estimated future costs is more probable of being incurred than any other amount in such range and therefore the Company has accrued $22 million in estimated environmental costs as of October 2, 1998. The amount accrued has not been discounted to present value.

  As to other sites and facilities, the Company has gained sufficient knowledge to be able to better estimate the scope and costs of future environmental activities. As of October 2, 1998, the Company estimated that the future exposure for environmental related investigation and remediation costs for these sites and facilities ranged in the aggregate from $40 million to $74 million. The time frame over which these costs are expected to be incurred varies with each site and facility, ranging up to approximately 30 years as of October 2, 1998. As to each of these sites and facilities, management determined that a particular amount within the range of estimated costs was a better estimate of the future environmental liability than any other amount within the range, and that the amount and timing of these futures costs were reliably determinable. Together, these amounts totaled $51 million at October 2, 1998. Accordingly, the Company has accrued $22 million as of October 2, 1998, which represents its best estimate of the future costs discounted at 4%, net of inflation. This accrual is in addition to the $22 million described in the preceding paragraph.

  Under the Distribution Agreement, IB has agreed to indemnify HCS and SEB for one-third of these environmental investigation and remediation costs, as adjusted for any insurance proceeds and tax benefits expected to be realized upon the payment of these costs. Accordingly, IB had recorded $8 million as its portion of these estimated future costs for environmental liabilities as of October 2, 1998.

  The foregoing amounts are only estimates of anticipated future environmental related costs, and the amounts actually spent may be greater or less than such estimates. The aggregate range of cost estimates reflects various uncertainties inherent in many environmental investigation and remediation activities and the large number of sites and facilities involved. IB believes that most of these cost ranges will narrow as investigation and remediation activities progress.

  IB believes that its reserves are adequate, but as the scope of its obligation becomes more clearly defined, these reserves may be modified and related charges against earnings may be made. Although any ultimate liability arising from environmental related matters described herein could result in significant expenditures that, if aggregated and assumed to occur within a single fiscal year, would be material to IB's financial statements, the likelihood of such occurrence is considered remote. Based on information currently available to management and its best assessment of the ultimate amount and timing of environmental related events, IB's management believes that the costs of these environmental related matters are not reasonably likely to have a material adverse effect on the consolidated financial statements of IB.

YEAR 2000

  General. The "Year 2000" problem refers to computer programs and other equipment with embedded microprocessors ("non-IT systems") which use only the last two digits to refer to a year, and which therefore might not properly recognize a year that begins with "20" instead of the familiar "19." As a result, those computer programs and non-IT systems might be unable to operate or process accurately certain date-sensitive data before or after January 1, 2000. Because IB relies heavily on computer programs and non-IT systems, and relies on third parties which themselves rely on computer programs and non-IT systems, the Year 2000 problem, if not addressed, could adversely effect IB's business, results of operations or financial condition.

  State of Readiness. IB has initiated a comprehensive assessment of potential Year 2000 problems with respect to (1) internal systems, (2) products and (3) significant third parties with which IB does business.

  IB has substantially completed its assessment of potential Year 2000 problems in internal systems, which systems have been categorized as follows, in order of importance: (a) enterprise information systems; (b) enterprise networking and telecommunications; (c) factory-specific information systems;
(d) non-IT systems; (e) computers and packaged software; and (f) facilities systems. With respect to enterprise information systems, IB in 1994 initiated replacement of its existing systems with a single company-wide system supplied by SAP America, Inc., which system is designed and tested by SAP for Year 2000 capability. Installation of that system has been staged to replace first those existing systems that are not Year 2000 capable. Installation of the new SAP system is approximately 70% complete, with 90% completion expected by July 1999 and full completion expected by the end of 1999. Upgrade of enterprise information systems is approximately 61% complete, with 80% completion expected by July 1999 and 100% completion expected by December 1999; upgrade of networking and telecommunications systems is approximately 95% complete, with 100% completion expected by July 1999; upgrade of factory-specific information systems is approximately 70% complete, with 91% completion expected by July 1999 and 93% completion expected by December 1999; and upgrade of non-IT systems, computers and packaged software, and facilities systems are approximately 80% complete, with 100% completion expected by July 1999.

  IB has initiated an assessment of potential Year 2000 problems in its current and previously-sold products. With respect to current products, that assessment and corrective actions are complete, and IB believes that all of its current products are Year 2000 capable; however, that conclusion is based in part on Year 2000 assurances or warranties from suppliers of computer programs and non-IT systems which are integrated into or sold with IB's current products.

  With respect to previously-sold products, IB does not intend to assess Year 2000 preparedness of every product it has ever sold, but rather is focusing its assessments on products that will be under written warranties or are still relatively early in their useful life, are more likely to be dependent on non-IT systems that are not Year 2000 capable, and/or cannot be easily upgraded with readily available externally-utilized computers and packaged software. These assessments are expected to be substantially completed by July 1999. Where IB identifies previously-sold products that are not Year 2000 capable, IB intends in some cases to develop and offer to sell upgrades or retrofits, identify corrective measures which the customer could itself undertake or identify for the customer other suppliers of upgrades or retrofits. There may be instances where IB will be required to repair and/or upgrade such products at its own expense. Schedules for completing those corrective actions vary considerably among IB's businesses and products, but are generally expected to be substantially completed by July 1999.

  IB is still assessing potential Year 2000 problems of third parties with which IB has material relationships, which will be primarily suppliers of products or services. These assessments will identify and prioritize critical suppliers, review those suppliers' written assurances on their own assessments and correction of Year 2000 problems and develop appropriate contingency plans for those suppliers which might not be adequately prepared for Year 2000 problems. These assessments are expected to be substantially completed by April 1999.

  Costs. As of October 2, 1998, IB estimates that it had incurred approximately $700,000 to assess and correct Year 2000 problems. Although difficult to assess, based on its assessment to date, IB estimates that it will incur approximately $550,000 in additional costs to assess and correct Year 2000 problems, which costs are expected to be incurred throughout fiscal year 1999 and the first half of fiscal year 2000. All of these costs have been and will continue to be expensed as incurred.

  This estimate of future costs has not been reduced by expected recoveries from certain third parties, which are subject to indemnity, reimbursement or warranty obligations for Year 2000 problems. In addition, IB expects that certain costs will be offset by revenues generated by the sale of upgrades and retrofits and other customer support services relating to Year 2000 problems. However, there can be no assurance that IB's actual costs to assess and correct Year 2000 problems will not be higher than the foregoing estimate.

  Risks. Failure of IB or its key suppliers to accurately assess and correct Year 2000 problems would likely result in interruption of certain of IB's normal business operations, which could have a material adverse effect on IB's business, results of operations or financial condition. If IB does not adequately identify and correct Year 2000 problems in its information systems, it could experience an interruption in its operations, including manufacturing, order processing, receivables collection and accounting, such that there would be delays in product shipments, lost data and a consequential impact on revenues, expenditures and financial reporting. If IB does not adequately identify and correct Year 2000 problems in its non-IT systems, it could experience an interruption in its manufacturing and related operations, such that there would be delays in product shipments and a consequential impact on revenues. If IB does not adequately identify and correct Year 2000 problems in previously-sold products, it could experience warranty or product liability claims by users of products which do not function correctly. If IB does not adequately identify and correct Year 2000 problems of the significant third parties with which it does business, it could experience an interruption in the supply of key components or services from those parties, such that there would be delays in product shipments or services and a consequential impact on revenues.

  Management believes that appropriate corrective actions have been or will be accomplished within the cost and time estimates stated above. Although IB does not expect to be 100% Year 2000 compliant by the end of 1999,

IB does not currently believe that any Year 2000 non-compliance in IB's information systems would have a material adverse effect on IB's business, results of operations or financial condition. However, given the inherent complexity of the Year 2000 problem, there can be no assurance that actual costs will not be higher than currently anticipated or that corrective actions will not take longer than currently anticipated to complete. Risk factors which might result in higher costs or delays include the ability to identify and correct in a timely fashion Year 2000 problems; regulatory or legal obligations to correct Year 2000 problems in previously-sold products; ability to retain and hire qualified personnel to perform assessments and corrective actions; the willingness and ability of critical suppliers to assess and correct their own Year 2000 problems, including the products they supply to IB; and the additional complexity which will likely be caused by undertaking during fiscal year 1999 and fiscal year 2000 the separation of currently shared enterprise information systems as a result of the Distribution. See "Risk Factors--Risks Relating to the Distribution--Transitioning to New Information Technology Infrastructures."

  Because of uncertainties as to the extent of Year 2000 problems with IB's previously-sold products and the extent of any legal obligation of IB to correct Year 2000 problems in those products, IB cannot yet assess risks to IB with respect to those products. Because its assessments are not yet complete, IB also cannot yet conclude that the failure of critical suppliers to assess and correct Year 2000 problems is not reasonably likely to have a material adverse effect on IB's results of operations.

  Contingency Plans. With respect to IB's enterprise information systems, IB has a contingency plan if the SAP system is not fully installed before December 31, 1999. That plan primarily involves installation where necessary of a Year 2000 capable upgrade of existing information systems pending complete installation of the SAP system. That upgrade is currently in acceptance testing, and, if functional, will be held for contingency purposes.

  With respect to products and significant third parties, IB intends, as part of its on-going assessment of potential Year 2000 problems, to develop contingency plans for the more critical problems that might not be corrected by December 31, 1999. It is currently anticipated that the focus of these contingency plans will be the possible interruption of supply of key components or services from third parties.

                                IB MARKET RISK

FOREIGN CURRENCY EXCHANGE RISK

  As a global concern, IB faces exposure to adverse movements in foreign currency exchange rates. This exposure may change over time as IB's business practices evolve and could have a material adverse impact on IB's financial results. Historically, IB's primary exposures have related to non-U.S. dollar denominated sales and purchases throughout Europe and Asia. The Euro was adopted as a common currency for members of the European Monetary Union on January 1, 1999. IB is evaluating, among other issues, the impact of the Euro conversion on its foreign currency exposure. Based on its evaluation to date, IB does not expect the Euro conversion to create any change in its currency exposure due to IB's existing hedging practices.

  At the present time, IB hedges its currency exposures associated with certain assets and liabilities denominated in non-functional currencies and with anticipated foreign currency cash flows. IB does not enter into forward exchange contracts for trading purposes. IB's forward exchange contracts generally range from one to three months in original maturity, and no forward exchange contract has an original maturity greater than one year.

  Forward exchange contracts outstanding and their unrealized gains and losses as of October 2, 1998 are summarized as follows:

                                           NOTIONAL  NOTIONAL
                                             VALUE    VALUE   UNREALIZED  FAIR
                                           PURCHASED   SOLD   GAIN/(LOSS) VALUE
                                           --------- -------- ----------- -----
                                                  (DOLLARS IN THOUSANDS)
   Japanese yen...........................   $  --   $ 1,637     $  5     $  31
   French francs..........................      --    11,550      --       (467)
   Canadian dollars.......................      --     7,042      206       260
   British pounds.........................   12,044    4,050      537       515
   Italian lira...........................      --     4,196      --       (217)
   German marks...........................      --     1,955      --       (100)
   Spanish pesetas........................      --       691      --        (38)
   Korean won.............................      --       283      --          1
   Australian dollars.....................    6,396      --       --         23
   Swiss francs...........................      246      --       --         10
   Swedish krona..........................    4,789      --       --         (5)
                                            -------  -------     ----     -----
   Total..................................  $23,475  $31,404     $748     $  13
                                            =======  =======     ====     =====

  The fair value of forward exchange contracts generally reflects the estimated amounts that IB would receive or pay to terminate the contracts at the reporting date, thereby taking into account and approximating the current unrealized and realized gains or losses of open contracts. The notional amounts of forward exchange contracts are not a measure of IB's exposure.

INTEREST RATE RISK

  Although payments under certain of IB's operating leases for its facilities are tied to market indices, IB is not exposed to material interest rate risk associated with its operating leases.

                           THE INSTRUMENTS BUSINESS
          (WHICH WILL BECOME VARIAN, INC. FOLLOWING THE DISTRIBUTION)

          SUMMARY OF SIGNIFICANT CAPITALIZATION FORECAST ASSUMPTIONS

  The following financial forecast of the capitalization of IB is based on forecasts and assumptions by the Company's management concerning events and circumstances that are expected to occur subsequent to the latest historical balance sheet date but prior to and including April 1, 1999 (the anticipated Distribution Date), including future results of operations and other events. For purposes of the forecasted capitalization at April 1, 1999, net earnings in the first six months of fiscal year 1999 are assumed to approximate the same level as in the last six months of fiscal year 1998. In addition, restructuring plans are currently being developed and may result in additional charges to IB's equity. Assumptions with respect to events that will occur between October 3, 1998 and April 1, 1999 include the following:

  . Receipt of a cash contribution from the Company of $8 million and the assumption of long-term debt (including current portion) of $58 million from the Company.

  . Amendment of IB's certificate of incorporation to give IB authorized capital stock of (i) 99,000,000 shares of IB Common Stock of which approximately 29,909,061 shares will be issued and outstanding upon the Distribution (based upon the number of shares of the Company's Common Stock outstanding as of December 15, 1998) and (ii) 1,000,000 shares of preferred stock, $.01 par value per share, none of which will be issued and outstanding upon the Distribution.

  In the Company's management's judgment, the listed assumptions and forecasts reflect those material events or transactions that occurred since October 3, 1998 or are expected to occur prior to the anticipated Distribution Date, other than the potential restructuring charge discussed in the first paragraph above. There have been no changes in accounting principles anticipated in this capitalization forecast nor are any such changes currently contemplated.

LIMITATIONS ON PROJECTIONS AND FORECASTS

  The assumptions and estimates underlying the projected and forecasted data and information in this Proxy Statement are inherently uncertain and, although considered reasonable by management of the Company, are subject to significant business, economic and competitive uncertainties, many of which are beyond the control of the Company and its subsidiaries. Accordingly, there can be no assurance that the projected and forecasted financial results will be realized. In fact, actual results in the future usually will differ from the forecasted financial results and the differences may be material.

  Neither the Company nor any of its subsidiaries intends after the date of this Proxy Statement to update any forecasted or projected financial data or information contained in this Proxy Statement and the absence of such an update should not be construed as any indication regarding the views or beliefs of management of the Company (or of IB after the Distribution) concerning the forecasted or projected data or information contained in this Proxy Statement.

                           THE INSTRUMENTS BUSINESS
          (WHICH WILL BECOME VARIAN, INC. FOLLOWING THE DISTRIBUTION)

                           FORECASTED CAPITALIZATION

  The following table sets forth the combined capitalization of IB as of October 2, 1998 on a historical basis, forecasted at April 1, 1999 (the anticipated Distribution Date), and as adjusted to give effect to the Distribution and the other transactions contemplated by the Distribution Agreement. The significant assumptions used below have been described in "The Instruments Business (Which Will Become Varian, Inc. Following The Distribution)--Summary of Significant Capitalization Forecast Assumptions" on the preceding page. The following data is qualified in its entirety by the financial statements of the Instruments Business and other information contained elsewhere in this Proxy Statement.

                                                     FORECASTED
                                          OCTOBER 2,     AT
                                             1998     APRIL 1,  PRO FORMA AFTER
                                          HISTORICAL  1999(1)   DISTRIBUTION(1)
                                          ---------- ---------- ---------------
                                                  (DOLLARS IN MILLIONS)
Cash and cash equivalents................   $  --      $  --        $  8.0
                                            ======     ======       ======
Notes payable............................   $  --      $  --        $   --
                                            ======     ======       ======
Long-Term Debt, including current
 portion.................................   $  --      $  --        $ 58.0
                                            ------     ------       ------
Equity:
  Divisional Equity......................   $243.5     $  --        $  --
  Common stock, par value $.01 per share:
    authorized--99,000,000 shares
    issued and outstanding--none
    historical and 29,909,061 pro forma..      --         0.3          0.3
  Preferred stock, par value $.01 per
   share:
    authorized--1,000,000 shares
    issued and outstanding--none
    historical or pro forma..............      --         --           --
  Capital in Excess of Par Value.........      --       254.2        204.2
                                            ------     ------       ------
      Total Equity.......................    243.5      254.5        204.5
                                            ------     ------       ------
        Total Capitalization.............   $243.5     $254.5       $262.5
                                            ======     ======       ======

--------
(1) See "The Instruments Business (Which Will Become Varian, Inc. Following the Distribution)--Summary of Significant Capitalization Forecast Assumptions" on the preceding page.

                           THE INSTRUMENTS BUSINESS
          (WHICH WILL BECOME VARIAN, INC. FOLLOWING THE DISTRIBUTION)

               PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

  The unaudited pro forma condensed combined financial statements of the Instruments Business, which will become Varian, Inc. following the Distribution, set forth below consist of a pro forma balance sheet as of October 2, 1998 and a pro forma statement of earnings for the year ended October 2, 1998. The pro forma balance sheet was prepared to give effect to the Distribution as if it had occurred on October 2, 1998 and the pro forma statement of earnings was prepared to give effect to the Distribution as if it had occurred on September 27, 1997. The unaudited pro forma balance sheet set forth below does not purport to represent what the Instruments Business' financial position actually would have been had the Distribution occurred on the date indicated or to project the Instruments Business' financial position for any future date. The unaudited pro forma statement of earnings set forth below does not purport to represent what the Instruments Business' operations actually would have been or to project the Instruments Business' operating results for any future period. The unaudited pro forma adjustments are based upon currently available information and certain assumptions that the Instruments Business' management believes are reasonable. The unaudited pro forma statements should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations of the Instruments Business" and the historical financial statements of the Instruments Business and the notes thereto appearing elsewhere in this Proxy Statement.

                           THE INSTRUMENTS BUSINESS
          (WHICH WILL BECOME VARIAN, INC. FOLLOWING THE DISTRIBUTION)

             UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                                OCTOBER 2, 1998

                                                IB       PRO FORMA       IB
                                            HISTORICAL ADJUSTMENTS(1) PRO FORMA
                                            ---------- -------------- ---------
                                                   (DOLLARS IN MILLIONS)
                  ASSETS
Current Assets
  Cash and cash equivalents................   $  --        $ 8.0       $  8.0
  Other current assets.....................    241.7         --         241.7
                                              ------       -----       ------
    Total current assets...................    241.7         8.0        249.7
Property, Plant and Equipment, net.........     94.7         --          94.7
Other Assets...............................     67.7         --          67.7
                                              ------       -----       ------
    Total Assets...........................   $404.1       $ 8.0       $412.1
                                              ======       =====       ======
   LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Notes payable and current portion of
   long-term debt..........................   $  --        $ 6.0       $  6.0
  Other current liabilities................    149.6         --         149.6
                                              ------       -----       ------
    Total Current Liabilities..............    149.6         6.0        155.6
Long-Term Debt.............................      --         52.0         52.0
Other liabilities..........................     11.0         --          11.0
                                              ------       -----       ------
    Total Liabilities......................    160.6        58.0        218.6
Equity.....................................    243.5       (50.0)       193.5
                                              ------       -----       ------
Total Liabilities and Equity...............   $404.1       $ 8.0       $412.1
                                              ======       =====       ======

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

  (1) Assumes a cash contribution by the Company to IB of $8.0 million and the assumption by IB of $58.0 million in long-term debt, including current portion, from the Company in connection with the Distribution.

                           THE INSTRUMENTS BUSINESS
          (WHICH WILL BECOME VARIAN, INC. FOLLOWING THE DISTRIBUTION)

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS

                               FISCAL YEAR 1998


                                                 IB       PRO FORMA       IB
                                             HISTORICAL ADJUSTMENTS(1) PRO FORMA
                                             ---------- -------------- ---------
                                              (DOLLARS IN MILLIONS, EXCEPT PER
                                                       SHARE AMOUNTS)
Sales.......................................   $557.8       $ --        $557.8
                                               ------       -----       ------
Operating Costs and Expenses
  Cost of sales.............................    336.4         --         336.4
  Research and development..................     29.6         --          29.6
  Marketing.................................    113.9         --         113.9
  General and administrative................     38.7         --          38.7
                                               ------       -----       ------
    Total operating costs and expenses......    518.6         --         518.6
                                               ------       -----       ------
Operating Earnings..........................     39.2         --          39.2
  Interest expense..........................      --         (4.1)        (4.1)
                                               ------       -----       ------
Operating Earnings before Taxes.............     39.2        (4.1)        35.1
  Taxes on earnings.........................     15.8        (1.6)        14.2
                                               ------       -----       ------
Net Earnings................................   $ 23.4       $(2.5)      $ 20.9
                                               ======       =====       ======
Pro Forma Net Earnings Per Share(2).........   $ 0.78                   $ 0.70
                                               ======                   ======

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS

(1) Reflects pro forma adjustment for interest expense on $58.0 million of long-term debt at an estimated annual rate of interest of 7.03%. A change of 25 basis points in this estimated annual rate of interest would impact pro forma interest expense by $145,000. The pro forma adjustment for income taxes is based upon statutory income tax rates.
(2) The computation of pro forma net earnings per share is based on the weighted average number of shares of the Company's Common Stock outstanding during fiscal year 1998, reflecting the anticipated ratio of one share of IB Common Stock for each share of the Company's Common Stock outstanding at the time of the Distribution.

                                BUSINESS OF IB

GENERAL

  IB, a newly formed, wholly owned subsidiary of the Company, will own and operate the Instruments Business after the Distribution. References in this section to "IB" refer to IB and its subsidiaries after giving effect to the Internal Transfers and the Distribution. References in this section to the "Instruments Business" refer to the historical business and operations of the Instruments Business conducted by the Company prior to the Distribution.

OVERVIEW

  IB develops, manufactures, sells and services a variety of scientific instruments and equipment. IB is a major supplier of analytical and research instruments and related equipment for studying the chemical composition of a myriad of substances, including metals, inorganic materials, organic compounds, polymers, natural substances and biochemicals. IB also develops, manufactures, sells and services nuclear magnetic resonance spectrometers for probing the structural properties of molecules and for producing non-invasive three-dimensional images of biomedical materials. IB also develops, manufactures, sells and services high vacuum products that serve a wide range of industrial and scientific applications, such as high-energy physics, surface analysis, scientific and industrial coating processes, analytical instrumentation and semiconductor manufacturing. IB is also a state-of-the-art contract manufacturer of advanced electronic assemblies and subsystems such as printed circuit boards. The Instruments Business operates in 70 countries and at October 2, 1998 had approximately 3,000 employees.

PRODUCTS

  IB's products can be broadly classified into the following categories: analytical instruments, nuclear magnetic resonance instruments, vacuum products and electronic components assembly.

 Analytical Instruments

  Analytical Instruments includes Chromatography Systems and Optical Spectroscopy Instruments operations, which manufacture liquid and gas chromatographs, gas chromatograph/mass spectrometers, ultraviolet/visible/near-infrared spectrometers, atomic absorption spectrometers, inductively coupled plasma spectrometers, inductively coupled plasma/mass spectrometers, data management systems and small disposable tools used to prepare chemical samples for analysis. These products are used in environmental monitoring and analysis, biological and biochemical research, and quality control and research in such industries as pharmaceuticals, foods, metals, chemicals and petroleum as well as in independent test laboratories. They are employed in analyzing chemical substances including metals, inorganic materials, organic compounds, polymers, natural substances and biochemicals.

  The Chromatography Systems operation ("CS") is a major international supplier of gas and liquid chromatographs, data management systems and gas chromatograph/mass spectrometer systems, as well as sample preparation products and other consumable supplies. Chromatography is a technique that separates a mixture of substances by taking advantage of the characteristics specific to each component. CS's systems are used for chemical analysis, industrial hygiene, pollution monitoring, pharmaceutical analysis and drug discovery and monitoring applications. CS supplies a complete line of products to provide all analytical and preparative requirements. CS's manufacturing facilities are located in Walnut Creek, California, Woburn, Massachusetts, Middelburg, The Netherlands and Harbor City, California.

  The Optical Spectroscopy Instruments operation ("OSI") is a leading worldwide supplier of atomic absorption, inductively coupled plasma, inductively coupled plasma/mass spectrometers and ultraviolet/ visible/near infrared spectrophotometers--instruments that are used to measure compounds and some 66 different metals in various substances. Optical spectroscopy is a method of chemical analysis based on the absorption, or emission, by matter of electromagnetic radiation of a specific wavelength or frequency. OSI's manufacturing facility is located in Melbourne, Australia.

 Nuclear Magnetic Resonance Instruments

  Nuclear Magnetic Resonance Instruments ("NMRI") is a leading worldwide supplier of nuclear magnetic resonance ("NMR") spectrometers for advanced biomolecular, chemical and material science research, as well as for the more routine analytical work typically performed in industrial and academic environments. NMRI's manufacturing facilities are located in Palo Alto, California, and Fort Collins, Colorado.

  NMR spectroscopy gives researchers the ability to determine the structure of many biomolecules including proteins, nucleic acids (DNA and RNA) and carbohydrates. NMRI's systems are used in a variety of laboratories, including those conducting basic research and larger facilities that are creating new pharmaceuticals. NMRI's systems can be found in all major pharmaceutical companies worldwide, where they are key tools in developing new drugs to fight disease.

  Approximately 80% of NMRI's systems are used for analysis on liquids, 15% on solids and 5% on imaging (producing pictures). The imaging capability of NMR allows researchers to non-invasively capture a cross-sectional view of an object, for example the brain, to map and understand its various parts. Solid sample NMR research allows researchers to determine the microstructure of crystals, plastics, rubbers, ceramics, polymers and other solids.

 Vacuum Products

  Vacuum Products is a worldwide supplier of products used to create, maintain and contain a vacuum environment. These include vacuum pumps, helium leak detectors and related instruments and gauges, which are used in many commercial and scientific applications, including industrial processes, semiconductor manufacturing, high-energy physics, surface analysis and space research. Vacuum Products' manufacturing facilities are located in Lexington, Massachusetts and Torino, Italy.

  Vacuum Products offers four types of vacuum pumps: primary, diffusion, turbo-molecular and ion. Primary pumps include rotary vane and dry diaphragm mechanical pumps, sorption pumps and dry scroll pumps. Diffusion pumps include the Very High Speed-Series products. Turbo-molecular pumps provide a high speed/compression ratio in a compact package. Ion pumps, used to achieve ultra-high vacuum environments, are used primarily to create ultra-high vacuum in a variety of applications, from electron microscopes to linear accelerators.

  Vacuum Products also has been a worldwide leader in helium mass spectrometer leak detectors since the 1960s. These products are used in many commercial and scientific applications, including industrial processes, analytical instruments and high-energy physics.

  Vacuum Products also produces an extensive line of vacuum instruments and gauges. Its gauge controllers and gauge tubes are designed for industrial use, where simplicity of operation and rugged design are important, as well as for research applications.

 Electronic Components Assembly

  Tempe Electronics Center ("TEC") is a contract electronic manufacturer of printed wiring assemblies. It supplies components to each of the Company's businesses; however, 80% of its sales are to customers other than the Company. Services range from design layout to total system integration, shipping to end customers and repair depot facilities. TEC has expertise in high-mix manufacturing, producing up to 1,800 different products each month. In addition to printed wiring assemblies, TEC performs electronic subassembly contract manufacturing and integrates complete systems. TEC serves a wide range of industries, including telecommunications, medical, network products, gaming, industrial controls, avionics and satellite communications. TEC's manufacturing facilities are located in Tempe, Arizona.

MARKETING AND SALES

  In the United States, IB markets the largest portion of its products directly through its own sales and distribution organizations, although certain products are marketed through independent distributors and sales representatives. Sales to major markets outside the United States are generally made by IB's foreign-based sales and service staff, although some sales are made directly from the United States to foreign customers. In certain foreign countries, sales are made through various representative and distributorship arrangements. IB owns or leases sales and service offices in strategic regional locations in the United States and in foreign countries through its foreign sales subsidiaries and distribution operations. None of IB's products are distributed through retail outlets.

  The markets in which IB competes are globalized. International sales accounted for 47%, 47% and 50% of sales for fiscal years 1998, 1997 and 1996, respectively. As a result, IB's customers increasingly require service and support on a worldwide basis. In addition to the United States, IB has manufacturing operations in Australia, Italy and The Netherlands as well as sales and service offices located throughout Europe, Asia and Latin America. IB has invested substantial financial and management resources to develop an international infrastructure to meet the needs of its customers worldwide. IB intends to continue to expand its presence in international markets.

  Demand for IB's products is dependent upon the size of the markets for its products, the level of capital expenditures of IB's customers, the rate of economic growth in IB's major markets and competitive considerations. IB believes that demand for its products does not exhibit any significant seasonal pattern. No single customer accounted for 10% or more of IB's sales in fiscal 1998.

  Virtually all new analytical methods and tests originate in academic research in universities and medical schools. If the utility of a new method or test is demonstrated by fundamental research, it often will then be used by pharmaceutical investigators, biotechnology companies, teaching hospitals or specialized clinical laboratories in an investigatory mode. In some cases, these new techniques eventually emerge in routine, high-volume clinical testing at hospitals and research labs. Generally, devices used at each stage from research to routine clinical applications employ the same fundamental processes but may differ in operating features such as number of tests performed per hour and degree of automation. By serving several customer groups with differing needs related through common science and technology, IB has the opportunity to broadly apply and leverage its expertise. IB's customers are continually searching for processes and systems that can perform tests faster, more efficiently and at lower costs. IB believes that its focus on automated and high throughput systems positions it to capitalize on this need.

BACKLOG

  IB's recorded backlog was $125 million at October 2, 1998 and $132 million at September 26, 1997. It is IB's general policy to include in backlog only purchase orders or production releases that have firm delivery dates within one year. Recorded backlog may not result in sales because of cancellation or other factors. It is anticipated that all orders included in the October 2, 1998 backlog will be delivered before the close of fiscal year 1999.

COMPETITION

  Competition in IB's markets is based upon the performance capabilities of IB's products, technical support and after-market service, the manufacturer's reputation as a technological leader and the selling price. Management believes that performance capabilities are the most important of these criteria. The markets in which IB competes are highly competitive and are characterized by the application of mature but advanced technology. There are numerous companies that specialize in, and a number of larger companies that devote a significant portion of their resources to, the development, manufacture and sale of products that compete with those manufactured or sold by IB. Many of IB's competitors are well-known manufacturers with a high degree of technical proficiency. In addition, competition is intensified by the ever-changing nature of the technologies in the industries in which IB is engaged. The markets for IB's products are characterized by specialized manufacturers that often have strength in narrow segments of these markets. While the absence of reliable statistics makes it difficult to determine IB's relative market position in its industry segments, IB is confident it is one of the principal manufacturers in its primary fields. See "Risk Factors--Risks Relating to the Business of IB--Technological Change and New Products."

  Each of IB's major businesses competes with many companies that address the same markets. In Analytical Instruments, IB competes with Hewlett-Packard, Waters Corporation, Perkin-Elmer, Thermo Electron, Shimadzu Corporation and numerous local suppliers. NMRI has two major competitors: Bruker and JEOL. In Vacuum Products, the primary competitors are Edwards High Vacuum, Pfeiffer, Leybold-Balzers and Alcatel. High-mix contract manufacturers that compete with the Tempe Electronics Center include EFTCX Corporation, Xetel Corporation, CMC Industries, Sigmatron International and Smartflex Systems. See "Risk Factors-- Additional Risks Relating to each of the Businesses--Competition."

MANUFACTURING

  IB's principal manufacturing activities consist of precision assembly, test, calibration and machining activities. IB subcontracts a portion of its assembly, machining and printed circuit board assembly and testing. All other assembly, test and calibration functions are performed by IB. Some critical assembly activities are performed in clean-room environments at IB's facilities.

  IB believes that the ability to manufacture reliable products in a cost-effective manner is critical to meeting the "just-in-time" delivery and other demanding requirements of its original equipment manufacturer ("OEM") and end-use customers. IB monitors and analyzes product lead times, warranty data, process yields, supplier performance, field data on mean time between failures, inventory turns, repair response time and other indicators so that it can continuously improve its manufacturing processes. IB has adopted a total quality management process.

  IB has ten manufacturing facilities located throughout the world. Analytical Instruments has manufacturing facilities in Walnut Creek, California, Woburn, Massachusetts, Middelburg, The Netherlands, Harbor City, California, and Melbourne, Australia. NMRI has manufacturing facilities in Palo Alto, California, and Fort Collins, Colorado. Vacuum Products has manufacturing facilities in Lexington, Massachusetts, and Torino, Italy. Tempe Electronics Center has manufacturing facilities in Tempe, Arizona.

  In 1993, the member states of the European Union ("EU") began implementation of their plan for a new unified EU market with reduced trade barriers and harmonized regulations. The EU adopted a significant international quality standard, the International Organization for Standardization Series 9000 Quality Standards ("ISO 9000"). All of IB's manufacturing facilities have been certified as complying with the requirements of ISO 9001.

RAW MATERIALS

  There are no specialized raw materials that are particularly essential to the operation of IB's business. IB's manufacturing operations require a wide variety of raw materials, electronic and mechanical components, chemical and biochemical materials and other supplies, some of which are occasionally found to be in short supply.

  Many components used in IB's products, including proprietary analog and digital circuitry, are manufactured by IB. Other components, including packaging materials, superconducting magnets, integrated circuits, microprocessors, microcomputers and certain detector and data analysis modules, are acquired from other manufacturers. Most of the raw materials, components and supplies purchased by IB are available from a number of different suppliers; however, a number of items are purchased from limited or single sources of supply, and disruption of these sources could have a temporary adverse effect on shipments and the financial results of IB. IB believes alternative sources could ordinarily be obtained to supply these materials, but a prolonged inability to obtain certain materials or components could have an adverse effect on IB's financial condition or results of operations and could result in damage to its relationships with its customers. See "Risk Factors--Additional Risks Relating to Each of the Businesses-- Reliance on Suppliers."

RESEARCH AND DEVELOPMENT

  IB is actively engaged in basic and applied research, development and engineering programs designed to develop new products and to improve existing products. During fiscal years 1998, 1997 and 1996, IB spent

$29.6 million, $32.0 million and $29.9 million, respectively (net of customer funding), on company-sponsored research, development and engineering activities.

  Although IB intends to continue to conduct extensive research and development activities, there can be no assurance that it will be able to develop and market new products on a cost-effective and timely basis, that such products will compete favorably with products developed by others or that IB's existing technology will not be superseded by new discoveries or developments. See "Risk Factors--Risks Relating to the Business of IB-- Uncertainty of Market Acceptance of New Products."

CUSTOMER SUPPORT AND SERVICE

  IB believes that its customer service and support are an integral part of its competitive strategy. As part of its support services, IB's technical support staff provides, typically at no additional cost, individual assistance in solving analysis problems, integrating vacuum components, designing circuit boards, etc., depending on the business. IB offers training courses and periodically sends its customers information on applications development. IB's products generally include a 90-day to one-year warranty, installation and certain user training, all at no additional cost. Service contracts may be purchased by customers to cover equipment no longer under warranty. Service work not performed under warranty or service contracts is performed on a time and materials basis. IB installs and services its products primarily through its own field service organization.

PATENT AND OTHER PROPRIETARY RIGHTS

  As a leader in the manufacture and sale of analytical and research instruments and vacuum products, IB has pursued a policy of seeking patent, copyright, trademark and trade secret protection in the United States and other countries for developments, improvements and inventions originating within its organization that are incorporated in IB's products or that fall within its fields of interest. As of October 2, 1998, IB owned approximately 205 patents in the United States and approximately 260 patents throughout the world, and had approximately 272 patent applications on file with various patent agencies worldwide. IB intends to file additional patent applications as appropriate.

  IB relies on a combination of copyright, trade secret and other laws, and contractual restrictions on disclosure, copying and transferring title to protect its proprietary rights. IB has trademarks, both registered and unregistered, that are maintained and enforced to provide customer recognition for its products in the marketplace. IB also has agreements with third parties that provide for licensing of patented or proprietary technology. These agreements include royalty-bearing licenses and technology cross-licenses. While IB places considerable importance on its licensed technology, IB does not believe that the loss of any license would have a material adverse effect on IB's business.

  IB's competitors, like companies in many high-technology businesses, routinely review the products of others for possible conflict with their own patent rights. Although IB has from time to time received notices of claims from others alleging patent infringement, IB believes that there are no pending patent infringement claims that might have a material adverse effect on the business of IB. See "Risk Factors--Additional Risks Relating to Each of the Businesses--Uncertain Protection of Patent and Other Proprietory Rights."

ENVIRONMENTAL MATTERS

  For a discussion of environmental matters, see "Management's Discussion and Analysis of Financial Condition and Results of Operations of the Instruments Business--Environmental Matters."

EMPLOYEES

  At October 2, 1998, IB had a total of approximately 3,033 full-time and temporary employees worldwide--1,905 in North America, 532 in Western Europe, 125 in Asia, 386 in Australia and 85 in Latin America. IB's employees based in certain foreign countries may, from time to time, be subject to collective bargaining agreements. IB's OSI employees based in Australia conducted a strike in 1997, which was quickly resolved. Those employees are subject to a collective bargaining agreement that is scheduled for renewal in early 1999. IB currently considers its employee relations to be good.

  IB's success depends to a significant extent upon a limited number of key employees and other members of senior management of IB. The loss of the service of one or more of these key employees could have a material adverse effect on IB. The success of IB's future operations depends in large part on IB's ability to recruit and retain engineers and technicians, as well as marketing, sales, service and other key personnel, who in each case are in great demand. IB's inability to attract and retain the personnel it requires could have a material adverse effect on IB's results of operations.

PROPERTIES

  IB has manufacturing, warehouse, research and development, sales, service and administrative facilities which have an aggregate floor space of 661,000 and 506,500 square feet located in the United States and abroad, respectively, for a total of 1,167,500 square feet worldwide. Of these facilities, aggregate floor space of approximately 332,750 square feet is leased, and the remainder is owned by IB. The management of IB does not believe that there is any material long-term excess capacity in its facilities, although utilization is subject to change based on customer demand. The management of IB believes that the Instruments Business' facilities and equipment generally are well maintained, in good operating condition and suitable for IB's purposes and adequate for present operations.

  IB has ten manufacturing facilities located throughout the world. IB's facilities are located in Palo Alto, California, Walnut Creek, California, Harbor City, California, Woburn, Massachusetts, Lexington, Massachusetts, Fort Collins, Colorado, Tempe, Arizona, Melbourne, Australia, Middelburg, The Netherlands, and Torino, Italy.

  IB has 70 sales and service facilities located throughout the world, sixty-one of which are located outside the United States, including facilities located in Argentina, Australia, Austria, Belgium, Brazil, Canada, France, Japan, Korea, Mexico, The Netherlands, Spain, Sweden, Switzerland, Taiwan, the United Kingdom and Venezuela.

LEGAL PROCEEDINGS

  Pursuant to the Distribution Agreement, IB has agreed to indemnify SEB and HCS for any costs, liabilities or expenses with respect to any legal proceedings relating to the Instruments Business. In addition, IB has agreed to pay for one-third of the costs, liabilities and expenses of SEB and HCS with respect to certain legal proceedings relating to discontinued operations of the Company. See "The Distribution Proposals--Proposal One: The Distribution--Distribution Agreement."

  IB is also involved in certain other legal proceedings arising in the ordinary course of its business. While there can be no assurances as to the ultimate outcome of any litigation involving IB, management does not believe any pending legal proceeding will result in a judgment or settlement that will have a material adverse effect on IB's financial position, results of operations or cash flow.

                               MANAGEMENT OF IB

BOARD OF DIRECTORS OF IB

  Prior to the Distribution Date, the Company, as sole stockholder of IB, expects to elect the five persons identified below to the board of directors of IB (the "IB Board"). Each individual listed below (other than Allen J. Lauer) is currently a director of the Company and will resign from the Board of Directors of the Company effective as of the Distribution Date. The IB Board will be divided into three classes. Directors for each class will be elected at the annual meeting of stockholders held in the year in which the term for such class expires and will serve thereafter for three years.

  The following table sets forth names, in alphabetical order, and information about the five persons who are expected to serve as directors of IB after the
Distribution:

                         INITIAL
 NAME, AGE AND CURRENT    TERM
  PRINCIPAL OCCUPATION   EXPIRES                       INFORMATION
 ---------------------   -------                       -----------
Allen J. Lauer, 61,.....  2000   Mr. Lauer is the Executive Vice President of the
 Executive Vice                  Company responsible for the Instruments Business.
 President                       In more than 30 years with the Company, Mr. Lauer
 of the Company                  has served in numerous key management roles. He
                                 was named a corporate Vice President in 1981,
                                 was elevated to Senior Vice President in 1989,
                                 and became Executive Vice President in 1990.

John G. McDonald, 61,...  2001   Professor McDonald is The Industrial Bank of Japan
 The Industrial Bank of          Professor of Finance at Stanford University's Graduate
 Japan Professor of              School of Business, where he has served on the faculty
 Finance at Stanford             since 1968. He is a director of Golden State Vintners,
 University's Graduate           Inc., Scholastic Corporation and TriNet Corporate
 School of Business              Realty Trust, Inc., and is an independent trustee of
                                 eight mutual funds managed by Capital Research &
                                 Management Co. and its affiliates. Professor McDonald
                                 has been a director of the Company since 1988.

Wayne R. Moon, 58,......  2001   Mr. Moon is Chairman of the Board and Chief Executive
 Chairman of the Board           Officer of Blue Shield of California (a health care
 and Chief Executive             company), positions he has held since 1993. From 1990
 Officer of Blue Shield          to 1993, he served as President and Chief Operating
 of California                   Officer of Kaiser Foundation Health Plan, Inc. and
                                 Kaiser Foundation Hospitals (health maintenance
                                 organizations). Mr. Moon has been a director of the
                                 Company since 1995.

D. E. Mundell, 67,......  2002   Mr. Mundell is Chairman of the Board of ORIX USA
 Chairman of the Board           Corporation and Advisor (a board-level position) to
 of ORIX USA Corporation         ORIX Corporation (both financial services companies),
                                 positions he has held since 1991. He is director of
                                 Beazer Homes USA, Inc. and Stockton Holdings, Ltd. Mr.
                                 Mundell has been a director of the Company since 1992.

Elizabeth E. Tallett,     2002   Ms. Tallett is President and Chief Executive Officer of
 49,....................         Dioscor, Inc. (a biopharmaceutical company), positions
 President and Chief             she has held since 1996. Ms. Tallett is also President
 Executive Officer of            and Chief Executive Officer of Ellard Pharmaceuticals
 Dioscor, Inc.,                  Inc. (a pharmaceutical company), positions she has held
 and of Ellard                   since 1998. From 1992 to 1996, Ms. Tallett served as
 Pharmaceuticals Inc.            President and Chief Executive Officer of Transcell
                                 Technologies, Inc. (a biotechnology company).
                                 Ms. Tallett is a director of The Principal Mutual Life
                                 Insurance Company, Coventry Health Care Inc. and
                                 Integrated America Inc., and is Chairman of the Board
                                 of Huma Scan, Inc. She has been a director of the
                                 Company since 1996.

COMPENSATION OF DIRECTORS

  Each director who is not an IB employee will receive an annual retainer fee of $20,000, plus $1,000 for each IB Board and committee meeting attended. The non-employee Chairman of the IB Board will receive a retainer fee of $90,000 (in lieu of any other annual retainer or committee chair fee), and directors chairing standing committees of the IB Board will each receive a retainer fee of $5,000. Under the proposed IB Omnibus Stock Plan, each director who is not an IB employee will also receive, upon initial appointment or election to the IB Board, a non-qualified stock option to acquire 10,000 shares of IB Common Stock, and will receive annually thereafter a non-qualified stock option to acquire 5,000 shares of IB Common Stock. In lieu of these grants, any non-employee Chairman will receive upon initial appointment a non-qualified stock option to acquire 50,000 shares of IB Common Stock. Such stock options will be granted with an exercise price equal to the fair market value of IB Common Stock on the date of grant, becoming exercisable immediately on the date of grant and having a ten-year term. Directors who are IB employees will receive no compensation for their services as directors.

COMMITTEES OF THE IB BOARD OF DIRECTORS

  The business of IB will be managed under the direction of the IB Board. The IB Board will have Audit and Compensation Committees. Members of the Audit and Compensation Committees will not be employees of IB.

 Audit Committee

  The Audit Committee's principal functions will be to review the scope of the annual audit of IB by its independent auditors, review the annual financial statements of IB and the related audit report as prepared by the independent auditors, recommend the selection of independent auditors each year and review any non-audit fees paid to the independent auditors. The members of the Audit Committee are expected to be the following non-employee directors: John G. McDonald (Chairman), Wayne R. Moon, D. E. Mundell and Elizabeth E. Tallett.

 Compensation Committee

  The Compensation Committee will administer the stock and cash incentive plans of IB and in this capacity it will make option grants or awards under these plans. In addition, the Committee will determine the compensation of the President and Chief Executive Officer and the other senior executives. The Committee will also recommend the establishment of policies dealing with various compensation and employee benefit plans for IB. The members of the Committee are expected to be the following non-employee directors: John G. McDonald, Wayne R. Moon, D. E. Mundell (Chairman) and Elizabeth E. Tallett.

EXECUTIVE OFFICERS

  Set forth below is certain information with respect to the persons who are expected to serve as executive officers of IB immediately following the Distribution. Those persons listed below who are currently officers of the Company will relinquish their positions with the Company effective as of the Distribution Date.

                                      BUSINESS EXPERIENCE PRIOR TO BECOMING
     NAME AND TITLE      AGE               AN EXECUTIVE OFFICER OF IB
     --------------      ---          -------------------------------------
Allen J. Lauer,.........  61 Mr. Lauer is the Executive Vice President of the
 President and               Company responsible for the Instruments Business.
 Chief Executive Officer     In more than 30 years with the Company, Mr. Lauer
                             has served in numerous key management roles. He
                             was named a corporate Vice President in 1981, was
                             elevated to Senior Vice President in 1989, and
                             became Executive Vice President in 1990.

Garry W. Rogerson,......  46 Mr. Rogerson is Vice President of the Company's
 Vice President,             Analytical Instruments business, which includes
 Analytical Instruments      the Chromatography Systems business and Optical
                             Spectroscopy Instruments business, a position he
                             has held since 1998. Mr. Rogerson has been Vice
                             President and General Manager of the Company's
                             Chromatography Systems business (which is
                             expected to be a continuing responsibility) since
                             1994. Prior to this, Mr. Rogerson served as Sales
                             and Marketing Manager for the Company's NMR
                             Instruments business. Mr. Rogerson has held
                             various other positions in the Instruments
                             Business during his 19 years with the Company.

Raymond J. Shaw,........  49 Mr. Shaw is Vice President and General Manager of the
 Vice President,             Company's NMR Instruments business, positions he has held since
 NMR Instruments             1989. Mr. Shaw has held various other positions in the
                             Instruments Business during his 20 years with the
                             Company.

Arthur W. Homan,........  39 Mr. Homan is Associate General Counsel and Assistant
 Vice President,             Secretary of the Company, positions he has held since 1998 and
 General Counsel and         1993, respectively. From 1993 to 1998, he served as
 Secretary                   Senior Corporate Counsel. Mr. Homan has held various
                             positions in the legal department during his 10 years
                             with the Company.

James L. Colbert,.......  52 Mr. Colbert is Controller of the Company's NMR
 Controller                  Instruments business, a position he has held since 1992. Mr.
                             Colbert has held various other positions during his 26
                             years with the Company.

EXECUTIVE OFFICER COMPENSATION

 Summary of Compensation

  IB Table I below sets forth a summary of the compensation paid by the Company for the last three fiscal years to the individual expected to be the chief executive officer of IB, and the four additional most highly compensated individuals (based on their fiscal year 1998 compensation from the Company) who are expected to be executive officers of IB immediately after the Distribution.

IB TABLE I

                         IB SUMMARY COMPENSATION TABLE

                                                              LONG-TERM COMPENSATION
                                                           -----------------------------
                                ANNUAL COMPENSATION               AWARDS         PAYOUTS
                         --------------------------------- --------------------- -------
                                                                      SECURITIES
                                                           RESTRICTED UNDERLYING
                                              OTHER ANNUAL   STOCK     OPTIONS/   LTIP    ALL OTHER
        NAME AND              SALARY   BONUS  COMPENSATION  AWARD(S)     SARS    PAYOUTS COMPENSATION
   PRINCIPAL POSITION    YEAR   ($)   ($)(1)     ($)(2)      ($)(3)     (#)(4)   ($)(5)     ($)(6)
   ------------------    ---- ------- ------- ------------ ---------- ---------- ------- ------------
Allen J. Lauer.......... 1998 338,910 232,936    33,050           0     36,000   347,454   101,096
 President and Chief     1997 323,148 359,300    22,594     244,388     36,000   461,552   117,958
 Executive Officer       1996 310,990 532,363    35,458     204,225     36,000   628,056    93,274

Garry W. Rogerson....... 1998 166,388  62,566     7,791           0      8,500    98,969    20,516
 Vice President,         1997 156,024  89,372     8,796      52,369      7,200    88,644    15,487
 Analytical Instruments  1996 148,564 108,864     9,307      43,763      5,500    83,344    17,419

Raymond J. Shaw......... 1998 164,731  63,210     5,232           0      7,500    87,125    22,853
 Vice President,         1997 156,494 104,812     6,309      52,369      7,200    88,586    25,149
 NMR Instruments         1996 150,522 124,416     6,164      43,763      6,000   152,048    23,438

Arthur W. Homan......... 1998 150,836  29,221     4,476      20,366      8,000         0    16,669
 Vice President, General 1997 122,770  62,273     4,764      14,588      6,000         0    15,857
 Counsel and Secretary   1996 117,233  66,372     3,057      37,125      5,000         0    12,872

James L. Colbert........ 1998 120,330  28,802         0           0      1,050         0    13,280
 Controller              1997 115,703  33,386         0           0      1,050         0    14,655
                         1996 112,211  27,111         0           0      1,000         0    12,374

--------
(1) Consists of Company Management Incentive Plan awards, Cash Profit-Sharing Plan allocations and (in some cases) special cash bonuses.

(2) Consists of amounts reimbursed for the payment of taxes on certain perquisites and personal benefits and (in some cases) cash payments for unused accrued vacation time.

(3) Consists of restricted shares of the Company's Common Stock (valued at the closing market price on the date of grant), which shares are released from restrictions in three equal installments over a three-year period (the principal restriction being continued employment until the respective release dates), during which dividends, if any, are paid on such shares. The number and value (at $34.375 per share) of aggregate restricted stock holdings at the end of fiscal year 1998 were as follows: Mr. Lauer, 8,400 shares, $288,750; Mr. Rogerson, 1,800 shares, $61,875; Mr. Shaw, 1,800 shares, $61,875; Mr. Homan, 800 shares, $27,500; and Mr. Colbert, 0 shares, $0. Shares of restricted stock awarded for fiscal years 1998, 1997 and 1996, respectively, which partially vest in under three years were as follows: Mr. Lauer, 0 shares, 4,200 shares and 4,200 shares; Mr. Rogerson 0 shares, 900 shares and 900 shares; Mr. Shaw, 0 shares, 900 shares and 900 shares; Mr. Homan, 350 shares, 300 shares and 750 shares; and Mr. Colbert, 0 shares, 0 shares and 0 shares.

(4) Consists of shares of the Company's Common Stock that may be acquired under stock options granted pursuant to the Company Omnibus Stock Plan (no stock appreciation rights have been granted).

(5) Consists of cash payouts in fiscal years 1999, 1998 and 1997 under the long-term incentive feature of the Company Omnibus Stock Plan for three-year cycles ended with fiscal years 1998, 1997 and 1996, respectively.

(6) Consists of (a) Company contributions (including interest) to Retirement and Profit-Sharing Program and Supplemental Retirement Plan (or similar plan in Australia for Mr. Shaw) accounts for fiscal years 1998, 1997 and 1996, respectively (Mr. Lauer, $98,941, $116,157 and $91,816; Mr.
    Rogerson, $19,389, $14,604 and $16,718; Mr. Shaw, $22,836, $25,134 and
    $23,424; Mr. Homan, $16,184, $15,603 and $12,677; and Mr. Colbert,
    $12,516, $14,020 and $11,861); and (b) Company-paid premiums for group term life insurance in fiscal years 1998, 1997 and 1996, respectively (Mr. Lauer, $2,155, $1,801 and $1,458; Mr. Rogerson, $1,127, $883 and $701; Mr.
    Shaw, $17, $15 and $14; Mr. Homan, $485, $254 and $195; and Mr. Colbert,
    $764, $635 and $513).

STOCK OPTIONS

 Grant of Options

  IB Table II below sets forth information with respect to grants of options to purchase the Company's Common Stock during the year ended October 2, 1998 to the individuals listed in IB Table I. These grants were made pursuant to the Company Omnibus Stock Plan and are reflected in IB Table I.

IB TABLE II

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR






                                        INDIVIDUAL GRANTS
                         -----------------------------------------------      POTENTIAL
                                         PERCENT OF                      REALIZABLE VALUE AT
                                           TOTAL                           ASSUMED ANNUAL
                           NUMBER OF      OPTIONS/                         RATES OF STOCK
                           SECURITIES   SARS GRANTED EXERCISE            PRICE APPRECIATION
                           UNDERLYING   TO EMPLOYEES OR BASE             FOR OPTION TERM(2)
                          OPTIONS/SARS   IN FISCAL    PRICE   EXPIRATION -------------------
          NAME           GRANTED (#)(1)     YEAR      ($/SH)     DATE     5% ($)    10% ($)
          ----           -------------- ------------ -------- ---------- --------- ---------
Allen J. Lauer..........     36,000         3.55     58.1563   11/20/07  1,316,671 3,336,702
Garry W. Rogerson.......      8,500         0.84     58.1563   11/20/07    310,881   787,832
Raymond J. Shaw.........      7,500         0.74     58.1563   11/20/07    274,306   695,146
Arthur W. Homan.........      8,000         0.79     58.1563   11/20/07    292,593   741,489
James L. Colbert........      1,050         0.10     58.1563   11/20/07     38,403    97,330

--------
(1) Consists of stock options, which were granted at an exercise price of 100% of the market price of the underlying shares on the date of grant, become exercisable over three years at the rate of approximately one-third each year and expire ten years from the date of grant. Payment of the exercise price may be made under a promissory note or by delivery of already-owned shares.

(2) The 5% and 10% assumed annual rates of stock price appreciation would result from per share prices of $94.73 and $150.84, respectively. Such assumed rates are not intended to represent a forecast of possible future appreciation of the Company's Common Stock or total stockholder return.

 Aggregated Option Exercises and Year-End Values

  The following table sets forth as of October 2, 1998, for each of the individuals listed in IB Table I (i) the total number of shares received upon exercise of options during 1998, (ii) the value realized upon such exercise (based on the fair market value of the underlying shares on the exercise date), (iii) the total number of unexercised options to purchase the Company's Common Stock (exercisable and unexercisable) and (iv) the value of such options which were in-the-money at October 2, 1998 (based on the closing price of the Company's Common Stock at October 2, 1998, $34.375).

IB TABLE III

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                 NUMBER OF SECURITIES
                                                UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                                OPTIONS/SARS AT FISCAL   IN-THE-MONEY OPTIONS/SARS
                            SHARES     VALUE         YEAR-END (#)         AT FISCAL YEAR-END ($)
                         ACQUIRED ON  REALIZED ------------------------- -------------------------
          NAME           EXERCISE (#)   ($)    EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           ------------ -------- ----------- ------------- ----------- -------------
Allen J. Lauer..........        0           0    126,000      72,000       717,150          0
Garry W. Rogerson.......        0           0      6,284      15,134             0          0
Raymond J. Shaw.........        0           0     19,600      14,300        65,016          0
Arthur W. Homan.........    1,000      27,875      6,333      13,667             0          0
James L. Colbert........    1,000      19,500      1,566       2,084             0          0

           LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR(1)

                                                        ESTIMATED FUTURE PAYOUTS
                                                         UNDER NON-STOCK PRICE-
                                       PERFORMANCE OR         BASED PLANS
                       NUMBER OF     OTHER PERIOD UNTIL ------------------------
                    SHARES, UNITS OR   MATURATION OR    THRESHOLD TARGET MAXIMUM
       NAME         OTHER RIGHTS (#)       PAYOUT        ($)(2)   ($)(3) ($)(4)
       ----         ---------------- ------------------ --------- ------ -------
Allen J. Lauer....        N/A            1998-2000       25,604   67,423    --
Garry W.
 Rogerson.........        N/A            1998-2000        5,717   22,582    --
Raymond J. Shaw...        N/A            1998-2000        5,033   19,880    --
Arthur W. Homan...        N/A                  N/A          N/A      N/A    --
James L. Colbert..        N/A                  N/A          N/A      N/A    --

--------
(1) Determinations by the Company's Organization and Compensation Committee (the "Committee") that a named executive officer may participate in the long-term incentive feature of the Company Omnibus Stock Plan ("LTI") and might receive a payout for a specified period is an award for purposes of this table. Awards (i.e., the determination of participation in the LTI) for the 1998-2000 cycle were made in fiscal year 1998. Under the LTI, each named executive officer is eligible to receive compensation payable in cash or in the Company's Common Stock, or a combination thereof, based upon the Company's achievement of objectives for average annual return on net assets ("RONA") and revenue growth ("RG") over a three-year cycle. No estimate or assumption made in connection with this table is intended to represent a forecast of possible future performance of the Company.

(2) If the minimum level of RONA or RG established by the Committee at the beginning of the three-year cycle is achieved, the minimum amount payable ranges from 3% to 7.5% of annual base salary as of the end of the last fiscal year of the cycle. If neither RONA nor RG for the three-year cycle equals the applicable minimum level, no amount will be paid. The minimum amount payable, if any amount is paid at all, depends on each named executive's base salary in the last year of the cycle, and the amounts set forth above assume that each named executive officer's annual base salary at the end of fiscal year 2000 will be identical to the executive officer's 1999 annual base salary.

(3) A "Target" award is not determinable under the LTI. The amounts shown are estimates of the payout for the three-year cycle assuming (a) that the RONA and revenues for the remaining years of the cycle are the same as RONA and revenues for fiscal year 1998 and (b) that each named executive officer's annual base salary at the end of fiscal year 2000 will be identical to his 1999 annual base salary. The actual payment for the three-year cycle may be greater or less than the estimates shown in this column, depending upon the actual RONA and revenues for fiscal years 1998, 1999 and 2000, the actual base salary of the named executive officer at the end of fiscal year 2000, and the aggregate payout to all participants (see footnote 4 below).

(4) The maximum amount payable is not determinable or estimable prior to the end of the three-year cycle for the following reason: If the maximum levels of RONA and RG established by the Committee at the beginning of the three-year cycle are achieved or exceeded, the maximum amount payable ranges from 100% to 200% of annual base salary as of the end of the last fiscal year of the cycle. The maximum amount payable is reduced, however, if the aggregate LTI payout to all participants (including the named executive officers) would exceed 5% (before such payouts) of the Company's pre-tax operating earnings in the last fiscal year of the three-year cycle. This variable makes the maximum amount not determinable or estimable.

CHANGE IN CONTROL AGREEMENTS

  Certain IB executive officers are already parties to change in control agreements with the Company. These change in control agreements will be assumed by IB pursuant to the terms of such agreements. Some of these agreements are expected to be amended to reflect the executive officers' new and increased responsibilities with IB. In addition, IB executive officers not already parties to change in control agreements with the Company may be offered similar change in control agreements with IB. See "Change in Control and Other Agreements."

                           THE IB OMNIBUS STOCK PLAN

  The IB Omnibus Stock Plan is expected to be adopted by the IB Board effective as of the Distribution. Adoption of the IB Omnibus Stock Plan is subject to the approval of a majority of the shares of the Company's Common Stock that are present in person or by proxy at the Meeting. See "Distribution Proposals--Proposal Five: Approval of the Adoption by IB of the IB Omnibus Stock Plan."

PURPOSE OF THE IB OMNIBUS STOCK PLAN

  The IB Omnibus Stock Plan is intended to promote the success of IB by providing a vehicle under which a variety of stock-based incentive and other awards can be granted to employees and consultants and to directors of IB who are employees of neither IB nor any affiliate ("non-employee directors").

DESCRIPTION OF THE IB OMNIBUS STOCK PLAN

  The following paragraphs provide a summary of the principal features of the IB Omnibus Stock Plan and its operation. The IB Omnibus Stock Plan is set forth in its entirety as Annex C to this Proxy Statement. The following summary is qualified in its entirety by reference to Annex C.

GENERAL

  The IB Omnibus Stock Plan provides for the granting of stock options, stock appreciation rights ("SARs"), restricted stock, performance units and performance shares (collectively, "IB Awards") to eligible IB Omnibus Stock Plan participants. The maximum number of shares of IB Common Stock available for IB Awards under the IB Omnibus Stock Plan will be 4,200,000, plus such number of shares as may be granted in substitution for other options in connection with the Distribution.

ADMINISTRATION OF THE IB OMNIBUS STOCK PLAN

  The IB Omnibus Stock Plan will be administered by the Compensation Committee of IB's Board of Directors (the "IB Committee"). The members of the IB Committee must qualify as "non-employee directors" under Rule 16b-3 under the Exchange Act, and as "outside directors" under Section 162(m) of the Code ("Section 162(m)") (for purposes of qualifying the IB Omnibus Stock Plan as performance-based compensation under Section 162(m)).

  Subject to the terms of the IB Omnibus Stock Plan, the IB Committee has the sole discretion to determine the employees and consultants who will be granted IB Awards, the size and types of such IB Awards, and the terms and conditions of such IB Awards. The IB Committee may delegate its authority to grant and administer awards to one or more officers or directors appointed by the IB Committee, but only the Committee can make awards to participants who are subject to Section 16 of the Exchange Act.

ELIGIBILITY TO RECEIVE AWARDS

  Employees and consultants of IB and its affiliates are eligible to be selected to receive one or more IB Awards. The actual number of individuals who will receive IB Awards under the IB Omnibus Stock Plan cannot be determined because eligibility for participation in the IB Omnibus Stock Plan is in the discretion of the IB Committee. The IB Omnibus Stock Plan also provides for the grant of non-qualified stock options to IB's non-employee directors. Such options will be granted pursuant to an automatic, non-discretionary formula.

OPTIONS

  The IB Committee may grant non-qualified stock options, incentive stock options (which are entitled to favorable tax treatment), or a combination thereof. The number of shares covered by each option will be determined by the IB Committee, but during any fiscal year of IB, no participant may be granted options for more than 1,000,000 shares.

  The price of the shares of IB Common Stock subject to each stock option is set by the IB Committee but cannot be less than 100% of the fair market value (on the date of grant) of the shares covered by the option. In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of IB or any of its subsidiaries. Nevertheless, substitute options may be granted at less than fair market value to employees or consultants who receive such options in connection with a corporate reorganization. Also, the aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year may not exceed $100,000.

  The exercise price of each option must be paid in full at the time of exercise. The IB Committee also may permit payment through the tender of shares of IB Common Stock that are already owned by the participant, or by any other means which the IB Committee determines to be consistent with the IB Omnibus Stock Plan's purpose. Any taxes required to be withheld must be paid by the participant at the time of exercise.

  Options become exercisable at the times and on the terms established by the IB Committee. Options expire at the times established by the IB Committee but not later than 10 years after the date of grant (except in certain cases involving the death of the optionee). The IB Committee may extend the maximum term of any option granted under the IB Omnibus Stock Plan, subject to the preceding limits.

NON-EMPLOYEE DIRECTOR OPTIONS

  Under the IB Omnibus Stock Plan, each non-employee director automatically will receive, as of the later of (a) the non-employee director's appointment or election to the IB Board, or (b) ten business days after the effective date of the IB Omnibus Stock Plan, a non-qualified stock option to purchase 10,000 shares. Each non- employee director will also automatically receive a non-qualified stock option to purchase 5,000 shares coincident with each subsequent annual meeting of IB, provided the non-employee director serves continuously as a director through the next grant date. In lieu of the above grants, any non-employee Chairman of the IB Board automatically will receive, as of the later of (a) the date he or she becomes Chairman or (b) ten business days after the effective date of the IB Omnibus Stock Plan, a non-qualified stock option to purchase 50,000 shares.

  The exercise price of each non-employee director and Chairman option will be 100% of the fair market value (on the date of grant) of the shares covered by the option. Nevertheless, substitute options may be granted at less than fair market value to non-employee directors who receive such options in connection with a corporate reorganization. Each option will become exercisable on the grant date. All options granted to non-employee directors generally will have a term of ten years from the date of grant. If a director terminates service on the Board prior to an option's normal expiration date, the period of exercisability of the option may be shorter, depending upon the reason for the termination.

  In addition, non-employee directors may elect to receive shares of IB Common Stock under the IB Omnibus Stock Plan in lieu of cash compensation.

STOCK APPRECIATION RIGHTS

  The IB Committee determines the terms and conditions of each SAR. SARs may be granted in conjunction with an option, or may be granted on an independent basis. The number of shares covered by each SAR will be determined by the IB Committee, but during any fiscal year of IB, no participant may be granted SARs for more than 1,000,000 shares. Upon exercise of an SAR, the participant will receive payment from IB in an amount determined by multiplying: (1) the difference between the fair market value of a share on the date of exercise over the grant price (fair market value of a share on the grant date), times
(2) the number of shares with respect to which the SAR is exercised. SARs may be paid in cash or shares of IB Common Stock, as determined by the IB Committee. SARs are exercisable at the times and on the terms established by the IB Committee.

RESTRICTED STOCK AWARDS

  Restricted stock awards are shares of IB Common Stock that vest in accordance with terms and conditions established by the IB Committee. The number of shares of restricted stock granted to a participant (if any) will be determined by the IB Committee, but during any fiscal year of IB, no participant may be granted more than 100,000 shares.

  In determining whether an award of restricted stock should be made and/or the vesting schedule for an award, the IB Committee may impose whatever conditions to vesting it determines to be appropriate. For example, the IB Committee may determine to grant restricted stock only if performance goals established by the IB Committee are satisfied. Any performance goals may be applied on a company-wide or an individual business unit basis, as determined by the IB Committee. See discussion below of "--Performance Goals."

PERFORMANCE UNITS AND PERFORMANCE SHARES

  Performance Units and Performance Shares are IB Awards which will result in a payment to a participant only if performance goals established by the IB Committee are satisfied. The initial value of each Performance Unit and each Performance Share shall not exceed the fair market value (on the date of grant) of a share of IB Common Stock. The applicable performance goals will be determined by the IB Committee, and may be applied on a company-wide or an individual business unit basis, as deemed appropriate in light of the participant's specific responsibilities. See discussion below of "-- Performance Goals."

  In addition to the performance requirements discussed above, Performance Units and Performance Shares are subject to additional limits set forth in the IB Omnibus Stock Plan. During any fiscal year of IB, no participant shall receive more than 100,000 Performance Units or Performance Shares.

PERFORMANCE GOALS

  The IB Committee in its discretion may make performance goals applicable to a participant with respect to an IB Award. At the IB Committee's discretion, one or more of the following performance goals may apply: EBIT, EBITDA, earnings per share, net income, operating cash flow, return on assets, return on equity, return on sales, revenue and stockholder return. The IB Committee may also use other performance goals.

  EBIT means IB's or a business unit's income before reductions for interest and taxes. EBITDA means IB's or a business unit's income before reductions for interest, taxes, depreciation and amortization. Earnings per share means IB's or a business unit's net income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding. Net income means IB's or a business unit's income after taxes. Operating cash flow means IB's or a business unit's sum of net income plus depreciation and amortization less capital expenditures plus certain specified changes in working capital. Return on assets means the percentage equal to IB's or a business unit's EBIT (but before incentive compensation), divided by IB's or a business unit's, as applicable, average net assets. Return on equity means the percentage equal to IB's net income, divided by average stockholders' equity. Return on sales means the percentage equal to IB's or a business unit's EBIT (but before incentive compensation), divided by IB's or the business unit's, as applicable, revenue. Revenue means IB's or a business unit's sales. Stockholder return means the total return (change in share price plus reinvestment of any dividends) of a share of the IB Common Stock.

NONTRANSFERABILITY OF IB AWARDS

  IB Awards granted under the IB Omnibus Stock Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution.

TAX ASPECTS

  A recipient of a stock option or SAR will not have taxable income upon the grant of the option. For options and SARs other than incentive stock options, the participant will recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the shares over the exercise price (the "appreciation value") on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be capital gain or loss.

  Purchase of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except for purposes of the alternative minimum tax. Gain or loss recognized by the participant on a later sale or other disposition will either be long-term capital gain or loss or ordinary income depending upon whether the participant holds the shares transferred upon the exercise for a specified period. Any ordinary income recognized will be in the amount, if any, by which the lesser of the fair market value of such shares on the date of exercise or the amount realized from the sale exceeds the option price.

  Unless the participant elects to be taxed at the time of receipt of restricted stock, Performance Units or Performance Shares, the participant will not have taxable income upon the receipt of the IB Award, but upon vesting will recognize ordinary income equal to the fair market value of the shares or cash at the time of vesting.

  At the discretion of the IB Committee, the IB Omnibus Stock Plan allows a participant to satisfy tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an IB Award by electing to have shares of IB Common Stock withheld, or by delivering to IB already-owned shares, having a value equal to the amount required to be withheld.

  IB generally will be entitled to a tax deduction in connection with an IB Award under the IB Omnibus Stock Plan only in an amount equal to the ordinary income realized by the participant and at the time the participant recognizes such income. However, IB may not be entitled to a deduction in connection with certain substitute stock options issued in connection with the Distribution. In addition, Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to IB's Chief Executive Officer and to each of the other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1 million. However, IB can preserve the deductibility of certain compensation in excess of $1 million if it complies with conditions imposed by Section 162(m), including the establishment of a maximum number of shares with respect to which IB Awards may be granted to any one employee during one year, and for IB Awards other than options and SARs, the IB Omnibus Stock Plan sets forth performance goals which must be achieved prior to payment of the IB Awards. The IB Omnibus Stock Plan has been designed to permit the IB Committee to grant IB Awards which satisfy the requirements of
Section 162(m), thereby permitting IB to continue to receive a federal income tax deduction in connection with such IB Awards.

AWARDS UNDER THE IB OMNIBUS STOCK PLAN

  Awards under the IB Omnibus Stock Plan will be made at the discretion of the IB Committee. The IB Committee has not yet considered the types and amounts of awards that will be granted under the lB Omnibus Stock Plan which will not be effective until the Distribution. Accordingly, awards that will be made under the IB Omnibus Stock Plan are not yet determinable. The following table sets forth information concerning stock-related awards made for fiscal year 1998 under the Company Omnibus Stock Plan to individuals listed on IB Table I and the groups comprised of individuals who are expected to be executive officers, non-executive directors and non-executive officer employees of IB upon the Distribution. This information is likely not indicative of awards that will be made under the IB Omnibus Stock Plan (except with respect to non-executive directors, where the table reflects formula grants which would be made in fiscal year 1999 under the IB Omnibus Stock Plan).

New Plan Benefits

                                                    COMPANY OMNIBUS STOCK PLAN
                                                   ----------------------------
                                                   DOLLAR VALUE    NUMBER OF
                                                   OF RESTRICTED SHARES SUBJECT
                NAME AND POSITION                    STOCK(1)    TO OPTIONS(2)
                -----------------                  ------------- --------------
Allen J. Lauer....................................    $     0        36,000
 President and Chief Executive Officer
Garry W. Rogerson.................................          0         8,500
 Vice President, Analytical Instruments
Raymond J. Shaw...................................          0         7,500
 Vice President, NMR Instruments
Arthur W. Homan...................................     12,534         8,000
 Vice President, General Counsel and Secretary
James L. Colbert..................................          0         1,050
 Controller
All Executive Officers as a Group.................     12,534        62,100
All Non-Executive Directors as a Group............          0        80,000
All Non-Executive Officer Employees as a Group....     10,743       157,800

--------
(1) Based on the closing price for the Company's Common Stock on the NYSE Composite Tape on December 15, 1998.
(2) Options were granted at an exercise price of 100% of the market price of the underlying shares of the Company's Common Stock on the date of grant, become exercisable over three years at the rate of approximately one-third each year and expire no later than ten years from the date of grant.

AMENDMENT AND TERMINATION OF THE IB OMNIBUS STOCK PLAN

  The IB Board generally may amend or terminate the IB Omnibus Stock Plan at any time and for any reason.

                       THE IB MANAGEMENT INCENTIVE PLAN

  The IB Management Incentive Plan is expected to be adopted by the IB Board effective as of the Distribution. Adoption of the IB Management Incentive Plan is subject to the approval of a majority of the shares of the Company's Common Stock that are present in person or by proxy at the Meeting. See "Distribution Proposals--Proposal Six: Approval of the Adoption by IB of the IB Management Incentive Plan."

BACKGROUND AND REASONS FOR ADOPTION

  Under Section 162(m), the federal income tax deductibility of compensation paid to IB's Chief Executive Officer and to each of its next four most highly compensated executive officers may be limited to the extent that it exceeds $1 million in any one year. IB can deduct compensation in excess of that amount if it qualifies as "performance-based compensation" under Section 162(m). The IB Management Incentive Plan is intended to permit IB to pay incentive compensation which qualifies as performance-based compensation, thereby permitting IB to receive a federal income tax deduction for the payment of such incentive compensation.

DESCRIPTION OF THE IB MANAGEMENT INCENTIVE PLAN

  The following paragraphs provide a summary of the principal features of the IB Management Incentive Plan and its operation. The IB Management Incentive Plan is set forth in its entirety as Annex D to this Proxy Statement. The following summary is qualified in its entirety by reference to Annex D.

PURPOSE OF THE IB MANAGEMENT INCENTIVE PLAN

  The IB Management Incentive Plan is intended to motivate IB's key employees to increase stockholder value by (1) linking a portion of their cash compensation to IB's financial performance, (2) providing rewards for improving IB's financial performance and (3) helping to attract and retain key employees.

ADMINISTRATION OF THE IB MANAGEMENT INCENTIVE PLAN

  The IB Management Incentive Plan will be administered by the IB Committee. The members of the IB Committee must qualify as "outside directors" under
Section 162(m) (for purposes of qualifying the IB Management Incentive Plan as performance-based compensation under such section). Subject to the terms of the IB Management Incentive Plan, the IB Committee has the sole discretion to determine the key employees who will be granted awards, and the amounts, terms and conditions of each award. The IB Committee may delegate its authority to grant and administer awards to one or more officers or directors appointed by the IB Committee, but only with respect to awards that are not intended to qualify as performance-based compensation under Section 162(m).

ELIGIBILITY TO RECEIVE AWARDS

  Eligibility for the IB Management Incentive Plan is determined in the discretion of the IB Committee. In selecting participants for the IB Management Incentive Plan, the IB Committee will choose key employees of IB and its affiliates who are likely to have a significant impact on IB performance.

AWARDS AND PERFORMANCE GOALS

  Under the IB Management Incentive Plan, the IB Committee will establish (1) the performance goals which must be achieved in order for the participant to actually be paid an award and (2) a formula or table for calculating a participant's award, depending upon how actual performance compares to the preestablished performance goals. A participant's award will increase or decrease as actual performance increases or decreases. The IB Committee also will determine the periods for measuring actual performance (the "performance period"). Performance periods may last as long as three fiscal years of IB.

  The IB Committee may set performance periods and performance goals which differ from participant to participant. For example, the IB Committee may choose performance goals based on either company-wide or business unit results, as deemed appropriate in light of the participant's specific responsibilities. For purposes of qualifying awards as performance-based compensation under Section 162(m), the IB Committee will specify performance goals from the following list: EBIT, EBITDA, earnings per share, net income, operating cash flow, return on assets, return on equity, return on sales, revenue and stockholder return.

  EBIT means IB's or a business unit's income before reductions for interest and taxes. EBITDA means IB's or a business unit's income before reductions for interest, taxes, depreciation and amortization. Earnings per share means IB's or a business unit's net income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding. Net income means IB's or a business unit's income after taxes. Operating cash flow means IB's or a business unit's sum of net income plus depreciation and amortization less capital expenditures plus certain specified changes in working capital. Return on assets means the percentage equal to IB's or a business unit's EBIT (but before incentive compensation), divided by IB's or a business unit's, as applicable, average net assets. Return on equity means the percentage equal to IB's net income, divided by average stockholders' equity. Return on sales means the percentage equal to IB's or a business unit's EBIT (but before incentive compensation), divided by IB's or the business unit's, as applicable, revenue. Revenue means IB's or a business unit's sales. Stockholder return means the total return (change in share price plus reinvestment of any dividends) of a share of IB Common Stock.

  For any performance period, no participant may receive an award of more than the lesser of (1) 200% of the participant's annualized salary rate on the last day of the performance period or (2) $2 million. Also, the total of all awards for any performance period cannot exceed 8% of IB's EBIT before incentive compensation for the most recent completed fiscal year of IB. Awards which exceed this overall limit will be pro-rated so that the total does not exceed such limit.

DETERMINATION OF ACTUAL AWARDS

  After the end of each performance period, a determination will be made as to the extent to which the performance goals applicable to each participant were achieved or exceeded. The actual award (if any) for each participant will be determined by applying the formula to the level of actual performance which was achieved. However, the IB Committee retains discretion to eliminate or reduce the actual award payable to any participant below that which otherwise would be payable under the applicable formula. Awards under the IB Management Incentive Plan generally will be payable in cash or IB Common Stock within 120 days after the performance period during which the award was earned.

AWARDS UNDER THE IB MANAGEMENT INCENTIVE PLAN

  Awards under the lB Management Incentive Plan will be made at the discretion of the IB Committee. The IB Committee has not yet considered the types and amounts of awards that will be granted under the IB Management Incentive Plan which will not be effective until the Distribution. Accordingly, awards that will be made under the IB Management Incentive Plan are not yet determinable. The following table sets forth information concerning cash awards made for fiscal year 1998 or award cycles ending with fiscal year 1998 under the Company Management Incentive Plan and the long-term feature of the Company Omnibus Stock Plan, respectively, to individuals listed on IB Table I and the groups comprised of individuals who are expected to be executive officers, non-executive directors and non-executive officer employees of IB upon the Distribution. This information is likely not indicative of awards that will be made under the IB Management Incentive Plan.

New Plan Benefits


                                                       CASH AWARDS UNDER COMPANY
                                                       MANAGEMENT INCENTIVE PLAN
                                                       AND COMPANY OMNIBUS STOCK
                  NAME AND POSITION                              PLAN
                  -----------------                    -------------------------
Allen J. Lauer........................................        $  572,019
 President and Chief Executive Officer
Garry W. Rogerson.....................................           157,378
 Vice President, Analytical Instruments
Raymond J. Shaw.......................................           128,577
 Vice President, NMR Instruments
Arthur W. Homan.......................................            25,495
 Vice President, General Counsel and Secretary
James L. Colbert......................................            12,190
 Controller
All Executive Officers as a Group.....................           907,849
All Non-Executive Directors as a Group(1).............                 0
All Non-Executive Officer Employees as a Group........         1,087,812

--------
(1) Non-executive directors are not eligible to receive awards under the IB Management Incentive Plan.

AMENDMENT AND TERMINATION OF THE IB MANAGEMENT INCENTIVE PLAN

  The IB Board may amend or terminate the IB Management Incentive Plan at any time and for any reason.

                         OWNERSHIP OF IB COMMON STOCK

  IB is currently a wholly owned subsidiary of the Company. IB Table IV sets forth information as to the beneficial ownership of IB Common Stock, as of the Distribution Date (and following the Distribution) as if the Distribution took place on December 15, 1998, by (a) each expected officer named in IB Table I,
(b) each expected director of IB and (c) all expected directors and executive officers of IB as a group. The information in IB Table IV is based on the ownership of the Company's Common Stock as of December 15, 1998 and the number of shares of IB Common Stock expected to be distributed to each existing stockholder of the Company in the Distribution. For information as to beneficial owners of 5% or more of the IB Common Stock after the Distribution, see "Stock Ownership--Principal Stockholders."

IB TABLE IV

                                        SHARES OF              PERCENT OF
                                 IB COMMON STOCK EXPECTED  OUTSTANDING SHARES
                                          TO BE              EXPECTED TO BE
NAME                             BENEFICIALLY OWNED(1)(2) BENEFICIALLY OWNED(1)
----                             ------------------------ ---------------------
John G. McDonald................          19,800 (3)                 *
Wayne R. Moon...................           6,836 (4)                 *
D. E. Mundell...................          16,400 (5)                 *
Elizabeth F. Tallett............           5,100 (6)                 *
Allen J. Lauer..................         233,510 (7)                 *
Garry W. Rogerson...............          15,751 (8)                 *
Raymond J. Shaw.................          34,516 (9)                 *
Arthur W. Homan.................          14,842(10)                 *
James L. Colbert................           4,000(11)                 *
All Expected Directors and
 Executive Officers of IB
 as a Group (9 persons).........         350,755(12)               1.2

--------
  * The percentage of shares of IB Common Stock expected to be beneficially owned does not exceed one percent of the shares of IB Common Stock expected to be outstanding.

 (1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of IB Common Stock which such person has the right to acquire within 60 days following December 15, 1998. For purposes of computing the percentage of outstanding shares of IB Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within 60 days following December 15, 1998 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Fractional shares are rounded down to the nearest whole share.

 (2) To IB's knowledge, unless otherwise indicated, the person named in the table has sole voting and investment power with respect to the shares or shares such voting and investment power with such person's spouse or children.

 (3) Includes 16,000 shares which may be acquired under exercisable stock options granted pursuant to the Company Omnibus Stock Plan.

 (4) Includes 6,000 shares which may be acquired under exercisable stock options granted pursuant to the Company Omnibus Stock Plan.

 (5) Includes (a) 12,000 shares which may be acquired under exercisable stock options granted pursuant to the Company Omnibus Stock Plan and (b) 3,400 shares held in a trust of which Mr. Mundell is co-trustee with his wife.

 (6) Includes 4,000 shares which may be acquired under exercisable stock options granted pursuant to the Company Omnibus Stock Plan.

 (7) Includes (a) 4,200 shares of restricted stock granted pursuant to the Company Omnibus Stock Plan, (b) 162,000 shares which may be acquired on or within 60 days of December 15, 1998 under stock options granted pursuant to the Company Omnibus Stock Plan and (c) 63,110 shares held in a trust of which Mr. Lauer is co-trustee with his wife.

 (8) Includes (a) 900 shares of restricted stock granted pursuant to the Company Omnibus Stock Plan and (b) 13,351 shares which may be acquired on or within 60 days of December 15, 1998 under stock options granted pursuant to the Company Omnibus Stock Plan.

 (9) Includes (a) 900 shares of restricted stock granted pursuant to the Company Omnibus Stock Plan and (b) 26,500 shares which may be acquired on or within 60 days of December 15, 1998 under stock options granted pursuant to the Company Omnibus Stock Plan.

(10) Includes (a) 584 shares of restricted stock granted pursuant to the Company Omnibus Stock Plan and (b) 11,666 shares which may be acquired on or within 60 days of December 15, 1998 under stock options granted pursuant to the Company Omnibus Stock Plan.

(11) Includes 2,600 shares which may be acquired on or within 60 days of December 15, 1998 under stock options granted pursuant to the Company Omnibus Stock Plan.

(12) Includes (a) 7,484 shares of restricted stock granted to executive officers pursuant to the Company Omnibus Stock Plan, (b) 278,117 shares which may be acquired on or within 60 days of December 15, 1998 by executive officers and directors under stock options granted pursuant to the Company Omnibus Stock Plan and (c) 66,510 shares as to which voting and/or investment power is shared (see certain of the foregoing footnotes).

                     THE SEMICONDUCTOR EQUIPMENT BUSINESS
      (WHICH WILL BECOME VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.
                          FOLLOWING THE DISTRIBUTION)

                            SELECTED FINANCIAL DATA

  The following table presents selected historical financial data of the Semiconductor Equipment Business. The information set forth below should be read in conjunction with "The Semiconductor Equipment Business Pro Forma Condensed Combined Financial Statements," "Management's Discussion and Analysis of Financial Condition and Results of Operations of the Semiconductor Equipment Business" and the historical financial statements and notes thereto of the Semiconductor Equipment Business included elsewhere in this Proxy Statement. The statement of earnings data set forth below for the fiscal years ended October 2, 1998, September 26, 1997 and September 27, 1996 and the balance sheet data at October 2, 1998 and September 26, 1997 are derived from, and are qualified by reference to, the audited financial statements of the Semiconductor Equipment Business included elsewhere in this Proxy Statement. The statement of earnings data for the fiscal years 1995 and 1994 and the balance sheet data at fiscal year end 1996, 1995 and 1994 are derived from unaudited financial data of the Semiconductor Equipment Business not included in this Proxy Statement.

  The historical financial information may not be indicative of the Semiconductor Equipment Business' future performance and does not necessarily reflect what the financial position and results of operations of the Semiconductor Equipment Business would have been had the Semiconductor Equipment Business operated as a separate, stand-alone entity during the periods presented.

                                                     FISCAL YEARS
                                        ---------------------------------------
                                         1998   1997(1)  1996    1995    1994
                                        ------- ------- ------- ------- -------
                                        (DOLLARS IN MILLIONS, EXCEPT PER SHARE
                                                       AMOUNTS)
STATEMENT OF EARNINGS DATA
Revenue................................ $342.9  $448.3  $667.2  $660.7  $476.6
Operating Earnings before Taxes........   16.3   105.9   122.3    92.5    39.2
  Taxes on earnings....................    4.9    34.9    43.0    33.8    12.8
Net Earnings...........................   11.4    71.0    79.3    58.7    26.4
Pro Forma Net Earnings Per Share(2).... $  0.38 $  2.33 $  2.56 $  1.74 $  0.77
BALANCE SHEET DATA AT YEAR END
Total assets........................... $224.6  $233.3  $312.1  $275.8  $242.2

--------
(1) Fiscal year 1997 results include a $51.0 million pre-tax gain ($33.2 million after-tax or $1.09 pro forma per share) on the sale of the Thin Film Systems business.
(2) The computation of pro forma net earnings per share is based on the weighted average number of shares of the Company's Common Stock outstanding during the respective periods, reflecting the anticipated ratio of one share of SEB Common Stock for each share of the Company's Common Stock outstanding at the time of the Distribution.

  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
              OPERATIONS OF THE SEMICONDUCTOR EQUIPMENT BUSINESS

  This discussion and analysis of financial condition and results of operations is based upon and should be read in conjunction with the combined financial statements of the Semiconductor Equipment Business and notes thereto included elsewhere in this Proxy Statement, as well as the information contained under "Business of SEB," "Risk Factors--Risks Relating to the Business of SEB" and "Risk Factors--Additional Risks Relating to Each of the Businesses." The combined financial statements of the Semiconductor Equipment Business generally reflect the results of operations, financial position and cash flows of the operations expected to be transferred to SEB in connection with the Internal Transfers and Distribution. Accordingly, the Semiconductor Equipment Business' combined financial statements have been carved out from the consolidated financial statements of the Company using the historical results of operations and historical basis of the assets and liabilities of the Semiconductor Equipment Business. The combined financial statements include, among other things, allocations of certain Company corporate assets (including pension assets), liabilities (including profit sharing and pension benefits) and expenses (including legal, accounting, employee benefits, insurance services, information technology services, treasury and other Company corporate overhead) to the Semiconductor Equipment Business using the allocation methodology described in Note 1 of the Notes to the Semiconductor Equipment Business Combined Financial Statements. The combined financial statements do not reflect any changes that may occur in the financing and operations of SEB as a result of the Distribution.

RESULTS OF OPERATIONS

 Fiscal Year

  SEB's fiscal years reported are the 52- or 53-week periods which ended on the Friday nearest September 30. Fiscal year 1998 comprises the 53-week period ended on October 2, 1998. Fiscal years 1997 and 1996 comprise the 52-week periods ended on September 26, 1997 and September 27, 1996, respectively.

  Fiscal Year 1998 Compared to Fiscal Year 1997

  Revenue. SEB's revenue of $343 million in fiscal year 1998 was 24% lower than its revenue of $448 million in fiscal year 1997. Adjusted for revenue attributable to the former Thin Films Systems ("TFS") business sold in June 1997, SEB's revenue was 10% lower in fiscal year 1998 than in fiscal year 1997. Starting in the first half of fiscal year 1998, the semiconductor industry began to experience a significant worldwide slowdown in equipment demand, brought about by depressed device pricing, excess capacity and the Asian financial crisis, all of which contributed to the lower revenue. Fourth quarter revenue of $42 million in fiscal year 1998 was 63% lower than the $115 million of fourth quarter revenue in fiscal year 1997.

  International revenue was $239 million, or 70% of SEB's revenue, in fiscal year 1998, compared to $231 million, or 52% of revenue, in fiscal year 1997. When adjusted for revenue attributable to the TFS business, international revenue was $208 million, or 55% of revenue, in fiscal year 1997. SEB's North American (primarily United States) revenue dropped from 45% of revenue in fiscal year 1997 to 30% of revenue in fiscal year 1998, while its Europe region revenue rose from 11% of revenue in fiscal year 1997 to 19% of revenue in fiscal year 1998. The aggregate of Taiwan, Japan and Korea revenue increased as a percentage of revenue, representing 39% of revenue in fiscal year 1997 and 45% of revenue in fiscal year 1998, with Taiwan accounting for most of the percentage increase in revenue.

  The semiconductor industry has been experiencing a slowdown of product demand and extreme volatility in product pricing. This slowdown and volatility have caused the semiconductor industry to reduce significantly or delay purchases of semiconductor manufacturing equipment and construction of new fabrication facilities. This slowdown and volatility are expected to continue throughout fiscal year 1999. These conditions have adversely affected and will continue to adversely affect SEB's results of operations.

  Royalty income decreased by $20 million or 65% in fiscal year 1998, compared to fiscal year 1997. Royalty income in fiscal year 1998 was primarily attributable to royalty bearing license agreements with Applied Materials and Tokyo Electron Limited ("TEL") for gas-assisted wafer heat transfer patents, and a royalty bearing license agreement with TEL for the use of MB/2/ technology, co-developed by the Company and TEL. The decrease in royalty income between 1997 and 1998 resulted primarily from the cessation of contractual obligations for TEL to pay royalties in connection with termination of a distribution agreement between TEL and the Company in the first quarter of fiscal year 1998, with the effect that royalties therefrom amounted to $3 million in fiscal year 1998 compared to $19 million in fiscal year 1997. Fiscal year 1999 royalty income is also anticipated to be lower than fiscal year 1998 royalty income.

  Gross Profit. SEB's gross profit of $118 million in fiscal year 1998 was 34% of revenue, compared to $185 million, or 41% of revenue, in fiscal year 1997. Adjusted for the gross profit attributable to the TFS business, SEB's gross profit in fiscal year 1997 was 43% of TFS-adjusted revenue. The decrease in gross profit as a percentage of revenue from fiscal year 1997 to fiscal year 1998 was primarily attributable to competitive pricing pressures encountered during the industry slowdown in the second half of fiscal year 1998, costs associated with excess capacity and the 65% decrease in royalty income.

  Research and Development. Research and development expenses of $41 million in fiscal year 1998 were 12% of revenue compared to $47 million, or 11% of revenue, in fiscal year 1997. After adjusting for research and development expenses attributable to the TFS business in fiscal year 1997, research and development expenses were $30 million, or 8% of TFS-adjusted revenue, in fiscal year 1997. The increase in research and development expense, on a TFS-adjusted basis, reflects SEB's increasing commitment to the development of new systems and processes and improving existing system capabilities. SEB's future operating results depend on its ability to maintain a competitive advantage in the products and services it provides.

  Marketing. Marketing expenses of $35 million in fiscal year 1998, down from $51 million in fiscal year 1997, were 10% of revenue in fiscal year 1998 and 11% in fiscal year 1997. Adjusted for marketing expenses attributable to the TFS business, SEB's marketing expenses were $40 million or 11% of TFS-adjusted revenue in fiscal year 1997. The balance of the decrease was attributable to decreased volume-related expenses.

  General and Administrative. General and administrative expenses of $25 million were 7% of revenue in fiscal year 1998, compared to $32 million, or 7% of revenue, in fiscal year 1997. Adjusted for general and administrative expenses attributable to the TFS business, SEB's general and administrative expenses were $25 million, or 7% of TFS-adjusted revenue in fiscal year 1997.

  Sale of Business. In June 1997, SEB completed the sale of its TFS business. Total proceeds received from the sale of the TFS business were $146 million in cash. The gain on the sale was $33 million, net of income taxes of $18 million. A $52 million reserve was recorded to cover, among other items, purchase price disputes, retained liabilities, transaction costs, employee terminations, facilities separation costs, indemnification obligations, litigation expense and other contingencies (See Note 5 of the Notes to the Semiconductor Equipment Business Combined Financial Statements). During the remainder of fiscal year 1997, $10.3 million of this reserve was used (primarily for the cash settlement of transaction and legal indemnification and defense costs). During fiscal year 1998, an additional $7.2 million of this reserve was used (primarily for the cash settlement of transaction, employee termination, facilities separation and legal indemnification and defense costs). The reserve as of October 2, 1998 was $34 million and related to costs associated with pending litigation and indemnity obligations relating to certain patent infringement claims by Applied Materials as well as purchase price disputes with Novellus arising out of the sale of the TFS business. See "Business of SEB--Legal Proceedings."

  Other Charges. In the fourth quarter of fiscal year 1998, SEB recorded a charge of approximately $6 million, relating primarily to inventory write-downs of approximately $4 million and to termination benefits of approximately $2 million for approximately 240 employees at its Massachusetts facilities. Inventory write-downs were charged to cost of revenue. At October 2, 1998, SEB had paid approximately $1 million of these termination benefits. The remaining $1 million in termination benefits is expected to be paid by the end of the third quarter of fiscal year 1999.

  Taxes on Earnings. SEB's effective income tax rate was 30.1% in fiscal year 1998, compared to 32.9% in fiscal year 1997. These rates are lower than the U.S. federal statutory rate principally due to the tax benefits arising from the use of a foreign sales corporation, tax credits and joint venture income. The fiscal year 1998 rate was less than the fiscal year 1997 rate as the tax credits in 1998 produced a higher tax benefit. Future tax rates may vary from the historic rates depending on the worldwide allocations of earnings and tax planning strategies.

  Net Earnings. Net earnings were $11 million ($0.38 pro forma per share) or 3% of revenue in fiscal year 1998. This represented an 84% reduction from the $71 million of net earnings ($2.33 pro forma per share) or 16% of revenue in fiscal year 1997. The decrease in net earnings primarily reflects the sale of the TFS business, which provided an after-tax gain of $33 million ($1.09 pro forma per share) in fiscal year 1997, and the other factors described above.

  Fiscal Year 1997 Compared to Fiscal Year 1996

  Revenue. SEB's revenue of $448 million in fiscal year 1997 was 33% lower than its revenue of $667 million in fiscal year 1996. Adjusted for revenue attributable to the TFS business, SEB's revenue was 26% lower in fiscal year 1997 than in fiscal year 1996. Beginning in the later half of fiscal year 1996, the semiconductor equipment industry began to experience a slowdown. The slowdown was a product of excess capacity and sharply decreasing device prices within the DRAM market segment. This slowdown lasted through the first half of fiscal year 1997, when industry conditions began to improve slightly as a result of strengthening demand from logic and microprocessor device manufacturers, primarily located in Taiwan.

  International revenue was $231 million, or 52% of SEB's revenue in fiscal year 1997, compared to $430 million, or 64% of revenue, in fiscal year 1996. SEB's North American (primarily United States) and Europe region revenue were 45% and 11% of revenue, respectively, in fiscal year 1997 compared to 34% and 12% of revenue, respectively, in fiscal year 1996. The aggregate of Taiwan, Japan and Korea revenue as a percentage of revenue was 39% in fiscal year 1997, compared to 50% in fiscal year 1996. Adjusted for revenue attributable to the TFS business, international revenue was $208 million, or 55% of SEB's revenue in fiscal year 1997, compared to $342 million, or 67% of revenue, in fiscal year 1996.

  Royalty income increased 8% in fiscal year 1997, compared to fiscal year 1996, primarily because of increased royalties for the license agreement with TEL for the use of MB/2/ technology.

  Gross Profit. SEB's gross profit of $185 million in fiscal year 1997, and $267 million in fiscal year 1996, represented 41% and 40% of revenue in fiscal year 1997 and fiscal year 1996, respectively. Adjusted for gross profit attributable to the TFS business, SEB's gross profit in fiscal year 1997 was 43% of TFS-adjusted revenue compared to 42% of TFS-adjusted revenue in fiscal year 1996. The slight increase in gross profit as a percentage of revenue was due to changes in product and territory mix, particularly the increase in higher-margin medium- current system sales.

  Research and Development. Research and development expenses of $47 million in fiscal year 1997 were 11% of revenue compared to $56 million, or 8% of revenue, in fiscal year 1996. Adjusted for research and development expenses attributable to the TFS business, research and development expenses represented 8% and 6% of TFS-adjusted revenue in fiscal year 1997 and fiscal year 1996, respectively. The $8 million reduction in research and development expenses from fiscal year 1996 to 1997 was primarily due to the sale of the TFS business in fiscal year 1997.

  Marketing. Marketing expenses of $51 million in fiscal year 1997 were 11% of revenue compared to $53 million, or 8% of revenue in fiscal year 1996. Adjusted for marketing expenses attributable to the TFS business, SEB's marketing expenses were $40 million or 11% of TFS-adjusted revenue in fiscal year 1997, compared to $35 million or 7% of TFS-adjusted revenue in fiscal year 1996. The increase on a TFS-adjusted basis between the fiscal years was a result of SEB's increased investment in process support, such as the Introduction Support Teams and Productivity Transfer Teams.

  General and Administrative. General and administrative expenses of $32 million were 7% of revenue in fiscal year 1997, compared to $36 million, or 5% of revenue, in fiscal year 1996. Adjusted for general and administrative expenses attributable to the TFS business, SEB's general and administrative expenses were 7% of TFS-adjusted revenue in fiscal year 1997 compared to 6% of TFS-adjusted revenue in fiscal year 1996. The reduction in general and administrative expenses between fiscal year 1996 and fiscal year 1997 was primarily due to the sale of the TFS business and decreased volume-related expenses.

  Taxes on Earnings. SEB's effective income tax rate was 32.9% in fiscal year 1997, compared to 35.1% in fiscal year 1996. The fiscal year 1997 rate was lower than the U.S. federal statutory rate principally due to the tax benefits arising from the use of a foreign sales corporation, tax credits and joint venture income. The fiscal year 1997 rate was less than the fiscal year 1996 tax rate as the fiscal year 1997 rate included a larger benefit from joint venture income.

  Net Earnings. Net earnings were $71 million ($2.33 pro forma per share) or 16% of revenue in fiscal year 1997. This was 11% lower than the $79 million in net earnings ($2.56 pro forma per share) or 12% of revenue in fiscal year 1996. The decline in earnings resulting from the reduction of revenue between fiscal year 1996 and fiscal year 1997 was significantly offset by the $33 million after-tax gain ($1.09 pro forma per share) in fiscal year 1997 from the sale of the TFS business.

RECENT ACCOUNTING PRONOUNCEMENTS

  In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. It is effective for SEB's 1999 fiscal year. The impact of the implementation of SFAS No. 130 on the combined financial statements of SEB has not yet been determined.

  In June 1997, the FASB issued SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information." SFAS No. 131 changes current practice under SFAS No. 14 by establishing a new framework on which to base segment reporting (referred to as the "management" approach) and also requires interim reporting of segment information. It is effective for SEB's 1999 fiscal year. The impact of the implementation of SFAS No. 131 on the reporting of SEB's segment information has not yet been determined.

  In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes a new model for accounting for derivatives and hedging activities and is effective for SEB's 2000 fiscal year. The impact of the implementation of SFAS No. 133 on the combined financial statements of SEB has not yet been determined.

LIQUIDITY AND CAPITAL RESOURCES

  SEB's debt has historically been incurred or managed at the parent level. In connection with the Distribution, it is anticipated that SEB will assume approximately $5 million of the Company's Notes Payable. SEB will not be able to rely on the earnings, assets or cash flows of HCS or IB after the Distribution nor, however, will its earnings, assets or cash flows be used to contribute to the capital requirements of those entities.

  The Company has used a centralized cash management system to finance its operations. Cash deposits from most of the businesses are transferred to the Company on a daily basis, and the Company funds its required disbursements. As the result, SEB reported no cash and cash equivalents at October 2, 1998 and September 27, 1997. Pursuant to the Distribution Agreement, SEB will receive a cash contribution from the Company such that SEB's cash and cash equivalents equal $100 million and its Consolidated Debt, expected to consist of Notes Payable, will not exceed $5 million. Such cash and cash equivalents are expected to represent SEB's principal source of liquidity for the foreseeable future. See "The Semiconductor Equipment Business Forecasted Capitalization." As of October 2, 1998, interest rates on the Company's outstanding Notes Payable ranged from

1.50% to 49.00%, and the weighted average interest rate on these Notes Payable was 1.96%. The specific Notes Payable that SEB will assume in connection with the Distribution will be determined in accordance with the Distribution Agreement. See "The Distribution Proposals--Proposal One: The Distribution-- Distribution Agreement." In addition, SEB may enter into one or more credit facilities for working capital and other general corporate purposes after the Distribution. Any such credit facility may contain certain representations and warranties, conditions, affirmative, negative and financial covenants and events of default customary for such facilities. SEB does not expect that it will have any outstanding borrowings under any such credit facility as of the Distribution.

  SEB generated $40 million of cash from operations in fiscal year 1998, compared to $72 million in fiscal year 1996. SEB used $3 million of cash for operations in fiscal year 1997. Fiscal year 1998 net income (plus non-cash charges for depreciation) was $19 million. Another major source of cash was the $38 million decrease in accounts receivable, partially offset by a $26 million decrease in accounts payable and accrued liabilities, all of which were attributable to reduced volume.

  SEB used $38 million for investing activities in fiscal year 1998. Cash used for investing activities in fiscal year 1998 was primarily for the acquisitions of a product line of Genus, Inc. and the remaining minority interest in Varian Korea Ltd. This compares to $141 million generated by investing activities, primarily the sale of the TFS business, in fiscal year 1997, which was partially offset by $11 million in capital expenditures. SEB used $22 million for investing activities in fiscal year 1996 primarily for capital expenditures.

  As a consequence of the industry slowdown, SEB currently has no plans to materially modify or expand its facilities or to make other material capital expenditures. Restructuring plans associated with the Distribution are currently being developed and may result in additional costs and expenditures. The Distribution Agreement provides that SEB is responsible for certain litigation described under "Business of SEB--Legal Proceedings" and further provides that SEB will indemnify IB and HCS for one-third of the costs, expenses and other liabilities of the Company relating to certain discontinued operations of the Company, including certain environmental liabilities. See "--Environmental Matters."

  SEB's liquidity is affected by many factors, some based on the normal operations of the business and others related to the uncertainties of the industry and global economies. Although SEB's cash requirements will fluctuate based on the timing and extent of these factors, management believes that cash generated from operations, together with the cash contribution to be made by the Company to SEB at the time of the Distribution and SEB's borrowing capability, will be sufficient to satisfy commitments for capital expenditures and other cash requirements for the current fiscal year and fiscal year 2000.

ENVIRONMENTAL MATTERS

  SEB's operations are subject to various foreign, federal, state and/or local laws regulating the discharge of materials into the environment or otherwise relating to the protection of the environment. This includes discharges into soil, water and air, and the generation, handling, storage, transportation and disposal of waste and hazardous substances. In addition, several countries are reviewing proposed regulations that would require manufacturers to dispose of their products at the end of a product's useful life. These laws have the effect of increasing costs and potential liabilities associated with the conduct of such operations.

  The Company has been named by the U.S. Environmental Protection Agency or third parties as a potentially responsible party under CERCLA at eight sites where the Company is alleged to have shipped manufacturing waste for recycling or disposal. The Company is also involved in various stages of environmental investigation and/or remediation under the direction of, or in consultation with, foreign, federal, state and/or local agencies at certain current or former Company facilities (including facilities disposed of in connection with the Company's sale of its Electron Devices business during fiscal year 1995 and the sale of its TFS business during fiscal year 1997). Expenditures by the Company for environmental investigation and remediation amounted to $5 million in fiscal year 1998, compared with $2 million in fiscal year 1997 and $5 million in fiscal year 1996.

  For certain of these sites and facilities, various uncertainties make it difficult to assess the likelihood and scope of further investigation or remediation activities or to estimate the future costs of such activities if undertaken. As of October 2, 1998, the Company nonetheless estimated that the future exposure for environmental related investigation and remediation costs for these sites and facilities ranged in the aggregate from $22 million to $49 million. The time frame over which these costs are expected to be incurred varies with each site and facility, ranging up to approximately 30 years as of October 2, 1998. Management believes that no amount in the foregoing range of estimated future costs is more probable of being incurred than any other amount in such range and therefore the Company has accrued $22 million in estimated environmental costs as of October 2, 1998. The amount accrued has not been discounted to present value.

  As to other sites and facilities, the Company has gained sufficient knowledge to be able to better estimate the scope and costs of future environmental activities. As of October 2, 1998, the Company estimated that the future exposure for environmental-related investigation and remediation costs for these sites and facilities ranged in the aggregate from $40 million to $74 million. The time frame over which these costs are expected to be incurred varies with each site and facility, ranging up to approximately 30 years as of October 2, 1998. As to each of these sites and facilities, management determined that a particular amount within the range of estimated costs was a better estimate of the future environmental liability than any other amount within the range, and that the amount and timing of these future costs were reliably determinable. Together, these amounts totaled $51 million at October 2, 1998. Accordingly, the Company has accrued $22 million as of October 2, 1998, which represents its best estimate of the future costs discounted at 4%, net of inflation. This accrual is in addition to the $22 million described in the preceding paragraph.

  Under the Distribution Agreement, SEB has agreed to indemnify HCS and IB for one-third of these environmental investigation and remediation costs, as adjusted for any insurance proceeds and tax benefits expected to be realized upon the payment of these costs. Accordingly, SEB had recorded $8 million as its portion of these estimated future costs for environmental liabilities as of October 2, 1998.

  The foregoing amounts are only estimates of anticipated future environmental related costs, and the amounts actually spent may be greater or less than such estimates. The aggregate range of cost estimates reflects various uncertainties inherent in many environmental investigation and remediation activities and the large number of sites and facilities involved. SEB believes that most of these cost ranges will narrow as investigation and remediation activities progress.

  SEB believes that its reserves are adequate, but as the scope of its obligation becomes more clearly defined, these reserves may be modified and related charges against earnings may be made. Although any ultimate liability arising from environmental related matters described herein could result in significant expenditures that, if aggregated and assumed to occur within a single fiscal year, would be material to SEB's financial statements, the likelihood of such occurrence is considered remote. Based on information currently available to management and its best assessment of the ultimate amount and timing of environmental related events, management believes that the costs of these environmental related matters are not reasonably likely to have a material adverse effect on the consolidated financial statements of SEB.

YEAR 2000

  General. The "Year 2000" problem refers to computer programs and other equipment with embedded microprocessors ("non-IT systems") which use only the last two digits to refer to a year, and which therefore might not properly recognize a year that begins with "20" instead of the familiar "19." As a result, those computer programs and non-IT systems might be unable to operate or process accurately certain date-sensitive data before or after January 1, 2000. Because SEB relies heavily on computer programs and non-IT systems, and relies on third parties which themselves rely on computer programs and non-IT systems, the Year 2000 problem if not addressed could adversely effect SEB's business, results of operations or financial condition.

  State of Readiness. SEB has initiated a comprehensive assessment of potential Year 2000 problems with respect to (1) internal systems, (2) products and (3) significant third parties with which SEB does business.

  SEB has substantially completed its assessment of potential Year 2000 problems in internal systems, which systems have been categorized as follows, in order of importance: (a) enterprise information systems; (b) enterprise networking and telecommunications; (c) factory-specific information systems;
(d) non-IT systems; (e) computers and packaged software; and (f) facilities systems. With respect to enterprise information systems, SEB in 1994 initiated replacement of its existing systems with a single company-wide system supplied by SAP America, Inc., which system is designed and tested by SAP for Year 2000 capability. Installation of that system has been staged to replace first those existing systems that are not Year 2000 capable. Installation of the new SAP system is approximately 70% complete, with 90% completion expected by July 1999 and full completion expected by the end of 1999. Upgrade of enterprise information systems is approximately 77% complete, with 96% completion expected by July 1999 and 100% completion expected by December 1999; upgrade of networking and telecommunications systems is approximately 95% complete, with 100% completion expected by July 1999; upgrade of factory-specific information systems is approximately 42% complete, with 67% completion expected by July 1999 and 84% completion expected by December 1999; and upgrade of non-IT systems, computers and packaged software is approximately 85% complete, with 100% completion expected by July 1999 (except in the case of some computers and packaged software, which might not be completed until December 1999) and upgrade of facilities systems is approximately 75% complete, with 100% completion expected by July 1999.

  SEB has initiated an assessment of potential Year 2000 problems in its current and previously-sold products. With respect to current products, that assessment and corrective actions are complete, and SEB believes that all of its current products are Year 2000 capable; however, that conclusion is based in part on Year 2000 assurances or warranties from suppliers of computer programs and non-IT systems which are integrated into or sold with SEB's current products.

  With respect to previously-sold products, SEB does not intend to assess Year 2000 preparedness of every product it has ever sold, but rather is focusing its assessments on products that will be under written warranties or are still relatively early in their useful life, are more likely to be dependent on non-IT systems that are not Year 2000 capable and cannot be easily upgraded with readily available externally-utilized computers and packaged software or with internally developed software. These assessments are expected to be substantially completed by April 1999. Where SEB identifies previously-sold products that are not Year 2000 capable, SEB intends in some cases to develop and offer to sell upgrades or retrofits, identify corrective measures which the customer could itself undertake or identify for the customer other suppliers of upgrades or retrofits. There may be instances where SEB will be required to repair and/or upgrade such products at its own expense. Schedules for completing those corrective actions vary considerably among SEB's businesses and products, but are generally expected to be substantially completed by July 1999.

  SEB is still assessing potential Year 2000 problems of third parties with which SEB has material relationships, which are primarily suppliers of products or services. These assessments will identify and prioritize critical suppliers, review those suppliers' written assurances on their own assessments and correction of Year 2000 problems, and develop appropriate contingency plans for those suppliers which might not be adequately prepared for Year 2000 problems. In this respect, SEB is requiring its suppliers to complete a questionnaire that was prepared and recommended by SEMATECH, an industry group comprised of U.S. semiconductor manufacturers and designed to assess each supplier's Year 2000 readiness. Additionally, officials of SEB plan to visit and audit the Year 2000 compliance efforts of all sole source suppliers, or those having a software content in their products. These assessments are expected to be substantially completed by August 1999.

  Costs. As of October 2, 1998, SEB estimates that it had incurred less than $1 million to assess and correct Year 2000 problems. Although difficult to assess, based on its assessment to date, SEB estimates that it will incur less than $1 million in additional costs to assess and correct Year 2000 problems, which costs are expected to be incurred throughout fiscal year 1999 and the first half of fiscal year 2000. All of these costs have been and will continue to be expensed as incurred.

  This estimate of future costs has not been reduced by expected recoveries from certain third parties, which are subject to indemnity, reimbursement or warranty obligations for Year 2000 problems. In addition, SEB expects that certain costs will be offset by revenue generated by the sale of upgrades and retrofits and other customer support services relating to Year 2000 problems. However, there can be no assurance that SEB's actual costs to assess and correct Year 2000 problems will not be higher than the foregoing estimate.

  Risks. Failure of SEB and its key suppliers to accurately assess and correct Year 2000 problems, would likely result in interruption of certain of SEB's normal business operations, which could have a material adverse effect on SEB's business, results of operations or financial condition. If SEB does not adequately identify and correct Year 2000 problems in its information systems it could experience an interruption in its operations, including manufacturing, order processing, receivables collection and accounting, such that there would be delays in product shipments, lost data and a consequential impact on revenues, expenditures and financial reporting. If SEB does not adequately identify and correct Year 2000 problems in its non-IT systems it could experience an interruption in its manufacturing and related operations, such that there would be delays in product shipments and a consequential impact on revenues. If SEB does not adequately identify and correct Year 2000 problems in previously-sold products it could experience warranty or product liability claims by users of products which do not function correctly. If SEB does not adequately identify and correct Year 2000 problems of the significant third parties with which it does business it could experience an interruption in the supply of key components or services from those parties, such that there would be delays in product shipments or services and a consequential impact on revenues.

  Management believes that appropriate corrective actions have been or will be accomplished within the cost and time estimates stated above. Although SEB does not expect to be 100% Year 2000 compliant by the end of 1999, SEB does not currently believe that any Year 2000 non-compliance in SEB's information systems will have a material adverse effect on SEB's business, results of operations or financial condition. However, given the inherent complexity of the Year 2000 problem, there can be no assurance that actual costs will not be higher than currently anticipated or that corrective actions will not take longer than currently anticipated to complete. Risk factors which might result in higher costs or delays include the ability to identify and correct in a timely fashion Year 2000 problems; regulatory or legal obligations to correct Year 2000 problems in previously-sold products; ability to retain and hire qualified personnel to perform assessments and corrective actions; the willingness and ability of critical suppliers to assess and correct their own Year 2000 problems, including the products they supply to SEB; and the additional complexity which will likely be caused by undertaking during fiscal year 1999 and fiscal year 2000 the separation of currently shared enterprise information systems as a result of the Distribution. See "Risk Factors--Risks Relating to the Distribution--Transitioning to New Information Technology Infrastructures."

  Because of uncertainties as to the extent of Year 2000 problems with SEB's previously-sold products and the extent of any legal obligation of SEB to correct Year 2000 problems in those products, SEB cannot yet assess risks to SEB with respect to those products. Because its assessments are not yet complete, SEB also cannot yet conclude that the failure of critical suppliers to assess and correct Year 2000 problems is not reasonably likely to have a material adverse effect on SEB's results of operations.

  Contingency Plans. With respect to SEB's enterprise information systems, SEB has a contingency plan if the SAP system is not fully installed before December 31, 1999. That plan primarily involves installation where necessary of a Year 2000 capable upgrade of existing information systems pending complete installation of the SAP system. That upgrade is currently in acceptance testing, and if functional will be held for contingency purposes.

  With respect to products and significant third parties, SEB intends, as part of its on-going assessment of potential Year 2000 problems, to develop contingency plans for more critical problems that might not have been corrected by December 31, 1999. It is currently anticipated that the focus of these contingency plans will be the possible interruption of supply of key components or services from third parties.

                                SEB MARKET RISK

FOREIGN CURRENCY EXCHANGE RISK

  As a global concern, SEB faces exposure to adverse movements in foreign currency exchange rates. This exposure may change over time as SEB's business practices evolve and could have a material adverse impact on SEB's financial results. Historically, SEB's primary exposures have related to non-U.S. dollar denominated sales and purchases throughout Europe and Asia. The Euro was adopted as a common currency for members of the European Monetary Union on January 1, 1999. SEB is evaluating, among other issues, the impact of the Euro conversion on its foreign currency exposure. Based on its evaluation to date, SEB does not expect the Euro conversion to create any change in its currency exposure due to SEB's existing hedging practices.

  At the present time, SEB hedges its currency exposures associated with certain assets and liabilities denominated in non-functional currencies and with anticipated foreign currency cash flows. SEB does not enter into forward exchange contracts for trading purposes. SEB's forward exchange contracts generally range from one to three months in original maturity, and no forward exchange contract has an original maturity greater than one year.

  Forward exchange contracts outstanding as of October 2, 1998 are summarized as follows:

                                                    NOTIONAL
                                                      VALUE    NOTIONAL   FAIR
                                                    PURCHASED VALUE SOLD VALUE
                                                    --------- ---------- ------
                                                      (DOLLARS IN THOUSANDS)
   Japanese yen....................................   $ --     $   231   $    7
   French francs...................................     --       2,884     (117)
   British pounds..................................     --          55      --
   Italian lira....................................      90        --        (5)
   German marks....................................     --       2,011     (108)
   Taiwan dollars..................................     --         910      (25)
   Korean won......................................     --       7,738       18
   Swiss francs....................................       6        --       --
                                                      -----    -------   ------
   Total...........................................   $  96    $13,829   $ (230)
                                                      =====    =======   ======

  There were no unrealized gains or losses for the forward exchange contracts as of fiscal year-end 1998. The fair value of forward exchange contracts generally reflects the estimated amounts that SEB would receive or pay to terminate the contracts at the reporting date, thereby taking into account and approximating the current unrealized and realized gains or losses of open contracts. The notional amounts of forward exchange contracts are not a measure of SEB's exposure.

INTEREST RATE RISK

  Although payments under certain of SEB's operating leases for its facilities are tied to market indices, SEB is not exposed to material interest rate risk associated with its operating leases.

                     THE SEMICONDUCTOR EQUIPMENT BUSINESS
               (WHICH WILL BECOME VARIAN SEMICONDUCTOR EQUIPMENT
                 ASSOCIATES, INC. FOLLOWING THE DISTRIBUTION)

          SUMMARY OF SIGNIFICANT CAPITALIZATION FORECAST ASSUMPTIONS

  The following financial forecast of the capitalization of SEB is based on forecasts and assumptions by the Company's management concerning events and circumstances that are expected to occur subsequent to the latest historical balance sheet date but prior to and including April 1, 1999 (the anticipated Distribution Date), including future results of operations and other events. For purposes of the forecasted capitalization at April 1, 1999, SEB's net earnings in the first six months of fiscal year 1999 are assumed to approximate the same level as in the last six months of fiscal year 1998, exclusive of approximately $5 million of restructuring costs to write down impaired assets and cover effects of workforce reductions at SEB's Massachusetts facilities. In addition, restructuring plans associated with the Distribution are currently being developed and may result in additional charges to SEB's equity. Assumptions with respect to events that will occur between October 3, 1998 and April 1, 1999, include the following:

  . Receipt of a cash contribution from the Company of $100 million and the assumption of Notes Payable of $5 million from the Company.

  . Amendment of SEB's certificate of incorporation to give SEB authorized capital stock of (i) 150,000,000 shares of SEB Common Stock of which approximately 29,909,061 shares will be issued and outstanding upon the Distribution (based upon the number of shares of the Company's Common Stock outstanding as of December 15, 1998) and (ii) 5,000,000 shares of preferred stock, $.01 par value per share, none of which will be issued and outstanding upon the Distribution.

  In the Company's management's judgment, the listed assumptions and forecasts reflect those material events or transactions that occurred since October 3, 1998 or are expected to occur prior to the anticipated Distribution Date, other than the potential restructuring charges discussed in the first paragraph above. There have been no changes in accounting principles anticipated in this capitalization forecast nor are any such changes currently contemplated.

LIMITATIONS ON PROJECTIONS AND FORECASTS

  The assumptions and estimates underlying the projected and forecasted data and information in this Proxy Statement are inherently uncertain and, although considered reasonable by management of the Company, are subject to significant business, economic and competitive uncertainties, many of which are beyond the control of the Company and its subsidiaries. Accordingly, there can be no assurance that the projected and forecasted financial results will be realized. In fact, actual results in the future usually will differ from the forecasted financial results and the differences may be material.

  Neither the Company nor any of its subsidiaries intends after the date of this Proxy Statement to update any forecasted or projected financial data or information contained in this Proxy Statement and the absence of such an update should not be construed as any indication regarding the views or beliefs of management of the Company (or of SEB after the Distribution) concerning the forecasted or projected data or information contained in this Proxy Statement.

                     THE SEMICONDUCTOR EQUIPMENT BUSINESS
               (WHICH WILL BECOME VARIAN SEMICONDUCTOR EQUIPMENT
                 ASSOCIATES, INC. FOLLOWING THE DISTRIBUTION)

                           FORECASTED CAPITALIZATION

  The following table sets forth the combined capitalization of SEB as of October 2, 1998 on a historical basis, forecasted at April 1, 1999 (the anticipated Distribution Date), and as adjusted to give effect to the Distribution and the other transactions contemplated by the Distribution Agreement. The significant assumptions used below have been described in "The Semiconductor Equipment Business (Which Will Become Varian Semiconductor Equipment Associates, Inc. Following the Distribution)--Summary of Significant Capitalization Forecast Assumptions" on the preceding page. The following data is qualified in its entirety by the financial statements of the Semiconductor Equipment Business and other information contained elsewhere in this Proxy Statement.

                                                     FORECASTED
                                          OCTOBER 2,     AT
                                             1998     APRIL 1,  PRO FORMA AFTER
                                          HISTORICAL  1999(1)   DISTRIBUTION(1)
                                          ---------- ---------- ---------------
                                                  (DOLLARS IN MILLIONS)
Cash and cash equivalents................   $  --      $ --         $100.0
                                            ======     =====        ======
Notes payable............................   $  --      $ --         $  5.0
                                            ======     =====        ======
Equity:
  Divisional Equity......................   $103.2     $ --         $  --
  Common stock, par value $.01 per share:
    authorized--150,000,000 shares
    issued and outstanding--none
     historical and 29,909,061
     pro forma...........................      --        0.3           0.3
  Preferred stock, par value $.01 per
   share:
    authorized--5,000,000 shares
    issued and outstanding--none
     historical or pro forma.............      --        --            --
  Capital in Excess of Par Value.........      --       94.9         189.9
                                            ------     -----        ------
      Total Equity.......................    103.2      95.2         190.2
                                            ------     -----        ------
        Total Capitalization.............   $103.2     $95.2        $190.2
                                            ======     =====        ======

--------
(1) See "The Semiconductor Equipment Business (Which Will Become Varian Semiconductor Equipment Associates, Inc. Following the Distribution)-- Summary of Significant Capitalization Forecast Assumptions" on the preceding page.

                     THE SEMICONDUCTOR EQUIPMENT BUSINESS
               (WHICH WILL BECOME VARIAN SEMICONDUCTOR EQUIPMENT
                 ASSOCIATES, INC. FOLLOWING THE DISTRIBUTION)

               PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

  The unaudited pro forma condensed combined financial statements of the Semiconductor Equipment Business, which will become SEB following the Distribution, set forth below consist of a pro forma balance sheet as of October 2, 1998 and a pro forma statement of earnings for the year ended October 2, 1998. The pro forma balance sheet was prepared to give effect to the Distribution as if it had occurred on October 2, 1998 and the pro forma statement of earnings was prepared to give effect to the Distribution as if it had occurred on September 27, 1997. The unaudited pro forma balance sheet set forth below does not purport to represent what the Semiconductor Equipment Business' financial position actually would have been had the Distribution occurred on the date indicated or to project the Semiconductor Equipment Business' financial position for any future date. The unaudited pro forma statement of earnings set forth below does not purport to represent what the Semiconductor Equipment Business' operations actually would have been or to project the Semiconductor Equipment Business' operating results for any future period. The unaudited pro forma adjustments are based upon currently available information and certain assumptions that the Semiconductor Equipment Business' management believes are reasonable. The unaudited pro forma statements should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations of the Semiconductor Equipment Business" and the historical financial statements of the Semiconductor Equipment Business and the notes thereto appearing elsewhere in this Proxy Statement.

                     THE SEMICONDUCTOR EQUIPMENT BUSINESS
               (WHICH WILL BECOME VARIAN SEMICONDUCTOR EQUIPMENT
                 ASSOCIATES, INC. FOLLOWING THE DISTRIBUTION)

             UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                                OCTOBER 2, 1998

                                                SEB       PRO FORMA       SEB
                                             HISTORICAL ADJUSTMENTS(1) PRO FORMA
                                             ---------- -------------- ---------
                                                    (DOLLARS IN MILLIONS)
                   ASSETS
Current Assets
  Cash and cash equivalents.................   $  --        $100.0      $100.0
  Other current assets......................    162.1          --        162.1
                                               ------       ------      ------
    Total current assets....................    162.1        100.0       262.1
Property, Plant and Equipment, net..........     38.8          --         38.8
Other Assets................................     23.7          --         23.7
                                               ------       ------      ------
    Total Assets............................   $224.6       $100.0      $324.6
                                               ======       ======      ======
           LIABILITIES AND EQUITY
Current Liabilities
  Notes payable.............................   $  --        $  5.0      $  5.0
  Other current liabilities.................    112.6          --        112.6
                                               ------       ------      ------
    Total Current Liabilities...............    112.6          5.0       117.6
Long-Term Debt..............................      --           --          --
Other Liabilities...........................      8.8          --          8.8
                                               ------       ------      ------
    Total Liabilities.......................    121.4          5.0       126.4
Equity......................................    103.2         95.0       198.2
                                               ------       ------      ------
Total Liabilities and Equity................   $224.6       $100.0      $324.6
                                               ======       ======      ======

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
(1) Assumes a cash contribution by the Company to SEB of $100.0 million and the transfer to SEB of $5.0 million in Notes Payable from the Company in connection with the Distribution.

                     THE SEMICONDUCTOR EQUIPMENT BUSINESS
               (WHICH WILL BECOME VARIAN SEMICONDUCTOR EQUIPMENT
                 ASSOCIATES, INC. FOLLOWING THE DISTRIBUTION)

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS

                               FISCAL YEAR 1998

                                                SEB       PRO FORMA       SEB
                                             HISTORICAL ADJUSTMENTS(1) PRO FORMA
                                             ---------- -------------- ---------
                                              (DOLLARS IN MILLIONS, EXCEPT PER
                                                       SHARE AMOUNTS)
Revenue.....................................   $342.9       $ --        $342.9
                                               ------       -----       ------
Operating Costs and Expenses
  Cost of revenue...........................    225.2         --         225.2
  Research and development..................     40.8         --          40.8
  Marketing.................................     35.2         --          35.2
  General and administrative................     25.3         --          25.3
                                               ------       -----       ------
    Total operating costs and expenses......    326.6         --         326.6
                                               ------       -----       ------
Operating Earnings..........................     16.3         --          16.3
  Interest expense..........................      --         (0.2)        (0.2)
                                               ------       -----       ------
Operating Earnings before Taxes.............     16.3        (0.2)        16.1
  Taxes on earnings.........................      4.9        (0.1)         4.8
                                               ------       -----       ------
Net Earnings................................   $ 11.4       $(0.1)      $ 11.3
                                               ======       =====       ======
Pro Forma Net Earnings Per Share(2).........   $ 0.38                   $ 0.38
                                               ======                   ======

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS

(1) Reflects pro forma adjustment for interest expense on $5.0 million of Notes Payable at an estimated annual rate of interest of 3.6%. A change of 25 basis points in this estimated annual rate of interest would impact pro forma interest expense by $13,000. The pro forma adjustment for income taxes is based upon statutory income tax rates.
(2) The computation of pro forma net earnings per share is based on the weighted average number of shares of the Company's Common Stock outstanding during fiscal year 1998, reflecting the anticipated ratio of one share of SEB Common Stock for each share of the Company's Common Stock outstanding at the time of the Distribution.

                                BUSINESS OF SEB

GENERAL

  SEB, a newly formed, wholly owned subsidiary of the Company, will own and operate the Semiconductor Equipment Business after the Distribution. References in this section to "SEB" refer to SEB and its subsidiaries after giving effect to the Internal Transfers and the Distribution. References in this section to the Semiconductor Equipment Business refer to the historical business and operations of the Semiconductor Equipment Business conducted by the Company prior to the Distribution.

OVERVIEW

  SEB designs, manufactures, markets and services semiconductor processing equipment used in the fabrication of integrated circuits. SEB is a leading supplier of ion implantation systems, key pieces of capital equipment used to manufacture semiconductor chips. SEB has shipped more than 2,500 systems worldwide, and more SEB ion implanters are at work than those from all other manufacturers combined.

  SEB provides customers with world-class products and support. SEB achieved the number one ranking for the second consecutive year in VLSI Research Inc.'s 1998 customer satisfaction survey. The annual study surveys semiconductor manufacturing customers worldwide. SEB was ranked as the industry's top large supplier of wafer processing capital equipment and received the highest overall point total ever achieved by a large equipment supplier.

  SEB equipment is used by virtually every major semiconductor manufacturer in the U.S., Europe, Japan, Korea and throughout the Asia Pacific region. Its award-winning support network offers chip producers around-the-clock, worldwide service, training and process support. SEB has become an industry leader in providing after-market products and services which reduce operating costs and extend the cost-effective life of its products.

  SEB's business depends upon the capital expenditures of semiconductor manufacturers, which in turn depend on the current and anticipated market demand for integrated circuits and products utilizing integrated circuits. The semiconductor industry has been experiencing a slowdown resulting from depressed DRAM pricing, manufacturing over-capacity and the economic difficulties affecting many Asian countries. This has caused semiconductor manufacturers to reduce their capital equipment investments, and in certain cases customers have either rescheduled or canceled capital equipment purchases.

BACKGROUND

 SEB

  SEB's role in the semiconductor fabrication market can be traced to the Company's pioneering work in ultra-high vacuum technology. In the 1960s, this ability to create ultra-high vacuum environments was applied to physics and space research projects. Since chip fabrication must also be performed in ultra-clean environments, the Company's vacuum expertise proved critical to the development of many of today's sophisticated systems. As the needs of the burgeoning semiconductor industry grew, the Semiconductor Equipment Business developed methods for controlling electron beams and ions in ultra-clean environments. It also conducted research into methods of manipulating and depositing new materials onto silicon wafers.

  The Semiconductor Equipment Business entered the ion implantation business in 1975 through the acquisition of Extrion Corporation, in Gloucester, Massachusetts. Since then, the Semiconductor Equipment Business has produced a complete line of medium and high current implanters. These systems introduce precise quantities of dopant materials into the wafers, creating desired electrical characteristics. In June 1997, the Semiconductor Equipment Business sold its TFS business, which made physical vapor deposition equipment, also known as sputtering systems, to Novellus. In July 1998, the Semiconductor Equipment Business acquired the high-energy ion implantation equipment product line of Genus, Inc. ("Genus").

 The Industry

  The semiconductor industry has experienced significant growth in recent years due to the continued increase of the personal computer market, the expansion of the telecommunications industry, the emergence of new applications such as consumer electronics products, wireless communications devices and portable computers and the increased semiconductor content in these electronics systems. Significant performance advantages and lower prices for integrated circuits have contributed to the growth and expansion of the semiconductor industry. In response to the growth in demand for integrated circuits, the semiconductor industry has significantly increased its manufacturing capacity through the expansion of existing facilities and construction of new facilities.

  The fabrication of integrated circuits requires a number of complex and repetitive processing steps, including deposition, photolithography, etch and ion implantation. Deposition is a process in which a film of either electrically insulating, or electrically conductive, material is deposited on the surface of a wafer. Photolithography is used to transfer a device or circuit pattern into a light-sensitive, resistant layer which, after development, can be used in turn to transfer the pattern onto the silicon surface. The etch process completes the transfer of the pattern into the various thin films used to make the integrated circuit. Finally, ion implantation provides a means for introducing dopant material into the silicon surface, typically into selected areas defined by the photolithographic process. These selectively doped areas become the electrical components of the integrated circuits.

  Semiconductor manufacturers generally measure the cost performance of their production equipment in terms of "cost per wafer," which is determined by factoring in the fixed costs for acquisition and installation of the system, its variable operating costs and its net throughput rate. A system with higher throughput allows the semiconductor manufacturer to recover the purchase price of the system over a greater number of wafers and thereby reduce the cost of ownership of the system on a per wafer basis. Throughput is most accurately measured on a net or overall basis, which takes into account the processing speed of the system and any non-operational downtime for cleaning, maintenance or other repairs. The increased costs of larger and more complex semiconductor wafers have made high yields extremely important in selecting processing equipment. To achieve higher yields and better film quality, implant systems must be capable of repeating the original process on a consistent basis without a disqualifying level of defects. This characteristic, known in the industry as "repeatability," is extremely important in achieving commercially acceptable yields. Repeatability is more easily achieved in those systems that can operate at desired throughput rates without requiring the system to approach its critical tolerance limits.

  The continuing evolution of semiconductor devices to smaller geometries and more complex multi-level circuitry has significantly increased the cost and performance requirements of the capital equipment used to manufacture these devices. Many of the advanced 200mm fabrication lines that are currently planned, or in construction, will cost over $1 billion each, representing a substantial increase over the costs of prior generation fabrication facilities. Increased capital depreciation costs will continue to become a much larger percentage of the aggregate production costs for semiconductor manufacturers relative to labor, materials and other variable manufacturing costs. As a result, there has been an increasing focus by the semiconductor industry on obtaining increased productivity and higher returns from its semiconductor manufacturing equipment, thereby reducing the effective cost of ownership of such systems.

PRODUCTS

  SEB designs and manufactures a broad range of implant tools, using data-driven quality processes to produce reliable systems and provide total support to its customers. SEB's products are used for ion implantation in semiconductor manufacturing. During ion implantation, silicon wafers are bombarded by a high-velocity beam of electrically charged ions. These ions penetrate film materials at selected sites, changing their electrical properties.

  SEB entered the medium current portion of the implantation market in 1971. Its medium current ion implanters include the VIISta(TM) 810 (a 300mm-compatible product), the EHP-220, and the EHP-500. The EHP-220 and EHP-500 are the third evolutionary generations of the E-series, the world's most widely accepted medium current machines.

  SEB entered the high-current portion of the implant market in 1981. Its high current ion implanters include the VIISta(TM) 80 and the SHC-80 (both 300mm-compatible products), the VIISion(TM) 80 LE and the VIISion(TM) 200 LE. VIISion(TM) LE is acknowledged as the most economical batch system available today. It offers tripled low-energy boron beam currents, increased mechanical throughput, and an improved particle specification. The SHC-80 is the world's first, serial-process, high current implanter. It is compatible with both 200mm wafers and 300mm wafers for advanced processes. The SHC-80 promises throughput improvements up to 30 percent greater than the same process on batch machines. The VIISta(TM) 80 extends the SHC-80's performance to sub-KeV energy levels.

  SEB's high-energy (MeV) ion implantation equipment product line, purchased from Genus in fiscal year 1998, represents an excellent fit with SEB's existing medium and high current product lines, and offers a rapid entry to the fast growing, high-energy sector of the industry.

  Over 85% of the SEB implanters shipped since 1975 are still in use through a comprehensive upgrade and refurbishment program and world-class support network that continually improves the capability of older systems.

CUSTOMER SUPPORT AND SERVICES

  SEB provides a range of innovative customer support products designed to improve the productivity of its worldwide customers as well as to provide a direct link to SEB factories and research centers.

  Remote Assist(TM) is a completely new semiconductor equipment service capability that quickly puts product experts "virtually' into customer fabrication facilities. This offering uses advanced video conferencing capabilities and a new video helmet for linking on-site engineers with SEB support offices and factories.

  The Introduction Support Teams and Productivity Transfer Teams assist the customer in bringing SEB implanters up, and in making them productive as quickly as possible. These teams speed process qualification and smooth integration into the production environment, often reducing installation time by anywhere from two to more than five weeks.

  FAB Care Plus(TM) is a unique program which encourages customers to tailor an overall support program that meets a company's specific needs--whether it be for a research facility or an offshore production facility. FAB Care Plus(TM) solutions can be implemented around the world to provide consistent and reliable support.

  For parts management, SEB has strategically placed Parts Banks throughout the world to provide carefully regulated inventory, global delivery and logistics services. SEB also offers a comprehensive consumable parts program that can be tailored to the individual fabrication facility.

  Through VEDoc(TM), an electronic documentation system, customers can easily access information about its implanters. All assembly drawings, schematics, parts lists, maintenance and operation manuals, and video-illustrated maintenance procedures are available in this easy-to-follow CD-ROM format.

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

  SEB's commitment to customer service extends to training and support. It operates applications laboratories on three continents that contain not only the latest equipment, but also the latest technology. For instance, SEB's Ion Implant Systems VIP facility, with a class 1/10 cleanroom, a post-implant process laboratory, process training and applications support is available to handle customer wafers for process evaluation and to assist with new process requirements.

MARKETING AND SALES

  Historically, SEB has sold close to one-half of its systems in any particular period to its top ten customers. Revenue from SEB's ten largest customers in fiscal years 1998, 1997 and 1996 accounted for 47%, 46% and 52% of revenue, respectively. SEB expects that sales of its products to relatively few customers will continue to account for a high percentage of its revenue in the foreseeable future. During fiscal year 1998, revenue from Intel Corporation ("Intel") accounted for 14% of SEB's revenue, and Intel was the only customer that accounted for 10% or more of SEB's revenue during that period.

  SEB has sold one or more ion implantation product to each of the 20 largest semiconductor manufacturers in the world. SEB's sales objective is to work closely with customers to secure purchase orders for multiple systems as such customers expand existing facilities and build next-generation, wafer facilities. SEB seeks to build customer loyalty and to achieve a high level of repeat business by offering highly reliable products, comprehensive field support and a responsive parts replacement and service program.

  None of SEB's customers has entered into a long-term agreement requiring it to purchase SEB's products. SEB believes that sales to certain of its customers will decrease in the near future as those customers complete current purchasing requirements for new or expanded fabrication facilities. Although the composition of the group comprising SEB's largest customers has varied from year to year, the loss of a significant customer or any reduction in orders from any significant customer, including reductions due to customer departures from recent buying patterns, market, economic or competitive conditions in the semiconductor industry or in the industries that manufacture products utilizing integrated circuits, could adversely affect SEB's business, financial condition and results of operations. In addition, sales of SEB's systems depend, in significant part, upon the decision of a prospective customer to increase manufacturing capacity in an existing fabrication facility or to transfer a manufacturing process to a new fabrication facility, both of which typically involve a significant capital commitment. In addition, SEB has from time to time experienced delays in finalizing system sales following initial system's qualification. Due to these and other factors, SEB's systems typically have a lengthy sales cycle during which SEB may expend substantial funds and management effort. See "Risk Factors--Risks Relating to the Business of SEB--Variability of Operating Results."

  The ability to provide prompt and effective field support is critical to SEB's sales efforts, due to the substantial operational and financial commitments made by customers which purchase ion implantation systems. SEB's strategy of supporting its installed base through both its customer support and research and development groups has served to encourage use of SEB's systems in production applications and has accelerated penetration of certain key accounts. SEB believes that its marketing efforts are enhanced by the technical expertise of its research and development personnel, who provide customer process support and participate in a number of industry forums such as conferences and technical publications.

  SEB has 6 sales and service offices located in the United States and 11 in Western Europe and Asia for a total of 17 worldwide. SEB has a global infrastructure of sales, marketing and service engineers linked through SEB's Knowledge Network(TM), Lotus Notes(R) and SAP(R) operating systems, allowing SEB to globally review bookings and sales forecasts against detailed account management plans. SEB's spare parts distribution capability has been benchmarked by Intel as the best in the industry. Through modeling of parts usage by equipment type, installed base distribution, freight, routes and specific customs regulations, SEB has developed an infrastructure of parts distribution and warehousing through partnering with Federal Express.

  The Semiconductor Equipment Business has a long and direct presence in Europe. From 1978 to 1996, the Company's semiconductor equipment was sold and serviced in Japan by Tokyo Electron Ltd. ("TEL"). During much of the 18-year relationship, a joint venture, TEL-Varian Ltd., manufactured or customized equipment in Japan for the Semiconductor Equipment Business. In December 1996, the Company and TEL revised their relationship to enable Japanese customers to have more direct access to the Semiconductor Equipment Business' product, engineering and support organizations worldwide. Shortly thereafter, the Company formed a wholly-owned subsidiary, Varian Japan, K.K., that today provides direct support of SEB's growing Japanese customer base.

  Using the original TEL joint venture relationship as a model, the Company formed Varian Korea Ltd. ("VKL") in 1985 with its distributor in Korea. What started as a venture for handling sales and service of semiconductor equipment and vacuum products in Korea was expanded to include manufacturing in 1989. Its 63,000-square-foot factory in Songtan City includes a Class 10,000 manufacturing area. In January 1998, the Company purchased the remaining 39% of the VKL joint venture held by the original joint venture partner.

  Managing global operations and sites located throughout the world presents challenges associated with cultural diversities and organizational alignment. Moreover, each region in the global semiconductor equipment market exhibits unique characteristics that can cause capital equipment investment patterns to vary significantly from period to period. Although international markets provide SEB with significant growth opportunities, periodic economic downturns, trade balance issues, political instability and fluctuations in interest and foreign currency exchange rates are all risks that could affect global product and service demand. Many Pacific Rim countries are currently experiencing a significant economic downturn and are continuing to experience further banking and currency difficulties that could lead to a deepening of the economic recession in those countries. Specifically, the decline in value of the Korean currency, together with difficulties obtaining credit, have resulted in a decline in the purchasing power of SEB's Korean customers. This in turn has resulted in the cancellation or delay of orders for SEB's products from Korean customers, thus adversely affecting SEB's results of operations. In addition, if Japan's economy weakens further, investments by Japanese customers may be negatively affected, and it is possible that economic recovery in other Pacific Rim countries could be delayed. SEB actively manages its exposure to changes in foreign currency exchange rates, but there can be no assurance that future changes in foreign currency exchange rates will not have a material adverse effect on its results of operations or financial condition.

  International revenue of SEB for the year ended October 2, 1998 was approximately $239 million, or 70% of revenue. For fiscal years 1997 and 1996, international revenue of SEB was approximately $231 million and $430 million, respectively, or 52% and 64% of revenue, respectively. For the fiscal year ended October 2, 1998, revenue of SEB from customers in North America (primarily the United States), Taiwan, Europe, Japan and Korea were approximately 30%, 24%, 19%, 11% and 9%, respectively, of SEB's total revenue. For the fiscal year ended September 26, 1997, revenue of SEB from customers in North America (primarily the United States), Taiwan, Europe, Japan and Korea were approximately 45%, 19%, 11%, 9% and 11%, respectively, of SEB's total revenue. SEB's business is not seasonal in nature, but it is cyclical based on the capital equipment investment expenditures of major semiconductor manufacturers. These expenditure patterns are based on many factors, including anticipated market demand for integrated circuits, the development of new technologies and global economic conditions. The cyclicality in the semiconductor equipment market over the last several years has resulted in a decline in sales since 1996, with orders and backlog under continuous pressure. This situation is the combined result of an oversupply in memory chips, a decline in PC demand and the rippling of the Asian financial crises through the Korean, Taiwanese and Japanese markets. See "Risk Factors-- Additional Risks Relating to Each of the Businesses--International Sales and Manufacturing."

BACKLOG

  As of October 2, 1998, SEB's backlog was $80 million, as compared to a backlog of $151 million at September 26, 1997. SEB includes in its backlog only those orders for which it has accepted purchase orders and assigned shipment dates within twelve months. All orders are subject to cancellation or rescheduling by customers with limited or no penalties. Due to possible changes in system delivery schedules, cancellations of orders and delays in systems shipments, SEB's backlog at any particular date is not necessarily indicative of actual sales for any succeeding period.

MANUFACTURING

  SEB manufactures its products at its production facilities in Gloucester, Massachusetts; Newburyport, Massachusetts (recently acquired); Songtan, Korea; and Yamanashi, Japan. SEB's Gloucester facility has become the low-cost manufacturer of ion implanters through the use of advanced manufacturing methods and technologies, including, just-in-time, demand flow technology, statistical process control and solids modeling. Despite operating in a cyclical and competitive market, SEB has strengthened its profitability by steadily increasing efficiency and reducing operating expenses. SEB has also significantly reduced its costs through a reduction in rework, scrap, warranty and testing costs. See "Risk Factors--Additional Risks Relating to Each of the Businesses--International Sales and Manufacturing."

  SEB's manufacturing activities consist primarily of assembling and testing components and subassemblies, which are acquired from third-party suppliers and then integrated into a finished system by SEB. SEB utilizes an outsourcing strategy for the manufacture of major subassemblies and performs system design, assembly and testing in-house. SEB believes that outsourcing enables it to minimize its fixed costs and capital expenditures while also providing the flexibility to increase production capacity. This strategy also allows SEB to focus on product differentiation through system design and quality control. Through the use of manufacturing specialists, SEB believes that its subsystems incorporate advanced technologies in robotics, vacuum and microcomputers. SEB works closely with its suppliers on achieving mutual cost reduction through joint design efforts.

  SEB manufactures its systems in clean-room environments which are similar to the clean rooms used by semiconductor manufacturers for wafer fabrication. This procedure is intended to reduce installation and production qualification times and the amount of particulates and other contaminants in the assembled system, which in turn improves yield and reduces downtime for the customer. Following disassembly, the tested system is packaged in multiple layers of plastic shrink-wrap to maintain cleanroom standards during shipment.

  SEB uses outsourcing to take advantage of economies of scale at outside manufacturing facilities and to alleviate manufacturing bottlenecks. SEB purchases material and components from various suppliers that are either standard products or built to SEB specifications. Some of the components and subassemblies included in SEB's products are obtained from a limited group of suppliers. Although SEB seeks to reduce its dependence on these limited sources, disruption or termination of certain of these sources could occur and such disruptions could have at least a temporary adverse effect on SEB's operations. Moreover, a prolonged inability to obtain certain components could have a material adverse effect on SEB's business, financial condition and results of operations and could result in damage to customer relationships.

  Quality efforts at SEB begin with product development. SEB uses 3D, computer-aided design, finite element analysis and other computer-based modeling methods to prove new designs. A SEB implanter design is thoroughly tested and proven throughout all stages of development before the first production system is built. Concurrent engineering programs ensure that new designs are quickly and successfully integrated into manufacturing.

COMPETITION

  The semiconductor manufacturing equipment market is highly competitive and is characterized by a small number of large players and over 250 small domestic and foreign participants. The larger companies include Applied Materials, Lam Research, Eaton, Novellus, TEL, Nikon, Canon and ASML. SEB faces significant competitive factors in the ion implantation market. Within this segment, as reported for calendar 1997 by Dataquest, SEB, Eaton, Applied Materials, Nissin and Ulvac had 35%, 45%, 13%, 4% and 3%, respectively, of the market share for ion implantation equipment.

  Significant competitive factors in the ion implantation market include relationships, price/cost of ownership, technological performance, distribution and financial viability. Other significant competitive factors in the semiconductor equipment market include system performance and flexibility, cost, the size of each manufacturer, its installed customer base, capability for customer support and breadth of product line. SEB believes it competes favorably in each of these categories. For example, its gradual transition from joint ventures and distributor agreements to direct selling and service has given SEB the ability to serve customers on a global basis through the management of information critical to consistent, timely delivery of services and products. Management believes that to remain competitive it will require significant financial resources to offer a broad range of products, to maintain customer service and support centers worldwide and to invest in product and process research and development.

  Certain of SEB's existing and potential competitors have substantially greater financial resources and more extensive engineering, manufacturing, marketing and customer service and support organizations. SEB expects its competitors to continue to improve the design and performance of their current products and processes and to introduce new products and processes with enhanced price and performance characteristics. If SEB's competitors enter into strategic relationships with leading semiconductor manufacturers covering ion implantation products similar to those sold by SEB, its ability to sell its products to those manufacturers could be adversely affected.

  In addition, a substantial investment is required by customers to install and integrate capital equipment into a semiconductor production line. As a result, once a semiconductor manufacturer has selected a particular vendor's capital equipment, SEB believes that the manufacturer will be generally reliant upon that equipment for the specific production line application. Accordingly, SEB may experience difficulty in selling a product line to a particular customer for a significant period of time if that customer selects a competitor's product. Increased competitive pressure could lead to lower prices for SEB's products, thereby materially and adversely affecting SEB's business, financial condition and results of operations. There can be no assurance that SEB will be able to compete successfully in the future. See "Risk Factors--Additional Risks Relating to Each of the Businesses-- Competition."

RESEARCH AND DEVELOPMENT

  The semiconductor manufacturing industry is subject to rapid technological change requiring new product introductions and enhancements. SEB's ability to remain competitive in this market will depend in part upon its ability to develop new and enhanced systems and to introduce these systems at competitive prices and on a timely and cost-effective basis. Accordingly, SEB devotes a significant portion of its personnel and financial resources to research and development programs and seeks to maintain close relationships with its customers to remain responsive to their product needs.

  SEB's current research and development efforts are directed at development of new systems and processes and improving existing system capabilities. SEB is focusing its research and development efforts on the completion of the VIISta(TM) platform, the next generation ion implant system. VIISta(TM) is designed to cover the complete range of implants required for the next several generations of integrated circuits and extend production capability to 0.10 micron geometries. VIISta(TM) medium and high current systems were introduced in mid-1998 and are expected to achieve production implementation by mid-1999. SEB is currently developing the next generation VIISta(TM) high-energy system with the goal of demonstrating advanced capabilities of serial implantation to this market segment in 1999.

  Worldwide expenditures by SEB (net of customer funding) for research and development during fiscal years 1998, 1997 and 1996 were $41 million, $47 million and $56 million, respectively, or approximately 12%, 11% and 8% of revenue, respectively. SEB expects in future years that research and development expenditures will continue to represent a substantial percentage of revenue.

  The success of SEB in developing, introducing and selling new and enhanced systems depends upon a variety of factors, including new product selection, timely and efficient completion of product design and development, timely and efficient implementation of manufacturing and assembly processes, product performance in the field and effective sales and marketing. There can be no assurance that SEB will be successful in selecting, developing, manufacturing and marketing new products or in enhancing its existing products. SEB's inability to complete the development or meet the technical specifications of any of its new systems or enhancements or to manufacture and ship these systems or enhancements in volume in a timely manner would materially and adversely affect SEB's business, financial condition and results of operations. See "Risk Factors-- Risks Relating to the Business of SEB--Technological Change and Dependence on New Products."

PATENT AND OTHER PROPRIETARY RIGHTS

  As a leader in the manufacture and sale of ion implantation equipment, SEB has pursued a policy of seeking patent, copyright, trademark and trade secret protection in the United States and other countries for developments, improvements and inventions originating within its organization that are incorporated in SEB's products or that fall within its fields of interest. As of October 2, 1998, SEB owned approximately 119 patents in the United States and approximately 219 patents throughout the world, and had approximately 84 patent applications on file with various patent agencies worldwide. SEB intends to file additional patent applications as appropriate.

  SEB relies on a combination of copyright, trade secret and other laws, and contractual restrictions on disclosure, copying and transferring title to protect its rights. SEB has trademarks, both registered and unregistered, that are maintained and enforced to provide customer recognition for its products in the marketplace. SEB also has agreements with third parties that provide for licensing of patented or proprietary technology. These agreements include royalty-bearing licenses and technology cross-licenses. The loss of certain of such licenses could have a material adverse effect on SEB's business. In particular, the current royalty bearing license agreements with Applied Materials and TEL for gas-assisted wafer heat transfer patents produced approximately $5.9 million in royalties in fiscal year 1998 and over $40 million in royalties since 1992. The principal patent covered by these licenses will expire on July 14, 2004.

  SEB's competitors, like companies in many high-technology businesses, routinely review the products of others for possible conflict with their own patent rights. There has also been substantial litigation regarding patent and other intellectual property rights in semiconductor-related industries. As set forth in "--Legal Proceedings" below, SEB is currently involved in such litigation and there can be no assurances as to the results of such litigation. There can be no assurance that SEB or its licensors or suppliers will not be subject to additional claims of patent infringement or that any claim will not require that SEB pay substantial damages or delete certain features from its products or both. See "Risk Factors--Additional Risks Relating to Each of the Businesses--Uncertain Protection of Patent and Other Proprietary Rights."

SALE OF BUSINESS

  Effective as of June 13, 1997, the Semiconductor Equipment Business completed the sale of its TFS business. Total proceeds received from the sale were $145.5 million in cash. A $51.5 million reserve was recorded to cover, among other items, purchase price disputes, retained liabilities, transaction costs, employee terminations, facilities separation costs, indemnification obligations, litigation expense and other contingencies. The gain on the sale was $33.2 million (net of income taxes of $17.8 million).

ENVIRONMENTAL MATTERS

  For a discussion of environmental matters, see "Management's Discussion and Analysis of Financial Condition and Results of Operations of The Semiconductor Equipment Business--Environmental Matters."

EMPLOYEES

  At October 2, 1998, SEB had a total of approximately 1,232 full-time and temporary employees worldwide--864 in North America, 292 in Asia and 76 in Western Europe. None of SEB's employees based in the United States is subject to collective bargaining agreements and SEB has never experienced a work stoppage, slowdown, or strike. SEB's employees based in certain foreign countries may, from time to time, be subject to collective bargaining agreements. SEB currently considers its employee relations to be good.

  SEB's success depends to a significant extent upon a limited number of key employees and other members of senior management of SEB. The loss of the services of one or more of these key employees could have a material adverse effect on SEB. The success of SEB's future operations depends in large part on SEB's ability to recruit and retain engineers and technicians, as well as marketing, sales, service and other key personnel, who are in competitive demand and limited supply because of the unique skill sets required. SEB's inability to attract and retain the personnel it requires could have a material adverse effect on SEB's results of operations.

PROPERTIES

  SEB has 6 sales and service offices located in the United States and 11 located outside of the United States, including offices in France, Germany, Hong Kong, Japan, Korea, Singapore, Taiwan, and the United Kingdom. SEB has two manufacturing facilities located in Massachusetts, one in Korea and one in Japan, in addition to its headquarters facility in Gloucester, Massachusetts and its research center located in Palo Alto, California. These offices and facilities aggregate more than 562,000 square feet of which 209,000 square feet is leased. Since 1994, the manufacturing facilities have been registered to the internationally recognized ISO 9001 quality standard. Field support operations in the U.S., Korea, France and Taiwan have been registered to the ISO 9002 standard.

  SEB's management does not believe there is any material, long-term, excess capacity in SEB's facilities, although utilization is subject to change based on customer demand. Furthermore, SEB's management believes that SEB's facilities and equipment generally are well-maintained, in good operating condition, suitable for SEB's purposes, and adequate for its present operations.

LEGAL PROCEEDINGS

  In June 1997, Applied Materials filed a civil action in the U.S. District Court for the Northern District of California alleging infringement of four patents relating to sputter coating systems (the "Applied Litigation"). Applied Materials contends that the Applied Materials patents are infringed by the M2i, MB/2/(TM) and Inova(TM) systems that were made and sold by the Company's TFS business prior to the Company's sale of its TFS business to Novellus effective as of June 13, 1997. The complaint requests unspecified money damages and an injunction preventing further alleged infringement and requests that any damages awarded be increased up to three-fold for the Company's and Novellus' alleged willful infringement. Novellus was subsequently added as a defendant in this action and, as part of the sale of the TFS business, the Company agreed to indemnify Novellus for certain damages it may suffer as a result of such litigation and to reimburse Novellus for up to $7.5 million of its litigation expenses (of which $1.4 million had been reimbursed as of October 2, 1998). The Company's answer denied infringement and asserted that Applied Materials' patents are invalid and that one of the asserted patents is unenforceable. The Company also filed a separate suit seeking damages and injunctive relief against Applied Materials contending that certain of Applied Materials' business practices violated antitrust laws. That action has been procedurally related to the infringement case and is pending before the same judge. Novellus has asserted three of its patents, obtained as part of its purchase of the TFS business, against Applied Materials. Discovery has begun but no date has been set for completion of discovery. During the fourth quarter of fiscal year 1998, the Company and Applied Materials began informal discussions concerning the possibility of resolving some or all of the issues raised by the Applied Litigation and the Company's antitrust suit through settlement or mediation. Discussions regarding a proposed procedure for non-binding mediation are continuing but have not yet resulted in a definitive mediation arrangement. On December 9 and 10, 1998, the Court held a "Markman" hearing for the purpose of determining how the various claims of the four Applied Materials and the three Novellus patents should be interpreted. The parties are awaiting this decision. Pursuant to the Distribution Agreement, SEB has agreed to indemnify IB and HCS for any costs, liabilities or expenses with respect to any legal proceedings relating to the Semiconductor Equipment Business, including the Applied Litigation. In the event of an outcome unfavorable to SEB, SEB might be liable for damages for past sales up to the June 1997 closing date of the sale of the TFS business to Novellus and may have to pay Novellus under the indemnification obligations described above. See Note 10 to the Notes to Combined Financial Statements of the Semiconductor Equipment Business of Varian Associates, Inc.

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

  In connection with the sale of the TFS business, Novellus has submitted to arbitration a claim against the Company arising out of a dispute over the closing date balance sheet, for which SEB has also agreed to indemnify HCS and IB. In addition, SEB has agreed to pay for one-third of the costs, liabilities and expenses of SEB and HCS with respect to certain legal proceedings relating to discontinued operations of the Company. See "The Distribution Proposals-- Proposal One: The Distribution--Distribution Agreement."

  SEB is also involved in certain other legal proceedings arising in the ordinary course of its business. While there can be no assurances as to the ultimate outcome of any litigation involving SEB, management does not believe any pending legal proceeding will result in a judgment or settlement that will have a material adverse effect on SEB's financial position, results of operations or cash flows. See "Risk Factors--Risks Relating to the Business of SEB--Legal Proceedings."

                               MANAGEMENT OF SEB

BOARD OF DIRECTORS OF SEB

  Prior to the Distribution Date, the Company, as sole stockholder of SEB, expects to elect the five persons identified below to the board of directors of SEB (the "SEB Board"). Each individual listed below (other than Richard A. Aurelio) is currently a director of the Company and will resign from the Board of Directors of the Company effective as of the Distribution Date. The SEB Board will be divided into three classes. Directors for each class will be elected at the annual meeting of stockholders held in the year in which the term for such class expires and will serve thereafter for three years.

  The following table sets forth names, in alphabetical order, and information about the five persons who are expected to serve as directors of SEB after the Distribution.

                          INITIAL
 NAME, AGE AND CURRENT     TERM
  PRINCIPAL OCCUPATION    EXPIRES                       INFORMATION
 ---------------------    -------                       -----------
Richard A. Aurelio,        2002   Mr. Aurelio is the Executive Vice President of the
 54,....................          Company responsible for the Semiconductor Equipment Business.
 Executive Vice                   Mr. Aurelio joined the Company in 1991 from a position
 President of the                 as Executive Vice President of Holland's ASM
 Company                          Lithography, where he was also President of its U.S.
                                  affiliate. He was hired as President of the
                                  Semiconductor Equipment Business in 1991 and was
                                  elevated to Executive Vice President of the Company in
                                  1992.

Ruth M. Davis, 70.......   2000   Dr. Davis is President and Chief Executive Officer of
 President and Chief              the Pymaturing Group, Inc. (a technology management
 Executive Officer of             company), positions she has held since 1981. She is a director
 the Pymaturing Group,            of Air Products and Chemicals, Inc., BTG, Inc.,
 Inc.                             Ceridian Corporation, Consolidated Edison Company of
                                  New York, Inc., Premark International, Inc., The
                                  Principal Mutual Life Insurance Company, and
                                  Tupperware Corporation. Dr. Davis is also Chairman of
                                  the Board of The Aerospace Corporation. She has been a
                                  director of the Company since 1981.

Robert W. Dutton, 54,...   2001   Dr. Dutton is Director of Research at the Center for
 Director of Research at          Integrated Systems and Professor of Electrical Engineering at
 the Center for                   Stanford University, positions he has held since 1991
 Integrated Systems and           and 1971, respectively. Dr. Dutton has been a director
 Professor of Electrical          of the Company since 1996.
 Engineering at Stanford
 University

Angus A. MacNaughton,      2002   Mr. MacNaughton is President of Genstar Investment
 67,....................          Corporation (a private investment company), a position he has held
 President of Genstar             since 1987. He is a director of Canadian Pacific
 Investment Corporation           Limited, Sun Life Assurance Company of Canada, Sun
                                  Life Assurance Company of Canada (U.S.), Sun Life
                                  Insurance & Annuity Company of Canada (NY) and DCS
                                  Business Services, Inc. Mr. MacNaughton is also Vice-
                                  Chairman of the Board of Barrick Gold Corporation. He
                                  has been a director of the Company since 1986.

J. Tracy O'Rourke, 63,...  2001   Mr. O'Rourke is Chairman of the Board and Chief
 Chairman of the Board            Executive Officer of the Company, positions he has held since
 and Chief Executive              1990. Mr. O'Rourke has been a director of the Company
 Officer of the Company           since 1990.


COMPENSATION OF DIRECTORS

  The non-employee Chairman of the SEB Board will receive a retainer fee of $120,000. Under the proposed SEB Omnibus Stock Plan, each director who is not an SEB employee will also receive upon initial appointment or election to the SEB Board a non-qualified stock option to acquire 50,000 shares of SEB Common Stock, and will receive annually beginning with the second annual meeting following his or her election or appointment a non-qualified stock option to acquire 5,000 shares of SEB Common Stock. In lieu of these grants, any non-employee Chairman will receive upon initial appointment a non-qualified stock option to acquire 200,000 shares of SEB Common Stock. Such stock options will be granted with an exercise price equal to the fair market value of SEB Common Stock on the date of grant, becoming exercisable after one year from the date of grant and having a ten-year term. Directors who are SEB employees will receive no compensation for their services as directors.

COMMITTEES OF THE SEB BOARD OF DIRECTORS

  The business of SEB will be managed under the direction of the SEB Board. SEB will have Audit and Compensation Committees of the SEB Board. Members of the Audit and Compensation Committees will not be employees of SEB.

 Audit Committee

  The Audit Committee's principal functions will be to review the scope of the annual audit of SEB by its independent auditors, review the annual financial statements of SEB and the related audit report as prepared by the independent auditors, recommend the selection of independent auditors each year and review any non-audit fees paid to the independent auditors. The members of the Audit Committee are expected to be the following non-employee directors: Ruth M. Davis, Robert W. Dutton, Angus A. MacNaughton (Chairman) and J. Tracy O'Rourke.

 Compensation Committee

  The Compensation Committee will administer the stock and cash incentive plans of SEB, and in this capacity it will make option grants or awards under these plans. In addition, the Committee will determine the compensation of the President and Chief Executive Officer and the other senior executives. The Committee will also recommend the establishment of policies dealing with various compensation and employee benefit plans for SEB. The members of the Committee are expected to be the following non-employee directors: Ruth M. Davis, Robert W. Dutton, Angus A. MacNaughton and J. Tracy O'Rourke (Chairman).

EXECUTIVE OFFICERS

  Set forth below is certain information with respect to the persons who are expected to serve as executive officers of SEB immediately following the Distribution. Those persons listed below who are currently officers of the Company will relinquish their positions with the Company effective as of the Distribution Date.

                                      BUSINESS EXPERIENCE PRIOR TO BECOMING
     NAME AND TITLE      AGE               AN EXECUTIVE OFFICER OF SEB
     --------------      ---          -------------------------------------
Richard A. Aurelio,.....  54 Mr. Aurelio is the Executive Vice President of the
 President and               Company responsible for the Semiconductor Equipment Business.
 Chief Executive Officer     Mr. Aurelio joined the Company in 1991 from a position
                             as Executive Vice President of Holland's ASM
                             Lithography, where he was also President of its U.S.
                             affiliate. Mr. Aurelio was hired as President of the
                             Semiconductor Equipment Business in 1991 and was
                             elevated to Executive Vice President of the Company in
                             1992.

Charles M. McKenna,.....  53 Dr. McKenna is Vice President and General Manager of
 Chief Operating and         the Company's Ion Implant Systems business, positions he
 Technology Officer          has held since 1989. Dr. McKenna has held various
                             other positions in the Semiconductor Equipment
                             Business during his 15 years with the Company. He is a
                             director of Micrion Corporation.

G. Dennis Key,..........  56 Mr. Key is Vice President, Sales and Marketing of the
 Vice President,             Semiconductor Equipment Business, a position he has
 Sales and Marketing         held since joining the Company in 1998. Prior to
                             joining the Company, he was an independent consultant
                             in the semiconductor industry from 1996 to 1998.
                             Mr. Key was Vice President of Worldwide Sales and
                             Field Operations at Lam Research Corporation (a
                             semiconductor equipment manufacturer) from 1988 to
                             1996.

Walter F. Sullivan,.....  47 Mr. Sullivan is Vice President, Customer Support, of
 Vice President,             the Semiconductor Equipment Business, a position he has
 Customer Support            held since 1995. Prior to joining the Company in 1995,
                             he was Group Director, Worldwide Customer Support
                             Operations for PictureTel Corporation (a
                             telecommunications equipment company),
                             a position he held from 1993 to 1995.

Ernest L. Godshalk        53 Mr. Godshalk is Vice President, Finance of the
 III,...................     Semiconductor Equipment Business, a position he has held since
 Vice President and          joining the Company in November 1998. Prior to joining
 Chief Financial Officer     the Company, he was Managing Director of Elgin
                             Management Group (an investment company), a position
                             he held from 1993 to 1996 and again in 1998. Mr.
                             Godshalk was Chief Financial Officer and Secretary of
                             Prodigy, Inc. (an internet company) from 1996 to 1998.

J. Michael Spelman,.....  53 Mr. Spelman is Controller of the Semiconductor
 Controller                  Equipment Business, a position he has held since
                             1997. Mr. Spelman was Controller of the Company's
                             Ion Implant Systems business from 1983 to 1997.
                             Mr. Spelman has held various other accounting and
                             finance positions in the Ion Implant Systems
                             business during his 29 years with the Company.

EXECUTIVE OFFICER COMPENSATION

 Summary of Compensation

  SEB Table I below sets forth a summary of the compensation paid by the Company for the last three fiscal years to the individual expected to be the chief executive officer of SEB and the four additional most highly compensated individuals (based on their fiscal year 1998 compensation from the Company) who are expected to be executive officers of SEB immediately after the Distribution.

SEB TABLE I

                        SEB SUMMARY COMPENSATION TABLE

                                                              LONG-TERM COMPENSATION
                                                           -----------------------------
                         ANNUAL COMPENSATION                      AWARDS         PAYOUTS
                         --------------------              --------------------- -------
                                                                      SECURITIES
                                                           RESTRICTED UNDERLYING
                                              OTHER ANNUAL   STOCK     OPTIONS/   LTIP    ALL OTHER
        NAME AND              SALARY   BONUS  COMPENSATION  AWARD(S)     SARS    PAYOUTS COMPENSATION
   PRINCIPAL POSITION    YEAR   ($)   ($)(1)     ($)(2)      ($)(3)     (#)(4)   ($)(5)     ($)(6)
   ------------------    ---- ------- ------- ------------ ---------- ---------- ------- ------------
Richard A. Aurelio...... 1998 338,910  80,995    34,319           0     36,000   463,501   110,864
 President and           1997 323,148 533,492    20,602     244,388     36,000   653,016   122,904
 Chief Executive Officer 1996 310,990 645,915    21,258     204,225     36,000   628,056   105,818

Charles M. McKenna...... 1998 198,304  22,499     5,439           0     17,000   158,917    24,530
 Chief Operating and     1997 180,504 159,559     8,089      52,369     20,000   182,520    25,452
 Technology Officer      1996 171,658 184,890     4,069      43,763     15,000   175,032    20,787

G. Dennis Key........... 1998 121,156  10,653         0      65,625     20,000    34,781       888
 Vice President,         1997     N/A     N/A       N/A         N/A        N/A       N/A       N/A
 Sales and Marketing     1996     N/A     N/A       N/A         N/A        N/A       N/A       N/A

Walter F. Sullivan...... 1998 153,139  26,825     3,935           0     10,000   110,340    15,185
 Vice President,         1997 145,128 141,473     4,322      52,369     12,000    80,852    11,963
 Customer Support        1996 137,240 234,470     2,122      43,763     10,000         0       650

J. Michael Spelman...... 1998 127,282   7,270       975           0      2,250         0    14,456
 Controller              1997 118,036  56,721     1,196           0      2,400         0    15,577
                         1996 112,332  63,347         0           0      2,400         0    12,836

--------
(1) Consists of Company Management Incentive Plan awards, Cash Profit-Sharing Plan allocations and (in some cases) special cash bonuses.

(2) Consists of amounts reimbursed for the payment of taxes on certain perquisites and personal benefits and (in some cases) cash payments for unused accrued vacation time.

(3) Consists of restricted shares of the Company's Common Stock (valued at the closing market price on the date of grant), which shares are released from restrictions in three equal installments over a three-year period (the principal restriction being continued employment until the respective release dates), during which dividends, if any, are paid on such shares. The number and value (at $34.375 per share) of aggregate restricted stock holdings at the end of fiscal year 1998 were as follows: Mr. Aurelio, 8,400 shares, $288,750; Dr. McKenna, 1,800 shares, $61,875; Mr. Key, 2,000 shares, $68,750; Mr. Sullivan, 1,800 shares, $61,875; and Mr. Spelman, 0 shares, $0. Shares of restricted stock awarded for fiscal years 1998, 1997 and 1996, respectively, which partially vest in under three years were as follows: Mr. Aurelio, 0 shares, 4,200 shares and 4,200 shares; Dr. McKenna, 0 shares, 900 shares and 900 shares; Mr. Key, 2,000 shares, 0 shares and 0 shares; Mr. Sullivan, 0 shares, 900 shares and 900 shares; and Mr. Spelman, 0 shares, 0 shares and 0 shares.

(4) Consists of shares of the Company's Common Stock that may be acquired under stock options granted pursuant to the Company Omnibus Stock Plan (no stock appreciation rights have been granted).

(5) Consists of cash payouts in fiscal years 1999, 1998 and 1997 under the long-term incentive feature of the Company Omnibus Stock Plan for three-year cycles ended with fiscal years 1998, 1997 and 1996, respectively.

(6) Consists of (a) Company contributions (including interest) to Retirement and Profit-Sharing Program and Supplemental Retirement Plan accounts for fiscal years 1998, 1997 and 1996, respectively (Mr. Aurelio, $110,847, $121,103 and $104,378; Dr. McKenna, $23,561, $24,766 and $20,243; Mr. Key,
    $0, $0 and $0; Mr. Sullivan, $14,205, $11,140 and $0; and Mr. Spelman,
    $13,635, $14,903 and $12,302); and (b) Company-paid premiums for group term life insurance in fiscal years 1998, 1997 and 1996, respectively (Mr. Aurelio, $17, $1,801 and $1,440; Dr. McKenna, $969, $686 and $544; Mr.
    Key, $888, $0 and $0; Mr. Sullivan, $980, $823 and $650; and Mr. Spelman, $821, $674 and $534).

STOCK OPTIONS

 Grant of Options

  SEB Table II below sets forth information with respect to grants of options to purchase the Company's Common Stock during the year ended October 2, 1998 to the individuals listed in SEB Table I. These grants were made pursuant to the Company Omnibus Stock Plan and are reflected in SEB Table I.

SEB TABLE II

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                         INDIVIDUAL GRANTS
                         --------------------------------------------------
                                                                                 POTENTIAL
                                                                            REALIZABLE VALUE AT
                           NUMBER OF      PERCENT                             ASSUMED ANNUAL
                          SECURITIES     OF TOTAL                             RATES OF STOCK
                          UNDERLYING   OPTIONS/ SARS                        PRICE APPRECIATION
                         OPTIONS/ SARS  GRANTED TO   EXERCISE OR            FOR OPTION TERM(2)
                            GRANTED    EMPLOYEES IN  BASE PRICE  EXPIRATION -------------------
NAME                        (#)(1)      FISCAL YEAR    ($/SH)       DATE      5%($)    10%($)
----                     ------------- ------------- ----------- ---------- --------- ---------
Richard A. Aurelio......    36,000         3.55        58.1563    11/20/07  1,316,671 3,336,702
Charles M. McKenna......    17,000         1.68        58.1563    11/20/07    621,761 1,575,665
G. Dennis Key...........    20,000         1.97        33.0313    09/11/08    415,464 1,052,868
Walter F. Sullivan......    10,000         0.99        58.1563    11/20/07    365,742   926,862
J. Michael Spelman......     2,250         0.22        58.1563    11/20/07     82,292   208,544

--------
(1) Consists of stock options, which were granted at an exercise price of 100% of the market price of the underlying shares on the date of grant, become exercisable over three years at the rate of approximately one-third each year and expire ten years from the date of grant. Payment of the exercise price may be made under a promissory note or by delivery of already-owned shares.

(2) The 5% and 10% assumed annual rates of stock price appreciation would result from per share prices of $94.73 and $150.84, respectively ($53.80 and $85.67 for Mr. Key). Such assumed rates are not intended to represent a forecast of possible future appreciation of the Company's Common Stock or total stockholder return.

 Aggregated Option Exercises and Year-End Value

  The following table sets forth as of October 2, 1998, for each of the individuals listed in SEB Table I (i) the total number of shares received upon exercise of options during 1998, (ii) the value realized upon such exercise (based on the fair market value of the underlying shares on the exercise date), (iii) the total number of unexercised options to purchase the Company's Common Stock (exercisable and unexercisable) and (iv) the value of such options which were in-the-money at October 2, 1998 (based on the closing price of the Company's Common Stock at October 2, 1998, $34.375).

SEB TABLE III

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                      NUMBER OF
                                                SECURITIES UNDERLYING     VALUE OF UNEXERCISED
                           SHARES             UNEXERCISED OPTIONS/SARS  IN-THE-MONEY OPTIONS/SARS
                          ACQUIRED    VALUE    AT FISCAL YEAR-END (#)    AT FISCAL YEAR-END ($)
                         ON EXERCISE REALIZED ------------------------- -------------------------
NAME                         (#)       ($)    EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
----                     ----------- -------- ----------- ------------- ----------- -------------
Richard A. Aurelio......   10,000    387,488    66,000       72,000            0            0
Charles M. McKenna......        0          0    33,166       35,334       36,120            0
G. Dennis Key...........        0          0         0       20,000            0       26,874
Walter F. Sullivan......        0          0    13,666       21,334            0            0
J. Michael Spelman......    6,000    204,870     4,200        4,650            0            0

           LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR(1)

                                                        ESTIMATED FUTURE PAYOUTS
                                                                 UNDER
                                           PERFORMANCES  NON-STOCK PRICE-BASED
                               NUMBER OF     OR OTHER            PLANS
                              SHARES,UNITS PERIOD UNTIL ------------------------
                                OR OTHER    MATURATION  THRESHOLD TARGET MAXIMUM
NAME                           RIGHTS (#)   OR PAYOUT    ($)(2)   ($)(3) ($)(4)
----                          ------------ ------------ --------- ------ -------
Richard A. Aurelio...........     N/A       1998-2000    25,604      0     --
Charles M. McKenna...........     N/A       1998-2000     6,177      0     --
G. Dennis Key................     N/A       1998-2000     6,953      0     --
Walter F. Sullivan...........     N/A       1998-2000     4,679      0     --
J. Michael Spelman...........     N/A             N/A       N/A    N/A     --

--------
(1) Determinations by the Committee that a named executive officer may participate in the long-term incentive feature of the Company Omnibus Stock Plan ("LTI") and might receive a payout for a specified period is an award for purposes of this table. Awards (i.e., the determination of participation in the LTI) for the 1998-2000 cycle were made in fiscal year 1998. Under the LTI, each named executive officer is eligible to receive compensation payable in cash or in the Company's Common Stock, or a combination thereof, based upon the Company's achievement of objectives for average annual return on net assets ("RONA") and revenue growth ("RG") over a three-year cycle. No estimate or assumption made in connection with this table is intended to represent a forecast of possible future performance of the Company.

(2) If the minimum level of RONA or RG established by the Committee at the beginning of the three-year cycle is achieved, the minimum amount payable ranges from 3% to 7.5% of annual base salary as of the end of the last fiscal year of the cycle. If neither RONA nor RG for the three-year cycle equals the applicable minimum level, no amount will be paid. The minimum amount payable, if any amount is paid at all, depends on each named executive's base salary in the last year of the cycle, and the amounts set forth above assume that each named executive officer's annual base salary at the end of fiscal year 2000 will be identical to the executive officer's 1999 annual base salary.

(3) A "Target" award is not determinable under the LTI. The amounts shown are estimates of the payout for the three-year cycle assuming (a) that the RONA and revenues for the remaining years of the cycle are the same as RONA and revenues for fiscal year 1998 and (b) that each named executive officer's annual base salary at the end of fiscal year 2000 will be identical to his 1999 annual base salary. The actual payment for the three-year cycle may be greater or less than the estimates shown in this column, depending upon the actual RONA and revenues for fiscal years 1998, 1999 and 2000, the actual base salary of the named executive officer at the end of fiscal year 2000, and the aggregate payout to all participants (see footnote 4 below).

(4) The maximum amount payable is not determinable or estimable prior to the end of the three-year cycle for the following reason: If the maximum levels of RONA and RG established by the Committee at the beginning of the three-year cycle are achieved or exceeded, the maximum amount payable ranges from 100% to 200% of annual base salary as of the end of the last fiscal year of the cycle. The maximum amount payable is reduced, however, if the aggregate LTI payout to all participants (including the named executive officers) would exceed 5% (before such payouts) of the Company's pre-tax operating earnings in the last fiscal year of the three-year cycle. This variable makes the maximum amount not determinable or estimable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  For a description of certain relationships and related transactions with SEB management or directors that are expected to exist subsequent to the Distribution, see "Management Indebtedness and Certain Transactions."

CHANGE IN CONTROL AGREEMENTS

  Certain SEB executive officers are already parties to change in control agreements with the Company. These change in control agreements will be assumed by SEB pursuant to the terms of such agreements. Some of these agreements are expected to be amended to reflect the executive officer's new and increased responsibilities with SEB. In addition, SEB executive officers not already parties to change in control agreements with the Company may be offered similar change in control agreements with SEB. See "Change in Control and Other Agreements."

                          THE SEB OMNIBUS STOCK PLAN

  The SEB Omnibus Stock Plan is expected to be adopted by the SEB Board effective as of the Distribution. Adoption of the SEB Omnibus Stock Plan is subject to the approval of a majority of the shares of the Company's Common Stock that are present in person or by proxy at the Meeting. See "Distribution Proposals--Proposal Seven: Approval of the Adoption by SEB of the SEB Omnibus Stock Plan."

PURPOSE OF THE SEB OMNIBUS STOCK PLAN

  The SEB Omnibus Stock Plan is intended to promote the success of SEB by providing a vehicle under which a variety of stock-based incentive and other awards can be granted to employees and consultants and to directors of SEB who are employees of neither SEB nor any affiliate ("non-employee directors").

DESCRIPTION OF THE SEB OMNIBUS STOCK PLAN

  The following paragraphs provide a summary of the principal features of the SEB Omnibus Stock Plan and its operation. The SEB Omnibus Stock Plan is set forth in its entirety as Annex E to this Proxy Statement. The following summary is qualified in its entirety by reference to Annex E.

GENERAL

  The SEB Omnibus Stock Plan provides for the granting of stock options, stock appreciation rights ("SARs"), restricted stock, performance units and performance shares (collectively, "SEB Awards") to eligible SEB Omnibus Stock Plan participants. The maximum number of shares of SEB Common Stock available for SEB Awards under the SEB Omnibus Stock Plan will be 6,000,000, plus such number of shares as may be granted in substitution of other options in connection with the Distribution.

ADMINISTRATION OF THE SEB OMNIBUS STOCK PLAN

  The SEB Omnibus Stock Plan will be administered by the Compensation Committee of SEB's Board of Directors (the "SEB Committee"). The members of the SEB Committee must qualify as "non-employee directors" under Rule 16b-3 under the Exchange Act, and as "outside directors" under Section 162(m) (for purposes of qualifying the SEB Omnibus Stock Plan as performance-based compensation under Section 162(m)).

  Subject to the terms of the SEB Omnibus Stock Plan, the SEB Committee has the sole discretion to determine the employees and consultants who will be granted SEB Awards, the size and types of such SEB Awards, and the terms and conditions of such SEB Awards. The SEB Committee may delegate its authority to grant and administer awards to one or more officers or directors appointed by the SEB Committee, but only the SEB Committee can make awards to participants who are subject to Section 16 of the Exchange Act.

ELIGIBILITY TO RECEIVE AWARDS

  Employees and consultants of SEB and its affiliates are eligible to be selected to receive one or more SEB Awards. The actual number of individuals who will receive SEB Awards under the SEB Omnibus Stock Plan cannot be determined because eligibility for participation in the SEB Omnibus Stock Plan is at the discretion of the SEB Committee. The SEB Omnibus Stock Plan also provides for the grant of non-qualified stock options to SEB's non-employee directors. Such options will be granted pursuant to an automatic, non-discretionary formula.

OPTIONS

  The SEB Committee may grant non-qualified stock options, incentive stock options (which are entitled to favorable tax treatment), or a combination thereof. The number of shares covered by each option will be determined by the SEB Committee, but during any fiscal year of SEB, no participant may be granted options for more than 1,000,000 shares.

  The price of the shares of SEB Common Stock subject to each stock option is set by the SEB Committee but cannot be less than 100% of the fair market value (on the date of grant) of the shares covered by the option. In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of SEB or any of its subsidiaries. Nevertheless, substitute options may be granted at less than fair market value to employees or consultants who receive such options in connection with a corporate reorganization. Also, the aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year may not exceed $100,000.

  The exercise price of each option must be paid in full at the time of exercise. The SEB Committee also may permit payment through the tender of shares of SEB Common Stock that are already owned by the participant, or by any other means which the SEB Committee determines to be consistent with the SEB Omnibus Stock Plan's purpose. Any taxes required to be withheld must be paid by the participant at the time of exercise.

  Options become exercisable at the times and on the terms established by the SEB Committee. Options expire at the times established by the SEB Committee but not later than 10 years after the date of grant (except in certain cases involving the death of the optionee). The SEB Committee may extend the maximum term of any option granted under the SEB Omnibus Stock Plan, subject to the preceding limits.

NON-EMPLOYEE DIRECTOR OPTIONS

  Under the SEB Omnibus Stock Plan, each non-employee director automatically will receive, as of the later of (a) the non-employee director's appointment or election to the SEB Board or (b) the effective date of the SEB Omnibus Stock Plan, a non-qualified stock option to purchase 50,000 shares. Each non-employee director will also automatically receive a non-qualified stock option to purchase 5,000 shares coincident with each subsequent annual meeting of SEB beginning with the second annual meeting following his or her appointment or election, provided the non-employee director serves continuously as a director through the next grant date. In lieu of the above grants, any non-employee Chairman of the SEB Board automatically will receive, as of the later of (a) the date he or she becomes Chairman or (b) the effective date of the SEB Omnibus Stock Plan, a non-qualified stock option to purchase 200,000 shares.

  The exercise price of each non-employee director and Chairman option will be 100% of the fair market value (on the date of grant) of the shares covered by the option. Nevertheless, substitute options may be granted at less than fair market value to non-employee directors who receive such options in connection with a corporate reorganization. Each option will become exercisable on the first anniversary of the grant date (assuming the participant remains on the Board or Chairman, as the case may be, on such anniversary date). All options granted to non-employee directors generally will have a term of ten years from the date of grant. If a director terminates service on the Board prior to an option's normal expiration date, the period of exercisability of the option may be shorter, depending upon the reason for the termination.

STOCK APPRECIATION RIGHTS

  The SEB Committee determines the terms and conditions of each SAR. SARs may be granted in conjunction with an option, or may be granted on an independent basis. The number of shares covered by each SAR will be determined by the SEB Committee, but during any fiscal year of SEB, no participant may be granted SARs for more than 1,000,000 shares. Upon exercise of an SAR, the participant will receive payment from SEB in an amount determined by multiplying: (1) the difference between the fair market value of a share on the date of exercise over the grant price (fair market value of a share on the grant date), times
(2) the number of shares
with respect to which the SAR is exercised. SARs may be paid in cash or shares of SEB Common Stock, as determined by the SEB Committee. SARs are exercisable at the times and on the terms established by the SEB Committee.

RESTRICTED STOCK AWARDS

  Restricted stock awards are shares of SEB Common Stock that vest in accordance with terms and conditions established by the SEB Committee. The number of shares of restricted stock granted to a participant (if any) will be determined by the SEB Committee, but during any fiscal year of SEB, no participant may be granted more than 100,000 shares.

  In determining whether an award of restricted stock should be made and/or the vesting schedule for an award, the SEB Committee may impose whatever conditions to vesting as it determines to be appropriate. For example, the SEB Committee may determine to grant restricted stock only if performance goals established by the SEB Committee are satisfied. Any performance goals may be applied on a company-wide or an individual business unit basis, as determined by the SEB Committee. See discussion below of "--Performance Goals."

PERFORMANCE UNITS AND PERFORMANCE SHARES

  Performance Units and Performance Shares are SEB Awards which will result in a payment to a participant only if performance goals established by the SEB Committee are satisfied. The initial value of each Performance Unit and each Performance Share shall not exceed the fair market value (on the date of grant) of a share of SEB Common Stock. The applicable performance goals will be determined by the SEB Committee, and may be applied on a company-wide or an individual business unit basis, as deemed appropriate in light of the participant's specific responsibilities. See discussion below of "-- Performance Goals."

  In addition to the performance requirements discussed above, Performance Units and Performance Shares are subject to additional limits set forth in the SEB Omnibus Stock Plan. During any fiscal year of SEB, no participant shall receive more than 100,000 Performance Units or Performance Shares.

PERFORMANCE GOALS

  The SEB Committee in its discretion may make performance goals applicable to a participant with respect to an SEB Award. At the SEB Committee's discretion, one or more of the following performance goals may apply: EBIT, EBITDA, earnings per share, net income, operating cash flow, return on assets, return on equity, return on sales, revenue and stockholder return. The SEB Committee may also use other performance goals.

  EBIT means SEB's or a business unit's income before reductions for interest and taxes. EBITDA means SEB's or a business unit's income before reductions for interest, taxes, depreciation and amortization. Earnings per share means SEB's or a business unit's net income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding. Net income means SEB's or a business unit's income after taxes. Operating cash flow means SEB's or a business unit's sum of net income plus depreciation and amortization less capital expenditures plus certain specified changes in working capital. Return on assets means the percentage equal to SEB's or a business unit's EBIT (before incentive compensation), divided by SEB's or a business unit's, as applicable, average net assets. Return on equity means the percentage equal to SEB's net income, divided by average stockholders' equity. Return on sales means the percentage equal to SEB's or a business unit's EBIT (before incentive compensation), divided by SEB's or the business unit's, as applicable, revenue. Revenue means SEB's or a business unit's net sales. Stockholder return means the total return (change in share price plus reinvestment of any dividends) of a share of the SEB Common Stock.

NONTRANSFERABILITY OF SEB AWARDS

  SEB Awards granted under the SEB Omnibus Stock Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution.

TAX ASPECTS

  A recipient of a stock option or SAR will not have taxable income upon the grant of the option. For options and SARs other than incentive stock options, the participant will recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the shares over the exercise price (the "appreciation value") on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be capital gain or loss.

  The purchase of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except for purposes of the alternative minimum tax. Gain or loss recognized by the participant on a later sale or other disposition will either be long-term capital gain or loss or ordinary income depending upon whether the participant holds the shares transferred upon the exercise for a specified period. Any ordinary income recognized will be in the amount, if any, by which the lesser of the fair market value of such shares on the date of exercise or the amount realized from the sale exceeds the option price.

  Unless the participant elects to be taxed at the time of receipt of restricted stock, Performance Units or Performance Shares, the participant will not have taxable income upon the receipt of the SEB Award, but upon vesting will recognize ordinary income equal to the fair market value of the shares or cash at the time of vesting.

  At the discretion of the SEB Committee, the SEB Omnibus Stock Plan allows a participant to satisfy tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an SEB Award by electing to have shares of SEB Common Stock withheld, or by delivering to SEB already-owned shares, having a value equal to the amount required to be withheld.

  SEB generally will be entitled to a tax deduction in connection with an SEB Award under the SEB Omnibus Stock Plan only in an amount equal to the ordinary income realized by the participant and at the time the participant recognizes such income. However, SEB may not be entitled to a deduction in connection with certain substitute stock options issued in connection with the Distribution. In addition, Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to SEB's Chief Executive Officer and to each of the other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1 million. However, SEB can preserve the deductibility of certain compensation in excess of $1 million if it complies with conditions imposed by
Section 162(m), including the establishment of a maximum number of shares with respect to which SEB Awards may be granted to any one employee during one year, and if for SEB Awards other than options and SARs, the SEB Omnibus Stock Plan sets forth performance goals which must be achieved prior to payment of the SEB Awards. The SEB Omnibus Stock Plan has been designed to permit the SEB Committee to grant SEB Awards which satisfy the requirements of Section 162(m), thereby permitting SEB to continue to receive a federal income tax deduction in connection with such SEB Awards.

AWARDS UNDER THE SEB OMNIBUS STOCK PLAN

  Awards under the SEB Omnibus Stock Plan will be made at the discretion of the SEB Committee. The SEB Committee has not yet considered the types and amounts of awards that will be granted under the SEB Omnibus Stock Plan, which will not be effective until the Distribution. Accordingly, awards that will be made under the SEB Omnibus Stock Plan are not yet determinable. The following table sets forth information concerning stock-related awards made for fiscal year 1998 under the Company Omnibus Stock Plan to individuals listed on SEB Table I and the groups comprised of individuals who are expected to be executive officers, non-executive directors and non-executive officer employees of SEB upon the Distribution. This information is likely not indicative of awards that will be made under the SEB Omnibus Stock Plan (except with respect to non-executive directors, where the table reflects formula grants which would be made in fiscal year 1999 under the SEB Omnibus Stock Plan).

New Plan Benefits

                                             COMPANY OMNIBUS STOCK PLAN
                                      -----------------------------------------
                                        DOLLAR VALUE OF     NUMBER OF SHARES
         NAME AND POSITION            RESTRICTED STOCK(1) SUBJECT TO OPTIONS(2)
         -----------------            ------------------- ---------------------
Richard A. Aurelio..................        $     0               36,000
 President and Chief Executive Offi-
 cer
Charles M. McKenna..................              0               17,000
 Chief Operating and Technology Of-
 ficer
G. Dennis Key.......................         71,620               20,000
 Vice President, Sales and Marketing
Walter F. Sullivan..................              0               10,000
 Vice President, Customer Support
J. Michael Spelman..................              0                2,250
 Controller
All Executive Officers as a Group...         71,620               75,250
All Non-Executive Directors as a                  0              350,000
 Group..............................
All Non-Executive Officer Employees         139,660              201,800
 as a Group.........................

--------
(1) Based on the closing price for the Company's Common Stock on the NYSE Composite Tape on December 15, 1998.
(2) Options were granted at an exercise price of 100% of the market price of the underlying shares of the Company's Common Stock on the date of grant, become exercisable over three years at the rate of approximately one-third each year and expire no later than ten years from the date of grant.

AMENDMENT AND TERMINATION OF THE SEB OMNIBUS STOCK PLAN

  The SEB Board generally may amend or terminate the SEB Omnibus Stock Plan at any time and for any reason.

                       THE SEB MANAGEMENT INCENTIVE PLAN

  The SEB Management Incentive Plan is expected to be adopted by the SEB Board effective as of the Distribution. Adoption of the SEB Management Incentive Plan is subject to the approval of a majority of the shares of the Company's Common Stock that are present in person or by proxy at the Meeting. See "Distribution Proposals--Proposal Eight: Approval of the Adoption by SEB of the SEB Management Incentive Plan."

BACKGROUND AND REASONS FOR ADOPTION

  Under Section 162(m), the federal income tax deductibility of compensation paid to SEB's Chief Executive Officer and to each of its next four most highly compensated executive officers may be limited to the extent that it exceeds $1 million in any one year. SEB can deduct compensation in excess of that amount if it qualifies as "performance-based compensation" under Section 162(m). The SEB Management Incentive Plan is intended to permit SEB to pay incentive compensation which qualifies as performance-based compensation, thereby permitting SEB to receive a federal income tax deduction for the payment of such incentive compensation.

DESCRIPTION OF THE SEB MANAGEMENT INCENTIVE PLAN

  The following paragraphs provide a summary of the principal features of the SEB Management Incentive Plan and its operation. The SEB Management Incentive Plan is set forth in its entirety as Annex F to this Proxy Statement. The following summary is qualified in its entirety by reference to Annex F.

PURPOSE OF THE SEB MANAGEMENT INCENTIVE PLAN

  The SEB Management Incentive Plan is intended to motivate SEB's key employees to increase stockholder value by (1) linking a portion of their cash compensation to SEB's financial performance, (2) providing rewards for improving SEB's financial performance and (3) helping to attract and retain key employees.

ADMINISTRATION OF THE SEB MANAGEMENT INCENTIVE PLAN

  The SEB Management Incentive Plan will be administered by the SEB Committee. The members of the SEB Committee must qualify as "outside directors" under
Section 162(m) (for purposes of qualifying the SEB Management Incentive Plan as performance-based compensation under such section). Subject to the terms of the SEB Management Incentive Plan, the SEB Committee has the sole discretion to determine the key employees who will be granted awards, and the amounts, terms and conditions of each award. The SEB Committee may delegate its authority to grant and administer awards to one or more officers or directors appointed by the SEB Committee, but only with respect to awards that are not intended to qualify as performance-based compensation under Section 162(m).

ELIGIBILITY TO RECEIVE AWARDS

  Eligibility for the SEB Management Incentive Plan is determined in the discretion of the Committee. In selecting participants for the SEB Management Incentive Plan, the SEB Committee will choose key employees of SEB and its affiliates who are likely to have a significant impact on SEB performance.

AWARDS AND PERFORMANCE GOALS

  Under the SEB Management Incentive Plan, the SEB Committee will establish
(1) the performance goals which must be achieved in order for the participant to actually be paid an award and (2) a formula or table for calculating a participant's award, depending upon how actual performance compares to the preestablished performance goals. A participant's award will increase or decrease as actual performance increases or decreases. The SEB Committee also will determine the period for measuring actual performance (the "performance period"). Performance periods may last as long as three fiscal years of SEB.

  The SEB Committee may set performance periods and performance goals which differ from participant to participant. For example, the SEB Committee may choose performance goals based on either company-wide or business unit results, as deemed appropriate in light of the participant's specific responsibilities. For purposes of qualifying awards as performance-based compensation under Section 162(m), the SEB Committee will specify performance goals from the following list: EBIT, EBITDA, earnings per share, net income, operating cash flow, return on assets, return on equity, return on sales, revenue and stockholder return.

  EBIT means SEB's or a business unit's income before reductions for interest and taxes. EBITDA means SEB's or a business unit's income before reductions for interest, taxes, depreciation and amortization. Earnings per share means SEB's or a business unit's net income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding. Net income means SEB's or a business unit's income after taxes. Operating cash flow means SEB's or a business unit's sum of net income plus depreciation and amortization less capital expenditures plus certain specified changes in working capital. Return on assets means the percentage equal to SEB's or a business unit's EBIT (before incentive compensation), divided by SEB's or a business unit's, as applicable, average net assets. Return on equity means the percentage equal to SEB's net income, divided by average stockholders' equity. Return on sales means the percentage equal to SEB's or a business unit's EBIT (before incentive compensation), divided by SEB's or the business unit's, as applicable, revenue. Revenue means SEB's or a business unit's net sales. Stockholder return means the total return (change in share price plus reinvestment of any dividends) of a share of the Company's Common Stock.

  For any performance period, no participant may receive an award of more than the lesser of (1) 400% of the Participant's annualized salary rate on the last day of the performance period or (2) $4 million. Also, the total of all awards for any performance period cannot exceed 8% of SEB's EBIT before incentive compensation for the most recently completed fiscal year of SEB. Awards which exceed this overall limit will be pro-rated so that the total does not exceed such limit.

DETERMINATION OF ACTUAL AWARDS

  After the end of each performance period, a determination will be made as to the extent to which the performance goals applicable to each participant were achieved or exceeded. The actual award (if any) for each participant will be determined by applying the formula to the level of actual performance which was achieved. However, the SEB Committee retains discretion to eliminate or reduce the actual award payable to any participant below that which otherwise would be payable under the applicable formula. Awards under the SEB Management Incentive Plan generally will be payable in cash or SEB Common Stock within 120 days after the performance period during which the award was earned.

AWARDS UNDER THE SEB MANAGEMENT INCENTIVE PLAN

  Awards under the SEB Management Incentive Plan will be made at the discretion of the SEB Committee. The SEB Committee has not yet considered the types and amounts of awards that will be granted under the SEB Management Incentive Plan which will not be effective until the Distribution. Accordingly, awards that will be made under the SEB Management Incentive Plan are not yet determinable. The following table sets forth information concerning cash awards made for fiscal year 1998 or award cycles ending with fiscal year 1998 under the Company Management Incentive Plan and the long-term incentive feature of the Company Omnibus Stock Plan, respectively, to individuals listed on SEB Table I and the groups comprised of individuals who are expected to be executive officers, non-executive directors and non-executive officer employees of SEB upon the Distribution. This information is likely not indicative of awards that will be made under the SEB Management Incentive Plan.

New Plan Benefits

                                                         CASH AWARDS UNDER
                                                         COMPANY MANAGEMENT
                                                     INCENTIVE PLAN AND COMPANY
                 NAME AND POSITION                       OMNIBUS STOCK PLAN
                 -----------------                   --------------------------
Richard A. Aurelio..................................          $536,125
 President and Chief Executive Officer
Charles M. McKenna..................................           176,268
 Chief Operating and Technology Officer
G. Dennis Key.......................................            45,327
 Vice President, Sales and Marketing
Walter F. Sullivan..................................           123,483
 Vice President, Customer Support
J. Michael Spelman..................................             4,126
 Controller
All Executive Officers as a Group...................           885,329
All Non-Executive Directors as a Group(1)...........                 0
All Non-Executive Officer Employees as a Group......            91,000

--------
(1) Non-executive directors are not eligible to receive awards under the SEB Management Incentive Plan.

AMENDMENT AND TERMINATION OF THE SEB MANAGEMENT INCENTIVE PLAN

  The SEB Board may amend or terminate the SEB Management Incentive Plan at any time and for any reason.

                         OWNERSHIP OF SEB COMMON STOCK

  SEB is a wholly owned subsidiary of the Company. SEB Table IV sets forth information as to the beneficial ownership of SEB Common Stock as of the Distribution Date (and following the Distribution) as if the Distribution took place on December 15, 1998, by (a) each expected officer named in SEB Table I,
(b) each expected director of SEB and (c) all expected directors and executive officers of SEB as a group. The information in SEB Table IV is based on the ownership of the Company's Common Stock as of December 15, 1998 and the number of shares of SEB Common Stock expected to be distributed to each existing Company stockholder in the Distribution. For information as to beneficial owners of 5% or more of the SEB Common Stock after the Distribution, see "Stock Ownership--Principal Stockholders."

SEB TABLE IV

                                         SHARES OF              PERCENT OF
                                      SEB COMMON STOCK      OUTSTANDING SHARES
                                       EXPECTED TO BE         EXPECTED TO BE
              NAME                BENEFICIALLY OWNED(1)(2) BENEFICIALLY OWNED(1)
              ----                ------------------------ ---------------------
Ruth M. Davis...................           10,451(3)                  *
Robert W. Dutton................            4,600(4)                  *
Angus A. MacNaughton............           26,800(5)                  *
J. Tracy O'Rourke...............          654,500(6)                2.2
Richard A. Aurelio..............          125,564(7)                  *
Charles M. McKenna..............           62,964(8)                  *
G. Dennis Key...................            2,364(9)                  *
Walter F. Sullivan..............           26,133(10)                 *
J. Michael Spelman..............            6,550(11)                 *
All Expected Directors and Exec-
 utive Officers of SEB
 as a Group (10 persons)........          920,826(12)               3.1

--------
  *The percentage of shares of SEB Common Stock expected to be beneficially owned does not exceed one percent of the shares of SEB Common Stock expected to be outstanding.

 (1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of SEB Common Stock which such person has the right to acquire within 60 days following December 15, 1998. For purposes of computing the percentage of outstanding shares of SEB Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within 60 days following December 15, 1998 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Fractional shares are rounded down to the nearest whole share.

 (2) To SEB's knowledge, unless otherwise indicated, the person named in the table has sole voting and investment power with respect to the shares or shares such voting and investment power with such person's spouse or children.

 (3) Includes 8,000 shares which may be acquired under exercisable stock options granted pursuant to the Company Omnibus Stock Plan.

 (4) Includes 4,000 shares which may be acquired under exercisable stock options granted pursuant to the Company Omnibus Stock Plan.

 (5) Includes (a) 16,000 shares which may be acquired under exercisable stock options granted pursuant to the Company Omnibus Stock Plan and (b) 5,000 shares held in a trust of which Mr. MacNaughton is sole trustee.

 (6) Includes (a) 8,001 shares of restricted stock granted pursuant to the Company Omnibus Stock Plan and (b) 564,000 shares which may be acquired on or within 60 days of December 15, 1998 under stock options granted pursuant to the 1982 Non-Qualified Stock Option Plan and the Omnibus Stock Plan.

 (7) Includes (a) 4,200 shares of restricted stock granted pursuant to the Company Omnibus Stock Plan, (b) 102,000 shares which may be acquired on or within 60 days of December 15, 1998 under stock options granted pursuant to the Company Omnibus Stock Plan and (c) 217 shares held by Mr. Aurelio's daughter.

 (8) Includes (a) 900 shares of restricted stock granted pursuant to the Company Omnibus Stock Plan and (b) 50,499 shares which may be acquired on or within 60 days of December 15, 1998 under stock options granted pursuant to the Company Omnibus Stock Plan.

 (9) Includes (a) 2,000 shares of restricted stock granted pursuant to the Company Omnibus Stock Plan.

(10) Includes (a) 900 shares of restricted stock granted pursuant to the Company Omnibus Stock Plan and (b) 24,333 shares which may be acquired on or within 60 days of December 15, 1998 under stock options granted pursuant to the Company Omnibus Stock Plan.

(11) Includes 6,550 shares which may be acquired on or within 60 days of December 15, 1998 under stock options granted pursuant to the Company Omnibus Stock Plan.

(12) Includes (a) 16,901 shares of restricted stock granted to executive officers pursuant to the Company Omnibus Stock Plan, (b) 775,382 shares which may be acquired on or within 60 days of December 15, 1998 by executive officers and directors under stock options granted pursuant to the 1982 Non-Qualified Stock Option Plan and the Company Omnibus Stock Plan, (c) 5,217 shares as to which voting and/or investment power is shared (see certain of the foregoing footnotes) and (d) 900 shares of restricted stock granted to Ernest L. Godshalk III (expected to be an executive officer of SEB) pursuant to the Company Omnibus Stock Plan.

                                      HCS
                 (VARIAN ASSOCIATES, INC. TO BE RENAMED VARIAN
              MEDICAL SYSTEMS, INC., FOLLOWING THE DISTRIBUTION)

                SUMMARY OF SIGNIFICANT CAPITALIZATION FORECAST
                                  ASSUMPTIONS

  The following financial forecast of the capitalization of HCS is based on forecasts and assumptions by the Company's management concerning events and circumstances that are expected to occur subsequent to the latest historical balance sheet date but prior to and including April 1, 1999 (the anticipated Distribution Date), including future results of operations and other events. For purposes of the forecasted capitalization at April 1, 1999, HCS's net earnings in the first six months of fiscal year 1999 are assumed to approximate the sum of the net earnings of SEB and IB for the last six months of fiscal year 1998 (exclusive of approximately $5 million of restructuring costs to write down impaired assets and cover effects of workforce reductions at SEB's Massachusetts facilities), and the HCS as adjusted historical earnings for the first six months of fiscal year 1998. In addition, restructuring plans associated with the Distribution are currently being developed and may result in additional charges to HCS's equity. Assumptions with respect to events that will occur between October 3, 1998 and April 1, 1999, include the following:

  . Payment of cash contributions to SEB and IB of $100 million and $8 million, respectively.

  . The assumption by IB of $58 million of long-term debt (including current portion) from the Company and the transfer to SEB of $5 million of Notes Payable from the Company.

  . The exercise of 544,000 stock options at an average exercise price of $17.21 per share and the assumed purchase of the Company's Common Stock under the Employee Stock Purchase Plan, resulting in net proceeds of approximately $11 million. The Company has suspended the Employee Stock Purchase Plan effective as of January 4, 1999.

  . Payment of cash dividends to the holders of the Company's Common Stock of $0.10 per share, payable to holders of record on December 4, 1998.

  . The dividend to existing Company stockholders of all of the outstanding IB Common Stock and SEB Common Stock at their respective book values in connection with the Distribution.

  . The sale, in connection with the Distribution, of the Company's long-term leasehold interest in certain of its Palo Alto facilities, together with the related buildings and other corporate assets, resulting in estimated cash proceeds of approximately $21 million. Additional real estate sales, resulting in estimated cash proceeds of an additional $34 million, are expected subsequent to the anticipated Distribution Date, and have not been included in the forecasted capitalization of HCS.

  . Payment of net transaction costs related to the Distribution estimated to be $50 million. Approximately $25 million of such transaction costs are assumed to have been accrued for but unpaid at the anticipated Distribution Date.

  .  Scheduled principal payments on long-term debt of $7 million.

  In the Company's management's judgment, the listed assumptions and forecasts reflect those material events or transactions that occurred since October 3, 1998 or are expected to occur prior to the anticipated Distribution Date, other than the potential restructuring charges discussed in the first paragraph above. There have been no changes in accounting principles anticipated in this capitalization forecast nor are any such changes currently contemplated.

LIMITATIONS ON PROJECTIONS AND FORECASTS

  The assumptions and estimates underlying the projected and forecasted data and information in this Proxy Statement are inherently uncertain and, although considered reasonable by management of the Company, are subject to significant business, economic and competitive uncertainties, many of which are beyond the control of the Company and its subsidiaries. Accordingly, there can be no assurance that the projected and forecasted financial results will be realized. In fact, actual results in the future usually will differ from the forecasted financial results and the differences may be material.

  Neither the Company nor any of its subsidiaries intends after the date of this Proxy Statement to update any forecasted or projected financial data or information contained in this Proxy Statement and the absence of such an update should not be construed as any indication regarding the views or beliefs of management of the Company (or of HCS after the Distribution) concerning the forecasted or projected data or information contained in this Proxy Statement.

                                      HCS
            (VARIAN ASSOCIATES, INC., TO BE RENAMED VARIAN MEDICAL
                   SYSTEMS, INC. FOLLOWING THE DISTRIBUTION)

                           FORECASTED CAPITALIZATION

  The following table sets forth the combined capitalization of HCS as of October 2, 1998 on a historical basis, forecasted at April 1, 1999 (the anticipated Distribution Date), and as adjusted to give effect to the Distribution and the other transactions contemplated by the Distribution Agreement. The significant assumptions used below have been described in "HCS (Varian Associates, Inc., To Be Renamed Varian Medical Systems, Inc. Following The Distribution)--Summary of Significant Capitalization Forecast Assumptions" on the preceding page. The following data is qualified in its entirety by the financial statements of the Company, incorporated by reference in this Proxy, the HCS unaudited pro forma consolidated financial statements appearing elsewhere in this Proxy and other information contained elsewhere in this Proxy Statement.

                                                     FORECASTED
                                          OCTOBER 2,     AT
                                             1998     APRIL 1,  PRO FORMA AFTER
                                          HISTORICAL  1999(1)   DISTRIBUTION(1)
                                          ---------- ---------- ---------------
                                                  (DOLLARS IN MILLIONS)
Cash and cash equivalents................   $149.7     $136.7       $ 29.7
                                            ======     ======       ======
Notes payable............................   $ 34.8     $ 34.8       $ 29.8
                                            ======     ======       ======
Long-Term Debt, including current
 portion.................................   $123.2     $116.2       $ 58.2
                                            ------     ------       ------
Stockholders' Equity:
  Common stock, par value $1 per share:
    authorized--99,000,000 shares
    issued and outstanding--29,743,000
     historical and 29,909,061 pro
     forma(2)............................     29.7       29.9         29.9
  Preferred stock, par value $1 per
   share:
    authorized--1,000,000 shares
    issued and outstanding--none
     historical or pro forma.............      --         --           --
  Retained earnings......................    527.8      500.6        105.9
                                            ------     ------       ------
      Total Stockholders' Equity.........    557.5      530.5        135.8
                                            ------     ------       ------
        Total Capitalization.............   $680.7     $646.7       $194.0
                                            ======     ======       ======

--------
(1) See "HCS (Varian Associates, Inc. To Be Renamed Varian Medical Systems, Inc. Following the Distribution)--Summary of Significant Capitalization Forecast Assumptions" on the preceding page.
(2) Pro forma number of shares of HCS Common Stock outstanding is based upon the number of shares of the Company's Common Stock outstanding as of December 15, 1998.

                                      HCS
                    (VARIAN ASSOCIATES, INC., TO BE RENAMED
           VARIAN MEDICAL SYSTEMS, INC. FOLLOWING THE DISTRIBUTION)

                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

  The unaudited pro forma consolidated financial statements of HCS set forth below consist of a pro forma balance sheet as of October 2, 1998 and pro forma statements of earnings for each of the most recent three fiscal years. The pro forma balance sheet was prepared to give effect to the Distribution as if it had occurred on October 2, 1998 and the pro forma statements of earnings were prepared to give effect to the Distribution as if it had occurred on the first day of the earliest period presented. The unaudited pro forma balance sheet presented below does not purport to represent what HCS's financial position actually would have been had the Distribution occurred on the date indicated or to project HCS's financial position for any future date. The unaudited pro forma statements of earnings set forth below do not purport to represent what HCS's operations actually would have been or to project HCS's operating results for any future period. The unaudited pro forma adjustments are based upon currently available information and certain assumptions that the Company believes are reasonable. The unaudited pro forma statements should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations of HCS" and the historical consolidated financial statements of the Company and the notes thereto incorporated herein by reference.

                                      HCS
                    (VARIAN ASSOCIATES, INC., TO BE RENAMED
           VARIAN MEDICAL SYSTEMS, INC. FOLLOWING THE DISTRIBUTION)

                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                OCTOBER 2, 1998

                                                        AS
                          COMPANY   ADJUSTMENTS FOR  ADJUSTED    PRO FORMA       HCS
                         HISTORICAL DISTRIBUTION(1) HISTORICAL ADJUSTMENTS(2) PRO FORMA
                         ---------- --------------- ---------- -------------- ---------
                                             (DOLLARS IN MILLIONS)
         ASSETS
Current Assets
  Cash and cash
   equivalents..........   $ 149.7      $  --         $149.7      $(108.0)     $ 41.7
  Accounts receivable...     392.6       206.5         186.1          --        186.1
  Inventories...........     204.5       132.0          72.5          --         72.5
  Other current assets..      93.0        55.4          37.6          --         37.6
                          --------      ------        ------      -------      ------
    Total current
     assets.............     839.8       393.9         445.9       (108.0)      337.9
Property, Plant and
 Equipment, net.........     214.2       133.5          80.7          --         80.7
Other Assets............     164.3        79.8          84.5          --         84.5
                          --------      ------        ------      -------      ------
    Total Assets........  $1,218.3      $607.2        $611.1      $(108.0)     $503.1
                          ========      ======        ======      =======      ======
 LIABILITIES AND EQUITY
Current Liabilities
  Notes payable and
   current portion of
   long-term debt.......  $   46.8      $  --         $ 46.8      $ (11.0)     $ 35.8
  Accounts payable--
   trade................      76.2        44.9          31.3          --         31.3
  Accrued expenses......     282.7       175.6         107.1          --        107.1
  Product warranty......      44.1        29.0          15.1          --         15.1
  Advance payments from
   customers............      55.1         8.8          46.3          --         46.3
                          --------      ------        ------      -------      ------
    Total Current
     Liabilities........     504.9       258.3         246.6        (11.0)      235.6
Long-Term Accrued
 Expenses...............      44.8         --           44.8          --         44.8
Long-Term Debt..........     111.1         --          111.1        (52.0)       59.1
                          --------      ------        ------      -------      ------
    Total Liabilities...     660.8       258.3         402.5        (63.0)      339.5
Equity..................     557.5       348.9         208.6        (45.0)      163.6
                          --------      ------        ------      -------      ------
Total Liabilities and
 Equity.................  $1,218.3      $607.2        $611.1      $(108.0)     $503.1
                          ========      ======        ======      =======      ======

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(1) To adjust the historical financial statements of the Company for the impact of the Distribution of IB Common Stock and SEB Common Stock to Company stockholders. The Distribution of IB Common Stock and SEB Common Stock is reflected at book value.

(2) Assumes a cash contribution by the Company to IB of $8.0 million, the assumption by IB of $58.0 million in long-term debt (including current portion) from the Company, the cash contribution by the Company to SEB of $100.0 million, and the transfer to SEB of $5.0 million in Notes Payable from the Company in connection with the Distribution. See "The Instruments Business Forecasted Capitalization," "The Semiconductor Equipment Business Forecasted Capitalization" and "HCS Forecasted Capitalization."

                                      HCS
                    (VARIAN ASSOCIATES, INC., TO BE RENAMED
           VARIAN MEDICAL SYSTEMS, INC. FOLLOWING THE DISTRIBUTION)

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS

                               FISCAL YEAR 1998


                                                       AS
                         COMPANY   ADJUSTMENTS FOR  ADJUSTED   PRO FORMA      HCS
                        HISTORICAL DISTRIBUTION(1) HISTORICAL ADJUSTMENTS  PRO FORMA
                        ---------- --------------- ---------- -----------  ---------
                              (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Sales..................  $1,422.1      $880.6        $541.5      $ --       $541.5
                         --------      ------        ------      -----      ------
Operating Costs and
 Expenses
  Cost of sales........     896.3       548.7         347.6        --        347.6
  Research and
   development.........     107.0        67.5          39.5        --         39.5
  Marketing............     199.1       148.3          50.8        --         50.8
  General and
   administrative......     104.5        60.1          44.4        --         44.4
                         --------      ------        ------      -----      ------
    Total operating
     costs and
     expenses..........   1,306.9       824.6         482.3        --        482.3
                         --------      ------        ------      -----      ------
Operating Earnings.....     115.2        56.0          59.2        --         59.2
  Interest expense.....      (8.9)        --           (8.9)       4.3 (2)    (4.6)
  Interest income......       6.4         --            6.4       (5.6)(3)     0.8
                         --------      ------        ------      -----      ------
Operating Earnings
 before Taxes..........     112.7        56.0          56.7       (1.3)       55.4
  Taxes on earnings....      38.9        21.0          17.9       (0.5)(4)    17.4
                         --------      ------        ------      -----      ------
Net Earnings...........  $   73.8      $ 35.0        $ 38.8      $(0.8)     $ 38.0
                         ========      ======        ======      =====      ======
Net Earnings Per
 Share--Basic..........  $   2.47
                         ========
Net Earnings Per
 Share--Diluted........  $   2.43
                         ========
Pro Forma Net Earnings
 Per Share--Basic(5)...                                                     $ 1.27
                                                                            ======
Pro Forma Net Earnings
 Per Share--Dilut-
 ed(6).................                                                     $ 1.25
                                                                            ======

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS

(1) To adjust the historical financial statements of the Company for the impact of the Distribution of IB Common Stock and SEB Common Stock to Company stockholders. The Distribution of IB Common Stock and SEB Common Stock is reflected at book value.
(2) Reflects the reduction of interest expense on $58.0 million of long-term debt at an estimated annual rate of interest of 7.03% and on $5.0 million of Notes Payable at an estimated annual rate of interest of 3.6%. A change of 25 basis points on these estimated annual rates of interest would impact pro forma interest expense by $158,000.
(3) Reflects the reduction of interest income on $108.0 million of cash and cash equivalents at an estimated annual rate of interest of 5.2%.
(4) The pro forma adjustment for income taxes is based upon statutory income tax rates.
(5) The computation of pro forma net earnings per share--basic is based on the weighted average number of shares of the Company's Common Stock outstanding during fiscal year 1998.
(6) The computation of pro forma net earnings per share--diluted is based on the sum of the weighted average number of shares of the Company's Common Stock outstanding and the Company's dilutive potential Common Stock during fiscal year 1998.

                                      HCS
                    (VARIAN ASSOCIATES, INC., TO BE RENAMED
           VARIAN MEDICAL SYSTEMS, INC. FOLLOWING THE DISTRIBUTION)

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS

                               FISCAL YEAR 1997

                                                       AS
                         COMPANY   ADJUSTMENTS FOR  ADJUSTED   PRO FORMA      HCS
                        HISTORICAL DISTRIBUTION(1) HISTORICAL ADJUSTMENTS  PRO FORMA
                        ---------- --------------- ---------- -----------  ---------
                              (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Sales..................  $1,425.9      $949.6        $476.3      $ --       $476.3
                         --------      ------        ------      -----      ------
Operating Costs and
 Expenses
  Cost of sales........     902.7       579.4         323.3        --        323.3
  Research and
   development.........     110.8        79.6          31.2        --         31.2
  Marketing............     199.2       156.8          42.4        --         42.4
  General and
   administrative......      83.2        52.1          31.1        --         31.1
                         --------      ------        ------      -----      ------
    Total operating
     costs and
     expenses..........   1,295.9       867.9         428.0        --        428.0
                         --------      ------        ------      -----      ------
Operating Earnings.....     130.0        81.7          48.3        --         48.3
  Interest expense.....      (7.8)        --           (7.8)       4.3 (2)    (3.5)
  Interest income......       4.6         --            4.6       (4.6)(3)     --
  Gain on sale of Thin
   Film Systems........      51.0        51.0           --         --          --
                         --------      ------        ------      -----      ------
Operating Earnings
 before Taxes..........     177.8       132.7          45.1       (0.3)       44.8
  Taxes on earnings....      62.2        47.4          14.8       (0.1)(4)    14.7
                         --------      ------        ------      -----      ------
Net Earnings...........  $  115.6      $ 85.3        $ 30.3      $(0.2)     $ 30.1
                         ========      ======        ======      =====      ======
Net Earnings Per
 Share--Basic..........  $   3.79
                         ========
Net Earnings Per
 Share--Diluted........  $   3.67
                         ========
Pro Forma Net Earnings
 Per Share--Basic(5)...                                                     $ 0.99
                                                                            ======
Pro Forma Net Earnings
 Per Share--Dilut-
 ed(6).................                                                     $ 0.96
                                                                            ======

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS

(1) To adjust the historical financial statements of the Company for the impact of the Distribution of IB Common Stock and SEB Common Stock to Company stockholders. The Distribution of IB Common Stock and SEB Common Stock is reflected at book value.
(2) Reflects the reduction of interest expense on $58.0 million of long-term debt at an estimated annual rate of interest of 7.03% and on $5.0 million of Notes Payable at an estimated annual rate of interest of 3.6%. A change of 25 basis points on these estimated annual rates of interest would impact pro forma interest expense by $158,000.
(3) Reflects the reduction of interest income on $108.0 million of cash and cash equivalents at an estimated annual rate of interest of 5.2%. This pro forma adjustment is limited to the amount of actual interest income earned by the Company during the period.
(4) The pro forma adjustment for income taxes is based upon statutory income tax rates.
(5) The computation of pro forma net earnings per share--basic is based on the weighted average number of shares of the Company's Common Stock outstanding during fiscal year 1997.
(6) The computation of pro forma net earnings per share--diluted is based on the sum of the weighted average number of shares of the Company's Common Stock outstanding and the Company's dilutive potential Common Stock during fiscal year 1997.

                                      HCS
                    (VARIAN ASSOCIATES, INC., TO BE RENAMED
           VARIAN MEDICAL SYSTEMS, INC. FOLLOWING THE DISTRIBUTION)

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS

                               FISCAL YEAR 1996

                                                       AS
                         COMPANY   ADJUSTMENTS FOR  ADJUSTED   PRO FORMA      HCS
                        HISTORICAL DISTRIBUTION(1) HISTORICAL ADJUSTMENTS  PRO FORMA
                        ---------- --------------- ---------- -----------  ---------
                              (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Sales..................  $1,599.4     $1,131.9       $467.5      $ --       $467.5
                         --------     --------       ------      -----      ------
Operating Costs and
 Expenses
  Cost of sales........     995.7        687.5        308.2        --        308.2
  Research and
   development.........     110.2         86.0         24.2        --         24.2
  Marketing............     200.3        159.1         41.2        --         41.2
  General and
   administrative......     103.1         65.5         37.6        --         37.6
                         --------     --------       ------      -----      ------
    Total operating
     costs and
     expenses..........   1,409.3        998.1        411.2        --        411.2
                         --------     --------       ------      -----      ------
Operating Earnings.....     190.1        133.8         56.3        --         56.3
  Interest expense.....      (6.4)         --          (6.4)       4.3 (2)    (2.1)
  Interest income......       5.5          --           5.5       (5.5)(3)     --
                         --------     --------       ------      -----      ------
Operating Earnings
 before Taxes..........     189.2        133.8         55.4       (1.2)       54.2
  Taxes on earnings....      67.1         48.4         18.7       (0.4)(4)    18.3
                         --------     --------       ------      -----      ------
Net Earnings...........  $  122.1     $   85.4       $ 36.7      $(0.8)     $ 35.9
                         ========     ========       ======      =====      ======
Net Earnings Per
 Share--Basic..........  $   3.93
                         ========
Net Earnings Per
 Share--Diluted........  $   3.81
                         ========
Pro Forma Net Earnings
 Per Share--Basic(5)...                                                     $ 1.16
                                                                            ======
Pro Forma Net Earnings
 Per Share--Dilut-
 ed(6).................                                                     $ 1.12
                                                                            ======

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS

(1) To adjust the historical financial statements of the Company for the impact of the Distribution of IB Common Stock and SEB Common Stock to Company stockholders. The Distribution of IB Common Stock and SEB Common Stock is reflected at book value.
(2) Reflects the reduction of interest expense on $58.0 million of long-term debt at an estimated annual rate of interest of 7.03% and on $5.0 million of Notes Payable at an estimated annual rate of interest of 3.6%. A change of 25 basis points on these estimated annual rates of interest would impact pro forma interest expense by $158,000.
(3) Reflects the reduction of interest income on $108.0 million of cash and cash equivalents at an estimated annual rate of interest of 5.2%. This pro forma adjustment is limited to the amount of actual interest income earned by the Company during the period.
(4) The pro forma adjustment for income taxes is based upon statutory income tax rates.
(5) The computation of pro forma net earnings per share--basic is based on the weighted average number of shares of the Company's Common Stock outstanding during fiscal year 1996.
(6) The computation of pro forma net earnings per share--diluted is based on the sum of the weighted average number of shares of the Company's Common Stock outstanding and the Company's dilutive potential Common Stock during fiscal year 1996.

  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                               OPERATIONS OF HCS

  This discussion and analysis of financial condition and results of operations is based upon and should be read in conjunction with " HCS Pro Forma Consolidated Financial Statements" included elsewhere in this Proxy Statement, as well as the information contained under "Business of HCS," "Risk Factors--Risks Relating to the Business of HCS" and "Risk Factors--Additional Risks Relating to Each of the Businesses."

  The unaudited pro forma consolidated financial statements of HCS generally reflect the results of operations, financial position and cash flows of the operations expected to be retained by HCS after the Internal Transfers and Distribution. The unaudited pro forma balance sheet does not, however, purport to represent what HCS's financial position actually would have been had the Distribution occurred on the date indicated, or to project HCS's financial position for any future date. The unaudited pro forma statements of earnings similarly do not purport to represent what HCS's operating results actually would have been had the Distribution occurred on the date indicated, or to project HCS's operating results for any future period. The unaudited pro forma consolidated financial statements include, among other things, allocations of certain Company corporate assets (including pension assets), liabilities (including profit sharing and pension benefits) and expenses (including legal, accounting, employee benefits, insurance services, information technology services, treasury and other Company corporate overhead) to HCS using the allocation methodology described in the notes to the HCS pro forma consolidated financial statements during the periods presented. These allocations are not necessarily indicative of the amounts that would have been recorded by HCS had it operated on a stand-alone basis during the periods presented or will be recorded by HCS in the future. The pro forma consolidated financial statements do not reflect any changes that may occur in the financing and operations of HCS as a result of the Distribution.

RESULTS OF OPERATIONS

 Fiscal Year

  HCS's fiscal years reported are the 52- or 53-week periods which ended on the Friday nearest September 30. Fiscal year 1998 comprises the 53-week period ended on October 2, 1998. Fiscal years 1997 and 1996 comprise the 52-week periods ended on September 26, 1997 and September 27, 1996, respectively.

  Fiscal Year 1998 Compared to Fiscal Year 1997

  Sales. HCS's sales of $542 million in fiscal year 1998 were 14% higher than its sales of $476 million in fiscal year 1997, and consisted of sales and service of oncology systems, and the sale of x-ray tubes and imaging subsystems. Fourth fiscal quarter sales were significant in both years, accounting for $179 million of sales in fiscal year 1998 and $158 million of sales in fiscal year 1997, amounting to 33% of sales in each fiscal year. HCS expects high single-digit sales growth in fiscal year 1999. Despite this sales growth, operating earnings will be negatively impacted by transaction costs and cost allocations resulting from the presentation of IB and SEB as discontinued operations.

  Oncology systems sales were $408 million, or 75% of HCS's sales, in fiscal year 1998, compared to $347 million, or 73% of sales, in fiscal year 1997. X-ray tubes and imaging subsystems sales were $133 million, or 25% of HCS's sales, in fiscal year 1998, compared to $129 million, or 27% of sales, in fiscal year 1997. Oncology systems sales accounted for almost all of the increase in sales in fiscal year 1998. The 18% increase in sales of oncology systems between fiscal year 1997 and fiscal year 1998 reflects both an increase in volume of products and services sold and the acquisition of the RS Business in December 1997. X-ray tubes and imaging subsystem sales also increased 3% between fiscal year 1997 and fiscal year 1998.

  By product line, oncology systems sales in North America, Europe, Asia and the rest of the world amounted to $204 million, $145 million, $35 million and $24 million in fiscal year 1998, and $192 million, $91 million, $48 million and $16 million of sales in fiscal year 1997, respectively, while sales of x-ray tubes and imaging subsystems in North America, Europe, Asia and the rest of the world amounted to $39 million, $34 million,

$56 million and $4 million in fiscal year 1998, and $34 million, $30 million, $63 million and $2 million in fiscal year 1997, respectively. The economic difficulties in Asia were responsible for the reduction in Asian sales between fiscal year 1997 and 1998.

  Gross Profit. HCS's gross profit of $194 million in fiscal year 1998 was 36% of sales, compared to $153 million, or 32% of sales, in fiscal year 1997. The increase in gross profit as a percentage of sales from fiscal year 1997 to fiscal year 1998 was primarily attributable to the increase in oncology systems sales relative to the fixed components of overhead and, to a lesser extent, a shift in oncology systems sales to a higher mix of ancillary products that bear a higher margin. Gross profit as a percentage of sales of oncology systems amounted to 37% in fiscal year 1998, compared to 34% in fiscal year 1997. Gross profit as a percentage of sales of x-ray tubes and imaging subsystems was flat at 33% in fiscal year 1998 and fiscal year 1997, despite production start-up costs for new digital imaging products.

  Research and Development. Research and development expenses of $40 million in fiscal year 1998, were 27% higher than the $31 million of such expenses in fiscal year 1997, representing approximately 7% of sales in both fiscal years 1998 and 1997. The increase on an absolute basis was primarily attributable to HCS's investments in new digital radiographic imaging products, new oncology administrative and imaging software, improvements in oncology systems multileaf collimator products and new x-ray tube platforms.

  Marketing. Marketing expenses were $51 million in fiscal year 1998, compared to $42 million, in fiscal year 1997, representing 9% of sales in both years. The increase in marketing expenses, in absolute terms, was a result of HCS's acquisition of Cyber-Nisty Company, a Japanese distributor, higher international commission expenses and the expansion of HCS's sales and marketing forces.

  General and Administrative. General and administrative expenses of $44 million were 8% of sales in fiscal year 1998, compared to $31 million, or 7% of sales, in fiscal year 1997. The increase resulted from amortization of goodwill and trade receivables write-offs.

  Taxes on Earnings. HCS's effective tax rate was 31.6% in fiscal year 1998, compared to 32.8% in fiscal year 1997. The fiscal year 1998 and fiscal year 1997 rates were lower than the U.S. federal statutory rate due to the tax benefits arising from the use of a foreign sales corporation. In addition, the fiscal year 1998 rate was lower than the fiscal year 1997 rate due to the impact of higher earnings in low-tax foreign countries.

  Net Earnings. HCS's net earnings in fiscal year 1998 were $39 million, or 7% of sales, an increase of 28% over the $30 million of net earnings, or 6% of sales, in fiscal year 1997. The increase in net earnings was primarily the result of increased sales volume.

  Fiscal Year 1997 Compared to Fiscal Year 1996

  Sales. HCS's sales of $476 million in fiscal year 1997 were 2% higher than its sales of $468 million in fiscal year 1996. Oncology systems sales were $347 million, or 73% of HCS's sales in fiscal year 1997, compared to $325 million, or 69% of sales, in fiscal year 1996. X-ray tubes and imaging subsystems sales were $129 million, or 27% of HCS's sales, in fiscal year 1997, compared to $143 million, or 31% of sales, in fiscal year 1996. Oncology systems sales accounted for the entire increase in sales. The 7% increase in sales of oncology systems between fiscal year 1996 and fiscal year 1997 reflected the increasing demand for ancillary products. The increase in oncology systems sales was partially offset by a 9% decrease in x-ray tube and imaging subsystem sales between fiscal year 1996 and fiscal year 1997. The decrease resulted from lower levels of demand in fiscal year 1997 than in fiscal year 1996 from original equipment manufacturers who purchased x-ray tube products from HCS.

  By product line, oncology systems sales in North America, Europe, Asia, and the rest of the world amounted to $192 million, $91 million, $48 million and $16 million in fiscal year 1997, and $177 million, $93 million, $42 million and $13 million in fiscal year 1996, respectively, while sales of x-ray tubes and imaging subsystems in North America, Europe, Asia and the rest of the world amounted to $34 million, $30 million, $63 million and $2 million in fiscal year 1997, and $43 million, $32 million, $65 million and $3 million in fiscal year 1996, respectively.

  Gross Profit. HCS's gross profit of $153 million in fiscal year 1997 was 32% of sales, compared to $159 million, or 34% of sales, in fiscal year 1996. The decrease in gross profit as a percentage of sales from fiscal year 1996 to fiscal year 1997 was primarily attributable to the strengthening of the U.S. dollar relative to other international currencies, which affected both oncology systems and x-ray tubes and imaging subsystems. Gross profit as a percentage of sales of x-ray tubes and imaging subsystems amounted to 33% in fiscal year 1997, compared to 35% in fiscal year 1996. Gross profit as a percentage of sales of oncology systems amounted to 34% in fiscal year 1997, compared to 36% in fiscal year 1996.

  Research and Development. Research and development expenses of $31 million in fiscal year 1997, were 29% higher than the $24 million of such expenses in fiscal year 1996. Research and development expenses represented 6.6% of sales in fiscal year 1997 compared to 5.2% of sales in fiscal year 1996. HCS increased research and development expenditures as a percentage of sales for both oncology systems and x-ray tubes and imaging subsystems in fiscal year 1997. In 1997, oncology systems research and development effort was focused on new product releases in the software products, particularly its imaging products. X-ray tubes completed eight of 28 ongoing new tube developments, proved feasibility of a new air-cooled "integral housing" tube, and initiated several high end tube developments. The imaging business continued addressing technical and manufacturability issues for amorphous silicon solid state detectors.

  Marketing. Marketing expenses were $42 million in fiscal year 1997, compared to $41 million in fiscal year 1996, or 9% of sales in both fiscal years. The increase, on an absolute basis, was mainly in oncology systems where the product marketing and sales organizations were expanded.

  General and Administrative. General and administrative expenses of $31 million were 7% of sales in fiscal year 1997, compared to $38 million, or 8% of sales, in fiscal year 1996. The decrease was primarily due to a reduction in corporate overhead expenses.

  Taxes on Earnings. HCS's effective tax rate was 32.8% in fiscal year 1997, compared to 33.8% in fiscal year 1996. The fiscal year 1997 and fiscal year 1996 rates were lower than the U.S. federal statutory rate principally due to the tax benefits arising from the use of a foreign sales corporation. The fiscal year 1997 rate was lower than the fiscal year 1996 rate due to the impact of tax credits.

  Net Earnings. HCS's net earnings in fiscal year 1997 were $30 million, or 6% of sales, a decrease of 17% from the $37 million of earnings, or 8% of sales, in fiscal year 1996. The decrease in net earnings was the result of increased investment in research and development and lower export prices due to the strengthening of the U.S. dollar.

RECENT ACCOUNTING PRONOUNCEMENTS

  In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. It is effective for HCS's 1999 fiscal year. The impact of the implementation of SFAS No. 130 on the consolidated financial statements of HCS has not yet been determined.

  In June 1997, the FASB issued SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information." SFAS No. 131 changes current practice under SFAS No. 14 by establishing a new framework on which to base segment reporting (referred to as the "management" approach) and also requires interim reporting of segment information. It is effective for HCS's 1999 fiscal year. The impact of the implementation of SFAS No. 131 on the reporting of HCS's segment information has not yet been determined.

  In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes a new model for accounting for derivatives and hedging activities and is effective for HCS's 2000 fiscal year. The impact of the implementation of SFAS No. 133 on the consolidated financial statements of HCS has not yet been determined.

LIQUIDITY AND CAPITAL RESOURCES

  The Company has historically incurred or managed debt at the parent level, and a portion of this debt will be retained by HCS as of the Distribution Date. HCS will not be able to rely on the earnings, assets or cash flows of SEB or IB after the Distribution to service this debt, nor however, will its earnings, assets or cash flows be used to contribute to the capital requirements of those entities.

  The debt to be retained by HCS at the time of the Distribution will consist of between $50 million and $100 million of Term Loans and Notes Payable, based on the Company's outstanding indebtedness as of October 2, 1998 and projected operating results, certain other transactions and scheduled debt repayments through the Distribution Date. See "HCS Forecasted Capitalization." As of October 2, 1998, interest rates on the Company's outstanding Term Loans ranged from 6.70% to 7.29%, and the weighted average interest rate on these Term Loans was 7.03%. As of October 2, 1998, interest rates on the Company's outstanding Notes Payable ranged from 1.50% to 49.00%, and the weighted average interest rate on these Notes Payable was 1.96%. While IB will assume 50% of the Company's Term Loans, the specific Term Loans and Notes Payable that HCS will retain in connection with the Distribution will be determined in accordance with the Distribution Agreement. See "The Distribution Proposals-- Proposal One: The Distribution--Distribution Agreement." The Term Loans currently contain covenants that limit future borrowings and the payment of cash dividends and require the maintenance of certain levels of working capital and operating results. In connection with the renegotiation of the Term Loans, the lender may revise existing or impose additional restrictive covenants. HCS also may enter into one or more credit facilities for working capital and other general corporate purposes on or after the Distribution. Any such credit facility may contain certain representations and warranties; conditions; affirmative, negative and financial covenants; and events of default customary for such facilities.

  At October 2, 1998, HCS had $150 million in cash and cash equivalents, compared to $142 million at September 27, 1997. Under the terms of the Distribution Agreement, the Company will make a cash contribution to SEB such that SEB's cash and cash equivalents equal $100 million at the time of the Distribution. In addition, it is anticipated that the Company will be required to contribute cash to IB so that as of the time of the Distribution IB and HCS will each have Net Debt equal to approximately 50% of the aggregate Net Debt of IB and HCS, subject to such adjustments as may be necessary to provide HCS with a Net Worth of between 40% and 50% of the aggregate Net Worths of IB and HCS. See "The Distribution Proposals--Proposal One: The Distribution-- Distribution Agreement." In connection with the Distribution, the Company intends to sell its long-term leasehold interest in certain of its Palo Alto facilities, together with the related buildings and other corporate assets, from which it expects to receive proceeds of $55 million in the aggregate. In addition, the Company will be required to pay the net expenses associated with the Internal Transfers and Distribution, estimated at approximately $50 million. IB is entitled to receive approximately 50% of the estimated proceeds, if any, to be received by HCS after the Distribution from the sales of these facilities and assets and is required to pay approximately 50% of any estimated transaction expenses to be paid by HCS after the Distribution (in each case reduced for estimated taxes payable or tax benefits received from all sales and transaction expenses). If the Company is unable to sell the facilities and assets it intends to sell prior to the Distribution or at all, HCS may be required to enter into and draw upon a credit facility to make such cash contributions or pay such expenses.

  In December 1997, HCS purchased the RS Business from the General Electric Company for approximately $45 million. This acquisition has been accounted for under the purchase method of accounting. HCS is amortizing acquired goodwill of $37 million over 40 years.

  HCS expects that its future capital expenditures will continue to approximate 2.5% of sales in each fiscal year. In addition, it expects to incur up to $5 million in additional capital expenditures related to relocations effected in connection with the Distribution. Additional restructuring plans associated with the Distribution are

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currently being developed and may result in additional costs. The Distribution
Agreement provides that HCS will remain liable for certain litigation described under "Business of HCS--Legal Proceedings" and will indemnify IB and SEB for one-third of the costs, expenses and other liabilities of the Company relating to certain discontinued operations, including certain environmental liabilities. See "Environmental Matters."

  HCS's liquidity is affected by many factors, some based on the normal ongoing operations of the business and others related to the uncertainties of the industry and global economies. Although HCS's cash requirements will fluctuate based on the timing and extent of these factors, management believes that existing cash, cash generated from operations and HCS's borrowing capability will be sufficient to satisfy anticipated commitments for capital expenditures and other cash requirements for the current fiscal year and fiscal year 2000.

ENVIRONMENTAL MATTERS

  HCS's operations are subject to various foreign, federal, state and/or local laws regulating the discharge of materials into the environment or otherwise relating to the protection of the environment. This includes discharges into soil, water and air, and the generation, handling, storage, transportation and disposal of waste and hazardous substances. In addition, several countries are reviewing proposed regulations that would require manufacturers to dispose of their products at the end of a product's useful life. These laws have the effect of increasing costs and potential liabilities associated with the conduct of such operations.

  The Company has been named by the U.S. Environmental Protection Agency or third parties as a potentially responsible party under the CERCLA, as amended, at eight sites where the Company is alleged to have shipped manufacturing waste for recycling or disposal. The Company is also involved in various stages of environmental investigation and/or remediation under the direction of, or in consultation with, foreign, federal, state and/or local agencies at certain current or former Company facilities (including facilities disposed of in connection with the Company's sale of its Electron Devices business during fiscal year l995 and the sale of its TFS business during fiscal year 1997). Expenditures by the Company for environmental investigation and remediation amounted to $5 million in fiscal year 1998, compared with $2 million in fiscal year 1997 and $5 million in fiscal year 1996.

  For certain of these sites and facilities, various uncertainties make it difficult to assess the likelihood and scope of further investigation or remediation activities or to estimate the future costs of such activities if undertaken. As of October 2, 1998, the Company nonetheless estimated that the future exposure for environmental-related investigation and remediation costs for these sites and facilities ranged in the aggregate from $22 million to $49 million. The time frame over which these costs are expected to be incurred varies with each site and facility, ranging up to approximately 30 years as of October 2, 1998. Management believes that no amount in the foregoing range of estimated future costs is more probable of being incurred than any other amount in such range and therefore the Company has accrued $22 million in estimated environmental costs as October 2, 1998. The amount accrued has not been discounted to present value.

  As to other sites and facilities, the Company has gained sufficient knowledge to be able to better estimate the scope and costs of future environmental activities. As of October 2, 1998, the Company estimated the future exposure for environmental related investigation and remediation costs for these sites and facilities ranged in the aggregate from $40 million to $74 million. The time frame over which these costs are expected to be incurred varies with each site and facility, ranging up to approximately 30 years as of October 2, 1998. As to each of these sites and facilities, management determined that a particular amount within the range of estimated costs was a better estimate of the future environmental liability than any other amount within the range, and that the amount and timing of these futures costs were reliably determinable. Together, these amounts totaled $51 million at October 2, 1998. Accordingly, the Company has accrued $22 million as of October 2, 1998, which represents its best estimate of the future costs discounted at 4%, net of inflation. This accrual is in addition to the $22 million described in the preceding paragraph.

  The Company evaluates its liability for environmental related investigation and remediation in light of the liability and financial wherewithal of potentially responsible parties and insurance companies with respect to

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which the Company believes that it has rights to contribution, indemnity and/or reimbursement. Claims for recovery of environmental investigation and remediation costs already incurred, and to be incurred in the future, have been asserted against various insurance companies and other third parties. In 1992, the Company filed a lawsuit against 36 insurance companies with respect to most of the above-referenced sites and facilities. The Company received certain cash settlements during fiscal years 1995, 1996, 1997 and 1998 from defendants in that lawsuit, and has a $0.5 million receivable in Other Current Assets at October 2, 1998. The Company has also reached an agreement with another insurance company under which the insurance company has agreed to pay a portion of the Company's past and future environmental related expenditures, and the Company therefore has a $5.5 million receivable in Other Assets at October 2, 1998. Although the Company intends to aggressively pursue additional insurance recoveries, the Company has not reduced any liability in anticipation of recovery with respect to claims made against third parties.

  Under the Distribution Agreement, HCS has agreed to indemnify IB and SEB for one-third of these environmental investigation and remediation costs, and IB and SEB have each agreed to indemnify the Company for one-third of these costs, as adjusted for any insurance proceeds and tax benefits expected to be realized upon the payment of these costs. Accordingly, as of October 2, 1998 HCS has recorded a $16 million receivable from IB and SEB relating to their obligations to indemnify HCS for their respective portions of these costs.

  The foregoing amounts are only estimates of anticipated future environmental related costs, and the amounts actually spent in the years indicated may be greater or less than such estimates. The aggregate range of cost estimates reflects various uncertainties inherent in many environmental investigation and remediation activities and the large number of sites and facilities involved. HCS believes that most of these cost ranges will narrow as investigation and remediation activities progress.

  HCS believes that its reserves are adequate, but as the scope of its obligation becomes more clearly defined, these reserves may be modified and related charges against earnings may be made. Although any ultimate liability arising from environmental related matters described herein could result in significant expenditures that, if aggregated and assumed to occur within a single fiscal year, would be material to HCS's financial statements, the likelihood of such occurrence is considered remote. Based on information currently available to management and its best assessment of the ultimate amount and timing of environmental related events, management believes that the costs of these environmental related matters are not reasonably likely to have a material adverse effect on the consolidated financial statements of HCS.

YEAR 2000

  General. The "Year 2000" problem refers to computer programs and other equipment with embedded microprocessors ("non-IT systems") which use only the last two digits to refer to a year, and which, therefore, might not properly recognize a year that begins with "20" instead of the familiar "19." As a result, those computer programs and non-IT systems might be unable to operate or process accurately certain date-sensitive data before or after January 1, 2000. Because HCS relies heavily on computer programs and non-IT systems, and relies on third parties which themselves rely on computer programs and non-IT systems, the Year 2000 problem, if not addressed, could adversely effect HCS's business, results of operations or financial condition.

  State of Readiness. HCS has initiated a comprehensive assessment of potential Year 2000 problems with respect to (1) internal systems, (2) products and (3) significant third parties with which HCS does business.

  HCS has substantially completed its assessment of potential Year 2000 problems in internal systems, which systems have been categorized as follows, in order of importance: (a) enterprise information systems; (b) enterprise networking and telecommunications; (c) factory-specific information systems;
(d) non-IT systems; (e) computers and packaged software; and (f) facilities systems. With respect to enterprise information systems, HCS in 1994 initiated replacement of its existing systems with a single company-wide system supplied by SAP America, Inc., which system is designed and tested by SAP for Year 2000 capability. Installation of that system has been staged to replace first those existing systems that are not Year 2000 capable. Installation of

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the new SAP system is approximately 35% complete, with 90% completion expected by July 1999 and full completion expected by the end of 1999. Upgrade of enterprise information systems is approximately 35% complete, with 94% completion expected by July 1999 and 100% completion expected by December
1999; upgrade of networking and telecommunications systems is approximately
95% complete, with 100% completion expected by July 1999; upgrade of factory-specific information systems is approximately 58% complete, with 87% completion expected by July 1999 and 87% completion expected by December 1999; upgrade of non-IT systems, computers and packaged software and facilities systems is approximately 30% complete, with 85% completion expected by July 1999 and 100% completion expected by December 1999.

  HCS has initiated an assessment of potential Year 2000 problems in its current and previously-sold products. With respect to current products, that assessment and corrective actions are substantially complete, and HCS believes that all of its current products are Year 2000 capable; however, that conclusion is based in part on Year 2000 assurances or warranties from suppliers of computer programs and non-IT systems which are integrated into or sold with HCS's current products.

  With respect to previously-sold products, HCS does not intend to assess Year 2000 preparedness of every product it has ever sold, but rather is focusing its assessments on products that are subject to regulatory requirements with respect to Year 2000, including FDA requirements for medical devices. HCS is also focusing its assessments on products that will be under written warranties or are still relatively early in their useful life, are more likely to be dependent on non-IT systems that are not Year 2000 capable and cannot be easily upgraded with readily available externally-utilized computers and packaged software and/or could pose a safety hazard. These assessments are expected to be substantially completed by January 1999. Where HCS identifies previously-sold products that are not Year 2000 capable, HCS intends in some cases to develop and offer to sell upgrades or retrofits, identify corrective measures which the customer could itself undertake or identify for the customer other suppliers of upgrades or retrofits. There may be instances where HCS will be required to repair and/or upgrade such products at its own expense. Schedules for completing those corrective actions vary considerably among HCS's businesses and products, but are generally expected to be substantially completed by July 1999.

  HCS is still assessing the potential Year 2000 problems of third parties with which HCS has material relationships, which are primarily suppliers of products or services. These assessments will identify and prioritize critical suppliers, review those suppliers' written assurances on their own assessments and correction of Year 2000 problems, and develop appropriate contingency plans for those suppliers which might not be adequately prepared for Year 2000 problems. These assessments are expected to be substantially completed by July 1999.

  Costs. As of October 2, 1998, HCS estimates that it had incurred approximately $500,000 to assess and correct Year 2000 problems. Although difficult to assess, based on its assessments to date HCS estimates that it will incur approximately $3,000,000 in additional costs to assess and correct Year 2000 problems, which costs are expected to be incurred throughout fiscal year 1999 and the first half of fiscal year 2000. All of these costs have been and will continue to be expensed as incurred.

  This estimate of future costs has not been reduced by expected recoveries from certain third parties, which are subject to indemnity, reimbursement or warranty obligations for Year 2000 problems. In addition, HCS expects that certain costs may be offset by revenues generated by the sale of upgrades and retrofits and other customer support services relating to Year 2000 problems. However, there can be no assurance that HCS's actual costs to assess and correct Year 2000 problems will not be higher than the foregoing estimate.

  Risks. Failure by HCS and its key suppliers to accurately assess and correct Year 2000 problems, would likely result in interruption of certain of HCS's normal business operations, which could have a material adverse effect on HCS's business, results of operations or financial condition. If HCS does not adequately identify and correct Year 2000 problems in its information systems, it could experience an interruption in its operations, including manufacturing, order processing, receivables collection and accounting, such that there would be delays in product shipments, lost data and a consequential impact on revenues, expenditures and financial

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reporting. If HCS does not adequately identity and correct Year 2000 problems in its non-IT systems, it could experience an interruption in its manufacturing and related operations, such that there would be delays in product shipments and a consequential impact on revenues. If HCS does not adequately identify and correct Year 2000 problems in previously-sold products, it could experience warranty or product liability claims by users of products which do not function correctly. If HCS does not adequately identify and correct Year 2000 problems of the significant third parties with which it does business, it could experience an interruption in the supply of key components or services from those parties, such that there would be delays in product shipments or services and a consequential impact on revenues.

  Management believes that appropriate corrective actions have been or will be accomplished within the cost and time estimates stated above. Although HCS does not expect to be 100% Year 2000 compliant by the end of 1999, HCS does not currently believe that any Year 2000 non-compliance in HCS's information systems would have a material adverse effect on HCS's business, results of operations or financial condition. However, given the inherent complexity of the Year 2000 problem, there can be no assurance that actual costs will not be higher than currently anticipated or that corrective actions will not take longer than currently anticipated to complete. Risk factors which might result in higher costs or delays include the ability to identify and correct in a timely fashion Year 2000 problems; regulatory or legal obligations to correct Year 2000 problems in previously-sold products; possible liability for personal injury if a safety hazard relating to Year 2000 is not identified and corrected; ability to retain and hire qualified personnel to perform assessments and corrective actions; the willingness and ability of critical suppliers to assess and correct their own Year 2000 problems, including in products they supply to HCS; and the additional complexity which will likely be caused by undertaking during fiscal year 1999 and fiscal year 2000 the separation of currently shared enterprise information systems as a result of the Distribution. See "Risk Factors--Risks Relating to the Distribution-- Transitioning to New Information Technology Infrastructures."

  Because of uncertainties as to the extent of Year 2000 problems with HCS's previously-sold products and the extent of any legal obligation of HCS to correct Year 2000 problems in those products, HCS cannot yet assess risks to HCS with respect to those products. Because its assessments are not yet complete, HCS also cannot yet conclude that the failure of critical suppliers to assess and correct Year 2000 problems is not reasonably likely to have a material adverse effect on HCS's results of operations.

  Contingency Plans. With respect to HCS's enterprise information systems, HCS has a contingency plan if the SAP system is not fully installed by December 31, 1999. That plan primarily involves installation where necessary of a Year 2000 capable upgrade of existing information systems pending complete installation of the SAP system. That upgrade is currently in acceptance testing and, if functional, will be held for contingency purposes.

  With respect to products and significant third parties, HCS intends, as part of its on-going assessment of potential Year 2000 problems, to develop contingency plans for the more critical problems that might not be corrected before December 31, 1999. It is currently anticipated that the focus of these contingency plans will be the possible interruption of the supply of key components or services from third parties.

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                                BUSINESS OF HCS

GENERAL

  The Company, which will be renamed Varian Medical Systems, Inc., will conduct the Health Care Systems Business currently conducted by the Company. The Company has been engaged in the Health Care Systems Business since 1959. References in this section to "HCS" refer to HCS and its subsidiaries after giving effect to the Internal Transfers and the Distribution. References to the "Health Care Systems Business" refer to the historical business and operations of the Health Care Systems Business conducted by the Company prior to the Distribution.

OVERVIEW

  HCS is a world leader in the design and production of equipment for treating cancer with radiation, as well as high-quality, cost-effective x-ray tubes for both equipment manufacturers and replacement tube and imaging subsystems suppliers.

  In serving the market for advanced medical systems (primarily for cancer care), HCS continues to broaden its offerings to address the unrelenting demand for cost containment and enhanced efficacy which are driving this sector. Its oncology systems line encompasses a fully integrated system of products embracing not only linear accelerators but sophisticated ancillary products and services to extend its capabilities and efficiency. These ancillary offerings now account for more than half of all oncology systems sales.

  In addition to developing leading-edge medical hardware, HCS also develops clinical software products and devices that enhance productivity and quality. These developments, while particularly valuable in helping U.S. hospitals and clinics cope with the challenges of managed care, are finding use in markets around the world as health care providers search for new ways to reduce costs, improve efficiency and bring improved levels of care to more patients.

  In the x-ray tube sector, HCS provides a broad selection of diagnostic tubes capable of delivering more scans with excellent resolution and imaging more patients than its competitors. HCS is also developing a solid state system for digital imaging in collaboration with imaging system manufacturers in several related markets.

CANCER-CARE MARKET

  Approximately 50% of all cancer patients in the U.S. receive radiation therapy at some point during the course of their disease. An important advantage of radiation therapy is that the radiation acts with some selectivity on cancer cells. The absorption of radiation by a cell affects its genetic structure and inhibits the replication of the cell, leading to its gradual death. Cancerous cells are fast replicating and thereby are disproportionately damaged by the radiation absorbed.

  Currently, the most common type of radiotherapy uses x-rays delivered by external beams and is administered using linear accelerators ("LINACS"). LINACS are conventionally used for multiple, or "fractionated," treatments of a tumor in up to 30 radiation sessions, or, as used more recently in the brain, to deliver a single high dose of radiation in a procedure referred to as stereotactic radiosurgery ("SRS"). In addition to external radiation therapy, radioactive seeds, wires or ribbons are sometimes inserted into a tumor ("interstitially") or into a body cavity ("intracavitary"). These modalities, known as "brachytherapy," do not require the radiation to pass through surrounding healthy tissue.

PRODUCTS

  HCS's products can be broadly classified into two principal categories: oncology systems, and x-ray tubes and imaging subsystems.

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 Oncology Systems

  HCS oncology systems designs, manufactures, sells and services hardware and software products for radiation treatment of cancer, including linear accelerators, simulators and computer systems for planning cancer treatments, high dose rate brachytherapy systems and data management systems for radiation oncology centers. HCS oncology systems offers an integrated system of products embracing both linear accelerators and sophisticated ancillary products and services to extend its capabilities and efficiency.

  Linear accelerators are primarily used in cancer therapy. HCS's CLINAC series of medical linear accelerators, marketed to hospitals and clinics worldwide, generates therapeutic x-rays and radiation beams for cancer treatment. VariSource(TM), HCS's high dose rate brachytherapy system, treats tumors internally by delivering radiation to the tumor by means of a radioactive source on the end of a wire in a catheter. It is a cost-effective and efficacious adjunct to linear accelerator-based therapy.

  Linear accelerators are also used for industrial radiographic applications. HCS's Linatron linear accelerators are used for nondestructive examination of objects, such as cargo or luggage and to x-ray heavy metallic structures for quality control.

  HCS also manufactures and markets related radiotherapy products such as imaging systems, information management systems, multi-leaf collimators, simulators and radiosurgery products. HCS has received United States Food and Drug Administration ("FDA") approval of new oncology products including a three-dimensional cancer treatment planning system, and an advanced multileaf collimator used to more precisely direct electron beams for cancer treatment. HCS continually works with physicians and technicians to develop the latest technology and treatments.

  In addition to pursuing growth opportunities in existing markets, HCS is pursuing the vast potential in combining advances in focused energy with the latest breakthroughs in biotechnology. HCS is also evaluating the application of radiation to treat diseases other than cancer. Such efforts are designed to yield a whole new range of products and technologies that allow HCS to take full advantage of its reputation for technology innovation leadership in the health care field.

 X-Ray Tubes and Imaging Subsystems

  HCS is a world leader in the design and manufacture of subsystems for diagnostic radiology, including x-ray-generating tubes and imaging subsystems, for the estimated worldwide $7 billion diagnostic imaging market. Its tubes are a key component of x-ray imaging subsystems, including both new system configurations and replacement tubes for the installed base. HCS conducts an active research and development program to address new technology and applications in both the medical and industrial x-ray tube markets. HCS's extensive scientific and engineering expertise in glass and metal center section tubes is considered to be state-of-the-art.

  HCS manufactures tubes for four primary medical x-ray imaging applications:
CT scanner; radiographic/fluoroscopic; special procedures; and mammography. HCS x-ray tube products have over time substantially increased the heat storage capacity of CT tubes. These high heat unit tubes were developed in response to customers who needed rapid, continuous scanning to accommodate continuous CT scanning techniques over large regions of the patient, and to reduce examination times. Innovative design and process improvements have increased tube life such that HCS's current tubes last twice as long as tubes did 5 years ago, resulting in significant savings for customers.

  HCS mammography tubes produce high quality images at low doses. Today, almost half the mammography systems and nearly a quarter of the CT scanner systems worldwide employ HCS tubes. HCS also offers a complete line of industrial x-ray tubes. The industrial product line consists of analytical x-ray tubes used for x-ray fluorescence and diffraction as well as tubes used for non-destructive imaging and gauging.


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  HCS also designs, manufactures and markets imaging products. A new imaging product line was launched in September 1996. Amorphous silicon imaging technologies developed by HCS can be broadly applied as an alternative to image intensifiers or film, representing over $1 billion of industry sales. The new products are expected to increase the efficiency of diagnostic x-ray imaging while decreasing costs. An amorphous silicon imaging subsystems is compact and weighs only about 10 pounds, replacing a 100-lb. image intensifier used in fluoroscopic imaging and the TV camera connected to it. It is expected that imaging equipment based on amorphous silicon semiconductors may be more stable and reliable, have far fewer adjustments, and suffer less degradation over time.

MARKETING AND SALES

  Historically, HCS has sold a significant proportion of its systems in any particular period to a limited number of customers. Sales to HCS's ten largest customers in fiscal years 1998, 1997 and 1996 accounted for approximately 24%, 28% and 30% of sales, respectively. HCS expects that sales of its products to relatively few customers will continue to account for a high percentage of its sales in the foreseeable future. No single customer accounted for 10% of more of HCS's sales in fiscal year 1998. See "Risk Factors--Risks Relating to the Business of HCS--Customer Concentration; Customer Financing."

  HCS sells its products throughout the world through a direct sales force in North America, Asia, Europe and Latin America. HCS has 19 field sales offices in the United States and 15 sales offices in other countries. Sales and service in other countries are generally handled by distributors.

  HCS sells its oncology system products primarily to hospitals, clinics, private and governmental institutions and health care agencies and doctors' offices. Total sales for oncology systems and services were $408 million, $347 million and $327 million for fiscal years 1998, 1997 and 1996, respectively. HCS divides its markets for oncology systems, components and accessories by region into North America, Europe, Asia and rest of the world, and these regions constituted 50%, 36%, 8% and 6% of HCS's sales during the 1998 fiscal year and 55%, 26%, 14% and 5% during the 1997 fiscal year, respectively.

  HCS sells approximately 80% of its x-ray tube products to original equipment manufacturers and 20% to replacement tube distributors. HCS has supplied tubes to such industry leaders as Toshiba, Elscint, Hitachi and Shimadzu, each of which accounted for 5% or more of x-ray tube product sales in fiscal year 1998. Total sales for x-ray tube products were $130 million, $129 million and $141 million for fiscal years 1998, 1997 and 1996, respectively. HCS divides its markets for its x-ray tube products, components and accessories by region into Asia, North America, Europe and rest of the world, and these regions constituted 43%, 28%, 26% and 3% of HCS's sales during the 1998 fiscal year and 49%, 26%, 23% and 2% during the 1997 fiscal year, respectively.

  HCS believes that in the foreseeable future there will be a continuous world-wide growth in the markets for oncology systems and related services because of the improvement of health care services in developing countries and Eastern Europe and the necessity to meet increasingly stricter regulations with respect to radiation dosage and other safety features and environmental hazards in many jurisdictions. With the transition from conventional to digital x-ray systems, the demand for products and services related to networking, archiving and electronic distribution of digital x-ray images will grow in industrialized countries. HCS also believes there will be continuous growth in the markets for information technology.

  HCS's marketing strategy is to offer to its customers a complete package of products and services in the fields of cancer-care and radiotherapy, including equipment, accessories and related services such as consulting and after-sales services. HCS's marketing efforts include the development of relationships with current and prospective customers, participation in annual professional meetings for clinicians and hospitals, advertisement in trade journals, direct mail and telephone marketing. HCS's growth strategy is to add products in its existing markets and expand its international market share.


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

CUSTOMER SUPPORT AND SERVICES

  HCS maintains service support centers in Milpitas, California; Buc, France; and Tokyo, Japan; as well as field service forces throughout the world for its oncology systems. HCS's network of service engineers and customer support specialists provide installation, warranty, repair, training and support services. HCS generates service revenue by providing service to customers on a time and materials basis and through comprehensive service contracts and sale of parts.

  HCS warrants most of its oncology systems for hardware parts and labor for 12 months. Under the terms of the warranty, the customer is assured of service and parts so that the equipment will operate in accordance with specifications. HCS warrants that software will perform in accordance with specifications at the delivery date and up to 3 months thereafter if the customer gives notice of any nonconformance. HCS offers a variety of post-warranty service agreements that permit customers to contract for the level of equipment maintenance they require. In addition, HCS has begun to offer specific software support agreements, reflecting the growing use in HCS's products of software that can be updated. Service is provided at rates competitive with those offered by HCS's competitors.

  Systems under warranty or service contract receive periodic maintenance by HCS service engineers, who also install new system capabilities or software upgrades and respond to customer service requests. These services may be purchased from HCS's service organization by customers who do not have a service contract with HCS.

  Oncology system customers receive installation, technical training, clinical in-service and documentation support appropriate for the product type. Customers receive both emergency and routine maintenance from a worldwide network of field engineers. These individuals are generally home-based engineers who are available to handle service requests 24-hours a day to satisfy HCS's customer requirements. Most of these engineers are employees of HCS, but many are also employees of dealers and/or agents of HCS. Customers can access HCS's extensive service network by calling any of HCS's service centers located throughout North America, Europe, Asia and Latin America.

  HCS believes that its customer service and support are an integral part of its competitive strategy. Service capability, availability and responsiveness play an important role in marketing and selling medical equipment and systems, particularly as the technological complexity of the products increases. Nevertheless, many hospitals use their own biomedical engineering departments and/or independent service organizations to service equipment after the warranty period expires. Therefore, HCS cannot depend on conversion of all maintenance to service contracts after the warranty period. However, after-warranty service does provide an on-going source of revenue for HCS.

  HCS provides technical advice and consultation for x-ray tube products to major OEM customers from offices in Tokyo, Japan, Houten, The Netherlands and Salt Lake City, Utah. HCS applications specialists and engineers make recommendations to meet the customer's technical requirements within the customer's budgetary constraints. HCS often develops specifications for a unique product, which will be designed and manufactured to meet a specific customer's requirements. HCS also maintains a technical customer support group in Charleston, South Carolina to meet the technical support requirements of independent tube installers using HCS's x-ray tube products.

RESEARCH AND DEVELOPMENT

  Developing products, systems and services based on advanced technological concepts is essential to HCS's ability to compete effectively. HCS currently maintains a product development and engineering staff responsible for product design and engineering. There can be no assurance that HCS's product development efforts will result in the development or commercialization of successful products or product enhancements. Research and development expenditures (net of customer funding) totaled $40 million, $31 million and $24 million in fiscal years 1998, 1997 and 1996, respectively.

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  HCS's Health Care Technology Laboratory maintains technical competencies in accelerator physics, image processing, electronic design, materials science, for the purpose of proving feasibility of new product concepts and to improve current products. Present research topics include new accelerator concepts for cancer treatment, imaging-based radiotherapy treatment planning, targeting and verification tools, systems for combined modality therapy, manufacturing process improvements, and improved x-ray sources.

  Although HCS intends to continue to conduct extensive research and development activities, there can be no assurance that it will be able to develop and market new products on a cost-effective and timely basis, that such products will compete favorably with products developed by others or that HCS's existing technology will not be superseded by new discoveries or developments. See "Risk Factors--Risks Relating to the Business of HCS-- Technological Change and New Products."

COMPETITION

  The health care equipment markets are characterized by rapidly evolving technology, intense competition and pricing pressure. HCS competes with companies worldwide, some of which have greater financial, marketing and management resources than HCS. These competitors could develop technologies and products that are more effective than those currently used or produced by HCS or that could render HCS's products obsolete or noncompetitive. Smaller competitors of HCS could be acquired by companies with greater financial strength enabling them to compete more aggressively. Certain distributors of HCS could also be acquired by competitors thereby disrupting certain distribution arrangements of HCS. Management believes, however, HCS competes favorably with its competitors on the basis of its continued commitment to global distribution and customer service, value-added manufacturing, technological leadership and new product innovation. HCS believes that the key to success in its markets is to provide technologically superior products that deliver cost-effective, high quality clinical diagnosis and that meet or exceed customer quality and service expectations. HCS's ability to compete successfully depends on its ability to commercialize new products ahead of its competitors. In its sales of oncology systems, HCS competes with Siemens, Nucletron, Elekta, Mitsubishi, and certain government facilities. In addition, HCS competes with independent service organizations in its service and maintenance business and with a variety of companies in its software systems and accessories business.

  The market place for x-ray tube products is extremely competitive. All of the major diagnostic imaging systems companies, which are the primary customers of HCS's x-ray tube business, manufacture x-ray tubes for use in their own products. HCS must compete with these in-house x-ray tube manufacturing operations that are naturally favored by their parent company. As a result, HCS must have a competitive advantage in one or more significant areas which may include lower product cost, better product quality, or technological superiority. HCS sells a significant volume of its x-ray tube products to companies such as Toshiba Medical Systems, Hitachi Medical Systems, Shimadzu Medical Systems, Philips Medical Systems and General Electric Medical Systems, all of which have in-house x-ray tube production capability. In addition, HCS competes against other stand-alone x-ray tube manufacturers such as Comet, located in Switzerland and IAE, located in Italy. These companies compete with HCS for both the OEM business of major diagnostic imaging equipment manufacturers as well as independent servicers of x-ray tube equipment. See "Risk Factors--Additional Risks Relating to Each of the Businesses--Competition."

MANUFACTURING AND SUPPLIES

  Oncology systems manufactures its accelerator systems in Palo Alto, California, and its treatment simulator systems, accelerator subsystems and brachytherapy systems in Crawley, England. In addition, oncology systems manufactures certain of its ancillary products in Baden, Switzerland and Helsinki, Finland. X-ray tube products are manufactured at HCS's manufacturing facilities in Salt Lake City, Utah, Arlington Heights, Illinois, and Charleston, South Carolina. These facilities employ state-of-the-art manufacturing techniques, and several have been honored by the press, governments, and trade organizations for their commitment to quality improvement. They are registered to ISO 9001 (or ISO 9002, in the case of the Charleston facility), the most rigorous of the international quality standards. See "Risk Factors--Additional Risks Relating to Each of the Businesses--International Sales and Manufacturing."

  Production processes at HCS facilities include machining, fabrication, subassembly, system assembly and final testing. HCS has invested in various automated and semi-automated equipment for the fabrication and machining of parts and assemblies incorporated in its products. HCS may from time to time further invest in such equipment when cost justified. HCS's quality assurance program includes various quality control measures from inspection of raw material, purchased parts and assemblies through on-line inspection.

  HCS's manufacturing activities consist primarily of assembling and testing components and subassemblies, which are acquired from third-party suppliers and then integrated into a finished system by HCS. HCS utilizes an outsourcing strategy for the manufacture of major subassemblies and performs system design, assembly and testing in-house. HCS believes outsourcing enables it to minimize its fixed costs and capital expenditures while also providing it with the flexibility to increase production capacity. HCS purchases material and components from various suppliers that are either standard products or built to HCS specifications. Certain components used in existing products of HCS, as well as products under development, are frequently purchased from single sources.

BACKLOG

  Backlog for HCS amounted to $352 million and $344 million at the end of fiscal 1998 and 1997, respectively. HCS includes in backlog only orders for products scheduled to be shipped within two years. Orders may be revised or canceled, either pursuant to their terms or as a result of negotiations; consequently, it is impossible to predict accurately the amount of backlog orders that will result in sales.

PRODUCT LIABILITY

  HCS's business exposes it to potential product liability claims which are inherent in the manufacture and sale of medical devices, and as such HCS may face substantial liability to patients for damages resulting from the faulty design or manufacture of products. Because these products involve the delivery of radiation to the human body or are involved in diagnostic imaging of the human body, the possibility for significant injury and/or death exists with any of HCS's products. Therefore, the design, manufacture, sale or service of the medical products manufactured by HCS involve the risk of product liability claims and expose HCS to substantial liability to patients for damages resulting from the faulty design, manufacture or servicing of such products. Although HCS maintains limited product liability insurance coverage in an amount that it deems sufficient for its business, there can be no assurance that such coverage will ultimately prove to be adequate or that such coverage will continue to remain available on acceptable terms, if at all.

  On December 5, 1997, HCS purchased General Electric's Radiotherapy Service Business (the "RS Business"). In connection with that transaction, HCS agreed to assume liability for certain product defects and personal injury matters which might arise with respect to RS Business products, and obtained insurance for these matters. The insurance provides that in each annual period HCS is responsible for the first $5,000,000 of expenses or liabilities related to any such claims. HCS has been notified of three potential claims related to these RS Business products for which HCS may have an indemnity obligation. See "Risk Factors--Risks Relating to the Business of HCS--Product Recalls, Product Liability and Insurance."

GOVERNMENT REGULATION

 Domestic Regulation

  HCS's products are regulated by the FDA. The FDA regulates the design, development, testing, manufacturing, packaging, labeling, distribution and marketing of medical devices under the U.S. Food, Drug and Cosmetic Act (the "FDC Act") and regulations promulgated by the FDA. The State of California (through its Department of Health Services), where HCS maintains one of its manufacturing facilities, as well as other states, also regulates the manufacture of medical devices.

  In general, these laws require that manufacturers adhere to certain standards designed to ensure the safety and effectiveness of medical devices. Under the FDC Act, each medical device manufacturer must comply with requirements applicable to manufacturing practices, clinical investigations involving humans, sale and marketing of medical devices, post-market surveillance, repairs, replacements and refunds, recalls and other matters. The FDA is authorized to obtain and inspect devices and their labeling and advertising, and to inspect the facilities in which they are manufactured.

  The FDC Act also requires compliance with specific manufacturing and quality assurance standards, including regulations promulgated by the FDA with respect to good manufacturing practices. FDA regulations require that each manufacturer establish a quality assurance program by which the manufacturer monitors the manufacturing process and maintains records that show compliance with FDA regulations and the manufacturer's written specifications and procedures relating to the devices. Compliance is necessary to receive FDA clearance to market new products and is necessary for a manufacturer to be able to continue to market cleared product offerings. Recently, the FDA promulgated new design process regulations that revise the good manufacturing practices applicable to medical device manufacturers. Among other things, these new regulations require that manufacturers establish performance requirements before production, insure that device components are compatible, select adequate packing materials, and, if appropriate, do risk analyses. The regulations took effect on June 1, 1997, but include a twelve-month transition period during which enforcement action with respect to design control requirements was not taken.

  The FDA makes announced and unannounced inspections of medical device manufacturers and may issue reports of observations where the manufacturer has failed to comply with applicable regulations and/or procedures. Failure to comply with applicable regulatory requirements can, among other things, result in warning letters, civil penalties, injunctions, suspensions or losses of regulatory clearances, product recalls, seizure or administrative detention of products, operating restrictions through consent decrees or otherwise, and criminal prosecution.

  There has been a trend in recent years, both in the United States and abroad, toward more stringent regulation and enforcement of requirements applicable to medical device manufacturers. The continuing trend of more stringent regulatory oversight in product clearance and enforcement activities may cause medical device manufacturers to experience longer approval cycles, more uncertainty, greater risk and higher expenses.

  The FDA requires that a new medical device or a new indication for use of or other significant change in an existing medical device obtain either 510(k) premarket notification clearance or an approved Pre-Market Approval Application ("PMAA") before orders can be obtained and the product distributed in the United States. The 510(k) clearance process is applicable when the new product being submitted is substantially equivalent to an existing commercially available product. The process of obtaining 510(k) clearance may take at least three months from the date of filing of the application and generally requires the submission of supporting data, which can be extensive and extend the process for a considerable period of time. Under the PMAA process, the applicant must generally conduct at least one clinical investigation and submit extensive supporting data and clinical information in the PMAA, which typically takes from one to two years, but sometimes longer for the FDA to review. Generally, HCS has not been required to resort to the PMAA process for approval of its products.

  Software deemed to be a medical device, such as HCS's treatment planning software, is reviewed by the FDA in connection with the agency's clearance of the pre-market notification for the related device. Computer health information system or stand-alone software may also be subject to FDA regulations. A draft policy issued by the FDA in 1989 has been the applicable guidance for the regulation of computer products intended to affect the diagnosis or treatment of patients. The 1989 draft policy exempts certain software from regulation on the basis of "competent human intervention" occurring with the use of the software before any impact on human health would occur. The FDA is considering a revised policy, which is expected to eliminate this exemption and to base the level of regulation on the level of risk imposed by the product. It is not clear what impact such regulatory policies, if adopted, will have on clinical information systems or other medical software offered by HCS.

  HCS believes that it is in material compliance with all applicable federal, state and most foreign regulations regarding the manufacture and sale of its products. Such regulations and their enforcement are, however, constantly undergoing change, and HCS cannot predict what effect, if any, such change may have on its business. Approvals may be withdrawn for failure to comply with regulatory standards or due to the occurrence of unforeseen problems. Failure to comply with FDA regulations could result in warning letters, product approval delays or other sanctions being imposed, including restrictions on the marketing or the recall of HCS's products, injunction or civil penalties. Delays in the receipt of or failure to receive necessary regulatory approvals or the loss of existing approvals could have a material adverse effect on HCS. HCS believes that its products substantially comply with all applicable electrical safety and environmental standards, such as those of Underwriters Laboratories and IEC 601.

  HCS is also subject to FDA and FTC restrictions on advertising and numerous foreign, federal, state and local laws relating to such matters as safe working conditions and manufacturing practices. Changes in existing requirements, adoption of new requirements or failure to comply with applicable requirements could have a material adverse effect on HCS. See "Risk Factors--Risks Relating to the Business of HCS--Government Regulation."

  The manufacture and sale of medical products manufactured by HCS involve the risk of product liability claims and exposes HCS to substantial liability to patients for damages resulting from the faulty design or manufacture of products. Because these products involve the delivery of radiation to the human body or are involved in diagnostic imaging of the human body, the possibility for significant injury and/or death exists with any of HCS's products. Therefore, the design, manufacture, sale or service of the medical products manufactured by HCS involve the risk of product liability claims and exposes HCS to substantial liability to patients for damages resulting from the faulty design, manufacture or servicing of such products. See "Risk Factors--Risks Relating to the Business of HCS--Product Recalls, Product Liability and Insurance."

 Medicare and Medicaid Reimbursement

  The Federal government regulates reimbursement for diagnostic examinations furnished to Medicare beneficiaries, including related physician services and capital equipment acquisition costs. For example, Medicare reimbursement for operating costs for radiation treatment performed on hospital inpatients generally is set under the Medicare prospective payment system ("PPS") diagnosis-related group ("DRG") regulations. Under PPS, Medicare pays hospitals a fixed amount for services provided to an inpatient based on his or her DRG, rather than reimbursing for the actual costs incurred by the hospital. Patients are assigned to a DRG based on their principal and secondary diagnoses, procedures performed during the hospital stay, age, gender and discharge status.

  For capital costs for inpatient services, prior to October 1, 1991, Medicare reimbursed hospitals an amount based on 85 percent of the actual reasonable costs they had incurred. On October 1, 1991, Medicare began to phase in over a ten-year period a prospective payment system for capital costs which incorporates an add-on to the DRG-based payment to cover capital costs and which replaces the reasonable cost-based methodology. The Balanced Budget Act of 1997 ("BBA"), enacted in law August 5, 1997, further reduces capital payments to hospitals by 2.1 percent between October 1, 1997 and September 30, 2002.

  For certain hospital outpatient services, including radiation treatment, reimbursement currently is based on the lesser of the hospital's costs or charges, or a blended amount, 42 percent of which is based on the hospital's reasonable costs and 58 percent of which is based on the fee schedule amount that Medicare reimburses for such services when furnished in a physician's office. The BBA requires capital outpatient reimbursement to shift from a cost basis to a prospective payment system by 1999. Because the Health Care Financing Administration ("HCFA") has not yet proposed regulations to implement the outpatient PPS, it is unclear what impact such a

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

change will have on payment for radiation treatment. Until January 2000, capital acquisition costs for services furnished to hospital outpatients will be reimbursed on the basis of 90 percent of the reasonable costs actually incurred by the hospital.

  Until January 1, 1992, Medicare generally reimbursed physicians on the basis of their reasonable charges or, for certain physicians, including radiologists, on the basis of a "charge-based" fee schedule. On
January 1, 1992, Medicare began to phase in over a five-year period a new system that reimburses all physicians, based on the lower of their actual charges or a fee schedule amount based on a "resource-based relative value scale." Relative value units representing practice expenses, such as equipment costs, currently account for approximately 42 percent of a physician's Medicare fee schedule payment for a particular service. Under the BBA, HCFA is required to implement by January 1, 1999, a revised methodology for calculating practice expense relative value units from the current historical basis to a resource basis. HCFA already has proposed to establish two separate practice expense values for each physician service--one for when a service is furnished in a facility setting and another for when the service is performed in a physician's office. Typically, for a service that could be provided in either setting, the practice expense value would be higher when the service is performed in a physician's office as it would cover a physician's costs such as for equipment, supplies, and overhead. At this time, HCFA has yet to issue regulations setting new practice expense values. Certain revisions that HCFA might make in these values could have a positive or negative effect on physician reimbursement for oncology system services provided in a facility and a positive or negative effect on physician reimbursement for oncology system services provided in a physician's office.

  Reimbursement for services rendered to Medicaid beneficiaries is determined pursuant to each state's Medicaid plan which is established by state law and regulations, subject to requirements of federal law and regulations. The BBA has revised the Medicaid program to allow states even more control over coverage and payment issues. In addition, the HCFA already has granted many states waivers to allow for greater control of the Medicaid program at the state level. The impact on HCS of this greater state control on Medicaid payment for diagnostic services is uncertain.

  The sale of medical devices, the referral of patients for diagnostic examinations utilizing such devices, and the submission of claims to third party payers (including Medicare and Medicaid) seeking reimbursement for such services, are subject to various federal and state laws pertaining to health care "fraud and abuse," including physician self-referral prohibitions, anti-kickback laws, and false claims laws. Subject to certain enumerated exceptions, the federal physician self-referral law, also known as Stark II, prohibits a physician from referring Medicare or Medicaid patients to an entity in which the physician (or a family member) has an ownership interest or compensation relationship if the referral is for a "designated health service," which is defined explicitly to include radiology services. Although final regulations implementing Stark II have not yet been issued by the United States Department of Health and Human Services, proposed regulations were issued in January 1998. Under the proposed regulations, the definition of radiology services subject to the Stark II restriction would expressly exclude screening mammography services (i.e., mammography services furnished to asymptomatic patients), but not diagnostic mammography (i.e., mammography services furnished to symptomatic patients). The Stark II law, as well as physician self-referral restrictions that exist in a number of states and which apply regardless of whether Medicare or Medicaid patients are involved, may result in lower utilization of certain diagnostic procedures, which may affect the demand for HCS's products. Anti-kickback laws make it illegal to solicit, offer, receive, or pay any remuneration in exchange for, or to induce, the referral of business, including the purchase of medical devices from a particular manufacturer or the referral of patients to a particular supplier of diagnostic services utilizing such devices. False claims laws prohibit anyone from knowingly and willfully presenting, or causing to be presented, claims for payment to third party payers (including Medicare and Medicaid) that are false or fraudulent, for services not provided as claimed, or for medically unnecessary services. Violations of fraud and abuse laws are prosecuted by the Office of the Inspector General and are punishable by criminal and/or civil sanctions including, in some instances, imprisonment and exclusion from participation in federal health care programs such as Medicare and Medicaid.

  The current administration and the Congress from time to time consider various Medicare and other health care reform proposals that could significantly affect both private and public reimbursement for health care services. Some of these proposals, if enacted into law, could reduce reimbursement for or the incentive to use diagnostic devices and procedures and thus could adversely affect the demand for diagnostic devices, including HCS's products. See "Risk Factors--Risks Relating to the Business of HCS-- Uncertainty of Third-Party Reimbursement."

 Foreign Regulation

  Sales of medical devices outside the United States are subject to regulatory requirements that vary from country to country. Specifically, certain foreign regulatory bodies have adopted various regulations governing product standards, packaging requirements, labeling requirements, import restrictions, tariff regulations, duties and tax requirements. The European Union has adopted a new Medical Device Directive, which was implemented in all countries of the European Union in July 1998. HCS is required to obtain ISO 9001 certification necessary to enable it to affix the required CE mark to its products. The CE mark is an international symbol of adherence to certain quality assurance standards and compliance with applicable European medical device directives which, once affixed, enables a product to be sold in member countries of the European Union. Several Asian countries are reviewing the possibility of adopting similar regulatory schemes. In addition, several countries are reviewing proposed regulations that would require manufacturers to dispose of their products at the end of their useful life. There can be no assurance that HCS will not be required to incur significant costs in obtaining or maintaining its non-U.S. regulatory approvals. Delays in receipt of or failure to receive such approvals, the loss of previously obtained approvals, or failure to comply with existing or future regulatory requirements would have a material adverse effect on HCS's business, financial condition and results of operation.

PATENT AND OTHER PROPRIETARY RIGHTS

  As a leader in the manufacture and sale of oncology systems and x-ray tubes, HCS has pursued a policy of seeking patent, copyright, trademark and trade secret protection in the United States and other countries for developments, improvements, and inventions originating within its organization that are incorporated in HCS's products or that fall within its fields of interest. As of October 2, 1998, HCS owned approximately 58 patents in the United States and approximately 77 patents throughout the world, and had approximately 101 patent applications on file with various patent agencies worldwide. HCS intends to file additional patent applications as appropriate.

  HCS relies on a combination of copyright, trade secret and other laws, and contractual restrictions on disclosure, copying and transferring title to protect its proprietary rights. HCS has trademarks, both registered and unregistered, that are maintained and enforced to provide customer recognition for its products in the marketplace. HCS also has agreements with third parties that provide for licensing of patented or proprietary technology. These agreements include royalty-bearing licenses and technology cross-licenses. While HCS places considerable importance on its licensed technology, HCS does not believe that the loss of any license would have a material adverse effect on HCS's business.

  HCS's competitors, like companies in many high technology businesses, routinely review the products of others for possible conflict with their own patent rights. Although HCS has from time to time received notices of claims from others alleging patent infringement, HCS believes that there are no pending patent infringement claims that might have a material adverse effect on the business of HCS. See "Risk Factors--Additional Risks Relating to Each of the Businesses--Uncertain Protection of Patent and Other Proprietary Rights."

ENVIRONMENTAL MATTERS

  For a discussion of environmental matters, see "Management's Discussion and Analysis of Financial Condition and Results of Operations of HCS-- Environmental Matters."


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

EMPLOYEES

  At October 2, 1998, HCS had a total of approximately 2,034 full-time and temporary employees worldwide--1,126 in the United States and 908 elsewhere. These numbers do not include approximately 76 corporate employees who are expected to become employees of HCS as of the Distribution.

  None of HCS's employees based in the United States are unionized or subject to collective bargaining agreements. Employees based in certain foreign countries may, from time to time, be subject to collective bargaining agreements. HCS currently considers its employee relations to be good.

  HCS's success depends to a significant extent upon a limited number of key employees and other members of senior management of HCS. The loss of the service of one or more of these key employees could have a material adverse effect on HCS. The success of HCS's future operations depends in large part on HCS's ability to recruit and retain engineers and technicians, as well as marketing, sales, service and other key personnel, who in each case are in great demand. HCS's inability to attract and retain the personnel it requires could have a material adverse effect on HCS's results of operations.

PROPERTIES

  HCS's manufacturing, warehouse, research and development, sales, service and administrative facilities have an aggregate floor space of 696,000 and 130,000 square feet, located in the United States and abroad, respectively, for a total of 826,000 square feet worldwide. Of these facilities, aggregate floor space of approximately 291,000 square feet is leased and the remainder is owned by HCS. The management of HCS does not believe that there is any material long-term excess capacity in its facilities, although utilization is subject to change based on customer demand. The management of HCS believes that its facilities and equipment, generally are well maintained, in good operating condition and suitable for HCS's purposes and adequate for present operations.

  HCS has facilities located throughout the world, including facilities located in Palo Alto, California; Salt Lake City, Utah; Charleston, South Carolina; Arlington Heights, Illinois; Crawley, England; Baden, Switzerland; and Helsinki, Finland. HCS has 34 service and sales facilities located throughout the world, 19 of which are located outside of the United States, including Australia, Brazil, China, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, The Netherlands, Spain, Switzerland, Thailand and the United Kingdom.

LEGAL PROCEEDINGS

  The Company is a party to three related federal antitrust claims involving claims by independent service organizations ("ISOs") that the Company's policies and business practices relating to replacement parts violate the antitrust laws (the "ISOs Litigation"). The ISOs purchase replacement parts from the Company and compete with it for the servicing of linear accelerators made by the Company. In response to several threats of litigation regarding the legality of the Company's parts policy, the Company filed a declaratory judgment action in a U.S. District Court in 1996 seeking a determination that its new policies are legal and enforceable and damages against two of the ISOs for misappropriation of the Company's trade secrets, unfair competition, copyright infringement and related claims. Subsequently, four of the defendants filed separate claims in other jurisdictions raising issues allegedly related to those in the declaratory relief action and seeking injunctive relief against the Company and damages against the Company in the amount of $10 million for each plaintiff. The defendants' motion for a preliminary injunction in U.S. District Court in Texas with respect to the Company's policies was defeated. The ISOs defendants amended the complaint to include class action allegations and allege a variety of other anti-competitive business practices and filed a motion for class certification, which is scheduled to be heard by the U.S. District Court in Texas in June 1999.

  After the Distribution, HCS will retain responsibility for the liabilities of the Health Care Systems Business, including the ISOs Litigation. In addition, in accordance with the Distribution Agreement HCS has agreed to pay for one-third of the costs, liabilities and expenses of certain legal proceedings relating to discontinued operations of the Company. See "The Distribution Proposals--Proposal One: The Distribution--Distribution Agreement."

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

  HCS is also involved in certain other legal proceedings arising in the ordinary course of its business. While there can be no assurances as to the ultimate outcome of any litigation involving HCS, management does not believe any pending legal proceeding will result in a judgment or settlement that will have a material adverse effect on HCS's financial position, results of operations or cash flows.

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

                               MANAGEMENT OF HCS

BOARD OF DIRECTORS OF HCS

  Prior to the Distribution Date, nine current members of the board of directors of the Company (other than John Seely Brown, Samuel Hellman, Terry
R. Lautenbach, David W. Martin, Jr., Burton Richter and Richard W. Vieser) are expected to resign, and Richard M. Levy is expected to be added as a new director. The board of directors of HCS (the "HCS Board") is expected to consist of 7 directors after the Distribution. The HCS Board will continue to be divided into three classes. Directors for each class will be elected at the annual meeting of stockholders held in the year in which the term for such class expires and will serve thereafter for three years.

  The following table sets forth names, in alphabetical order, and information about the persons who are expected to serve as directors of HCS after the Distribution.

       NAME, AGE AND CURRENT        INITIAL TERM
        PRINCIPAL OCCUPATION          EXPIRES             INFORMATION
       ---------------------        ------------          -----------
 John Seely Brown, 58.............      2001     Dr. Brown is Vice President,
  Vice President, Director of the                 Director of the Xerox Palo
  Xerox Palo Alto Research Center                 Alto Research Center and
  and Chief Scientist of Xerox                    Chief Scientist of Xerox
  Corporation                                     Corporation, positions he
                                                  has held since 1986, 1990
                                                  and 1992, respectively. He
                                                  is a director of Corning
                                                  Incorporated and General
                                                  Instrument Corporation. Dr.
                                                  Brown has been a director
                                                  of the Company since 1998.

 Samuel Hellman, 64...............      2001     Dr. Hellman is the A. N.
  A.N. Pritzker Distinguished                     Pritzker Distinguished
  Service Professor in the                        Service Professor in the
  Department of Radiation and                     Department of Radiation and
  Cellular Oncology at the                        Cellular Oncology at the
  University of Chicago                           University of Chicago, a
                                                  position he has held since
                                                  1993. From 1988 to 1993, he
                                                  was Dean of that
                                                  University's Division of
                                                  Biological Sciences and its
                                                  Pritzker School of
                                                  Medicine, Vice President of
                                                  the University's Medical
                                                  Center and the A.N.
                                                  Pritzker Professor in the
                                                  Department of Radiation and
                                                  Cellular Oncology. Dr.
                                                  Hellman has been a director
                                                  of the Company since 1992.

 Terry R. Lautenbach, 60..........      2001     Mr. Lautenbach is a former
  Senior Vice President (Retired)                 Senior Vice President of
  of International Business                       International Business
  Machines Corporation                            Machines Corporation
                                                  ("IBM"), a position he held
                                                  from 1988 to 1992. He was
                                                  responsible for IBM's
                                                  worldwide manufacturing and
                                                  development, and North
                                                  American marketing and
                                                  services from 1990 to 1992,
                                                  and served on IBM's
                                                  Management Committee in
                                                  1991 and 1992. Mr.
                                                  Lautenbach is a director of
                                                  Air Products and Chemicals,
                                                  Inc., CVS Corporation and
                                                  Footstar, Inc. He has been
                                                  a director of the Company
                                                  since 1993.

 Richard M. Levy, 60..............      2002     Dr. Levy is the Executive
  Executive Vice President of the                 Vice President of the
  Company                                         Company responsible for the
                                                  Health Care Systems
                                                  Business. Dr. Levy also
                                                  oversees the Company's
                                                  Edward L. Ginzton Research
                                                  Center in Palo Alto. He
                                                  joined the Company in 1968,
                                                  and was elevated to
                                                  Executive Vice President in
                                                  1990.

       NAME, AGE AND CURRENT        INITIAL TERM
        PRINCIPAL OCCUPATION          EXPIRES             INFORMATION
       ---------------------        ------------          -----------
 David W. Martin, Jr., 57.........      2000     Dr. Martin is President and
  President and Chief Executive                   Chief Executive Officer of
  Officer of EOS Biotechnology,                   EOS Biotechnology, Inc. (a
  Inc.                                            biotechnology company),
                                                  positions he has held since
                                                  1997. From 1995 to 1996, he
                                                  was President, Chief
                                                  Operating Officer and a
                                                  director of LYNX
                                                  Therapeutics, Inc. (a
                                                  biotechnology company), and
                                                  from 1994 to 1995, he was
                                                  Senior Vice President of
                                                  Chiron Corporation and
                                                  President of Chiron
                                                  Therapeutics (a
                                                  biotechnology company). From
                                                  1990 through 1993, Dr.
                                                  Martin was Executive Vice
                                                  President for Research and
                                                  Development at The Du Pont
                                                  Merck Pharmaceutical
                                                  Company. Dr. Martin is a
                                                  director of Cubist
                                                  Pharmaceuticals, Inc. Dr.
                                                  Martin has been a director
                                                  of the Company since 1994.

 Burton Richter, 67...............      2002     Dr. Richter is Director of
  Director of the Stanford Linear                 the Stanford Linear
  Accelerator Center and Paul                     Accelerator Center and Paul
  Pigott Professor in Physical                    Pigott Professor in Physical
  Sciences at Stanford University                 Sciences at Stanford
                                                  University, positions he has
                                                  held since 1984 and 1980,
                                                  respectively. He has been a
                                                  director of the Company
                                                  since 1990.

 Richard W. Vieser, 71............      2000     Mr. Vieser is former Chairman
  Chairman, Chief Executive                       of the Board, Chief
  Officer and President (Retired)                 Executive Officer and
  of Lear Siegler, Inc.                           President of Lear Siegler,
                                                  Inc. (a diversified
                                                  manufacturing company),
                                                  positions he held from 1987
                                                  to 1989. He is a director of
                                                  Ceridian Corporation, Global
                                                  Industrial Technologies,
                                                  Inc., International Wire
                                                  Group, Inc. and Sybron
                                                  International Corporation.
                                                  Mr. Vieser has been a
                                                  director of the Company
                                                  since 1991.

COMPENSATION OF DIRECTORS

  Each director who is not an employee of HCS will receive an annual retainer fee of $20,000 plus $1,000 for each HCS Board and committee meeting attended. The non-employee Chairman of the Board will receive an annual retainer fee of $70,000. Under the proposed HCS Omnibus Stock Plan, the non-employee Chairman of the Board will receive an initial non-qualified stock option grant to acquire 100,000 shares of HCS Common Stock, each of the other directors who are not HCS employees will also receive at the Distribution Date, or thereafter upon appointment or election to the HCS Board, a non-qualified stock option to acquire 10,000 shares of HCS Common Stock. All directors will receive annually thereafter a non-qualified stock option to acquire 5,000 shares of HCS Common Stock. Any non-employee director's annual retainer fee may, at the director's election, be converted to stock options, at the rate of $1 deferred cash converting to $4 of stock options at the fair market value of HCS Common Stock on the grant date. Such stock options will be granted with an exercise price equal to the fair market value of HCS Common Stock on the date of grant, becoming exercisable immediately on the date of grant and having a ten-year term. Directors who are HCS employees will receive no compensation for their services as directors.

COMMITTEES OF THE BOARD OF DIRECTORS

  The business of HCS will be managed under the direction of the HCS Board. The Company's Board of Directors currently has six standing committees. After the Distribution, HCS will have an Executive Committee, an Audit Committee and a Compensation Committee of the HCS Board. Members of the latter two Committees will not be employees of HCS.

 Executive Committee

  The Executive Committee's principal function will be to act on matters when convening a meeting of the full Board of Directors is impracticable. It will be delegated all powers of the Board of Directors except certain powers reserved by law to the full Board. The members of the Executive Committee are expected to be the following directors: Richard M. Levy and Richard W. Vieser (Chairman).

 Audit Committee

  The Audit Committee's principal functions will be to review the scope of the annual audit of HCS by its independent auditors, review the annual financial statements of HCS and the related audit report as prepared by the independent auditors, recommend the selection of independent auditors each year and review any non-audit fees paid to the independent auditors. The members of the Audit Committee are expected to be the following non-employee directors: John Seely Brown, Samuel Hellman, Terry R. Lautenbach, David W. Martin, Jr., Burton Richter and Richard W. Vieser (Chairman).

 Compensation Committee

  The Compensation Committee will administer the stock and cash incentive plans of HCS, and in this capacity it will make option grants or awards under these plans. In addition, the Committee will determine the compensation of the President and Chief Executive Officer and the other senior executives. The Committee will also recommend the establishment of policies dealing with various compensation and employee benefit plans for HCS. The members of the Committee are expected to be the following non-employee directors: John Seely Brown, Samuel Hellman, Terry R. Lautenbach, David W. Martin, Jr., Burton Richter and Richard W. Vieser (Chairman).

EXECUTIVE OFFICERS

  Set forth below is certain information with respect to the persons who are expected to serve as executive officers of HCS immediately following the Distribution.

                                               BUSINESS EXPERIENCE PRIOR TO
                                                         BECOMING
             NAME AND TITLE             AGE    AN EXECUTIVE OFFICER OF HCS
             --------------             ---    ----------------------------
 Richard M. Levy.......................  60 Dr. Levy is the Executive Vice
  President and Chief Executive Officer      President of the Company
                                             responsible for the Health Care
                                             Systems Business. Dr. Levy also
                                             oversees the Company's Edward L.
                                             Ginzton Research Center in Palo
                                             Alto. He joined the Company in
                                             1968, and was elevated to
                                             Executive Vice President in
                                             1990.

 Timothy E. Guertin....................  49 Mr. Guertin is Corporate Vice
  Corporate Vice President                   President and President of the
                                             Company's Oncology Systems
                                             business, positions he has held
                                             since 1992 and 1990,
                                             respectively. Mr. Guertin has
                                             held various other positions in
                                             the Health Care Systems Business
                                             during his 23 years with the
                                             Company.

 John C. Ford..........................  54 Dr. Ford is Senior Vice
  Corporate Vice President                   President, Business Development,
                                             for the Health Care Systems
                                             Business, a position he has held
                                             since 1992. Dr. Ford has held
                                             various other positions in the
                                             Health Care Systems Business
                                             during his 26 years with the
                                             Company.

                                              BUSINESS EXPERIENCE PRIOR TO
                                                        BECOMING
            NAME AND TITLE             AGE    AN EXECUTIVE OFFICER OF HCS
            --------------             ---    ----------------------------
 Robert H. Kluge......................  52 Mr. Kluge is Vice President and
  Corporate Vice President                  General Manager of the Company's
                                            X-Ray Tube Products business,
                                            positions he has held since
                                            1993. Before joining the Company
                                            in 1993, he held various
                                            positions with Picker
                                            International (an x-ray systems
                                            manufacturer).

 Elisha W. Finney.....................  37 Ms. Finney is the Company's
  Corporate Vice President,                 Treasurer, a position she has
  Chief Financial Officer and               held since January 1998. From
  Treasurer                                 1988 to 1998, she was the
                                            Company's Risk Manager, and from
                                            1995 to 1998 Ms. Finney also
                                            served as Assistant Treasurer.
                                            Ms. Finney has held various
                                            other positions during her 10
                                            years with the Company.

 Duane A. Walstrom....................  47 Mr. Walstrom is Director,
  Corporate Controller                      Accounting of the Company,
                                            a position he has held since
                                            1985. Mr. Walstrom has held
                                            various other accounting and
                                            finance positions during his
                                            16 years with the Company.

EXECUTIVE OFFICER COMPENSATION

 Summary of Compensation

  HCS Table I below sets forth a summary of the compensation paid by the Company for the last three fiscal years to the individual expected to be the chief executive officer of HCS and the four additional most highly compensated individuals (based on their fiscal year 1998 compensation from the Company) who are expected to be executive officers of HCS immediately after the Distribution.

HCS TABLE I

                        HCS SUMMARY COMPENSATION TABLE

                                                             LONG-TERM COMPENSATION
                                                          -----------------------------
                                 ANNUAL COMPENSATION             AWARDS         PAYOUTS
                             ---------------------------- --------------------- -------
                                                                     SECURITIES
                                                OTHER     RESTRICTED UNDERLYING
                                                ANNUAL      STOCK     OPTIONS/   LTIP    ALL OTHER
  NAME AND PRINCIPAL         SALARY   BONUS  COMPENSATION   AWARDS      SARS    PAYOUTS COMPENSATION
       POSITION         YEAR   ($)   ($)(1)     ($)(2)    (S)($)(3)    ($)(4)   ($)(5)     ($)(6)
  ------------------    ---- ------  ------  ------------ ---------- ---------- ------- ------------
Richard M. Levy........ 1998 338,910 250,607    21,620           0     36,000   195,763    85,676
 President and Chief    1997 323,148 206,984    18,249     244,388     36,000   391,810   108,374
  Executive Officer     1996 310,990 432,879    43,736     204,225     36,000   628,056    99,753

Timothy E. Guertin .... 1998 216,680 112,526     8,288           0     15,000    93,988    45,434
 Corporate Vice         1997 205,858 125,253    30,117     139,650     15,000   124,800    50,384
  President             1996 198,084 165,969    16,754     116,700     15,000   300,066    49,260

John C. Ford........... 1998 203,138 101,013     1,448           0      8,500         0    36,068
 Corporate Vice         1997 192,984  84,940    14,712           0      8,000         0    28,247
  President             1996 184,936 107,226         0           0     10,000         0    35,803

Robert H. Kluge........ 1998 176,382  50,216     8,455           0      8,500    34,128    21,526
 Corporate Vice         1997 165,514  45,935     7,458      52,369      7,500    67,018    23,043
  President             1996 155,874 109,338     8,240      43,763      9,000   160,004    15,678

Duane A. Walstrom ..... 1998 137,364  36,897     4,982           0      4,000         0    15,379
 Corporate Controller   1997 130,083  52,905    12,460      21,881      4,000         0    17,071
                        1996 125,252  57,821     2,434           0      4,000         0    14,241

--------
(1) Consists of Company Management Incentive Plan awards, Cash Profit-Sharing Plan allocations and (in some cases) special cash bonuses.

(2) Consists of amounts reimbursed for the payment of taxes on certain perquisites and personal benefits and (in some cases) cash payments for unused accrued vacation time.

(3) Consists of restricted shares of the Company's Common Stock (valued at the closing market price on the date of grant), which shares are released from restrictions in three equal installments over a three-year period (the principal restriction being continued employment until the respective release dates), during which dividends, if any, are paid on such shares. The number and value (at $34.375 per share) of aggregate restricted stock holdings at the end of fiscal year 1998 were as follows: Dr. Levy, 8,400 shares, $288,750; Mr. Guertin, 4,800 shares, $165,000; Dr. Ford, 0 shares, $0; Mr. Kluge, 1,800 shares, $61,875; and Mr. Walstrom, 0 shares, $0. Shares of restricted stock awarded for fiscal years 1998, 1997 and 1996, respectively, which partially vest in under three years were as follows:
    Dr. Levy 0 shares, 4,200 shares and 4,200 shares; Mr. Guertin, 0 shares, 2,400 shares and 2,400 shares; Dr. Ford, 0 shares, 0 shares and 0 shares; Mr. Kluge, 0 shares, 900 shares and 900 shares; and Mr. Walstrom, 0 shares, 450 shares and 0 shares.

(4) Consists of shares of the Company's Common Stock that may be acquired under stock options granted pursuant to the Company Omnibus Stock Plan (no stock appreciation rights have been granted).

(5) Consists of cash payouts in fiscal years 1999, 1998, 1997 under the long-term incentive feature of the Company Omnibus Stock Plan for three-year cycles ended with fiscal years 1998, 1997 and 1996, respectively.

(6) Consists of (a) Company contributions (including interest) to Retirement and Profit-Sharing Program and Supplemental Retirement Plan accounts for fiscal years 1998, 1997 and 1996, respectively (Dr. Levy, $83,521, $106,573 and $98,313; Mr. Guertin, $44,053, $49,224 and $48,330; Dr.
     Ford, $34,770, $27,158 and $34,932; Mr. Kluge, $20,397, $22,101 and
     $14,942; and Mr. Walstrom, $15,074, $16,815 and $14,034; and (b) Company-
     paid premiums for group term life insurance in fiscal years 1998, 1997 and 1996, respectively (Dr. Levy, $2,155, $1,801 and $1,440; Mr. Guertin, $1,381, $1,160 and $930; Dr. Ford, $1,298, $1,089 and $871; Mr. Kluge,
     $1,129, $942 and $737; and Mr. Walstrom, $305, $256 and $207).

STOCK OPTIONS

 Grant of Options

  HCS Table II below sets forth information with respect to grants of options to purchase the Company's Common Stock during the year ended October 2, 1998 to the individuals listed in HCS Table I. These grants were made pursuant to the Company Omnibus Stock Plan and are reflected in HCS Table I.

HCS TABLE II

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                        INDIVIDUAL GRANTS                      POTENTIAL
                         ------------------------------------------------ REALIZABLE VALUE AT
                         NUMBER OF                                          ASSUMED ANNUAL
                         SECURITIES    PERCENT OF                           RATES OF STOCK
                         UNDERLYING  TOTAL OPTIONS/   EXERCISE            PRICE APPRECIATION
                          OPTIONS/    SARS GRANTED    OR BASE             FOR OPTION TERM(2)
                          GRANTED     TO EMPLOYEES     PRICE   EXPIRATION ------------------- -------
          NAME             (#)(1)   IN FISCAL YEAR(2)  ($/SH)     DATE      5%($)    10%($)
          ----           ---------- ----------------- -------- ---------- --------- ---------
Richard M. Levy.........   36,000         3.55         58.163   11/20/07  1,316,671 3,336,702
Timothy E. Guertin......   15,000         1.48         58.163   11/20/07    548,613 1,390,292
John C. Ford............    8,500         0.84         58.163   11/20/07    310,881   787,832
Robert H. Kluge.........    8,500         0.84         58.163   11/20/07    310,881   787,832
Duane A. Walstrom.......    4,000         0.39         58.163   11/20/07    109,723   278,058

--------
(1) Consists of stock options, which were granted at an exercise price of 100% of the market price of the underlying shares on the date of grant, become exercisable over three years at the rate of approximately one-third each year and expire ten years from the date of grant. Payment of the exercise price may be made under a promissory note or by delivery of already-owned shares.

(2) The 5% and 10% assumed annual rates of stock price appreciation would result from per share prices of $94.73 and $150.84, respectively. Such assumed rates are not intended to represent a forecast of possible future appreciation of the Company's Common Stock or total stockholder return.

 Aggregated Option Exercises And Year-End Values

  The following table sets forth as of October 2, 1998, for each of the individuals listed in HCS Table I (i) the total number of shares received upon exercise of options during 1998, (ii) the value realized upon such exercise (based on the fair market value of the underlying shares on the exercise date), (iii) the total number of unexercised options to purchase the Company's Common Stock (exercisable and unexercisable) and (iv) the value of such options which were in-the-money at October 2, 1998 (based on the closing price of the Company's Common Stock at October 2, 1998, $34.375).

HCS TABLE III

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                    NUMBER OF SECURITIES
                                                   UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                                       OPTIONS/SARS AT      IN-THE-MONEY OPTIONS/SARS
                                          VALUE      FISCAL YEAR-END (#)     AT FISCAL YEAR-END ($)
                         SHARES ACQUIRED REALIZED ------------------------- -------------------------
          NAME           ON EXERCISE (#)   ($)    EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           --------------- -------- ----------- ------------- ----------- -------------
Richard M. Levy.........          0            0    96,000       72,000       270,900          0
Timothy E. Guertin......      8,334      249,581    19,000       30,000             0          0
John C. Ford............      5,000      240,637    37,332       17,168       267,015          0
Robert H. Kluge.........          0            0    20,500       16,500        54,180          0
Duane A. Walstrom.......      3,000       90,090     6,999        8,001             0          0

--------

           LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR(1)

                                                        ESTIMATED FUTURE PAYOUTS
                                                         UNDER NON-STOCK PRICE-
                                        PERFORMANCE OR        BASED PLANS
                         NUMBER OF       OTHER PERIOD   ------------------------
                      SHARES, UNITS OR UNTIL MATURATION THRESHOLD TARGET MAXIMUM
        NAME          OTHER RIGHTS (#)    OR PAYOUT      ($)(2)   ($)(3) ($)(4)
        ----          ---------------- ---------------- --------- ------ -------
Richard M. Levy.....        N/A           1998-2000      25,604   47,793    --
Timothy E. Guertin..        N/A           1998-2000      12,940   24,155    --
John C. Ford........        N/A                 N/A         N/A      N/A    --
Robert H. Kluge.....        N/A           1998-2000       5,408   15,144    --
Duane A. Walstrom...        N/A                 N/A         N/A      N/A    --

--------
(1) Determinations by the Committee that a named executive officer may participate in the long-term incentive feature of the Company Omnibus Stock Plan ("LTI") and might receive a payout for a specified period is an award for purposes of this table. Awards (i.e., the determination of participation in the LTI) for the 1998-2000 cycle were made in fiscal year 1998. Under the LTI, each named executive officer is eligible to receive compensation payable in cash or in the Company's Common Stock, or a combination thereof, based upon the Company's achievement of objectives for average annual return on net assets ("RONA") and revenue growth ("RG") over a three-year cycle. No estimate or assumption made in connection with this table is intended to represent a forecast of possible future performance of the Company.

(2) If the minimum level of RONA or RG established by the Committee at the beginning of the three-year cycle is achieved, the minimum amount payable ranges from 3% to 7.5% of annual base salary as of the end of the last fiscal year of the cycle. If neither RONA nor RG for the three-year cycle equals the applicable minimum level, no amount will be paid. The minimum amount payable, if any amount is paid at all, depends on each named executive's base salary in the last year of the cycle, and the amounts set forth above assume that each named executive officer's annual base salary at the end of fiscal year 2000 will be identical to the executive officer's 1999 annual base salary.

(3) A "Target" award is not determinable under the LTI. The amounts shown are estimates of the payout for the three-year cycle assuming (a) that RONA and revenues for the remaining years of the cycle are the same as the RONA and revenues for fiscal year 1998 and (b) that each named executive officer's annual base salary at the end of fiscal year 2000 will be identical to his 1999 annual base salary. The actual payment for the three-year cycle may be greater or less than the estimates shown in this column, depending upon the actual RONA and revenues for fiscal years 1998, 1999 and 2000, the actual base salary of the named executive officer at the end of fiscal year 2000, and the aggregate payout to all participants (see footnote 4 below).

(4) The maximum amount payable is not determinable or estimable prior to the end of the three-year cycle for the following reason: If the maximum levels of RONA and RG established by the Committee at the beginning of the three-year cycle are achieved or exceeded, the maximum amount payable ranges from 100% to 200% of annual base salary as of the end of the last fiscal year of the cycle. The maximum amount payable is reduced, however, if the aggregate LTI payout to all participants (including the named executive officers) would exceed 5% (before such payouts) of the Company's pre-tax operating earnings in the last fiscal year of the three-year cycle. This variable makes the maximum amount not determinable or estimable.

CHANGE IN CONTROL AGREEMENTS

  Certain HCS executive officers are already parties to change in control agreements with the Company. Some of those agreements are expected to be amended to reflect the executive officer's new and increased responsibilities with HCS. In addition, HCS executive officers not already parties to change in control agreements with the Company may be offered similar change in control agreements with HCS. See "Change in Control and Other Agreements."

          AMENDMENT AND RESTATEMENT OF THE COMPANY OMNIBUS STOCK PLAN

  The Company Omnibus Stock Plan is expected to be amended and restated by the Company's Board of Directors, effective as of the Distribution. The amendment and restatement of the Company Omnibus Stock Plan (the "HCS Omnibus Stock Plan") is subject to the approval of a majority of the shares of the Company's Common Stock that are present in person or by proxy at the Meeting. See "Distribution Proposals--Proposal Nine: Approval of the Amendment and Restatement by the Company of the Company Omnibus Stock Plan."

PURPOSE OF THE HCS OMNIBUS STOCK PLAN

  The HCS Omnibus Stock Plan is intended to promote the success of HCS by providing a vehicle under which a variety of stock-based incentive and other awards can be granted to employees and consultants and to directors of HCS who are employees of neither HCS nor any affiliate ("non-employee directors").

DESCRIPTION OF THE HCS OMNIBUS STOCK PLAN

  The following paragraphs provide a summary of the principal features of the HCS Omnibus Stock Plan and its operation. The HCS Omnibus Stock Plan is set forth in its entirety as Annex G to this Proxy Statement. The following summary is qualified in its entirety by reference to Annex G.

GENERAL

  The HCS Omnibus Stock Plan provides for the granting of stock options, stock appreciation rights ("SARs"), restricted stock, performance units and performance shares (collectively, "HCS Awards") to eligible HCS Omnibus Stock Plan participants. The maximum number of shares of HCS Common Stock available for HCS Awards under the HCS Omnibus Stock Plan will be 5,000,000, plus such number of shares as may be granted in substitution of other options in connection with the Distribution.

ADMINISTRATION OF THE HCS OMNIBUS STOCK PLAN

  The HCS Omnibus Stock Plan will be administered by the Committee. The members of the Committee must qualify as "non-employee directors" under Rule 16b-3 under the Exchange Act, and as "outside directors" under Section 162(m) (for purposes of qualifying the HCS Omnibus Stock Plan as performance-based compensation under Section 162(m)).

  Subject to the terms of the HCS Omnibus Stock Plan, the Committee has the sole discretion to determine the employees and consultants who shall be granted HCS Awards, the size and types of such HCS Awards, and the terms and conditions of such HCS Awards. The Committee may delegate its authority to grant and administer awards to one or more officers or directors appointed by the Committee, but only the Committee can make awards to participants who are subject to Section 16 of the Exchange Act.

ELIGIBILITY TO RECEIVE AWARDS

  Employees and consultants of HCS and its affiliates are eligible to be selected to receive one or more HCS Awards. The actual number of individuals who will receive HCS Awards under the HCS Omnibus Stock Plan cannot be determined because eligibility for participation in the HCS Omnibus Stock Plan is in the discretion of the Committee. The HCS Omnibus Stock Plan also provides for the grant of non-qualified stock options to HCS's non-employee directors. Such options will be granted pursuant to an automatic, non-discretionary formula.

OPTIONS

  The Committee may grant non-qualified stock options, incentive stock options (which are entitled to favorable tax treatment), or a combination thereof. The number of shares covered by each option will be determined by the Committee, but during any fiscal year of HCS, no participant may be granted options for more than 1,000,000 shares.

  The price of the shares of HCS Common Stock subject to each stock option is set by the Committee but cannot be less than 100% of the fair market value (on the date of grant) of the shares covered by the option. In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of HCS or any of its subsidiaries. Nevertheless, substitute options may be granted at less than fair market value to employees or consultants who receive such options in connection with a corporate reorganization. Also, the aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year may not exceed $100,000.

  The exercise price of each option must be paid in full at the time of exercise. The Committee also may permit payment through the tender of shares of HCS Common Stock that are already owned by the participant, or by any other means which the Committee determines to be consistent with the HCS Omnibus Stock Plan's purpose. Any taxes required to be withheld must be paid by the participant at the time of exercise.

  Options become exercisable at the times and on the terms established by the Committee. Options expire at the times established by the Committee but not later than 10 years after the date of grant (except in certain cases involving the death of the optionee). The Committee may extend the maximum term of any option granted under the HCS Omnibus Stock Plan, subject to the preceding limits.

NON-EMPLOYEE DIRECTOR OPTIONS

  Under the HCS Omnibus Stock Plan, each non-employee director, other than the Chairman of the Board, automatically will receive, as of the later of (a) the Distribution Date for current non-employee directors or, for future directors, the non-employee director's appointment or election to the HCS Board or (b) the effective date of the HCS Omnibus Stock Plan, a non-qualified stock option to purchase 10,000 shares. Each non-employee director will also automatically receive a non-qualified stock option to purchase 5,000 shares coincident with each subsequent annual meeting of HCS, provided the non-employee director serves continuously as a director through the next grant date.

  In lieu of the above initial grant, any non-employee Chairman of the HCS Board automatically will receive, as of the later of (a) the date he or she becomes Chairman or (b) the effective date of the HCS Omnibus Stock Plan, a non-qualified stock option to purchase 100,000 shares. The Chairman will also automatically receive a non-qualified stock option to purchase 5,000 shares coincident with each subsequent annual meeting of HCS, provided he or she serves continuously as Chairman through the next grant date.

  The exercise price of each non-employee director and Chairman option will be 100% of the fair market value (on the date of grant) of the shares covered by the option. Nevertheless, substitute options may be granted at less than fair market value to non-employee directors who receive such options in connection with a corporate reorganization. Each option will become exercisable on the grant date. All options granted to non-employee directors generally will have a term of ten years from the date of grant. If a director terminates service on the Board prior to an option's normal expiration date, the period of exercisability of the option may be shorter, depending upon the reason for the termination.

  In addition, non-employee directors may elect to receive options for shares of HCS Common Stock in lieu of cash compensation. Such options will be granted at fair market value on the election date, with a net exercise price of four times the value of the compensation deferred.

STOCK APPRECIATION RIGHTS

  The Committee determines the terms and conditions of each SAR. SARs may be granted in conjunction with an option, or may be granted on an independent basis. The number of shares covered by each SAR will be determined by the Committee, but during any fiscal year of HCS, no participant may be granted SARs for more than 1,000,000 shares. Upon exercise of a SAR, the participant will receive payment from HCS in an amount determined by multiplying: (1) the difference between the fair market value of a share on the date of exercise over the grant price (fair market value of a share on the grant date), times
(2) the number of shares with respect to which the SAR is exercised. SARs may be paid in cash or shares of HCS Common Stock, as determined by the Committee. SARs are exercisable at the times and on the terms established by the Committee.

RESTRICTED STOCK AWARDS

  Restricted stock awards are shares of HCS Common Stock that vest in accordance with terms and conditions established by the Committee. The number of shares of restricted stock granted to a participant (if any) will be determined by the Committee, but during any fiscal year of HCS, no participant may be granted more than 100,000 shares.

  In determining whether an award of restricted stock should be made, and/or the vesting schedule for an award, the Committee may impose whatever conditions to vesting as it determines to be appropriate. For example, the Committee may determine to grant restricted stock only if performance goals established by the Committee are satisfied. Any performance goals may be applied on a company-wide or an individual business unit basis, as determined by the Committee. See discussion below of "--Performance Goals."

PERFORMANCE UNITS AND PERFORMANCE SHARES

  Performance Units and Performance Shares are HCS Awards that will result in a payment to a participant only if performance goals established by the Committee are satisfied. The initial value of each Performance Unit and each Performance Share shall not exceed the fair market value (on the date of grant) of a share of HCS Common Stock. The applicable performance goals will be determined by the Committee, and may be applied on a company-wide or an individual business unit basis, as deemed appropriate in light of the participant's specific responsibilities. See discussion below of "-- Performance Goals."

  In addition to the performance requirements discussed above, Performance Units and Performance Shares are subject to additional limits set forth in the HCS Omnibus Stock Plan. During any fiscal year of HCS, no participant shall receive more than 100,000 Performance Units or Performance Shares.

PERFORMANCE GOALS

  The Committee in its discretion may make performance goals applicable to a participant with respect to an HCS Award. At the Committee's discretion, one or more of the following performance goals may apply: EBIT, EBITDA, earnings per share, net income, operating cash flow, return on assets, return on equity, return on sales, revenue and stockholder return. The Committee may also use other performance goals.

  EBIT means HCS's or a business unit's income before reductions for interest and taxes. EBITDA means HCS's or a business unit's income before reductions for interest, taxes, depreciation and amortization. Earnings per share means HCS's or a business unit's net income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding. Net income means HCS's or a business unit's income after taxes. Operating cash flow means HCS's or a business unit's sum of net income plus depreciation and amortization less capital expenditures plus certain specified changes in working capital. Return on assets means the percentage equal to HCS's or a business unit's EBIT (before incentive compensation), divided by HCS's or a business unit's, as applicable, average net assets. Return on equity means the percentage equal to HCS's net income, divided by average stockholders' equity. Return on sales means the percentage equal to HCS's or a business unit's EBIT (before incentive compensation), divided by HCS's or the business unit's, as applicable, revenue. Revenue means HCS's or a business unit's sales. Stockholder return means the total return (change in share price plus reinvestment of any dividends) of a share.

NONTRANSFERABILITY OF COMPANY AWARDS

  HCS Awards granted under the HCS Omnibus Stock Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution.

TAX ASPECTS

  A recipient of a stock option or SAR will not have taxable income upon the grant of the option. For options and SARs other than incentive stock options, the participant will recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the shares over the exercise price (the "appreciation value") on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be capital gain or loss.

  Purchase of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except for purposes of the alternative minimum tax. Gain or loss recognized by the participant on a later sale or other disposition will either be long-term capital gain or loss or ordinary income depending upon whether the participant holds the shares transferred upon the exercise for a specified period. Any ordinary income recognized will be in the amount, if any, by which the lesser of the fair market value of such shares on the date of exercise or the amount realized from the sale exceeds the option price.

  Unless the participant elects to be taxed at the time of receipt of restricted stock, Performance Units or Performance Shares, the participant will not have taxable income upon the receipt of the HCS Award, but upon vesting will recognize ordinary income equal to the fair market value of the shares or cash at the time of vesting.

  At the discretion of the Committee, the HCS Omnibus Stock Plan allows a participant to satisfy tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an HCS Award by electing to have shares of common stock withheld, or by delivering to HCS already-owned shares, having a value equal to the amount required to be withheld.

  HCS will be entitled to a tax deduction in connection with an HCS Award under the HCS Omnibus Stock Plan only in an amount equal to the ordinary income realized by the participant and at the time the participant recognizes such income. In addition, Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to HCS's Chief Executive Officer and to each of the other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, HCS can preserve the deductibility of certain compensation in excess of $1,000,000 if it complies with conditions imposed by
Section 162(m), including the establishment of a maximum number of shares with respect to which HCS Awards may be granted to any one employee during one year, and if for HCS Awards other than options and SARs, the HCS Omnibus Stock Plan sets forth performance goals which must be achieved prior to payment of the HCS Awards. The HCS Omnibus Stock Plan has been designed to permit the Committee to grant HCS Awards which satisfy the requirements of Section 162(m), thereby permitting HCS to continue to receive a federal income tax deduction in connection with such HCS Awards.

AWARDS UNDER THE HCS OMNIBUS STOCK PLAN

  Awards under the HCS Omnibus Stock Plan will be made at the discretion of the Committee. The Committee has not yet considered the types and amounts of awards that will be granted under the HCS Omnibus Stock Plan which will not be effective until the Distribution. Accordingly, awards that will be made under the HCS Omnibus Stock Plan are not yet determinable. The following table sets forth information concerning stock-related awards made for fiscal year 1998 under the Company Omnibus Stock Plan to individuals listed on HCS Table I and the groups comprised of individuals who are expected to be executive officers, non-executive directors and non-executive officer employees of HCS upon the Distribution. This information is likely not indicative of awards that will be made under the HCS Omnibus Stock Plan (except with respect to non-executive directors, where the table reflects formula grants which would be made in fiscal year 1999 under the HCS Omnibus Stock Plan).

New Plan Benefits

                                      COMPANY
    NAME AND POSITION            OMNIBUS STOCK PLAN
    -----------------      ------------------------------
                                                 NUMBER
                                               OF SHARES
                             DOLLAR VALUE OF   SUBJECT TO
                           RESTRICTED STOCK(1) OPTIONS(2)
                           ------------------- ----------
Richard M. Levy..........        $     0         36,000
 President and Chief Ex-
  ecutive Officer
Timothy E. Guertin.......              0         15,000
 Corporate Vice President
John C. Ford.............              0          8,500
 Corporate Vice President
Robert H. Kluge..........              0          8,500
 Corporate Vice President
Duane A. Walstrom........              0          4,000
 Corporate Controller
All Executive Officers as
 a Group.................         32,230         78,000
All Non-Executive Direc-
 tors as a Group.........              0        140,000
All Non-Executive Officer
 Employees as a Group....         26,858        190,900

--------
(1) Based on the closing price for the Company's Common Stock on the NYSE Composite Tape on December 15, 1998.
(2) Options were granted at an exercise price of 100% of the market price of the underlying shares of the Company's Common Stock on the date of grant, become exercisable over three years at the rate of approximately one-third each year and expire no later than ten years from the date of grant.

AMENDMENT AND TERMINATION OF THE HCS OMNIBUS STOCK PLAN

  The HCS Board of Directors generally may amend or terminate the HCS Omnibus Stock Plan at any time and for any reason.

      AMENDMENT AND RESTATEMENT OF THE COMPANY MANAGEMENT INCENTIVE PLAN

  The Company Management Incentive Plan is expected to be amended and restated by the Company Board effective as of the Distribution. The amendment and restatement of the Company Management Incentive Plan (the "HCS Management Incentive Plan") is subject to the approval of a majority of the shares of the Company's Common Stock that are present in person or by proxy at the Meeting. See "Distribution Proposals--Proposal Ten: Approval of the Amendment and Restatement by the Company of the Company Management Incentive Plan."

BACKGROUND AND REASONS FOR AMENDMENT

  Under Section 162(m) the federal income tax deductibility of compensation paid to HCS's Chief Executive Officer and to each of its next four most highly compensated executive officers may be limited to the extent that it exceeds $1 million in any one year. HCS can deduct compensation in excess of that amount if it qualifies as "performance-based compensation" under Section 162(m). The HCS Management Incentive Plan is intended to permit HCS to pay incentive compensation that qualifies as performance-based compensation, thereby permitting HCS to receive a federal income tax deduction for the payment of such incentive compensation.

DESCRIPTION OF THE HCS MANAGEMENT INCENTIVE PLAN

  The following paragraphs provide a summary of the principal features of the HCS Management Incentive Plan (as amended and restated) and its operation. The HCS Management Incentive Plan is set forth in its entirety as Annex H to this Proxy Statement. The following summary is qualified in its entirety by reference to Annex H.

PURPOSE OF THE HCS MANAGEMENT INCENTIVE PLAN

  The HCS Management Incentive Plan is intended to motivate HCS's key employees to increase stockholder value by (1) linking a portion of their cash compensation to HCS's financial performance, (2) providing rewards for improving HCS's financial performance and (3) helping to attract and retain key employees.

ADMINISTRATION OF THE HCS MANAGEMENT INCENTIVE PLAN

  The HCS Management Incentive Plan will be administered by the Compensation Committee of the HCS Board of Directors (the "Committee"). The members of the Committee must qualify as "outside directors" under Section 162(m) (for purposes of qualifying the HCS Management Incentive Plan as performance-based compensation under such section). Subject to the terms of the HCS Management Incentive Plan, the Committee has the sole discretion to determine the key employees who shall be granted awards, and the amounts, terms and conditions of each award. The Committee may delegate its authority to grant and administer awards to one or more officers or directors appointed by the Committee, but only with respect to awards that are not intended to qualify as performance-based compensation under Section 162(m).

ELIGIBILITY TO RECEIVE AWARDS

  Eligibility for the HCS Management Incentive Plan is determined in the discretion of the Committee. In selecting participants for the HCS Management Incentive Plan, the Committee will choose key employees of HCS and its affiliates who are likely to have a significant impact on HCS's performance.

AWARDS AND PERFORMANCE GOALS

  Under the HCS Management Incentive Plan, the Committee will establish (1) the performance goals which must be achieved in order for the participant to actually be paid an award and (2) a formula or table for calculating a participant's award, depending upon how actual performance compares to the preestablished performance goals. A participant's award will increase or decrease as actual performance increases or decreases.

The Committee also will determine the periods for measuring actual performance (the "performance period"). Performance periods may last as long as three fiscal years of HCS.

  The Committee may set performance periods and performance goals that differ from participant to participant. For example, the Committee may choose performance goals based on either company-wide or business unit results, as deemed appropriate in light of the participant's specific responsibilities. For purposes of qualifying awards as performance based compensation under
Section 162(m), the Committee will specify performance goals from the following list: EBIT, EBITDA, earnings per share, net income, operating cash flow, return on assets, return on equity, return on sales, revenue and stockholder return.

  EBIT means HCS's or a business unit's income before reductions for interest and taxes. EBITDA means HCS's or a business unit's income before reductions for interest, taxes, depreciation and amortization. Earnings per share means HCS's or a business unit's net income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding. Net income means HCS's or a business unit's income after taxes. Operating cash flow means HCS's or a business unit's sum of net income plus depreciation and amortization less capital expenditures plus certain specified changes in working capital. Return on assets means the percentage equal to HCS's or a business unit's EBIT (before incentive compensation), divided by HCS's or a business unit's, as applicable, average net assets. Return on equity means the percentage equal to HCS's net income, divided by average stockholders' equity. Return on sales means the percentage equal to HCS's or a business unit's EBIT (before incentive compensation), divided by HCS's or the business unit's, as applicable, revenue. Revenue means HCS's or a business unit's sales. Stockholder return means the total return (change in share price plus reinvestment of any dividends) of a share of HCS Common Stock.

  For any performance period, no participant may receive an award of more than the lesser of (1) 200% of the Participant's annualized salary rate on the last day of the performance period or (2) $2 million. Also, the total of all awards for any performance period cannot exceed 8% of HCS's EBIT before incentive compensation for the most recent completed fiscal year of HCS. Awards that exceed this overall limit will be pro-rated so that the total does not exceed such limit.

DETERMINATION OF ACTUAL AWARDS

  After the end of each performance period, a determination will be made as to the extent to which the performance goals applicable to each participant were achieved or exceeded. The actual award (if any) for each participant will be determined by applying the formula to the level of actual performance that was achieved. However, the Committee retains discretion to eliminate or reduce the actual award payable to any participant below that which otherwise would be payable under the applicable formula. Awards under the HCS Management Incentive Plan generally will be payable in cash or HCS Common Stock within 120 days after the performance period during which the award was earned.

AWARDS UNDER THE HCS MANAGEMENT INCENTIVE PLAN

  Awards under the HCS Management Incentive Plan will be made at the discretion of the Committee. The Committee has not yet considered the types and amounts of awards that will be granted under the HCS Management Incentive Plan which will not be effective until the Distribution. Accordingly, awards that will be made under the HCS Management Incentive Plan are not yet determinable. The following table sets forth information concerning cash awards made for fiscal year 1998 under the Company Management Incentive Plan and the long-term incentive feature of the Company Omnibus Stock Plan, respectively, to individuals listed on HCS Table I and the groups comprised of individuals who are expected to be executive officers, non-executive directors and non-executive officer employees of HCS upon the Distribution. This information is likely not indicative of awards that will be made under the HCS Management Incentive Plan.

New Plan Benefits

                                                            CASH AWARDS UNDER
                                                           COMPANY MANAGEMENT
                                                             INCENTIVE PLAN
                                                           AND COMPANY OMNIBUS
                    NAME AND POSITION                          STOCK PLAN
                    -----------------                      -------------------
Richard M. Levy...........................................      $337,999
  President and Chief Executive Officer
Timothy E. Guertin........................................       201,162
  Corporate Vice President
John C. Ford..............................................        85,996
  Corporate Vice President
Robert H. Kluge...........................................        79,987
  Corporate Vice President
Duane A. Walstrom.........................................        14,753
  Corporate Controller
All Executive Officers as a Group.........................       746,241
All Non-Executive Directors as a Group(1).................             0
All Non-Executive Officer Employees as a Group............       690,058

--------
(1) Non-executive directors are not eligible to receive awards under the HCS Management Incentive Plan.

AMENDMENT AND TERMINATION OF THE HCS MANAGEMENT INCENTIVE PLAN

  The HCS Board of Directors may amend or terminate the HCS Management Incentive Plan at any time and for any reason.

                         OWNERSHIP OF HCS COMMON STOCK

  After the Distribution, HCS Common Stock will remain outstanding. HCS Table IV sets forth information as to the beneficial ownership of HCS Common Stock as of the Distribution Date (and following the Distribution) as if the Distribution took place on December 15, 1998, by (a) each expected officer named in HCS Table I, (b) each expected director of HCS and (c) all expected directors and executive officers of HCS as a group. For information as to beneficial owners of 5% or more of the HCS Common Stock after the Distribution, see "Stock Ownership--Principal Stockholders."

HCS TABLE IV

                                               SHARES OF HCS       PERCENT OF
                                                COMMON STOCK      OUTSTANDING
                                               EXPECTED TO BE   SHARES EXPECTED
                                                BENEFICIALLY   TO BE BENEFICIALLY
     NAME                                       OWNED(1)(2)         OWNED(1)
     ----                                      --------------  ------------------
John Seely Brown.............................         200               *
Samuel Hellman...............................      16,400(3)            *
Terry R. Lautenbach..........................      15,200(4)            *
David W. Martin, Jr..........................       9,000(5)            *
Burton Richter...............................      18,600(6)            *
Richard W. Vieser............................      19,600(7)            *
Richard M. Levy..............................     145,655(8)            *
Timothy E. Guertin...........................      38,800(9)            *
John C. Ford.................................      47,516(10)           *
Robert H. Kluge..............................      34,233(11)           *
Duane A. Walstrom............................      11,118(12)           *
All expected Directors and Executive Officers
 of HCS as a Group (12 persons)..............     370,460(13)         1.2

--------
 *The percentage of shares of HCS Common Stock expected to be beneficially owned does not exceed one percent of the shares of HCS Common Stock expected to be outstanding.

(1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of HCS Common Stock which such person has the right to acquire within 60 days following December 15, 1998. For purposes of computing the percentage of outstanding shares of HCS Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within 60 days following December 15, 1998 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Fractional shares are rounded down to the nearest whole share.

 (2) To the Company's knowledge, unless otherwise indicated, the person named in the table has sole voting and investment power with respect to the shares or shares such voting and investment power with such person's spouse or children.

 (3) Includes (a) 10,000 shares which may be acquired under exercisable stock options granted pursuant to the Company Omnibus Stock Plan and (b) 2,500 shares held by Dr. Hellman's wife.

 (4) Includes 10,000 shares which may be acquired under exercisable stock options granted pursuant to the Company Omnibus Stock Plan.

 (5) Includes 8,000 shares which may be acquired under exercisable stock options granted pursuant to the Company Omnibus Stock Plan.

 (6) Includes (a) 14,000 shares which may be acquired under exercisable stock options granted pursuant to the Company Omnibus Stock Plan and (b) 3,800 shares held in a trust of which Dr. Richter is co-trustee with his wife.

 (7) Includes 14,000 shares which may be acquired under exercisable stock options granted pursuant to the Company Omnibus Stock Plan.

 (8) Includes (a) 4,200 shares of restricted stock granted pursuant to the Company Omnibus Stock Plan (b) 132,000 shares which may be acquired on or within 60 days of December 15, 1998 under stock options granted pursuant to the 1982 Non-Qualified Stock Option Plan and the Company Omnibus Stock Plan and (c) 5,105 shares held in a trust of which Dr. Levy is co-trustee with his wife.

 (9) Includes (a) 2,400 shares of restricted stock granted pursuant to the Company Omnibus Stock Plan and (b) 34,000 shares which may be acquired on or within 60 days of December 15, 1998 under stock options granted pursuant to the Company Omnibus Stock Plan.

(10) Includes 41,166 shares which may be acquired on or within 60 days of December 15, 1998 under stock options granted pursuant to the Company Omnibus Stock Plan.

(11) Includes (a) 900 shares of restricted stock granted pursuant to the Company Omnibus Stock Plan and (b) 28,833 shares which may be acquired on or within 60 days of December 15, 1998 under stock options granted pursuant to the Company Omnibus Stock Plan.

(12) Includes 10,999 shares which may be acquired on or within 60 days of December 15, 1998 by executive officers and directors under stock options granted pursuant to the Company Omnibus Stock Plan.

(13) Includes (a) 8,600 shares of restricted stock granted to executive officers pursuant to the Company Omnibus Stock Plan (b) 313,764 shares which may be acquired on or within 60 days of December 15, 1998 by executive officers and directors under stock options granted pursuant to the 1982 Non-Qualified Stock Option Plan and the Company Omnibus Stock Plan, (c) 11,405 shares as to which voting and/or investment power is shared (see certain of the foregoing footnotes) and (d) 1,100 shares of restricted stock granted to Elisha W. Finney (expected to be an executive officer of HCS) pursuant to the Company Omnibus Stock Plan and 10,766 shares which may be acquired by Ms. Finney on or within 60 days of December 15, 1998 under stock options granted pursuant to the Company Omnibus Stock Plan.

                                   FINANCING

  On an historical basis, the Company incurred or managed indebtedness at the parent level, and IB, SEB and HCS were not allocated any of the Company's debt as the Company used a centralized approach to cash management and the financing of its operations. The amount of debt to be retained by HCS and assumed by or transferred to IB and SEB and the determination of the initial capital structures of IB, SEB and HCS as of the Distribution Date are based upon the goals of maximizing combined stockholder value for the Company's present stockholders while enabling SEB to maintain sufficient cash flow to cover anticipated operating deficits caused by the current downturn in the semiconductor equipment market.

  The Company is required to renegotiate the terms of its outstanding unsecured term loans (the "Term Loans") to permit 50% of the outstanding indebtedness under the Term Loans to be assumed by IB in connection with the Distribution. The Term Loans contain covenants that limit future borrowings and the payment of cash dividends and require the maintenance of certain levels of working capital and operating results of the borrower. In addition, certain short-term notes payable of the Company and its subsidiaries (the "Notes Payable") will, as a result of the Internal Transfers and debt allocation provisions of the Distribution Agreement, remain outstanding as direct and indirect obligations of HCS (and IB or SEB, if required) as of the Distribution Date.

  Based on the outstanding indebtedness of the Company under the Term Loans and Notes Payable as of October 2, 1998 and the Company's projected operating results, certain other transactions and scheduled debt repayments through the Distribution Date, it is anticipated that at the Distribution Date, each of HCS and IB will have between $50 million and $100 million of outstanding indebtedness under the Term Loans and Notes Payable. In connection with the Distribution, the Company will contribute cash to SEB so that at the time of the Distribution, SEB will have approximately $100 million in cash and cash equivalents and its Consolidated Debt, expected to be comprised of Notes Payable, will not exceed $5 million. It is anticipated that in connection with the Distribution, IB will be entitled to a cash contribution from the Company so that as of the time of the Distribution, IB will have Net Debt equal to approximately 50% of the aggregate Net Debt of IB and HCS, subject to such adjustments as may be necessary to provide HCS with a Net Worth of between 40% and 50% of the aggregate Net Worths of IB and HCS. Based on the assumptions stated therein, the allocation of indebtedness at the Distribution Date should approximate the amounts reflected in "The Instruments Business Forecasted Capitalization," "The Semiconductor Equipment Business Forecasted Capitalization" and "HCS Forecasted Capitalization." Management of the Company believes that there is sufficient financing capability in respect of IB and HCS to accomplish the contemplated allocation of indebtedness. See "HCS Forecasted Capitalization" and "The Instruments Business Forecasted Capitalization."

  In connection with the Distribution, the Company intends to sell its long-term leasehold interest in certain of its Palo Alto facilities, together with the related buildings and other corporate assets, from which it expects to receive proceeds of $55 million in the aggregate. In addition, the Company will be required to pay the net expenses associated with the Internal Transfers and Distribution, estimated at approximately $50 million. IB is entitled to receive approximately 50% of the estimated proceeds, if any, to be received by HCS after the Distribution from the sales of these facilities and assets and is required to pay approximately 50% of any estimated transaction expenses to be paid by HCS after the Distribution (in each case reduced for estimated taxes payable or tax benefits received from all sales and transaction expenses).

  The Company, IB and SEB may enter into separate credit facilities for working capital and other general corporate purposes. The credit facilities may contain certain customary financial and operating covenants, including restrictions upon incurring indebtedness and liens, making certain fundamental changes, selling assets and paying dividends. The Company may borrow amounts under its credit facility on or prior to the Distribution in order to fund a portion of the cash contribution to be made to SEB (and IB, if required), to pay transaction expenses or for general corporate purposes. It is not expected that IB or SEB will have any outstanding borrowings under their separate credit facilities as of the Distribution.

                       DESCRIPTION OF THE CAPITAL STOCK

GENERAL

  After the Distribution, HCS's authorized capital stock will be the same as the Company's authorized capital stock prior to the Distribution. Pursuant to its Restated Certificate of Incorporation, the Company's authorized capital stock currently consists of (i) 99,000,000 shares of HCS Common Stock and (ii) 1,000,000 shares of preferred stock, par value $1 per share ("HCS Preferred Stock"). As of December 15, 1998, approximately 29,909,061 million shares of HCS Common Stock were issued and outstanding. All outstanding shares of HCS Common Stock are fully paid and nonassessable. No shares of HCS Preferred Stock are issued and outstanding. If the Distribution Proposals are approved and the Distribution is consummated, the Restated Certificate of Incorporation will be amended to change the name of the Company and change certain corporate governance provisions. See "The Distribution Proposals--Proposal Two: Approval of Amendment to the Certificate of Incorporation of the Company to Change the Name of the Company," "--Proposal Three: Approval of Amendment to the Certificate of Incorporation of the Company to Specify That the Number of Directors Shall be Fixed by Resolution of the Board of Directors" and "-- Proposal Four: Approval of Amendment to Certificate of Incorporation of the Company to Change Certain Corporate Governance Provisions."

  Pursuant to IB's Certificate of Incorporation which will be in effect at the time of the Distribution, the authorized capital stock of IB will consist of
(i) 99,000,000 shares of IB Common Stock of which approximately 29,909,061 million shares will be issued and outstanding upon consummation of the Distribution (based on the number of shares of the Company's Common Stock outstanding as of December 15, 1998) and (ii) 1,000,000 shares of preferred stock, $.01 par value per share ("IB Preferred Stock"), none of which will be issued and outstanding upon consummation of the Distribution.

  Pursuant to SEB's Certificate of Incorporation which will be in effect at the time of the Distribution, SEB's authorized capital stock will consist of
(i) 150,000,000 shares of SEB Common Stock of which approximately 29,909,061 million shares will be issued and outstanding upon the consummation of the Distribution (based on the number of shares of the Company's Common Stock outstanding as of December 15, 1998) and (ii) 5,000,000 shares of preferred stock, $.01 par value per share (the "SEB Preferred Stock"), none of which will be issued and outstanding upon consummation of the Distribution.

  All outstanding shares of IB Common Stock and SEB Common Stock are, and the shares to be issued in the Distribution will be, validly issued, fully paid and nonassessable.

COMMON STOCK

  HCS. Each holder of HCS Common Stock is entitled to one vote for each share owned of record on all matters submitted to a vote of stockholders, and, assuming Proposal Four is approved, cumulative voting will not apply with respect to the election of directors. Subject to the preferential rights of any outstanding series of HCS Preferred Stock and to the restrictions on payment of dividends imposed by the Term Loans and any credit facilities that may be entered into by HCS, the holders of HCS Common Stock will be entitled to such dividends as may be declared from time to time by the HCS Board from funds legally available therefor, and will be entitled, after payment of all prior claims, to receive pro rata all assets of HCS upon the liquidation, dissolution or winding up of HCS. Holders of HCS Common Stock have no redemption, conversion rights or preemptive rights to purchase or subscribe for securities of HCS.

  The Company's Common Stock is currently listed on the NYSE under the symbol "VAR." The HCS Common Stock is expected to continue to be listed on the NYSE under the symbol "VAR" following the Distribution. The trading price of the HCS Common Stock will be substantially affected by the Distribution.

  IB. Each holder of IB Common Stock is entitled to one vote for each share owned of record on all matters submitted to a vote of stockholders. There are no cumulative voting rights. Accordingly, the holders of a majority of the shares voting for the election of directors can elect all the directors if they choose to do so, subject to any voting rights of holders of IB Preferred Stock to elect directors. Subject to the preferential rights of any outstanding series of IB Preferred Stock, and to the restrictions on payment of dividends imposed by the Term Loans and any credit facilities that may be entered into by IB, the holders of IB Common Stock will be entitled to such dividends as may be declared from time to time by the IB Board from funds legally available therefor, and will be entitled, after payment of all prior claims, to receive pro rata all assets of IB upon the liquidation, dissolution or winding up of IB. Holders of IB Common Stock have no redemption or conversion rights or preemptive rights to purchase or subscribe for securities of IB. Certain provisions of the Certificate of Incorporation and By-Laws of IB that will be in effect at the time of the Distribution may have the effect of making more difficult an acquisition of control of IB in a transaction not approved by the IB Board. See "Delaware Law and Certain Charter and By-Law Provisions."

  IB intends to apply for quotation of the IB Common Stock on the Nasdaq National Market under the symbol "VARI."

  SEB. Each holder of SEB Common Stock is entitled to one vote for each share owned of record on all matters submitted to a vote of stockholders. There are no cumulative voting rights. Accordingly, the holders of a majority of the shares voting for the election of directors can elect all the directors if they choose to do so, subject to any voting rights of holders of SEB Preferred Stock to elect directors. Subject to the preferential rights of any outstanding series of SEB Preferred Stock, and to any restrictions on payment of dividends imposed by any credit facilities that may be entered into by SEB, the holders of SEB Common Stock will be entitled to such dividends as may be declared from time to time by the SEB Board from funds legally available therefor, and will be entitled, after payment of all prior claims, to receive pro rata all assets of SEB upon the liquidation, dissolution or winding up of SEB. Holders of SEB Common Stock have no redemption or conversion rights or preemptive rights to purchase or subscribe for securities of SEB. Certain provisions of the Certificate of Incorporation and By-Laws of SEB that will be in effect at the time of the Distribution may have the effect of making more difficult an acquisition of control of SEB in a transaction not approved by the SEB Board. See "Delaware Law and Certain Charter and By-Law Provisions."

  SEB intends to apply for quotation of the SEB Common Stock on the Nasdaq National Market under the symbol "VSEA."

PREFERRED STOCK

  The authorized capital stock of each of HCS, IB and SEB includes shares of Preferred Stock, none of which are currently issued or outstanding. The Board of Directors of each company is authorized to divide that company's Preferred Stock into series and, with respect to each series, to determine the preferences and rights and the qualifications, limitations or restrictions thereof, including the dividend rights, conversion rights, voting rights, redemption rights and terms, liquidation preferences, sinking fund provisions, the number of shares constituting the series and the designation of such series. The Board of Directors of each company could, without stockholder approval, issue that company's Preferred Stock with voting and other rights that could adversely affect the voting power of the holders of that company's Common Stock and which could have certain anti-takeover effects.

  In connection with the HCS Rights Plan (as defined), the Board of Directors of the Company has authorized 50,000 shares of Participating Preferred Stock (the "HCS Participating Preferred"). If, as anticipated, the IB Board and the SEB Board adopt rights plans, such Boards will authorize shares of Participating Preferred (the "IB Participating Preferred" and the "SEB Participating Preferred," respectively). For a description of the rights, powers and preferences of the Participating Preferred for each of HCS, IB and SEB, see "--Rights Plans."

RIGHTS PLANS

  HCS. The Company has entered into a Rights Agreement (the "HCS Rights Plan") with First Chicago Trust Company of New York, as Rights Agent. Under the HCS Rights Plan, the HCS Board has declared and distributed a dividend of one right (collectively, the "HCS Rights") for each outstanding share of HCS Common Stock. Each HCS Right entitles a registered holder to purchase one one-thousandth of a share of HCS Participating Preferred at a purchase price of $180 per one one-thousandth of a share of HCS Participating Preferred, subject to adjustment. The HCS Rights will expire no later than on the tenth anniversary of the record date of the HCS Rights Plan, December 4, 2008. The HCS Rights will be exercisable on the earlier to occur of (i) the first date of public announcement (or such earlier or later date as the HCS Board may determine) that a person or "group" has acquired beneficial ownership of 15% or more of the outstanding HCS Common Stock (an "Acquiring Person") and (ii) ten business days (or such later date as the HCS Board may determine) following the commencement of a tender or exchange offer the consummation of which would result in a person or group becoming an Acquiring Person.

  If any person or group becomes an Acquiring Person or commences a tender offer upon consummation of which such person or group would become an Acquiring Person, each HCS Right not owned by such Acquiring Person or certain related parties would entitle its holder to purchase, at the HCS Right's then current exercise price, shares of HCS Common Stock, or, in the discretion of the HCS Board, shares of HCS Participating Preferred having a value equal to twice the HCS Right's exercise price. The effect would be to significantly dilute the equity interest of the HCS Acquiring Person. In addition, if, after a person or group becomes an Acquiring Person, HCS is involved in a merger or other business combination transaction in which (i) the holders of all of the outstanding HCS Common Stock immediately prior to the consummation of the transaction are not the holders of the surviving corporation's voting power or
(ii) more than 50% of HCS's assets or earning power is sold or transferred, each HCS Right will entitle its holder to purchase, at the HCS Right's then current exercise price, common shares of the acquiring company having a value equal to twice the HCS Right's then current exercise price.

  The purchase price payable, and the shares issuable, upon exercise of the HCS Rights Plan are subject to adjustment from time to time as specified in the HCS Rights Plan. HCS is generally entitled to redeem the HCS Rights in whole, but not in part, at $0.001 per HCS Right at any time prior to the earlier to occur of (i) a person becoming an Acquiring Person or (ii) expiration of the HCS Rights.

  Shares of HCS Participating Preferred purchasable upon exercise of the HCS Rights will not be redeemable and will be designed so that each one one-thousandth of a share has economic and voting terms similar to one share of HCS Common Stock. Each share of HCS Participating Preferred will be entitled to a minimum preferential quarterly dividend payment of $2.50 per share but, if greater, will be entitled to an aggregate dividend per share of 1,000 times the dividend declared per share of HCS Common Stock. In the event of liquidation of HCS, the holders of HCS Participating Preferred will be entitled to a minimum preferential liquidation payment of $100.00, provided that they will be entitled to an aggregate payment per share of at least 1,000 times the aggregate payment made per HCS Common Stock. Each share of HCS Participating Preferred will have one thousand votes, voting together with the HCS Common Stock. These rights are protected by customary anti-dilution provisions.

  IB and SEB. It is anticipated that the IB Board and the SEB Board will adopt the IB Rights Plan and SEB Rights Plan, respectively, pursuant to which, one right (an "IB Right" and an "SEB Right," respectively) to purchase one one-thousandth of a share of IB Participating Preferred and SEB Participating Preferred, respectively, at a purchase price (substantially above the expected current trading value for each company) to be determined, subject to adjustment, would be distributed with the IB Common Stock and SEB Common Stock, respectively, in the Distribution. The rights will be issuable on the terms and subject to the conditions set forth in the IB Rights Plan and SEB Rights Plan, respectively. The IB Rights and SEB Rights will expire no later than on the tenth anniversary of the record dates for the respective dividends in 2009. The IB Rights and SEB Rights will be exercisable on the earlier to occur of (i) the first date of public announcement (or such earlier or later date as the applicable Board may determine) that a person or "group" has acquired beneficial ownership of 15% or more of the outstanding IB Common Stock or SEB Common Stock, as applicable (an "IB Acquiring Person" and an "SEB Acquiring Person," respectively) and (ii) ten business days (or such later date as the applicable

Board may determine) following the commencement of a tender or exchange offer the consummation of which would result in a person or group becoming an IB Acquiring Person or an SEB Acquiring Person, as applicable.

  If any person or group becomes an IB Acquiring Person or a SEB Acquiring Person or commences a tender or exchange offer upon consummation of which such person or group would become an IB Acquiring Person or an SEB Acquiring Person, each IB Right or SEB Right, as applicable, not owned by such IB or SEB Acquiring Person or certain related parties would entitle its holder to purchase, at the IB or SEB Right's, as applicable, then current exercise price, shares of IB Common Stock or SEB Common Stock, as applicable, or, in the discretion of the applicable Board, shares of IB or SEB Participating Preferred, respectively, having a value equal to twice the IB or SEB Right's, as applicable, then current exercise price. The effect would be to significantly dilute the equity interest of the IB or SEB Acquiring Person, as applicable. In addition, if, after a person or group becomes an IB or SEB Acquiring Person, IB or SEB, as applicable, is involved in a merger or other business combination transaction in which (i) the holders of all of the outstanding IB Common Stock or SEB Common Stock, as applicable, immediately prior to the consummation of the transaction are not the holders of the surviving corporation's voting power or (ii) more than 50% of IB's or SEB's, as applicable, assets or earning power is sold or transferred, each IB Right or SEB Right, as applicable, will entitle its holder to purchase, at the IB or SEB Right's, as applicable, then current exercise price, common shares of the acquiring company having a value equal to twice the IB or SEB Right's, as applicable, then current exercise price.

  The purchase price payable, and the shares issuable, upon exercise of the IB Rights or SEB Rights, as applicable, will be subject to adjustment from time to time as specified in the applicable Rights Plan. SEB will generally be entitled to redeem the SEB Rights in whole, but not in part, at $0.001 per SEB Right at any time prior to the earlier to occur of (i) a person becoming an SEB Acquiring Person or (ii) expiration of the SEB Rights. IB will generally be entitled to redeem the IB Rights in whole, but not in part, at $0.001 per IB Right at any time prior to the earlier to occur of (i) a person becoming an IB Acquiring Person or (ii) expiration of the IB Rights.

  Shares of IB Participating Preferred and SEB Participating Preferred purchasable upon exercise of the IB Rights and SEB Rights, respectively, will not be redeemable and will be designed so that each one one-thousandth of a share has economic and voting terms similar to one share of IB Common Stock or SEB Common Stock, as applicable. Each share of IB Participating Preferred and SEB Participating Preferred will be entitled to a minimum preferential quarterly dividend payment of $2.50 per share but, if greater, will be entitled to an aggregate dividend per share of 1,000 times the dividend declared per share of IB or SEB Common Stock, as applicable. In the event of liquidation of IB or SEB, the holders of IB Participating Preferred and SEB Participating Preferred, as applicable, will be entitled to a minimum preferential liquidation payment of $100.00, provided that they will be entitled to an aggregate payment per share of at least 1,000 times the aggregate payment made per share of IB Common Stock or SEB Common Stock, as applicable. Each share of IB Participating Preferred and SEB Participating Preferred will have one thousand votes, voting together with the IB Common Stock or SEB Common Stock, as applicable. These rights are protected by customary anti-dilution provisions.

TRANSFER AGENT AND RIGHTS AGENT

  The transfer agent for the HCS Common Stock, the IB Common Stock and the SEB Common Stock and the Rights Agent under the HCS Rights Plan is First Chicago Trust Company of New York. It is expected that First Chicago Trust Company of New York will also be the Rights Agent under the IB Rights Plan and SEB Rights Plan.

            PRICE RANGE OF THE COMPANY'S COMMON STOCK AND DIVIDENDS

  The Company's Common Stock is listed on the NYSE and PE and is traded under the symbol "VAR." The following table sets forth, for the fiscal periods indicated, the high and low sales prices per share of the Company's Common Stock as reported on the NYSE Composite Tape. The table also sets forth the cash dividends paid per share of the Company's Common Stock in the period actually paid. None of HCS, IB or SEB anticipates paying dividends on its Common Stock in the future.

  The Board of Directors anticipates that, if the stockholders approve the Distribution at the Meeting, the Company will not declare or pay any further cash dividends on the Company's Common Stock thereafter.

  On August 20, 1998, the last trading day before the Company announced that the Board of Directors had approved the Distribution subject to certain conditions, the high and low sales prices for the Company's Common Stock on the NYSE Composite Tape were $36 3/8 and $35 1/2, respectively. On January 13, 1999, the last trading day for which quotations were available prior to the date of this Proxy Statement, the closing price for the Company's Common Stock on the NYSE Composite Tape was $38 5/16. Stockholders are urged to obtain current trading price information. On December 15, 1998, there were approximately 5,992 holders of the Company's Common Stock.

  For a discussion of the impact of the Distribution on the trading price of HCS Common Stock, see "The Distribution Proposals--Proposal One: The Distribution--Listing and Trading of HCS Common Stock." There has not been any established public trading market for IB Common Stock or SEB Common Stock. For a discussion of certain matters in respect thereof, see "The Distribution Proposals--Proposal One: The Distribution--Listing and Trading of IB Common Stock and SEB Common Stock."

                                                                      DIVIDENDS
                                                                      DECLARED
                                                  HIGH      LOW       PER SHARE
                                                  ----      ----      ---------
   1996
   First Quarter................................. $53 7/8   $42 1/2     $0.07
   Second Quarter................................  52 5/8    43 1/4      0.08
   Third Quarter.................................  62 7/8    49 1/4      0.08
   Fourth Quarter................................  52 7/8    40 1/2      0.08
   1997
   First Quarter................................. $51 7/8   $44 1/8     $0.08
   Second Quarter................................  59 1/2    49          0.09
   Third Quarter.................................  56 1/2    47 1/8      0.09
   Fourth Quarter................................  62 1/8    52 5/8      0.09
   1998
   First Quarter................................. $66 3/4   $47 3/4     $0.09
   Second Quarter................................  58 3/8    47 1/2      0.10
   Third Quarter.................................  53 15/16  38 3/16     0.10
   Fourth Quarter................................   43       31 13/16    0.10
   1999
   First Quarter................................. $41 1/8   $31 5/8     $0.10
   Second Quarter (through January 13, 1999).....  41 3/8    37            --

              LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

  The Certificate of Incorporation of each of HCS, IB and SEB that will be in effect at the time of the Distribution will provide that a director will not be personally liable to the company or its stockholders for monetary damages for any breach of fiduciary duty as a director, except in certain cases where liability is mandated by the DGCL. The Certificate of Incorporation and/or By-Laws of each of HCS, IB and SEB that will be in effect as of the Distribution also provide for indemnification, to the fullest extent permitted by law, of any person who is or was involved in any manner in any pending, threatened or completed investigation, claim or other proceeding by reason of the fact that such person is or was a director or officer of HCS, SEB or IB, as the case may be, or, at the request of such company, is or was serving as a director or officer of another entity, against all expenses, liabilities, losses and claims incurred or suffered by such person in connection with the investigation, claim or other proceeding. Each of HCS, IB and SEB has entered into, or intends to enter into, agreements to provide indemnification for directors and certain officers in addition to the indemnification provided for in their respective Certificates of Incorporation and By-Laws. These agreements, among other things, will indemnify directors and certain officers to the fullest extent permitted by law for certain expenses (including attorneys' fees) and all losses, claims, liabilities, judgments, fines and settlement amounts incurred by such person arising out of or in connection with such person's service as a director or officer of the company or another entity for which such person was serving as an officer or director at the request of HCS, IB or SEB, as the case may be. Other than as described herein, there is no pending litigation or proceeding involving a director, officer, employee or other agent of IB, SEB or HCS or any other entity as to which indemnification is being sought under these provisions from IB, SEB or HCS, and none of IB, SEB or HCS is aware of any pending or threatened litigation that may result in claims for indemnification under these provisions by a director, officer, employee or other agent.

            DELAWARE LAW AND CERTAIN CHARTER AND BY-LAW PROVISIONS

DELAWARE LAW

  Each of HCS, SEB and IB is subject to the provisions of Section 203 of the DGCL ("Section 203"). In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A "business combination" includes a merger, asset sale or other transaction resulting in a financial benefit to the interested stockholder. An "interested stockholder" is a person who, together with affiliates and associates, owns (or, in certain cases, within three years prior, did own) 15% or more of the corporation's voting stock. Under Section 203, a business combination between the corporation and an interested stockholder is prohibited unless it satisfies one of the following conditions: (i) the board of directors must have previously approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder; or (ii) on consummation of the transaction that resulted in the stockholders becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation, outstanding at the time the transaction commenced (excluding, for purposes of determining the number of shares outstanding, shares owned by (a) persons who are directors and also officers and (b) employee stock plans, in certain instances); or (iii) the business combination is approved by the board of directors and authorized at an annual or special meeting of the stockholders by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

CERTAIN CHARTER AND BY-LAW PROVISIONS

  The Company Charter, including the proposed amendments to the Company Charter set forth in Proposal Three and Proposal Four, if approved (the "HCS Charter"), and the Certificate of Incorporation of SEB (the "SEB Charter") and the Certificate of Incorporation of IB (the "IB Charter") will contain provisions that will make more difficult the acquisition of control of HCS, IB or SEB, respectively, by means of a tender offer, open market purchases, a proxy fight or otherwise that are not approved by their respective boards. The IB, HCS and SEB By-Laws will also contain provisions that could have an anti-takeover effect.

  The purposes of such provisions of the IB, HCS and SEB Charters and By-Laws are to discourage certain types of transactions, described below, which may involve an actual or threatened change of control of IB, HCS or SEB and to encourage persons seeking to acquire control of IB, HCS or SEB to negotiate the terms of any proposed business combination or offer with their respective boards. The provisions are designed to reduce the vulnerability of IB, HCS or SEB to an unsolicited proposal for a takeover that does not contemplate the acquisition of all outstanding shares or is otherwise unfair to stockholders of IB, HCS or SEB, or an unsolicited proposal for the restructuring or sale of all or part of IB, HCS or SEB. The Company believes that, as a general rule, such proposals would not be in the best interests of IB, HCS, SEB or the stockholders of each. These provisions will help ensure that the IB, HCS or SEB Board, if confronted by a surprise proposal from a third party which has acquired a block of stock, will have sufficient time to review the proposal and appropriate alternatives to the proposal and to act in what it believes to be the best interests of the stockholders.

  There has been a marked increase in hostile takeover activity during the last several years. The Company believes that the provisions discussed herein may provide some measure of protection for stockholders against certain potentially coercive takeover tactics. Such takeover tactics include the accumulation of substantial stock positions in public companies by third parties as a prelude to proposing a takeover, a restructuring or sale of all or part of the company or another similar extraordinary corporate action. Such actions are often undertaken by a third party without advance notice to, or consultation with, the management or board of directors of a company. In many cases, the purchaser seeks representation on a company's board of directors in order to increase the likelihood that its proposal will be implemented by a company. If a company resists the efforts of the purchaser to obtain representation on the company's board, a purchaser may commence a proxy contest to have its nominees elected to the board of directors in place of certain directors or in place of the entire board of directors. In some cases, a purchaser may not truly be interested in taking over a company, but may use the threat of a proxy fight and/or a bid to take over a company as a means of forcing the company to repurchase its equity position at a substantial premium over market price.

  The Company believes that the threat of imminent removal of the IB, HCS or SEB management or board of directors in such situations would severely curtail the ability of management or the board of directors to negotiate effectively with such purchasers. Management or the board of directors would be deprived of the time and information necessary to evaluate the takeover proposal, to study alternative proposals and to help ensure that the best price is obtained in any transaction involving IB, HCS or SEB that may ultimately be undertaken. If the real purpose of a takeover bid were to force IB, HCS or SEB to repurchase an accumulated stock interest at a premium price, management or the board of directors would face the risk that, if it did not repurchase the purchaser's stock interest, IB's, HCS's or SEB's business and management would be disrupted, perhaps irreparably.

  These provisions, individually and collectively, may impede or discourage a merger, tender offer or proxy fight, even if such transaction or occurrence may be favorable to the interests of the stockholders, and may delay or frustrate the assumption of control by a holder of a large block of IB, HCS or SEB Common Stock and the removal of incumbent management, even if such removal might be beneficial to stockholders. Furthermore, these provisions may deter or could be used to frustrate a future takeover attempt which is not approved by the incumbent board of directors, but which the holders of a majority of the shares may deem to be in their best interests or in which stockholders may receive a substantial premium for their stock over prevailing market prices of such stock. By discouraging takeover attempts these provisions might have the incidental effect of inhibiting certain changes in management (some or all of the members of which might be replaced in the course of a change of control) and also the temporary fluctuations in the market price of the stock which often result from actual and rumored takeover attempts.

  Set forth below is a description of such provisions in the Charter and By-Laws for each of HCS, IB and SEB. Such description is intended as a summary only and is qualified in its entirety by reference to the proposed amendment to the Company Charter set forth in Proposal Three and the Charter Amendments set forth herein under "The Distribution Proposals--Proposal Four:
Approval of Amendment to the Certificate of Incorporation of the Company to Change Certain Corporate Governance Provisions," and the Company Charter and Company By-Laws, which are exhibits to the Company's Annual Report on Form 10-K for the year ended October 2, 1998, and the IB and SEB Charters and By-Laws, which will be filed as exhibits to the Registration Statements. Capitalized terms used and not defined herein are defined in the HCS Charter or By-Laws and IB or SEB Charters or By-Laws, as the case may be.

 Classified Boards of Directors

  The Company Charter provides, and the IB and SEB Charters will provide, for their respective boards of directors to be divided into three classes serving staggered terms. The classification of directors will have the effect of making it more difficult for stockholders to change the composition of the board of directors in a relatively short period of time. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the board of directors. Such a delay may help ensure that the board of directors, if confronted by a stockholder's attempt to force a stock repurchase at a premium above market price, a proxy contest or an extraordinary corporate transaction, will have sufficient time to review the proposal and appropriate alternatives to the proposal and to act in what they believe are the best interests of the stockholders. The Company also believes that a classified board of directors will help to assure the continuity and stability of the IB, SEB and HCS Boards and the business strategies and policies of IB, SEB and HCS as determined by their respective boards of directors, because generally a majority of the directors at any given time will have had prior experience as directors of IB, SEB or HCS, as the case may be.

  The classified board provision could have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of IB, SEB or HCS, as the case may be, even though such an attempt might be beneficial to the company and its stockholders. The classified board provision could thus increase the likelihood that incumbent directors will retain their positions.

 Number of Directors; Removal; Filling Vacancies

  The Company Charter currently provides that the number of directors constituting the whole Company Board is fixed at 15. The proposed amendment to the Company Charter set forth in Proposal Three provides, and the IB and SEB Charters will provide, that the specific number of directors (which must be at least three) shall be fixed by resolution of the board of directors. In addition, the Charter Amendments provide and the IB and SEB Charters will provide that, subject to any rights of the holders of preferred stock, only a majority of the board of directors then in office shall have the authority to fill any vacancies on the board of directors. Accordingly, the existing board members could prevent any stockholder from obtaining majority representation on the respective boards of directors by enlarging such board of directors and filling the new directorships with its own nominees.

  Moreover, the Charter Amendments provide, and the IB and SEB Charters will provide, that directors may be removed only for cause by the affirmative vote of holders of at least a majority of the voting power of all of the then-outstanding shares of HCS, IB or SEB Common Stock, as the case may be. This provision, when coupled with the provisions of the Charter Amendments and the IB and SEB Charters authorizing only their respective boards of directors to fill vacant directorships, would preclude stockholders from removing incumbent directors without cause and filling the vacancies created by such removal with their own nominees. These provisions reflect existing Delaware law absent a contrary provision in a company's charter.

 Limitations on Stockholder Action by Written Consent; Special Meetings

  Under the DGCL, unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken by the stockholders of a Delaware corporation may be taken without a meeting, without prior notice and without a stockholder vote if a written consent setting forth the action to be taken is signed by the holders of outstanding stock having the requisite number of shares that would be necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voted. The Company Charter does not currently preclude stockholder action by written consent. The Charter Amendments provide and the IB and SEB Charters will provide that stockholder action can be taken only at an annual or special meeting of stockholders, and prohibit stockholder action by written consent in lieu of a meeting. If the Charter Amendments are approved, conforming changes would be made to the Company By-Laws, as well as certain other changes to the Company By-Laws so as to conform the Company By-Laws to the IB and SEB By-Laws (as so changed, the "HCS By-Laws"). The HCS, IB and SEB By-Laws will each provide that, subject to the rights of holders of any series of the relevant preferred stock, special meetings of stockholders can be called only by the Chairman of the Board, the Chief Executive Officer, the Vice-Chairman of the Board (if any) or the board of directors. Stockholders are not permitted to call a special meeting or to require that the respective board of directors call a special meeting of stockholders. Moreover, the business permitted to be conducted at any special meeting of stockholders will be limited to the purpose or purposes of the meeting as stated in the notice of the meeting.

  The provisions of the Charter Amendments and the IB and SEB Charters restricting stockholder action by written consent may have the effect of delaying consideration of a stockholder proposal until the next annual meeting unless a special meeting is called by the Chairman of the Board, the Chief Executive Officer, the Vice-Chairman of the Board (if any) or pursuant to a board resolution. These provisions would also prevent the holders of a majority of the voting power of Common Stock from using the written consent procedure to take stockholder action and from taking action by consent without giving all the stockholders entitled to vote on a proposed action the opportunity to participate in determining such proposed action. Moreover, a stockholder could not force stockholder consideration of a proposal over the opposition of the board of directors by calling a special meeting of stockholders prior to the time the board believed such consideration to be appropriate.

 Advance Notice Provisions for Stockholder Nominations and Stockholder
Proposals

  The HCS, IB and SEB By-Laws will establish an advance notice procedure with regard to the nomination, other than by or at the direction of the respective boards of directors, of candidates for election as directors (the "Nomination Procedure") and with regard to certain matters to be brought before an annual meeting of stockholders (the "Business Procedure").

  Pursuant to the HCS, IB and SEB By-Laws, the Nomination Procedure provides that only persons who are nominated by, or at the direction of, the board of directors or by a stockholder of record who has given timely prior written notice to the Secretary prior to the meeting at which directors are to be elected will be eligible for election as directors. The Business Procedure provides that at an annual meeting only such business can be conducted as has been brought before the meeting pursuant to the notice of the meeting, by, or at the direction of, the board of directors or by a stockholder of record who has given timely prior written notice to the Secretary of such stockholder's intention to bring such business before the meeting. To be timely, notice must generally be received by not less than 60 days nor more than 90 days prior to the first anniversary of the mailing of the proxy statement in connection with the previous year's annual meeting. For notice of a stockholder nomination to be made at a special meeting at which directors are to be elected to be timely, such notice must be received not earlier than the 90th day before such meeting and not later than the later of (1) the 60th day prior to such meeting and (2) the tenth day after public announcement of the date of such meeting is first made.

  Under the Nomination Procedure, notice from a stockholder who proposes to nominate a person at a meeting for election as director must contain certain information about that person, including such person's consent to be nominated and such information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the stockholder proposing to nominate that person or the beneficial owner, if any, on whose behalf the nomination is made. Under the Business Procedure, notice relating to the conduct of business must contain certain information about such business and about the stockholder who proposes to bring the business before the meeting including a brief description of the business the stockholder proposes to bring before the meeting, the reasons for conducting such business at such meeting, the class and number of shares of stock beneficially owned by such stockholder, and by the beneficial owner, if any, on whose behalf the proposal is made, and any material interest of such stockholder, and such beneficial owner in the business so proposed. If the Chairman or other officer presiding at a meeting determines that a person was not nominated in accordance with the Nomination Procedure, such person will not be eligible for election as a director, or if he or she determines that other business was not properly brought before such meeting in accordance with the Business Procedure, such business will not be conducted at such meeting.

  The purpose of the Nomination Procedure is, by requiring advance notice of nominations by stockholders, to afford the board a meaningful opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by such boards, to inform stockholders about such qualifications. The purpose of the Business Procedure is, by requiring advance notice of proposed business, to provide a more orderly procedure for conducting annual meetings of stockholders and, to the extent deemed necessary or desirable by the board to provide such board with a meaningful opportunity to inform stockholders, prior to such meeting, of any business proposed to be conducted at such meetings, together with any recommendation as to the board's position or belief as to action to be taken with respect to such business, so as to enable stockholders better to determine whether they desire to attend such meeting or grant a proxy to the board as to the disposition of any such business. Although the HCS, IB and SEB By-Laws will not give their respective boards any power to approve or disapprove stockholder nominations for the election of directors or of any other business desired by a stockholder to be conducted at an annual meeting, the By-Laws may have the effect of precluding a nomination for the election of directors or precluding the conducting of business at a particular annual meeting if the proper procedures are not followed, and may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of HCS, IB or SEB, as the case may be, even if the conduct of such solicitation or such attempt might be beneficial to HCS, IB or SEB and their respective stockholders.

  Amendment of Certain Charter and By-Law Provisions

  The Company Charter may currently be amended, with approval of the Board of Directors, upon the affirmative vote of the majority of outstanding shares of the Company's Common Stock. The Company By-Laws may currently be amended upon the affirmative vote of a majority of shares of the Company's Common Stock present at a meeting, or entitled to vote thereon, if acting by written consent. The Charter Amendments contain, and the IB and SEB Charters will contain, provisions requiring the affirmative vote of the holders of at least 66 2/3% of the outstanding HCS, IB or SEB Common Stock, respectively, to amend the provisions of such charters pertaining to classification of the respective boards of directors, filling vacancies in the respective boards of directors, removal of directors and the requirement that stockholders can act only at annual or special meetings and not by written consent. The Charter Amendments require, and the IB and SEB Charters and By-Laws will also require, the vote of at least 66 2/3% of the outstanding HCS, IB and SEB Common Stock, respectively, for stockholders to adopt, amend or repeal any provision of the HCS, IB or SEB By-Laws, respectively. These provisions will make it more difficult for stockholders to change the HCS, IB and SEB Charters and By-Laws, respectively, including changes designed to facilitate the exercise of control over HCS, IB or SEB. In addition, the requirement for approval by at least a 66 2/3% stockholder vote will enable the holders of a minority of HCS's, IB's or SEB's capital stock to prevent holders of a less than 66 2/3% majority from amending the indicated provisions of the HCS, IB and SEB Charters and By-Laws, respectively.

PREFERRED STOCK

  The Company Charter authorizes and the IB and SEB Charters will authorize their respective board of directors to establish series of preferred stock and to determine, with respect to any series of preferred stock, the voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as are stated in the board resolutions providing for such series. The number of authorized shares of HCS Preferred Stock is 1,000,000 and the number of authorized shares of IB Preferred Stock and SEB Preferred Stock will be 1,000,000 and 5,000,000, respectively.

  The Company, IB and SEB believe that the availability of such preferred stock will provide HCS, IB and SEB with increased flexibility in structuring possible future financing and acquisitions, and in meeting other corporate needs which might arise. Having such authorized shares available for issuance will allow HCS, IB and SEB to issue shares of preferred stock without the expense and delay of a special stockholders' meeting. The authorized shares of preferred stock, as well as shares of common stock, will be available for issuance without further action by stockholders, unless such action is required by applicable law or the rules of any stock exchange on which the securities may be listed. Although neither the HCS, IB nor SEB board of directors has any intention at the present time of doing so, they could issue a series of preferred stock that could, subject to certain limitations imposed by the securities laws and stock exchange rules, depending on the terms of such series, impede the completion of a merger, tender offer or other takeover attempt. For instance, such series of preferred stock might impede a business combination by including class-voting rights that would enable the holder to block such a transaction. The HCS, IB and SEB boards will make any determination to issue such shares based on their judgment as to the best interests of such company and its then existing stockholders. The boards, in so acting, could issue preferred stock having terms which could discourage an acquisition attempt or other transaction that some, or a majority, of the stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then market price of such stock. The authorized and unissued preferred stock of each of HCS, IB and SEB, as well as the authorized and unissued common stock of HCS, IB and SEB would be available, and their respective charters explicitly authorize use of their capital stock, for the above purposes.

  In connection with their Rights Plans, the HCS board has authorized and the IB and SEB boards will authorize shares of their Participating Preferred Stock. No such shares of Participating Preferred Stock are outstanding. For a description of the rights, powers and preferences of the HCS, IB and SEB Participating Preferred Stock, see "Description of the Capital Stock--Rights Plans."

COMMON STOCK

  The HCS Charter authorizes the issuance of 99,000,000 shares of HCS Common Stock. At the Distribution, the IB Charter and SEB Charter will authorize their boards to issue up to 99,000,000 shares of IB Common Stock and 150,000,000 shares of SEB Common Stock, respectively.

  The authorized but unissued Common Stock will provide IB, HCS and SEB with the ability to meet future capital needs and to provide shares for possible acquisitions and stock dividends or stock splits. The IB, HCS and SEB Boards would each have the ability, in the event of a proposed merger, tender offer or other attempt to gain control of the company that was not approved by such board, to issue additional common stock that would dilute the stock ownership of the acquiror.

RIGHTS PLANS

  The Company has entered into the HCS Rights Plan and IB and SEB will enter into the IB and SEB Rights Plans. The Rights to be distributed in accordance with these Rights Plans will have certain anti-takeover effects. Each of the Rights will cause substantial dilution to a person or group that attempts to acquire HCS, IB or SEB and thereby effect a change in the composition of the respective boards of directors on terms not approved by the board, including by means of a tender offer at a premium to the market price. The Rights should not interfere with any merger or business combination approved by the Board, since the Rights may be redeemed by HCS, IB or SEB, respectively, at the applicable redemption price prior to the time that a person or group has become an Acquiring Person. See "Description of the Capital Stock--Rights Plans."

                    PROPOSAL ELEVEN: ELECTION OF DIRECTORS

  The Board of Directors of the Company consists of 15 members. Pursuant to the Company's Restated Certificate of Incorporation, the Board is divided into three classes and five persons are elected each year for three-year terms. The Board nominates five persons each year for consideration for election by the Company's stockholders.

  The following five persons have been nominated by the Board of Directors for election at the Meeting for terms expiring at the Annual Meeting of Stockholders in 2002 and when their respective successors are elected and qualified: Angus A. McNaughton, John G. McDonald, Wayne R. Moon, Burton Richter and Elizabeth E. Tallett. The Board of Directors recommends that stockholders vote for these nominees.

  At the Meeting the proxies will be voted to elect the five nominees listed below. If the Distribution is not effected, all directors will continue to have three-year terms.

  If the Distribution is effected, all directors of the Company (including the nominees set forth below), other than John Seely Brown, Samuel Hellman, Terry
R. Lautenbach, David W. Martin, Jr., Burton Richter and Richard W. Vieser, are expected to resign from the Board of Directors of the Company effective as of the Distribution Date and Richard M. Levy is expected to be added as a new director. For biographical information with respect to each individual expected to become a director of HCS following the Distribution, see "Management of HCS--Board of Directors of HCS."

  The nominees for directors have indicated their willingness to serve if elected. The Company does not contemplate that any nominee will be unable to serve. However, in the event that any nominee declines or becomes unable to serve, proxies will be voted for the remainder of the nominees and such substitute nominee as shall be designated by the proxy holders in their discretion and in such order of preference as the proxy holders may determine and to the exclusion of others. If the Distribution is effected, the nominees for directors (other than Burton Richter) are expected to resign from the Board of Directors of the Company and become directors of SEB or IB.

  Set forth below is certain biographical information with respect to each nominee for director and each director in the classes continuing in office beyond the Meeting.

NOMINEES FOR TERMS EXPIRING IN 2002

ANGUS A. MACNAUGHTON

  Mr. MacNaughton is President of Genstar Investment Corporation (a private investment company), a position he has held since 1987. He is a director of Canadian Pacific Limited, Sun Life Assurance Company of Canada, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance & Annuity Company of Canada (NY) and DCS Business Services, Inc. Mr. MacNaughton is also Vice-Chairman of the Board of Barrick Gold Corporation. He has been a director of the Company since 1986. Age: 67.

JOHN G. MCDONALD

  Professor McDonald is The Industrial Bank of Japan Professor of Finance at Stanford University's Graduate School of Business, where he has served on the faculty since 1968. He is a director of Golden State Vintners, Inc., Scholastic Corporation and TriNet Corporate Realty Trust, Inc., and is an independent trustee of eight mutual funds managed by Capital Research & Management Co. and its affiliates. Professor McDonald has been a director of the Company since 1988. Age: 61.

WAYNE R. MOON

  Mr. Moon is Chairman of the Board and Chief Executive Officer of Blue Shield of California (a health care company), positions he has held since 1993. From 1990 to 1993, he served as President and Chief Operating Officer of Kaiser Foundation Health Plan, Inc., and Kaiser Foundation Hospitals (health maintenance organizations). Mr. Moon has been a director of the Company since 1995. Age: 58.

BURTON RICHTER

  Dr. Richter is Director of the Stanford Linear Accelerator Center and Paul Pigott Professor in Physical Sciences at Stanford University, positions he has held since 1984 and 1980, respectively. He has been a director of the Company since 1990. Age: 67.

ELIZABETH E. TALLETT

  Ms. Tallett is President and Chief Executive Officer of Dioscor Inc. (a biopharmaceutical company), positions she has held since 1996, and is President and Chief Executive Officer of Ellard Pharmaceuticals Inc. (a pharmaceutical company), positions she has held since 1998. From 1992 to 1996, she was President and Chief Executive Officer of Transcell Technologies, Inc. (a biotechnology company). Ms. Tallett is a director of The Principal Mutual Life Insurance Company, Coventry Health Care Inc. and Integrated America Inc., and is Chairman of the Board of Huma Scan, Inc. She has been a director of the Company since 1996. Age: 50.

DIRECTORS WHOSE TERMS EXPIRE IN 2001

JOHN SEELY BROWN

  Dr. Brown is Vice President, director of the Xerox Palo Alto Research Center and Chief Scientist of Xerox Corporation, positions he has held since 1986, 1990 and 1992, respectively. He is a director of Corning Incorporated and General Instrument Corporation. He has been a director of the Company since 1998. Age: 58.

ROBERT W. DUTTON

  Dr. Dutton is director of Research at the Center for Integrated Systems and Professor of Electrical Engineering at Stanford University, positions he has held since 1991 and 1971, respectively. Dr. Dutton has been a director of the Company since 1996. Age: 54.

SAMUEL HELLMAN

  Dr. Hellman is the A. N. Pritzker Distinguished Service Professor in the Department of Radiation and Cellular Oncology at the University of Chicago, a position he has held since 1993. From 1988 to 1993, he was Dean of that University's Division of Biological Sciences and its Pritzker School of Medicine, Vice President of the University's Medical Center, and the A. N. Pritzker Professor in the Department of Radiation and Cellular Oncology. Dr. Hellman has been a director of the Company since 1992. Age: 64.

TERRY R. LAUTENBACH

  Mr. Lautenbach is a former Senior Vice President of International Business Machines Corporation, a position he held from 1988 to 1992. He was responsible for IBM's worldwide manufacturing and development and North American marketing and services from 1990 to 1992, and served on IBM's Management Committee in 1991 and 1992. Mr. Lautenbach is a director of Air Products and Chemicals, Inc., CVS Corporation and Footstar, Inc. He has been a director of the Company since 1993. Age: 60.

D. E. MUNDELL

  Mr. Mundell is Chairman of the Board of ORIX USA Corporation and Advisor (a board-level position) to ORIX Corporation (both financial services companies), positions he has held since 1991. He is director of Beazer Homes USA, Inc. and Stockton Holdings, Ltd. Mr. Mundell has been a director of the Company since 1992. Age: 67.

DIRECTORS WHOSE TERMS EXPIRE IN 2000

RUTH M. DAVIS

  Dr. Davis is President and Chief Executive Officer of the Pymaturing Group, Inc. (a technology management company), positions she has held since 1981. She is a director of Air Products and Chemicals, Inc., BTG, Inc., Ceridian Corporation, Consolidated Edison Company of New York, Inc., Premark International, Inc., The Principal Mutual Life Insurance Company and Tupperware Corporation. Dr. Davis is also Chairman of the Board of The Aerospace Corporation. She has been a director of the Company since 1981. Age:
70.

DAVID W. MARTIN, JR.

  Dr. Martin is President and Chief Executive Officer of EOS Biotechnology, Inc. (a biotechnology company), positions he has held since 1997. From 1995 to 1996, he was President, Chief Operating Officer and director of LYNX Therapeutics, Inc. (a biotechnology company), and from 1994 to 1995, he was Senior Vice President of Chiron Corporation and President of Chiron Therapeutics (both biotechnology companies). From 1990 through 1993, Dr. Martin was Executive Vice President for Research and Development at The Du Pont Merck Pharmaceutical Company. He is a director of Cubist Pharmaceuticals, Inc. Dr. Martin has been a director of the Company since 1994. Age: 57.

J. TRACY O'ROURKE

  Mr. O'Rourke is Chairman of the Board and Chief Executive Office of the Company, positions he has held since 1990. He is a director of General Instrument Corporation. Mr. O'Rourke has been a director of the Company since 1990. Age: 63.

JON D. TOMPKINS

  Mr. Tompkins is Chairman of the Board of KLA-Tencor Corporation (a semiconductor equipment company), a position he has held since 1998. From 1997 to 1998, he was Chief Executive Officer of KLA-Tencor Corporation. From 1993 to 1997, he was Chairman of Tencor Instruments, Inc. (a semiconductor equipment company), where he also served as President, Chief Executive Officer and director from 1991 to 1997. Mr. Tompkins has been a director of the Company since 1997. Age: 58.

RICHARD W. VIESER

  Mr. Vieser is former Chairman of the Board, Chief Executive Officer and President of Lear Siegler, Inc. (a diversified manufacturing company), positions he has held since 1987 to 1989. He is a director of Ceridian Corporation, Global Industrial Technologies, Inc., International Wire Group, Inc. and Sybron International Corporation. Mr. Vieser has been a director of the Company since 1991. Age: 71.

  Stockholder suggestions of persons to be nominated by the Board for election as a director should be in writing and sent to the Secretary, Nominating Committee, c/o Chairman of the Board, at the Company's address set forth above. Stockholder suggestions of potential nominees should reach the Secretary of the Nominating Committee by May 15 in any given year in order to receive consideration by that Committee for possible nomination by the Board for election at the Annual Meeting of Stockholders in the following year.

  Under the Company's By-Laws, nominations of persons for election as directors may be made by a stockholder entitled to vote at an Annual Meeting of Stockholders only if written notice of such stockholder's intent to make such nomination is given by personal delivery or by U.S. mail, postage prepaid, to the Company's Secretary not later than 60 days in advance of such Annual Meeting, or in the case of a special meeting of stockholders for the election of directors, not later than the close of business on the seventh day following the date on which notice of such special meeting is first given to stockholders. The notice must set forth certain information concerning each proposed nominee and the stockholder proposing each nominee, including their respective names and addresses; a representation that such stockholder is a holder of record of the Company's stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person pursuant to which the nomination is to be made by the stockholder; such other information as would be required to be included in a proxy statement soliciting proxies for the election of each proposed nominee; and the consent of each proposed nominee to serve if elected. No such notice was received with respect to the Meeting. The chairman of the Meeting may refuse to acknowledge the nomination of any person that is not made in compliance with the foregoing procedures.

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR EACH OF THE FOREGOING NOMINEES FOR DIRECTOR OF THE COMPANY.

            ORGANIZATION AND COMPENSATION OF THE BOARD OF DIRECTORS

  The Board of Directors of the Company has six standing committees: the Executive Committee; the Audit and Corporate Responsibility Committee; the Finance Committee; the Nominating Committee; the Organization and Compensation Committee; and the Technology and Environmental Committee.

  The Executive Committee consists of directors MacNaughton, McDonald (Chairman), O'Rourke and Richter. This Committee is delegated all powers of the Board of Directors, except certain powers reserved by law to the full Board, and it meets between regular Board meetings when convening a full Board meeting is impracticable. The Executive Committee held one meeting during fiscal year 1998.

  The Audit and Corporate Responsibility Committee consists of directors Dutton, MacNaughton, McDonald (Chairman), Moon and Mundell. This Committee is the principal link between the Board of Directors and the Company's independent auditors, works with the Company's internal and external auditors and counsel, reviews the scope and results of internal and external auditing, and reviews certain compliance policies and programs. The Audit and Corporate Responsibility Committee held three meetings during fiscal year 1998.

  The Finance Committee consists of directors Davis, MacNaughton (Chairman), McDonald, Mundell and Vieser. This Committee considers significant financial policies and actions of the Company, and reviews and makes recommendations on financial matters requiring Board of Directors' approval. The Finance Committee held eight meetings during fiscal year 1998.

  The Nominating Committee consists of directors Brown, Davis, Martin (Chairman), Mundell, Richter and Tallett. This Committee identifies and recommends to the Board of Directors prospective candidates for nominees for election to the Board, considers stockholder suggestions for Board nominees, and recommends Board committee assignments to the Board. The Nominating Committee held four meetings during fiscal year 1998.

  The Organization and Compensation Committee consists of directors Brown, Hellman Lautenbach, MacNaughton, Moon, Richter, Tompkins and Vieser (Chairman). This Committee consults with management and advises the Board of Directors on organizational matters, approves officer compensation, approves all salary and compensation actions in excess of specified levels, and is responsible for the administration of the Company's stock plans and certain other employee compensation and benefit plans. The Organization and Compensation Committee held four meetings during fiscal year 1998.

  The Technology and Environmental Committee consists of directors Brown, Davis (Chairman), Dutton, Hellman, Lautenbach, Martin, Richter, Tallett and Tompkins. This Committee reviews the Company's technological and research and development activities, considers the Company's products from a technological perspective, and reviews significant environmental and safety issues affecting the Company. The Technology and Environmental Committee held three meetings during fiscal year 1998.

  The Board also appointed an Advisory Committee during 1998 to consider and advise on a possible reorganization of the Company. The Committee consisted of directors MacNaughton, McDonald, Mundell and Vieser. The Committee held three meetings during fiscal year 1998.

  The Board of Directors held six meetings during fiscal year 1998. Each director attended at least 75% of the total number of meetings of the Board and committees of the Board, with the exception of Mr. Lautenbach (who attended 62% of such meetings).

  Each director who is not a Company employee receives an annual retainer fee of $19,000, plus $1,000 for each Board and committee meeting attended. Directors chairing standing committees of the Board each receive an additional annual retainer fee of $7,000. Under the Company Omnibus Stock Plan, each director who is not a Company employee also receives annually (a) a grant of 200 shares of the Company's Common stock, subject to payment to the Company of the aggregate par value of such shares ($1 per share) and (b) a non-qualified stock option (with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, exercisable after one year from the date of grant and with a ten-year term) to acquire 2,000 shares of the Company's Common Stock. Directors who are Company employees receive no compensation for their services as directors.

                                STOCK OWNERSHIP

PRINCIPAL STOCKHOLDERS

  The following table sets forth certain information as of December 15, 1998 (except as otherwise noted) regarding the beneficial ownership by each person who, to the Company's knowledge, beneficially owned more than 5% of the outstanding shares (i) of the Company's Common Stock and (ii) of IB Common Stock, SEB Common Stock and HCS Common Stock as of the Distribution Date (and following the Distribution) as if the Distribution took place on December 15, 1998.

                                                    AMOUNT AND
                                                     NATURE OF    PERCENT OF
                                                    BENEFICIAL    OUTSTANDING
      NAME AND ADDRESS OF BENEFICIAL OWNER        OWNERSHIP(1)(2)  SHARES(1)
      ------------------------------------        --------------- -----------
FMR Corp./Edward C. Johnson 3d/Abigail P.
 Johnson.........................................    3,051,000(3)    10.2
 82 Devonshire Street
 Boston, Massachusetts 02109
Neuberger & Berman, LLC..........................    2,389,150(4)     8.0
 605 Third Avenue
 New York, New York 10158
State Treasurer..................................    2,075,760(5)     6.9
 State of Michigan
 c/o Director of Investments
 P.O. Box 1128
 Lansing, Michigan 48901
Oppenheimer Capital..............................    1,908,400(6)     6.4
 World Financial Center
 New York, New York 10281
Princeton Services, Inc. /Merrill Lynch Asset
 Management, Inc. ...............................    1,840,000(7)     6.2
Merrill Lynch Capital Fund, Inc. ................    1,750,000(7)     5.9
 800 Scudders Mill Road
 Plainsboro, New Jersey 08536
Sound Shore Management, Inc......................    1,649,000(8)     5.5
 8 Sound Shore Drive
 Greenwich, Connecticut 06836

--------
 (1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares which such person has the right to acquire within 60 days following December 15, 1998. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within 60 days following December 15, 1998 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

 (2) To the Company's knowledge, unless otherwise indicated, the person named in the table has sole voting and investment power with respect to the shares.

 (3) According to an amendment to a Schedule 13G dated January 10, 1998, FMR Corp. has sole voting power over 163,100 of these shares and sole dispositive power over all 3,051,000 shares. Fidelity Management Trust Company ("FMTC"), a wholly owned subsidiary of FMR Corp., is the beneficial owner of 293,000 of these shares in its capacity as investment manager of certain institutional accounts. Edward C. Johnson 3d and Abigail P. Johnson own 12.0% and 24.5%, respectively, of the voting stock of FMR Corp. and therefore may be deemed to have beneficial ownership of the shares referenced.

 (4) According to an amendment to a Schedule 13G dated February 9, 1998, Neuberger & Berman, LLC has sole voting power over 1,367,524 of these shares and shared dispositive power over all 2,389,150 shares. Also according to that amendment to Schedule 13G, Newberger & Berman Management, Inc. shares the voting and dispositive power with Neuberger & Berman, LLC with respect to 774,800 of such shares.

 (5) Based on a Schedule 13D dated August 12, 1997.

 (6) According to a Schedule 13G dated February 27, 1998, Oppenheimer Capital has shared voting and shared dispositive power over all these shares.

 (7) According to a Schedule 13G dated January 29, 1998, Princeton Services, Inc. and Merrill Lynch Asset Management, L.P. have shared voting power and shared dispositive power over all 1,840,000 shares. Also according to that Schedule 13G, Merrill Lynch Capital Fund, Inc. has shared voting power and shared dispositive power over 1,750,000 of such shares.

 (8) According to a Schedule 13G dated January 15, 1998, Sound Shore Management, Inc. has sole voting power over 1,505,800 of such shares, shared voting power over 32,200 of such shares and sole dispositive power over all 1,649,00 shares.

DIRECTORS AND OFFICERS OF THE COMPANY

  The following table sets forth certain information as of December 15, 1998 regarding the beneficial ownership of the Company's Common Stock by each of the executive officers named in the Company's Summary Compensation Table, (b) each director of the Company and (c) all executive officers and directors of the Company as a group:

                                                    AMOUNT AND
                                                     NATURE OF     PERCENT OF
                                                    BENEFICIAL     OUTSTANDING
            NAME OF BENEFICIAL OWNER              OWNERSHIP(1)(2)   SHARES(1)
            ------------------------              ---------------  -----------
J. Tracy O'Rourke, Chairman of the Board and
 Chief Executive Officer.........................      654,500(3)      2.2
Richard A. Aurelio, Executive Vice President.....      125,564(4)        *
Allen J. Lauer, Executive Vice President.........      233,510(5)        *
Richard M. Levy, Executive Vice President........      145,655(6)        *
Robert A. Lemos, Vice President, Finance and
 Chief Financial Officer.........................       73,915(7)        *
John Seely Brown, Director.......................          200           *
Ruth M. Davis, Director..........................       10,451(8)        *
Robert W. Dutton, Director.......................        4,600(9)        *
Samuel Hellman, Director.........................       16,400(10)       *
Terry R. Lautenbach, Director....................       15,200(11)       *
Angus A. MacNaughton, Director...................       26,800(12)       *
David W. Martin, Jr., Director...................        9,000(13)       *
John G. McDonald, Director.......................       19,800(14)       *
Wayne R. Moon, Director..........................        6,836(15)       *
D. E. Mundell, Director..........................       16,400(16)       *
Burton Richter, Director.........................       18,600(17)       *
Elizabeth E. Tallett, Director...................        5,100(18)       *
Jon D. Tompkins, Director........................        2,400(19)       *
Richard W. Vieser, Director......................       19,600(20)       *
All Executive Officers and Directors as a Group
 (23 Persons)....................................    1,582,134(21)     5.3

--------
  * The percentage of shares of the Company's Common Stock beneficially owned does not exceed one percent of the shares of the Company's Common Stock outstanding at December 15, 1998.

 (1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of the Company's Common Stock which such person has the right to acquire within 60 days following December 15, 1998. For purposes of computing the percentage of outstanding shares of the Company's Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within 60 days following December 15, 1998 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

 (2) To the Company's knowledge, unless otherwise indicated, the person named in the table has sole voting and investment power with respect to the shares.

 (3) Includes (a) 8,001 shares of restricted stock granted pursuant to the Company Omnibus Stock Plan and (b) 564,000 shares which may be acquired on or within 60 days of December 15, 1998 under stock options granted pursuant to the 1982 Non-Qualified Stock Option Plan and the Company Omnibus Stock Plan.

 (4) Includes (a) 4,200 shares of restricted stock granted pursuant to the Company Omnibus Stock Plan, (b) 102,000 shares which may be acquired on or within 60 days of December 15, 1998 under stock options granted pursuant to the Company Omnibus Stock Plan and (c) 217 shares held by Mr. Aurelio's daughter.

 (5) Includes (a) 4,200 shares of restricted stock granted pursuant to the Company Omnibus Stock Plan and (b) 162,000 shares which may be acquired on or within 60 days of December 15, 1998 under stock options granted pursuant to the Company Omnibus Stock Plan and (c) 63,110 shares held in a trust of which Mr. Lauer is co-trustee with his wife.

 (6) Includes (a) 4,200 shares of restricted stock granted pursuant to the Company Omnibus Stock Plan, (b) 132,000 shares which may be acquired on or within 60 days of December 15, 1998 under stock options granted pursuant to the Company Omnibus Stock Plan and (c) 5,105 shares held in a trust of which Dr. Levy is co-trustee with his wife.

 (7) Includes (a) 2,400 shares of restricted stock granted pursuant to the Company Omnibus Stock Plan and (b) 57,334 shares which may be acquired on or within 60 days of December 15, 1998 under stock options granted pursuant to the Company Omnibus Stock Plan.

 (8) Includes 8,000 shares which may be acquired under exercisable stock options granted pursuant to the Company Omnibus Stock Plan.

 (9) Includes 4,000 shares which may be acquired under exercisable stock options granted pursuant to the Company Omnibus Stock Plan.

(10) Includes (a) 10,000 shares which may be acquired under exercisable stock options granted pursuant to the Company Omnibus Stock Plan and (b) 2,500 shares held by Dr. Hellman's wife.

(11) Includes 10,000 shares which may be acquired under exercisable stock options granted pursuant to the Company Omnibus Stock Plan.

(12) Includes (a) 16,000 shares which may be acquired under exercisable stock options granted pursuant to the Company Omnibus Stock Plan and (b) 5,000 shares held in a trust of which Mr. MacNaughton is sole trustee.

(13) Includes 8,000 shares which may be acquired under exercisable stock options granted pursuant to the Company Omnibus Stock Plan.

(14) Includes 16,000 shares which may be acquired under exercisable stock options granted pursuant to the Company Omnibus Stock Plan.

(15) Includes 6,000 shares which may be acquired under exercisable stock options granted pursuant to the Company Omnibus Stock Plan.

(16) Includes (a) 12,000 shares which may be acquired under exercisable stock options granted pursuant to the Company Omnibus Stock Plan and (b) 3,400 shares held in a trust of which Mr. Mundell is co-trustee with his wife.

(17) Includes (a) 14,000 shares which may be acquired under exercisable stock options granted pursuant to the Company Omnibus Stock Plan and (b) 3,800 shares held in a trust of which Dr. Richter is co-trustee with his wife.

(18) Includes 4,000 shares which may be acquired under exercisable stock options granted pursuant to the Company Omnibus Stock Plan.

(19) Includes 2,000 shares which may be acquired under exercisable stock options granted pursuant to the Company Omnibus Stock Plan.

(20) Includes 14,000 shares which may be acquired under exercisable stock options granted pursuant to the Company Omnibus Stock Plan.

(21) Includes (a) 29,801 shares of restricted stock granted to executive officers pursuant to the Company Omnibus Stock Plan, (b) 1,290,100 shares which may be acquired on or within 60 days of December 15, 1998 by executive officers and directors under stock options granted pursuant to the 1982 Non-Qualified Stock Option Plan and the Company Omnibus Stock Plan and (c) 86,467 shares as to which voting and/or investment power is shared (see certain of the foregoing footnotes).

         CERTAIN EXECUTIVE OFFICER COMPENSATION AND OTHER INFORMATION

  The following tables set forth certain information with respect to the Company's chief executive officer and the four other most highly compensated executive officers in fiscal year 1998 for services rendered in all capacities to the Company for the fiscal years indicated:

                          SUMMARY COMPENSATION TABLE

                                       ANNUAL COMPENSATION           LONG-TERM COMPENSATION
                                  ------------------------------ -------------------------------
                                                                        AWARDS          PAYOUTS
                                                                 --------------------- ---------
                                                       OTHER     RESTRICTED SECURITIES
                                                       ANNUAL      STOCK    UNDERLYING   LTIP     ALL OTHER
                                  SALARY    BONUS   COMPENSATION  AWARD(S)   OPTIONS/   PAYOUTS  COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR   ($)    ($)(1)      ($)(2)      ($)(3)   SARS(#)(4)  ($)(5)      ($)(6)
---------------------------  ---- ------- --------- ------------ ---------- ---------- --------- ------------
J. Tracy O'Rourke ........   1998 838,300   371,309   245,193           0     75,000     787,563   289,671
  Chairman of the Board      1997 799,160   972,085   199,255     465,500     75,000   1,575,120   343,716
  and Chief Executive        1996 769,290 1,556,897   203,313     389,000     75,000   1,512,720   298,168
  Officer
Richard A. Aurelio........   1998 338,910    80,995    34,319           0     36,000     463,501   110,863
  Executive Vice President   1997 323,148   533,492    20,602     244,388     36,000     653,016   122,904
                             1996 310,990   645,915    21,258     204,225     36,000     628,056   105,818
Allen J. Lauer............   1998 338,910   232,936    33,050           0     36,000     347,454   101,096
  Executive Vice             1997 323,148   359,300    22,594     244,388     36,000     461,552   117,958
  President                  1996 310,990   532,363    35,458     204,225     36,000     628,056    93,274
Richard M. Levy ..........   1998 338,910   250,607    21,620           0     36,000     195,763    85,676
  Executive Vice             1997 323,148   206,984    18,249     244,388     36,000     391,810   108,374
  President                  1996 310,990   432,879    43,736     204,225     36,000     628,056    99,753
Robert A. Lemos ..........   1998 258,878    89,710    29,301           0     18,000     187,154    67,538
  Vice President, Finance    1997 245,960   232,027    37,783     139,650     18,000     372,762    81,480
  and Chief Financial        1996 236,930   372,172    20,094     116,700     18,000     358,566    70,455
  Officer

--------
(1) Consists of Company Management Incentive Plan awards and Cash Profit-Sharing Plan allocations, and in the case of Dr. Levy, a special cash bonus for fiscal year 1998.

(2) Consists of amounts reimbursed for the payment of taxes on certain perquisites and personal benefits and (in some cases) cash payments for unused accrued vacation time. The amounts reported for Mr. O'Rourke also include aggregate incremental costs of perquisites and personal benefits (including $106,276, $127,056 and $99,593 for his use of the Company aircraft in fiscal years 1998, 1997 and 1996, respectively).

(3) Consists of restricted shares of the Company's Common Stock (valued at the closing market price on the date of grant), which shares are released from restrictions in three equal installments over a three-year period (the principal restriction being continued employment until the respective release dates), during which dividends, if any, are paid on such shares. The number and value (at $34.375 per share) of aggregate restricted stock holdings at the end of fiscal year 1998 were as follows:
     Mr. O'Rourke, 16,000 shares, $550,000; Mr. Aurelio, 8,400 shares, $288,750; Mr. Lauer, 8,400 shares, $288,750; Dr. Levy, 8,400 shares,
     $288,750; and Mr. Lemos, 4,800 shares, $165,000. Shares of restricted stock awarded for fiscal years 1998, 1997 and 1996, respectively, which partially vest in under three years were as follows: Mr. O'Rourke, 0 shares, 8,000 shares and 8,000 shares; Mr. Aurelio, 0 shares, 4,200 shares and 4,200 shares; Mr. Lauer, 0 shares, 4,200 shares and 4,200 shares; Dr. Levy, 0 shares, 4,200 shares and 4,200 shares; and Mr. Lemos, 0 shares, 2,400 shares and 2,400 shares.

(4) Consists of shares of the Company's Common Stock that may be acquired under stock options granted pursuant to the Company Omnibus Stock Plan (no stock appreciation rights have been granted).

(5) Consists of cash payouts in fiscal years 1999, 1998, 1997 under the long-term incentive feature of the Company Omnibus Stock Plan for three-year cycles ended with fiscal years 1998, 1997 and 1996, respectively.

(6) Consists of (a) Company contributions (including interest) to Retirement and Profit-Sharing Program and Supplemental Retirement Plan accounts for fiscal years 1998, 1997 and 1996, respectively (Mr. O'Rourke, $264,897, $319,654 and $274,832; Mr. Aurelio, $110,847, $121,103 and $104,378; Mr.
     Lauer, $98,941, $116,157 and $91,816; Dr. Levy, $83,521, $106,573 and
     $98,313; and Mr. Lemos, $65,888, $80,108 and $69,359); (b) Company-paid premiums for group term life insurance in fiscal years 1998, 1997 and 1996, respectively (Mr. O'Rourke, $3,210, $2,784 and $2,316; Mr. Aurelio, $17, $1,801 and $1,440; Mr. Lauer, $2,155, $1,801 and $1,458; Dr. Levy,
     $2,155, $1,801 and $1,440; and Mr. Lemos, $1,650, $1,372 and $1,097); and
     (c) Company-paid premiums for supplemental disability insurance for Mr. O'Rourke in fiscal years 1998, 1997 and 1996, respectively ($21,564, $21,278 and $21,019).


                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                         INDIVIDUAL GRANTS
                          -----------------------------------------------
                           NUMBER OF                                      POTENTIAL REALIZABLE VALUE
                           SECURITIES    PERCENT OF                       AT ASSUMED ANNUAL RATES OF
                           UNDERLYING  TOTAL OPTIONS/ EXERCISE             STOCK PRICE APPRECIATION
                            OPTIONS/    SARS GRANTED  OR BASE                 FOR OPTION TERM(2)
                          SARS GRANTED  TO EMPLOYEES   PRICE   EXPIRATION ----------------------------
          NAME               (#)(1)    IN FISCAL YEAR  ($/SH)     DATE       5% ($)         10% ($)
          ----            ------------ -------------- -------- ---------- -------------  -------------
J. Tracy O'Rourke.......       75,000       7.40      58.1563   11/20/07      2,743,064      6,951,462
Richard A. Aurelio......       36,000       3.55      58.1563   11/20/07      1,316,671      3,336,702
Allen J. Lauer..........       36,000       3.55      58.1563   11/20/07      1,316,671      3,336,702
Richard M. Levy.........       36,000       3.55      58.1563   11/20/07      1,316,671      3,336,702
Robert A. Lemos.........       18,000       1.77      58.1563   11/20/07        658,335      1,668,351
All Optionees(3)........    1,014,200        100%     58.1563   11/20/07     37,093,538     94,002,308
All Stockholders(4).....   30,092,576                 58.1563   11/20/07  1,100,611,429  2,789,165,453
All Optionees' Gain as a
 Percentage of All
 Stockholders' Gain.....                                                            3.4%           3.4%

--------
(1) Consists of stock options, which were granted at an exercise price of 100% of the market price of the underlying shares on the date of grant, become exercisable over three years at the rate of approximately one-third each year and expire ten years from the date of grant. Payment of the exercise price may be made under a promissory note or by delivery of already-owned shares.

(2) The 5% and 10% assumed annual rates of stock price appreciation would result from per share prices of $94.73 and $150.84, respectively. Such assumed rates are not intended to represent a forecast of possible future appreciation of the Company's Common Stock or total stockholder return.

(3) For "All Optionees," the number of options granted in the total of all options granted to Company employees in fiscal year 1998, and the potential realizable value is based on the $58.1563 per share exercise price of the options granted to the named executive officers on November 20, 1997, a November 20, 1997 grant date, and a ten-year option term (the term of all options granted to employees in fiscal year 1998).

(4) For "All Stockholders," the potential realizable value is based on ten-year appreciation of the 30,092,576 shares outstanding on November 20, 1997, and the $58.1563 per share price of the options granted to the named executive officers on that date.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES

                                                    NUMBER OF
                                              SECURITIES UNDERLYING     VALUE OF UNEXERCISED
                          SHARES                   UNEXERCISED              IN-THE-MONEY
                         ACQUIRED                OPTIONS/SARS AT           OPTIONS/SARS AT
                            ON      VALUE      FISCAL YEAR-END (#)     FISCAL YEAR-END ($)(2)
                         EXERCISE REALIZED  ------------------------- -------------------------
          NAME             (#)     ($)(1)   EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           -------- --------- ----------- ------------- ----------- -------------
J. Tracy O'Rourke....... 178,000  7,545,745   571,000      150,000     8,667,890         0
Richard A. Aurelio......  10,000    387,488    66,000       72,000             0         0
Allen J. Lauer..........       0          0   126,000       72,000       717,150         0
Richard M. Levy.........       0          0    96,000       72,000       270,900         0
Robert A. Lemos.........       0          0    39,334       36,000        48,166         0

--------
(1) Based on the fair market value of the underlying shares on the exercise date.

(2) Based on the closing market price of the underlying shares at the end of fiscal year 1998 ($34.375 per share).

           LONG-TERM INCENTIVE PLANS-- AWARDS IN LAST FISCAL YEAR(1)

                                                      ESTIMATED FUTURE PAYOUTS
                                          PERFORMANCE           UNDER
                               NUMBER OF   OR OTHER     NON-STOCK PRICE-BASED
                                SHARES,     PERIOD              PLANS
                               UNITS OR      UNTIL    -------------------------
                                 OTHER    MATURATION  THRESHOLD TARGET  MAXIMUM
     NAME                      RIGHTS (#)  OR PAYOUT   ($)(2)   ($)(3)  ($)(4)
     ----                      ---------  ----------- --------- ------- -------
J. Tracy O'Rourke.............    N/A      1998-2000  $123,600  $     0   --
Richard A. Aurelio............    N/A      1998-2000  $ 25,604  $     0   --
Allen J. Lauer................    N/A      1998-2000  $ 25,604  $67,423   --
Richard M. Levy...............    N/A      1998-2000  $ 25,604  $47,793   --
Robert A. Lemos...............    N/A      1998-2000  $ 29,660  $     0   --

--------
(1) Determinations by the Committee that a named executive officer may participate in the long-term incentive feature of the Company Omnibus Stock Plan ("LTI") and might receive a payout for a specified period is an award for purposes of this table. Awards (i.e., the determination of participation in the LTI) for the 1998-2000 cycle were made in fiscal year 1998. Under the LTI, each named executive officer is eligible to receive compensation payable in cash or in Common Stock, or a combination thereof, based upon the Company's achievement of objectives for average annual return on net assets ("RONA") and revenue growth ("RG") over a three-year cycle. No estimate or assumption made in connection with this table is intended to represent a forecast of possible future performance of the Company.

(2) If the minimum level of RONA or RG established by the Committee at the beginning of the three-year cycle is achieved, the minimum amount payable ranges from 11.25% to 15% of annual base salary as of the end of the last fiscal year of the cycle. If neither RONA nor RG for the three-year cycle equals the applicable minimum level, no amount will be paid. The minimum amount payable, if any amount is paid at all, depends on each named executive's base salary in the last year of the cycle, and the amounts set forth above assume that each named executive officer's annual base salary at the end of fiscal year 2000 will be identical to the executive officer's 1999 annual base salary.

(3) A "Target" award is not determinable under the LTI. The amounts shown are estimates of the payout for the three-year cycle assuming (a) that the RONA and revenues for the remaining years of the cycle are the same as RONA and revenues for fiscal year 1998 and (b) that each named executive officer's annual base salary at the end of fiscal year 2000 will be identical to his 1999 annual base salary. The actual payment for the three-year cycle may be greater or less than the estimates shown in this column, depending upon the actual RONA and revenues for fiscal years 1998, 1999 and 2000 the actual base salary of the named executive officer at the end of fiscal year 1999, and the aggregate payout to all participants (see footnote 4 below).

(4) The maximum amount payable is not determinable or estimable prior to the end of the three-year cycle for the following reason: If the maximum levels of RONA and RG established by the Committee at the beginning of the three-year cycle are achieved or exceeded, the maximum amount payable is 200% of annual base salary (except for Mr. Lemos, whose maximum amount payable is 150% of his annual base salary) as of the end of the last fiscal year of the cycle. The maximum amount payable is reduced, however, if the aggregate LTI payout to all participants (including the named executive officers) would exceed 5% (before such payouts) of the Company's pre-tax operating earnings in the last fiscal year of the three-year cycle. This variable makes the maximum amount not determinable or estimable.

               MANAGEMENT INDEBTEDNESS AND CERTAIN TRANSACTIONS

  In connection with the February 1990, recruitment and subsequent relocation of Mr. O'Rourke, the Company provided to Mr. O'Rourke financing in the amount of $1,260,000 to purchase a residence in California. This financing is evidenced by two promissory notes, each secured by a deed of trust on the property. One note is for $700,000 and bears an interest rate based on the appreciation of the property, and no interest is payable (nor can the actual interest rate be determined) until the note becomes due. The other note is for $560,000 and does not bear interest. Periodic payments of principal are not required and the notes become due (a) upon sale of the property, (b) one year after Mr. O'Rourke's employment by the Company terminates or (c) 30 years after the date of the notes, whichever occurs first. Mr. O'Rourke may, while employed by the Company, substitute the property securing the notes with a replacement principal residence. If Mr. O'Rourke retires while the notes remain unpaid, he may convert the notes to a replacement note at a principal amount determined by an appraisal of the property and a calculation of the outstanding principal and interest as if the property had been sold at the appraised value within one year after Mr. O'Rourke's retirement. The replacement note would bear interest at an annual rate of 8%, with principal and interest amortized in equal monthly payments over 15 years from the first anniversary of Mr. O'Rourke's retirement, principal and interest being due upon sale of the property or use of the property other than as Mr. O'Rourke's residence. In connection with the termination of Mr. O'Rourke's employment by the Company after the Distribution, Mr. O'Rourke has agreed to repay on the Distribution Date all amounts then outstanding under both of the foregoing notes.

  In connection with the March 1991 recruitment and subsequent relocation of Mr. Aurelio, the Company provided to Mr. Aurelio financing in the amount of $500,000 to purchase a residence in California. The financing is evidenced by a promissory note secured by a deed of trust on the property. The note bears an interest rate based on the appreciation of the property, and no interest is payable under the note (nor can the actual interest rate be determined) until the note becomes due. Periodic payments of principal are not required and the note becomes due (a) upon sale of the property, (b) either one year or three years after Mr. Aurelio's employment by the Company terminates (depending on the circumstances of that termination) or (c) 30 years after the date of the note, whichever occurs first. In connection with Mr. Aurelio's employment by SEB after the Distribution, Mr. Aurelio will exchange the existing note for a comparable promissory note secured by a deed of trust on the property for the benefit of SEB.

                    CHANGE IN CONTROL AND OTHER AGREEMENTS

CHANGE IN CONTROL AGREEMENTS

  The Board of Directors has approved amended and restated agreements (each, the "Agreement") between the Company and Mr. O'Rourke and the four other executive officers named in the Summary Compensation Table (the "Senior Executives") which provide for the payment of specified compensation and benefits upon certain terminations of their employment following a change in control of the Company. Each Agreement is in effect unless and until terminated by the Board of Directors in accordance with the Agreement.

  A change in control of the Company is defined in each Agreement to occur (a) if any individual or group becomes the beneficial owner of 30% or more of the combined voting power of the Company's outstanding securities, (b) if "continuing directors" (defined as the directors of the Company as of the date of the Agreement and any successor to any such directors who was nominated or selected by a majority of the directors in office at the time of his nomination or selection and who is not affiliated or associated in any way with an individual or group who is a beneficial owner of more than 10% of the combined voting power of the Company's outstanding securities) cease to constitute at least a majority of the Board of Directors, or (c) if there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company in which the stockholders of the Company do not own more than 50% of the combined voting power of the Company or other corporation resulting from such transaction, or (d) if all or substantially all of the Company's assets are sold, liquidated or distributed. The Distribution will not be deemed a change in control under the Agreements.

  In their respective Agreements, Mr. O'Rourke and the Senior Executives agreed that they will not voluntarily leave the Company's employ during a tender or exchange offer, proxy solicitation in opposition to the Board of Directors or other effort by any party to effect a change in control of the Company. This is intended to assure that management will continue to act in the interest of the stockholders rather than be affected by personal uncertainties during any attempts to effect a change in control of the Company, and to enhance the Company's ability to attract and to retain executives.

  Each Agreement provides that if within 18 months of a change in control (i) the Company terminates the employee's employment other than by reason of his death, disability, retirement or for cause (as defined in the Agreement) or
(ii) the employee terminates his employment for "good reason," the employee will receive a lump sum severance payment equal to 2.99 (in the case of Mr. O'Rourke) and 2.50 (in the case of the Senior Executives) times the sum of the employee's annual base salary plus the highest annual bonus paid to the employee in any of the three years ending prior to the date of termination. "Good reason" is defined as the following after a change in control of the Company; certain material changes in assignment of duties; certain reductions in compensation; certain material changes in employee benefits and perquisites; a change in the site of employment; the Company's failure to obtain the written assumption by its successor of the obligations contained in the Agreement; attempted termination of employment for cause on grounds insufficient to constitute a basis of termination for cause under the terms of the Agreement; or the Company's failure to promptly make any payment required under the terms of the Agreement in the event of a dispute relating to employment termination.

  Each Agreement provides that upon termination or resignation occurring under the circumstances described above, the employee will receive a continuation of all insurance and other benefits on the same terms as if he remained an employee or equivalent benefits will be provided until the earlier to occur of commencement of substantially equivalent full-time employment with a new employer or 24 months after the date of termination of employment with the Company. Each Agreement also provides that all stock options granted become exercisable in full according to their terms, and that any unreleased restricted stock be released from restrictions. Each Agreement also provides that all outstanding long-term incentive award cycles under the Company Omnibus Stock Plan shall be paid out at the "target" level without pro-rating for remaining periods under these cycles. Each Agreement further provides that in the event that any payments and benefits received by the employee from the Company would subject that person to the excise tax contained in Section 280G of the Code the employee will be entitled to receive an additional payment that will place the employee in the same after-tax economic position that the employee would have enjoyed if such excise tax had not applied.

SEVERANCE AGREEMENTS

  In connection with the Distribution, the Board of Directors of the Company has approved severance agreements (each, an "Agreement") between the Company and seven employees of the Company (each, an "Employee"), including Mr. O'Rourke, Mr. Lemos, Joseph B. Phair, Vice President, General Counsel and Secretary of the Company, and Wayne P. Somrak, Vice President and Controller of the Company, that provide for the resignation or retirement of these executives and the payment of specified compensation and benefits upon the consummation of the Distribution or upon such earlier date as may be mutually agreed by the parties (the "Termination Date").

  Each Agreement provides that Employee will resign or retire from all of his positions within the Company as of the Termination Date. The Agreement contemplates that Employee will remain in the employ of the Company and continue to perform Employee's regular duties until the Termination Date. In that connection, the Agreement provides that the Agreement will lapse and be of no further force or effect upon the occurrence of any of the following events:(i) Employee voluntarily terminates employment prior to the Termination Date, (ii) the Company terminates Employee's employment for cause or (iii) the death, disability or retirement of Employee prior to the Termination Date. If the Company terminates the employment of Employee prior to the Termination Date without cause, Employee will be entitled to the payments and benefits provided for in the Agreement as of the Termination Date. If the Company terminates Employee's employment for cause, the Company will pay Employee's base salary through the Termination Date, but will have no further obligation to Employee under the Agreement.

  Each Agreement provides that, subject to delivery of a release by Employee, upon the resignation or retirement of Employee the Company will pay to Employee a lump sum severance amount equal to 2.99 (in the case of Mr. O'Rourke), 2.50 (in the case of Mr. Lemos, Mr. Phair and one other employee) and 2.00 (in the case of Mr. Somrak and two other employees) (in each case, the "Severance Factor") times the sum of such Employee's base salary and his highest Company Management Incentive Plan bonus in any of the three years ending prior to the Termination Date.

  In addition to the lump sum severance payment described above, the Agreement also provides for the following benefits to be provided to Employee upon resignation or retirement: a lump sum payment equal to a pro-rata portion (based on the number of days elapsed in the year of termination) of Employee's target bonus under the Company Management Incentive Plan for the year of termination, all stock options granted to Employee will become exercisable in full according to their terms and any unreleased restricted stock will be released from restrictions; Employee will receive a continuation of all insurance and other benefits on the same terms as if he remained an employee or equivalent benefits will be provided until the earlier to occur of commencement of substantially equivalent full-time employment with a new employer or 24 months after the date of termination of employment with the Company; Employee may elect to purchase any automobile then in possession of Employee and subject to a lease held by the Company at the residual value of the car as set forth in the lease; and Employee's outstanding awards for the 1997-99 and 1998-00 cycles under the long-term incentive feature of the Company Omnibus Stock Plan will be settled for each such award's target payout amount without pro-rating for remaining periods for those awards, and the outstanding award for the 1999-01 cycle will be settled for such award's target payout amount pro-rated based on the number of days elapsed in the cycle.

  The Company may offset any payments owed Employee under the Agreement by any amount of Related Income received by Employee during the Severance Period. The Agreement defines "Related Income" to mean any salary and/or bonus paid to Employee by a post Distribution company (HCS, IB or SEB) for services performed in Employee's capacity as an employee, but shall not include (i) any fees earned by Employee in connection with Employee's service as a non-employee officer or member of the board of directors of or a consultant to a post-Distribution company or (ii) a fraction of the salary and or bonus earned by Employee as an employee of a post-Distribution company as set forth in the Agreement. The Agreement defines "Severance Period" to mean the whole and partial number of years determined by multiplying the Severance Factor by one year.

  The Agreement prohibits Employee from soliciting away from the Company or interfering in any way with any customer or client of the Company. In the case of Mr. O'Rourke, the non-compete clause also prohibits him from participating in any way with an entity that is engaged in any business in which HCS, IB or SEB is actively engaged at the time.

  It is anticipated that upon termination of Mr. Phair's and Mr. Somrak's employment pursuant to their respective Agreements, Mr. Phair will enter into a consulting agreement with HCS, upon terms to be agreed between HCS and Mr. Phair, and Mr. Somrak will enter into a consulting agreement with IB, upon terms to be agreed between IB and Mr. Somrak.

             REPORT OF THE ORGANIZATION AND COMPENSATION COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

  The Organization and Compensation Committee of the Board of Directors (the "Committee") is responsible for compensation of the Company's executive officers. The Committee is comprised of the eight outside directors whose names appear at the conclusion of this report.

COMPENSATION POLICIES APPLICABLE TO EXECUTIVE OFFICERS

 Overall Philosophy

  The Committee's executive compensation philosophy is that compensation programs should:

  .  be closely aligned with the interests of the Company's stockholders;

  .  be linked with the Company's business goals and strategies;

  . be competitive within the Company's industry and community so that the Company can attract and retain high quality executives;

  . base a substantial portion of executive officer compensation on the Company's financial performance measured against pre-determined objectives; and

  .  reward executive officers for good performance.

 Base Salaries

  Annual base salaries are designed primarily to attract and retain executives, but are intended to contribute less to total compensation than incentive-based compensation. Executive officer salaries in fiscal year 1998 were determined by the Committee after consideration of each executive officer's fiscal year 1997 compensation (including the relative mix of fixed, annual incentive and long-term incentive compensation), each executive officer's potential incentive compensation in fiscal year 1998, each executive officer's position and responsibilities, survey data on 1997 salaries paid to 69 "Group Head" executives of electrical/electronic businesses with comparable sales volume (the Committee approved increases in Executive Vice President salaries which placed them at or above the 75th percentile), published market data on other companies' anticipated salary increases for 1998 (the Committee approved increases which were generally below the survey average), and the Company's financial performance in fiscal year 1997.

 Annual Incentive Awards

  Annual incentives for executives are created through potential cash awards under the Company Management Incentive Plan, which is intended to link compensation directly to improved financial performance. Executive officer awards for fiscal year 1998 were determined by a formula which measured Company and business unit performance against pre-determined objectives for return on sales ("ROS"). For executive officers with operational responsibilities, 50% of their award formula was based on business unit ROS and the other 50% was based on Company ROS. Awards could have ranged from zero to 200% of an executive officer's annual base salary, depending on the ROS achieved and the pre-determined participation level for that executive officer. Fiscal year 1998 objectives for ROS were determined by the Committee after consideration of historical ROS (which were compared with historical ROS of 21 other companies similar to the Company's three businesses), historical ROS objectives and ROS forecasts. Each executive officer's participation level was determined by the Committee after consideration of the executive officer's relative position and responsibilities, relative mix of fixed and incentive compensation in fiscal year 1997, previous awards and potential award for that participation level.

 Stock Options

  Non-qualified stock options are granted annually under the Company Omnibus Stock Plan in order to retain talented executive officers and to closely align their compensation with stockholder value. Because stock options are granted with an exercise price equal to the market price of the Company's stock on the grant date and vest in equal installments over three years assuming continued employment, stock options compensate executive officers only if the Company's stock price increases after the date of grant and the executive officer remains employed for the periods required for the stock option to become exercisable.

  Executive officer stock option grants in fiscal year 1998 were determined by the Committee after consideration of certain data from the 1997 iQuantic High-Tech Equity Practices Survey of stock option practices at 70 high technology companies, and stock option data reported in proxy statements for 11 comparable companies. The Committee did not attempt to determine grants in any relationship to that data, but notes that stock options granted to the Company's five most highly compensated executive officers for fiscal year 1998 were the same as granted in the previous two fiscal years and were well below the 75th percentile of the survey data.

  In determining fiscal year 1998 executive officer stock option grants, the Committee also considered each executive officer's position and responsibilities, stock option grants in each of the four previous fiscal years and unexercised option shares from prior grants. In determining grants to the Company's Chief Executive Officer and next four most highly compensated executive officers, the Committee also considered for each of them the potential realizable value of stock options granted in fiscal year 1997, stock options exercised during fiscal year 1997, and the value of all outstanding stock options at the end of fiscal year 1997.

 Restricted Stock

  The restricted stock feature of the Company Omnibus Stock Plan is structured to create incentives for executives to improve financial performance, to promote stockholder value and to remain with the Company. Except for significant promotions or initial retentions, restricted stock is granted to executive officers only if pre-determined financial objectives are achieved, and once granted requires continued employment in order to vest (in equal installments over three years). Executive officer grants for fiscal year 1998 were determined by a formula which measured Company performance against pre-determined objectives for return on equity ("ROE"). Fiscal year 1998 objectives for ROE were determined by the Committee after consideration of historical ROE (which were compared with historical ROE of 21 other companies similar to the Company's three businesses), historical ROE objectives and forecasted ROE. Each executive officer's participation level (the number of shares which could be granted to that executive officer upon achieving specified ROE objectives) was determined by the Committee after consideration of the executive officer's relative position and responsibilities; with respect to the Company's Chief Executive Officer and the next four most highly compensated executive officers, the Committee also considered the actual and relative mix of their fixed and incentive compensation in fiscal year 1997.

 Long-Term Incentive Awards

  Additional long-term retention and performance incentives for executives are created through potential cash and/or stock awards under the long-term incentive feature of the Company Omnibus Stock Plan. Executive officer awards (which were paid in cash) for a three-year cycle beginning with fiscal year 1996 and ending with fiscal year 1998 were determined by a formula which measured Company and business unit performance against pre-determined objectives for return on net assets ("RONA"). For executive officers with operational responsibilities, 40% of their award formula was based on core business RONA and the other 60% was based on Company RONA. Awards could have ranged from zero to 200% of an executive officer's base salary, depending on the RONA achieved and the pre-determined level of that executive officer's participation. The fiscal years 1996-1998 objectives for RONA were determined by the Committee after consideration of historical RONA, historical RONA objectives and RONA forecasts. Each executive officer's participation level was determined by the Committee after consideration of the executive officer's relative position and responsibilities, relative mix of fixed and incentive compensation in fiscal year 1997, and potential awards (including for pending cycles). At the last Annual Meeting, stockholders approved revenue growth as an additional performance measure for possible use by the Committee in determining long-term incentive awards, and the Committee accordingly established pre-determined objectives for RONA and revenue growth during the fiscal years 1998-2000 cycle.

 Other Compensation

  In order to attract and retain talented executive officers, the Committee has also approved arrangements providing executive officers with certain perquisites, such as use and purchase of an automobile under the Company's Executive Car Program, use of the Company aircraft, reimbursement for tax planning and return preparation and financial counseling services, reimbursement for the payment of taxes on certain perquisites and reimbursement for annual medical examinations. In order to make retirement contributions which could not be contributed to executive officers' qualified retirement plan accounts due to Code limitations, the Committee has also approved the Supplemental Retirement Plan under which the Company makes unfunded supplemental retirement contributions. Executive officers are also eligible to participate in compensation and benefit programs generally available to other employees, such as the Company's Cash Profit-Sharing Plan, Employee Stock Purchase Plan, Retirement and Profit-Sharing Program and supplemental life and disability insurance programs.

  While the Committee generally limits executive officer compensation to the plans and arrangements described above, the Committee considers it appropriate in certain limited circumstances to otherwise reward an executive officer for extraordinary contributions. In the case of Dr. Richard M. Levy, Executive Vice President, the Committee decided to award a special cash bonus for fiscal year 1998, in recognition of Dr. Levy's success in leading the Health Care Systems business through difficult business and market conditions.

 Tax Deductibility of Executive Compensation

  Section 162(m) of the Code generally provides that publicly-held corporations may not deduct in any taxable year certain compensation in excess of $1,000,000 paid to the chief executive officer and the next four most highly compensated executive officers. At the 1995 Annual Meeting of Stockholders, the Company's stockholders approved amendments to the Company Omnibus Stock Plan and adoption of the Company Management Incentive Plan, and at the 1997 Annual Meeting stockholders again amended the Company Omnibus Stock Plan, in each case in order for awards under those plans to be eligible for continued tax deductibility. Awards under those plans for fiscal year 1998 were made in accordance with the requirements of Section 162(m) so as to be tax deductible. However, the Committee considers one of its primary responsibilities to be structuring a compensation program that will attract, retain and reward executive talent necessary to maximize stockholder return. Accordingly, the Committee believes that the Company's interests are best served in some circumstances by providing compensation (such as salary, perquisites and special cash bonuses) which might be subject to the tax deductibility limitation of Section 162(m).

BASES FOR CEO COMPENSATION

  The same policies and programs described above were followed by the Committee in determining fiscal year 1998 compensation for Mr. O'Rourke, the Company's Chairman and Chief Executive Officer.

  The Committee set Mr. O'Rourke's annual base salary in fiscal year 1998 (which was increased by 2.5% from the previous year) in accordance with the policy and considerations described above (under the caption "Compensation Policies Applicable to Executive Officers--Base Salaries"), also taking into account generally Mr. O'Rourke's salary and other compensation paid in each of the previous seven fiscal years, the relative mix of Mr. O'Rourke's fixed, annual incentive and long-term incentive compensation in the previous year and a general survey of chief executive officer salaries at 29 electrical/electronic companies with comparable sales volume (which survey showed that Mr. O'Rourke's previous year's salary was at the 90th percentile).

  Mr. O'Rourke was paid an annual incentive award for fiscal year 1998 in accordance with the Company Management Incentive Plan described above (under the caption "Compensation Policies Applicable to Executive Officers--Annual Incentive Awards"). Fiscal year 1998 ROS and the pre-determined formula resulted in a cash award to Mr. O'Rourke equal to 43.40% of his annual base salary. Mr. O'Rourke was also paid a long-term incentive award for the three-year cycle ended with fiscal year 1998 in accordance with the long-term incentive feature of the Company Omnibus Stock Plan described above (under the caption "Compensation Policies

Applicable to Executive Officers--Long-Term Incentive Awards"). Fiscal years 1996-98 RONA and the pre-determined formula resulted in a cash award to Mr. O'Rourke equal to 97.49% of his annual base salary. Under the restricted stock feature of the Company Omnibus Stock Plan described above (under the caption "Compensation Policies Applicable to Executive Officers--Restricted Stock"), Mr. O'Rourke did not receive any grant of restricted stock for fiscal year 1998 because the minimum ROE required under the pre-determined formula was not achieved.

  Mr. O'Rourke was granted a 75,000 share stock option in fiscal year 1998 (which will vest in equal installments over three years, with an exercise price equal to the market price of the Company's Common Stock on the grant date), based on the policy and considerations described above (under the caption "Compensation Policies Applicable to Executive Officers--Stock Options"), and also taking into account generally Mr. O'Rourke's overall compensation package.

       John Seely Brown      Wayne R. Moon
       Samuel Hellman        Burton Richter
       Terry R. Lautenbach   Jon D. Tompkins
       Angus A. MacNaughton  Richard W. Vieser (Chairman)

 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG THE COMPANY, STANDARD &
  POOR'S 500 COMPOSITE INDEX AND STANDARD & POOR'S HIGH TECHNOLOGY COMPOSITE
                                     INDEX

  The following graph compares the cumulative total return (change in stock price plus reinvested dividends) of the Company's Common Stock in fiscal years 1994 through 1998 (from October 4, 1993 through October 2, 1998) with the Standard & Poor's 500 Composite Index and the Standard & Poor's High Technology Composite Index. The graph assumes that the value of the investment in the Company's Common Stock and in each index on October 4, 1993 was $100. Standard & Poor's is the source of the data on the indices. The comparisons in this graph are not intended to represent a forecast of possible future performance of the Company's Common Stock or stockholder returns.



                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period                          S&P           S&P
(Fiscal Year Covered)        VARIAN         500 INDEX     HIGH TECHNOLOGY
-------------------          ----------     ---------     ---------------
Measurement Pt-  1993        $100           $100         $100
FYE   1994                   $149           $100         $114
FYE   1995                   $220           $127         $179
FYE   1996                   $198           $149         $219
FYE   1997                   $251           $205         $352
FYE   1998                   $144           $217         $376

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act requires that the Company's directors and executive officers file reports of ownership and changes in ownership of Company securities with the Commission. Based solely on the Company's review of the reporting forms and written representations received by it from such directors and executive officers, the Company believes that for the fiscal year ended October 2, 1998, all reporting requirements applicable to such directors and executive officers were timely satisfied.

                                 ANNUAL REPORT

  The Company's Annual Report for fiscal year 1998, which includes financial statements for the periods specified therein, was mailed to all stockholders prior to the mailing of this Proxy Statement.

                             STOCKHOLDER PROPOSALS

  The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the meeting. Any stockholder who wishes to present a proposal for action at the Company's 2000 Annual Meeting of Stockholders and who wishes to have it set forth in the Proxy Statement and identified in the form of Proxy prepared by the Company must notify the Company in such a manner that such notice is received by the Company's Secretary not later than September 17, 1999 at the Company's address set forth on the first page of this Proxy Statement. In addition, such a proposal must be in such form as is required under the rules and regulations promulgated by the Securities and Exchange Commission. In accordance with SEC Rule 14a-5(e), stockholder proxies obtained by the Board of Directors of the Company in connection with the Company's 2000 Annual Meeting of Stockholders will confer on the proxy holders discretionary authority to vote on any matters presented at the meeting, unless notice of the matter is provided to the Company's Secretary not later than December 20, 1999 (or, if the Distribution has occurred, not later than December 1, 1999) at the Company's address set forth on the first page of this Proxy Statement.

                            INDEPENDENT ACCOUNTANTS

  The firm of PricewaterhouseCoopers LLP has been selected by the Board of Directors as the Company's independent public accountants for fiscal year 1999. PricewaterhouseCoopers LLP also acted as the Company's independent accountants for fiscal year 1998. A PricewaterhouseCoopers LLP representative will attend the Meeting and will have the opportunity to make a statement if he or she so desires and to respond to appropriate questions from stockholders.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                  /s/ JOSEPH B. PHAIR
                                                     JOSEPH B. PHAIR
                                                        Secretary

January 14, 1999
Palo Alto, California

                         INDEX TO FINANCIAL STATEMENTS

INSTRUMENTS BUSINESS OF VARIAN ASSOCIATES, INC.
-----------------------------------------------
Report of Independent Accountants........................................   F-2
Combined Statements of Earnings for the three fiscal years ended October
 2, 1998.................................................................   F-3
Combined Balance Sheets at October 2, 1998 and September 26, 1997........   F-4
Combined Statements of Divisional Equity for the three fiscal years ended
 October 2, 1998.........................................................   F-5
Combined Statements of Cash Flows for the three fiscal years ended
 October 2, 1998.........................................................   F-6
Notes to Combined Financial Statements...................................   F-7
SEMICONDUCTOR EQUIPMENT BUSINESS OF VARIAN ASSOCIATES, INC.
-----------------------------------------------------------
Report of Independent Accountants........................................  F-20
Combined Statements of Earnings for the three fiscal years ended October
 2, 1998.................................................................  F-21
Combined Balance Sheets at October 2, 1998 and September 26, 1997........  F-22
Combined Statements of Divisional Equity for the three fiscal years ended
 October 2, 1998.........................................................  F-23
Combined Statements of Cash Flows for the three fiscal years ended
 October 2, 1998.........................................................  F-24
Notes to Combined Financial Statements...................................  F-25

                       REPORT OF INDEPENDENT ACCOUNTANTS


The Board of Directors and Stockholders of Varian Associates, Inc.:

  In our opinion, the accompanying combined balance sheets and the related combined statements of earnings, divisional equity, and cash flows present fairly, in all material respects, the financial position of the Instruments Business of Varian Associates, Inc. (the "Company") at October 2, 1998 and September 26, 1997, and the results of its operations and its cash flows for each of the three years in the period ended October 2, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

                                          /s/ PricewaterhouseCoopers LLP
                                       -------------------------------
                                          PricewaterhouseCoopers LLP
San Jose, California
October 31, 1998

                INSTRUMENTS BUSINESS OF VARIAN ASSOCIATES, INC.

                        COMBINED STATEMENTS OF EARNINGS

                                                            FISCAL YEARS
                                                     --------------------------
                                                       1998     1997     1996
                                                     -------- -------- --------
                                                       (IN THOUSANDS, EXCEPT
                                                         PER SHARE AMOUNTS)
Sales............................................... $557,770 $541,946 $504,394
                                                     -------- -------- --------
Operating Costs and Expenses
  Cost of sales.....................................  336,387  330,845  310,753
  Research and development..........................   29,620   31,987   29,897
  Marketing.........................................  113,854  110,009  107,244
  General and administrative........................   38,745   42,303   45,053
                                                     -------- -------- --------
  Total operating costs and expenses................  518,606  515,144  492,947
                                                     -------- -------- --------
Operating Earnings before Taxes.....................   39,164   26,802   11,447
  Taxes on earnings.................................   15,736   12,597    5,277
                                                     -------- -------- --------
Net Earnings........................................ $ 23,428 $ 14,205 $  6,170
                                                     ======== ======== ========
Pro Forma Net Earnings Per Share.................... $   0.78 $   0.47 $   0.20
                                                     ======== ======== ========
Shares used in pro forma per share computations.....   29,910   30,451   31,024
                                                     ======== ======== ========



          See accompanying Notes to the Combined Financial Statements.

                INSTRUMENTS BUSINESS OF VARIAN ASSOCIATES, INC.

                            COMBINED BALANCE SHEETS

                                                            FISCAL YEAR-END
                                                        -------------------------
                                                          1998       1997
                                                        ---------  ---------
                                                            (DOLLARS IN
                                                            THOUSANDS)
                        ASSETS
                        ------
Current Assets
  Accounts receivable.................................. $ 143,836  $ 131,641
  Inventories..........................................    71,575     64,797
  Other current assets.................................    26,260     24,723
                                                        ---------  ---------
    Total Current Assets...............................   241,671    221,161
                                                        ---------  ---------
Property, Plant, and Equipment.........................   219,385    201,373
  Accumulated depreciation and amortization............  (124,666)  (114,448)
                                                        ---------  ---------
  Net Property, Plant, and Equipment...................    94,719     86,925
                                                        ---------  ---------
Other Assets...........................................    67,709     49,820
                                                        ---------  ---------
    Total Assets....................................... $ 404,099  $ 357,906
                                                        =========  =========
           LIABILITIES AND DIVISIONAL EQUITY
           ---------------------------------
Current Liabilities
  Accounts payable--trade.............................. $  34,320  $  34,968
  Accrued expenses.....................................   102,470     92,704
  Product warranty.....................................     7,608      7,173
  Advance payments from customers......................     5,180      9,214
                                                        ---------  ---------
    Total Current Liabilities..........................   149,578    144,059
Long-Term Accrued Expenses.............................     6,862      6,245
Deferred Taxes.........................................     4,192      4,306
                                                        ---------  ---------
    Total Liabilities..................................   160,632    154,610
                                                        ---------  ---------
Commitments and Contingencies (Notes 9 and 10)
Divisional Equity......................................   243,467    203,296
                                                        ---------  ---------
    Total Liabilities and Divisional Equity............ $ 404,099  $ 357,906
                                                        =========  =========


          See accompanying Notes to the Combined Financial Statements.

                INSTRUMENTS BUSINESS OF VARIAN ASSOCIATES, INC.

                    COMBINED STATEMENTS OF DIVISIONAL EQUITY

                                                                       (DOLLARS
                                                                          IN
                                                                      THOUSANDS)
Balance, Fiscal Year-End, 1995.......................................  $150,813
  Net earnings for the year..........................................     6,170
  Net transfers (to) from Varian Associates, Inc.....................    (2,090)
                                                                       --------
Balance, Fiscal Year-End, 1996.......................................   154,893
  Net earnings for the year..........................................    14,205
  Net transfers (to) from Varian Associates, Inc.....................    34,198
                                                                       --------
Balance, Fiscal Year-End, 1997.......................................   203,296
  Net earnings for the year..........................................    23,428
  Net transfers (to) from Varian Associates, Inc.....................    16,743
                                                                       --------
Balance, Fiscal Year-End, 1998.......................................  $243,467
                                                                       ========




          See accompanying Notes to the Combined Financial Statements.

                INSTRUMENTS BUSINESS OF VARIAN ASSOCIATES, INC.

                       COMBINED STATEMENTS OF CASH FLOWS

                                                         FISCAL YEARS
                                                  ----------------------------
                                                    1998      1997      1996
                                                  --------  --------  --------
                                                    (DOLLARS IN THOUSANDS)
Operating Activities
  Net Cash Provided by Operating Activities...... $ 36,856  $ 16,627  $ 22,779
                                                  --------  --------  --------
Investing Activities
  Purchase of property, plant, and equipment.....  (19,358)  (20,803)  (17,915)
  Purchase of businesses, net of cash acquired...  (34,707)  (30,998)   (4,396)
                                                  --------  --------  --------
    Net Cash Used in Investing Activities........  (54,065)  (51,801)  (22,311)
                                                  --------  --------  --------
Financing Activities
  Net transfers (to) from Varian Associates,
   Inc...........................................   16,743    34,198    (2,090)
                                                  --------  --------  --------
    Net Cash Provided by (Used in) Financing Ac-
     tivities....................................   16,743    34,198    (2,090)
                                                  --------  --------  --------
Effects of Exchange Rate Changes on Cash.........      466       976     1,622
                                                  --------  --------  --------
    Net Increase (Decrease) in Cash and Cash
     Equivalents.................................      --        --        --
    Cash and Cash Equivalents at Beginning of
     Fiscal Year.................................      --        --        --
                                                  --------  --------  --------
    Cash and Cash Equivalents at End of Fiscal
     Year........................................ $    --   $    --   $    --
                                                  --------  --------  --------
Detail of Net Cash Provided by Operating Activi-
 ties
  Net Earnings................................... $ 23,428  $ 14,205  $  6,170
  Adjustments to reconcile net earnings to
   net cash provided by operating activities
    Depreciation.................................   17,541    19,449    15,975
    Deferred taxes...............................   (2,225)     (811)     (458)
    Changes in assets and liabilities
      Accounts receivable........................    2,063   (15,201)  (12,997)
      Inventories................................   (1,269)   (6,172)   (3,942)
      Other current assets.......................       98      (125)    1,689
      Accounts payable--trade....................   (9,012)    7,531     2,884
      Accrued expenses...........................      958     3,893      (750)
      Product warranty...........................      637     1,578       714
      Advance payments from customers............   (4,511)   (3,384)    6,425
      Long-term accrued expenses.................      617       284     5,961
      Other......................................    8,531    (4,620)    1,108
                                                  --------  --------  --------
    Net Cash Provided by Operating Activities.... $ 36,856  $ 16,627  $ 22,779
                                                  ========  ========  ========

          See accompanying Notes to the Combined Financial Statements.

                INSTRUMENTS BUSINESS OF VARIAN ASSOCIATES, INC.

                    NOTES TO COMBINED FINANCIAL STATEMENTS


NOTE 1. BASIS OF PRESENTATION

  On August 21, 1998, the Board of Directors of Varian Associates, Inc. ("VAI") announced a plan to reorganize into three publicly traded independent companies by spinning off two of its businesses to stockholders in a tax-free distribution (the "Distribution"). The Distribution is subject to final approval by VAI's Board of Directors. Among other things, this approval is conditioned upon the receipt of a ruling from the Internal Revenue Service that the spin-off of the two businesses will be a tax free transaction for VAI stockholders, VAI, the Semiconductor Equipment Business of VAI ("SEB"), and the Instruments Business of VAI (the "Company") and upon the approval of the plan for the Distribution by VAI stockholders.

  Under the plan for the Distribution, the Company and SEB will be incorporated as Varian, Inc. and Varian Semiconductor Equipment Associates, Inc., respectively, and will become publicly traded companies. Also under the plan for the Distribution, each of VAI and the Company will have between $50 and $100 million of outstanding indebtedness under VAI's term loans and notes payable, and VAI will contribute cash to SEB so that at the Distribution, SEB will have approximately $100 million in cash and cash equivalents and consolidated debt not exceeding $5 million. The Company will include VAI's business units that manufacture and sell analytical and research instrumentation and related equipment for studying the chemical composition of substances. Significant products of the VAI business units that will comprise the Company include nuclear magnetic resonance instruments, chromatography systems, optical spectroscopy instruments, vacuum products, and printed wiring assemblies. The Company will be incorporated in Delaware in December 1998, with 99,000,000 shares of common stock and 1,000,000 shares of preferred stock authorized. Upon incorporation, all outstanding shares of the Company's common stock will be owned by VAI. For purposes of these financial statements and notes to these financial statements, the Company includes the assets, liabilities, operating results and cash flows of the VAI business units described above that will comprise the Company under the plan for the Distribution.

  The combined financial statements of the Company have been prepared using VAI's historical bases in the assets and liabilities and historical results of operations of the Company's businesses, except for the accounting for income taxes (see Note 2).

  The combined financial statements of the Company include the accounts of the Company's businesses after elimination of inter-business balances and transactions.

  The Company's fiscal years reported are the 52- or 53-week period ended on the Friday nearest September 30. Fiscal year 1998 comprises the 53-week period ended on October 2, 1998. Fiscal years 1997 and 1996 comprise the 52-week periods ended on September 26, 1997 and September 27, 1996, respectively.

  The combined financial statements generally reflect the financial position, operating results, and cash flows of the Company as if it were a separate entity for all periods presented. Where it was practicable to identify specifically VAI corporate amounts with the activities of the Company, such amounts have been included in the accounts of the Company. The combined financial statements also include allocations of certain VAI corporate assets (including pension assets), liabilities (including profit sharing and pension benefits), and expenses (including legal, accounting, employee benefits, insurance services, information technology services, treasury, and other VAI corporate overhead) to the Company. These amounts have been allocated to the Company on the basis that is considered by management to reflect most fairly or reasonably the utilization of the services provided to or the benefit obtained by the Company. Typical measures and activity indicators used for allocation purposes include headcount, sales revenue, and payroll expense. Management believes that the methods used to allocate these amounts are reasonable. However, these allocations are not necessarily indicative of the amounts that would have been or that will be recorded by the Company on a stand-alone basis.

  For purposes of governing certain of the ongoing relationships between the Company, VAI, and SEB after the Distribution and to provide for an orderly transition, the Company, VAI, and SEB have entered or will enter

                INSTRUMENTS BUSINESS OF VARIAN ASSOCIATES, INC.

into various agreements including a distribution agreement, tax sharing agreement, employee benefits allocation agreement, intellectual property agreement, and transition services agreement (collectively, the "Distribution Related Agreements").

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

 Foreign Currency Translation

  For non-U.S. operations, the U.S. dollar is the functional currency. Monetary assets and liabilities of foreign subsidiaries are translated into U.S. dollars at current exchange rates. Nonmonetary assets such as inventories and property, plant, and equipment are translated at historical rates. Income and expense items are translated at effective rates of exchange prevailing during each year, except that inventories and depreciation charged to operations are translated at historical rates. The aggregate exchange loss included in general and administrative expenses for fiscal years 1998, 1997, and 1996 was $2.0 million, $2.6 million, and $.3 million, respectively.

 Revenue Recognition

  Sales and related costs of sales are recognized upon shipment of products.The Company's products are generally subject to warranty, and the Company provides for the estimated future costs of repair, replacement, or customer accommodation in costs of sales. Sales and related costs of sales under long-term contracts to commercial customers and the U.S. Government are recognized as units are delivered. Service revenue is recognized ratably over the period of the related contract.

 Legal Expenses

  The Company accrues estimated amounts for legal fees expected to be incurred in connection with loss contingencies.

 Financial Instruments

  The Company considers currency on hand, demand deposits, and all highly liquid debt securities with an original maturity of three months or less to be cash and cash equivalents.

  Financial instruments that potentially subject the Company to concentrations of credit risk comprise trade accounts receivable and forward exchange contracts. The Company sells its products and extends trade credit to a large number of customers, who are dispersed across many different industries and geographies. The Company performs ongoing credit evaluations of these customers and generally does not require collateral from them. Trade accounts receivable are stated net of allowances for doubtful accounts of $713,000 at the end of fiscal year 1998 and $321,000 at the end of fiscal year 1997.

  The Company enters into forward exchange contracts to mitigate the effects of operational (sales orders and purchase commitments) and balance sheet exposures to fluctuations in foreign currency exchange rates. The Company does not enter into forward exchange contracts for trading purposes. When the Company's foreign exchange contracts hedge operational exposure, the effects of movements in currency exchange rates on these

                INSTRUMENTS BUSINESS OF VARIAN ASSOCIATES, INC.

instruments are recognized in income when the related revenues and expenses are recognized. All forward exchange contracts hedging operational exposure are designated and highly effective as hedges. The critical terms of all forward exchange contracts hedging operational exposure and of the forecasted transactions being hedged are substantially identical. Accordingly, the Company expects that changes in the fair value or cash flows of the hedging instruments and the hedged transactions (for the risk that is being hedged) will completely offset at the hedge's inception and on an ongoing basis. When foreign exchange contracts hedge balance sheet exposure, such effects are recognized in income when the exchange rate changes in accordance with the requirements for other foreign currency transactions. Gains and losses on hedges of existing assets or liabilities are included in the carrying amounts of those assets or liabilities and are ultimately recognized in income as part of those carrying amounts. Gains and losses related to qualifying hedges of firm commitments also are deferred and are recognized in income or as adjustments of carrying amounts when the hedged transaction occurs. Any deferred gains or losses are included in accrued expenses in the balance sheet. If a hedging instrument is sold or terminated prior to maturity, gains and losses continue to be deferred until the hedged item is recognized in income. If a hedging instrument ceases to qualify as a hedge, any subsequent gains and losses are recognized currently in income. The Company's forward exchange contracts generally range from one to three months in original maturity.

  Because the impact of movements in currency exchange rates on foreign exchange contracts generally offsets the related impact on the underlying items being hedged, forward exchange contracts do not subject the Company to risk that would otherwise result from changes in currency exchange rates. The Company's forward exchange contracts contain credit risk in that its banking counter-parties may be unable to meet the terms of the agreements. The Company seeks to minimize such risk by limiting its counter-parties to major financial institutions. Also, the potential risk of loss with any one party resulting from this type of credit risk is monitored by management of the Company. The fair value of forward exchange contracts generally reflects the estimated amounts that the Company would receive or pay to terminate the contracts at the reporting date, thereby taking into account and approximating the current unrealized and realized gains or losses of open contracts. The notional amounts of forward exchange contracts are not a measure of the Company's exposure.

 Pro Forma Net Earnings per Share

  The computation of pro forma net earnings per share for fiscal years 1998, 1997, and 1996 is based on the weighted average number of shares of VAI common stock outstanding during the respective periods, reflecting the anticipated ratio of one share of Company common stock for each share of VAI common stock at the time of Distribution.

 Divisional Equity

  Divisional equity includes historical investments and advances from VAI, including net transfers to/from VAI, third party liabilities paid on behalf of the Company by VAI, amounts due from affiliates related to sales, amounts due to/from VAI for services and other charges, and current period net earnings of the Company.

 Interim Financial Statements (Unaudited)

  The unaudited condensed combined interim financial information reflects all adjustments, which consist of only normal, recurring adjustments, necessary to present fairly the results of operations of the Company for each fiscal quarter during fiscal years 1998 and 1997.

 Inventories

  Inventories are valued at the lower of cost or market (realizable value) using last-in, first-out (LIFO) cost for the U.S. inventories. All other inventories are valued principally at average cost. If the first-in, first-out
(FIFO) method had been used for those operations valuing inventories on a LIFO basis, inventories would have been higher than reported by $13.7 million in fiscal 1998, $14.0 million in fiscal 1997, and $12.7 million in fiscal 1996.

                INSTRUMENTS BUSINESS OF VARIAN ASSOCIATES, INC.

 Property, Plant, and Equipment

  Property, plant, and equipment are stated at cost. Major improvements are capitalized, while maintenance and repairs are expensed currently. Plant and equipment are depreciated over their estimated useful lives using the straight-line method for financial reporting purposes and accelerated methods for tax purposes. Machinery and equipment lives vary from 1 to 40 years, and buildings are depreciated from 3 to 40 years. Leasehold improvements are amortized using the straight-line method over their estimated useful lives, or the remaining term of the lease, whichever is less. When assets are retired or otherwise disposed of, the assets and related accumulated depreciation are removed from the accounts. Gains or losses resulting from retirements or disposals are included in earnings from operations.

 Other Assets

  Goodwill, which is the excess of the cost of acquired businesses over the sum of the amounts assigned to identifiable assets acquired less liabilities assumed, is amortized on a straight-line basis over periods ranging from 3 to 40 years. Investments in affiliated companies over whose operations the Company has significant influence but not control are accounted for under the equity method.

 Impairment of Long-Lived Assets

  Whenever events or changes in circumstances indicate that the carrying amounts of long-lived assets and goodwill related to those assets may not be recoverable, the Company estimates the future cash flows, undiscounted and without interest charges, expected to result from the use of those assets and their eventual disposition. If the sum of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets.

 Research and Development

  Company-sponsored research and development costs related to both present and future products are expensed currently. Costs related to research and development contracts are included in inventory and charged to cost of sales upon recognition of related revenue. Total expenditures on research and development for fiscal years 1998, 1997, and 1996, were $31.2 million, $33.1 million, and $31.2 million, respectively, of which $1.6 million, $1.1 million, and $1.3 million, respectively, were funded by customers.

 Taxes on Earnings

  The Company's operating results historically have been included in VAI's consolidated U.S. and state income tax returns and in tax returns of certain VAI foreign subsidiaries. Except for the utilization of foreign tax credits, the provision for income taxes in the Company's combined financial statements has been determined on a separate-return basis, under which the Company's provision for income taxes comprises its estimated tax liability and the change in its deferred income taxes. Foreign tax credits are benefited to the extent they were utilized in VAI's consolidated tax returns. Deferred tax assets and liabilities are recognized for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts. Income taxes paid on behalf of the Company by VAI are included in divisional equity.

  Effective after the Distribution, the Company will file separate income tax returns.

 Recent Accounting Pronouncements

  In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. It is effective for the Company's fiscal year 1999. The impact of the implementation of SFAS No. 130 on the combined financial statements of the Company has not yet been determined.

                INSTRUMENTS BUSINESS OF VARIAN ASSOCIATES, INC.

  In June 1997, the FASB issued SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information." SFAS No. 131 changes current practice under SFAS No. 14 by establishing a new framework on which to base segment reporting (referred to as the "management" approach) and also requires interim reporting of segment information. It is effective for the Company's fiscal year 1999. The Company has not determined the impact of its implementation on the reporting of the Company's segment information.

  In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes a new model for accounting for derivatives and hedging activities and is effective for the Company's fiscal year 2000. The impact of the implementation of SFAS No. 133 on the combined financial statements of the Company has not yet been determined.

NOTE 3. BALANCE SHEET DETAIL

 Inventories

                                                                     1998  1997
                                                                     ----- -----
                                                                     (DOLLARS IN
                                                                      MILLIONS)
   Raw materials and parts.......................................... $42.6 $54.3
   Work in process..................................................   8.9   6.4
   Finished goods...................................................  20.1   4.1
                                                                     ----- -----
       Total Inventories............................................ $71.6 $64.8
                                                                     ===== =====

 Property, Plant, and Equipment

                                                                   1998   1997
                                                                  ------ ------
                                                                   (DOLLARS IN
                                                                    MILLIONS)
   Land and land improvements.................................... $  5.3 $  5.1
   Buildings.....................................................   76.8   65.0
   Machinery and equipment.......................................  135.4  127.3
   Construction in progress......................................    1.9    4.0
                                                                  ------ ------
       Total Property, Plant, and Equipment...................... $219.4 $201.4
                                                                  ====== ======

 Other Assets

                                                                    1998  1997
                                                                    ----- -----
                                                                    (DOLLARS IN
                                                                     MILLIONS)
   Goodwill........................................................ $66.1 $44.7
   Less accumulated amortization...................................   6.5   5.1
                                                                    ----- -----
   Net goodwill....................................................  59.6  39.6
                                                                    ----- -----
   Other...........................................................   8.1  10.2
                                                                    ----- -----
       Total Other Assets.......................................... $67.7 $49.8
                                                                    ===== =====

Amortization expense for goodwill was $1.4 million, $1.0 million, and $0.5 million for fiscal years 1998, 1997, and 1996, respectively.

                INSTRUMENTS BUSINESS OF VARIAN ASSOCIATES, INC.

 Accrued Expenses

                                                                     1998  1997
                                                                    ------ -----
                                                                    (DOLLARS IN
                                                                     MILLIONS)
   Payroll and employee benefits................................... $ 33.1 $35.1
   Foreign income taxes payable....................................   19.2  13.6
   Deferred income.................................................   14.7  13.1
   Group and risk insurance........................................    7.7   7.8
   Other...........................................................   27.8  23.1
                                                                    ------ -----
       Total Accrued Expenses...................................... $102.5 $92.7
                                                                    ====== =====

NOTE 4. ACQUISITIONS

  In July 1998, the Company acquired all of the outstanding common stock of Chrompack International B.V. ("Chrompack") for approximately $28.9 million in cash and the extinguishment of debt. Chrompack is a manufacturer of chromatography products and analytical instruments used by scientific and industrial laboratories. This acquisition has been accounted for under the purchase method; accordingly, the Company's combined operating results include 100% of the operating results of Chrompack subsequent to the acquisition date. The Company is amortizing acquired goodwill of $20.9 million over 40 years.

  In June 1998, the Company acquired the outstanding minority ownership interest of Varian Iberica, S.L. ("Iberica") for approximately $6.7 million in cash. Iberica is engaged in the business of buying and selling scientific apparatuses, products for laboratories, and chemical and medical products in general. The acquisition of the minority ownership interest has been accounted for using the purchase method; accordingly, the Company's combined operating results include the operating results of Iberica subsequent to the acquisition date. The Company is amortizing acquired goodwill of $0.8 million over 13 years.

  In October 1996, the Company acquired the principal assets and properties of the high pressure liquid chromatography and columns business of Rainin Instrument Company, Inc. ("Rainin") for approximately $24.0 million in cash and the extinguishment of debt. This acquisition has been accounted for under the purchase method; accordingly, the Company's combined operating results include 100% of the operating results of Rainin subsequent to the acquisition date. The Company is amortizing acquired goodwill of $21.7 million over 40 years.

  Pro forma sales, earnings from operations, net earnings, and net earnings per share have not been presented because the effects of these acquisitions were not material on either an individual or an aggregated basis.

                INSTRUMENTS BUSINESS OF VARIAN ASSOCIATES, INC.

NOTE 5.  FORWARD EXCHANGE CONTRACTS

  Forward exchange contracts outstanding and their unrealized gains and losses as of fiscal year-end 1998 are summarized as follows:

                                           NOTIONAL  NOTIONAL
                                             VALUE    VALUE   UNREALIZED  FAIR
                                           PURCHASED   SOLD   GAIN/(LOSS) VALUE
                                           --------- -------- ----------  -----
                                                 (DOLLARS IN THOUSANDS)
   Japanese yen...........................  $   --   $ 1,637     $  5     $  31
   French francs..........................      --    11,550      --       (467)
   Canadian dollars.......................      --     7,042      206       260
   British pounds.........................   12,044    4,050      537       515
   Italian lira...........................      --     4,196      --       (217)
   German marks...........................      --     1,955      --       (100)
   Spanish pesetas........................      --       691      --        (38)
   Korean won.............................      --       283      --          1
   Australian dollars.....................    6,396      --       --         23
   Swiss francs...........................      246      --       --         10
   Swedish krona..........................    4,789      --       --         (5)
                                            -------  -------     ----     -----
   Total..................................  $23,475  $31,404     $748     $  13
                                            =======  =======     ====     =====

NOTE 6. EMPLOYEE STOCK PLANS

  Under VAI's Omnibus Stock and Employee Stock Purchase Plans, certain employees of the Company are eligible for the grant of stock options and restricted stock and are eligible to purchase VAI common stock. The exercise price for incentive and non-qualified stock options granted under the Omnibus Stock Plan may not be less than 100% of the fair market value of VAI common stock at the date of grant. Options granted are exercisable at such times and are subject to such restrictions and conditions as determined by the Organization and Compensation Committee of the Board of Directors of VAI, but no option shall be exercisable later than ten years from the date of grant. Options granted are generally exercisable in cumulative installments of one-third each year, commencing one year following the date of grant, and expire if not exercised within seven or ten years from the date of grant. Restricted stock grants may be awarded at prices ranging from 0% to 50% of the fair market value of VAI common stock and may be subject to restrictions on transferability and continued employment as determined by the Organization and Compensation Committee. Participants in the Employee Stock Purchase Plan are eligible to purchase VAI common stock at the lower of 85% of the closing market price of VAI common stock on the first trading day of the VAI fiscal quarter of the first trading day of the next VAI fiscal quarter. This discount is treated as equivalent to the cost of issuing common stock for financial reporting purposes. VAI intends to suspend the Employee Stock Purchase Plan prior to the Distribution.

  At fiscal year-end 1998, outstanding options for VAI common stock held by Company employees totaled approximately 958,000, of which approximately 506,000 had vested and were exercisable. At fiscal year-end 1998, the exercise prices of outstanding options range from $10.91 to $61.31.

  At fiscal year-end 1997, outstanding options for VAI common stock held by Company employees totaled approximately 740,000, of which approximately 332,000 had vested and were exercisable. At fiscal year-end 1997, the exercise prices of outstanding options range from $10.91 to $61.31.

  At fiscal year-end 1996, outstanding options for VAI common stock held by Company employees totaled approximately 748,000, of which approximately 327,000 had vested and were exercisable. At fiscal year-end 1996, the exercise prices of outstanding options range from $10.60 to $61.31.

                INSTRUMENTS BUSINESS OF VARIAN ASSOCIATES, INC.

  Immediately following the Distribution, it is anticipated that the majority of outstanding awards under the VAI Omnibus Stock Plan held by Company employees will be replaced by substitute awards under the IB Omnibus Stock Plan. The substitute awards will have the same ratio of the exercise price per share to the market value per share, the same aggregate difference between market value and exercise price, and the same vesting provisions, option periods, and other terms and conditions as the awards they replace.

  The Company will comply with the pro forma disclosure requirements set forth in SFAS No. 123, "Accounting for Stock-Based Compensation," once the number of shares and related exercise prices under substitute awards are determined. These determinations cannot be made until subsequent to the Distribution.

NOTE 7. RETIREMENT PLANS

  Certain employees of the Company in the United States and Canada are eligible to participate in the VAI-sponsored defined contribution plan. The Company's major obligation is to contribute an amount based on a percentage of each participant's base pay. The Company also contributes 5% of its combined operating earnings, as adjusted for discretionary items, as retirement plan profit sharing. Participants are entitled, upon termination or retirement, to their portion of the retirement fund assets, which are held by a third-party trustee. Included in the accompanying combined statements of earnings is an allocation of total pension expense for Company employees under the VAI-sponsored defined contribution plan of $5.9 million, $5.6 million, and $6.6 million, for fiscal years 1998, 1997, and 1996, respectively.

  At the Distribution, the Company will assume responsibility for pension and postretirement benefits for active employees of the Company; the responsibility for all others, principally retirees of VAI, will remain with VAI. An allocation of assets and liabilities for foreign defined benefit pension, postemployment, and postretirement benefits, which are not material to the Company's financial statements, has been included in these combined financial statements.

NOTE 8. TAXES ON EARNINGS

  Taxes on earnings from operations are as follows:

                                                            1998   1997   1996
                                                            -----  -----  -----
                                                               (DOLLARS IN
                                                                MILLIONS)
   Current
     U.S. federal.......................................... $ --   $ 0.4  $ --
     Non-U.S...............................................  16.7   11.4    9.8
     State and local.......................................   1.5    1.6    0.5
                                                            -----  -----  -----
       Total current.......................................  18.2   13.4   10.3
                                                            -----  -----  -----
   Deferred
     U.S. federal..........................................  (2.7)  (1.1)  (4.6)
     Non-U.S...............................................   0.2    0.3   (0.4)
                                                            -----  -----  -----
       Total deferred......................................  (2.5)  (0.8)  (5.0)
                                                            -----  -----  -----
   Taxes on Earnings....................................... $15.7  $12.6  $ 5.3
                                                            =====  =====  =====

                INSTRUMENTS BUSINESS OF VARIAN ASSOCIATES, INC.

  Significant items making up deferred tax assets and liabilities are as follows:

                                                                    1998  1997
                                                                    ----- -----
                                                                    (DOLLARS IN
                                                                     MILLIONS)
   Assets:
     Product warranty.............................................. $ 1.9 $ 1.5
     Deferred compensation.........................................   1.3   2.5
     Inventory adjustments.........................................   8.6   5.2
     Deferred income...............................................   3.7   3.6
     Other.........................................................   4.0   5.2
                                                                    ----- -----
                                                                     19.5  18.0
                                                                    ----- -----
   Liabilities:
     Accelerated depreciation......................................   3.1   3.2
     Other.........................................................   1.1   1.1
                                                                    ----- -----
                                                                      4.2   4.3
                                                                    ----- -----
   Net deferred tax asset.......................................... $15.3 $13.7
                                                                    ===== =====

  The classification of the net deferred tax asset on the combined balance sheets is as follows:

                                                                1998   1997
                                                                -----  -----
                                                                (DOLLARS IN
                                                                 MILLIONS)
   Net current deferred tax asset (included in other current
    assets).................................................... $19.5  $18.0
   Net long-term deferred tax liability........................  (4.2)  (4.3)
                                                                -----  -----
   Net deferred tax asset...................................... $15.3  $13.7
                                                                =====  =====

  Operating earnings before taxes consist of the following:

                                                           1998   1997   1996
                                                          ---------------------
                                                          (DOLLARS IN MILLIONS)
   U.S...................................................  $ 5.0  $ 7.9  $(14.2)
   Foreign...............................................   34.2   18.9    25.6
                                                          ------ ------ -------
                                                           $39.2  $26.8   $11.4
                                                          ====== ====== =======

  The effective tax rate on earnings from operations differs from the U.S. federal statutory tax rate as a result of the following:

                                                               1998  1997  1996
                                                               ----  ----  ----
   Federal statutory income tax rate.......................... 35.0% 35.0% 35.0%
   State and local taxes, net of federal tax benefit..........  2.6   3.9   2.7
   Foreign taxes in excess of U.S. statutory rate, net........  5.3  13.9   7.8
   Foreign sales corporation.................................. (1.2) (2.4) (3.6)
   Other...................................................... (1.5) (3.4)  4.2
                                                               ----  ----  ----
   Effective tax rate......................................... 40.2% 47.0% 46.1%
                                                               ====  ====  ====

                INSTRUMENTS BUSINESS OF VARIAN ASSOCIATES, INC.

NOTE 9. LEASE COMMITMENTS

  At fiscal year-end 1998, the Company was committed to minimum rentals under non-cancellable operating leases for fiscal years 1999 through 2003 and thereafter, as follows, in millions: $4.7, $3.7, $2.6, $2.1, $1.6, and $10.1, respectively. Rental expense for fiscal years 1998, 1997, and 1996, in millions, was $7.6, $8.6, and $8.4, respectively.

  Prior to the Distribution, the Company will enter into certain lease or sublease agreements with VAI, an affiliate, or third parties for certain lease facilities and other equipment, which agreements principally are a continuation of existing lease commitments at market rates. These commitments are included in the amounts above.

NOTE 10. CONTINGENCIES

 Environmental Remediation

  VAI has been named by the U.S. Environmental Protection Agency or third parties as a potentially responsible party under the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, at eight sites where the Company is alleged to have shipped manufacturing waste for recycling or disposal. VAI is also involved in various stages of environmental investigation and/or remediation under the direction of, or in consultation with, federal, state, and/or local agencies at certain current or former VAI facilities (including facilities disposed of in connection with VAI's sale of its Electron Devices Business during fiscal 1995, and the sale of the Thin Film Systems business of SEB during fiscal 1997). VAI's expenditures for environmental investigation and remediation amounted to $4.9 million in fiscal 1998, compared with $2.3 million in fiscal 1997 and with $5.2 million in fiscal 1996.

  For certain of these sites and facilities, various uncertainties make it difficult to assess the likelihood and scope of further investigation or remediation activities or to estimate the future costs of such activities if undertaken. As of October 2, 1998, VAI nonetheless estimated that the future exposure for environmental related investigation and remediation costs for these sites ranged in the aggregate from $21.6 million to $48.9 million. The time frame over which these costs are expected to be incurred varies with each site and facility, ranging up to approximately 30 years as of October 2, 1998. VAI management believes that no amount in the foregoing range of estimated future costs is more probable of being incurred than any other amount in such range, and therefore, VAI has accrued $21.6 million in estimated environmental costs as of October 2, 1998. This amount accrued by VAI has not been discounted to present value.

  As to other sites and facilities, VAI has gained sufficient knowledge to be able to better estimate the scope and costs of future environmental activities. As of October 2, 1998, VAI estimated that the future exposure for environmental related investigation and remediation costs for these sites ranged in the aggregate from $39.7 million to $73.7 million. The time frame over which these costs are expected to be incurred varies with each site, ranging up to approximately 30 years as of October 2, 1998. As to each of these sites and facilities, VAI management has determined that a particular amount within the range of estimated costs was a better estimate of the future environmental liability than any other amount within the range and that the amount and timing of these future costs were reliably determinable. Together, these amounts totaled $51.1 million at October 2, 1998. VAI accordingly has accrued $22.3 million, which represents this best estimate of the future costs discounted at 4%, net of inflation. This VAI reserve is in addition to the $21.6 million described above.

  Under the Distribution Related Agreements, the Company has agreed to indemnify VAI and SEB for one-third of these environmental investigation and remediation costs, as adjusted for insurance proceeds in respect of these environmental costs and for the tax benefits expected to be realized by VAI upon the payment of the Company's portion of these environmental costs (Note
11). As of October 2, 1998, the Company's reserve for

                INSTRUMENTS BUSINESS OF VARIAN ASSOCIATES, INC.

its portion of environmental liabilities, based upon future environmental related costs estimated by VAI as of that date and included in long-term and current accrued expenses, is calculated as follows:

                                                                       TOTAL
                                            RECURRING NON-RECURRING ANTICIPATED
   YEAR                                       COSTS       COSTS     FUTURE COSTS
   ----                                     --------- ------------- ------------
                                                   (DOLLARS IN MILLIONS)
   1999....................................   $ 0.4       $0.7          $1.1
   2000....................................     0.5        0.2           0.7
   2001....................................     0.5        0.1           0.6
   2002....................................     0.5        0.0           0.5
   2003....................................     0.5        0.0           0.5
   Thereafter..............................     9.6        0.8          10.4
                                              -----       ----          ----
   Total costs.............................   $12.0       $1.8          13.8
                                              -----       ----          ----
   Imputed interest........................                             (6.0)
                                                                        ----
   Total reserve...........................                             $7.8
                                                                        ====

  The amounts set forth in the foregoing table are only estimates of anticipated future environmental related costs, and the amounts actually spent in the years indicated may be greater or less than such estimates. The aggregate range of cost estimates reflects various uncertainties inherent in many environmental investigation and remediation activities and the large number of sites where VAI is undertaking such investigation and remediation activities. VAI believes that most of these cost ranges will narrow as investigation and remediation activities progress. The Company believes that its reserves are adequate, but as the scope of the obligations becomes more clearly defined, these reserves may be modified and related charges against earnings may be made.

  Although any ultimate liability arising from environmental related matters described herein could result in significant expenditures that, if aggregated and assumed to occur within a single fiscal year, would be material to the Company's financial statements, the likelihood of such occurrence is considered remote. Based on information currently available to management and its best assessment of the ultimate amount and timing of environmental related events, the Company's management believes that the costs of these environmental related matters are not reasonably likely to have a material adverse effect on the combined financial statements of the Company.

 Legal Proceedings

  Under the Distribution Related Agreements, the Company has agreed to reimburse VAI for one-third of the costs and expenses, adjusted for any tax benefits recognized or realized by VAI from the incurrence or payment of these amounts, with respect to certain legal proceedings relating to discontinued operations of VAI (Note 11).

  Also, from time to time, the Company is involved in a number of legal actions and could incur an uninsured liability in one or more of them. While the ultimate outcome of all of the above legal matters is not determinable, management believes the resolution of these matters will not have a material adverse effect on the financial condition, results of operations, or cash flows of the Company.

NOTE 11. OTHER TRANSACTIONS WITH AFFILIATES

  Sales to VAI and SEB for fiscal years 1998, 1997, and 1996 totaled $14.6 million, $14.8 million, and $23.3 million, respectively.

                INSTRUMENTS BUSINESS OF VARIAN ASSOCIATES, INC.

  VAI uses a centralized cash management system to finance its operations. Cash deposits from most of the Company's businesses are transferred to VAI on a daily basis, and VAI funds the Company's required disbursements. No interest has been charged or credited to the Company for these transactions.

  VAI provided certain centralized services (see Note 1 to the combined financial statements) to the Company. Cost allocations relating to these centralized services were $26.5 million, $27.1 million, and $25.9 million in fiscal years 1998, 1997, and 1996, respectively, and are included in operating costs in the combined statements of earnings. Amounts due to VAI for these expenses are included in Divisional Equity.

  Net transfers to or from VAI, included in Divisional Equity, include advances and loans from affiliates, net cash transfers to or from VAI, third party liabilities paid on behalf of the Company by VAI, amounts due from affiliates related to sales, amounts due to or from VAI for services and other charges, and income taxes paid on behalf of the Company by VAI. The weighted average balance due to VAI was $213 million, $200 million, and $140 million for fiscal years 1998, 1997 and 1996, respectively.

  The activity in net transfers (to) from VAI for fiscal years 1998, 1997, and 1996 included in divisional equity in the combined statements of divisional equity is summarized as follows:

                                                            1998   1997  1996
                                                            -----  ----- -----
                                                               (DOLLARS IN
                                                                MILLIONS)
   VAI services and other charges.......................... $26.5  $27.1 $25.9
   Cash transfers, net.....................................  (9.8)   7.1 (28.0)
                                                            -----  ----- -----
   Net transfers (to) from VAI............................. $16.7  $34.2 $(2.1)
                                                            =====  ===== =====

  The Distribution Related Agreements provide that, from, and after the Distribution, VAI, SEB, and the Company will indemnify each and their respective subsidiaries, directors, officers, employees and agents against all losses arising in connection with shared liabilities (including certain environmental and legal liabilities). All shared liabilities will be managed and administered by VAI and expenses and losses, net of proceeds and other receivables, will be borne one-third each by VAI, SEB, and the Company; the Distribution Related Agreements also provide that the Company shall assume all Company liabilities, other than shared liabilities (including accounts payable, accrued payroll, and pension liabilities) in accordance with their terms.

NOTE 12. INDUSTRY AND GEOGRAPHIC SEGMENTS

  The Company operates in one industry segment: instrumentation, equipment and accessories for analytical, research, industrial, and scientific applications. Company products are used in biological and biochemical research; in independent test labs; in quality control and research in industries such as pharmaceuticals, foods, metals, chemicals, and petroleum; for environmental monitoring and analysis; in semiconductor and automotive manufacturing; in high-energy physics; in surface analysis, space research and petrochemical refining.

  The Company operates various manufacturing and marketing operations outside the United States. Inter-business sales between geographic areas are accounted for at cost plus prevailing markups arrived at through negotiations between otherwise independent profit centers (Note 1).

  No customer accounted for more than 10% of total sales in fiscal years 1998, 1997, and 1996.

                INSTRUMENTS BUSINESS OF VARIAN ASSOCIATES, INC.

  Included in the total of United States sales are export sales of $30 million in fiscal 1998, $36 million in fiscal 1997, and $32 million in fiscal 1996. Sales under prime contracts from the U.S. Government were approximately $7 million in fiscal 1998, $9 million in fiscal 1997, and $8 million in fiscal 1996.

                            SALES TO     INTERGEOGRAPHIC
                          UNAFFILIATED      SALES TO                                 PRE-TAX         IDENTIFIABLE
                          CUSTOMERS(1)     AFFILIATES           TOTAL SALES          EARNINGS           ASSETS
                         -------------- -------------------  -------------------  ----------------  --------------
                         1998 1997 1996 1998   1997   1996   1998   1997   1996   1998  1997  1996  1998 1997 1996
                         ---- ---- ---- -----  -----  -----  -----  -----  -----  ----  ----  ----  ---- ---- ----
                                                      (DOLLARS IN MILLIONS)
United States..........  $327 $325 $284 $ 116  $ 114  $ 109  $ 443  $ 439  $ 393  $ 39  $ 43  $ 32  $214 $193 $140
International..........   223  216  219   112     97     98    335    313    317    34    23    25   159  130  144
                         ---- ---- ---- -----  -----  -----  -----  -----  -----  ----  ----  ----  ---- ---- ----
 Total geographic
  segments.............   550  541  503   228    211    207    778    752    710    73    66    57   373  323  284
Eliminations, corporate
 & other...............     8    1    1  (228)  (211)  (207)  (220)  (210)  (206)  (34)  (39)  (46)   31   35   17
                         ---- ---- ---- -----  -----  -----  -----  -----  -----  ----  ----  ----  ---- ---- ----
 Total Company.........  $558 $542 $504 $ --   $ --   $ --   $ 558  $ 542  $ 504  $ 39  $ 27  $ 11  $404 $358 $301
                         ==== ==== ==== =====  =====  =====  =====  =====  =====  ====  ====  ====  ==== ==== ====

-------
(1) Includes sales to VAI and SEB (Note 11).

  Total sales is based on the location of the operation furnishing goods and services. International sales based on final destination of products sold are $261 million in fiscal 1998, $253 million in fiscal 1997, and $250 million in fiscal 1996.

NOTE 13. QUARTERLY FINANCIAL DATA (UNAUDITED)

                                      1998                            1997
                         ------------------------------- -------------------------------
                          FIRST  SECOND   THIRD  FOURTH   FIRST  SECOND   THIRD  FOURTH
                         QUARTER QUARTER QUARTER QUARTER QUARTER QUARTER QUARTER QUARTER
                         ------- ------- ------- ------- ------- ------- ------- -------
                                 (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Sales................... $141.0  $141.0  $129.9  $145.9  $124.9  $134.9  $137.5  $144.6
                         ------  ------  ------  ------  ------  ------  ------  ------
Gross profit............   54.5    55.8    53.9    57.2    49.8    52.0    53.7    55.6
                         ------  ------  ------  ------  ------  ------  ------  ------
Net Earnings............    5.8     6.4     5.2     6.0     3.5     3.5     3.7     3.5
                         ======  ======  ======  ======  ======  ======  ======  ======
Pro forma net earnings
 per share.............. $ 0.19  $ 0.22  $ 0.17  $ 0.20  $ 0.12  $ 0.11  $ 0.13  $ 0.11
                         ======  ======  ======  ======  ======  ======  ======  ======

                       REPORT OF INDEPENDENT ACCOUNTANTS


The Board of Directors and Stockholders of Varian Associates, Inc.:

  In our opinion, the accompanying combined balance sheets and the related combined statements of earnings, divisional equity, and cash flows present fairly, in all material respects, the financial position of the Semiconductor Equipment Business of Varian Associates, Inc. (the "Company") at October 2, 1998 and September 26, 1997, and the results of its operations and its cash flows for each of the three years in the period ended October 2, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

                                          /s/ PricewaterhouseCoopers
                                           LLP
                                       -------------------------------
                                          PricewaterhouseCoopers LLP
San Jose, California
October 31, 1998

          SEMICONDUCTOR EQUIPMENT BUSINESS OF VARIAN ASSOCIATES, INC.

                        COMBINED STATEMENTS OF EARNINGS

                                                           FISCAL YEARS
                                                    ---------------------------
                                                      1998     1997      1996
                                                    -------- --------  --------
                                                      (IN THOUSANDS, EXCEPT
                                                        PER SHARE AMOUNTS)
Revenue............................................ $342,944 $448,322  $667,246
                                                    -------- --------  --------
Operating Costs and Expenses
  Cost of revenue..................................  225,237  263,639   400,117
  Research and development.........................   40,823   47,195    55,642
  Marketing........................................   35,211   50,783    52,721
  General and administrative.......................   25,363   31,893    36,419
  Gain on sale of Thin Film Systems business.......      --   (51,039)      --
                                                    -------- --------  --------
  Total operating costs and expenses...............  326,634  342,471   544,899
                                                    -------- --------  --------
Operating Earnings before Taxes....................   16,310  105,851   122,347
  Taxes on earnings................................    4,913   34,855    43,004
                                                    -------- --------  --------
Net Earnings....................................... $ 11,397 $ 70,996  $ 79,343
                                                    ======== ========  ========
Pro Forma Net Earnings Per Share................... $   0.38 $   2.33  $   2.56
                                                    ======== ========  ========
Shares used in pro forma per share computations....   29,910   30,451    31,024
                                                    ======== ========  ========


          See accompanying Notes to the Combined Financial Statements.

          SEMICONDUCTOR EQUIPMENT BUSINESS OF VARIAN ASSOCIATES, INC.

                            COMBINED BALANCE SHEETS

                                                               FISCAL YEAR-END
                                                              ------------------
                                                                1998      1997
                                                              --------  --------
                                                                 (DOLLARS IN
                                                                 THOUSANDS)
                           ASSETS
                           ------
Current Assets
  Accounts receivable........................................ $ 62,677  $ 98,678
  Inventories................................................   60,692    50,233
  Other current assets.......................................   38,754    41,404
                                                              --------  --------
    Total Current Assets.....................................  162,123   190,315
                                                              --------  --------
Property, Plant, and Equipment...............................   84,128    65,885
  Accumulated depreciation and amortization..................  (45,314)  (37,271)
                                                              --------  --------
    Net Property, Plant, and Equipment.......................   38,814    28,614
                                                              --------  --------
Other Assets.................................................   23,689    14,370
                                                              --------  --------
    Total Assets............................................. $224,626  $233,299
                                                              ========  ========
              LIABILITIES AND DIVISIONAL EQUITY
              ---------------------------------
Current Liabilities
  Accounts payable--trade.................................... $ 10,513  $ 19,465
  Accrued expenses...........................................   77,050    90,793
  Product warranty...........................................   21,435    16,948
  Advance payments from customers............................    3,631     2,065
                                                              --------  --------
    Total Current Liabilities................................  112,629   129,271
Long-Term Accrued Expenses...................................    6,796     6,247
Deferred Taxes...............................................    1,952     3,044
                                                              --------  --------
    Total Liabilities........................................  121,377   138,562
                                                              --------  --------
Commitments and Contingencies (Notes 9 and 10)
Divisional Equity............................................  103,249    94,737
                                                              --------  --------
    Total Liabilities and Divisional Equity.................. $224,626  $233,299
                                                              ========  ========


          See accompanying Notes to the Combined Financial Statements.

          SEMICONDUCTOR EQUIPMENT BUSINESS OF VARIAN ASSOCIATES, INC.

                    COMBINED STATEMENTS OF DIVISIONAL EQUITY

                                                                      (DOLLARS
                                                                         IN
                                                                     THOUSANDS)
Balance, Fiscal Year-End, 1995...................................... $ 133,536
  Net earnings for the year.........................................    79,343
  Net transfers (to) from Varian Associates, Inc....................   (49,573)
                                                                     ---------
Balance, Fiscal Year-End, 1996......................................   163,306
  Net earnings for the year.........................................    70,996
  Net transfers (to) from Varian Associates, Inc....................  (139,565)
                                                                     ---------
Balance, Fiscal Year-End, 1997......................................    94,737
  Net earnings for the year.........................................    11,397
  Net transfers (to) from Varian Associates, Inc....................    (2,885)
                                                                     ---------
Balance, Fiscal Year-End, 1998...................................... $ 103,249
                                                                     =========




          See accompanying Notes to the Combined Financial Statements.

          SEMICONDUCTOR EQUIPMENT BUSINESS OF VARIAN ASSOCIATES, INC.

                       COMBINED STATEMENTS OF CASH FLOWS

                                                       FISCAL YEARS
                                                -----------------------------
                                                  1998      1997       1996
                                                --------  ---------  --------
                                                  (DOLLARS IN THOUSANDS)
Operating Activities
    Net Cash Provided by (Used in) Operating
     Activities................................ $ 40,219  $  (2,706) $ 71,577
                                                --------  ---------  --------
Investing Activities
  Proceeds from sale of Thin Film Systems......      --     145,500       --
  Purchase of property, plant, and equipment...   (7,191)   (10,732)  (22,418)
  Purchase of businesses, net of cash ac-
   quired......................................  (31,014)       --        --
  Other........................................      --       6,535       --
                                                --------  ---------  --------
Net Cash Provided by (Used in) Investing
 Activities....................................  (38,205)   141,303   (22,418)
                                                --------  ---------  --------
Financing Activities
  Net transfers (to) from Varian Associates,
   Inc.........................................   (2,885)  (139,565)  (49,573)
                                                --------  ---------  --------
    Net Cash Provided by (Used in) Financing
     Activities................................   (2,885)  (139,565)  (49,573)
                                                --------  ---------  --------
Effects of Exchange Rate Changes on Cash.......      871        968       414
                                                --------  ---------  --------
    Net Increase (Decrease) in Cash and Cash
     Equivalents...............................      --         --        --
    Cash and Cash Equivalents at Beginning of
     Fiscal Year...............................      --         --        --
                                                --------  ---------  --------
    Cash and Cash Equivalents at End of Fiscal
     Year...................................... $    --   $     --   $    --
                                                ========  =========  ========
Detail of Net Cash Provided by (Used in) Oper-
 ating Activities
  Net Earnings................................. $ 11,397  $  70,996  $ 79,343
  Adjustments to reconcile net earnings to net
   cash
   provided by (used in) operating activities
  Depreciation.................................    7,290     11,180     9,295
  Gain on sale of Thin Film Systems business...      --     (51,039)      --
  Deferred taxes...............................    4,500     (8,593)   (7,713)
  Changes in assets and liabilities:
    Accounts receivable........................   38,185       (675)  (12,190)
    Inventories................................    3,676         47    (4,336)
    Other current assets.......................   (2,480)     3,600    (1,780)
    Accounts payable--trade....................  (10,047)      (541)   (8,981)
    Accrued expenses...........................  (15,697)   (23,675)      995
    Product warranty...........................   (1,821)    (4,431)    1,638
    Advance payments from customers............    1,605     (5,086)   10,297
    Long-term accrued expenses.................      549      4,792     5,961
    Other......................................    3,062        719      (952)
                                                --------  ---------  --------
    Net Cash Provided by (Used in) Operating
     Activities................................ $ 40,219  $  (2,706) $ 71,577
                                                ========  =========  ========

          See accompanying Notes to the Combined Financial Statements.

          SEMICONDUCTOR EQUIPMENT BUSINESS OF VARIAN ASSOCIATES, INC.

                    NOTES TO COMBINED FINANCIAL STATEMENTS


NOTE 1. BASIS OF PRESENTATION

  On August 21, 1998, the Board of Directors of Varian Associates, Inc. ("VAI") announced a plan to reorganize into three publicly traded independent companies by spinning off two of its businesses to stockholders in a tax-free distribution (the "Distribution"). The Distribution is subject to final approval by VAI's Board of Directors. Among other things, this approval is conditioned upon the receipt of a ruling from the Internal Revenue Service that the spin-off of the two businesses will be a tax free transaction for VAI stockholders, VAI, the Instruments Business of VAI ("IB"), and the Semiconductor Equipment Business of VAI (the "Company") and upon the approval of the plan for the Distribution by VAI stockholders.

  Under the plan for the Distribution, the Company and IB will be incorporated as Varian Semiconductor Equipment Associates, Inc. and Varian, Inc., respectively, and will become publicly traded companies. Also under the plan for the Distribution, each of VAI and IB will have between $50 and $100 million of outstanding indebtedness under VAI's term loans and notes payable, and VAI will contribute cash to the Company so that at the Distribution, the Company will have approximately $100 million in cash and cash equivalents and consolidated debt not exceeding $5 million. The Company will include VAI's business units that manufacture, sell and service ion implantation and thin film deposition equipment for use in semiconductor wafer fabrication. Also under the plan for Distribution, the Company will be incorporated in Delaware in December 1998, with 150,000,000 shares of common stock and 5,000,000 shares of preferred stock authorized. Upon incorporation, all outstanding shares of the Company's common stock will be owned by VAI. For purposes of these financial statements and notes to these financial statements, the Company includes the assets, liabilities, operating results and cash flows of the VAI business units described above that will comprise the Company under the plan for the Distribution.

  The combined financial statements of the Company have been prepared using VAI's historical bases in the assets and liabilities and historical results of operations of the Company's businesses, except for the accounting for income taxes (see Note 2).

  The combined financial statements of the Company include the accounts of the Company's businesses after elimination of inter-business balances and transactions.

  The Company's fiscal years reported are the 52- or 53-week period ended on the Friday nearest September 30. Fiscal year 1998 comprises the 53-week period ended on October 2, 1998. Fiscal years 1997 and 1996 comprise the 52-week periods ended on September 26, 1997 and September 27, 1996, respectively.

  The combined financial statements generally reflect the financial position, operating results, and cash flows of the Company as if it were a separate entity for all periods presented. Where it was practicable to identify specifically VAI corporate amounts with the activities of the Company, such amounts have been included in the accounts of the Company. The combined financial statements also include allocations of certain VAI corporate assets (including pension assets), liabilities (including profit sharing and pension benefits), and expenses (including legal, accounting, employee benefits, insurance services, information technology services, treasury, and other VAI corporate overhead) to the Company. These amounts have been allocated to the Company on the basis that is considered by management to reflect most fairly or reasonably the utilization of the services provided to or the benefit obtained by the Company. Typical measures and activity indicators used for allocation purposes include headcount, sales revenue, and payroll expense. Management believes that the methods used to allocate these amounts are reasonable. However, these allocations are not necessarily indicative of the amounts that would have been or that will be recorded by the Company on a stand-alone basis.

  For purposes of governing certain of the ongoing relationships between the Company, VAI, and IB after the Distribution and to provide for an orderly transition, the Company, VAI, and IB have entered or will enter into various agreements including a distribution agreement, tax sharing agreement, employee benefits allocation agreement, intellectual property agreement, and transition services agreement (collectively, the "Distribution Related Agreements").

          SEMICONDUCTOR EQUIPMENT BUSINESS OF VARIAN ASSOCIATES, INC.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

 Foreign Currency Translation

  For non-U.S. operations, the U.S. dollar is the functional currency. Monetary assets and liabilities of foreign subsidiaries are translated into U.S. dollars at current exchange rates. Non-monetary assets such as inventories and property, plant, and equipment are translated at historical rates. Income and expense items are translated at effective rates of exchange prevailing during each year, except that inventories and depreciation charged to operations are translated at historical rates. The aggregate exchange loss included in general and administrative expenses for fiscal years 1998, 1997, and 1996 was $0.9 million, $1.1 million, and $.2 million, respectively.

 Revenue Recognition

  Revenue related to systems is recognized upon shipment, which usually precedes customer acceptance as the performance of installation obligations is essentially perfunctory and there is a demonstrated history of customer acceptance of such systems following shipment. The Company's products are generally subject to installation and warranty, and the Company provides for the estimated future costs of installation, repair, replacement, or customer accommodation in cost of revenue when revenue is recognized. Service revenue is recognized ratably over the period of the related contract. Royalty revenue is recognized upon notification of sale by the Company's licencees. The terms of the royalty agreements generally require licensees to give notification to the Company and to pay royalties within 30 to 60 days of the end of the quarter during which the sales take place.

 Legal Expenses

  The Company accrues estimated amounts for legal fees expected to be incurred in connection with loss contingencies.

 Financial Instruments

  The Company considers currency on hand, demand deposits, and all highly liquid debt securities with an original maturity of three months or less to be cash and cash equivalents.

  Financial instruments that potentially subject the Company to concentrations of credit risk comprise trade accounts receivable and forward exchange contracts. The Company sells its products and extends trade credit to a large number of customers, who are dispersed across many different geographies. The Company performs ongoing credit evaluations of these customers and generally does not require collateral from them. Trade accounts receivable are stated net of allowances for doubtful accounts of $602,000 at the end of fiscal year 1998 and $556,000 at the end of fiscal year 1997.

  The Company enters into forward exchange contracts to mitigate the effects of operational (sales orders and purchase commitments) and balance sheet exposures to fluctuations in foreign currency exchange rates. The Company does not enter into forward exchange contracts for trading purposes. When the Company's foreign exchange contracts hedge operational exposure, the effects of movements in currency exchange rates on these instruments are recognized in income when the related revenues and expenses are recognized. All forward exchange contracts hedging operational exposure are designated and highly effective as hedges. The critical

          SEMICONDUCTOR EQUIPMENT BUSINESS OF VARIAN ASSOCIATES, INC.

terms of all forward exchange contracts hedging operational exposure and of the forecasted transactions being hedged are substantially identical. Accordingly, the Company expects that changes in the fair value or cash flows of the hedging instruments and the hedged transactions (for the risk that is being hedged) will completely offset at the hedge's inception and on an ongoing basis. When foreign exchange contracts hedge balance sheet exposure, such effects are recognized in income when the exchange rate changes in accordance with the requirements for other foreign currency transactions. Gains and losses on hedges of existing assets or liabilities are included in the carrying amounts of those assets or liabilities and are ultimately recognized in income as part of those carrying amounts. Gains and losses related to qualifying hedges of firm commitments also are deferred and are recognized in income or as adjustments of carrying amounts when the hedged transaction occurs. Any deferred gains or losses are included in accrued expenses in the balance sheet. If a hedging instrument is sold or terminated prior to maturity, gains and losses continue to be deferred until the hedged item is recognized in income. If a hedging instrument ceases to qualify as a hedge, any subsequent gains and losses are recognized currently in income. The Company's forward exchange contracts generally range from one to three months in original maturity.

  Because the impact of movements in currency exchange rates on foreign exchange contracts generally offsets the related impact on the underlying items being hedged, forward exchange contracts do not subject the Company to risk that would otherwise result from changes in currency exchange rates. The Company's forward exchange contracts contain credit risk in that its banking counter-parties may be unable to meet the terms of the agreements. The Company seeks to minimize such risk by limiting its counter-parties to major financial institutions. Also, the potential risk of loss with any one party resulting from this type of credit risk is monitored by management of the Company. The fair value of forward exchange contracts generally reflects the estimated amounts that the Company would receive or pay to terminate the contracts at the reporting date, thereby taking into account and approximating the current unrealized and realized gains or losses of open contracts. The notional amounts of forward exchange contracts are not a measure of the Company's exposure.

 Pro Forma Net Earnings per Share

  The computation of pro forma net earnings per share for fiscal years 1998, 1997, and 1996 is based on the weighted average number of shares of VAI common stock outstanding during the respective periods, reflecting the anticipated ratio of one share of Company common stock for each share of VAI common stock at the time of Distribution.

 Divisional Equity

  Divisional equity includes historical investments and advances from VAI, including net transfers to/from VAI, third party liabilities paid on behalf of the Company by VAI, amounts due to affiliates related to purchases, amounts due to/from VAI for services and other charges, and current period net earnings of the Company.

 Interim Financial Statements (Unaudited)

  The unaudited condensed combined interim financial information reflects all adjustments, which consist of only normal, recurring adjustments, necessary to present fairly the results of operations of the Company for each fiscal quarter during fiscal years 1998 and 1997.

 Inventories

  Inventories are valued at the lower of cost or market (realizable value) using last-in, first-out (LIFO) cost for the U.S. inventories. All other inventories are valued principally at average cost. If the first-in, first-out
(FIFO) method had been used for those operations valuing inventories on a LIFO basis, inventories would have been higher than reported by $20.3 million in fiscal 1998, $20.6 million in fiscal 1997, and $18.0 million in fiscal 1996.

          SEMICONDUCTOR EQUIPMENT BUSINESS OF VARIAN ASSOCIATES, INC.

  The Company's inventories include high technology parts and components that may be specialized in nature or subject to rapid technological obsolescence. While the Company has programs to minimize the required inventories on hand and considers technological obsolescence in estimating the required allowance to reduce recorded amounts to market values, such estimates could change in the future.

 Property, Plant, and Equipment

  Property, plant, and equipment are stated at cost. Major improvements are capitalized, while maintenance and repairs are expensed currently. Plant and equipment are depreciated over their estimated useful lives using the straight-line method for financial reporting purposes and accelerated methods for tax purposes. Machinery and equipment lives vary from 1 to 15 years, and buildings are depreciated from 3 to 40 years. Leasehold improvements are amortized using the straight-line method over their estimated useful lives, or the remaining term of the lease, whichever is less. When assets are retired or otherwise disposed of, the assets and related accumulated depreciation are removed from the accounts. Gains or losses resulting from retirements or disposals are included in earnings from operations.

 Other Assets

  Goodwill, which is the excess of the cost of acquired businesses over the sum of the amounts assigned to identifiable assets acquired less liabilities assumed, is amortized on a straight-line basis over periods ranging from 5 to 40 years. Investments in affiliated companies over whose operations the Company has significant influence but not control are accounted for under the equity method.

 Impairment of Long-Lived Assets

  Whenever events or changes in circumstances indicate that the carrying amounts of long-lived assets and goodwill related to those assets may not be recoverable, the Company estimates the future cash flows, undiscounted and without interest charges, expected to result from the use of those assets and their eventual disposition. If the sum of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets.

 Research and Development

  Company-sponsored research and development costs related to both present and future products are expensed currently. Costs related to research and development contracts are included in inventory and charged to cost of revenue upon recognition of related revenue. Total expenditures on research and development for fiscal years 1998, 1997, and 1996, were $40.8 million, $48.1 million, and $56.9 million, respectively, of which $0.9 million and $1.3 million has been funded by customers in fiscal years 1997 and 1996. No research and development expenditures were funded by customers in fiscal 1998.

 Taxes on Earnings

  The Company's operating results historically have been included in VAI's consolidated U.S. and state income tax returns and in tax returns of certain VAI foreign subsidiaries. Except for the utilization of foreign tax credits, the provision for income taxes in the Company's combined financial statements has been determined on a separate-return basis, under which the Company's provision for income taxes comprises its estimated tax liability and the change in its deferred income taxes. Foreign tax credits are benefited to the extent they were utilized in VAI's consolidated tax returns. Deferred tax assets and liabilities are recognized for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts. Income taxes paid on behalf of the Company by VAI are included in divisional equity.

  Effective after the Distribution, the Company will file separate income tax returns.

          SEMICONDUCTOR EQUIPMENT BUSINESS OF VARIAN ASSOCIATES, INC.

 Recent Accounting Pronouncements

  In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. It is effective for the Company's fiscal year 1999. The impact of the implementation of SFAS No. 130 on the combined financial statements of the Company has not yet been determined.

  In June 1997, the FASB issued SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information." SFAS No. 131 changes current practice under SFAS No. 14 by establishing a new framework on which to base segment reporting (referred to as the "management" approach) and also requires interim reporting of segment information. It is effective for the Company's fiscal year 1999. The Company has not determined the impact of its implementation on the reporting of the Company's segment information.

  In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes a new model for accounting for derivatives and hedging activities and is effective for the Company's fiscal year 2000. The impact of the implementation of SFAS No. 133 on the combined financial statements of the Company has not yet been determined.

NOTE 3. BALANCE SHEET DETAIL

 Inventories

                                                                     1998  1997
                                                                     ----- -----
                                                                     (DOLLARS IN
                                                                      MILLIONS)
   Raw materials and parts.......................................... $24.7 $23.8
   Work in process..................................................  22.5  22.9
   Finished goods...................................................  13.5   3.5
                                                                     ----- -----
       Total Inventories............................................ $60.7 $50.2
                                                                     ===== =====

 Property, Plant, and Equipment

                                                                    1998  1997
                                                                    ----- -----
                                                                    (DOLLARS IN
                                                                     MILLIONS)
   Land and land improvements...................................... $ 2.4 $ 0.9
   Buildings.......................................................  30.1  25.5
   Machinery and equipment.........................................  50.4  38.0
   Construction in progress........................................   1.2   1.5
                                                                    ----- -----
       Total Property, Plant, and Equipment........................ $84.1 $65.9
                                                                    ===== =====

 Other Assets

                                                                    1998  1997
                                                                    ----- -----
                                                                    (DOLLARS IN
                                                                     MILLIONS)
   Goodwill........................................................ $19.4 $ --
   Less accumulated amortization...................................   0.4   --
                                                                    ----- -----
   Net goodwill....................................................  19.0   --
                                                                    ----- -----
   Other...........................................................   4.7  14.4
                                                                    ----- -----
       Total Other Assets.......................................... $23.7 $14.4
                                                                    ===== =====

          SEMICONDUCTOR EQUIPMENT BUSINESS OF VARIAN ASSOCIATES, INC.

  Amortization expense for goodwill was $0.4 million for fiscal year 1998. There was no amortization expense for goodwill for fiscal years 1997 and 1996.

 Accrued Expenses

                                                                    1998  1997
                                                                    ----- -----
                                                                    (DOLLARS IN
                                                                     MILLIONS)
   Payroll and employee benefits................................... $13.6 $19.6
   Foreign income taxes payable....................................  10.3  10.4
   Estimated loss contingencies....................................  34.0  41.2
   Other...........................................................  19.2  19.6
                                                                    ----- -----
   Total Accrued Expenses.......................................... $77.1 $90.8
                                                                    ===== =====

NOTE 4. FORWARD EXCHANGE CONTRACTS

  Forward exchange contracts outstanding as of fiscal year-end 1998 are summarized as follows:

                                                     NOTIONAL
                                                       VALUE    NOTIONAL  FAIR
                                                     PURCHASED VALUE SOLD VALUE
                                                     --------- ---------- -----
                                                       (DOLLARS IN THOUSANDS)
   Japanese yen.....................................   $ --     $   231   $   7
   French francs....................................     --       2,884    (117)
   British pounds...................................     --          55     --
   Italian lira.....................................      90        --       (5)
   German marks.....................................     --       2,011    (108)
   Taiwan dollars...................................     --         910     (25)
   Korean won.......................................     --       7,738      18
   Swiss francs.....................................       6        --      --
                                                       -----    -------   -----
   Total............................................     $96    $13,829   $(230)
                                                       =====    =======   =====

  There were no unrealized gains or losses for the forward exchange contracts as of fiscal year-end 1998.

NOTE 5. ACQUISITIONS AND SALE OF BUSINESS

  In July 1998, the Company acquired certain assets and assumed certain liabilities of the ion implantation division of Genus, Inc. ("Genus") for approximately $24.15 million in cash, plus additional payments if certain sales and cash collection targets are met by December 31, 1998. The ion implantation division of Genus was a supplier of high energy ion implantation equipment for use in semiconductor wafer fabrication. This acquisition has been accounted for under the purchase method. The Company is amortizing acquired goodwill of $16.6 million over 10 years.

  In January 1998, the Company acquired the outstanding minority ownership interest of Varian Korea Ltd. ("VKL") for approximately $7.8 million in cash. VKL is engaged in the manufacturing, installation, servicing, and sales of semiconductor manufacturing equipment and other products. The acquisition of the minority ownership interest has been accounted for using the purchase method; accordingly, the Company's combined operating results include 100% of the operating results of VKL subsequent to the acquisition date. The Company is amortizing acquired goodwill of $2.8 million over 40 years.

  The Company's pro forma revenue, earnings from operations, net earnings, and net earnings per share for fiscal years 1998 and 1997, assuming the VKL acquisition occurred at the beginning of such years, would not have been materially different from the actual amounts reported for such periods.

          SEMICONDUCTOR EQUIPMENT BUSINESS OF VARIAN ASSOCIATES, INC.

  In June 1997, VAI completed the sale of its Thin Film Systems operations, a product line of the Company ("TFS"). Total proceeds received from the sale of TFS were $145.5 million in cash. A $51.5 million reserve was recorded to cover, among other items, purchase price disputes, retained liabilities, transactions costs, employee terminations, facilities separation costs, indemnification obligations, litigation expense, and other contingencies. During the remainder of fiscal 1997, $10.3 million of this reserve was utilized (primarily for the cash settlement of transaction and legal indemnification and defense costs). During fiscal 1998, an additional $7.2 million of this reserve was utilized (primarily for the cash settlement of transaction, employee termination, facilities separation, and legal indemnification and defense costs). The gain on the sale was $33.2 million (net of income taxes of $17.8 million). The reserve as of October 2, 1998 was $34.0 million and related to costs associated with pending litigation and indemnity obligations relating to certain patent infringement claims by Applied Materials, Inc. as well as purchase price disputes with Novellus Systems, Inc. arising out of the sale of TFS (See Note 10).

NOTE 6. EMPLOYEE STOCK PLANS

  Under VAI's Omnibus Stock and Employee Stock Purchase Plans, certain employees of the Company are eligible for the grant of stock options and restricted stock and are eligible to purchase VAI common stock. The exercise price for incentive and non-qualified stock options granted under the Omnibus Stock Plan may not be less than 100% of the fair market value of VAI common stock at the date of grant. Options granted are exercisable at such times and are subject to such restrictions and conditions as determined by the Organization and Compensation Committee of the Board of Directors of VAI, but no option shall be exercisable later than ten years from the date of grant. Options granted are generally exercisable in cumulative installments of one-third each year, commencing one year following the date of grant, and expire if not exercised within seven or ten years from the date of grant. Restricted stock grants may be awarded at prices ranging from 0% to 50% of the fair market value of VAI common stock and may be subject to restrictions on transferability and continued employment as determined by the Organization and Compensation Committee. Participants in the Employee Stock Purchase Plan are eligible to purchase VAI common stock at the lower of 85% of the closing market price of VAI common stock on the first trading day of the VAI fiscal quarter of the first trading day of the next VAI fiscal quarter. This discount is treated as equivalent to the cost of issuing common stock for financial reporting purposes. VAI intends to suspend the Employee Stock Purchase Plan prior to the Distribution.

  At fiscal year-end 1998, outstanding options for VAI common stock held by Company employees totaled approximately 768,000, of which approximately 329,000 had vested and were exercisable. At fiscal year-end 1998, the exercise prices of outstanding options range from $10.91 to $58.31.

  At fiscal year-end 1997, outstanding options for VAI common stock held by Company employees totaled approximately 600,000, of which approximately 183,000 had vested and were exercisable. At fiscal year-end 1997, the exercise prices of outstanding options range from $10.91 to $58.31.

  At fiscal year-end 1996, outstanding options for VAI common stock held by Company employees totaled approximately 604,000, of which approximately 121,000 had vested and were exercisable. At fiscal year-end 1996, the exercise prices of outstanding options range from $10.91 to $61.19.

  Immediately following the Distribution, it is anticipated that the majority of outstanding awards under the VAI Omnibus Stock Plan held by Company employees will be replaced by substitute awards under the SEB Omnibus Stock Plan. The substitute awards will have the same ratio of the exercise price per share to the market value per share, the same aggregate difference between market value and exercise price, and the same vesting provisions, option periods, and other terms and conditions as the awards they replace.

  The Company will comply with the pro forma disclosure requirements set forth in SFAS No. 123, "Accounting for Stock-Based Compensation," once the number of substitute awards and related exercise prices are determined. These determinations cannot be made until subsequent to the Distribution.

          SEMICONDUCTOR EQUIPMENT BUSINESS OF VARIAN ASSOCIATES, INC.

NOTE 7. RETIREMENT PLANS

  Certain employees of the Company in the United States are eligible to participate in the VAI-sponsored defined contribution plan. The Company's major obligation is to contribute an amount based on a percentage of each participant's base pay. The Company also contributes 5% of its combined operating earnings, as adjusted for discretionary items, as retirement plan profit sharing. Participants are entitled, upon termination or retirement, to their portion of the retirement fund assets, which are held by a third-party trustee. Included in the accompanying combined statements of earnings is an allocation of total pension expense for Company employees under the VAI-sponsored defined contribution plan of $3.4 million, $4.0 million, and $4.8 million, for fiscal years 1998, 1997, and 1996, respectively.

  At the Distribution, the Company will assume responsibility for pension and postretirement benefits for active employees of the Company; the responsibility for all others, principally retirees of VAI, will remain with VAI. An allocation of assets and liabilities for foreign defined benefit pension, postemployment, and postretirement benefits, which are not material to the Company's financial statements, has been included in these combined financial statements.

NOTE 8. TAXES ON EARNINGS

  Taxes on earnings from operations are as follows:

                                                            1998   1997   1996
                                                            -----  -----  -----
                                                               (DOLLARS IN
                                                                MILLIONS)
   Current
     U.S. federal.......................................... $(1.7) $38.2  $39.3
     Non-U.S...............................................   1.5    1.7    1.2
     State and local.......................................   0.6    3.5    6.4
                                                            -----  -----  -----
       Total current.......................................   0.4   43.4   46.9
                                                            -----  -----  -----
   Deferred
     U.S. federal..........................................   4.5   (8.5)  (3.9)
                                                            -----  -----  -----
       Total deferred......................................   4.5   (8.5)  (3.9)
                                                            -----  -----  -----
   Taxes on Earnings....................................... $ 4.9  $34.9  $43.0
                                                            =====  =====  =====

          SEMICONDUCTOR EQUIPMENT BUSINESS OF VARIAN ASSOCIATES, INC.

  Significant items making up deferred tax assets and liabilities are as follows:

                                                                 1998   1997
                                                                 -----  -----
                                                                 (DOLLARS IN
                                                                  MILLIONS)
   Assets:
     Product warranty........................................... $ 5.4  $ 5.9
     Special provisions.........................................  13.4   15.1
     Inventory adjustments......................................  12.5   13.7
     Other......................................................   3.0    5.1
                                                                 -----  -----
                                                                  34.3   39.8
                                                                 -----  -----
   Liabilities:
     Accelerated depreciation...................................   2.0    2.5
     Other......................................................   --     0.5
                                                                 -----  -----
                                                                   2.0    3.0
                                                                 -----  -----
   Net deferred tax asset....................................... $32.3  $36.8
                                                                 =====  =====

  The classification of the net deferred tax asset on the combined balance sheets is as follows:

                                                                 1998   1997
                                                                 -----  -----
                                                                 (DOLLARS IN
                                                                  MILLIONS)
   Net current deferred tax asset (included in other current
    assets)..................................................... $34.3  $39.8
   Net long-term deferred tax liability.........................  (2.0)  (3.0)
                                                                 -----  -----
   Net deferred tax asset....................................... $32.3  $36.8
                                                                 =====  =====

  Operating earnings before taxes consist of the following:

                                                            1998   1997    1996
                                                            ----- ------  ------
                                                                (DOLLARS IN
                                                                 MILLIONS)
   U.S..................................................... $12.3 $106.1  $121.4
   Foreign.................................................   4.0   (0.2)    0.9
                                                            ----- ------  ------
                                                            $16.3 $105.9  $122.3
                                                            ===== ======  ======

  The effective tax rate on earnings from operations differs from the U.S. federal statutory tax rate as a result of the following:

                                                               1998  1997  1996
                                                               ----  ----  ----
   Federal statutory income tax rate.......................... 35.0% 35.0% 35.0%
   State and local taxes, net of federal tax benefit..........  2.6   2.1   3.4
   Foreign sales corporation.................................. (3.0) (1.8) (2.9)
   Other...................................................... (4.5) (2.4) (0.3)
                                                               ----  ----  ----
   Effective tax rate......................................... 30.1% 32.9% 35.2%
                                                               ====  ====  ====

          SEMICONDUCTOR EQUIPMENT BUSINESS OF VARIAN ASSOCIATES, INC.

NOTE 9. LEASE COMMITMENTS

  At fiscal year-end 1998, the Company was committed to minimum rentals under non-cancellable operating leases for fiscal years 1999 through 2003 and thereafter, as follows, in millions: $1.8, $1.3, $1.2, $1.2, $1.0, and $10.9, respectively. Rental expense for fiscal years 1998, 1997, and 1996, in millions, was $3.3, $2.4, and $2.8, respectively.

  Prior to the Distribution, the Company will enter into certain lease or sublease agreements with VAI, an affiliate, or third parties for certain lease facilities and other equipment, which agreements principally are a continuation of existing lease commitments at market rates. These commitments are included in the amounts above.

NOTE 10. CONTINGENCIES

Environmental Remediation

  VAI has been named by the U.S. Environmental Protection Agency or third parties as a potentially responsible party under the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, at eight sites where the Company is alleged to have shipped manufacturing waste for recycling or disposal. VAI is also involved in various stages of environmental investigation and/or remediation under the direction of, or in consultation with, federal, state, and/or local agencies at certain current or former VAI facilities (including facilities disposed of in connection with VAI's sale of its Electron Devices Business during fiscal 1995, and the sale of TFS during fiscal 1997). VAI's expenditures for environmental investigation and remediation amounted to $4.9 million in fiscal 1998, compared with $2.3 million in fiscal 1997 and with $5.2 million in fiscal 1996.

  For certain of these sites and facilities, various uncertainties make it difficult to assess the likelihood and scope of further investigation or remediation activities or to estimate the future costs of such activities if undertaken. As of October 2, 1998, VAI nonetheless estimated that the future exposure for environmental related investigation and remediation costs for these sites ranged in the aggregate from $21.6 million to $48.9 million. The time frame over which these costs are expected to be incurred varies with each site and facility, ranging up to approximately 30 years as of October 2, 1998. VAI management believes that no amount in the foregoing range of estimated future costs is more probable of being incurred than any other amount in such range, and therefore, VAI has accrued $21.6 million in estimated environmental costs as of October 2, 1998. This amount accrued by VAI has not been discounted to present value.

  As to other sites and facilities, VAI has gained sufficient knowledge to be able to better estimate the scope and costs of future environmental activities. As of October 2, 1998, VAI estimated that the future exposure for environmental related investigation and remediation costs for these sites ranged in the aggregate from $39.7 million to $73.7 million. The time frame over which these costs are expected to be incurred varies with each site, ranging up to approximately 30 years as of October 2, 1998. As to each of these sites and facilities, VAI management has determined that a particular amount within the range of estimated costs was a better estimate of the future environmental liability than any other amount within the range and that the amount and timing of these future costs were reliably determinable. Together, these amounts totaled $51.1 million at October 2, 1998. VAI accordingly has accrued $22.3 million, which represents this best estimate of the future costs discounted at 4%, net of inflation. This VAI reserve is in addition to the $21.6 million described above.

  Under the Distribution Related Agreements, the Company has agreed to indemnify VAI and IB for one-third of these environmental investigation and remediation costs, as adjusted for insurance proceeds in respect of these environmental costs and for the tax benefits expected to be realized by VAI upon the payment of the Company's portion of these environmental costs (Note
11). As of October 2, 1998, the Company's reserve for its

          SEMICONDUCTOR EQUIPMENT BUSINESS OF VARIAN ASSOCIATES, INC.

portion of environmental liabilities, based upon future environmental related costs estimated by VAI as of that date and included in long-term and current accrued expenses, is calculated as follows:

                                                                       TOTAL
                                            RECURRING NON-RECURRING ANTICIPATED
   YEAR                                       COSTS       COSTS     FUTURE COSTS
   ----                                     --------- ------------- ------------
                                                   (DOLLARS IN MILLIONS)
   1999....................................   $ 0.4       $0.7          $1.1
   2000....................................     0.5        0.2           0.7
   2001....................................     0.5        0.1           0.6
   2002....................................     0.5        0.0           0.5
   2003....................................     0.5        0.0           0.5
   Thereafter..............................     9.6        0.8          10.4
                                              -----       ----          ----
   Total costs.............................   $12.0       $1.8          13.8
                                              -----       ----          ----
   Imputed interest........................                             (6.0)
                                                                        ----
   Total reserve...........................                             $7.8
                                                                        ====

  The amounts set forth in the foregoing table are only estimates of anticipated future environmental related costs, and the amounts actually spent in the years indicated may be greater or less than such estimates. The aggregate range of cost estimates reflects various uncertainties inherent in many environmental investigation and remediation activities and the large number of sites where VAI is undertaking such investigation and remediation activities. VAI believes that most of these cost ranges will narrow as investigation and remediation activities progress. The Company believes that its reserves are adequate, but as the scope of the obligations becomes more clearly defined, these reserves may be modified and related charges against earnings may be made.

  Although any ultimate liability arising from environmental related matters described herein could result in significant expenditures that, if aggregated and assumed to occur within a single fiscal year, would be material to the Company's financial statements, the likelihood of such occurrence is considered remote. Based on information currently available to management and its best assessment of the ultimate amount and timing of environmental related events, the Company's management believes that the costs of these environmental related matters are not reasonably likely to have a material adverse effect on the combined financial statements of the Company.

Legal Proceedings

  In June 1997, Applied Materials, Inc. ("Applied") filed a civil action against VAI in the U.S. District Court for the Northern District of California alleging infringement of four patents relating to sputter coating systems. Applied contends that its patents are infringed by the M2i, MB/2/ (TM) and Inova (TM) systems that were manufactured and sold by TFS prior to VAI's sale of TFS to Novellus Systems, Inc. ("Novellus") in June 1997. The complaint requests unspecified money damages and an injunction preventing further alleged infringement and requests that any damages awarded be increased up to three-fold for VAI's and Novellus' alleged willful infringement. Novellus was subsequently added as a defendant in this action and, as part of the sale of TFS, VAI agreed to indemnify Novellus for certain damages it may suffer as a result of such litigation and to reimburse Novellus for up to $7.5 million of its litigation expenses. VAI's answer denied infringement and asserted that the Applied patents that are subject to the claims are invalid and that one of the asserted patents is unenforceable. VAI also filed a separate suit seeking damages and injunctive relief against Applied contending that certain of Applied's business practices violated antitrust laws. That action has been procedurally related to the infringement case and is pending before the same judge. Novellus has asserted three of its patents, obtained as part of its purchases of TFS, against Applied. Discovery has begun, but no date has been set for completion of discovery. During the fourth quarter of fiscal 1998, VAI and Applied began informal discussions concerning the possibility of resolving

          SEMICONDUCTOR EQUIPMENT BUSINESS OF VARIAN ASSOCIATES, INC.

some or all of the issues raised by the Applied litigation and VAI's antitrust suit through settlement or mediation. Discussions regarding a proposed procedure for non-binding mediation are continuing but have not yet resulted in a definitive mediation arrangement.

  In the event of an outcome unfavorable to the Company, the Company may be liable for damages for past sales through the June 1997 closing date of the sale of TFS to Novellus and may be liable to Novellus under the indemnification obligations described above. The Company has accrued certain amounts associated with the cost of resolving these matters (See Note 5).

  As permitted under the asset sale agreement between VAI and Novellus for the sale of TFS, Novellus has demanded an arbitration arising out of disputes over the closing balance sheet. Management believes that the Company has meritorious defenses to the Novellus demands.

  The Company has agreed to indemnify VAI and IB for any costs, liabilities or expenses relating to the Company's legal matters, including the Applied and Novellus matters. Under the Distribution Related Agreements, the Company has agreed to reimburse VAI for one-third of the costs, liabilities, and expenses, adjusted for any related tax benefits recognized or realized by VAI, with respect to certain legal proceedings relating to discontinued operations of VAI (Note 11).

  Also, from time to time, the Company is involved in a number of legal actions and could incur an uninsured liability in one or more of them. Accordingly, while the ultimate outcome of all of the above legal matters is not determinable, management believes the resolution of these matters will not have a material adverse effect on the financial condition or results of operations of the Company.

NOTE 11. OTHER TRANSACTIONS WITH AFFILIATES

  Purchases from IB for fiscal years 1998, 1997, and 1996 totaled $8.2 million, $9.2 million, and $18.0 million, respectively.

  VAI uses a centralized cash management system to finance its operations. Cash deposits from most of the Company's businesses are transferred to VAI on a daily basis, and VAI funds the Company's required disbursements. No interest has been charged or credited to the Company for these transactions.

  VAI provided certain centralized services (Note 1) to the Company. Cost allocations relating to these centralized services were $17.3 million, $16.7 million, and $17.8 million in fiscal years 1998, 1997, and 1996, respectively, and are included in operating costs in the combined statements of earnings. Amounts due to VAI for these expenses are included in Divisional Equity.

  Net transfers to or from VAI, included in Divisional Equity, include advances and loans from affiliates, net cash transfers to or from VAI, third party liabilities paid on behalf of the Company by VAI, amounts due to affiliates related to purchases, amounts due to or from VAI for services and other charges, and income taxes paid on behalf of the Company by VAI. The weighted average balance due to VAI was $162 million, $149 million, and $89 million for fiscal years 1998, 1997 and 1996, respectively.

  The activity in net transfers (to) from VAI for fiscal years 1998, 1997, and 1996 included in divisional equity in the combined statements of divisional equity is summarized as follows:

                                                        1998    1997     1996
                                                       ------  -------  ------
                                                       (DOLLARS IN MILLIONS)
   VAI services and other charges..................... $ 17.3  $  16.7  $ 17.8
   Cash transfers, net................................  (20.2)  (156.3)  (67.4)
                                                       ------  -------  ------
   Net transfers (to) from VAI........................ $ (2.9) $(139.6) $(49.6)
                                                       ======  =======  ======

          SEMICONDUCTOR EQUIPMENT BUSINESS OF VARIAN ASSOCIATES, INC.

  The Distribution Related Agreements provide that, from and after the Distribution, VAI, IB, and the Company will indemnify each and their respective subsidiaries, directors, officers, employees and agents against all losses arising in connection with shared liabilities (including certain environmental and legal liabilities). All shared liabilities will be managed and administered by VAI and expenses and losses, net of proceeds and other receivables, will be borne one-third each by VAI, IB, and the Company; the Distribution Related Agreements also provide that the Company shall assume all Company liabilities, other than shared liabilities (including accounts payable, accrued payroll, and pension liabilities) in accordance with their terms.
NOTE 12. INDUSTRY AND GEOGRAPHIC SEGMENTS

  The Company operates in one industry segment: semiconductor wafer fabrication equipment. Company products are used by major semiconductor manufacturers in the United States, Europe, Japan, Korea, and throughout the Asia Pacific region.

  The Company operates various manufacturing and marketing operations outside the United States. Interbusiness sales between geographic areas are accounted for at cost plus prevailing markups arrived at through negotiations between otherwise independent profit centers (Note 1).

  One customer accounted for 14% of total revenue in fiscal year 1998, and another customer accounted for 13% of total revenue in fiscal year 1996. No customer accounted for more than 10% of total revenue in fiscal year 1997.

  Included in the total of United States revenue is export revenue of $131 million in fiscal 1998, $162 million in fiscal 1997, and $347 million in fiscal 1996. Sales to customers located in Korea accounted for 11% and 24% of total revenues in fiscal years 1997 and 1996, respectively. Sales to customers located in Taiwan accounted for 24%, 17%, and 12% of total revenues in fiscal years 1998, 1997, and 1996, respectively. Sales to customers located in Japan accounted for 14% of total revenues in fiscal year 1996.

                           REVENUE FROM   INTERGEOGRAPHIC
                           UNAFFILIATED    REVENUE FROM                            PRE-TAX         IDENTIFIABLE
                            CUSTOMERS       AFFILIATES        TOTAL REVENUE        EARNINGS           ASSETS
                          -------------- -------------------  ----------------  ----------------  --------------
                          1998 1997 1996 1998   1997   1996   1998  1997  1996  1998  1997  1996  1998 1997 1996
                          ---- ---- ---- -----  -----  -----  ----  ----  ----  ----  ----  ----  ---- ---- ----
                                                      (DOLLARS IN MILLIONS)
United States...........  $228 $370 $583 $  85  $  58  $  75  $313  $428  $658  $32   $ 87  $161  $148 $165 $230
International...........   109   70   84    12     12      1   121    82    85   (1)    (9)   (2)   61   32   40
                          ---- ---- ---- -----  -----  -----  ----  ----  ----  ---   ----  ----  ---- ---- ----
 Total geographic
  segments..............   337  440  667    97     70     76   434   510   743   31     78   159   209  197  270
Eliminations, corporate
 & other................     6    8  --    (97)   (70)   (76)  (91)  (62)  (76) (15)    28   (37)   16   36   42
                          ---- ---- ---- -----  -----  -----  ----  ----  ----  ---   ----  ----  ---- ---- ----
 Total Company..........  $343 $448 $667 $ --   $ --   $ --   $343  $448  $667  $16   $106  $122  $225 $233 $312
                          ==== ==== ==== =====  =====  =====  ====  ====  ====  ===   ====  ====  ==== ==== ====

  Total revenue is based on the location of the operation furnishing goods and services. International revenue based on final destination of products sold is $239 million in fiscal 1998, $231 million in fiscal 1997, and $430 million in fiscal 1996.

NOTE 13. QUARTERLY FINANCIAL DATA (UNAUDITED)

                                      1998                             1997
                         -------------------------------  -------------------------------
                          FIRST  SECOND   THIRD  FOURTH    FIRST  SECOND   THIRD  FOURTH
                         QUARTER QUARTER QUARTER QUARTER  QUARTER QUARTER QUARTER QUARTER
                         ------- ------- ------- -------  ------- ------- ------- -------
                                     (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Revenue................. $114.2  $101.7   $85.2  $ 41.8   $106.0  $105.9  $121.9  $114.5
                         ------  ------   -----  ------   ------  ------  ------  ------
Gross profit............   49.4    37.7    26.4     4.2     38.6    46.4    48.6    51.1
                         ------  ------   -----  ------   ------  ------  ------  ------
Net Earnings............   14.9    10.5     0.7   (14.7)     5.5    10.7    46.1     8.7
                         ======  ======   =====  ======   ======  ======  ======  ======
Pro forma net earnings
 per share.............. $ 0.49  $ 0.35   $0.03  $(0.49)  $ 0.18  $ 0.35  $ 1.51  $ 0.29
                         ======  ======   =====  ======   ======  ======  ======  ======

  Third quarter 1997 net earnings include a $33.2 million ($1.09 pro forma per share) after-tax gain on the sale of TFS.

                                                                         ANNEX A

                         CERTIFICATE OF AMENDMENT TO
                    RESTATED CERTIFICATE OF INCORPORATION
                                     OF
                           VARIAN ASSOCIATES, INC.
                           A Delaware Corporation

     Varian Associates, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: The name of the Corporation is Varian Associates, Inc. and the name under which the Corporation was originally incorporated was Varian Delaware, Inc. The Corporation's original Certificate of Incorporation was filed with the Secretary of State of Delaware on January 22, 1976.

     SECOND: The Board of Directors of the Corporation (the "Board of Directors") duly adopted resolutions at a meeting of the Board of Directors setting forth proposed amendments of the Restated Certificate of Incorporation of the Corporation, declaring such amendments to be advisable and directing that such amendments be considered at a meeting of the stockholders of the Corporation. The resolutions setting forth the proposed amendments are as follows:

     RESOLVED, that the Restated Certificate of Incorporation of the Corporation be amended by amending and restating ARTICLE I thereof to read in its entirety as follows:

                                   ARTICLE I

     The name of this corporation is Varian Medical Systems, Inc.

     FURTHER RESOLVED, that the Restated Certificate of Incorporation of the Corporation be amended by amending and restating ARTICLE V thereof to read in its entirety as follows:

                                  ARTICLE V

          Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of this corporation shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the then authorized number of directors of this corporation, but in no event shall the number of directors be fewer than three. The directors, other than those who may be elected solely by the holders of any series of Preferred Stock (unless the relevant Preferred Stock certificate of designation shall so provide), shall be divided into three classes, as nearly equal in number as possible, designated "Class I," "Class II" and "Class III." Directors of each class shall serve for a term ending on the third annual meeting of stockholders following the annual meeting at which such class was elected. The foregoing notwithstanding, each director shall serve until his or her successor shall have been duly elected and qualified, unless such director shall die, resign, retire or be disqualified or removed.

          At each annual election the directors chosen to succeed those whose terms then expire shall be identified as being of the same class as the directors they succeed. If for any reason the number of directors in the various classes shall not be as nearly equal as possible, the Board of Directors may redesignate any director into a different class in order that the balance of directors in such classes shall be as nearly equal as possible.

          Every act or decision done or made by a majority of the whole Board of Directors, acting at a meeting duly held at which a quorum is present, or acting by written consent, shall be regarded as the act of the Board of Directors unless a greater number be required by law or by this Certificate of Incorporation.

          Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, and unless the Board of Directors otherwise determines, vacancies in the Board of Directors resulting from one or more directors' death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, or by a sole remaining director, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires and until such director's successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the Board of Directors shall shorten the term of any incumbent director.

          Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, any director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of the then outstanding Voting Stock, voting together as a single class, at a meeting called for that purpose.

          Notwithstanding anything contained in this Certificate of Incorporation to the contrary, and in addition to approval by the Board of Directors, the affirmative vote of the holders of at least 66 2/3% of the voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with this Article V. For purposes of this Certificate of Incorporation, "Voting Stock" shall mean the outstanding shares of capital stock of this corporation entitled to vote generally in the election of directors.

     RESOLVED FURTHER, that the Restated Certificate of Incorporation of the Corporation be amended by changing ARTICLE VI thereof to add, immediately after the first sentence thereof, the following:

     Notwithstanding any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any series of Preferred Stock required by applicable law, this Certificate of Incorporation or any Preferred Stock designation, the affirmative vote of the holders of at least 66 2/3% of the voting power of the then outstanding Voting Stock, voting together as a single class, shall be required for stockholders to adopt, amend or repeal any provision of the By-Laws of this corporation. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, and in addition to approval by the Board of Directors, the affirmative vote of the holders of at least 66 2/3% of the voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with this Article VI.

     RESOLVED FURTHER, that the Restated Certificate of Incorporation of the Corporation be amended by renumbering ARTICLE X thereof as ARTICLE XI and adopting a new Article X to read as follows:

                                  ARTICLE X

          Any action required or permitted to be taken by the stockholders of this corporation must be effected at a duly called annual or special meeting of stockholders of this corporation and may not be effected by any consent in writing in lieu of a meeting of such stockholders. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, and in addition to approval by the Board of Directors, the affirmative vote of at least 66 2/3% of the voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with this
     Article X.

     THIRD: Thereafter, the necessary number of shares as required by statute were voted in favor of such amendments at the combined annual and special meeting of stockholders of the Corporation held on February 18, 1999 upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware.

     FOURTH: Such amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, we have hereunto set our hands as Chairman and Chief Executive Officer, and Secretary, respectively, of Varian Associates, Inc. and hereby affirm under penalties of perjury that the foregoing is our act and deed and the facts herein stated are true, and accordingly have hereunto set forth our hands this ___ day of ________, 1999.


                                       ________________________________________
                                       [Name of Chairman and Chief Executive
                                       Officer], Chairman and Chief Executive
                                       Officer


ATTEST:_________________________________
       [Name of Secretary], Secretary

[LOGO] WARBURG DILLON READ

                                                         WARBURG DILLON READ LLC
                                                         555 California
                                                         Street, Suite 4650
                                                         San Francisco, CA 94104
                                                         Telephone 415 352-5500
                                                         www.wdr.com

                                                                        ANNEX B

January 14, 1999

Board of Directors
Varian Associates, Inc.
3050 Hansen Way
Palo Alto, CA 94304

Ladies and Gentlemen:

We are acting as financial advisors to Varian Associates, Inc. ("VAI" or the "Company") in connection with the proposed distribution of all shares of Varian, Inc. ("IB") common stock and all of the shares of Varian Semiconductor Equipment Associates, Inc. ("SEB") common stock to the holders of VAI common stock, on a pro rata basis, as more fully described in the Proxy Statement dated January 14, 1999 (the "Distribution"). We understand that the Distribution will separate the Company into three publicly traded companies and that following the Distribution, the Company will change its name to Varian Medical Systems, Inc. ("HCS") and continue to conduct the Health Care Systems Business, IB will conduct the Instruments Business and SEB will conduct the Semiconductor Equipment Business. You have requested our opinion, as of the date hereof, whether the proposed Distribution is fair, from a financial point of view, to the holders of VAI common stock.

Warburg Dillon Read LLC ("WDR"), as part of its investment banking business, is regularly engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. For its services, WDR will receive a fee, part of which is contingent upon the consummation of the Distribution. In the ordinary course of business, WDR, its successors and affiliates may have traded securities of the Company for their own accounts and, accordingly, may at any time hold a long or short position in such securities.

In arriving at our opinion, we have: (i) conducted discussions with members of the senior management of the Company and with the senior management of HCS, IB, and SEB with regard to the business and prospects of each company; (ii) analyzed certain historical business and financial information related to the Company, HCS, IB and SEB prepared by management of the Company, HCS, IB and SEB, respectively; (iii) reviewed certain financial projections for the Company, HCS, IB and SEB prepared by management of the Company, HCS, IB and SEB, respectively; (iv) reviewed public information relating to the Company, including the Company's Annual Report on Form 10-K for the five fiscal years ended October 2, 1998 and Quarterly Reports on Form 10-Q for the quarters ending January 2, April 3, and July 3, 1998; (v) reviewed public information with respect to certain other companies engaged in businesses which we believed to be generally comparable to certain of the businesses conducted by the Company, HCS, IB and SEB; (vi) reviewed the Proxy Statement; and (vii) conducted such other studies, analyses and investigations and reviewed such other economic and market data as we deemed necessary or appropriate.

We have, with your consent, assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by us for the purposes of this opinion. With respect to the financial budgets and forecasts, we have, at your direction, assumed that they were reasonably prepared on the bases reflecting the best currently available estimates and judgments of the financial performance of the Company, HCS, IB, and SEB. We have not made any independent valuation or appraisal of the assets or liabilities, contingent or otherwise, of the Company, HCS, IB and SEB, nor have we been furnished with any such evaluation or appraisal. Further, our opinion is based on economic, monetary and market conditions existing on the date hereof and assumes that the Distribution will be completed substantially on the basis set out in the Proxy Statement.

WARBURG DILLON READ LLC IS A SUBSIDIARY OF UBS AG.
WARBURG DILLON READ IS THE INVESTMENT BANKING DIVISION OF UBS AG.
                                                          MEMBER SIPC

                                                          MEMBER NEW YORK
                                                          STOCK EXCHANGE
                                                          AND OTHER PRINCIPAL
                                                          EXCHANGES

WARBURG DILLON READ
[LOGO]

We have noted that the Company, as a condition to the Distribution, expects to receive a favorable ruling from the Internal Revenue Service or opinion from counsel to the effect, among other things, that receipt of shares of IB common stock and SEB common stock by stockholders of the Company will be tax free to stockholders of the Company under federal income tax laws and that the Company will not recognize income, gain or loss as a result of the Distribution. In that regard, we have, with your consent, assumed that the Company will receive such ruling or opinion.

In rendering our opinion we are not opining as to the price at which the common stock of HCS, IB and SEB will trade after the Distribution is effected or as to the valuation or long-term viability of HCS, IB or SEB as independent public companies following the Distribution. This opinion does not constitute a recommendation to any current or prospective shareholder of either the Company, HCS, IB or SEB as to any action or investment decision such party or person may take.

Based upon and subject to the foregoing and recognizing that the proposed Distribution is pro-rata to holders of shares of VAI common stock, we are of the opinion as of the date hereof that the proposed Distribution is fair, from a financial point of view, to the holders of shares of VAI common stock.

                                          Very truly yours,

                                          WARBURG DILLON READ LLC

WARBURG DILLON READ LLC

                                                                       ANNEX C






                                VARIAN, INC.

                             OMNIBUS STOCK PLAN

                              TABLE OF CONTENTS
                                                                          Page



SECTION 1     BACKGROUND, PURPOSE AND DURATION..1

      1.1  Effective Date.................................................. 1
      1.2  Purpose of the Plan............................................. 1

SECTION 2     DEFINITIONS.................................................. 1

      2.1  "1934 Act"...................................................... 1
      2.2  "Affiliate"..................................................... 1
      2.3  "Award"......................................................... 1
      2.4  "Award Agreement"............................................... 1
      2.5  "Board"......................................................... 1
      2.6  "Code".......................................................... 1
      2.7  "Committee"..................................................... 1
      2.8  "Company"....................................................... 1
      2.9  "Consultant".................................................... 1
     2.10  "Director"...................................................... 1
     2.11  "Disability".................................................... 2
     2.12  "EBIT".......................................................... 2
     2.13  "EBITDA"........................................................ 2
     2.14  "Earnings Per Share"............................................ 2
     2.15  "Employee"...................................................... 2
     2.16  "Exercise Price"................................................ 2
     2.17  "Fair Market Value"............................................. 2
     2.18  "Fiscal Year"................................................... 2
     2.19  "Grant Date".................................................... 2
     2.20  "Incentive Stock Option"........................................ 2
     2.21  "Net Income".................................................... 2
     2.22  "Non-employee Director"......................................... 2
     2.23  "Non-qualified Stock Option".................................... 2
     2.24  "Operating Cash Flow"........................................... 2
     2.25  "Option"........................................................ 2
     2.26  "Participant"................................................... 3
     2.27  "Performance Goals"............................................. 3
     2.28  "Performance Period"............................................ 3
     2.29  "Performance Share"............................................. 3
     2.30  "Performance Unit".............................................. 3
     2.31  "Period of Restriction"......................................... 3
     2.32  "Plan".......................................................... 3
     2.33  "Restricted Stock".............................................. 3
     2.34  "Retirement".................................................... 3
     2.35  "Return on Assets".............................................. 3
     2.36  "Return on Equity............................................... 3
     2.37  "Return on Sales"............................................... 3
     2.38  "Revenue"....................................................... 3
     2.39  "Rule 16b-3".................................................... 3
     2.40  "Section 16 Person"............................................. 4
     2.41  "Shareholder Return"............................................ 4
     2.42  "Shares"........................................................ 4
     2.43  "Stock Appreciation Right"...................................... 4
     2.44  "Subsidiary".................................................... 4
     2.45  "Termination of Service"........................................ 4
     2.46  "VAI"........................................................... 4

                              TABLE OF CONTENTS
                                 (continued)

SECTION 3     ADMINISTRATION............................................... 4

      3.1  The Committee................................................... 4
      3.2  Authority of the Committee...................................... 4
      3.3  Delegation by the Committee..................................... 4
      3.4  Non-employee Directors.......................................... 5
      3.5  Decisions Binding............................................... 5

SECTION 4     SHARES SUBJECT TO THE PLAN................................... 5

      4.1  Number of Shares................................................ 5
      4.2  Lapsed Awards................................................... 5
      4.3  Adjustments in Awards and Authorized Shares..................... 5

SECTION 5     STOCK OPTIONS................................................ 5

      5.1  Grant of Options................................................ 5
      5.2  Award Agreement................................................. 5
      5.3  Exercise Price.................................................. 5

           5.3.1  Non-qualified Stock Options.............................. 6
           5.3.2  Incentive Stock Options.................................. 6
           5.3.3  Substitute Options....................................... 6

      5.4  Expiration of Options........................................... 6

           5.4.1  Expiration Dates......................................... 6
           5.4.2  Death of Participant..................................... 6
           5.4.3  Committee Discretion..................................... 6

      5.5  Exercisability of Options....................................... 6
      5.6  Payment......................................................... 7
      5.7  Restrictions on Share Transferability........................... 7
      5.8  Certain Additional Provisions for Incentive Stock Options....... 7

           5.8.1  Exercisability........................................... 7
           5.8.2  Termination of Service................................... 7
           5.8.3  Company and Subsidiaries Only............................ 7
           5.8.4  Expiration............................................... 7

      5.9  Grant of Reload Options......................................... 7

SECTION 6     STOCK APPRECIATION RIGHTS.................................... 8

      6.1  Grant of SARs................................................... 8
      6.2  Exercise Price and Other Terms.................................. 8
      6.3  SAR Agreement................................................... 8
      6.4  Expiration of SARs.............................................. 8
      6.5  Payment of SAR Amount........................................... 8
      6.6  Payment Upon Exercise of SAR.................................... 8

SECTION 7     RESTRICTED STOCK............................................. 8

      7.1  Grant of Restricted Stock....................................... 8
      7.2  Restricted Stock Agreement...................................... 8
      7.3  Transferability................................................. 8
      7.4  Other Restrictions.............................................. 8

           7.4.1  General Restrictions..................................... 9
           7.4.2  Section 162(m) Performance Restrictions.................. 9
           7.4.3  Legend on Certificates................................... 9

                              TABLE OF CONTENTS
                                 (continued)

      7.5  Removal of Restrictions......................................... 9
      7.6  Voting Rights................................................... 9
      7.7  Dividends and Other Distributions............................... 9
      7.8  Return of Restricted Stock to Company........................... 9

SECTION 8     PERFORMANCE UNITS AND PERFORMANCE SHARES..................... 9

      8.1  Grant of Performance Units and Shares........................... 9
      8.2  Initial Value................................................... 9
      8.3  Performance Objectives and Other Terms..........................10

           8.3.1  General Performance Objectives...........................10
           8.3.2  Section 162(m) Performance Objectives....................10

      8.4  Earning of Performance Units and Performance Shares.............10
      8.5  Form and Timing of Payment......................................10
      8.6  Cancellation....................................................10

SECTION 9     NON-EMPLOYEE DIRECTORS.......................................10

      9.1  Granting of Options.............................................10

           9.1.1  Non-employee Directors...................................10
           9.1.2  Chairman.................................................11

      9.2  Terms of Options................................................11

           9.2.1  Option Agreement.........................................11
           9.2.2  Exercise Price...........................................11
           9.2.3  Exercisability...........................................11
           9.2.4  Expiration of Options....................................11
           9.2.5  Death of Director........................................11
           9.2.6  Not Incentive Stock Options..............................11
           9.2.7  Other Terms..............................................11

      9.3  Substitute Options..............................................11
      9.4  Elections by Non-employee Directors.............................12

SECTION 10     MISCELLANEOUS...............................................12

     10.1  No Effect on Employment or Service..............................12
     10.2  Participation...................................................12
     10.3  Indemnification.................................................12
     10.4  Successors......................................................12
     10.5  Beneficiary Designations........................................12
     10.6  Nontransferability of Awards....................................12
     10.7  No Rights as Stockholder........................................12
     10.8  Withholding Requirements........................................13
     10.9  Withholding Arrangements........................................13
    10.10  Deferrals.......................................................13

SECTION 11     AMENDMENT, TERMINATION AND DURATION.........................13

     11.1  Amendment, Suspension or Termination............................13
     11.2  Duration of the Plan............................................13

SECTION 12     LEGAL CONSTRUCTION..........................................13

     12.1  Gender and Number...............................................13
     12.2  Severability....................................................13
     12.3  Requirements of Law.............................................13
     12.4  Governing Law...................................................13
     12.5  Captions........................................................14

                                VARIAN, INC.
                             OMNIBUS STOCK PLAN

                                  SECTION 1
                      BACKGROUND, PURPOSE AND DURATION

     1.1  Effective Date.  The Plan is effective as of the date on which VAI
          --------------
distributes the Company's Shares to the stockholders of VAI, subject to the approval of the Plan by a majority of the shares of the common stock of VAI which are present in person or by proxy and entitled to vote at the 1999 Annual and Special Meeting of the Stockholders of VAI.

     1.2  Purpose of the Plan.  The Plan is intended to increase incentives and
          -------------------
to encourage Share ownership on the part of (1) employees of the Company and its Affiliates, (2) consultants who provide significant services to the Company and its Affiliates, and (3) directors of the Company who are employees of neither the Company nor any Affiliate. The Plan also is intended to further the growth and profitability of the Company. The Plan is intended to permit the grant of Awards that qualify as performance-based compensation under section 162(m) of the Code.

                                  SECTION 2
                                 DEFINITIONS


     The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

     2.1  "1934 Act" means the Securities Exchange Act of 1934, as amended.
           --------
Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

     2.2  "Affiliate" means any corporation or any other entity (including,
           ---------
but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

     2.3  "Award" means, individually or collectively, a grant under the Plan of
           -----
Non-qualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units or Performance Shares.

     2.4  "Award Agreement" means the written agreement setting forth the terms
           ---------------
and provisions applicable to each Award granted under the Plan.

     2.5  "Board" means the Board of Directors of the Company.
           -----

     2.6  "Code" means the Internal Revenue Code of 1986, as amended.
           ----
Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

     2.7  "Committee" means the committee appointed by the Board (pursuant to
           ---------
Section 3.1) to administer the Plan.

     2.8  "Company" means Varian, Inc., a Delaware corporation, or any successor
           -------
thereto.

     2.9  "Consultant" means any consultant, independent contractor, or other
           ----------
person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.

     2.10  "Director" means any individual who is a member of the Board.
            --------

     2.11  "Disability" means a permanent and total disability within the
            ----------
meaning of section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

     2.12  "EBIT" means as to any Performance Period, the Company's or a
            ----
business unit's income before reductions for interest and taxes, determined in accordance with generally accepted accounting principles.

     2.13  "EBITDA" means as to any Performance Period, the Company's or a
            ------
business unit's income before reductions for interest, taxes, depreciation and amortization, determined in accordance with generally accepted accounting principles.

     2.14  "Earnings Per Share" means as to any Performance Period, the
            ------------------
Company's or a business unit's Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

     2.15  "Employee" means any employee of the Company or of an Affiliate,
            --------
whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

     2.16  "Exercise Price" means the price at which a Share may be purchased
            --------------
by a Participant pursuant to the exercise of an Option.

     2.17  "Fair Market Value" means the last quoted per share selling price for
            -----------------
Shares on the relevant date, or if there were no sales on such date, the arithmetic mean of the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee. Notwithstanding the preceding, for federal, state and local income tax reporting purposes, fair market value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

     2.18  "Fiscal Year" means the fiscal year of the Company.
            -----------

     2.19  "Grant Date" means, with respect to an Award, the date that the
            ----------
Award was granted.

     2.20  "Incentive Stock Option" means an Option to purchase Shares which is
            ----------------------
designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

     2.21  "Net Income" means as to any Performance Period, the Company's or a
            ----------
business unit's income after taxes, determined in accordance with generally accepted accounting principles.

     2.22  "Non-employee Director" means a Director who is an employee of
            ---------------------
neither the Company nor of any Affiliate.

     2.23  "Non-qualified Stock Option" means an option to purchase Shares
            --------------------------
which is not intended to be an Incentive Stock Option.

     2.24  "Operating Cash Flow" means as to any Performance Period, the
            -------------------
Company's or a business unit's sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

     2.25  "Option" means an Incentive Stock Option or a Non-qualified Stock
            ------
Option.

     2.26  "Participant" means an Employee, Consultant, or Non-employee
            -----------
Director who has an outstanding Award.

     2.27  "Performance Goals" means the goal(s) (or combined goal(s))
            -----------------
determined by the Committee (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) EBIT,
(b) EBITDA, (c) Earnings Per Share, (d) Net Income, (e) Operating Cash Flow,
(f) Return on Assets, (g) Return on Equity, (h) Return on Sales, (i) Revenue, and (j) Shareholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Committee shall determine whether any significant element(s) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participant. "Determination Date" means the latest possible date that will not jeopardize an Award's qualification as performance-based compensation under section 162(m) of the Code. Notwithstanding the previous sentence, for Awards not intended to qualify as performance-based compensation, "Determination Date" shall mean such date as the Committee may determine in its discretion.

     2.28  "Performance Period" means any fiscal period not to exceed three
            ------------------
consecutive Fiscal Years, as determined by the Committee in its sole discretion.

     2.29  "Performance Share" means a Performance Share granted to a
            -----------------
Participant pursuant to Section 8.

     2.30  "Performance Unit" means a Performance Unit granted to a Participant
            ----------------
pursuant to Section 8.

     2.31  "Period of Restriction" means the period during which shares of
            ---------------------
Restricted Stock are subject to forfeiture and/or restrictions on transferability.

     2.32  "Plan" means the Varian, Inc. Omnibus Stock Plan, as set forth in
            ----
this instrument and as hereafter amended from time to time.

     2.33  "Restricted Stock" means an Award granted to a Participant pursuant
            ----------------
to Section 7.

     2.34  "Retirement" means, in the case of an Employee or a Non-employee
            ----------
Director, "Retirement" as defined pursuant to the Company's or the Board's Retirement Policies, as they may be established from time to time. With respect to a Consultant, no Termination of Service shall be deemed to be on account of "Retirement."

     2.35  "Return on Assets" means as to any Performance Period, the percentage
            ----------------
equal to the Company's or a business unit's EBIT before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

     2.36  "Return on Equity" means as to any Performance Period, the percentage
            ----------------
equal to the Company's Net Income divided by average stockholder's equity, determined in accordance with generally accepted accounting principles.

     2.37  "Return on Sales" means as to any Performance Period, the percentage
            ---------------
equal to the Company's or a business unit's EBIT before incentive compensation, divided by the Company's or the business unit's, as applicable, Revenue, determined in accordance with generally accepted accounting principles.

     2.38  "Revenue" means as to any Performance Period, the Company's or a
            -------
business unit's net sales, determined in accordance with generally accepted accounting principles.

     2.39  "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, as
            ----------
amended, and any future regulation amending, supplementing or superseding such regulation.

     2.40  "Section 16 Person" means a person who, with respect to the Shares,
            -----------------
is subject to section 16 of the 1934 Act.

     2.41  "Shareholder Return" means as to any Performance Period, the total
            ------------------
return (change in share price plus reinvestment of any dividends) of a Share.

     2.42  "Shares" means shares of the Company's common stock, $.01 par value.
            ------

     2.43  "Stock Appreciation Right" or "SAR" means an Award, granted alone, in
            ------------------------
connection or in tandem with a related Option, that pursuant to Section 6 is designated as a SAR.

     2.44  "Subsidiary" means any corporation in an unbroken chain of
            ----------
corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     2.45  "Termination of Service" means (a) in the case of an Employee, a
            ----------------------
cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and (c) in the case of a Non-employee Director, a cessation of the Non-employee Director's service on the Board for any reason.

     2.46  "VAI" means Varian Associates, Inc., a Delaware corporation.
            ---

                                  SECTION 3
                               ADMINISTRATION

     3.1  The Committee.  The Plan shall be administered by the Committee.  The
          -------------
Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board. Each member of the Committee shall qualify as (a) a "non-employee director" under Rule 16b-3, and (b) an "outside director" under section 162(m) of the Code. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.

     3.2  Authority of the Committee.  It shall be the duty of the Committee to
          --------------------------
administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to
(a) determine which Employees and Consultants shall be granted Awards, (b) prescribe the terms and conditions of the Awards (other than the Options granted to Non-employee Directors pursuant to Section 9), (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees, Consultants and Directors who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules. Notwithstanding any contrary provision of the Plan, the Committee may reduce the amount payable under any Award (other than an Option) after the grant of such Award.

     3.3  Delegation by the Committee.  The Committee, in its sole discretion
          ---------------------------
and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, (b) in any way which would jeopardize the Plan's qualification under Rule 16b-3, or (c) with respect to awards which are intended to qualify as performance-based compensation under section 162(m) of the Code.

     3.4  Non-employee Directors.  Notwithstanding any contrary provision of
          ----------------------
this Section 3, the Board shall administer Section 9 of the Plan, and the Committee shall exercise no discretion with respect to Section 9. In the Board's administration of Section 9 and the Options and any Shares granted to Non-employee Directors, the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of the Plan.

     3.5  Decisions Binding.  All determinations and decisions made by the
          -----------------
Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

                                  SECTION 4
                         SHARES SUBJECT TO THE PLAN

     4.1  Number of Shares.  Subject to adjustment as provided in Section 4.3,
          ----------------
the total number of Shares available for grant under the Plan shall not exceed 4,200,000, plus such number of Shares as are granted pursuant to substitute Options under Sections 5.3.3 and 9.3 in connection with the distribution of Shares to the stockholders of VAI. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

     4.2  Lapsed Awards.  If an Award terminates, expires, or lapses for any
          -------------
reason, any Shares subject to such Award again shall be available to be the subject of an Award. In addition, if any Shares are tendered to the Company (whether by physical delivery or attestation) as full or partial payment for the exercise of an Option or in satisfaction of a tax withholding obligation pursuant to an Award, only the net Shares issued shall be deemed granted for purposes of determining the maximum number of Shares that may be granted under
Section 4.1. Also, Shares granted pursuant to Awards assumed or granted in substitution of other awards in connection with the acquisition by the Company of an unrelated entity shall not reduce the maximum number of Shares issuable under Section 4.1.

     4.3  Adjustments in Awards and Authorized Shares.  In the event of any
          -------------------------------------------
merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding Awards, and the numerical limit of Section 5.1 in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards. In the case of Options granted to Non-employee Directors pursuant to Section 9, the foregoing adjustments shall be made by the Board, and any such adjustments also shall apply to the future grants provided by Section 9. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

                                  SECTION 5
                                STOCK OPTIONS

     5.1  Grant of Options.  Subject to the terms and provisions of the Plan,
          ----------------
Options may be granted to Employees and Consultants at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option, provided that during any Fiscal Year, no Participant shall be granted Options covering more than 1,000,000 Shares. The Committee may grant Incentive Stock Options, Non-qualified Stock Options, or a combination thereof.

     5.2  Award Agreement.  Each Option shall be evidenced by an Award
          ---------------
Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Non-qualified Stock Option.

     5.3  Exercise Price.  Subject to the provisions of this Section 5.3, the
          --------------
Exercise Price for each Option shall be determined by the Committee in its sole discretion.

          5.3.1  Non-qualified Stock Options.  In the case of a Non-qualified
                 ---------------------------
Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

          5.3.2  Incentive Stock Options.  In the case of an Incentive Stock
                 -----------------------
Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the
Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

          5.3.3  Substitute Options.  Notwithstanding the provisions of
                 ------------------
Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

     5.4  Expiration of Options.
          ---------------------

          5.4.1  Expiration Dates.  Each Option shall terminate no later than
                 ----------------
the first to occur of the following events:

                 (a)  The expiration of ten (10) years from the Grant Date; or

                 (b) The expiration of three (3) months from the date of the Participant's Termination of Service for a reason other than the Participant's death, Disability or Retirement; or

                 (c) The expiration of one (1) year from the date of the Participant's Termination of Service by reason of Disability; or

                 (d) The expiration of three (3) years from the date of the Participant's Retirement (subject to Section 5.8.2 regarding Incentive Stock Options); or

                 (e) The date of the Participant's Termination of Service by the Company for cause (as determined by the Company); or

                 (f) The date for termination of the Option determined by the Committee in its sole discretion and set forth in the written Award Agreement.

          5.4.2  Death of Participant.  Notwithstanding Section 5.4.1, if a
                 --------------------
Participant who is an Employee dies prior to the expiration of his or her Options, his or her Options shall be exercisable until the expiration of three
(3) years after the date of death. If a Participant who is a Consultant dies prior to the expiration of his or her Options, the Committee, in its discretion, may provide that his or her Options shall be exercisable for up to three (3) years after the date of death.

          5.4.3  Committee Discretion.  Subject to the limits of Sections 5.4.1
                 --------------------
and 5.4.2, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted and before such Option expires, extend the maximum term of the Option (subject to Section 5.8.4 regarding Incentive Stock Options).

     5.5  Exercisability of Options.  Options granted under the Plan shall be
          -------------------------
exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. If a

Participant dies while an Employee, the exercisability of his or her Options shall be fully accelerated to the date of Termination of Service.

     5.6  Payment.  Options shall be exercised by the Participant's delivery of
          -------
a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

     As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

     5.7  Restrictions on Share Transferability.  The Committee may impose such
          -------------------------------------
restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

     5.8  Certain Additional Provisions for Incentive Stock Options.
          ---------------------------------------------------------

          5.8.1  Exercisability.  The aggregate Fair Market Value (determined
                 --------------
on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

          5.8.2  Termination of Service.  If any portion of an Incentive Stock
                 ----------------------
Option is exercised more than three (3) months after the Participant's Termination of Service for any reason other than Disability or death (unless
(a) the Participant dies during such three-month period, and (b) the Award Agreement or the Committee permits later exercise), the portion so exercised shall be deemed a Non-qualified Stock Option.

          5.8.3  Company and Subsidiaries Only.  Incentive Stock Options may be
                 -----------------------------
granted only to persons who are employees of the Company or a Subsidiary on the Grant Date.

          5.8.4  Expiration.  No Incentive Stock Option may be exercised after
                 ----------
the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

     5.9  Grant of Reload Options.  The Committee may provide in an Award
          -----------------------
Agreement that a Participant who exercises all or part of an Option by payment of the Exercise Price with already-owned Shares, shall be granted an additional option (a "Reload Option") for a number of shares of stock equal to the number of Shares tendered to exercise the previously granted Option plus, if the Committee so determines, any Shares withheld or delivered in satisfaction of any tax withholding requirements. As determined by the Committee, each Reload Option shall (a) have a Grant Date which is the date as of which the previously granted Option is exercised, and (b) be exercisable on the same terms and conditions as the previously granted Option, except that the Exercise Price shall be determined as of the Grant Date.

                                  SECTION 6
                          STOCK APPRECIATION RIGHTS

     6.1  Grant of SARs.  Subject to the terms and conditions of the Plan, SARs
          -------------
may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, provided that during any Fiscal Year, no Participant shall be granted SARs covering more than 1,000,000 Shares.

     6.2  Exercise Price and Other Terms.  The Committee, subject to the
          ------------------------------
provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of an SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

     6.3  SAR Agreement.  Each SAR grant shall be evidenced by an Award
          -------------
Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

     6.4  Expiration of SARs.  A SAR granted under the Plan shall expire upon
          ------------------
the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 also shall apply to SARs.

     6.5  Payment of SAR Amount.  Upon exercise of a SAR, a Participant shall be
          ---------------------
entitled to receive payment from the Company in an amount determined by multiplying:

          (a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

          (b)  The number of Shares with respect to which the SAR is exercised.

     6.6  Payment Upon Exercise of SAR. At the discretion of the Committee,
          ----------------------------
payment for a SAR may be in cash, Shares or a combination thereof.

                                  SECTION 7
                              RESTRICTED STOCK

     7.1  Grant of Restricted Stock.  Subject to the terms and provisions of the
          -------------------------
Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant, provided that during any Fiscal Year, no Participant shall be granted more than 100,000 Shares of Restricted Stock.

     7.2  Restricted Stock Agreement.  Each Award of Restricted Stock shall be
          --------------------------
evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

     7.3  Transferability.  Shares of Restricted Stock may not be sold,
          ---------------
transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

     7.4  Other Restrictions.  The Committee, in its sole discretion, may
          ------------------
impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4.

          7.4.1  General Restrictions.  The Committee may set restrictions
                 --------------------
based upon the achievement of specific performance objectives (Company-wide, business unit or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

          7.4.2  Section 162(m) Performance Restrictions.  For purposes of
                 ---------------------------------------
qualifying grants of Restricted Stock as "performance-based compensation" under section 162(m) of the Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Restricted Stock to qualify as "performance-based compensation" under section 162(m) of the Code. In granting Restricted Stock which is intended to qualify under section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under section 162(m) of the Code (e.g., in determining the Performance Goals).

          7.4.3  Legend on Certificates.  The Committee, in its discretion, may
                 ----------------------
legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

     "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Varian, Inc. Omnibus Stock Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Varian, Inc."

     7.5  Removal of Restrictions.  Shares of Restricted Stock covered by each
          -----------------------
Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and remove any restrictions. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 7.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

     7.6  Voting Rights.  During the Period of Restriction, Participants holding
          -------------
Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

     7.7  Dividends and Other Distributions.  During the Period of Restriction,
          ---------------------------------
Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

     7.8  Return of Restricted Stock to Company.  On the date set forth in the
          -------------------------------------
Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

                                  SECTION 8
                  PERFORMANCE UNITS AND PERFORMANCE SHARES

     8.1  Grant of Performance Units and Shares.  Performance Units and
          -------------------------------------
Performance Shares may be granted to Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to any Participant, provided that during any Fiscal Year no more than 100,000 Performance Units or Performance Shares may be granted to any Participant.

     8.2  Initial Value.  Each Performance Unit shall have an initial value
          -------------
that is established by the Committee on or before the Grant Date, provided that such value shall not exceed the Fair Market Value of a Share on the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

     8.3  Performance Objectives and Other Terms.  The Committee shall set
          --------------------------------------
performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Shares that will be paid out to the Participants. The Committee may set performance objectives based upon the achievement of Company-wide, business unit, or individual goals, or any other basis determined by the Committee in its discretion. The time period during which the performance objectives must be met shall be called the "Performance Period." Each Award of Performance Units or Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

          8.3.1  General Performance Objectives.  The Committee may set
                 ------------------------------
performance objectives based upon the achievement of Company-wide, business unit or individual goals, or any other basis determined by the Committee in its discretion.

          8.3.2  Section 162(m) Performance Objectives.  For purposes of
                 -------------------------------------
qualifying grants of Performance Units or Shares as "performance-based compensation" under section 162(m) of the Code, the Committee, in its discretion, may determine that the performance objectives applicable to Performance Units or Shares shall be based on the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Performance Units or Shares to qualify as "performance-based compensation" under section 162(m) of the Code. In granting Performance Units or Shares which are intended to qualify under section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Units or Shares under section 162(m) of the Code (e.g., in determining the Performance Goals).

     8.4  Earning of Performance Units and Performance Shares.  After the
          ---------------------------------------------------
applicable Performance Period has ended, the Participant shall be entitled to receive a payout of the number of Performance Units or Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives have been achieved. After the grant of a Performance Unit or Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for Award.

     8.5  Form and Timing of Payment.  Payment of earned Performance Units or
          --------------------------
Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay such earned Awards in cash, Shares or a combination thereof.

     8.6  Cancellation.  On the date set forth in the Award Agreement, all
          ------------
unearned or unvested Performance Units or Performance Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

                                  SECTION 9
                           NON-EMPLOYEE DIRECTORS

     9.1  Granting of Options.
          -------------------

          9.1.1  Non-employee Directors.  Each Non-employee Director shall be
                 ----------------------
granted an Option to purchase 10,000 Shares (an "Initial Grant") on the later of (a) ten (10) business days after the Effective Date of the Plan or (b) the date of the Non-employee Director's appointment or election as a Non-employee Director. Thereafter, for so long as the Non-employee Director serves as such, he or she annually shall be granted an Option for an additional 5,000 Shares (each a "Subsequent Grant"). Each such Subsequent Grant shall be made on the first business day after each Annual Meeting of Stockholders occurring after the date of the Initial Grant or previous Subsequent Grant, but only if the Non-employee Director has continuously served as such through the Grant Date.

          9.1.2  Chairman.  Each Chairman of the Company who is a Non-employee
                 --------
Director shall be granted an Option to purchase 50,000 Shares (an "Initial Chairman's Grant") on the later of (a) ten (10) business days after the Effective Date of the Plan or (b) the date such individual becomes Chairman. Any Initial Chairman's Grant shall be in lieu of any Initial Grant or Subsequent Grant the Chairman otherwise would be entitled to under Section
9.1.1 while he or she serves as Chairman. If a Chairman ceases to serve as such but remains a Non-employee Director, he or she shall be entitled to Subsequent Grants under Section 9.1.1, provided he or she has continuously served as a Non-employee Director through the applicable Grant Date.

     9.2  Terms of Options.
          ----------------

          9.2.1  Option Agreement.  Each Option granted pursuant to this
                 ----------------
Section 9 shall be evidenced by a written stock option agreement which shall be executed by the Non-employee Director and the Company.

          9.2.2  Exercise Price.  The Exercise Price for the Shares subject to
                 --------------
each Option granted pursuant to this Section 9 shall be one hundred percent (100%) of the Fair Market Value of such Shares on the Grant Date.

          9.2.3  Exercisability.  Each Option granted pursuant to this Section
                 --------------
9 shall be fully exercisable on the Grant Date.

          9.2.4  Expiration of Options.  Each Option shall terminate upon the
                 ---------------------
first to occur of the following events:

                 (a)  The expiration of ten (10) years from the Grant Date; or

                 (b) The expiration of three (3) months from the date of the Non-employee Director's Termination of Service for a reason other than death, Disability, resignation or Retirement; or

                 (c) The expiration of three (3) years from the date of the Non-employee Director's Termination of Service by reason of completion of the Participant's term as a Director, Disability or Retirement; or

                 (d) The expiration of one (1) month from the date of the Non-employee Director's Termination of Service by reason of resignation.

          9.2.5  Death of Director.  Notwithstanding Section 9.2.4, if a
                 -----------------
Non-employee Director dies prior to the expiration of his or her options in accordance with Section 9.2.4, his or her options shall terminate three (3) years after the date of his or her death.

          9.2.6  Not Incentive Stock Options.  Options granted pursuant to this
                 ---------------------------
Section 9 shall not be designated as Incentive Stock Options.

          9.2.7  Other Terms.  All provisions of the Plan not inconsistent with
                 -----------
this Section 9 shall apply to Options granted to Non-employee Directors; provided, however, that Section 5.2 (relating to the Committee's discretion to set the terms and conditions of Options) shall be inapplicable with respect to Non-employee Directors.

     9.3  Substitute Options.  Notwithstanding the provisions of Section 9.2.2,
          ------------------
in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Non-employee
Directors on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

     9.4  Elections by Non-employee Directors.  Pursuant to such procedures as
          -----------------------------------
the Board (in its discretion) may adopt from time to time, each Non-employee Director may elect to forego receipt of all or a portion of the annual retainer, committee chair fees, meeting attendance fees and other cash compensation otherwise due to the Non-employee Director in exchange for Shares. The number of Shares received by any Non-employee Director shall equal the amount of foregone compensation divided by the Fair Market Value of a Share on the date that the compensation otherwise would have been paid to the Non-employee Director, rounded up to the nearest whole number of Shares.

                                 SECTION 10
                                MISCELLANEOUS

    10.1  No Effect on Employment or Service.  Nothing in the Plan shall
          ----------------------------------
interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only.

    10.2  Participation.  No Employee or Consultant shall have the right to be
          -------------
selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

    10.3  Indemnification.  Each person who is or shall have been a member of
          ---------------
the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

    10.4  Successors.  All obligations of the Company under the Plan, with
          ----------
respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

    10.5  Beneficiary Designations.  If permitted by the Committee, a
          ------------------------
Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

    10.6  Nontransferability of Awards.  No Award granted under the Plan may be
          ----------------------------
sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 10.5. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant.

    10.7  No Rights as Stockholder.  Except to the limited extent provided in
          ------------------------
Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

    10.8  Withholding Requirements.  Prior to the delivery of any Shares or cash
          ------------------------
pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof). Notwithstanding any contrary provision of the Plan, if a Participant fails to remit to the Company such withholding amount within the time period specified by the Committee (in its discretion), the Participant's Award may, in the Committee's discretion, be forfeited and in such case the Participant shall not receive any of the Shares subject to such Award.

    10.9  Withholding Arrangements.  The Committee, in its sole discretion and
          ------------------------
pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using the maximum federal, state, local and foreign jurisdiction marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

   10.10  Deferrals.  The Committee, in its sole discretion, may permit a
          ---------
Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

                                 SECTION 11
                     AMENDMENT, TERMINATION AND DURATION

    11.1  Amendment, Suspension or Termination.  The Board, in its sole
          ------------------------------------
discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

    11.2  Duration of the Plan.  The Plan shall commence on the date specified
          --------------------
herein, and subject to Section 11.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan after ten (10) years from the Effective Date.

                                 SECTION 12
                             LEGAL CONSTRUCTION

    12.1  Gender and Number.  Except where otherwise indicated by the context,
          -----------------
any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

    12.2  Severability.  In the event any provision of the Plan shall be held
          ------------
illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

    12.3  Requirements of Law.  The granting of Awards and the issuance of
          -------------------
Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

    12.4  Governing Law.  The Plan and all Award Agreements shall be construed
          -------------
in accordance with and governed by the laws of the State of California, but without regard to its conflict of law provisions.

    12.5  Captions.  Captions are provided herein for convenience only, and
          --------
shall not serve as a basis for interpretation or construction of the Plan.

                                  EXECUTION


     IN WITNESS WHEREOF, Varian, Inc., by its duly authorized officer, has executed the Plan on the date indicated below.

                                        VARIAN, INC.


Dated: _______________, ____            By_________________________________
                                           Name:
                                           Title:

                                                                       ANNEX D










                                  VARIAN, INC.

                           MANAGEMENT INCENTIVE PLAN

                               TABLE OF CONTENTS


                                                                          Page

SECTION 1     BACKGROUND, PURPOSE AND DURATION............................  1

      1.1  Effective Date.................................................  1
      1.2  Purpose of the Plan............................................  1

SECTION 2     DEFINITIONS.................................................  1

      2.1  "Actual Award".................................................  1
      2.2  "Affiliate"....................................................  1
      2.3  "Base Salary"..................................................  1
      2.4  "Board"........................................................  1
      2.5  "Code".........................................................  1
      2.6  "Committee"....................................................  1
      2.7   Company"......................................................  1
      2.8  "Disability"...................................................  1
      2.9  "EBIT".........................................................  1
     2.10  "EBITDA".......................................................  2
     2.11  "Earnings Per Share"...........................................  2
     2.12  "Employee".....................................................  2
     2.13  "Fiscal Year"..................................................  2
     2.14  "Maximum Award"................................................  2
     2.15  "Net Income"...................................................  2
     2.16  "Operating Cash Flow"..........................................  2
     2.17  "Participant"..................................................  2
     2.18  "Payout Formula"...............................................  2
     2.19  "Performance Goals"............................................  2
     2.20  "Performance Period"...........................................  2
     2.21  "Plan".........................................................  2
     2.22  "Retirement"...................................................  2
     2.23  "Return on Assets".............................................  3
     2.24  "Return on Equity".............................................  3
     2.25  "Return on Sales"..............................................  3
     2.26  "Revenue"......................................................  3
     2.27  "Shareholder Return"...........................................  3
     2.28  "Shares".......................................................  3
     2.29  "Target Award".................................................  3
     2.30  "VAI"..........................................................  3

SECTION 3     SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS.......  3

      3.1  Selection of Participants......................................  3
      3.2  Determination of Performance Goals.............................  3
      3.3  Determination of Target Awards.................................  3
      3.4  Determination of Payout Formula or Formulae....................  3
      3.5  Determination of Actual Awards.................................  3

SECTION 4     PAYMENT OF AWARDS...........................................  4

      4.1  Right to Receive Payment.......................................  4
      4.2  Timing of Payment..............................................  4
      4.3  Form of Payment................................................  4
      4.4  Payment in the Event of Death..................................  4

SECTION 5     ADMINISTRATION..............................................  4

      5.1  Committee is the Administrator.................................  4
      5.2  Committee Authority............................................  4
      5.3  Decisions Binding..............................................  4
      5.4  Delegation by the Committee....................................  5

SECTION 6     GENERAL PROVISIONS..........................................  5

      6.1  Tax Withholding................................................  5
      6.2  No Effect on Employment or Service.............................  5
      6.3  Participation..................................................  5
      6.4  Indemnification................................................  5
      6.5  Successors.....................................................  5
      6.6  Beneficiary Designations.......................................  5
      6.7  Nontransferability of Awards...................................  5
      6.8  Deferrals......................................................  6

SECTION 7     AMENDMENT, TERMINATION AND DURATION.........................  6

      7.1  Amendment, Suspension or Termination...........................  6
      7.2  Duration of the Plan...........................................  6

SECTION 8     LEGAL CONSTRUCTION..........................................  6

      8.1  Gender and Number..............................................  6
      8.2  Severability...................................................  6
      8.3  Requirements of Law............................................  6
      8.4  Governing Law..................................................  6
      8.5  Captions.......................................................  6

                                VARIAN, INC.
                          MANAGEMENT INCENTIVE PLAN

                                  SECTION 1
                      BACKGROUND, PURPOSE AND DURATION

     1.1  Effective Date.  The Plan is effective as of the date
          --------------
on which VAI distributes shares of the Company's common stock to the stockholders of VAI, subject to the approval of the Plan by a majority of the shares of the common stock of VAI which are present in person or by proxy and entitled to vote at the 1999 Annual and Special Meeting of Stockholders of VAI.

     1.2  Purpose of the Plan.  The Plan is intended to increase shareholder
          -------------------
value and the success of the Company by motivating key executives (1) to perform to the best of their abilities, and (2) to achieve the Company's objectives. The Plan's goals are to be achieved by providing such executives with incentive awards based on the achievement of goals relating to the performance of the Company and its business units. The Plan is intended to permit the grant of awards that qualify as performance-based compensation under section 162(m) of the Code.

                                  SECTION 2
                                 DEFINITIONS

     The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

     2.1  "Actual Award" means as to any Performance Period, the actual award
           ------------
(if any) payable to a Participant for the Performance Period. Each Actual Award is determined by the Payout Formula for the Performance Period, subject to the Committee's authority uder Section 3.5 to reduce the award otherwise determined by the Payout Formula.

     2.2  "Affiliate" means any corporation or other entity (including, but not
           ---------
limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

     2.3  "Base Salary" means as to any Performance Period, the Participant's
           -----------
annualized salary rate on the last day of the Performance Period. Such Base Salary shall be before both (a) deductions for taxes or benefits, and (b) deferrals of compensation pursuant to Company-sponsored plans.

     2.4  "Board" means the Board of Directors of the Company.
           -----

     2.5  "Code" means the Internal Revenue Code of 1986, as amended.
           ----
Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

     2.6  "Committee" means the committee appointed by the Board (pursuant to
           ---------
Section 5.1) to administer the Plan.

     2.7   Company" means Varian, Inc., a Delaware corporation, or any successor
           -------
thereto.

     2.8  "Disability" means a permanent and total disability determined in
           ----------
accordance with uniform and nondiscriminatory standards adopted by the Committee from time to time.

     2.9  "EBIT" means as to any Performance Period, the Company's or a business
           ----
unit's income before reductions for interest and taxes, determined in accordance with generally accepted accounting principles.

    2.10  "EBITDA" means as to any Performance Period, the Company's or a
           ------
business unit's income before reductions for interest, taxes, depreciation and amortization, determined in accordance with generally accepted accounting principles.

    2.11  "Earnings Per Share" means as to any Performance Period, the
           ------------------
Company's or a business unit's Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

    2.12  "Employee" means any employee of the Company or of an Affiliate,
           --------
whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

    2.13  "Fiscal Year" means any fiscal year of the Company.
           -----------

    2.14  "Maximum Award" means as to any Actual Award to any Participant for
           -------------
any Performance Period, the lesser of two hundred percent (200%) of Base Salary or $2 million.

    2.15  "Net Income" means as to any Performance Period, the Company's or a
           ----------
business unit's income after taxes, determined in accordance with generally accepted accounting principles.

    2.16  "Operating Cash Flow" means as to any Performance Period, the
           -------------------
Company's or a business unit's sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

    2.17  "Participant" means as to any Performance Period, an Employee who
           -----------
has been selected by the Committee for participation in the Plan for that Performance Period.

    2.18  "Payout Formula" means as to any Performance Period, the formula or
           --------------
payout matrix established by the Committee pursuant to Section 3.4 in order to determine the Actual Awards (if any) to be paid to Participants. The formula or matrix may differ from Participant to Participant.

    2.19  "Performance Goals" means the goal(s) (or combined goal(s))
           -----------------
determined by the Committee (in its discretion) to be applicable to a Participant for a Target Award for a Performance Period. As determined by the Committee, the Performance Goals for any Target Award applicable to a Participant may provide for a targeted level or levels of achievement using one or more of the following measures: (a) EBIT, (b) EBITDA, (c) Earnings Per Share, (d) Net Income, (e) Operating Cash Flow, (f) Return on Assets, (g) Return on Equity, (h) Return on Sales, (i) Revenue, and (j) Shareholder Return. The Performance Goals may differ from Participant to Participant and from award to award. Prior to the Determination Date, the Committee shall determine whether any significant element(s) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participants. "Determination Date" means the latest possible date that will not jeopardize a Target Award's qualification as performance-based compensation under section 162(m) of the Code.

    2.20  "Performance Period" means any fiscal period not to exceed three
           ------------------
consecutive Fiscal Years, as determined by the Committee in its sole discretion.

    2.21  "Plan" means the Varian, Inc. Management Incentive Plan, as set
           ----
forth in this instrument and as hereafter amended from time to time.

    2.22  "Retirement" means, with respect to any Participant, "Retirement" as
           ----------
defined by the Company's Retirement Policies, as they may be established from time to time.

    2.23  "Return on Assets" means as to any Performance Period, the percentage
           ----------------
equal to the Company's or a business unit's EBIT before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

    2.24  "Return on Equity" means as to any Performance Period, the percentage
           ----------------
equal to the Company's Net Income divided by average stockholder's equity, determined in accordance with generally accepted accounting principles.

    2.25  "Return on Sales" means as to any Performance Period, the percentage
           ---------------
equal to the Company's or a business unit's EBIT before incentive compensation, divided by the Company's or the business unit's, as applicable, Revenue, determined in accordance with generally accepted accounting principles.

    2.26  "Revenue" means as to any Performance Period, the Company's or a
           -------
business unit's net sales, determined in accordance with generally accepted accounting principles.

    2.27  "Shareholder Return" means as to any Performance Period, the total
           ------------------
return (change in share price plus reinvestment of any dividends) of a Share.

    2.28  "Shares" means shares of the Company's common stock, $.01 par value.
           ------

    2.29  "Target Award" means the target award payable under the Plan to a
           ------------
Participant for the Performance Period, expressed as a percentage of his or her Base Salary, as determined by the Committee in accordance with Section 3.3.

    2.30  "VAI" means Varian Associates, Inc., a Delaware corporation.
           ---

                                  SECTION 3
            SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS

     3.1  Selection of Participants.  The Committee, in its sole discretion,
          -------------------------
shall select the Employees of the Company who shall be Participants for any Performance Period. Participation in the Plan is in the sole discretion of the Committee, and on a Performance Period by Performance Period basis. Accordingly, an Employee who is a Participant for a given Performance Period in no way is guaranteed or assured of being selected for participation in any subsequent Performance Period or Periods.

     3.2  Determination of Performance Goals.  The Committee, in its sole
          ----------------------------------
discretion, shall establish the Performance Goals for each Participant for the Performance Period. Such Performance Goals shall be set forth in writing.

     3.3  Determination of Target Awards.  The Committee, in its sole
          ------------------------------
discretion, shall establish a Target Award for each Participant. Each Participant's Target Award shall be determined by the Committee in its sole discretion, and each Target Award shall be set forth in writing.

     3.4  Determination of Payout Formula or Formulae.  On or prior to the
          -------------------------------------------
Determination Date, the Committee, in its sole discretion, shall establish a Payout Formula or Formulae for purposes of determining the Actual Award (if any) payable to each Participant. Each Payout Formula shall (a) be in writing, (b) be based on a comparison of actual performance to the Performance Goals, (c) provide for the payment of a Participant's Target Award if the Performance Goals for the Performance Period are achieved, and (d) provide for an Actual Award greater than or less than the Participant's Target Award, depending upon the extent to which actual performance exceeds or falls below the Performance Goals. Notwithstanding the preceding, no Participant's Actual Award under the Plan may exceed his or her Maximum Award.

     3.5  Determination of Actual Awards.  After the end of each Performance
          ------------------------------
Period, the Committee shall certify in writing the extent to which the Performance Goals applicable to each Participant for the Performance Period were achieved or exceeded. The Actual Award for each Participant shall be determined by applying the Payout Formula to the level of actual performance which has been certified by the Committee. Notwithstanding any contrary provision of the Plan, the Committee, in its sole discretion, may (a) eliminate or reduce the Actual Award payable to any Participant below that which otherwise would be payable under the Payout Formula, and (b) determine what Actual Award, if any, will be paid in the event of a termination of employment prior to the end of the Performance Period. The total aggregate Actual Awards under the Plan with respect to any Performance Period shall not exceed eight percent (8%) of the Company's EBIT (but before incentive compensation) for the most recent completed Fiscal Year. If the total aggregate Actual Awards with respect to a Performance Period would exceed this aggregate limit, all such Actual Awards shall be pro-rated on an equal basis among all Participants according to a formula established by the Committee.

                                  SECTION 4
                              PAYMENT OF AWARDS

     4.1  Right to Receive Payment.  Each Actual Award that may become payable
          ------------------------
under the Plan shall be paid solely from the general assets of the Company. Nothing in this Plan shall be construed to create a trust or to establish or evidence any Participant's claim of any right other than as an unsecured general creditor with respect to any payment to which he or she may be entitled.

     4.2  Timing of Payment.  Payment of each Actual Award shall be made within
          -----------------
120 days after the end of the Performance Period during which the Award was earned.

     4.3  Form of Payment.  Each Actual Award normally shall be paid in cash
          ---------------
(or its equivalent) in a single lump sum. However, the Committee, in its sole discretion, may declare any Actual Award, in whole or in part, payable in stock granted under the Company's Omnibus Stock Plan. The number of Shares granted shall be determined by dividing the cash amount foregone by the fair market value of a Share on the date that the cash payment otherwise would have been made. For this purpose, "fair market value" shall mean the closing price on the Nasdaq National Market for the day in question.

     4.4  Payment in the Event of Death.  If a Participant dies prior to the
          -----------------------------
payment of an Actual Award earned by him or her prior to death for a prior Performance Period, the Award shall be paid to his or her estate.

                                  SECTION 5
                               ADMINISTRATION

     5.1  Committee is the Administrator.  The Plan shall be administered by the
          ------------------------------
Committee. The Committee shall consist of not less than two (2) members of the Board. The members of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board. Each member of the Committee shall qualify as an "outside director" under section 162(m) of the Code. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.

     5.2  Committee Authority. It shall be the duty of the Committee to
          -------------------
administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees shall be granted awards, (b) prescribe the terms and conditions of awards, (c) interpret the Plan and the awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and
(f) interpret, amend or revoke any such rules.

     5.3  Decisions Binding.  All determinations and decisions made by the
          -----------------
Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

     5.4  Delegation by the Committee.  The Committee, in its sole discretion
          ---------------------------
and on such terms and conditions as it may provide, may delegate all or part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may delegate its authority and powers only with respect to awards that are not intended to qualify as performance-based compensation under section 162(m) of the Code.

                                  SECTION 6
                             GENERAL PROVISIONS

     6.1  Tax Withholding.  The Company shall withhold all applicable taxes
          ---------------
from any Actual Award, including any federal, state and local taxes (including the Participant's FICA obligation).

     6.2  No Effect on Employment or Service.  Nothing in the Plan shall
          ----------------------------------
interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only. The Company expressly reserves the right, which may be exercised at any time and without regard to when during a Performance Period such exercise occurs, to terminate any individual's employment with or without cause, and to treat him or her without regard to the effect which such treatment might have upon him or her as a Participant.

     6.3  Participation.  No Employee shall have the right to be selected to
          -------------
receive an award under this Plan, or, having been so selected, to be selected to receive a future award.

     6.4  Indemnification.  Each person who is or shall have been a member of
          ---------------
the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any award, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

     6.5  Successors.  All obligations of the Company under the Plan, with
          ----------
respect to awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

     6.6  Beneficiary Designations.  If permitted by the Committee, a
          ------------------------
Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

     6.7  Nontransferability of Awards.  No award granted under the Plan may
          ----------------------------
be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 6.6. All rights with respect to an award granted to a Participant shall be available during his or her lifetime only to the Participant.

     6.8  Deferrals.  The Committee, in its sole discretion, may permit a
          ---------
Participant to defer receipt of the payment of cash that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

                                  SECTION 7
                     AMENDMENT, TERMINATION AND DURATION

     7.1  Amendment, Suspension or Termination.  The Board, in its sole
          ------------------------------------
discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Target Award theretofore granted to such Participant. No award may be granted during any period of suspension or after termination of the Plan.

     7.2  Duration of the Plan.  The Plan shall commence on the date specified
          --------------------
herein, and subject to Section 7.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter.

                                  SECTION 8
                             LEGAL CONSTRUCTION

     8.1  Gender and Number.  Except where otherwise indicated by the context,
          -----------------
any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     8.2  Severability.  In the event any provision of the Plan shall be held
          ------------
illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     8.3  Requirements of Law.  The granting of awards under the Plan shall be
          -------------------
subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     8.4  Governing Law.  The Plan and all awards shall be construed in
          -------------
accordance with and governed by the laws of the State of California, but without regard to its conflict of law provisions.

     8.5  Captions.  Captions are provided herein for convenience only, and
          --------
shall not serve as a basis for interpretation or construction of the Plan.

                                  EXECUTION

     IN WITNESS WHEREOF, Varian, Inc., by its duly authorized officer, has executed the Plan on the date indicated below.

                                   VARIAN, INC.


Dated:_____________________        By:____________________________________
                                    Name:
                                    Title:

                                                                       ANNEX E











               VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

                             OMNIBUS STOCK PLAN

                              TABLE OF CONTENTS


                                                                            Page

SECTION 1       BACKGROUND, PURPOSE AND DURATION........................... 1

      1.1    Effective Date................................................ 1
      1.2    Purpose of the Plan........................................... 1

SECTION 2       DEFINITIONS................................................ 1

      2.1    "1934 Act".................................................... 1
      2.2    "Affiliate"................................................... 1
      2.3    "Award"....................................................... 1
      2.4    "Award Agreement"............................................. 1
      2.5    "Board"....................................................... 1
      2.6    "Code"........................................................ 1
      2.7    "Committee"................................................... 1
      2.8    "Company"..................................................... 1
      2.9    "Consultant".................................................. 1
      2.10   "Director".................................................... 2
      2.11   "Disability".................................................. 2
      2.12   "EBIT"........................................................ 2
      2.13   "EBITDA"...................................................... 2
      2.14   "Earnings Per Share".......................................... 2
      2.15   "Employee".................................................... 2
      2.16   "Exercise Price".............................................. 2
      2.17   "Fair Market Value"........................................... 2
      2.18   "Fiscal Year"................................................. 2
      2.19   "Grant Date".................................................. 2
      2.20   "Incentive Stock Option"...................................... 2
      2.21   "Net Income".................................................. 2
      2.22   "Non-employee Director"....................................... 2
      2.23   "Non-qualified Stock Option".................................. 2
      2.24   "Operating Cash Flow"......................................... 2
      2.25   "Option"...................................................... 2
      2.26   "Participant"................................................. 3
      2.27   "Performance Goals"........................................... 3
      2.28   "Performance Period".......................................... 3
      2.29   "Performance Share"........................................... 3
      2.30   "Performance Unit"............................................ 3
      2.31   "Period of Restriction"....................................... 3
      2.32   "Plan"........................................................ 3
      2.33   "Restricted Stock"............................................ 3
      2.34   "Retirement".................................................. 3
      2.35   "Return on Assets"............................................ 3
      2.36   "Return on Equity............................................. 3
      2.37   "Return on Sales"............................................. 3
      2.38   "Revenue"..................................................... 3
      2.39   "Rule 16b-3".................................................. 3
      2.40   "Section 16 Person"........................................... 4
      2.41   "Shareholder Return".......................................... 4
      2.42   "Shares"...................................................... 4
      2.43   "Stock Appreciation Right".................................... 4
      2.44   "Subsidiary".................................................. 4
      2.45   "Termination of Service"...................................... 4
      2.46   "VAI"......................................................... 4

                              TABLE OF CONTENTS
                                 (continued)

SECTION 3     ADMINISTRATION..............................................  4

      3.1  The Committee..................................................  4
      3.2  Authority of the Committee.....................................  4
      3.3  Delegation by the Committee....................................  4
      3.4  Non-employee Directors.........................................  5
      3.5  Decisions Binding..............................................  5

SECTION 4     SHARES SUBJECT TO THE PLAN..................................  5

      4.1  Number of Shares...............................................  5
      4.2  Lapsed Awards..................................................  5
      4.3  Adjustments in Awards and Authorized Shares....................  5

SECTION 5     STOCK OPTIONS...............................................  5

      5.1  Grant of Options...............................................  5
      5.2  Award Agreement................................................  5
      5.3  Exercise Price.................................................  5

           5.3.1  Non-qualified Stock Options.............................  6
           5.3.2  Incentive Stock Options.................................  6
           5.3.3  Substitute Options......................................  6

      5.4  Expiration of Options..........................................  6

           5.4.1  Expiration Dates........................................  6
           5.4.2  Death of Participant....................................  6
           5.4.3  Committee Discretion....................................  6

      5.5  Exercisability of Options......................................  6
      5.6  Payment........................................................  7
      5.7  Restrictions on Share Transferability..........................  7
      5.8  Certain Additional Provisions for Incentive Stock Options......  7

           5.8.1  Exercisability..........................................  7
           5.8.2  Termination of Service..................................  7
           5.8.3  Company and Subsidiaries Only...........................  7
           5.8.4  Expiration..............................................  7

      5.9  Grant of Reload Options........................................  7

SECTION 6     STOCK APPRECIATION RIGHTS...................................  8

      6.1  Grant of SARs..................................................  8
      6.2  Exercise Price and Other Terms.................................  8
      6.3  SAR Agreement..................................................  8
      6.4  Expiration of SARs.............................................  8
      6.5  Payment of SAR Amount..........................................  8
      6.6  Payment Upon Exercise of SAR...................................  8

SECTION 7     RESTRICTED STOCK............................................  8

      7.1  Grant of Restricted Stock......................................  8
      7.2  Restricted Stock Agreement.....................................  8
      7.3  Transferability................................................  8
      7.4  Other Restrictions.............................................  8

           7.4.1  General Restrictions....................................  9
           7.4.2  Section 162(m) Performance Restrictions.................  9
           7.4.3  Legend on Certificates..................................  9

                              TABLE OF CONTENTS
                                 (continued)

                                                                            Page

      7.5    Removal of Restrictions......................................  9
      7.6    Voting Rights................................................  9
      7.7    Dividends and Other Distributions............................  9
      7.8    Return of Restricted Stock to Company........................  9

SECTION 8       PERFORMANCE UNITS AND PERFORMANCE SHARES..................  9

      8.1    Grant of Performance Units and Shares........................  9
      8.2    Initial Value................................................ 10
      8.3    Performance Objectives and Other Terms....................... 10

             8.3.1  General Performance Objectives........................ 10
             8.3.2  Section 162(m) Performance Objectives................. 10

      8.4    Earning of Performance Units and Performance Shares.......... 10
      8.5    Form and Timing of Payment................................... 10
      8.6    Cancellation................................................. 10

SECTION 9       NON-EMPLOYEE DIRECTORS.................................... 10

      9.1    Granting of Options.......................................... 10

             9.1.1  Non-employee Directors................................. 10
             9.1.2  Chairman............................................... 11

      9.2    Terms of Options.............................................. 11

             9.2.1  Option Agreement....................................... 11
             9.2.2  Exercise Price......................................... 11
             9.2.3  Exercisability......................................... 11
             9.2.4  Expiration of Options.................................. 11
             9.2.5  Death of Director...................................... 11
             9.2.6  Not Incentive Stock Options............................ 11
             9.2.7  Other Terms............................................ 11

      9.3    Substitute Options............................................ 11

SECTION 10      MISCELLANEOUS.............................................. 12

      10.1   No Effect on Employment or Service............................ 12
      10.2   Participation................................................. 12
      10.3   Indemnification............................................... 12
      10.4   Successors.................................................... 12
      10.5   Beneficiary Designations...................................... 12
      10.6   Nontransferability of Awards.................................. 12
      10.7   No Rights as Stockholder...................................... 12
      10.8   Withholding Requirements...................................... 13
      10.9   Withholding Arrangements...................................... 13
      10.10  Deferrals..................................................... 13

SECTION 11      AMENDMENT, TERMINATION AND DURATION........................ 13

      11.1   Amendment, Suspension or Termination.......................... 13
      11.2   Duration of the Plan.......................................... 13

SECTION 12      LEGAL CONSTRUCTION......................................... 13

      12.1   Gender and Number............................................. 13
      12.2   Severability.................................................. 13
      12.3   Requirements of Law........................................... 13
      12.4   Governing Law................................................. 13
      12.5   Captions...................................................... 14

               VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.
                             OMNIBUS STOCK PLAN

                                  SECTION 1
                      BACKGROUND, PURPOSE AND DURATION


     1.1  Effective Date.  The Plan is effective as of the date on which VAI
          --------------
distributes the Company's Shares to the stockholders of VAI, subject to the approval of the Plan by a majority of the shares of the common stock of VAI which are present in person or by proxy and entitled to vote at the 1999 Annual and Special Meeting of the Stockholders of VAI.

     1.2  Purpose of the Plan.  The Plan is intended to increase incentives and
          -------------------
to encourage Share ownership on the part of (1) employees of the Company and its Affiliates, (2) consultants who provide significant services to the Company and its Affiliates, and (3) directors of the Company who are employees of neither the Company nor any Affiliate. The Plan also is intended to further the growth and profitability of the Company. The Plan is intended to permit the grant of Awards that qualify as performance-based compensation under section 162(m) of the Code.

                                  SECTION 2
                                 DEFINITIONS

     The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

     2.1  "1934 Act" means the Securities Exchange Act of 1934, as amended.
           --------
Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

     2.2  "Affiliate" means any corporation or any other entity (including,
           ---------
but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

     2.3  "Award" means, individually or collectively, a grant under the Plan
           -----
of Non-qualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units or Performance Shares.

     2.4  "Award Agreement" means the written agreement setting forth the
           ---------------
terms and provisions applicable to each Award granted under the Plan.

     2.5  "Board" means the Board of Directors of the Company.
           -----

     2.6  "Code" means the Internal Revenue Code of 1986, as amended.  Reference
           ----
to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

     2.7  "Committee" means the committee appointed by the Board (pursuant to
           ---------
Section 3.1) to administer the Plan.

     2.8  "Company" means Varian Semiconductor Equipment Associates, Inc., a
           -------
Delaware corporation, or any successor thereto.

     2.9  "Consultant" means any consultant, independent contractor, or other
           ----------
person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.

    2.10  "Director" means any individual who is a member of the Board.
           --------

    2.11  "Disability" means a permanent and total disability within the
           ----------
meaning of section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

    2.12  "EBIT" means as to any Performance Period, the Company's or a
           ----
business unit's income before reductions for interest and taxes, determined in accordance with generally accepted accounting principles.

    2.13  "EBITDA" means as to any Performance Period, the Company's or a
           ------
business unit's income before reductions for interest, taxes, depreciation and amortization, determined in accordance with generally accepted accounting principles.

    2.14  "Earnings Per Share" means as to any Performance Period, the
           ------------------
Company's or a business unit's Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

    2.15  "Employee" means any employee of the Company or of an Affiliate,
           --------
whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

    2.16  "Exercise Price" means the price at which a Share may be purchased
           --------------
by a Participant pursuant to the exercise of an Option.

    2.17  "Fair Market Value" means the last quoted per share selling price
           -----------------
for Shares on the relevant date, or if there were no sales on such date, the arithmetic mean of the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee. Notwithstanding the preceding, for federal, state and local income tax reporting purposes, fair market value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

    2.18  "Fiscal Year" means the fiscal year of the Company.
           -----------

    2.19  "Grant Date" means, with respect to an Award, the date that the
           ----------
Award was granted.

    2.20  "Incentive Stock Option" means an Option to purchase Shares which is
           ----------------------
designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

    2.21  "Net Income" means as to any Performance Period, the Company's or a
           ----------
business unit's income after taxes, determined in accordance with generally accepted accounting principles.

    2.22  "Non-employee Director" means a Director who is an employee of
           ---------------------
neither the Company nor of any Affiliate.

    2.23  "Non-qualified Stock Option" means an option to purchase Shares
           --------------------------
which is not intended to be an Incentive Stock Option.

    2.24  "Operating Cash Flow" means as to any Performance Period, the
           -------------------
Company's or a business unit's sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

    2.25  "Option" means an Incentive Stock Option or a Non-qualified Stock
           ------
Option.

    2.26  "Participant" means an Employee, Consultant, or Non-employee
           -----------
Director who has an outstanding Award.

    2.27  "Performance Goals" means the goal(s) (or combined goal(s))
           -----------------
determined by the Committee (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) EBIT,
(b) EBITDA, (c) Earnings Per Share, (d) Net Income, (e) Operating Cash Flow,
(f) Return on Assets, (g) Return on Equity, (h) Return on Sales, (i) Revenue, and (j) Shareholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Committee shall determine whether any significant element(s) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participant. "Determination Date" means the latest possible date that will not jeopardize an Award's qualification as performance-based compensation under section 162(m) of the Code. Notwithstanding the previous sentence, for Awards not intended to qualify as performance-based compensation, "Determination Date" shall mean such date as the Committee may determine in its discretion.


    2.28  "Performance Period" means any fiscal period not to exceed three
           ------------------
consecutive Fiscal Years, as determined by the Committee in its sole discretion.

    2.29  "Performance Share" means a Performance Share granted to a
           -----------------
Participant pursuant to Section 8.

    2.30  "Performance Unit" means a Performance Unit granted to a Participant
           ----------------
pursuant to Section 8.

    2.31  "Period of Restriction" means the period during which shares of
           ---------------------
Restricted Stock are subject to forfeiture and/or restrictions on transferability.

    2.32  "Plan" means the Varian Semiconductor Equipment Associates, Inc.
           ----
Omnibus Stock Plan, as set forth in this instrument and as hereafter amended from time to time.

    2.33  "Restricted Stock" means an Award granted to a Participant pursuant
           ----------------
to Section 7.

    2.34  "Retirement" means, in the case of an Employee or a Non-employee
           ----------
Director, "Retirement" as defined pursuant to the Company's or the Board's Retirement Policies, as they may be established from time to time. With respect to a Consultant, no Termination of Service shall be deemed to be on account of "Retirement."

    2.35  "Return on Assets" means as to any Performance Period, the
           ----------------
percentage equal to the Company's or a business unit's EBIT before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

    2.36  "Return on Equity" means as to any Performance Period, the
           ----------------
percentage equal to the Company's Net Income divided by average stockholder's equity, determined in accordance with generally accepted accounting principles.

    2.37  "Return on Sales" means as to any Performance Period, the percentage
           ---------------
equal to the Company's or a business unit's EBIT before incentive compensation, divided by the Company's or the business unit's, as applicable, Revenue, determined in accordance with generally accepted accounting principles.

    2.38  "Revenue" means as to any Performance Period, the Company's or a
           -------
business unit's net sales, determined in accordance with generally accepted accounting principles.

    2.39  "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, as
           ----------
amended, and any future regulation amending, supplementing or superseding such regulation.

    2.40  "Section 16 Person" means a person who, with respect to the Shares,
           -----------------
is subject to section 16 of the 1934 Act.

    2.41  "Shareholder Return" means as to any Performance Period, the total
           ------------------
return (change in share price plus reinvestment of any dividends) of a Share.

    2.42  "Shares" means shares of the Company's common stock, $.01 par value.
           ------

    2.43  "Stock Appreciation Right" or "SAR" means an Award, granted alone,
           ------------------------
in connection or in tandem with a related Option, that pursuant to Section 6 is designated as a SAR.

    2.44  "Subsidiary" means any corporation in an unbroken chain of
           ----------
corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    2.45  "Termination of Service" means (a) in the case of an Employee, a
           ----------------------
cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and (c) in the case of a Non-employee Director, a cessation of the Non-employee Director's service on the Board for any reason.

    2.46  "VAI" means Varian Associates, Inc., a Delaware corporation.
           ---

                                  SECTION 3
                               ADMINISTRATION


     3.1  The Committee.  The Plan shall be administered by the Committee.  The
          -------------
Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board. Each member of the Committee shall qualify as (a) a "non-employee director" under Rule 16b-3, and (b) an "outside director" under section 162(m) of the Code. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.

     3.2  Authority of the Committee.  It shall be the duty of the Committee to
          --------------------------
administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to
(a) determine which Employees and Consultants shall be granted Awards, (b) prescribe the terms and conditions of the Awards (other than the Options granted to Non-employee Directors pursuant to Section 9), (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees, Consultants and Directors who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules. Notwithstanding any contrary provision of the Plan, the Committee may reduce the amount payable under any Award (other than an Option) after the grant of such Award.

     3.3  Delegation by the Committee.  The Committee, in its sole discretion
          ---------------------------
and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, (b) in any way which would jeopardize the Plan's qualification under Rule 16b-3, or (c) with respect to awards which are intended to qualify as performance-based compensation under section 162(m) of the Code.

     3.4  Non-employee Directors.  Notwithstanding any contrary provision of
          ----------------------
this Section 3, the Board shall administer Section 9 of the Plan, and the Committee shall exercise no discretion with respect to Section 9. In the Board's administration of Section 9 and the Options and any Shares granted to Non-employee Directors, the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of the Plan.

     3.5  Decisions Binding.  All determinations and decisions made by the
          -----------------
Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

                                   SECTION 4
                          SHARES SUBJECT TO THE PLAN

     4.1  Number of Shares.  Subject to adjustment as provided in Section 4.3,
          ----------------
the total number of Shares available for grant under the Plan shall not exceed 6,000,000, plus such number of Shares as are granted pursuant to substitute Options under Sections 5.3.3 and 9.3 in connection with the distribution of Shares to the stockholders of VAI. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

     4.2  Lapsed Awards.  If an Award terminates, expires, or lapses for any
          -------------
reason, any Shares subject to such Award again shall be available to be the subject of an Award. In addition, if any Shares are tendered to the Company (whether by physical delivery or attestation) as full or partial payment for the exercise of an Option or in satisfaction of a tax withholding obligation pursuant to an Award, only the net Shares issued shall be deemed delivered for purposes of determining the maximum number of Shares that may be delivered under
Section 4.1. Also, Shares issued pursuant to Awards assumed or granted in substitution of other awards in connection with the acquisition by the Company of an unrelated entity shall not reduce the maximum number of Shares issuable under Section 4.1.

     4.3  Adjustments in Awards and Authorized Shares.  In the event of any
          -------------------------------------------
merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding Awards, and the numerical limit of Section 5.1 in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards. In the case of Options granted to Non-employee Directors pursuant to Section 9, the foregoing adjustments shall be made by the Board, and any such adjustments also shall apply to the future grants provided by Section 9. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

                                   SECTION 5
                                 STOCK OPTIONS

     5.1  Grant of Options.  Subject to the terms and provisions of the Plan,
          ----------------
Options may be granted to Employees and Consultants at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option, provided that during any Fiscal Year, no Participant shall be granted Options covering more than 1,000,000 Shares. The Committee may grant Incentive Stock Options, Non-qualified Stock Options, or a combination thereof.

     5.2  Award Agreement.  Each Option shall be evidenced by an Award Agreement
          ---------------
that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Non-qualified Stock Option.

     5.3  Exercise Price.  Subject to the provisions of this Section 5.3, the
          --------------
Exercise Price for each Option shall be determined by the Committee in its sole discretion.

          5.3.1  Non-qualified Stock Options.  In the case of a Non-qualified
                 ---------------------------
Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

          5.3.2  Incentive Stock Options.  In the case of an Incentive Stock
                 -----------------------
Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

          5.3.3  Substitute Options.  Notwithstanding the provisions of
                 ------------------
Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

     5.4  Expiration of Options.
          ---------------------

          5.4.1  Expiration Dates.  Each Option shall terminate no later than
                 ----------------
the first to occur of the following events:

                 (a)    The expiration of ten (10) years from the Grant Date; or

                 (b) The expiration of three (3) months from the date of the Participant's Termination of Service for a reason other than the Participant's death, Disability or Retirement; or

                 (c) The expiration of one (1) year from the date of the Participant's Termination of Service by reason of Disability; or

                 (d) The expiration of three (3) years from the date of the Participant's Retirement (subject to Section 5.8.2 regarding Incentive Stock Options); or

                 (e) The date of the Participant's Termination of Service by the Company for cause (as determined by the Company); or

                 (f) The date for termination of the Option determined by the Committee in its sole discretion and set forth in the written Award Agreement.

          5.4.2  Death of Participant.  Notwithstanding Section 5.4.1, if a
                 --------------------
Participant who is an Employee dies prior to the expiration of his or her Options, his or her Options shall be exercisable until the expiration of three
(3) years after the date of death. If a Participant who is a Consultant dies prior to the expiration of his or her Options, the Committee, in its discretion, may provide that his or her Options shall be exercisable for up to three (3) years after the date of death.

          5.4.3  Committee Discretion.  Subject to the limits of Sections
                 --------------------
5.4.1 and 5.4.2, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and
(b) may, after an Option is granted and before such Option expires, extend the maximum term of the Option (subject to Section 5.8.4 regarding Incentive Stock Options).

     5.5  Exercisability of Options.  Options granted under the Plan
          -------------------------
shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. If a

Participant dies while an Employee, the exercisability of his or her Options shall be fully accelerated to the date of Termination of Service.

          5.6    Payment.  Options shall be exercised by the Participant's
                 -------
delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

          Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

          As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

          5.7    Restrictions on Share Transferability.  The Committee may
                 -------------------------------------
impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

          5.8    Certain Additional Provisions for Incentive Stock Options.
                 ---------------------------------------------------------

                 5.8.1  Exercisability.  The aggregate Fair Market Value
                        --------------
(determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

                 5.8.2  Termination of Service.  If any portion of an Incentive
                        ----------------------
Stock Option is exercised more than three (3) months after the Participant's Termination of Service for any reason other than Disability or death (unless (a) the Participant dies during such three-month period, and (b) the Award Agreement or the Committee permits later exercise), the portion so exercised shall be deemed a Non-qualified Stock Option.

                 5.8.3  Company and Subsidiaries Only.  Incentive Stock Options
                        -----------------------------
may be granted only to persons who are employees of the Company or a Subsidiary on the Grant Date.

                 5.8.4  Expiration.  No Incentive Stock Option may be exercised
                        ----------
after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

          5.9    Grant of Reload Options.  The Committee may provide in an
                 -----------------------
Award Agreement that a Participant who exercises all or part of an Option by payment of the Exercise Price with already-owned Shares, shall be granted an additional option (a "Reload Option") for a number of shares of stock equal to the number of Shares tendered to exercise the previously granted Option plus, if the Committee so determines, any Shares withheld or delivered in satisfaction of any tax withholding requirements. As determined by the Committee, each Reload Option shall (a) have a Grant Date which is the date as of which the previously granted Option is exercised, and (b) be exercisable on the same terms and conditions as the previously granted Option, except that the Exercise Price shall be determined as of the Grant Date.

                                   SECTION 6
                           STOCK APPRECIATION RIGHTS


     6.1    Grant of SARs.  Subject to the terms and conditions of the Plan,
            -------------
SARs may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, provided that during any Fiscal Year, no Participant shall be granted SARs covering more than 1,000,000 Shares.

     6.2    Exercise Price and Other Terms.  The Committee, subject to the
            ------------------------------
provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of an SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

     6.3    SAR Agreement.  Each SAR grant shall be evidenced by an Award
            -------------
Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

     6.4    Expiration of SARs.  A SAR granted under the Plan shall expire
            ------------------
upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of
Section 5.4 also shall apply to SARs.

     6.5    Payment of SAR Amount.  Upon exercise of a SAR, a Participant
            ---------------------
shall be entitled to receive payment from the Company in an amount determined by multiplying:

                 (a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

                 (b) The number of Shares with respect to which the SAR is exercised.

     6.6    Payment Upon Exercise of SAR. At the discretion of the Committee,
            ----------------------------
payment for a SAR may be in cash, Shares or a combination thereof.

                                   SECTION 7
                               RESTRICTED STOCK

     7.1    Grant of Restricted Stock.  Subject to the terms and provisions of
            -------------------------
the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant, provided that during any Fiscal Year, no Participant shall be granted more than 100,000 Shares of Restricted Stock.

     7.2    Restricted Stock Agreement.  Each Award of Restricted Stock shall be
            --------------------------
evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

     7.3    Transferability.  Shares of Restricted Stock may not be sold,
            ---------------
transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

     7.4    Other Restrictions.  The Committee, in its sole discretion, may
            ------------------
impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4.

                 7.4.1  General Restrictions.  The Committee may set
                        --------------------
restrictions based upon the achievement of specific performance objectives (Company-wide, business unit or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

                 7.4.2  Section 162(m) Performance Restrictions.  For purposes
                        ---------------------------------------
of qualifying grants of Restricted Stock as "performance-based compensation" under section 162(m) of the Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Restricted Stock to qualify as "performance-based compensation" under section 162(m) of the Code. In granting Restricted Stock which is intended to qualify under section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under section 162(m) of the Code (e.g., in determining the Performance Goals).

                 7.4.3  Legend on Certificates.  The Committee, in its
                        ----------------------
discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

  "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Varian Semiconductor Equipment Associates, Inc. Omnibus Stock Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Varian Semiconductor Equipment Associates, Inc."

     7.5  Removal of Restrictions.  Shares of Restricted Stock covered by each
          -----------------------
Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and remove any restrictions. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 7.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

     7.6  Voting Rights.  During the Period of Restriction, Participants holding
          -------------
Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

     7.7  Dividends and Other Distributions.  During the Period of Restriction,
          ---------------------------------
Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

     7.8  Return of Restricted Stock to Company.  On the date set forth in the
          -------------------------------------
Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

                                   SECTION 8
                   PERFORMANCE UNITS AND PERFORMANCE SHARES

     8.1  Grant of Performance Units and Shares.  Performance Units and
          -------------------------------------
Performance Shares may be granted to Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to any Participant, provided that during any Fiscal Year no more than 100,000 Performance Units or Performance Shares may be granted to any Participant.

     8.2  Initial Value.  Each Performance Unit shall have an initial value
          -------------
that is established by the Committee on or before the Grant Date, provided that such value shall not exceed the Fair Market Value of a Share on the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

     8.3  Performance Objectives and Other Terms.  The Committee shall set
          --------------------------------------
performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Shares that will be paid out to the Participants. The Committee may set performance objectives based upon the achievement of Company-wide, business unit, or individual goals, or any other basis determined by the Committee in its discretion. The time period during which the performance objectives must be met shall be called the "Performance Period." Each Award of Performance Units or Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

          8.3.1  General Performance Objectives.  The Committee may set
                 ------------------------------
performance objectives based upon the achievement of Company-wide, business unit or individual goals, or any other basis determined by the Committee in its discretion.

          8.3.2  Section 162(m) Performance Objectives.  For purposes of
                 -------------------------------------
qualifying grants of Performance Units or Shares as "performance-based compensation" under section 162(m) of the Code, the Committee, in its discretion, may determine that the performance objectives applicable to Performance Units or Shares shall be based on the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Performance Units or Shares to qualify as "performance-based compensation" under section 162(m) of the Code. In granting Performance Units or Shares which are intended to qualify under section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Units or Shares under section 162(m) of the Code (e.g., in determining the Performance Goals).

     8.4  Earning of Performance Units and Performance Shares.  After the
          ---------------------------------------------------
applicable Performance Period has ended, the Participant shall be entitled to receive a payout of the number of Performance Units or Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives have been achieved. After the grant of a Performance Unit or Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for Award.

     8.5  Form and Timing of Payment.  Payment of earned Performance Units or
          --------------------------
Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay such earned Awards in cash, Shares or a combination thereof.

     8.6  Cancellation.  On the date set forth in the Award Agreement, all
          ------------
unearned or unvested Performance Units or Performance Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

                                   SECTION 9
                            NON-EMPLOYEE DIRECTORS

     9.1  Granting of Options.
          -------------------

          9.1.1  Non-employee Directors.  Each Non-employee Director shall be
                 ----------------------
granted an Option to purchase 50,000 Shares (an "Initial Grant") on the later of the Effective Date of the Plan or the date of the Non-employee Director's appointment or election as a Non-employee Director. Beginning on the first business day after the second Annual Meeting of Stockholders following the Non-employee Director's appointment or election, and on the first business day after each Annual Meeting of Stockholders thereafter, for so long as the Non-employee Director serves as such, he or she annually shall be granted an Option for an additional 5,000 Shares (each a "Subsequent Grant"), but only if the Non-employee Director has continuously served as such through the Grant Date.

          9.1.2  Chairman.  Each Chairman of the Company who is a Non-employee
                 --------
Director shall be granted an Option to purchase 200,000 Shares (an "Initial Chairman's Grant") on the later of the Effective Date of the Plan or the date such individual becomes Chairman. Any Initial Chairman's Grant shall be in lieu of any Initial Grant or Subsequent Grant the Chairman otherwise would be entitled to under Section 9.1.1 while he or she serves as Chairman. If a Chairman ceases to serve as such but remains a Non-employee Director, he or she shall be entitled to Subsequent Grants under Section 9.1.1, provided he or she has continuously served as a Non-employee Director through the applicable Grant Date.

     9.2  Terms of Options.
          ----------------

          9.2.1  Option Agreement.  Each Option granted pursuant to this Section
                 ----------------
9 shall be evidenced by a written stock option agreement which shall be executed by the Non-employee Director and the Company.

          9.2.2  Exercise Price.  The Exercise Price for the Shares subject to
                 --------------
each Option granted pursuant to this Section 9 shall be one hundred percent (100%) of the Fair Market Value of such Shares on the Grant Date.

          9.2.3  Exercisability.  Each Option granted pursuant to this Section 9
                 --------------
shall become exercisable in full one (1) year after the date the Option is granted. If a Non-employee Director incurs a Termination of Service for a reason other than completion of his or her term as a Director, Retirement, death or Disability, his or her Options which are not exercisable on the date of such Termination shall never become exercisable. If the Termination of Service is on account of completion of the Non-employee Director's term, Retirement, death or Disability, the Option shall become exercisable in full on the date of the Termination of Service.

          9.2.4  Expiration of Options.  Each Option shall terminate upon the
                 ---------------------
first to occur of the following events:

                 (a)    The expiration of ten (10) years from the Grant Date; or

                 (b) The expiration of three (3) months from the date of the Non-employee Director's Termination of Service for a reason other than death, Disability, resignation or Retirement; or

                 (c) The expiration of three (3) years from the date of the Non-employee Director's Termination of Service by reason of completion of the Participant's term as a Director, Disability or Retirement; or

                 (d) The expiration of one (1) month from the date of the Non-employee Director's Termination of Service by reason of resignation.

          9.2.5  Death of Director.  Notwithstanding Section 9.2.4, if a
                 -----------------
Non-employee Director dies prior to the expiration of his or her options in accordance with Section 9.2.4, his or her options shall terminate three (3) years after the date of his or her death.

          9.2.6  Not Incentive Stock Options.  Options granted pursuant to this
                 ---------------------------
Section 9 shall not be designated as Incentive Stock Options.

          9.2.7  Other Terms.  All provisions of the Plan not inconsistent with
                 -----------
this Section 9 shall apply to Options granted to Non-employee Directors; provided, however, that Section 5.2 (relating to the Committee's discretion to set the terms and conditions of Options) shall be inapplicable with respect to Non-employee Directors.

     9.3  Substitute Options.    Notwithstanding the provisions of Section
          ------------------
9.2.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Non-employee Directors on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.


                                  SECTION 10
                                 MISCELLANEOUS

     10.1  No Effect on Employment or Service.  Nothing in the Plan shall
           ----------------------------------
interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only.

     10.2  Participation.  No Employee or Consultant shall have the right to be
           -------------
selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

     10.3  Indemnification.  Each person who is or shall have been a member of
           ---------------
the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

     10.4  Successors.  All obligations of the Company under the Plan, with
           ----------
respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

     10.5  Beneficiary Designations.  If permitted by the Committee, a
           ------------------------
Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

     10.6  Nontransferability of Awards.  No Award granted under the Plan may be
           ----------------------------
sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 10.5. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant.

     10.7  No Rights as Stockholder.  Except to the limited extent provided in
           ------------------------
Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

     10.8   Withholding Requirements.  Prior to the delivery of any Shares or
            ------------------------
cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof). Notwithstanding any contrary provision of the Plan, if a Participant fails to remit to the Company such withholding amount within the time period specified by the Committee (in its discretion), the Participant's Award may, in the Committee's discretion, be forfeited and in such case the Participant shall not receive any of the Shares subject to such Award.

     10.9   Withholding Arrangements.  The Committee, in its sole discretion and
            ------------------------
pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using the maximum federal, state, local or foreign jurisdiction marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

     10.10  Deferrals.  The Committee, in its sole discretion, may permit a
            ---------
Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

                                  SECTION 11
                      AMENDMENT, TERMINATION AND DURATION


     11.1   Amendment, Suspension or Termination.  The Board, in its sole
            ------------------------------------
discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

     11.2   Duration of the Plan.  The Plan shall commence on the date specified
            --------------------
herein, and subject to Section 11.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan after ten (10) years from the Effective Date.

                                  SECTION 12
                              LEGAL CONSTRUCTION

     12.1   Gender and Number.  Except where otherwise indicated by the
            -----------------
context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     12.2   Severability.  In the event any provision of the Plan shall be held
            ------------
illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     12.3   Requirements of Law.  The granting of Awards and the issuance of
            -------------------
Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     12.4   Governing Law.  The Plan and all Award Agreements shall be
            -------------
construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions.

     12.5   Captions.  Captions are provided herein for convenience only, and
            --------
shall not serve as a basis for interpretation or construction of the Plan.

                                   EXECUTION

     IN WITNESS WHEREOF, Varian Semiconductor Equipment Associates, Inc., by its duly authorized officer, has executed the Plan on the date indicated below.

                                       VARIAN SEMICONDUCTOR EQUIPMENT
                                       ASSOCIATES, INC.

Dated: _______________, ____           By _______________________________
                                          Name:
                                          Title:

                                                                       ANNEX F








                VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

                           MANAGEMENT INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                            Page

SECTION 1       BACKGROUND, PURPOSE AND DURATION........................... 1

      1.1    Effective Date................................................ 1
      1.2    Purpose of the Plan........................................... 1

SECTION 2       DEFINITIONS................................................ 1

      2.1    "Actual Award"................................................ 1
      2.2    "Affiliate"................................................... 1
      2.3    "Base Salary"................................................. 1
      2.4    "Board"....................................................... 1
      2.5    "Code"........................................................ 1
      2.6    "Committee"................................................... 1
      2.7    Company"...................................................... 1
      2.8    "Disability".................................................. 1
      2.9    "EBIT"........................................................ 1
      2.10   "EBITDA"...................................................... 2
      2.11   "Earnings Per Share".......................................... 2
      2.12   "Employee".................................................... 2
      2.13   "Fiscal Year"................................................. 2
      2.14   "Maximum Award"............................................... 2
      2.15   "Net Income".................................................. 2
      2.17   "Participant"................................................. 2
      2.18   "Payout Formula".............................................. 2
      2.19   "Performance Goals"........................................... 2
      2.20   "Performance Period".......................................... 2
      2.21   "Plan"........................................................ 2
      2.22   "Retirement".................................................. 2
      2.23   "Return on Assets"............................................ 3
      2.24   "Return on Equity"............................................ 3
      2.25   "Return on Sales"............................................. 3
      2.26   "Revenue"..................................................... 3
      2.27   "Shareholder Return".......................................... 3
      2.28   "Shares"...................................................... 3
      2.29   "Target Award"................................................ 3
      2.30   "VAI"......................................................... 3

SECTION 3       SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS...... 3

      3.1    Selection of Participants..................................... 3
      3.2    Determination of Performance Goals............................ 3
      3.3    Determination of Target Awards................................ 3
      3.4    Determination of Payout Formula or Formulae................... 3
      3.5    Determination of Actual Awards................................ 3

SECTION 4       PAYMENT OF AWARDS.......................................... 4

      4.1    Right to Receive Payment...................................... 4
      4.2    Timing of Payment............................................. 4
      4.3    Form of Payment............................................... 4
      4.4    Payment in the Event of Death................................. 4

SECTION 5       ADMINISTRATION............................................. 4

      5.1    Committee is the Administrator................................ 4
      5.2    Committee Authority........................................... 4
      5.3    Decisions Binding............................................. 4
      5.4    Delegation by the Committee................................... 5

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page

SECTION 6       GENERAL PROVISIONS......................................... 5

      6.1    Tax Withholding............................................... 5
      6.2    No Effect on Employment or Service............................ 5
      6.3    Participation................................................. 5
      6.4    Indemnification............................................... 5
      6.5    Successors.................................................... 5
      6.6    Beneficiary Designations...................................... 5
      6.7    Nontransferability of Awards.................................. 5
      6.8    Deferrals..................................................... 6

SECTION 7       AMENDMENT, TERMINATION AND DURATION........................ 6

      7.1    Amendment, Suspension or Termination.......................... 6
      7.2    Duration of the Plan.......................................... 6

SECTION 8       LEGAL CONSTRUCTION......................................... 6

      8.1    Gender and Number............................................. 6
      8.2    Severability.................................................. 6
      8.3    Requirements of Law........................................... 6
      8.4    Governing Law................................................. 6
      8.5    Captions...................................................... 6

                VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.
                           MANAGEMENT INCENTIVE PLAN

                                   SECTION 1
                       BACKGROUND, PURPOSE AND DURATION

          1.1    Effective Date.  The Plan is effective as of the date on which
                 --------------
VAI distributes shares of the Company's common stock to the stockholders of VAI, subject to the approval of the Plan by a majority of the shares of the common stock of VAI which are present in person or by proxy and entitled to vote at the 1999 Annual and Special Meeting of Stockholders of VAI.

          1.2    Purpose of the Plan.  The Plan is intended to increase
                 -------------------
shareholder value and the success of the Company by motivating key executives
(1) to perform to the best of their abilities, and (2) to achieve the Company's objectives. The Plan's goals are to be achieved by providing such executives with incentive awards based on the achievement of goals relating to the performance of the Company and its business units. The Plan is intended to permit the grant of awards that qualify as performance-based compensation under section 162(m) of the Code.

                                   SECTION 2
                                  DEFINITIONS


          The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

          2.1    "Actual Award" means as to any Performance Period, the actual
                  ------------
award (if any) payable to a Participant for the Performance Period. Each Actual Award is determined by the Payout Formula for the Performance Period, subject to the Committee's authority under Section 3.5 to reduce the award otherwise determined by the Payout Formula.

          2.2    "Affiliate" means any corporation or other entity (including,
                  ---------
but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

          2.3    "Base Salary" means as to any Performance Period, the
                  -----------
Participant's annualized salary rate on the last day of the Performance Period. Such Base Salary shall be before both (a) deductions for taxes or benefits, and
(b) deferrals of compensation pursuant to Company-sponsored plans.

          2.4    "Board" means the Board of Directors of the Company.
                  -----

          2.5    "Code" means the Internal Revenue Code of 1986, as amended.
                  ----
Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

          2.6    "Committee" means the committee appointed by the Board
                  ---------
(pursuant to Section 5.1) to administer the Plan.

          2.7     Company" means Varian Semiconductor Equipment Associates,
                  -------
Inc., a Delaware corporation, or any successor thereto.

          2.8    "Disability" means a permanent and total disability determined
                  ----------
in accordance with uniform and nondiscriminatory standards adopted by the Committee from time to time.

          2.9    "EBIT" means as to any Performance Period, the Company's or a
                  ----
business unit's income before reductions for interest and taxes, determined in accordance with generally accepted accounting principles.

          2.10   "EBITDA" means as to any Performance Period, the Company's or
                  ------
a business unit's income before reductions for interest, taxes, depreciation and amortization, determined in accordance with generally accepted accounting principles.

          2.11   "Earnings Per Share" means as to any Performance Period, the
                  ------------------
Company's or a business unit's Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

          2.12   "Employee" means any employee of the Company or of an
                  --------
Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

          2.13   "Fiscal Year" means any fiscal year of the Company.
                  -----------

          2.14   "Maximum Award" means as to any Actual Award to any
                  -------------
Participant for any Performance Period, the lesser of four hundred percent (400%) of Base Salary or $4 million.

          2.15   "Net Income" means as to any Performance Period, the Company's
                  ----------
or a business unit's income after taxes, determined in accordance with generally accepted accounting principles.

          2.16   "Operating Cash Flow" means as to any Performance Period, the
                  -------------------
Company's or a business unit's sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

          2.17   "Participant" means as to any Performance Period, an Employee
                  -----------
who has been selected by the Committee for participation in the Plan for that Performance Period.

          2.18   "Payout Formula" means as to any Performance Period, the
                  --------------
formula or payout matrix established by the Committee pursuant to Section 3.4 in order to determine the Actual Awards (if any) to be paid to Participants. The formula or matrix may differ from Participant to Participant.

          2.19   "Performance Goals" means the goal(s) (or combined goal(s))
                  -----------------
determined by the Committee (in its discretion) to be applicable to a Participant for a Target Award for a Performance Period. As determined by the Committee, the Performance Goals for any Target Award applicable to a Participant may provide for a targeted level or levels of achievement using one or more of the following measures: (a) EBIT, (b) EBITDA, (c) Earnings Per Share,
(d) Net Income, (e) Operating Cash Flow, (f) Return on Assets, (g) Return on Equity, (h) Return on Sales, (i) Revenue, and (j) Shareholder Return. The Performance Goals may differ from Participant to Participant and from award to award. Prior to the Determination Date, the Committee shall determine whether any significant element(s) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participants. "Determination Date" means the latest possible date that will not jeopardize a Target Award's qualification as performance-based compensation under section 162(m) of the Code.

          2.20   "Performance Period" means any fiscal period not to exceed
                  ------------------
three consecutive Fiscal Years, as determined by the Committee in its sole discretion.

          2.21   "Plan" means the Varian Semiconductor Equipment Associates,
                  ----
Inc. Management Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

          2.22   "Retirement" means, with respect to any Participant,
                  ----------
"Retirement" as defined by the Company's Retirement Policies, as they may be established from time to time.

          2.23   "Return on Assets" means as to any Performance Period, the
                  ----------------
percentage equal to the Company's or a business unit's EBIT before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

          2.24   "Return on Equity" means as to any Performance Period, the
                  ----------------
percentage equal to the Company's Net Income divided by average stockholder's equity, determined in accordance with generally accepted accounting principles.

          2.25   "Return on Sales" means as to any Performance Period, the
                  ---------------
percentage equal to the Company's or a business unit's EBIT before incentive compensation, divided by the Company's or the business unit's, as applicable, Revenue, determined in accordance with generally accepted accounting principles.

          2.26   "Revenue" means as to any Performance Period, the Company's
                  -------
or a business unit's net sales, determined in accordance with generally accepted accounting principles.

          2.27   "Shareholder Return" means as to any Performance Period, the
                  ------------------
total return (change in share price plus reinvestment of any dividends) of a Share.

          2.28   "Shares" means shares of the Company's common stock, $.01 par
                  ------
value.

          2.29   "Target Award" means the target award payable under the Plan
                  ------------
to a Participant for the Performance Period, expressed as a percentage of his or her Base Salary, as determined by the Committee in accordance with Section 3.3.

          2.30   "VAI" means Varian Associates, Inc., a Delaware corporation.
                  ---

                                   SECTION 3
             SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS

          3.1    Selection of Participants.  The Committee, in its sole
                 -------------------------
discretion, shall select the Employees of the Company who shall be Participants for any Performance Period. Participation in the Plan is in the sole discretion of the Committee, and on a Performance Period by Performance Period basis. Accordingly, an Employee who is a Participant for a given Performance Period in no way is guaranteed or assured of being selected for participation in any subsequent Performance Period or Periods.

          3.2    Determination of Performance Goals.  The Committee, in its
                 ----------------------------------
sole discretion, shall establish the Performance Goals for each Participant for the Performance Period. Such Performance Goals shall be set forth in writing.

          3.3    Determination of Target Awards.  The Committee, in its sole
                 ------------------------------
discretion, shall establish a Target Award for each Participant. Each Participant's Target Award shall be determined by the Committee in its sole discretion, and each Target Award shall be set forth in writing.

          3.4    Determination of Payout Formula or Formulae.  On or prior to
                 -------------------------------------------
the Determination Date, the Committee, in its sole discretion, shall establish a Payout Formula or Formulae for purposes of determining the Actual Award (if any) payable to each Participant. Each Payout Formula shall (a) be in writing, (b) be based on a comparison of actual performance to the Performance Goals, (c) provide for the payment of a Participant's Target Award if the Performance Goals for the Performance Period are achieved, and (d) provide for an Actual Award greater than or less than the Participant's Target Award, depending upon the extent to which actual performance exceeds or falls below the Performance Goals. Notwithstanding the preceding, no Participant's Actual Award under the Plan may exceed his or her Maximum Award.

          3.5    Determination of Actual Awards.  After the end of each
                 ------------------------------
Performance Period, the Committee shall certify in writing the extent to which the Performance Goals applicable to each Participant for the Performance Period were achieved or exceeded. The Actual Award for each Participant shall be determined by applying the Payout Formula to the level of actual performance which has been certified by the Committee. Notwithstanding any contrary provision of the Plan, the Committee, in its sole discretion, may (a) eliminate or reduce the Actual Award payable to any Participant below that which otherwise would be payable under the Payout Formula, and (b) determine what Actual Award, if any, will be paid in the event of a termination of employment prior to the end of the Performance Period. The total aggregate Actual Awards under the Plan with respect to any Performance Period shall not exceed eight percent (8%) of the Company's EBIT (but before incentive compensation) for the most recent completed Fiscal Year. If the total aggregate Actual Awards with respect to a Performance Period would exceed this aggregate limit, all such Actual Awards shall be pro-rated on an equal basis among all Participants according to a formula established by the Committee.

                                   SECTION 4
                               PAYMENT OF AWARDS

          4.1    Right to Receive Payment.  Each Actual Award that may become
                 ------------------------
payable under the Plan shall be paid solely from the general assets of the Company. Nothing in this Plan shall be construed to create a trust or to establish or evidence any Participant's claim of any right other than as an unsecured general creditor with respect to any payment to which he or she may be entitled.

          4.2    Timing of Payment.  Payment of each Actual Award shall be made
                 -----------------
within 120 days after the end of the Performance Period during which the Award was earned.

          4.3    Form of Payment.  Each Actual Award normally shall be paid in
                 ---------------
cash (or its equivalent) in a single lump sum. However, the Committee, in its sole discretion, may declare any Actual Award, in whole or in part, payable in stock granted under the Company's Omnibus Stock Plan. The number of Shares granted shall be determined by dividing the cash amount foregone by the fair market value of a Share on the date that the cash payment otherwise would have been made. For this purpose, "fair market value" shall mean the closing price on the Nasdaq National Market for the day in question.

          4.4    Payment in the Event of Death.  If a Participant dies prior
                 -----------------------------
to the payment of an Actual Award earned by him or her prior to death for a prior Performance Period, the Award shall be paid to his or her estate.

                                   SECTION 5
                                ADMINISTRATION

          5.1    Committee is the Administrator.  The Plan shall be
                 ------------------------------
administered by the Committee. The Committee shall consist of not less than two
(2) members of the Board. The members of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board. Each member of the Committee shall qualify as an "outside director" under section 162(m) of the Code. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.

          5.2    Committee Authority. It shall be the duty of the Committee to
                 -------------------
administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to
(a) determine which Employees shall be granted awards, (b) prescribe the terms and conditions of awards, (c) interpret the Plan and the awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules.

          5.3    Decisions Binding.  All determinations and decisions made by
                 -----------------
the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

          5.4    Delegation by the Committee.  The Committee, in its sole
                 ---------------------------
discretion and on such terms and conditions as it may provide, may delegate all or part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may delegate its authority and powers only with respect to awards that are not intended to qualify as performance-based compensation under section 162(m) of the Code.

                                   SECTION 6
                              GENERAL PROVISIONS

          6.1    Tax Withholding.  The Company shall withhold all applicable
                 ---------------
taxes from any Actual Award, including any federal, state and local taxes (including the Participant's FICA obligation).

          6.2    No Effect on Employment or Service.  Nothing in the Plan shall
                 ----------------------------------
interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only. The Company expressly reserves the right, which may be exercised at any time and without regard to when during a Performance Period such exercise occurs, to terminate any individual's employment with or without cause, and to treat him or her without regard to the effect which such treatment might have upon him or her as a Participant.

          6.3    Participation.  No Employee shall have the right to be
                 -------------
selected to receive an award under this Plan, or, having been so selected, to be selected to receive a future award.

          6.4    Indemnification.  Each person who is or shall have been a
                 ---------------
member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any award, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

          6.5    Successors.  All obligations of the Company under the Plan,
                 ----------
with respect to awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

          6.6    Beneficiary Designations.  If permitted by the Committee, a
                 ------------------------
Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

          6.7    Nontransferability of Awards.  No award granted under the
                 ----------------------------
Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 6.6. All rights with respect to an award granted to a Participant shall be available during his or her lifetime only to the Participant.

          6.8    Deferrals.  The Committee, in its sole discretion, may permit
                 ---------
a Participant to defer receipt of the payment of cash that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

                                   SECTION 7
                      AMENDMENT, TERMINATION AND DURATION

          7.1    Amendment, Suspension or Termination.  The Board, in its sole
                 ------------------------------------
discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Target Award theretofore granted to such Participant. No award may be granted during any period of suspension or after termination of the Plan.

          7.2    Duration of the Plan.  The Plan shall commence on the date
                 --------------------
specified herein, and subject to Section 7.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter.

                                   SECTION 8
                              LEGAL CONSTRUCTION

          8.1    Gender and Number.  Except where otherwise indicated by the
                 -----------------
context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

          8.2    Severability.  In the event any provision of the Plan shall be
                 ------------
held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

          8.3    Requirements of Law.  The granting of awards under the Plan
                 -------------------
shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

          8.4    Governing Law.  The Plan and all awards shall be construed in
                 -------------
accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions.

          8.5    Captions.  Captions are provided herein for convenience only,
                 --------
and shall not serve as a basis for interpretation or construction of the Plan.

                                   EXECUTION

          IN WITNESS WHEREOF, Varian Semiconductor Equipment Associates, Inc., by its duly authorized officer, has executed the Plan on the date indicated below.

                                       VARIAN SEMICONDUCTOR EQUIPMENT
                                       ASSOCIATES, INC.


Dated: __________________              By: _______________________________
                                           Name:
                                           Title:

                                                                         ANNEX G









                         VARIAN MEDICAL SYSTEMS, INC.

                              OMNIBUS STOCK PLAN

                               TABLE OF CONTENTS

                                                                            Page

SECTION 1       BACKGROUND, PURPOSE AND DURATION........................... 1

      1.1    Effective Date................................................ 1
      1.2    Purpose of the Plan........................................... 1

SECTION 2       DEFINITIONS................................................ 1

      2.1    "1934 Act".................................................... 1
      2.2    "Affiliate"................................................... 1
      2.3    "Award"....................................................... 1
      2.4    "Award Agreement"............................................. 1
      2.5    "Board"....................................................... 1
      2.6    "Code"........................................................ 1
      2.7    "Committee"................................................... 1
      2.8    "Company"..................................................... 1
      2.9    "Consultant".................................................. 1
      2.10   "Director".................................................... 2
      2.11   "Disability".................................................. 2
      2.12   "EBIT"........................................................ 2
      2.13   "EBITDA"...................................................... 2
      2.14   "Earnings Per Share".......................................... 2
      2.15   "Employee".................................................... 2
      2.16   "Exercise Price".............................................. 2
      2.17   "Fair Market Value"........................................... 2
      2.18   "Fiscal Year"................................................. 2
      2.19   "Grant Date".................................................. 2
      2.20   "Incentive Stock Option"...................................... 2
      2.21   "Net Income".................................................. 2
      2.22   "Non-employee Director"....................................... 2
      2.23   "Non-qualified Stock Option".................................. 2
      2.24   "Operating Cash Flow"......................................... 2
      2.25   "Option"...................................................... 2
      2.26   "Participant"................................................. 3
      2.27   "Performance Goals"........................................... 3
      2.28   "Performance Period".......................................... 3
      2.29   "Performance Share"........................................... 3
      2.30   "Performance Unit"............................................ 3
      2.31   "Period of Restriction"....................................... 3
      2.32   "Plan"........................................................ 3
      2.33   "Restricted Stock"............................................ 3
      2.34   "Retirement".................................................. 3
      2.35   "Return on Assets"............................................ 3
      2.36   "Return on Equity............................................. 3
      2.37   "Return on Sales"............................................. 3
      2.38   "Revenue"..................................................... 3
      2.39   "Rule 16b-3".................................................. 3
      2.40   "Section 16 Person"........................................... 4
      2.41   "Shareholder Return".......................................... 4
      2.42   "Shares"...................................................... 4
      2.43   "Stock Appreciation Right".................................... 4
      2.44   "Subsidiary".................................................. 4
      2.45   "Termination of Service"...................................... 4
      2.46   "VAI"......................................................... 4

                               TABLE OF CONTENTS
                                  (continued)



                                                                            Page

SECTION 3       ADMINISTRATION............................................. 4

      3.1    The Committee................................................. 4
      3.2    Authority of the Committee.................................... 4
      3.3    Delegation by the Committee................................... 4
      3.4    Non-employee Directors........................................ 5
      3.5    Decisions Binding............................................. 5

SECTION 4       SHARES SUBJECT TO THE PLAN................................. 5

      4.1    Number of Shares.............................................. 5
      4.2    Lapsed Awards................................................. 5
      4.3    Adjustments in Awards and Authorized Shares................... 5

SECTION 5       STOCK OPTIONS.............................................. 5

      5.1    Grant of Options.............................................. 5
      5.2    Award Agreement............................................... 5
      5.3    Exercise Price................................................ 5

             5.3.1  Non-qualified Stock Options............................ 6
             5.3.2  Incentive Stock Options................................ 6
             5.3.3  Substitute Options..................................... 6

      5.4    Expiration of Options......................................... 6

             5.4.1  Expiration Dates....................................... 6
             5.4.2  Death of Participant................................... 6
             5.4.3  Committee Discretion................................... 6

      5.5    Exercisability of Options..................................... 6
      5.6    Payment....................................................... 7
      5.7    Restrictions on Share Transferability......................... 7
      5.8    Certain Additional Provisions for Incentive Stock Options..... 7

             5.8.1  Exercisability......................................... 7
             5.8.2  Termination of Service................................. 7
             5.8.3  Company and Subsidiaries Only.......................... 7
             5.8.4  Expiration............................................. 7

      5.9    Grant of Reload Options....................................... 7

SECTION 6       STOCK APPRECIATION RIGHTS.................................. 8

      6.1    Grant of SARs................................................. 8
      6.2    Exercise Price and Other Terms................................ 8
      6.3    SAR Agreement................................................. 8
      6.4    Expiration of SARs............................................ 8
      6.5    Payment of SAR Amount......................................... 8
      6.6    Payment Upon Exercise of SAR.................................. 8

SECTION 7       RESTRICTED STOCK........................................... 8

      7.1    Grant of Restricted Stock..................................... 8
      7.2    Restricted Stock Agreement.................................... 8
      7.3    Transferability............................................... 8
      7.4    Other Restrictions............................................ 8

             7.4.1  General Restrictions................................... 9
             7.4.2  Section 162(m) Performance Restrictions................ 9
             7.4.3  Legend on Certificates................................. 9

                              TABLE OF CONTENTS
                                  (continued)

                                                                            Page

      7.5    Removal of Restrictions......................................  9
      7.6    Voting Rights................................................  9
      7.7    Dividends and Other Distributions............................  9
      7.8    Return of Restricted Stock to Company........................  9

SECTION 8       PERFORMANCE UNITS AND PERFORMANCE SHARES..................  9

      8.1    Grant of Performance Units and Shares........................  9
      8.2    Initial Value................................................  9
      8.3    Performance Objectives and Other Terms....................... 10

             8.3.1  General Performance Objectives........................ 10
             8.3.2  Section 162(m) Performance Objectives................. 10

      8.4    Earning of Performance Units and Performance Shares.......... 10
      8.5    Form and Timing of Payment................................... 10
      8.6    Cancellation................................................. 10

SECTION 9       NON-EMPLOYEE DIRECTORS.................................... 10

      9.1    Granting of Options.......................................... 10

             9.1.1  Non-employee Directors................................ 10
             9.1.2  Chairman.............................................. 10

      9.2    Terms of Options............................................. 11

             9.2.1  Option Agreement...................................... 11
             9.2.2  Exercise Price........................................ 11
             9.2.3  Exercisability........................................ 11
             9.2.4  Expiration of Options................................. 11
             9.2.5  Death of Director..................................... 11
             9.2.6  Not Incentive Stock Options........................... 11
             9.2.7  Other Terms........................................... 11

      9.3    Substitute Options........................................... 11
      9.4    Elections by Non-employee Directors.......................... 12

SECTION 10      MISCELLANEOUS............................................. 12

      10.1   No Effect on Employment or Service........................... 12
      10.2   Participation................................................ 12
      10.3   Indemnification.............................................. 12
      10.4   Successors................................................... 12
      10.5   Beneficiary Designations..................................... 12
      10.6   Nontransferability of Awards................................. 12
      10.7   No Rights as Stockholder..................................... 13
      10.8   Withholding Requirements..................................... 13
      10.9   Withholding Arrangements..................................... 13
      10.10  Deferrals.................................................... 13

SECTION 11      AMENDMENT, TERMINATION AND DURATION....................... 13

      11.1   Amendment, Suspension or Termination......................... 13
      11.2   Duration of the Plan......................................... 13

SECTION 12      LEGAL CONSTRUCTION........................................ 13

      12.1   Gender and Number............................................ 13
      12.2   Severability................................................. 14
      12.3   Requirements of Law.......................................... 14
      12.4   Governing Law................................................ 14
      12.5   Captions..................................................... 14

                         VARIAN MEDICAL SYSTEMS, INC.
                              OMNIBUS STOCK PLAN

                                   SECTION 1
                       BACKGROUND, PURPOSE AND DURATION

          1.1    Effective Date.  This amended and restated Plan is effective
                 --------------
as of the date on which VAI distributes the shares of the common stock of Varian, Inc. and Varian Semiconductor Equipment Associates, Inc. to the stockholders of VAI, subject to the approval of the Plan by a majority of the shares of the common stock of VAI which are present in person or by proxy and entitled to vote at the 1999 Annual and Special Meeting of the Stockholders of VAI.

          1.2    Purpose of the Plan.  The Plan is intended to increase
                 -------------------
incentives and to encourage Share ownership on the part of (1) employees of the Company and its Affiliates, (2) consultants who provide significant services to the Company and its Affiliates, and (3) directors of the Company who are employees of neither the Company nor any Affiliate. The Plan also is intended to further the growth and profitability of the Company. The Plan is intended to permit the grant of Awards that qualify as performance-based compensation under section 162(m) of the Code.

                                   SECTION 2
                                  DEFINITIONS


          The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

          2.1    "1934 Act" means the Securities Exchange Act of 1934, as
                  --------
amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

          2.2    "Affiliate" means any corporation or any other entity
                  ---------
(including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

          2.3    "Award" means, individually or collectively, a grant under
                  -----
the Plan of Non-qualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units or Performance Shares.

          2.4    "Award Agreement" means the written agreement setting forth
                  ---------------
the terms and provisions applicable to each Award granted under the Plan.

          2.5    "Board" means the Board of Directors of the Company.
                  -----

          2.6    "Code" means the Internal Revenue Code of 1986, as amended.
                  ----
Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

          2.7    "Committee" means the committee appointed by the Board
                  ---------
(pursuant to Section 3.1) to administer the Plan.

          2.8    "Company" means Varian Medical Systems, Inc., a Delaware
                  -------
corporation, or any successor thereto.

          2.9    "Consultant" means any consultant, independent contractor, or
                  ----------
other person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.

          2.10   "Director" means any individual who is a member of the Board.
                  --------

          2.11   "Disability" means a permanent and total disability within the
                  ----------
meaning of section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

          2.12   "EBIT" means as to any Performance Period, the Company's or a
                  ----
business unit's income before reductions for interest and taxes, determined in accordance with generally accepted accounting principles.

          2.13   "EBITDA" means as to any Performance Period, the Company's or
                  ------
a business unit's income before reductions for interest, taxes, depreciation and amortization, determined in accordance with generally accepted accounting principles.

          2.14   "Earnings Per Share" means as to any Performance Period, the
                  ------------------
Company's or a business unit's Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

          2.15   "Employee" means any employee of the Company or of an
                  --------
Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

          2.16   "Exercise Price" means the price at which a Share may be
                  --------------
purchased by a Participant pursuant to the exercise of an Option.

          2.17   "Fair Market Value" means the last quoted per share selling
                  -----------------
price for Shares on the relevant date, or if there were no sales on such date, the arithmetic mean of the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee. Notwithstanding the preceding, for federal, state and local income tax reporting purposes, fair market value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

          2.18   "Fiscal Year" means the fiscal year of the Company.
                  -----------

          2.19   "Grant Date" means, with respect to an Award, the date that
                  ----------
the Award was granted.

          2.20   "Incentive Stock Option" means an Option to purchase Shares
                  ----------------------
which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

          2.21   "Net Income" means as to any Performance Period, the Company's
                  ----------
or a business unit's income after taxes, determined in accordance with generally accepted accounting principles.

          2.22   "Non-employee Director" means a Director who is an employee of
                  ---------------------
neither the Company nor of any Affiliate.

          2.23   "Non-qualified Stock Option" means an option to purchase
                  --------------------------
Shares which is not intended to be an Incentive Stock Option.

          2.24   "Operating Cash Flow" means as to any Performance Period, the
                  -------------------
Company's or a business unit's sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

          2.25   "Option" means an Incentive Stock Option or a Non-qualified
                  ------
Stock Option.

          2.26   "Participant" means an Employee, Consultant, or Non-employee
                  -----------
Director who has an outstanding Award.

          2.27   "Performance Goals" means the goal(s) (or combined goal(s))
                  -----------------
the Committee (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one
or more of the following measures:   (a) EBIT, (b) EBITDA, (c) Earnings Per
Share, (d) Net Income, (e) Operating Cash Flow, (f) Return on Assets, (g) Return on Equity, (h) Return on Sales, (i) Revenue, and (j) Shareholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Committee shall determine whether any significant element(s) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participant. "Determination Date" means the latest possible date that will not jeopardize an Award's qualification as performance-based compensation under section 162(m) of the Code. Notwithstanding the previous sentence, for Awards not intended to qualify as performance-based compensation, "Determination Date" shall mean such date as the Committee may determine in its discretion.

          2.28   "Performance Period" means any fiscal period not to exceed
                  ------------------
three consecutive Fiscal Years, as determined by the Committee in its sole discretion.

          2.29   "Performance Share" means a Performance Share granted to a
                  -----------------
Participant pursuant to Section 8.

          2.30   "Performance Unit" means a Performance Unit granted to a
                  ----------------
Participant pursuant to Section 8.

          2.31   "Period of Restriction" means the period during which shares of
                  ---------------------
Restricted Stock are subject to forfeiture and/or restrictions on transferability.

          2.32   "Plan" means the Varian Medical Systems, Inc. Omnibus Stock
                  ----
Plan, as set forth in this instrument and as hereafter amended from time to time.

          2.33   "Restricted Stock" means an Award granted to a Participant
                  ----------------
pursuant to Section 7.

          2.34   "Retirement" means, in the case of an Employee or a
                  ----------
Non-employee Director, "Retirement" as defined pursuant to the Company's or the Board's Retirement Policies, as they may be established from time to time. With respect to a Consultant, no Termination of Service shall be deemed to be on account of "Retirement."

          2.35   "Return on Assets" means as to any Performance Period, the
                  ----------------
percentage equal to the Company's or a business unit's EBIT before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

          2.36   "Return on Equity" means as to any Performance Period, the
                  ----------------
percentage equal to the Company's Net Income divided by average stockholder's equity, determined in accordance with generally accepted accounting principles.

          2.37   "Return on Sales" means as to any Performance Period, the
                  ---------------
percentage equal to the Company's or a business unit's EBIT before incentive compensation, divided by the Company's or the business unit's, as applicable, Revenue, determined in accordance with generally accepted accounting principles.

          2.38   "Revenue" means as to any Performance Period, the Company's
                  -------
or a business unit's net sales, determined in accordance with generally accepted accounting principles.

          2.39   "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act,
                  ----------
as amended, and any future regulation amending, supplementing or superseding such regulation.

          2.40   "Section 16 Person" means a person who, with respect to the
                  -----------------
Shares, is subject to section 16 of the 1934 Act.

          2.41   "Shareholder Return" means as to any Performance Period, the
                  ------------------
total return (change in share price plus reinvestment of any dividends) of a Share.

          2.42   "Shares" means shares of the Company's common stock, $.01 par
                  ------
value.

          2.43   "Stock Appreciation Right" or "SAR" means an Award, granted
                  ------------------------
alone, in connection or in tandem with a related Option, that pursuant to
Section 6 is designated as a SAR.

          2.44   "Subsidiary" means any corporation in an unbroken chain of
                  ----------
corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          2.45   "Termination of Service" means (a) in the case of an Employee,
                  ----------------------
a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and (c) in the case of a Non-employee Director, a cessation of the Non-employee Director's service on the Board for any reason.

          2.46   "VAI" means Varian Associates, Inc., a Delaware corporation.
                  ---

                                   SECTION 3
                                ADMINISTRATION

          3.1    The Committee.  The Plan shall be administered by the
                 -------------
Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board. Each member of the Committee shall qualify as (a) a "non-employee director" under Rule 16b-3, and (b) an "outside director" under section 162(m) of the Code. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.

          3.2    Authority of the Committee.  It shall be the duty of the
                 --------------------------
Committee to administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees and Consultants shall be granted Awards, (b) prescribe the terms and conditions of the Awards (other than the Options granted to Non-employee Directors pursuant to Section 9), (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees, Consultants and Directors who are foreign nationals or employed outside of the United States,
(e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules. Notwithstanding any contrary provision of the Plan, the Committee may reduce the amount payable under any Award (other than an Option) after the grant of such Award.

          3.3    Delegation by the Committee.  The Committee, in its sole
                 ---------------------------
discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, (b) in any way which would jeopardize the Plan's qualification under Rule 16b-3, or (c) with respect to awards which are intended to qualify as performance-based compensation under section 162(m) of the Code.

          3.4    Non-employee Directors.  Notwithstanding any contrary
                 ----------------------
provision of this Section 3, the Board shall administer Section 9 of the Plan, and the Committee shall exercise no discretion with respect to Section 9. In the Board's administration of Section 9 and the Options and any Shares granted to Non-employee Directors, the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of the Plan.

          3.5    Decisions Binding.  All determinations and decisions made by
                 -----------------
the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

                                   SECTION 4
                          SHARES SUBJECT TO THE PLAN

          4.1    Number of Shares.  Subject to adjustment as provided in
                 ----------------
Section 4.3, the total number of Shares available for grant under the Plan shall not exceed 5,000,000, plus such number of Shares as are granted pursuant to substitute Options under Sections 5.3.3 and 9.3 in connection with the distribution of Shares to the stockholders of VAI. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

          4.2    Lapsed Awards.  If an Award terminates, expires, or lapses
                 -------------
for any reason, any Shares subject to such Award again shall be available to be the subject of an Award. In addition, if any Shares are tendered to the Company (whether by physical delivery or attestation) as full or partial payment for the exercise of an Option or in satisfaction of a tax withholding obligation pursuant to an Award, only the net Shares issued shall be deemed granted for purposes of determining the maximum number of Shares that may be granted under
Section 4.1. Also, Shares granted pursuant to Awards assumed or granted in substitution of other awards in connection with the acquisition by the Company of an unrelated entity shall not reduce the maximum number of Shares issuable under Section 4.1.

          4.3    Adjustments in Awards and Authorized Shares.  In the event of
                 -------------------------------------------
any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding Awards, and the numerical limit of Section 5.1 in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards. In the case of Options granted to Non-employee Directors pursuant to Section 9, the foregoing adjustments shall be made by the Board, and any such adjustments also shall apply to the future grants provided by Section 9. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

                                   SECTION 5
                                 STOCK OPTIONS

          5.1    Grant of Options.  Subject to the terms and provisions of the
                 ----------------
Plan, Options may be granted to Employees and Consultants at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option, provided that during any Fiscal Year, no Participant shall be granted Options covering more than 1,000,000 Shares. The Committee may grant Incentive Stock Options, Non-qualified Stock Options, or a combination thereof.

          5.2    Award Agreement.  Each Option shall be evidenced by an Award
                 ---------------
Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Non-qualified Stock Option.

          5.3    Exercise Price.  Subject to the provisions of this Section
                 --------------
5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

                 5.3.1  Non-qualified Stock Options.  In the case of a
                        ---------------------------
Non-qualified Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

                 5.3.2  Incentive Stock Options.  In the case of an Incentive
                        -----------------------
Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

                 5.3.3  Substitute Options.  Notwithstanding the provisions of
                        ------------------
Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

          5.4    Expiration of Options.
                 ---------------------

                 5.4.1  Expiration Dates.  Each Option shall terminate no later
                        ----------------
than the first to occur of the following events:

                        (a) The expiration of ten (10) years from the Grant Date; or

                        (b) The expiration of three (3) months from the date of the Participant's Termination of Service for a reason other than the Participant's death, Disability or Retirement; or

                        (c) The expiration of one (1) year from the date of the Participant's Termination of Service by reason of Disability; or

                        (d) The expiration of three (3) years from the date of the Participant's Retirement (subject to Section 5.8.2 regarding Incentive Stock Options); or

                        (e) The date of the Participant's Termination of Service by the Company for cause (as determined by the Company); or

                        (f) The date for termination of the Option determined by the Committee in its sole discretion and set forth in the written Award Agreement.

                 5.4.2  Death of Participant.  Notwithstanding Section 5.4.1,
                        --------------------
if a Participant who is an Employee dies prior to the expiration of his or her Options, his or her Options shall be exercisable until the expiration of three
(3) years after the date of death. If a Participant who is a Consultant dies prior to the expiration of his or her Options, the Committee, in its discretion, may provide that his or her Options shall be exercisable for up to three (3) years after the date of death.

                 5.4.3  Committee Discretion.  Subject to the limits of
                        --------------------
Sections 5.4.1 and 5.4.2, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted and before such Option expires, extend the maximum term of the Option (subject to Section 5.8.4 regarding Incentive Stock Options).

          5.5    Exercisability of Options.  Options granted under the Plan
                 -------------------------
shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. If a

Participant dies while an Employee, the exercisability of his or her Options shall be fully accelerated to the date of Termination of Service.

          5.6    Payment.  Options shall be exercised by the Participant's
                 -------
delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

          Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

          As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

          5.7    Restrictions on Share Transferability.  The Committee may
                 -------------------------------------
impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

          5.8    Certain Additional Provisions for Incentive Stock Options.
                 ---------------------------------------------------------

                 5.8.1  Exercisability.  The aggregate Fair Market Value
                        --------------
(determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

                 5.8.2  Termination of Service.  If any portion of an Incentive
                        ----------------------
Stock Option is exercised more than three (3) months after the Participant's Termination of Service for any reason other than Disability or death (unless (a) the Participant dies during such three-month period, and (b) the Award Agreement or the Committee permits later exercise), the portion so exercised shall be deemed a Non-qualified Stock Option.

                 5.8.3  Company and Subsidiaries Only.  Incentive Stock Options
                        -----------------------------
may be granted only to persons who are employees of the Company or a Subsidiary on the Grant Date.

                 5.8.4  Expiration.  No Incentive Stock Option may be exercised
                        ----------
after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

          5.9    Grant of Reload Options.  The Committee may provide in an
                 -----------------------
Award Agreement that a Participant who exercises all or part of an Option by payment of the Exercise Price with already-owned Shares, shall be granted an additional option (a "Reload Option") for a number of shares of stock equal to the number of Shares tendered to exercise the previously granted Option plus, if the Committee so determines, any Shares withheld or delivered in satisfaction of any tax withholding requirements. As determined by the Committee, each Reload Option shall (a) have a Grant Date which is the date as of which the previously granted Option is exercised, and (b) be exercisable on the same terms and conditions as the previously granted Option, except that the Exercise Price shall be determined as of the Grant Date.

                                   SECTION 6
                           STOCK APPRECIATION RIGHTS

          6.1    Grant of SARs.  Subject to the terms and conditions of the
                 -------------
Plan, SARs may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, provided that during any Fiscal Year, no Participant shall be granted SARs covering more than 1,000,000 Shares.

          6.2    Exercise Price and Other Terms.  The Committee, subject to the
                 ------------------------------
provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of an SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

          6.3    SAR Agreement.  Each SAR grant shall be evidenced by an Award
                 -------------
Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

          6.4    Expiration of SARs.  A SAR granted under the Plan shall
                 ------------------
expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of
Section 5.4 also shall apply to SARs.

          6.5    Payment of SAR Amount.  Upon exercise of a SAR, a Participant
                 ---------------------
shall be entitled to receive payment from the Company in an amount determined by multiplying:

                 (a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

                 (b) The number of Shares with respect to which the SAR is exercised.

          6.6    Payment Upon Exercise of SAR. At the discretion of the
                 ----------------------------
Committee, payment for a SAR may be in cash, Shares or a combination thereof.

                                   SECTION 7
                               RESTRICTED STOCK

          7.1    Grant of Restricted Stock.  Subject to the terms and
                 -------------------------
provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant, provided that during any Fiscal Year, no Participant shall be granted more than 100,000 Shares of Restricted Stock.

          7.2    Restricted Stock Agreement.  Each Award of Restricted Stock
                 --------------------------
shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

          7.3    Transferability.  Shares of Restricted Stock may not be sold,
                 ---------------
transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

          7.4    Other Restrictions.  The Committee, in its sole discretion,
                 ------------------
may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4.

                 7.4.1  General Restrictions.  The Committee may set
                        --------------------
restrictions based upon the achievement of specific performance objectives (Company-wide, business unit or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

                 7.4.2  Section 162(m) Performance Restrictions.  For purposes
                        ---------------------------------------
of qualifying grants of Restricted Stock as "performance-based compensation" under section 162(m) of the Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Restricted Stock to qualify as "performance-based compensation" under section 162(m) of the Code. In granting Restricted Stock which is intended to qualify under section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under section 162(m) of the Code (e.g., in determining the Performance Goals).

                 7.4.3  Legend on Certificates.  The Committee, in its
                        ----------------------
discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

     "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Varian, Inc. Omnibus Stock Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Varian, Inc."

          7.5    Removal of Restrictions.  Shares of Restricted Stock covered
                 -----------------------
by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and remove any restrictions. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section
7.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

          7.6    Voting Rights.  During the Period of Restriction, Participants
                 -------------
holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

          7.7    Dividends and Other Distributions.  During the Period of
                 ---------------------------------
Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

          7.8    Return of Restricted Stock to Company.  On the date set forth
                 -------------------------------------
in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

                                   SECTION 8
                   PERFORMANCE UNITS AND PERFORMANCE SHARES

          8.1    Grant of Performance Units and Shares.  Performance Units and
                 -------------------------------------
Performance Shares may be granted to Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to any Participant, provided that during any Fiscal Year, no more than 100,000 Performance Shares or Performance Units may be granted to any Participant.

          8.2    Initial Value.  Each Performance Unit shall have an initial
                 -------------
value that is established by the Committee on or before the Grant Date, provided that such value shall not exceed the Fair Market Value of a Share on the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

          8.3    Performance Objectives and Other Terms.  The Committee shall
                 --------------------------------------
set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Shares that will be paid out to the Participants. The Committee may set performance objectives based upon the achievement of Company-wide, business unit, or individual goals, or any other basis determined by the Committee in its discretion. The time period during which the performance objectives must be met shall be called the "Performance Period." Each Award of Performance Units or Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

                 8.3.1  General Performance Objectives.  The Committee may set
                        ------------------------------
performance objectives based upon the achievement of Company-wide, business unit or individual goals, or any other basis determined by the Committee in its discretion.

                 8.3.2  Section 162(m) Performance Objectives.  For purposes of
                        -------------------------------------
qualifying grants of Performance Units or Shares as "performance-based compensation" under section 162(m) of the Code, the Committee, in its discretion, may determine that the performance objectives applicable to Performance Units or Shares shall be based on the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Performance Units or Shares to qualify as "performance-based compensation" under section 162(m) of the Code. In granting Performance Units or Shares which are intended to qualify under section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Units or Shares under section 162(m) of the Code (e.g., in determining the Performance Goals).

          8.4    Earning of Performance Units and Performance Shares.  After
                 ---------------------------------------------------
the applicable Performance Period has ended, the Participant shall be entitled to receive a payout of the number of Performance Units or Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives have been achieved. After the grant of a Performance Unit or Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for Award.

          8.5    Form and Timing of Payment.  Payment of earned Performance
                 --------------------------
Units or Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay such earned Awards in cash, Shares or a combination thereof.

          8.6    Cancellation.  On the date set forth in the Award Agreement,
                 ------------
all unearned or unvested Performance Units or Performance Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

                                   SECTION 9
                            NON-EMPLOYEE DIRECTORS

          9.1    Granting of Options.
                 -------------------

                 9.1.1  Non-employee Directors.  Each Non-employee Director
                        ----------------------
shall be granted an Option to purchase 10,000 Shares (an "Initial Grant") on the later of the Effective Date of the Plan or the date of the Non-employee Director's appointment or election as a Non-employee Director. Thereafter, for so long as the Non-employee Director serves as such, he or she annually shall be granted an Option for an additional 5,000 Shares (each a "Subsequent Grant"). Each such Subsequent Grant shall be made on the first business day after each Annual Meeting of Stockholders occurring after the date of the Initial Grant or previous Subsequent Grant, but only if the Non-employee Director has continuously served as such through the Grant Date.

                 9.1.2  Chairman.  Each Chairman of the Company who is a
                        --------
Non-employee Director shall be granted an Option to purchase 100,000 Shares (an "Initial Chairman's Grant") on the later of the Effective

Date of the Plan or the date such individual becomes Chairman. Thereafter, for so long as such individual serves as Chairman, he or she annually will be granted an Option for an additional 5,000 Shares (each a "Subsequent Chairman's Grant"). Each such Subsequent Chairman's Grant shall be made on the first business day after each Annual Meeting of Stockholders occurring after the date of the Initial Chairman's Grant or previous Subsequent Chairman's Grant, but only if the individual has continuously served as Chairman through the Grant Date. Any Initial Chairman's Grant or Subsequent Chairman's Grant shall be in lieu of any Initial Grant or Subsequent Grant the Chairman otherwise would be entitled to under Section 9.1.1.

          9.2    Terms of Options.
                 ----------------

                 9.2.1  Option Agreement.  Each Option granted pursuant to this
                        ----------------
Section 9 shall be evidenced by a written stock option agreement which shall be executed by the Non-employee Director and the Company.

                 9.2.2  Exercise Price.  The Exercise Price for the Shares
                        --------------
subject to each Option granted pursuant to this Section 9 shall be one hundred percent (100%) of the Fair Market Value of such Shares on the Grant Date.

                 9.2.3  Exercisability.  Each Option granted pursuant to this
                        --------------
Section 9 shall be fully exercisable on the Grant Date.

                 9.2.4  Expiration of Options.  Each Option shall terminate
                        ---------------------
upon the first to occur of the following events:

                        (a) The expiration of ten (10) years from the Grant Date; or

                        (b) The expiration of three (3) months from the date of the Non-employee Director's Termination of Service for a reason other than death, Disability, resignation or Retirement; or

                        (c) The expiration of three (3) years from the date of the Non-employee Director's Termination of Service by reason of completion of the Participant's term as a Director, Disability or Retirement; or

                        (d) The expiration of one (1) month from the date of the Non-employee Director's Termination of Service by reason of resignation.

                 9.2.5  Death of Director.  Notwithstanding Section 9.2.4, if
                        -----------------
a Non-employee Director dies prior to the expiration of his or her options in accordance with Section 9.2.4, his or her options shall terminate three (3) years after the date of his or her death.

                 9.2.6  Not Incentive Stock Options.  Options granted pursuant
                        ---------------------------
to this Section 9 shall not be designated as Incentive Stock Options.

                 9.2.7  Other Terms.  All provisions of the Plan not
                        -----------
inconsistent with this Section 9 shall apply to Options granted to Non-employee Directors; provided, however, that Section 5.2 (relating to the Committee's discretion to set the terms and conditions of Options) shall be inapplicable with respect to Non-employee Directors.

          9.3    Substitute Options.  Notwithstanding the provisions of
                 ------------------
Section 9.2.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Non-employee Directors on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

          9.4    Elections by Non-employee Directors.  Pursuant to such
                 -----------------------------------
procedures as the Board (in its discretion) may adopt from time to time, each Non-employee Director may elect to forego receipt of all or a portion of the annual retainer, committee chair fees, meeting attendance fees and other cash compensation otherwise due to the Non-employee Director in exchange for Shares. The number of Shares received by any Non-employee Director shall equal the amount of foregone compensation divided by the Fair Market Value of a Share on the date that the compensation otherwise would have been paid to the Non-employee Director, rounded up to the nearest whole number of Shares. In addition, pursuant to such procedures as the Board (in its discretion) may adopt from time to time, each Non-employee Director may elect to forego receipt of all or a portion of the annual retainer, committee chair and meeting attendance fees and other cash compensation otherwise due to the Non-employee Director in exchange for an Option to purchase Shares. The number of Shares subject to such an Option received by any Non-employee Director shall equal the amount of foregone compensation multiplied by four (4) and divided by the Fair Market Value of a Share on the date that the compensation otherwise would have been paid to the Non-employee Director, rounded up to the nearest whole number of Shares. All Options granted pursuant to this Section 9.4 shall be subject to the restrictions of Section 9.2.

                                  SECTION 10
                                 MISCELLANEOUS

          10.1   No Effect on Employment or Service.  Nothing in the Plan shall
                 ----------------------------------
interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only.

          10.2   Participation.  No Employee or Consultant shall have the right
                 -------------
to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

          10.3   Indemnification.  Each person who is or shall have been a
                 ---------------
member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

          10.4   Successors.  All obligations of the Company under the Plan,
                 ----------
with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

          10.5   Beneficiary Designations.  If permitted by the Committee, a
                 ------------------------
Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

          10.6   Nontransferability of Awards.  No Award granted under the Plan
                 ----------------------------
may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 10.5. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant.

          10.7   No Rights as Stockholder.  Except to the limited extent
                 ------------------------
provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

          10.8   Withholding Requirements.  Prior to the delivery of any Shares
                 ------------------------
or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof). Notwithstanding any contrary provision of the Plan, if a Participant fails to remit to the Company such withholding amount within the time period specified by the Committee (in its discretion), the Participant's Award may, in the Committee's discretion, be forfeited and in such case the Participant shall not receive any of the Shares subject to such Award.

          10.9   Withholding Arrangements.  The Committee, in its sole
                 ------------------------
discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using the maximum federal, state, local and foreign jurisdiction marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

          10.10  Deferrals.  The Committee, in its sole discretion, may permit a
                 ---------
Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

                                  SECTION 11
                      AMENDMENT, TERMINATION AND DURATION

          11.1   Amendment, Suspension or Termination.  The Board, in its sole
                 ------------------------------------
discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

          11.2   Duration of the Plan.  The Plan shall commence on the date
                 --------------------
specified herein, and subject to Section 11.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan after ten (10) years from the Effective Date.

                                  SECTION 12
                              LEGAL CONSTRUCTION

          12.1   Gender and Number.  Except where otherwise indicated by the
                 -----------------
context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

          12.2   Severability.  In the event any provision of the Plan shall
                 ------------
be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

          12.3   Requirements of Law.  The granting of Awards and the issuance
                 -------------------
of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

          12.4   Governing Law.  The Plan and all Award Agreements shall be
                 -------------
construed in accordance with and governed by the laws of the State of California, but without regard to its conflict of law provisions.

          12.5   Captions.  Captions are provided herein for convenience only,
                 --------
and shall not serve as a basis for interpretation or construction of the Plan.

                                   EXECUTION


          IN WITNESS WHEREOF, Varian Medical Systems, Inc., by its duly authorized officer, has executed the Plan on the date indicated below.


                                       VARIAN MEDICAL SYSTEMS, INC.


Dated: _______________, ____           By _________________________________
                                          Name:
                                          Title:

                                                                       ANNEX H









                         VARIAN MEDICAL SYSTEMS, INC.

                           MANAGEMENT INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                            Page

SECTION 1       BACKGROUND, PURPOSE AND DURATION........................... 1

      1.1    Effective Date................................................ 1
      1.2    Purpose of the Plan........................................... 1

SECTION 2       DEFINITIONS................................................ 1

      2.1    "Actual Award"................................................ 1
      2.2    "Affiliate"................................................... 1
      2.3    "Base Salary"................................................. 1
      2.4    "Board"....................................................... 1
      2.5    "Code"........................................................ 1
      2.6    "Committee"................................................... 1
      2.7     Company"..................................................... 1
      2.8    "Disability".................................................. 1
      2.9    "EBIT"........................................................ 1
      2.10   "EBITDA"...................................................... 2
      2.11   "Earnings Per Share".......................................... 2
      2.12   "Employee".................................................... 2
      2.13   "Fiscal Year"................................................. 2
      2.14   "Maximum Award"............................................... 2
      2.15   "Net Income".................................................. 2
      2.16   "Operating Cash Flow"......................................... 2
      2.17   "Participant"................................................. 2
      2.18   "Payout Formula".............................................. 2
      2.19   "Performance Goals"........................................... 2
      2.20   "Performance Period".......................................... 2
      2.21   "Plan"........................................................ 2
      2.22   "Retirement".................................................. 2
      2.23   "Return on Assets"............................................ 3
      2.24   "Return on Equity"............................................ 3
      2.25   "Return on Sales"............................................. 3
      2.26   "Revenue"..................................................... 3
      2.27   "Shareholder Return".......................................... 3
      2.28   "Shares"...................................................... 3
      2.29   "Target Award"................................................ 3
      2.30   "VAI"......................................................... 3

SECTION 3       SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS...... 3

      3.1    Selection of Participants..................................... 3
      3.2    Determination of Performance Goals............................ 3
      3.3    Determination of Target Awards................................ 3
      3.4    Determination of Payout Formula or Formulae................... 3
      3.5    Determination of Actual Awards................................ 3

SECTION 4       PAYMENT OF AWARDS.......................................... 4

      4.1    Right to Receive Payment...................................... 4
      4.2    Timing of Payment............................................. 4
      4.3    Form of Payment............................................... 4
      4.4    Payment in the Event of Death................................. 4

SECTION 5       ADMINISTRATION............................................. 4

      5.1    Committee is the Administrator................................ 4
      5.2    Committee Authority........................................... 4
      5.3    Decisions Binding............................................. 4
      5.4    Delegation by the Committee................................... 5

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page

SECTION 6       GENERAL PROVISIONS......................................... 5

      6.1    Tax Withholding............................................... 5
      6.2    No Effect on Employment or Service............................ 5
      6.3    Participation................................................. 5
      6.4    Indemnification............................................... 5
      6.5    Successors.................................................... 5
      6.6    Beneficiary Designations...................................... 5
      6.7    Nontransferability of Awards.................................. 5
      6.8    Deferrals..................................................... 6

SECTION 7       AMENDMENT, TERMINATION AND DURATION........................ 6

      7.1    Amendment, Suspension or Termination.......................... 6
      7.2    Duration of the Plan.......................................... 6

SECTION 8       LEGAL CONSTRUCTION......................................... 6

      8.1    Gender and Number............................................. 6
      8.2    Severability.................................................. 6
      8.3    Requirements of Law........................................... 6
      8.4    Governing Law................................................. 6
      8.5    Captions...................................................... 6

                         VARIAN MEDICAL SYSTEMS, INC.
                           MANAGEMENT INCENTIVE PLAN

                                   SECTION 1
                       BACKGROUND, PURPOSE AND DURATION

          1.1    Effective Date.  This amended and restated Plan is effective as
                 --------------
of the date on which VAI distributes shares of the common stock of Varian, Inc. and Varian Semiconductor Equipment Associates, Inc. to the stockholders of VAI, subject to the approval of the Plan by a majority of the shares of the common stock of VAI which are present in person or by proxy and entitled to vote at the 1999 Annual and Special Meeting of Stockholders of VAI.

          1.2    Purpose of the Plan.  The Plan is intended to increase
                 -------------------
shareholder value and the success of the Company by motivating key executives
(1) to perform to the best of their abilities, and (2) to achieve the Company's objectives. The Plan's goals are to be achieved by providing such executives with incentive awards based on the achievement of goals relating to the performance of the Company and its business units. The Plan is intended to permit the grant of awards that qualify as performance-based compensation under section 162(m) of the Code.

                                   SECTION 2
                                  DEFINITIONS

          The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

          2.1    "Actual Award" means as to any Performance Period, the actual
                  ------------
award (if any) payable to a Participant for the Performance Period. Each Actual Award is determined by the Payout Formula for the Performance Period, subject to the Committee's authority uder Section 3.5 to reduce the award otherwise determined by the Payout Formula.

          2.2    "Affiliate" means any corporation or other entity (including,
                  ---------
but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

          2.3    "Base Salary" means as to any Performance Period, the
                  -----------
Participant's annualized salary rate on the last day of the Performance Period. Such Base Salary shall be before both (a) deductions for taxes or benefits, and
(b) deferrals of compensation pursuant to Company-sponsored plans.

          2.4    "Board" means the Board of Directors of the Company.
                  -----

          2.5    "Code" means the Internal Revenue Code of 1986, as amended.
                  ----
Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

          2.6    "Committee" means the committee appointed by the Board
                  ---------
(pursuant to Section 5.1) to administer the Plan.

          2.7     Company" means Varian Medical Systems, Inc., a Delaware
                  -------
corporation, or any successor thereto.

          2.8    "Disability" means a permanent and total disability determined
                  ----------
in accordance with uniform and nondiscriminatory standards adopted by the Committee from time to time.

          2.9    "EBIT" means as to any Performance Period, the Company's or a
                  ----
business unit's income before reductions for interest and taxes, determined in accordance with generally accepted accounting principles.

          2.10   "EBITDA" means as to any Performance Period, the Company's or
                  ------
a business unit's income before reductions for interest, taxes, depreciation and amortization, determined in accordance with generally accepted accounting principles.

          2.11   "Earnings Per Share" means as to any Performance Period, the
                  ------------------
Company's or a business unit's Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

          2.12   "Employee" means any employee of the Company or of an
                  --------
Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

          2.13   "Fiscal Year" means any fiscal year of the Company.
                  -----------

          2.14   "Maximum Award" means as to any Actual Award to any
                  -------------
Participant for any Performance Period, the lesser of two hundred percent (200%) of Base Salary or $2 million.

          2.15   "Net Income" means as to any Performance Period, the Company's
                  ----------
or a business unit's income after taxes, determined in accordance with generally accepted accounting principles.

          2.16   "Operating Cash Flow" means as to any Performance Period, the
                  -------------------
Company's or a business unit's sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

          2.17   "Participant" means as to any Performance Period, an Employee
                  -----------
who has been selected by the Committee for participation in the Plan for that Performance Period.

          2.18   "Payout Formula" means as to any Performance Period, the
                  --------------
formula or payout matrix established by the Committee pursuant to Section 3.4 in order to determine the Actual Awards (if any) to be paid to Participants. The formula or matrix may differ from Participant to Participant.

          2.19   "Performance Goals" means the goal(s) (or combined goal(s))
                  -----------------
determined by the Committee (in its discretion) to be applicable to a Participant for a Target Award for a Performance Period. As determined by the Committee, the Performance Goals for any Target Award applicable to a Participant may provide for a targeted level or levels of achievement using one or more of the following measures: (a) EBIT, (b) EBITDA, (c) Earnings Per Share,
(d) Net Income, (e) Operating Cash Flow, (f) Return on Assets, (g) Return on Equity, (h) Return on Sales, (i) Revenue, and (j) Shareholder Return. The Performance Goals may differ from Participant to Participant and from award to award. Prior to the Determination Date, the Committee shall determine whether any significant element(s) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participants. "Determination Date" means the latest possible date that will not jeopardize a Target Award's qualification as performance-based compensation under section 162(m) of the Code.

          2.20   "Performance Period" means any fiscal period not to exceed
                  ------------------
three consecutive Fiscal Years, as determined by the Committee in its sole discretion.

          2.21   "Plan" means the Varian Medical Systems, Inc. Management
                  ----
Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

          2.22   "Retirement" means, with respect to any Participant,
                  ----------
"Retirement" as defined by the Company's Retirement Policies, as they may be established from time to time.

          2.23   "Return on Assets" means as to any Performance Period, the
                  ----------------
percentage equal to the Company's or a business unit's EBIT before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

          2.24   "Return on Equity" means as to any Performance Period, the
                  ----------------
percentage equal to the Company's Net Income divided by average stockholder's equity, determined in accordance with generally accepted accounting principles.

          2.25   "Return on Sales" means as to any Performance Period, the
                  ---------------
percentage equal to the Company's or a business unit's EBIT before incentive compensation, divided by the Company's or the business unit's, as applicable, Revenue, determined in accordance with generally accepted accounting principles.

          2.26   "Revenue" means as to any Performance Period, the Company's
                  -------
or a business unit's net sales, determined in accordance with generally accepted accounting principles.

          2.27   "Shareholder Return" means as to any Performance Period, the
                  ------------------
total return (change in share price plus reinvestment of any dividends) of a Share.

          2.28   "Shares" means shares of the Company's common stock, $.01 par
                  ------
value.

          2.29   "Target Award" means the target award payable under the Plan
                  ------------
to a Participant for the Performance Period, expressed as a percentage of his or her Base Salary, as determined by the Committee in accordance with Section 3.3.

          2.30   "VAI" means Varian Associates, Inc., a Delaware corporation.
                  ---

                                   SECTION 3
             SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS

          3.1    Selection of Participants.  The Committee, in its sole
                 -------------------------
discretion, shall select the Employees of the Company who shall be Participants for any Performance Period. Participation in the Plan is in the sole discretion of the Committee, and on a Performance Period by Performance Period basis. Accordingly, an Employee who is a Participant for a given Performance Period in no way is guaranteed or assured of being selected for participation in any subsequent Performance Period or Periods.

          3.2    Determination of Performance Goals.  The Committee, in its
                 ----------------------------------
sole discretion, shall establish the Performance Goals for each Participant for the Performance Period. Such Performance Goals shall be set forth in writing.

          3.3    Determination of Target Awards.  The Committee, in its sole
                 ------------------------------
discretion, shall establish a Target Award for each Participant. Each Participant's Target Award shall be determined by the Committee in its sole discretion, and each Target Award shall be set forth in writing.

          3.4    Determination of Payout Formula or Formulae.  On or prior to
                 -------------------------------------------
the Determination Date, the Committee, in its sole discretion, shall establish a Payout Formula or Formulae for purposes of determining the Actual Award (if any) payable to each Participant. Each Payout Formula shall (a) be in writing, (b) be based on a comparison of actual performance to the Performance Goals, (c) provide for the payment of a Participant's Target Award if the Performance Goals for the Performance Period are achieved, and (d) provide for an Actual Award greater than or less than the Participant's Target Award, depending upon the extent to which actual performance exceeds or falls below the Performance Goals. Notwithstanding the preceding, no Participant's Actual Award under the Plan may exceed his or her Maximum Award.

          3.5    Determination of Actual Awards.  After the end of each
                 ------------------------------
Performance Period, the Committee shall certify in writing the extent to which the Performance Goals applicable to each Participant for the Performance Period were achieved or exceeded. The Actual Award for each Participant shall be determined by applying the Payout Formula to the level of actual performance which has been certified by the Committee. Notwithstanding any contrary provision of the Plan, the Committee, in its sole discretion, may (a) eliminate or reduce the Actual Award payable to any Participant below that which otherwise would be payable under the Payout Formula, and (b) determine what Actual Award, if any, will be paid in the event of a termination of employment prior to the end of the Performance Period. The total aggregate Actual Awards under the Plan with respect to any Performance Period shall not exceed eight percent (8%) of the Company's EBIT (but before incentive compensation) for the most recent completed Fiscal Year. If the total aggregate Actual Awards with respect to a Performance Period would exceed this aggregate limit, all such Actual Awards shall be pro-rated on an equal basis among all Participants according to a formula established by the Committee.

                                   SECTION 4
                               PAYMENT OF AWARDS

          4.1    Right to Receive Payment.  Each Actual Award that may become
                 ------------------------
payable under the Plan shall be paid solely from the general assets of the Company. Nothing in this Plan shall be construed to create a trust or to establish or evidence any Participant's claim of any right other than as an unsecured general creditor with respect to any payment to which he or she may be entitled.

          4.2    Timing of Payment.  Payment of each Actual Award shall be made
                 -----------------
within 120 days after the end of the Performance Period during which the Award was earned.

          4.3    Form of Payment.  Each Actual Award normally shall be paid in
                 ---------------
cash (or its equivalent) in a single lump sum. However, the Committee, in its sole discretion, may declare any Actual Award, in whole or in part, payable in stock granted under the Company's Omnibus Stock Plan. The number of Shares granted shall be determined by dividing the cash amount foregone by the fair market value of a Share on the date that the cash payment otherwise would have been made. For this purpose, "fair market value" shall mean the closing price on the Nasdaq National Market for the day in question.

          4.4    Payment in the Event of Death.  If a Participant dies prior
                 -----------------------------
to the payment of an Actual Award earned by him or her prior to death for a prior Performance Period, the Award shall be paid to his or her estate.

                                   SECTION 5
                                ADMINISTRATION

          5.1    Committee is the Administrator.  The Plan shall be
                 ------------------------------
administered by the Committee. The Committee shall consist of not less than two
(2) members of the Board. The members of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board. Each member of the Committee shall qualify as an "outside director" under section 162(m) of the Code. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.

          5.2    Committee Authority. It shall be the duty of the Committee to
                 -------------------
administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to
(a) determine which Employees shall be granted awards, (b) prescribe the terms and conditions of awards, (c) interpret the Plan and the awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules.

          5.3    Decisions Binding.  All determinations and decisions made by
                 -----------------
the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

          5.4    Delegation by the Committee.  The Committee, in its sole
                 ---------------------------
discretion and on such terms and conditions as it may provide, may delegate all or part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may delegate its authority and powers only with respect to awards that are not intended to qualify as performance-based compensation under section 162(m) of the Code.

                                   SECTION 6
                              GENERAL PROVISIONS

          6.1    Tax Withholding.  The Company shall withhold all applicable
                 ---------------
taxes from any Actual Award, including any federal, state and local taxes (including the Participant's FICA obligation).

          6.2    No Effect on Employment or Service.  Nothing in the Plan shall
                 ----------------------------------
interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only. The Company expressly reserves the right, which may be exercised at any time and without regard to when during a Performance Period such exercise occurs, to terminate any individual's employment with or without cause, and to treat him or her without regard to the effect which such treatment might have upon him or her as a Participant.

          6.3    Participation.  No Employee shall have the right to be
                 -------------
selected to receive an award under this Plan, or, having been so selected, to be selected to receive a future award.

          6.4    Indemnification.  Each person who is or shall have been a
                 ---------------
member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any award, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

          6.5    Successors.  All obligations of the Company under the Plan,
                 ----------
with respect tomember of the awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

          6.6    Beneficiary Designations.  If permitted by the Committee, a
                 ------------------------
Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

          6.7    Nontransferability of Awards.  No award granted under the
                 ----------------------------
Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 6.6. All rights with respect to an award granted to a Participant shall be available during his or her lifetime only to the Participant.

          6.8    Deferrals.  The Committee, in its sole discretion, may permit
                 ---------
a Participant to defer receipt of the payment of cash that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

                                   SECTION 7
                      AMENDMENT, TERMINATION AND DURATION

          7.1    Amendment, Suspension or Termination.  The Board, in its sole
                 ------------------------------------
discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Target Award theretofore granted to such Participant. No award may be granted during any period of suspension or after termination of the Plan.

          7.2    Duration of the Plan.  The Plan shall commence on the date
                 --------------------
specified herein, and subject to Section 7.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter.

                                   SECTION 8
                              LEGAL CONSTRUCTION

          8.1    Gender and Number.  Except where otherwise indicated by the
                 -----------------
context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

          8.2    Severability.  In the event any provision of the Plan shall
                 ------------
be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

          8.3    Requirements of Law.  The granting of awards under the Plan
                 -------------------
shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

          8.4    Governing Law.  The Plan and all awards shall be construed in
                 -------------
accordance with and governed by the laws of the State of California, but without regard to its conflict of law provisions.

          8.5    Captions.  Captions are provided herein for convenience only,
                 --------
and shall not serve as a basis for interpretation or construction of the Plan.

                                   EXECUTION

          IN WITNESS WHEREOF, Varian Medical Systems, Inc., by its duly authorized officer, has executed the Plan on the date indicated below.


                                       VARIAN MEDICAL SYSTEMS, INC.


Dated: _________________               By: _________________________________
                                           Name:
                                           Title:

                                                                         ANNEX I

--------------------------------------------------------------------------------

                             DISTRIBUTION AGREEMENT

                                     AMONG

                            VARIAN ASSOCIATES, INC.,

                VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

                                      AND

                                  VARIAN, INC.

                                  Dated as of

                                January 14, 1999

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                                                            Page
ARTICLE I             DEFINITIONS.........................................................................................   1
     Section 1.01.    General.............................................................................................   1
     Section 1.02.    References; Interpretation..........................................................................  17
ARTICLE II            PRE-DISTRIBUTION TRANSACTIONS; CERTAIN COVENANTS....................................................  17
     Section 2.01.    Corporate Reorganization Transactions; Dispositions.................................................  17
     Section 2.02.    Conveyance of Assets................................................................................  17
     Section 2.03.    Transfer and Assignment of Certain Licenses and Permits.............................................  18
     Section 2.04.    Transfer and Assignment of Certain Agreements.......................................................  18
     Section 2.05.    Certain Financial and Other Arrangements............................................................  19
     Section 2.06.    Assumption and Satisfaction of Liabilities..........................................................  20
     Section 2.07.    Stock Issuance; Dividends...........................................................................  21
     Section 2.08.    Charters; By-laws; Rights Plans.....................................................................  21
     Section 2.09.    Directors, Officers and Employees...................................................................  21
     Section 2.10.    Other Transactions..................................................................................  22
     Section 2.11.    Meeting; Proxy Statement; Other Filings.............................................................  22
     Section 2.12.    State Securities Laws...............................................................................  22
     Section 2.13.    Listing Application.................................................................................  22
     Section 2.14.    Transfers Not Effected Before the Distributions; Transfers Deemed Effective as of the Effective Time  22
     Section 2.15.    Ancillary Agreements................................................................................  23
     Section 2.16.    Operations in Ordinary Course.......................................................................  23
ARTICLE III           THE DISTRIBUTIONS...................................................................................  23
     Section 3.01.    Record Date and Distribution Date...................................................................  23
     Section 3.02.    The Distributions...................................................................................  23
ARTICLE IV            CONDITIONS TO THE DISTRIBUTIONS.....................................................................  24
     Section 4.01.    Conditions Precedent to the Distributions...........................................................  24
     Section 4.02.    Waivers.............................................................................................  25
ARTICLE V             COVENANTS...........................................................................................  25
     Section 5.01.    Further Assurances; Consents........................................................................  25
     Section 5.02.    Intellectual Property Matters.......................................................................  25
     Section 5.03.    Employees; Employee Benefits........................................................................  26
     Section 5.04.    Tax Matters.........................................................................................  26
     Section 5.05.    No Representations or Warranties....................................................................  26
     Section 5.06.    Removal of Certain Guarantees; Releases from Liabilities............................................  27
     Section 5.07.    Intercompany Agreements.............................................................................  27
     Section 5.08.    Nondisclosure Agreements............................................................................  27
     Section 5.09.    Receipts after the Distribution Date................................................................  27
     Section 5.10.    Post-Distribution Audit.............................................................................  28
ARTICLE VI            ACCESS TO INFORMATION; CONFIDENTIALITY..............................................................  28
     Section 6.01.    Provision, Transfer and Delivery of Applicable Corporate Records....................................  28
     Section 6.02.    Access to Books and Records.........................................................................  29
     Section 6.03.    Confidentiality.....................................................................................  29
     Section 6.04.    Witness Services....................................................................................  29
     Section 6.05.    Reimbursement; Other Matters........................................................................  30
     Section 6.06.    Retention of Records................................................................................  30
     Section 6.07.    Privileged Matters..................................................................................  30

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                                      Page
ARTICLE VII             INDEMNIFICATION.............................................................................  31
     Section 7.01.      Survival of Agreements......................................................................  31
     Section 7.02.      Taxes.......................................................................................  31
     Section 7.03.      Indemnification by HCS......................................................................  31
     Section 7.04.      Indemnification by SEB......................................................................  31
     Section 7.05.      Indemnification by IB.......................................................................  31
     Section 7.06.      Limitations on Indemnification Obligations..................................................  32
     Section 7.07.      Procedures for Indemnification..............................................................  33
     Section 7.08.      Indemnification Payments....................................................................  35
     Section 7.09.      Certain Legal Proceedings...................................................................  35
     Section 7.10.      Survival of Indemnities.....................................................................  35
     Section 7.11.      Contribution................................................................................  35
     Section 7.12.      Exclusive Mechanism; Waiver of Jury Trial...................................................  36
     Section 7.13.      Failure to Satisfy Indemnification Obligation...............................................  36
     Section 7.14.      Treatment of Shared Assets..................................................................  36
ARTICLE VIII            INSURANCE...................................................................................  36
     Section 8.01.      Policies and Rights Included within Assets..................................................  36
     Section 8.02.      Claims......................................................................................  37
     Section 8.03.      Administration; Other Matters...............................................................  38
     Section 8.04.      Retrospectively Calculated Insurance Premiums...............................................  39
     Section 8.05.      Allocation of Insurance Proceeds; Cooperation...............................................  39
     Section 8.06.      Reimbursement of Expenses...................................................................  40
     Section 8.07.      Insurer Insolvency or Coverage Controversy..................................................  40
     Section 8.08.      Agreement for Waiver of Conflict and Shared Defense.........................................  40
     Section 8.09.      Direct Responsibility for Claims; Additional Insurance; No Modifications....................  40
ARTICLE IX              DISPUTE RESOLUTION..........................................................................  41
     Section 9.01.      Separation Committee........................................................................  41
     Section 9.02.      Binding Arbitration.........................................................................  41
     Section 9.03.      Disputes Regarding Closing Balance Sheets; Payments.........................................  42
     Section 9.04.      Post Distribution Adjustment in Respect of Transaction Expenditures and Disposition Proceeds  44
     Section 9.05.      Specific Performance........................................................................  44
ARTICLE X               MISCELLANEOUS...............................................................................  44
     Section 10.01.     Complete Agreement; Construction............................................................  44
     Section 10.02.     Ancillary Agreements........................................................................  44
     Section 10.03.     Counterparts................................................................................  44
     Section 10.04.     Responsibility for Expenses.................................................................  44
     Section 10.05.     Notices.....................................................................................  44
     Section 10.06.     Waivers.....................................................................................  46
     Section 10.07.     Amendments..................................................................................  46
     Section 10.08.     Assignment..................................................................................  46
     Section 10.09.     Successors and Assigns......................................................................  47
     Section 10.10.     Termination.................................................................................  47
     Section 10.11.     Third Party Beneficiaries...................................................................  47
     Section 10.12.     Exhibits and Schedules......................................................................  47
     Section 10.13.     Governing Law...............................................................................  47
     Section 10.14.     Severability................................................................................  47
     Section 10.15.     Subsidiaries................................................................................  47
     Section 10.16.     Titles and Headings.........................................................................  47
     Section 10.17.     Consent to Jurisdiction.....................................................................  47

Exhibit A  Corporate Reorganization Transactions.................................................................... A-1
Exhibit B  Employee Benefits Allocation Agreement................................................................... B-1

Exhibit C  Intellectual Property Agreement.................................  C-1
Exhibit D  Tax Sharing Agreement...........................................  D-1
Exhibit E  Transition Services Agreement...................................  E-1
Exhibit F  HCS Pro Forma Balance Sheet.....................................  F-1
Exhibit G  IB Pro Forma Balance Sheet......................................  G-1
Exhibit H  SEB Pro Forma Balance Sheet.....................................  H-1
Exhibit I  HCS Subsidiaries................................................  I-1
Exhibit J  IB Subsidiaries.................................................  J-1
Exhibit K  SEB Subsidiaries................................................  K-1
Exhibit L  Varian By-Laws..................................................  L-1

                             DISTRIBUTION AGREEMENT

     THIS DISTRIBUTION AGREEMENT is made and entered into as of this 14th day of January, 1999, among VARIAN ASSOCIATES, INC., a Delaware corporation ("Varian"), VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC., a Delaware corporation ("SEB"), and VARIAN, INC., a Delaware corporation ("IB").

                                R E C I T A L S

     WHEREAS, the Board of Directors of Varian has deemed it appropriate and desirable to:

     (a) separate and divide the existing businesses of Varian so that (i) the business of the manufacture, sale and service of ion implanters for semiconductor equipment fabrication facilities will be owned and conducted directly or indirectly by SEB, (ii) the business of the manufacture, sale and service of analytical and research instruments and high vacuum products and fabrication of circuit boards and electronic subassemblies will be owned and conducted directly or indirectly by IB, and (iii) the business of the manufacture, sale and service of integrated cancer-care systems, including medical linear accelerators and brachytherapy systems for treatment, simulators for therapy planning and verification, and ancillary equipment, software and networking systems and related data management, and of x-ray tubes for the diagnostic imaging industry and imaging subsystems, will be retained and conducted directly or indirectly by Varian, which will be renamed Varian Medical Systems, Inc. immediately following the Distributions (as hereinafter defined); and

     (b) distribute, after such separation and division, as a dividend to the holders of shares of common stock, par value $1.00 per share, of Varian (the "VAI Common Stock"), all of the then-outstanding shares of common stock, par value $.01 per share, of SEB (the "SEB Common Stock"), and all of the then-outstanding shares of common stock, par value $.01 per share, of IB (the "IB Common Stock"); and

     WHEREAS, each of Varian, SEB and IB has determined that it is necessary and desirable to set forth the principal corporate transactions required to effect such separation, division and Distributions and to set forth agreements that will govern certain other matters before and after the Distributions.

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

      Section 1.01.  General.  As used in this Agreement, the following terms
                     -------
have the following meanings:

     "AAA" has the meaning ascribed to such term in Section 9.02(b).
      ---

     "AAA Rules" has the meaning ascribed to such term in Section 9.02(c).
      ---------

     "Action" means any action, suit, arbitration, inquiry, proceeding or
      ------
investigation by or before any Governmental Authority or any arbitration tribunal.

     "Affiliate" means, when used with respect to a specified Person, another
      ---------
Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.

     "After-tax Differential"  means the positive or negative amount determined
      ----------------------
by adding the amounts of the Disposition Proceeds received after the Effective Time and the Tax Benefit and subtracting therefrom the amounts of the Transaction Expenditures paid after the Effective Time and the Tax Cost.

     "Agent" means First Chicago Trust Company of New York, or such other trust
      -----
company or bank designated by Varian, who shall act as agent for the holders of VAI Common Stock in connection with the Distributions.

     "Agreement" means this Distribution Agreement among Varian, SEB and IB,
      ---------
including all amendments hereto and all Schedules and Exhibits hereto.

     "Agreement Date" means the date set forth in the first paragraph of this
      --------------
Agreement.

     "Agreement Disputes" has the meaning ascribed to such term in Section
      ------------------
9.01(a).

     "Aircraft Disposition" has the meaning ascribed to such term in Section
      --------------------
2.01(b).

     "Ancillary Agreements" means, collectively, the Employee Benefits
      --------------------
Allocation Agreement, the Tax Sharing Agreement, the Transition Services Agreement and the Intellectual Property Agreement.

     "Arbitration Demand Notice" has the meaning ascribed to such term in
      -------------------------
Section 9.02(b).

     "Assets" means assets, properties and rights (including goodwill), wherever
      ------
located (including in the possession of vendors or other third parties or elsewhere), whether real, personal or mixed, tangible, intangible or contingent, in each case whether or not recorded or reflected or required to be recorded or reflected on the books and records or financial statements of any Person, including:

     (i) all accounting and other books, records and files whether in paper, microfilm, microfiche, computer tape or disc, magnetic tape or any other form;

     (ii) all apparatus, computers and other electronic data processing equipment, fixtures, machinery, equipment, capital and other spares, furniture, office equipment, automobiles, trucks, aircraft and other transportation equipment, special and general tools, test devices, prototypes and models and other tangible personal property;

     (iii) all inventories of materials, parts, raw materials, supplies, work-in-process, consigned goods, finished goods, packaging and all products and product samples;

     (iv) all interests in real property of whatever nature, including easements, leases and licenses, whether as owner, mortgagee or holder of a Security Interest in real property, lessor, sublessor, lessee, sublessee or otherwise;

     (v) all buildings and other improvements to real property;

     (vi) all interests in any capital stock or other equity interests of any Subsidiary or any other Person, all bonds, notes, debentures or other securities issued by any Subsidiary or any other Person, all loans, advances or other extensions of credit or capital contributions to any Subsidiary or any other Person and all other investments in securities of any Person;

     (vii) all license agreements, leases of personal property, open purchase orders for raw materials, supplies, parts or services, unfilled orders for the manufacture and sale of products, other sales or purchase agreements, distributions arrangements, and other contracts, agreements or commitments;

     (viii)  all deposits, letters of credit and performance and surety bonds;

     (ix) all technical information, data, research and development information, engineering drawings, operating and maintenance manuals, and materials and analyses prepared by consultants and other third parties;

     (x)  all Intellectual Property;

     (xi) all cost information, sales and pricing data, customer prospect lists, supplier records, customer and supplier lists, customer and vendor data, correspondence and lists, product literature, artwork, design, development and manufacturing files, vendor and customer drawings, formulations and specifications, quality records and reports and other books, records, studies, surveys, reports, plans and documents;

     (xii) all prepaid expenses, trade accounts and other accounts and notes receivables;

     (xiii) all rights under contracts, agreements, warranties or guarantees, all claims or rights or judgments against any Person, all rights in connection with any bids or offers and all claims, choses in action, rights of recovery and rights of set-off or similar rights, whether accrued or contingent, and refunds and deposits;

     (xiv) all rights under insurance policies and all rights in the nature of insurance, indemnification or contribution;

     (xv) all licenses, permits, approvals and authorizations which have been issued by any Governmental Authority;

     (xvi) advertising and marketing materials and other printed or written materials;

     (xvii) employee contracts, including any rights thereunder to restrict an employee or former employee from competing in certain respects and personnel and medical files and records;

     (xviii) Cash and Cash Equivalents, bank accounts, lock boxes and other deposit arrangements; and

     (xix) interest rate, currency, commodity or other swap, collar, cap or other hedging or similar agreements or arrangements.

     "Assignee" has the meaning ascribed to such term in Section 2.04(b).
      --------

     "Auditors" has the meaning ascribed to such term in Section 5.10(a).
      --------

     "Books and Records" means all books, records, manuals, agreements and other
      -----------------
materials (in any form or medium), including all mortgages, licenses, indentures, contracts, financial data, customer lists, marketing materials and studies, advertising materials, price lists, correspondence, distribution lists, supplier lists, production data, sales and promotional materials and records, purchasing materials and records, personnel records, manufacturing and quality control records and procedures, blue prints, research and development files, records, data and laboratory books, accounts records, sales order files, litigation files, computer files, microfiche, tape recordings and photographs.

     "Cash and Cash Equivalents" has the meaning ascribed to such term under
      -------------------------
GAAP.

     "Claims Administration" means the processing of claims made under the
      ---------------------
Company Policies, including the reporting of losses, management and defense of claims (except to the extent settlement authority remains with another party as contemplated by Section 7.07) and providing for appropriate releases upon settlement of claims.

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Commission" means the Securities and Exchange Commission.
      ----------

     "Company Policies" means all Policies, current or past, which are as of the
      ----------------
Effective Time, or at any time were, maintained by, on behalf of, or for the benefit or protection of Varian or any of its Subsidiaries or any of its predecessors which relate to any Shared Liability, the Instruments Business, the Health Care Systems Business or the Semiconductor Equipment Business, or current or past directors, officers, employees or agents of any of the foregoing.

     "Consent" means any approval, consent or waiver required to be obtained
      -------
from any Governmental Authority or other third party for the consummation of a specified transaction, including any option, right of first refusal or other similar right of a third party triggered by a specified transaction.

     "Consolidated Debt" means with respect to any Person (without duplication),
      -----------------
every obligation of such Person and its consolidated Subsidiaries (i) for money borrowed, (ii) evidenced by bonds, debentures, notes or other similar instruments, (iii) for reimbursement with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person or its consolidated Subsidiaries, (iv) for the deferred purchase price of property or services if, and to the extent that, such obligation would appear as a Liability upon a balance sheet of such Person or its consolidated Subsidiaries prepared in accordance with GAAP (but excluding trade accounts payable or accrued Liabilities arising in the ordinary course of business), excluding capital leases, and (v) to guarantee or otherwise be liable for, any obligation of the type referred to in clauses (i) through (iv) of another Person.

     "Conveyancing and Assumption Instruments" means, collectively, the various
      ---------------------------------------
written agreements, instruments and other documents to be entered into to effect the Corporate Reorganization Transactions or otherwise to effect the transfer of Assets and the assumption of Liabilities in the manner contemplated by this Agreement and the Ancillary Agreements.

     "Corporate Reorganization Transactions" means, collectively, each of the
      -------------------------------------
distributions, transfers, conveyances, contributions, assignments and other transactions described and set forth on Exhibit A, and those described or contemplated by the Proxy Statement and the private ruling request submissions made to the Internal Revenue Service in connection therewith, which are intended to separate and divide the existing businesses of Varian so that, except as otherwise expressly provided on Exhibit A:

     (i) the Semiconductor Equipment Assets, Semiconductor Equipment Liabilities and Semiconductor Equipment Business shall be owned or held, directly or indirectly, by SEB;

     (ii) the Instruments Assets, Instruments Liabilities and Instruments Business shall be owned or held, directly or indirectly, by IB; and

     (iii) the businesses, Assets and Liabilities of Varian that remain after the transactions described in clauses (i) and (ii) above, after giving effect to the Distributions, including the Health Care Systems Assets, Health Care Systems Liabilities and Health Care Systems Business shall be owned or held, directly or indirectly, by HCS.

     "Cost" means (i) the salary, fringe benefits and overhead expense of
      ----
personnel (or an allocable portion thereof) plus (ii) out-of-pocket expenses.

     "DGCL" means the Delaware General Corporation Law, as amended.
      ----

     "Dispositions" means, collectively, the Palo Alto Property Disposition and
      ------------
the Aircraft Disposition.

     "Disposition Proceeds" means the proceeds from the Palo Alto Property
      --------------------
Disposition (or any of its component parts) or the Aircraft Disposition, net of the expenses of such sale or other disposition.

     "Disputing Party" has the meaning ascribed to such term in Section 9.03(a).
      ---------------

     "Distribution Date" means the date determined by the Board of Directors of
      -----------------
Varian as of which the Distributions shall be effected.

     "Distribution Proposals" means, collectively,  Proposals One through Ten
      ----------------------
set forth in the Proxy Statement.

     "Distribution Record Date" means the time designated by the Board of
      ------------------------
Directors of Varian for the purpose of determining the holders of record of VAI Common Stock entitled to receive the Distributions.

     "Distributions" means, collectively, the SEB Distribution and the IB
      -------------
Distribution.

     "Effective Time" means 11:59 p.m. California time on the Distribution Date.
      --------------

     "Employee Benefits Allocation Agreement" means the Employee Benefits
      --------------------------------------
Allocation Agreement among Varian, SEB and IB (including all exhibits and schedules thereto) substantially in the form of Exhibit B.

     "Environmental Laws" means any and all federal, state, local and foreign
      ------------------
statutes, Laws, regulations, ordinances, rules, principles of common law, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions (including the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601, et seq.), whether now or hereafter in existence, relating to the environment, natural resources, human health or safety, endangered or threatened species of fish, wildlife and plants, or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including indoor or outdoor air, surface water, groundwater and surface or subsurface soils), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the investigation, cleanup or other remediation thereof.

     "Environmental Matters" means all matters relating in any way to (i) soil,
      ---------------------
air and water and groundwater pollution or contamination, including any on-site or off-site pollution or contamination, (ii) damages to the natural environment or natural resources, (iii) Releases or discharges of waste, Hazardous Materials, or pollutants or contaminants, or (iv) recycling or disposal of Hazardous Materials or wastes (including garbage, refuse, slag, sludge and other discarded materials, whether solid, liquid, semisolid or gaseous and whether on-site or off-site).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "GAAP" means United States generally accepted accounting principles and
      ----
practices, as in effect on the date of this Agreement, as promulgated by the Financial Accounting Standards Board and its predecessors.

     "Governmental Authority" means any government or any agency, bureau, board,
      ----------------------
commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

     "Group" means (i) with respect to HCS, the Health Care Systems Group, (ii)
      -----
with respect to SEB, the Semiconductor Equipment Group, and (iii) with respect to IB, the Instruments Group.

     "Hazardous Materials" means those elements, compounds and substances
      -------------------
identified in any of the Environmental Laws as "hazardous materials," "hazardous substances," or "hazardous waste," as well as any other elements, compounds or substances which are listed or identified as "pollutants," "contaminants," "hazardous," "toxic" (or other term of similar meaning) under any Environmental Law. The term "Hazardous Materials" expressly includes radioactive materials, petroleum products and asbestos.

     "HCS" means Varian, after giving effect to the Corporate Reorganization
      ---
Transactions and the Distributions or as if the Corporate Reorganization Transactions and the Distributions had occurred, as the context requires.

     "HCS Adjusted Closing Balance Sheet" has the meaning ascribed to such term
      ----------------------------------
in Section 9.03(b).

     "HCS Closing Balance Sheet" has the meaning ascribed to such term in
      -------------------------
Section 5.10(a).

     "HCS Common Stock" means VAI Common Stock after the Distributions.
      ----------------

     "HCS Dispute" has the meaning ascribed to such term in Section 9.03(a).
      -----------

     "HCS Indemnitees" means HCS, the HCS Subsidiaries and each Affiliate
      ---------------
thereof after giving effect to the Corporate Reorganization Transactions and the Distributions, and each of the past, present and future directors, officers, employees and agents of any of the foregoing and each of the heirs, executors, successors and assigns of such directors, officers, employees and agents.

     "HCS Pro Forma Balance Sheet" means the pro forma balance sheet of HCS at
      ---------------------------
October 2, 1998, attached as Exhibit F and the accounting records supporting such balance sheet.

     "HCS Records" has the meaning ascribed to such term in Section 6.01(c).
      -----------

     "HCS Subsidiaries" means the Subsidiaries of Varian listed on Exhibit I and
      ----------------
all other Subsidiaries of Varian other than IB, SEB, the IB Subsidiaries and the SEB Subsidiaries.

     "Health Care Systems Assets" means, collectively, all the Assets that are
      --------------------------
owned or held by HCS or any HCS Subsidiary as of the Effective Time (and those Assets to be transferred to HCS or a HCS Subsidiary at a later time as provided in Section 2.14), including:

     (i) the capital stock of, or other ownership interests in, the HCS Subsidiaries;

     (ii) all the Assets included on the HCS Pro Forma Balance Sheet that are owned or held by HCS or any HCS Subsidiary as of the Effective Time;

     (iii) all the Assets acquired by Varian or any of its Subsidiaries after the date of the HCS Pro Forma Balance Sheet which are owned or held by Varian or any of its Subsidiaries as of the Effective Time and which are of a nature or type that would have resulted in such Assets being included as Assets on the HCS Pro Forma Balance Sheet had they been acquired on or before the date of the HCS Pro Forma Balance Sheet, determined on a basis consistent with the determination of the Assets included on the HCS Pro Forma Balance Sheet;

     (iv) all the Assets expressly allocated to or retained by HCS or any HCS Subsidiary under this Agreement or any Ancillary Agreement, including the Corporate Reorganization Transactions;

     (v) rights to the Company Policies to the extent set forth in Article VIII; and

     (vi) the rights of HCS and the HCS Subsidiaries under this Agreement and the Ancillary Agreements.

          Notwithstanding the foregoing, the Health Care Systems Assets shall not include any and all Assets that are expressly contemplated by this Agreement or any Ancillary Agreement as Assets to be allocated to or retained by any member of the Instruments Group or the Semiconductor Equipment Group.

     "Health Care Systems Business" means the business that, after giving effect
      ----------------------------
to the Corporate Reorganization Transactions and the Distributions, is conducted by HCS, the HCS Subsidiaries and/or any other member of the Health Care Systems Group.

     "Health Care Systems Group" means HCS, the HCS Subsidiaries and the Persons
      -------------------------
that become Subsidiaries of HCS after the consummation of the Corporate Reorganization Transactions and the Distributions.

     "Health Care Systems Liabilities" means, collectively, all the Liabilities
      -------------------------------
of HCS, the HCS Subsidiaries and the other members of the Health Care Systems Group after giving effect to the Corporate Reorganization Transactions and the Distributions, including:

     (i) all the Liabilities included on the HCS Pro Forma Balance Sheet that remain outstanding as of the Effective Time;

     (ii) all the Liabilities of Varian arising or assumed after the date of the HCS Pro Forma Balance Sheet and that remain outstanding as of the Effective Time, which are of a nature or type that would have resulted in such Liabilities being included as Liabilities on the HCS Pro Forma Balance Sheet had they arisen or been assumed on or before the date of the HCS Pro Forma Balance Sheet, determined on a basis consistent with the determination of the Liabilities of HCS on the HCS Pro Forma Balance Sheet;

     (iii) all the Liabilities expressly assumed or retained by HCS, any HCS Subsidiary and any other member of the Health Care Systems Group under this Agreement or any Ancillary Agreement, including the Corporate Reorganization Transactions;

     (iv) the obligations of HCS, the HCS Subsidiaries and any other member of the Health Care Systems Group under this Agreement and the Ancillary Agreements;

     (v) all actual or alleged Liabilities (regardless of whether any claim with respect to such Liabilities is asserted before, on or after the Distribution
Date) relating to Environmental Matters or arising under any Environmental Laws (including all claims for death, bodily injury, personal injury and property damage relating to Environmental Matters or arising under any Environmental
Laws) arising out of, relating to or resulting from (A) the activities, operations, acts or omissions at, from or with respect to the Health Care Systems Business or the Health Care Systems Assets before, on or after the Distribution Date, and (B) Remediation of any Release arising out of, relating to or resulting from activities, operations, acts or omissions at, from or with respect to the Health Care Systems Business or the Health Care Systems Assets before, on or after the Distribution Date wherever such Remediation may be performed;

     (vi) all actual or alleged Liabilities of HCS and any other member of the Health Care Systems Group to third parties (regarding of whether any claim with respect to such Liabilities is asserted before, on or after the Distribution
Date) arising out of, relating to or resulting from the transportation, handling, possession, processing, treatment, storage, disposal, manufacture, further manufacture, use, reuse, sale or resale of any goods manufactured, processed, sold or distributed at any time on or before the Distribution Date by the Health Care Systems Business, including all such Liability for personal injury, bodily injury (including death or aggravation of previously existing illness, injury disability or condition) or property damage;

     (vii) all Liabilities to persons employed by Varian or its Subsidiaries on or before the Effective Time, the services of whom were primarily dedicated to the Health Care Systems Business, including Liabilities arising out of, relating to or resulting from the termination or alleged termination of such person's employment as a result of the Corporate Reorganization Transactions or the Distributions and Liabilities arising out of, relating to or resulting from the assertion by any such person of employment by a member of another Group as a result of the Corporate Reorganization Transactions; and

     (viii) all the Liabilities of the parties or their respective Subsidiaries (whether arising before, on or after the Distribution Date) arising out of, relating to or resulting from the management or conduct before, on or after the Distribution Date of the Health Care Systems Business or ownership of the Health Care Systems Assets (including Securities Liabilities to the extent arising out of, relating to or resulting from information concerning the management, business or operations of HCS, the HCS Subsidiaries or the other members of the Health Care Systems Group in the Registration Statements or the Proxy Statement), except as otherwise expressly provided herein.

          Notwithstanding the foregoing, the Health Care Systems Liabilities shall not include:

          (x) any Liability set forth on Schedule 1.01(a); or

          (y) any and all Liabilities that are expressly contemplated by this Agreement or any Ancillary Agreement as Liabilities to be assumed or retained by any member of the Instruments Group or the Semiconductor Equipment Group.

     "IB" has the meaning ascribed to such term in the first paragraph of this
      --
Agreement.

     "IB Adjusted Closing Balance Sheet" has the meaning ascribed to such term
      ---------------------------------
in Section 9.03(b).

     "IB Claim" has the meaning ascribed to such term in Section 8.01(b).
      --------

     "IB Closing Balance Sheet" has the meaning ascribed to such term in Section
      ------------------------
5.10(a).

     "IB Common Shares" means the shares of IB Common Stock owned by Varian
      ----------------
immediately before the Distributions.

     "IB Common Stock" has the meaning ascribed to such term in the recitals to
      ---------------
this Agreement.

     "IB Distribution" means the distribution, on the Distribution Date, as a
      ---------------
dividend by Varian to the Varian Holders of the IB Common Shares on the basis provided in Section 3.02.

     "IB Dispute" has the meaning ascribed to such term in Section 9.03(a).
      ----------

     "IB Indemnitees" means IB, the IB Subsidiaries and each Affiliate thereof
      --------------
after giving effect to the Corporate Reorganization Transactions and the Distributions, and each of the past, present and future directors, officers, employees and agents of the foregoing and each of the heirs, executors, successors and assigns of such directors, officers, employees and agents.

     "IB Pro Forma Balance Sheet" means the pro forma balance sheet of IB at
      --------------------------
October 2, 1998, attached as Exhibit G and the accounting records supporting such balance sheet.

     "IB Records" has the meaning ascribed to such term in Section 6.01(b).
      ----------

     "IB Notes Payable" means the Notes Payable assumed by IB pursuant to
      ----------------
Sections 2.05(c) and (d).

     "IB Subsidiaries" means the Subsidiaries listed on Exhibit J.
      ---------------

     "IB Term Loans" has the meaning ascribed to such term in Section
      -------------
2.05(c)(i).

     "Income Tax" means (i) any Tax imposed by Subtitle A or F of the Code, (ii)
      ----------
any Tax imposed by any state of the United States or by any political subdivision of any such state which is imposed on or measured by net income, including state and local franchise or similar Taxes measured by net income, and
(iii) any Tax imposed by any foreign country or any possession of the United States, or by any political subdivision of any foreign country or United States possession that is an income tax as defined in Treasury Regulation Section 1.901-2.

     "Indemnifiable Losses" means, with respect to any Person, any and all
      --------------------
losses, obligations, claims, damages, deficiencies, penalties, judgments, settlements, payments, fines, interest, costs and expenses (including reasonable attorneys', accountants', consultants' or other professionals' fees, investigation expenses and any and all other out-of-pocket expenses) or other Liabilities whatsoever that are assessed, imposed, awarded against or incurred by such Person excluding exemplary, special or punitive damages or lost profits except to the extent actually paid by an Indemnitee in respect of a Third Party Claim or Action either (i) in investigating, preparing for, defending against any Actions, any potential or threatened Actions or any Third Party Claims or potential or threatened Third Party Claims or in settling any of the foregoing or in satisfaction of any judgment, fine or penalty rendered in or resulting from any of the foregoing or otherwise arising out of, relating to or resulting from any Actions, any potential or threatened Actions or any Third Party Claims or potential or threatened Third Party Claims for which such Person would be entitled to indemnification under Article VII hereof, or (ii) in respect of any other event, occurrence or matter for which such Person would be entitled to indemnification under Article VII hereof, in each case whether accrued before, on or after the date of this Agreement.

     "Indemnifying Party" has the meaning ascribed to such term in Section
      ------------------
7.06(a).

     "Indemnitee" has the meaning ascribed to such term in Section 7.06(a).
      ----------

     "Independent Auditors" has the meaning ascribed to such term in Section
      --------------------
9.03(b).

     "Instruments Assets" means, collectively, all the Assets that are owned or
      ------------------
held by IB or any IB Subsidiary as of the Effective Time (and those Assets to be transferred to IB or an IB Subsidiary at a later time as provided in Section 2.14), including:

     (i) the capital stock of, or other ownership interests in, the IB Subsidiaries;

     (ii) all the Assets included on the IB Pro Forma Balance Sheet that are owned or held by IB or any IB Subsidiary as of the Effective Time;

     (iii) all the Assets acquired by Varian or any of its Subsidiaries after the date of the IB Pro Forma Balance Sheet which are owned or held by Varian or any of its Subsidiaries as of the Effective Time and which are of a nature or type that would have resulted in such Assets being included as Assets on the IB Pro Forma Balance Sheet had they been acquired on or before the date of the IB Pro Forma Balance Sheet, determined on a basis consistent with the determination of the Assets included on the IB Pro Forma Balance Sheet;

     (iv) all the Assets expressly allocated to or retained by IB or any IB Subsidiary under this Agreement or any Ancillary Agreement, including the Corporate Reorganization Transactions;

     (v) rights to the Company Policies to the extent set forth in Article VIII; and

     (vi) the rights of IB and the IB Subsidiaries under this Agreement and the Ancillary Agreements.

          Notwithstanding the foregoing, the Instruments Assets shall not include any and all Assets that are expressly contemplated by this Agreement or any Ancillary Agreement as Assets to be allocated to or retained by any member of the Semiconductor Equipment Group or the Health Care Systems Group.

     "Instruments Business" means the business that, after giving effect to the
      --------------------
Corporate Reorganization Transactions and the Distributions, is conducted by IB, the IB Subsidiaries and/or any other member of the Instruments Group.

     "Instruments Group" means IB, the IB Subsidiaries and the Persons that
      -----------------
become Subsidiaries of IB after the consummation of the Corporate Reorganization Transactions and the Distributions.

     "Instruments Liabilities" means, collectively, all the Liabilities of IB,
      -----------------------
the IB Subsidiaries and the other members of the Instruments Group after giving effect to the Corporate Reorganization Transactions and the Distributions, including:

     (i) all the Liabilities included on the IB Pro Forma Balance Sheet that remain outstanding as of the Effective Time;

     (ii) all the Liabilities of Varian arising or assumed after the date of the IB Pro Forma Balance Sheet and that remain outstanding as of the Effective Time, which are of a nature or type that would have resulted in such Liabilities being included as Liabilities on the IB Pro Forma Balance Sheet had they arisen or been assumed on or before the date of the IB Pro Forma Balance Sheet, determined on a basis consistent with the determination of the Liabilities of IB on the IB Pro Forma Balance Sheet;

     (iii) all the Liabilities expressly assumed or retained by IB, any IB Subsidiary and any other member of the Instruments Group under this Agreement or any Ancillary Agreement, including the Corporate Reorganization Transactions, the IB Term Loans and the IB Notes Payable;

     (iv) the obligations of IB, the IB Subsidiaries and any other member of the Instruments Group under this Agreement and the Ancillary Agreements;

     (v) all actual or alleged Liabilities (regardless of whether any claim with respect to such Liabilities is asserted before, on or after the Distribution
Date) relating to Environmental Matters or arising under any Environmental Laws (including all claims for death, bodily injury, personal injury and property damage relating to Environmental Matters or arising under any Environmental
Laws) arising out of, relating to or resulting from (A) the activities, operations, acts or omissions at, from or with respect to the Instruments Business or the Instruments Assets before, on or after the Distribution Date, and (B) Remediation of any Release arising out of, relating to or resulting from activities, operations, acts or omissions at, from or with respect to the Instruments Business or the Instruments Assets before, on or after the Distribution Date wherever such Remediation may be performed;

     (vi) all actual or alleged Liabilities of IB and any other member of the Instruments Group to third parties (regarding of whether any claim with respect to such Liabilities is asserted before, on or after the Distribution Date) arising out of, relating to or resulting from the transportation, handling, possession, processing, treatment, storage, disposal, manufacture, further manufacture, use, reuse, sale or resale of any goods manufactured, processed, sold or distributed at any time on or before the Distribution Date by the Instruments Business, including all such Liability for personal injury, bodily injury (including death or aggravation of previously existing illness, injury disability or condition) or property damage;

     (vii) all Liabilities to persons employed by Varian or its Subsidiaries on or before the Effective Time, the services of whom were primarily dedicated to the Instruments Business, including Liabilities arising out of, relating to or resulting from the termination or alleged termination of such person's employment as a result of the Corporate Reorganization Transactions or the Distributions and Liabilities arising out of, relating to or resulting from the assertion by any such person of employment by a member of another Group as a result of the Corporate Reorganization Transactions; and

     (viii) all the Liabilities of the parties or their respective Subsidiaries (whether arising before, on or after the Distribution Date) arising out of, relating to or resulting from the management or conduct before, on or after the Distribution Date of the Instruments Business or ownership of the Instruments Assets (including Securities Liabilities to the extent arising out of, relating to or resulting from information concerning the management, business or operations of IB, the IB Subsidiaries or the other members of the Instruments Group in the Registration Statements or the Proxy Statement), except as otherwise expressly provided herein.

          Notwithstanding the foregoing, the Instruments Liabilities shall not include:

          (x) any Liability set forth on Schedule 1.01(a);

          (y) any and all Liabilities that are expressly contemplated by this Agreement or any Ancillary Agreement as Liabilities to be assumed or retained by any member of the Semiconductor Equipment Group or the Health Care Systems Group.

     "Insurance Administration" means, with respect to each Company Policy, the
      ------------------------
accounting for premiums, retrospectively calculated additional or return premiums or assessments, policy dividends or audited exposure, defense costs, indemnity payments, deductibles and retentions, as appropriate, under the terms and conditions of each of the Company Policies; the reporting to excess insurance carriers of any losses or claims that may cause the per occurrence, per claim or aggregate limits of any Company Policy to be exceeded and the distribution of Insurance Proceeds as contemplated by this Agreement.

     "Insurance Proceeds" means, with respect to any insured party, those
      ------------------
monies, net of any applicable premium adjustment, retrospectively calculated premium, deductible, retention or cost of reserve paid or held by or for the benefit of such insured, which are either:

     (i) received by an insured from an insurer; or

     (ii) paid by an insurer on behalf of an insured.

     "Insured Claims" means those Liabilities that, individually or in the
      --------------
aggregate, are covered within the terms and conditions of any of the Company Policies, whether or not subject to deductibles, co-insurance, uncollectability or retrospectively calculated premium adjustments.

     "Intellectual Property" means the intellectual property rights owned,
      ---------------------
licensed to or otherwise held throughout the world by any person, including, without limitation, all of the rights, title and interests in the following:

     (i) all United States and foreign patents, patent applications (including any continuations, continuation-in-part and divisionals), patent applications under preparation, invention disclosures and invention disclosures under preparation;

     (ii) all United States and foreign registered and unregistered copyrights and mask works, including applications and applications under preparation therefor;

     (iii) all United States and foreign registered and unregistered trademarks, trade names, trade dress, service marks, services names, artwork, logos and other marks, including applications and applications under preparation therefor;

     (iv) all trade secrets, know-how, ideas, concepts, discoveries, improvements, processes, procedures, methods, recipes, formulae, data and specifications;

     (v) all computer programs and other software (in executable or source code format), including operating software, applications, networks software, firmware, middleware, design software, design tools, test and diagnostic software and systems configurations; and

     (vi) all documentation, schematics, drawings, designs, manuals, reports, records, instructions, studies, surveys, plans, books or other written materials (whether in hard copy or magnetic form) relating to or including any of the (i) through (v) above.

     "Intellectual Property Agreement" means the Intellectual Property Agreement
      -------------------------------
among Varian, SEB and IB (including all exhibits and schedules thereto), substantially in the form of Exhibit C.

     "Law" means all laws, statutes, ordinances, regulations, rules, orders and
      ---
regulations of any Governmental Authority.

     "Liabilities" means any and all debts, liabilities, obligations,
      -----------
responsibilities, charges, claims, actions, injuries, losses, damages (whether compensatory, punitive or treble), fines, penalties and sanctions, absolute or contingent, matured or unmatured, liquidated or unliquidated, foreseen or unforeseen, joint, several or individual, asserted or unasserted, accrued or unaccrued, known or unknown, whenever arising, including those arising under or in connection with any Law (including any Environmental Law), Action, threatened Action, order or consent decree of any Governmental Authority or any award of any arbitrator, and those arising under any contract, guarantee, commitment or undertaking, whether sought to be imposed by a Governmental Authority, private party or party to this Agreement, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, or otherwise, and including any costs, expenses, interest, attorneys' fees, disbursements and expenses of counsel, experts' and consultants' fees and costs related thereto or to investigating, preparing for or defending or settling any of the foregoing.

     "Managing Party" has the meaning ascribed to such term in Section 7.07(c).
      --------------

     "Meeting" means the Combined Annual and Special Meeting of holders of VAI
      -------
Common Stock to consider the Distribution Proposals and the other proposals included by the Board of Directors of Varian in the notice of the Meeting.

     "Meeting Date" means the date determined by the Board of Directors of
      ------------
Varian for the Meeting.

     "Meeting Record Date" means the time determined by the Board of Directors
      -------------------
of Varian for the purpose of determining the holders of record of VAI Common Stock entitled to vote at the Meeting.

     "Nasdaq" means The Nasdaq Stock Market.
      ------

     "Net Debt" means the difference between (i) the sum of the Notes Payable
      --------
and VAI Term Loans assumed or retained by a party as of the date of determination and (ii) the amount of Cash and Cash Equivalents of such party as of the date of determination.

     "Net Worth" has the meaning ascribed to such term under GAAP, as calculated
      ---------
in accordance with this Agreement, but without giving effect to any Liabilities or expenditures related to the discretionary restructuring of a business between the date hereof and the Effective Time, including reductions in force, facilities' closures, product line abandonment and revaluing impaired assets.

     "Nondisclosure Agreements" means all of the nondisclosure or
      ------------------------
confidentiality agreements entered into by Varian and its Subsidiaries from time to time before the Distribution Date.

     "Notes Payable" has the meaning ascribed to such term in Varian's audited
      -------------
consolidated financial statements for the fiscal year ended October 2, 1998.

     "Notice" has the meaning ascribed to such term in Section 10.05.
      ------

     "NYSE" means the New York Stock Exchange, Inc.
      ----

     "Palo Alto Property Disposition" has the meaning ascribed to such term in
      ------------------------------
Section 2.01(b).

     "Panel" has the meaning ascribed to such term in Section 9.02(c).
      -----

     "Person" means any natural person, corporation, business trust, joint
      ------
venture, association, company, partnership, limited liability company or other entity or any Governmental Authority.

     "Policies" means insurance policies and insurance contracts of any kind
      --------
(other than life and benefits policies or contracts), including primary, excess and umbrella policies, commercial general liability policies, officers' liability, fiduciary liability, automobile, aircraft, property and casualty, workers' compensation and employee dishonesty insurance policies, bonds and self-insurance and captive insurance arrangements, together with the rights, benefits and privileges thereunder.

     "Privilege" has the meaning ascribed to such term in Section 6.07(a).
      ---------

     "Privileged Information" has the meaning ascribed to such term in Section
      ----------------------
6.07(b).

     "Proxy Statement" means the Proxy Statement sent to the holders of VAI
      ---------------
Common Stock in connection with the Meeting, including any amendments or supplements thereto.

     "Registration Statements" means the Registration Statements on Form 10 to
      -----------------------
be filed by SEB and IB with the Commission pursuant to the requirements of the Exchange Act and the rules and regulations thereunder in order to register the SEB Common Stock and the IB Common Stock, respectively, under the Exchange Act, including any amendments thereto.

     "Release" means any spilling, leaking, pumping, pouring, emitting,
      -------
discharging, injecting, escaping, leaching, dumping or disposing into the environment of any Hazardous Material, including the abandonment or discarding of containers and other receptacles containing any Hazardous Materials and any passive migration of any Hazardous Material.

     "Remediation" means any investigation, remediation, prevention, containment
      -----------
or abatement of releases or threatened releases of materials into the workplace or the environment and the assessment and mitigation of risks and/or restoration of any harm arising therefrom and any related actions.

     "Representative" means, with respect to any Person, any of such Person's
      --------------
directors, officers, employees, agents, consultants, advisors, accountants, attorneys and representatives.

     "SEB" has the meaning ascribed to such term in the first paragraph of this
      ---
Agreement.

     "SEB Adjusted Closing Balance Sheet" has the meaning ascribed to such term
      ----------------------------------
in Section 9.03(b).

     "SEB Claim" has the meaning ascribed to such term in Section 8.01(c).
      ---------

     "SEB Closing Balance Sheet" has the meaning ascribed to such term in
      -------------------------
Section 5.10(a).

     "SEB Common Shares" means the shares of SEB Common Stock owned by Varian
      -----------------
immediately before the Distributions.

     "SEB Common Stock" has the meaning ascribed to such term in the recitals to
      ----------------
this Agreement.

     "SEB Dispute" has the meaning ascribed to such term in Section 9.03(a).
      -----------

     "SEB Distribution" means the distribution, on the Distribution Date, as a
      ----------------
dividend by Varian to the Varian Holders of the SEB Common Shares on the basis provided in Section 3.02.

     "SEB Indemnitees" means SEB, the SEB Subsidiaries and each Affiliate
      ---------------
thereof after giving effect to the Corporate Reorganization Transactions and the Distributions, and each of the past, present and future directors, officers, employees and agents of the foregoing and each of the heirs, executors, successors and assigns of such directors, officers, employees and agents.

     "SEB Pro Forma Balance Sheet" means the pro forma balance sheet of SEB at
      ---------------------------
October 2, 1998, attached as Exhibit H and the accounting records supporting such balance sheet.

     "SEB Records" has the meaning ascribed to such term in Section 6.01(a).
      -----------

     "SEB Subsidiaries" means the Subsidiaries listed on Exhibit K.
      ----------------

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Securities Liabilities" means any Liabilities whatsoever that are
      ----------------------
assessed, imposed, awarded against, incurred or accrued by a Person arising out of, relating to or resulting from, in whole or in part, any Action, any potential or threatened Action or any Third Party Claim (or any potential or threatened Third Party Claim) by any Governmental Authority or any other Person that is based on any violations or alleged violations of the Securities Act, Exchange Act, any of the rules or regulations of the Commission promulgated under the Securities Act or Exchange Act, or any other securities or other similar Law, or on any alleged breach of duty by a Person in causing, permitting or failing to prevent any such violation or alleged violation.

     "Security Interest" means any mortgage, security interest, pledge, lien,
      -----------------
charge, claim, option, right to acquire, voting or other restriction, right-of-way, covenant, condition, easement, encroachment, restriction on transfer, or other encumbrance of any nature whatsoever.

     "Semiconductor Equipment Assets" means, collectively, all the Assets that
      ------------------------------
are owned or held by SEB or any SEB Subsidiary as of the Effective Time (and those Assets to be transferred to SEB or a SEB Subsidiary at a later time as provided in Section 2.14), including:

     (i) the capital stock of, or other ownership interests in, the SEB Subsidiaries;

     (ii) all the Assets included on the SEB Pro Forma Balance Sheet that are owned or held by SEB or any SEB Subsidiary as of the Effective Time;

     (iii) all the Assets acquired by Varian or any of its Subsidiaries after the date of the SEB Pro Forma Balance Sheet which are owned or held by Varian or any of its Subsidiaries as of the Effective Time and which are of a nature or type that would have resulted in such Assets being included as Assets on the SEB Pro Forma Balance Sheet had they been acquired on or before the date of the SEB Pro Forma Balance Sheet, determined on a basis consistent with the determination of the Assets included on the SEB Pro Forma Balance Sheet;

     (iv) all the Assets expressly allocated to or retained by SEB or any SEB Subsidiary under this Agreement or any Ancillary Agreement, including the Corporate Reorganization Transactions;

     (v) rights to the Company Policies to the extent set forth in Article VIII; and

     (vi) the rights of SEB and the SEB Subsidiaries under this Agreement and the Ancillary Agreements.

          Notwithstanding the foregoing, the Semiconductor Equipment Assets shall not include any and all Assets that are expressly contemplated by this Agreement or any Ancillary Agreement as Assets to be allocated to or retained by any member of the Instruments Group or the Health Care Systems Group.

     "Semiconductor Equipment Business" means the business that, after giving
      --------------------------------
effect to the Corporate Reorganization Transactions and the Distributions, is conducted by SEB, the SEB Subsidiaries and/or any other member of the Semiconductor Equipment Group.

     "Semiconductor Equipment Group" means SEB, the SEB Subsidiaries and the
      -----------------------------
Persons that become Subsidiaries of SEB after the consummation of the Corporate Reorganization Transactions and the Distributions.

     "Semiconductor Equipment Liabilities" means, collectively, all of the
      -----------------------------------
Liabilities of SEB, the SEB Subsidiaries and the other members of the Semiconductor Equipment Group after giving effect to the Corporate Reorganization Transactions and the Distributions, including:

     (i) all the Liabilities included on the SEB Pro Forma Balance Sheet that remain outstanding as of the Effective Time;

     (ii) all the Liabilities of Varian arising or assumed after the date of the SEB Pro Forma Balance Sheet that remain outstanding as of the Effective Time, which are of a nature or type that would have resulted in such Liabilities being included as Liabilities on the SEB Pro Forma Balance Sheet had they arisen or been assumed on or before the date of the SEB Pro Forma Balance Sheet, determined on a basis consistent with the determination of the Liabilities of SEB on the SEB Pro Forma Balance Sheet;

     (iii) all the Liabilities expressly assumed or retained by SEB, any SEB Subsidiary and any other member of the Semiconductor Equipment Group under this Agreement or any Ancillary Agreement, including the Corporate Reorganization Transactions;

     (iv) the obligations of SEB, the SEB Subsidiaries and any other member of the Semiconductor Equipment Group under this Agreement and the Ancillary Agreements;

     (v) all actual or alleged Liabilities (regardless of whether any claim with respect to such Liabilities is asserted before, on or after the Distribution
Date) relating to Environmental Matters or arising under any Environmental Laws (including all claims for death, bodily injury, personal injury and property damage relating to Environmental Matters or arising under any Environmental
Laws) arising out of, relating to or resulting from (A) the activities, operations, acts or omissions at, from or with respect to the Semiconductor Equipment Business or the Semiconductor Equipment Assets before, on or after the Distribution Date and (B) Remediation of any Release arising out of, relating to or resulting from activities, operations, acts or omissions at, from or with respect to the Semiconductor Equipment Business or the Semiconductor Equipment Assets before, on or after the Distribution Date wherever such Remediation may be performed;

     (vi) all actual or alleged Liabilities of SEB and any other member of the Semiconductor Equipment Group to third parties (regardless of whether any claim with respect to such Liabilities is asserted before, on or after the Distribution Date) arising out of, relating to or resulting from the transportation, handling, possession, processing, treatment, storage, disposal, manufacture, further manufacture, use, reuse, sale or resale of any goods manufactured, processed, sold or distributed at any time on or before the Distribution Date by the Semiconductor Equipment Business, including all such Liability for personal injury, bodily injury (including death or aggravation of previously existing illness, injury disability or condition) or property damage;

     (vii) all the Liabilities of the parties or their respective Subsidiaries, (whether arising before, on or after the Distribution Date) arising out of, relating to or resulting from the management or conduct before, on or after the Distribution Date of the Semiconductor Equipment Business or ownership of the Semiconductor Equipment Assets (including Securities Liabilities to the extent arising out of, relating to or resulting from information concerning the management, business or operations of SEB, the SEB Subsidiaries or the other members of the Semiconductor Equipment Group in the Registration Statements and Proxy Statement), except as otherwise expressly provided herein;

     (viii) all Liabilities to persons employed by Varian or its Subsidiaries on or before the Effective Time, the services of whom were primarily dedicated to the Semiconductor Equipment Business, including Liabilities arising out of, relating to or resulting from the termination or alleged termination of such person's employment as a result of the Corporate Reorganization Transactions or the Distributions and Liabilities arising out of, relating to or resulting from the assertion by any such person of employment by a member of another Group as a result of the Corporate Reorganization Transactions; and

     (ix) all Liabilities, including those expressly enumerated in clauses (i) through (vii), arising out of, related to, or resulting from the Thin Film Systems Business and the acquisition, ownership, use and disposition of the Assets related thereto.

          Notwithstanding the foregoing, the Semiconductor Equipment Liabilities shall not include:

          (x) any Liability set forth on Schedule 1.01(a); or

          (y) any and all Liabilities that are expressly contemplated by this Agreement or any Ancillary Agreement as Liabilities to be assumed or retained by any member of the Instruments Group or the Health Care Systems Group.

     "Separation Committee" has the meaning ascribed to such term in Section
      --------------------
9.01(a).

     "Shared Assets" means (i) the Assets listed on Schedule 1.02, (ii) any
      -------------
claim or right of Varian or its Subsidiaries (before giving effect to the Corporate Reorganization Transactions and the Distributions) arising out of, relating to or resulting from, the management or conduct before the Distributions of the business of Varian or its Subsidiaries (before giving effect to the Corporate Reorganization Transactions and the Distributions), which Asset is not expressly included in the definitions of "Health Care Systems Assets," "Instruments Assets" or "Semiconductor Equipment Assets" and which claim or right, whenever arising, has accrued before the Distribution Date and
(iii) any Asset received in respect of a Shared Liability, the amount of which exceeds the amount of the Shared Liability then due and owing.

     "Shared Liabilities" means (i) the Liabilities listed on Schedule 1.01(a),
      ------------------
(ii) any Liability (whether arising before, on or after the Distributions) of Varian or its Subsidiaries (before giving effect to the Corporate Reorganization Transactions and the Distributions) arising out of, relating to or resulting from, the management or conduct before the Distributions of the businesses of Varian or its Subsidiaries (before giving effect to the Corporate Reorganization Transactions and the Distributions) or their respective Assets, which Liability is not expressly included in the definitions of "Health Care Systems Liabilities," "Instruments Liabilities" or "Semiconductor Equipment Liabilities," including those Liabilities listed on Schedule 1.01(b), Securities Liabilities of Varian and its Subsidiaries (before giving effect to the Corporate Reorganization Transactions and Distributions) and/or any of its and their respective directors, officers, employees, agents or representative at or before the Distributions (other than
Securities Liabilities specifically assumed by HCS, SEB and IB in this Agreement) and Liabilities arising out of, relating to or resulting from any alleged breach of fiduciary duty by the Board of Directors of Varian or any member thereof at or before the Distributions, (iii) the Costs of personnel and third party service providers involved in Insurance Administration with respect to the Company Policies, and (iv) the cost of any Policies, letters of credit or surety bonds insuring against or otherwise covering the Liabilities included in clauses (i) and (ii) and the Costs of personnel and third party service providers involved in Insurance Administration or Claims Administration with respect to such Policies.

     "Subsidiary" means, with respect to any Person:
      ----------

     (i) any corporation of which at least a majority in interest of the outstanding voting stock (having by the terms thereof voting power under ordinary circumstances to elect a majority of the directors of such corporation, irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of a contingency) is at the time, directly or indirectly, owned or controlled by such Person or by such Person and one or more of its Subsidiaries; or

     (ii) any non-corporate entity in which such Person or such Person and one or more Subsidiaries of such Person either (A) directly or indirectly, at the date of determination thereof, has at least majority ownership interest, or (B) at the date of determination is a general partner or an entity performing similar functions (e.g., manager of a limited liability company or a trustee of a trust).

     "Tax" or "Taxes" means any income, gross income, gross receipts, profits,
      ---      -----
capital stock, franchise, withholding, payroll, social security, workers' compensation, unemployment, registration, disability, property, ad valorem, stamp, excise, severance, occupation, service, sales, use, license, lease, transfer, import, export, value added, alternative minimum, estimated, or other similar tax (including any fee, assessment or other charge in the nature of or in lieu of any tax) imposed by any Governmental Authority, and any interest, penalties, additions to tax, or additional amounts in respect of the foregoing.

     "Tax Benefit" means the product determined by multiplying the sum of all
      -----------
Transaction Expenditures (whether paid before, on or after the Effective Time) that are deductible for U.S. federal income tax purposes by 38%.

     "Tax Cost" means the sum of the products determined by multiplying the
      --------
gains on the Dispositions (whether recognized before, on or after the Effective
Time) for U.S. federal income tax purposes by 38%.

     "Tax Sharing Agreement" means the Tax Sharing Agreement among Varian, IB
      ---------------------
and SEB (including all exhibits or schedules thereto) substantially in the form of Exhibit D.

     "Thin Film Systems Business" means the business of the development,
      --------------------------
manufacture, sale and service of products for physical vapor disposition and chemical vapor disposition of thin films sold to Novellus Systems, Inc. effective June 13, 1997.

     "Third Party Claim" has the meaning ascribed to such term in Section
      -----------------
7.07(a).

     "Transaction Expenditures" means all cash costs, expenses or other
      ------------------------
expenditures incurred before or after the date hereof in connection with the preparation, execution and delivery of this Agreement and the Ancillary Agreements and the effectuation of the Corporate Reorganization Transactions and the Distributions, including the items listed on Schedule 1.03, but excluding
(i) taxes, (ii) the costs associated with the termination of personnel employed other than in the United States, (iii) Liabilities and expenditures related to the discretionary restructuring of a business, and (iv) Shared Liabilities.

     "Transition Services Agreement" means the Transition Services Agreement
      -----------------------------
among SEB, IB and Varian (including all exhibits or schedules thereto), substantially in the form of Exhibit E.

     "VAI Common Stock" has the meaning ascribed to such term in the recitals to
      ----------------
this Agreement.

     "VAI Term Loans" means the indebtedness outstanding under the Senior Notes
      --------------
of Varian issued and outstanding under the Master Shelf Agreement dated as of May 11, 1992 and the Note Purchase and Private Master Shelf Agreement dated as of October 18, 1996.

     "Varian" has the meaning ascribed to such term in the first paragraph of
      ------
this Agreement.

     "Varian Holders" means the holders of record of VAI Common Stock as of the
      --------------
Distribution Record Date.

     Section 1.02. References; Interpretation. References in this Agreement to
                   --------------------------
any gender include references to all genders, and references to the singular include references to the plural and vice versa. The words "include," "includes" and "including" when used in this Agreement shall be deemed to be followed by the phrase "without limitation." Unless the context otherwise requires, references in this Agreement to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement. Unless the context otherwise requires, the words "hereof," "hereby" and "herein" and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular Article, Section or provision of this Agreement.

                                  ARTICLE II
                         PRE-DISTRIBUTION TRANSACTIONS;
                               CERTAIN COVENANTS

     Section 2.01.  Corporate Reorganization Transactions; Dispositions.
                    ---------------------------------------------------
     (a)  Corporate Reorganization.  On or before the Distribution Date (but
          ------------------------
in all events before the Distributions), each of Varian, IB and SEB shall, and shall cause each of their respective Subsidiaries to, as applicable, take such action or actions as is necessary or appropriate to cause, effect and consummate the Corporate Reorganization Transactions in accordance with the terms and provisions set forth in Exhibit A. Notwithstanding the foregoing, each of Varian, IB and SEB agrees that before the Distributions, one or more of the Corporate Reorganization Transactions may be amended, modified, supplemented or eliminated by Varian in any manner determined by Varian in its sole discretion to be necessary or appropriate, including to qualify any of such transactions for tax-free treatment under the Code; provided, however, that no Corporate
                                       --------  -------
Reorganization Transaction may be amended, modified, supplemented or eliminated after the Varian stockholders approve the Distributions, unless it would not be materially adverse to the Varian stockholders.

     (b)  Dispositions.
          ------------

          (i) Varian shall use commercially reasonable efforts to sell Varian's leasehold interest in and buildings and fixtures for four of its buildings in the Stanford Research Park (the Ginzton Research Center at 3075 Hansen Way and the three buildings at 3030-3050 Hansen Way, Palo Alto) before the Distribution Date (the "Palo Alto Property Disposition").

          (ii) Varian shall use commercially reasonable efforts to sell its Gulf Stream III aircraft, model year 1980 before the Distribution Date (the "Aircraft Disposition").

     Section 2.02. Conveyance of Assets. Except as otherwise expressly provided
                   --------------------
in this Agreement or the Ancillary Agreements, on or before the Distribution
Date,

     (a)  Health Care Systems Transfers. Varian shall, on behalf of itself and
          -----------------------------
the HCS Subsidiaries, transfer or cause to be transferred to IB or an IB Subsidiary all of Varian's and the HCS Subsidiaries' right, title and interest in the Instruments Assets. Varian shall, on behalf of itself and the HCS Subsidiaries, transfer or cause to be transferred to SEB or a SEB Subsidiary all of Varian's and the HCS Subsidiaries' right, title and interest in the Semiconductor Equipment Assets.

     (b)  Instruments Transfers.  IB shall, on behalf of itself and the IB
          ---------------------
Subsidiaries, transfer or cause to be transferred to Varian or a HCS Subsidiary all of IB's and the IB Subsidiaries' right, title and interest in the Health Care Systems Assets. IB shall, on behalf of itself and the IB Subsidiaries, transfer or cause to be transferred to SEB or a SEB Subsidiary, all of IB's and the IB Subsidiaries' right, title and interest in the Semiconductor Equipment Assets.

     (c)  Semiconductor Equipment Transfers. SEB shall, on behalf of itself
          ---------------------------------
and the SEB Subsidiaries, transfer or cause to be transferred to Varian or a HCS Subsidiary all of SEB's and the SEB Subsidiaries' right, title and interest in the Health Care Systems Assets. SEB shall, on behalf of itself and the SEB Subsidiaries, transfer or cause to be transferred to IB or an IB Subsidiary all of SEB's and the SEB Subsidiaries' right, title and interest in the Instruments Assets.

     (d)  Designation of Owner.  Each of Varian, IB and SEB may designate the
          --------------------
member of its Group to which each Asset is to be transferred.

     Section 2.03. Transfer and Assignment of Certain Licenses and Permits.
                   -------------------------------------------------------
Without limiting the generality of Section 2.02 and except as otherwise expressly provided in this Agreement or the Ancillary Agreements, on or before the Distribution Date:

     (a)  Semiconductor Equipment Licenses.  Each of Varian and IB shall (and,
          --------------------------------
if applicable, shall cause any other Person over which it has direct or indirect control to), duly and validly transfer or cause to be duly and validly transferred to the appropriate member of the Semiconductor Equipment Group all transferable licenses, permits and authorizations issued by any Governmental Authority which are held in the name of any member of the Health Care Systems Group or the Instruments Group, or any of their respective employees, officers, directors, stockholders or agents that relate to the Semiconductor Equipment Business and are not otherwise required by the Health Care Systems Business or the Instruments Business, respectively.

     (b)  Instruments Licenses.  Each of Varian and SEB shall (and, if
          --------------------
applicable, shall cause any other Person over which it has direct or indirect control to), duly and validly transfer or cause to be duly and validly transferred to the appropriate member of the Instruments Group all transferable licenses, permits and authorizations issued by any Governmental Authority which are held in the name of any member of the Health Care Systems Group or the Semiconductor Equipment Group, or any of their respective employees, officers, directors, stockholders or agents that relate to the Instruments Business and are not otherwise required by the Health Care Systems Business or the Semiconductor Equipment Business, respectively.

     (c)  Health Care Systems Licenses.  Each of SEB and IB shall (and, if
          ----------------------------
applicable, shall cause any other Person over which it has direct or indirect control to), duly and validly transfer or cause to be duly and validly transferred to the appropriate member of the Health Care Systems Group all transferable licenses, permits and authorizations issued by any Governmental Authority which are held in the name of any member of the Semiconductor Equipment Group or the Instruments Group, or any of their respective employees, officers, directors, stockholders or agents that relate to the Health Care Systems Business and are not otherwise required by the Semiconductor Equipment Group or the Instruments Group, respectively.

     Section 2.04.  Transfer and Assignment of Certain Agreements.
                    ---------------------------------------------

     (a)  Transfers.  Without limiting the generality of Section 2.02 and
          ---------
except as otherwise expressly provided in this Agreement or the Ancillary Agreements, on or before the Distribution Date, and subject to the limitations set forth in this Section 2.04:

          (i) Each of SEB and IB shall (and, if applicable, shall cause any other Person over which it has direct or indirect control to), assign, transfer and convey to the appropriate member of the Health Care Systems Group all its (or such other Person's) right, title and interest in and to any and all agreements that relate exclusively to the Health Care Systems Business or any member of the Health Care Systems Group.

          (ii) Each of Varian and IB shall (and, if applicable, shall cause any other Person over which it has direct or indirect control to) assign, transfer and convey to the appropriate member of the Semiconductor Equipment Group all its (or such other Person's) right, title and interest in and to any and all agreements that relate exclusively to the Semiconductor Equipment Business or any member of the Semiconductor Equipment Group.

           (iii) Each of Varian and SEB shall (and, if applicable, shall cause any other Person over which it has direct or indirect control to) assign, transfer and convey to the appropriate member of the Instruments Group all its (or such other Person's) right, title and interest in and to any and all agreements that relate exclusively to the Instruments Business or any member of the Instruments Group.

     (b)  Obligations of Assignees.  The assignee of any agreement assigned,
          ------------------------
in whole or in part, under this Agreement (an "Assignee") shall assume and agree to pay, perform and fully discharge all obligations of the assignor under such agreement (whether such obligations arose or were incurred before, on or after the Distribution Date and irrespective of whether such obligations have been asserted as of the Distribution Date) or, in the case of a partial assignment, such Assignee's portion of such obligations.

     (c)  No Assignment of Certain Agreements.  Notwithstanding anything in this
          -----------------------------------
Agreement to the contrary, this Agreement shall not constitute an agreement to assign any agreement, in whole or in part, or any rights thereunder if the agreement to assign or attempt to assign, without the consent of a third party, would constitute a breach thereof or in any way adversely affect the rights of the Assignee thereof. Until such consent is obtained or if an attempted assignment thereof would be ineffective or would adversely affect the rights of any party so that the Assignee would not, in fact, receive all such rights, the provisions of Section 2.14 shall apply to such agreement.

     Section 2.05.  Certain Financial and Other Arrangements.
                    ----------------------------------------
     (a)  Settlement of Intercompany Accounts.  All intercompany receivables,
          -----------------------------------
payables and loans (other than receivables, payables and loans otherwise expressly provided for in this Agreement or an Ancillary Agreement), including in respect of any cash balances, any cash balances representing deposited checks or drafts for which only a provisional credit has been allowed or any cash held in any centralized cash management system, (i) between any member of the Semiconductor Equipment Group, on the one hand, and any member of the Health Care Systems Group, on the other hand, (ii) between any member of the Health Care Systems Group, on the one hand, and any member of the Instruments Group, on the other hand, and (iii) between any member of the Instruments Group, on the one hand, and any member of the Semiconductor Equipment Group, on the other hand, shall, as of the Effective Time, be settled, capitalized or converted into ordinary trade accounts in accordance with the Corporate Reorganization Transactions and, if applicable, shall be paid or settled in the ordinary course of business in a manner consistent with payment or settlement of similar accounts arising from transactions with third parties.

     (b)  SEB Capital Contribution; Consolidated Debt.
          -------------------------------------------

          (i)  Capital Contributions.  In addition to any other obligations
               ---------------------
     under this Agreement, on or before the Distribution Date, Varian shall contribute to SEB an amount of Cash and Cash Equivalents such that after giving effect to the Corporate Reorganization Transactions (A) the aggregate Cash and Cash Equivalents of the members of the Semiconductor Equipment Group as of the Effective Time would equal at least $100,000,000 and (B) SEB would have a consolidated Net Worth as of the Effective Time of at least $150,000,000. Such contribution shall be based on Varian's good faith estimate of the Cash and Cash Equivalents of the Semiconductor Equipment Group and the consolidated Net Worth of SEB as of the Effective Time and shall be subject to adjustment as provided in Section 9.03(c)(i).

          (ii) Consolidated Debt. Varian shall not cause or permit the transfer
               -----------------
     to or retention by any member of the Semiconductor Equipment Group of Notes Payable or other Consolidated Debt if, as a result thereof, the Consolidated Debt of SEB as of the Effective Time would exceed $5,000,000. If as a result of the Corporate Reorganization Transactions, the Consolidated Debt of SEB would exceed such amount, Varian shall take such actions as shall be necessary, which may include but shall not be limited to, payment, partial payment or provision for payment in the form of the contribution of additional Cash and Cash Equivalents of one or more Liabilities comprising such Consolidated Debt to reduce the amount thereof to no more than $5,000,000. The Consolidated Debt caused or permitted to be transferred or retained shall be based on Varian's good faith estimate of the Notes Payable and other Consolidated Debt of the Semiconductor Equipment Group as of the Effective Time and shall be subject to adjustment as provided in Secetion 9.03(c)(i).

     (c)  IB Capital Contribution; Term Loans; Notes Payable.
          --------------------------------------------------
          (i)  Term Loans.  As of the Effective Time, IB shall assume as an
               ----------
     Instruments Liability 50% of the VAI Term Loans outstanding as of the Effective Time (the "IB Term Loans").

          (ii) Notes Payable; IB Capital Contribution. As of the Effective
               --------------------------------------
     Time, the Instruments Group shall assume or retain as an Instruments Liability an amount of the Notes Payable and shall retain or have contributed to it as of the Effective Time an aggregate amount of Cash and Cash Equivalents such that the Net Debt of IB as of the Effective Time would be equal to 50% of the combined Net Debt of HCS and IB as of the Effective Time, after giving effect to the provisions of Section 2.05(b) but before giving effect to the provisions of Section 2.05(d). Notwithstanding the foregoing, if the assumptions, contributions and retentions contemplated by the immediately preceding sentence (after giving effect to the provisions of Section 2.05(b) but before giving effect to the provisions of Section 2.05(d)) would cause the consolidated Net Worth of HCS as of the Effective Time (A) to exceed 50% of the combined consolidated Net Worths of HCS and IB as of the Effective Time or (B) to be less than 40% of the combined consolidated Net Worths of HCS and IB as of the Effective Time, then, in the case of (A) the amount of Notes Payable to be assumed or retained by the Instruments Group shall be decreased (and/or the Cash and Cash Equivalents contributed to IB by Varian increased) such that the consolidated Net Worth of HCS as of the Effective Time would equal 50% of the combined consolidated Net Worths of HCS and IB as of the Effective Time and, in the case of (B) the amount of Notes Payable to be assumed or retained by the Instrument Group shall be increased (and/or the Cash and Cash Equivalents contributed to IB by Varian decreased) such that the consolidated Net Worth of HCS as of the Effective Time would equal 40% of the combined consolidated Net Worths of HCS and IB as of the Effective Time. For purposes of this Section 2.05(c)(ii), the consolidated Net Worth of HCS shall be determined without giving effect to any Transaction Expenditures or Dispositions (including associated tax benefit and tax cost) that have been accrued, paid or received by HCS as of the Effective Time. The amounts of Notes Payable, Cash and Cash Equivalents and Net Worth used to determine the assumptions, contributions and retentions provided in this Section 2.05(c)(ii) shall be based on Varian's good faith estimates and shall be subject to adjustment as provided in Section 9.03(c)(ii).

     (d)  Additional Allocations.  In addition to the Notes Payable to be
          ----------------------
assumed or retained by the Instruments Group and/or the capital contributions to be made to IB by Varian contemplated by paragraph (c) above, if the After-tax Differential is a positive number, then the amount of Notes Payable to be assumed or retained by the Instruments Group shall be decreased (and/or the Cash and Cash Equivalents contributed to IB by Varian increased) by an amount equal to 50% of the After-tax Differential. If, instead, the After-tax Differential is a negative number, then the amount of Notes Payable to be assumed or retained by the Instruments Group shall be increased (and/or the Cash and Cash Equivalents contributed to IB by Varian decreased) by an amount equal to 50% of the absolute After-tax Differential (i.e., irrespective of its negative sign). The components of the After-tax Differential which are not determined as of the Effective Time shall be based on Varian's good faith estimates immediately before the Effective Time and shall be subject to adjustment as provided in Section 9.04.

     (e)  Renegotiation and Allocation.  Varian shall use its reasonable
          ----------------------------
efforts to obtain, before the Distribution Date, all required consents, waivers or amendments or other actions by the lenders under the VAI Term Loans and the Notes Payable to permit the transfers, assumptions and retentions contemplated by Sections 2.05(b), (c) and (d). Notwithstanding the foregoing, Notes Payable shall first be transferred to or retained by the member of the Group to which any related Asset is transferred, or by which any related Asset is retained, and shall only be allocated to another Group to the extent otherwise required by this Section 2.05.

     Section 2.06.  Assumption and Satisfaction of Liabilities.  Except as
                    ------------------------------------------
otherwise expressly provided in this Agreement or any Ancillary Agreement, from and after the Effective Time,

     (a)  Health Care Systems Liabilities.  HCS shall, and shall cause the other
          -------------------------------
members of the Health Care Systems Group to, assume, pay, perform and discharge all Health Care Systems Liabilities in accordance with their terms, when determinable, and otherwise in accordance with the practice of the parties before the Distributions;

     (b)  Semiconductor Equipment Liabilities.  SEB shall, and shall cause the
          -----------------------------------
other members of the Semiconductor Equipment Group to, assume, pay, perform and discharge all Semiconductor Equipment Liabilities in accordance with their terms, when determinable, and otherwise in accordance with the practice of the parties before the Distributions; and

     (c)  Instruments Liabilities.  IB shall, and shall cause the other members
          -----------------------
of the Instruments Group to, assume, pay, perform and discharge all Instruments Liabilities in accordance with their terms, when determinable, and otherwise in accordance with the practice of the parties before the Distributions.

     Section 2.07.  Stock Issuance; Dividends.  On or before the Distribution
                    -------------------------
Date (but in all events before the Distributions),

     (a)  IB Common Stock.  IB shall take all necessary actions so that on the
          ---------------
Distribution Date, the number of shares of IB Common Stock outstanding and held by Varian is equal to the number of shares of VAI Common Stock outstanding on the Distribution Record Date.

     (b)  SEB Common Stock.  SEB shall take all necessary actions so that on
          ----------------
the Distribution Date, the number of shares of SEB Common Stock outstanding and held by Varian is equal to the number of shares of VAI Common Stock outstanding on the Distribution Record Date.

     Section 2.08.  Charters; By-laws; Rights Plans.  On or before the
                    -------------------------------
Distribution Date (but in all events before the Distributions):

     (a)  SEB Governance Matters.  Each of Varian and SEB shall take all
          ----------------------
necessary actions so that as of the Effective Time the Certificate of Incorporation and By-laws of SEB will be substantially in the forms filed as exhibits to SEB's Registration Statement at the time it becomes effective and a Rights Agreement in substantially the form filed as an exhibit to SEB's Registration Statement at the time it becomes effective shall have been executed and delivered.

     (b)  IB Governance Matters.  Each of Varian and IB shall take all necessary
          ---------------------
actions so that as of the Effective Time the Certificate of Incorporation and By-laws of IB will be substantially in the forms filed as exhibits to IB's Registration Statement at the time it becomes effective and a Rights Agreement in substantially the form filed as an exhibit to IB's Registration Statement at the time it becomes effective shall have been executed and delivered.

     (c)  HCS Governance Matters.  Varian shall take all necessary actions so
          ----------------------
that as of the Effective Time the Amended and Restated Certificate of Incorporation or Certificate of Amendment of Varian will be substantially in the form attached as an annex to the Proxy Statement, the By-laws of Varian will be in substantially the form of Exhibit L.

     Section 2.09.  Directors, Officers and Employees.
                    ---------------------------------
     (a)  Election of Directors of IB and SEB.  On or before the Distribution
          -----------------------------------
Date:

          (i) Each of Varian and SEB shall take all necessary actions so that as of the Effective Time the directors of SEB will be as set forth in the Proxy Statement.

          (ii) Each of Varian and IB shall take all necessary actions so that as of the Effective Time the directors of IB will be as set forth in the Proxy Statement.

     (b)  Election of Officers.  On or before the Distribution Date, each of
          --------------------
Varian, SEB and IB, as applicable, shall take all necessary actions so that as of the Effective Time the officers of Varian, SEB and IB, respectively, will be as set forth in the Proxy Statement.

     (c)  Resignations.  Subject to the provisions of Sections 2.09(a) and
          ------------
2.09(b), each of Varian, SEB and IB, shall take all necessary action to cause their respective directors and employees, and those of the members of their respective Groups, to resign, as of the Effective Time, from all boards of directors or similar governing bodies of each member of the other Groups on which they serve, and from all positions as officers or employees of any member of such other Groups, except as otherwise set forth in the Proxy Statement or mutually agreed to in writing on or before the Distribution Date by Varian, on the one hand, and, as applicable, SEB and/or IB, on the other hand.

     Section 2.10.  Other Transactions.  On or before the Distributions, each
                    ------------------
of Varian, IB and SEB shall have consummated those other transactions in connection with the Corporate Reorganization Transactions and the Distributions that are contemplated by the Proxy Statement and the ruling request submission by Varian to the Internal Revenue Service and not specifically referred to in Sections 2.01 through 2.09, subject, however, to the limitation set forth in
Section 2.01.

     Section 2.11.  Meeting; Proxy Statement; Other Filings.
                    ---------------------------------------

     (a)  Meeting.  The Board of Directors of Varian shall establish the Meeting
          -------
Record Date and the Meeting Date and shall take all necessary or appropriate actions with respect to the Meeting. At the Meeting there shall be submitted to the Varian stockholders for their vote the Distribution Proposals and such other proposals as are included in the notice of the Meeting.

     (b)  Proxy Statement; Registration Statements; NYSE Notice.  Varian, SEB
          -----------------------------------------------------
and IB shall prepare the Proxy Statement and the Registration Statements. Varian shall file the Proxy Statement with the Commission and shall mail the Proxy Statement to the holders of VAI Common Stock as of the Meeting Record Date. Each of SEB and IB shall file their respective Registration Statements with the Commission. Varian shall, to the extent possible, give the NYSE not less than ten days advance notice of the Distribution Record Date in compliance with Rule 10b-

17 under the Exchange Act. Each of Varian, SEB and IB shall use reasonable commercial efforts to cause the Registration Statements to become effective under the Exchange Act on or before the Distribution Date.

     (c)  Other Filings.  Varian, SEB and IB shall cooperate in preparing,
          -------------
filing with the Commission under the Securities Act and causing to become effective any registration statements or amendments thereto that are appropriate to reflect the establishment of or amendments to any employee benefit plan contemplated by the Employee Benefits Allocation Agreement, the Proxy Statement or otherwise as necessary to reflect the transactions contemplated by this Agreement.

     Section 2.12.  State Securities Laws.  Before the Distribution Date, each
                    ---------------------
of Varian, SEB and IB shall take all necessary or appropriate actions under the securities or blue sky Laws of states or other political subdivisions of the United States in order to effect the Distributions.

     Section 2.13.  Listing Application.  Before the Distribution Date, IB and
                    -------------------
SEB shall prepare and file with a national securities exchange or Nasdaq listing applications and related documents and shall take all other necessary or appropriate actions in order to cause a national securities exchange to list, or Nasdaq to approve for quotation on its National Market, on or before the Distribution Date the SEB Common Shares and the IB Common Shares.

     Section 2.14.  Transfers Not Effected Before the Distributions; Transfers
                    ----------------------------------------------------------
Deemed Effective as of the Effective Time.  If any transfers contemplated by
-----------------------------------------
this Article II are not consummated at or before the Effective Time, the parties shall (and shall cause their respective Affiliates and members of their respective Groups to) cooperate to effect such transfers as promptly as practicable after the Effective Time. Nothing herein shall be deemed to require the transfer of any Assets or the assumption of any Liabilities which by their terms or operation of Law cannot be transferred or assumed; provided, however,
                                                            --------  -------
that the parties shall (and shall cause their respective Affiliates and members of their respective Groups to) cooperate to seek to obtain any necessary Consents for the transfer of all Assets and Liabilities contemplated to be transferred pursuant to this Article II. Where any transfer of Assets or Liabilities has not been consummated at or before the Effective Time, from and after the Effective Time the party retaining such Asset or Liability (or, as applicable, such other member or members of such party's Group) shall hold such Asset in trust for the use and benefit of the party entitled thereto (at the expense of the party entitled thereto) or retain such Liability for the account of the party by whom such Liability is to be assumed, as the case may be, and take such other action as may be reasonably requested by the party to whom such Asset is to be transferred, or by whom such Liability is to be assumed, as the case may be, in order to place such party, to the extent reasonably possible, in the same position as it would have been had such Asset or Liability been transferred or assumed as contemplated by this Agreement. As, when and if any such Asset or Liability becomes transferable or assumable, such transfer or assumption shall be effected as promptly as practicable. As of the Effective Time, each party (or, if applicable, such other member or members of such party's Group) shall be deemed to have acquired (or, as applicable, retained) complete and sole beneficial ownership over all Assets, together with all rights, powers and privileges incident thereto, and shall be deemed to have assumed in accordance with the terms of this Agreement all the Liabilities, and all duties, obligations and responsibilities incident thereto, which such party (or any member of such party's Group) is entitled to acquire or required to assume under this Agreement.

     Section 2.15.  Ancillary Agreements.  On or before the Distribution Date,
                    --------------------
each of Varian, SEB and IB shall enter into, and/or where applicable shall cause such other members of their respective Groups to enter into, (a) the Ancillary Agreements, (b) the Conveyancing and Assumption Instruments, and (c) any other agreements in respect of the Distributions as are reasonably necessary or appropriate in connection with the transactions contemplated by this Agreement and the Ancillary Agreements.

     Section 2.16.  Operations in Ordinary Course.  Except as otherwise
                    -----------------------------
expressly provided in this Agreement, between the Agreement Date and the Effective Time, each of Varian, SEB and IB shall, and shall cause its Subsidiaries to, conduct its business in a manner substantially consistent with current and past operating practices and in the ordinary course, including with respect to the payment and administration of accounts payable and the collection and administration of accounts receivable, the purchase of capital assets and equipment and the management of inventories.

                                  ARTICLE III
                               THE DISTRIBUTIONS

     Section 3.01.  Record Date and Distribution Date.  Subject to the
                    ---------------------------------
satisfaction or, if applicable, waiver of the conditions set forth in Section 4.01, the Board of Directors of Varian shall establish the Distribution Record Date and the Distribution Date and any appropriate procedures in connection with the Distributions.

     Section 3.02.  The Distributions.
                    -----------------

     (a)  On or before the Distribution Date, Varian shall:

          (i) deliver to the Agent the certificates representing the IB Common Shares and the SEB Common Shares, in each case, endorsed by Varian in blank, for the benefit of the Varian Holders; and

          (ii) instruct the Agent to distribute, on or as soon as practicable after the Distribution Date, to the Varian Holders,

               (A) one share of IB Common Stock for each share of VAI Common Stock; and

               (B) one share of SEB Common Stock for each share of VAI Common Stock.

     (b)  Duties and Responsibilities of SEB and IB.  All shares of SEB Common
          -----------------------------------------
Stock issued in the SEB Distribution shall be duly authorized, validly issued, fully paid and nonassessable and free of any preemptive (or similar) rights. All shares of IB Common Stock issued in the IB Distribution shall be duly authorized, validly issued, fully paid and nonassessable and free of any preemptive (or similar) rights. As soon as practicable after the Distribution Date, certificates for shares of IB Common Stock and SEB Common Stock shall be mailed by the Agent to the Varian Holders, unless the Agent uses a book entry system of stock record keeping, in which event no certificates for shares of IB Common Stock or SEB Common Stock will be used unless a stockholder so requests. If certificates are used, each of SEB and IB shall provide, or cause to be provided, to the Agent sufficient certificates representing SEB Common Stock and IB Common Stock, respectively, in such denominations as the Agent may request in order to effect the Distributions.

     (c)  Unclaimed Stock or Cash.  Any shares of SEB Common Stock, shares of IB
          -----------------------
Common Stock or any dividends or distributions, if any, with respect to SEB Common Stock or IB Common Stock that remain unclaimed 180 days after the Distribution Date shall be returned to HCS and the Persons entitled thereto shall look only to HCS for such shares of SEB Common Stock, shares of IB Common Stock, and any dividends or distributions, subject in each case to applicable escheat or other abandoned property Laws.

                                  ARTICLE IV
                        CONDITIONS TO THE DISTRIBUTIONS

     Section 4.01.  Conditions Precedent to the Distributions. The obligations
                    -----------------------------------------
of the parties to consummate the Distributions are subject to the satisfaction or waiver as determined by Varian in its sole discretion (except as provided in Section 4.02 below), of each of the following conditions:

     (a)  Declaration of Distributions and Establishment of Distribution Date.
          -------------------------------------------------------------------
 The Board of Directors of Varian shall have, in its sole discretion and subject to and in accordance with the applicable rules of the NYSE and provisions of the DGCL, declared the Distributions and established the Distribution Record Date, the Distribution Date, the date on which shares of SEB Common Stock and IB Common Stock, and any cash in lieu of fractional shares shall be mailed to the Varian Holders and all appropriate procedures in connection with the Distributions to the extent not provided in this Agreement.

     (b)  Tax Sharing Agreement.  Varian, SEB and IB shall have executed and
          ---------------------
delivered the Tax Sharing Agreement and such agreement shall be in full force and effect.

     (c)  Employee Benefits Allocation Agreement.  Varian, SEB and IB shall
          --------------------------------------
have executed and delivered the Employee Benefits Allocation Agreement and such agreement shall be in full force and effect.

     (d)  Transition Services Agreement.  Varian, SEB and IB shall have
          -----------------------------
executed and delivered the Transition Services Agreement and such agreement shall be in full force and effect.

     (e)  Intellectual Property Agreement.  Varian, SEB and IB shall have
          -------------------------------
executed and delivered the Intellectual Property Agreement and such agreement shall be in full force and effect.

     (f)  Effective Date of Registration Statements.  The Registration
          -----------------------------------------
Statements shall have been declared effective by order of the Commission and no stop order shall have been entered, and no proceeding for that purpose shall have been initiated or threatened by the Commission with respect thereto.

     (g)  Listing.  The SEB Common Stock and the IB Common Stock shall have been
          -------
approved for listing on a national securities exchange or quotation on the Nasdaq National Market, on or before consummation of the Distributions.

     (h)  Tax Ruling.  Varian shall have received rulings from the Internal
          ----------
Revenue Service in form and substance satisfactory to the Board of Directors of Varian, which rulings shall be in full force and effect as of the Distribution Date.

     (i)  Pre-Distribution Transactions.  Each of the transactions and other
          -----------------------------
matters contemplated by Article II (including each of the distributions, transfers, conveyances, contributions, assignments or other transactions included in, or otherwise necessary to consummate, the Corporate Reorganization Transactions) shall have been consummated in all material respects.

     (j)  Covenants.  The covenants contained in Article V of this Agreement
          ---------
that are required to be performed on or before the Distribution Date shall have been fully performed.

     (k)  No Prohibitions.  No temporary, preliminary or permanent injunction or
          ---------------
other order, decree or ruling issued by a Governmental Authority and no statute, rule, regulation or executive order promulgated or enacted by any Governmental Authority shall be in effect materially restricting, preventing or prohibiting the consummation of the Distributions.

     (l)  Consents. Each of Varian, SEB and IB and the other members of their
          --------
respective Groups shall have obtained all Consents the failure of which to obtain would, in the determination of the Board of Directors of Varian, have a material adverse effect on HCS, SEB or IB.

     (m)  Stockholder Approval. The Distribution Proposals shall have been
          --------------------
approved by the requisite vote of the holders of VAI Common Stock in accordance with the DGCL and the provisions of Varian's Restated Certificate of Incorporation.

     (n)  Fairness Opinion.  Warburg Dillon Read LLC shall have delivered its
          ----------------
written opinion to the Board of Directors of Varian dated as of the date the Distributions are declared confirming that the Distributions are fair, from a financial point of view, to the Varian Holders, and such opinion shall not have been withdrawn or rescinded.

     Section 4.02.  Waivers.  After the Varian stockholders approve the
                    -------
Distribution Proposals, the conditions set forth in Section 4.01 may only be waived if the Board of Directors of Varian determines such waiver would not be materially adverse to the Varian stockholders. Further, the Board of Directors may only waive the condition set forth in Section 4.0(h) with respect to receipt of Internal Revenue Service tax rulings if it has received an opinion of counsel substantially to the effect that, for federal income tax purposes, no gain or loss will be recognized by any holder of VAI Common Stock as a result of the Distributions and no gain or loss will be recognized by the Company upon the Distributions, which opinion shall not have been withdrawn or rescinded as of the Effective Time.

                                   ARTICLE V
                                   COVENANTS

     Section 5.0.  Further Assurances; Consents.  In addition to the actions
                   ----------------------------
otherwise expressly provided in this Agreement, each party shall use its commercially reasonable efforts to (a) execute and deliver, or cause to be executed and delivered, such instruments and documents and take, or cause to be taken, such further or other actions as any other party may reasonably request to effectuate the purposes of this Agreement and carry out the terms hereof, and
(b) take or cause to be taken all actions, and to do, or cause to be done, all things reasonably necessary or appropriate under applicable Laws, agreements or otherwise to consummate and make effective the transactions contemplated by this Agreement, including (notwithstanding Section 5.05(c)) using its commercially reasonable efforts to obtain any Consents, to enter into amendatory agreements and to make any filings and applications necessary or appropriate in order to consummate the transactions contemplated by this Agreement; provided, however,
                                                            --------  -------
that no party shall be obligated to pay any consideration therefor (except for filing fees and other similar charges) to any third party from whom such Consents or amendments are requested or to take any action or omit to take any action if the taking or omission would be unreasonable burdensome to the party or its Group or the Group's business.

     Section 5.02.  Intellectual Property Matters.
                    -----------------------------

     (a)  Intellectual Property Agreement Controls.  Each party acknowledges
          ----------------------------------------
that, after the Distribution Date, it shall have no interest in nor any right to use or display the name or any Intellectual Property of another party in any way, except to the extent expressly provided in this Agreement or in any Ancillary Agreement and except for any use which is otherwise permissible as "fair use" under applicable Law. Each party further understands and agrees that the rights, obligations and responsibilities of the parties with respect to Intellectual Property matters shall be governed by the Intellectual Property Agreement to the extent therein provided.

     (b)  No Representation of Affiliation.  After the Distribution Date, no
          --------------------------------
party shall represent or permit to be represented to any third party that it or any member of its Group has a business affiliation with any other party or any member of such other party's Group, except as expressly permitted by an Ancillary Agreement.

     Section 5.03.  Employees; Employee Benefits.
                    ----------------------------
     (a)  Treatment of Employees.  As of the Effective Time, except as expressly
          ----------------------
provided in the Employee Benefits Allocation Agreement, (i) those Persons employed in the Health Care Systems Business shall remain or become employees of the applicable member of the Health Care Systems Group, (ii) those Persons employed in the Instruments Business shall become employees of the applicable member of the Instruments Group, and (iii) those Persons employed in the Semiconductor Equipment Business shall become employees of the applicable member of the Semiconductor Equipment Group.

     (b)  Employee Benefits Allocation Agreement Controls.  Each party further
          -----------------------------------------------
understands and agrees that the rights, obligations and responsibilities of the parties with respect to employees and employee benefit matters shall be governed by the Employee Benefits Allocation Agreement to the extent therein provided.

     Section 5.04.  Tax Matters. Each party intends that (a) the contributions
                    -----------
of Assets to IB and SEB each be treated as a reorganization within the meaning of section 368(a)(1)(D) of the Code with respect to which no gain or loss is recognized by any of the parties, and (b) the Distributions be treated as tax-free distributions under section 355 of the Code and each such party shall use its best efforts to cause the Distributions to so qualify. Each party further understands and agrees that the rights, obligations and responsibilities of the parties with respect to Tax matters will be governed by the Tax Sharing Agreement to the extent therein provided.

     Section 5.05.  No Representations or Warranties.
                    --------------------------------

     (a) General.  Each party understands and agrees that, except as otherwise
         -------
expressly provided in any Ancillary Agreement or paragraph (c) below, no party is, in this Agreement or in any other agreement or document contemplated by this Agreement (including the Conveyancing and Assumption Instruments) or otherwise, making any representation or warranty whatsoever, including representing or warranting in any way as to the Assets, businesses or Liabilities retained, transferred or assumed as contemplated by this Agreement, as to the value or freedom from Security Interests, or any other matter concerning any Assets or Liabilities of such party, or as to the absence of any defenses or right of set-off or freedom from counterclaim with respect to any claim or other Asset, including any account receivable or any Liability of any party, or as to the legal sufficiency of any assignment, document or instrument delivered under this Agreement to convey title to any Asset or any other thing of value upon the execution, delivery and filing thereof.

     (b)  Disclaimer of Merchantability or Fitness of Assets.  Each party
          --------------------------------------------------
further understands and agrees that there are no warranties, express or implied, as to the merchantability or fitness of any of the Assets either transferred to or retained by the parties, and that, notwithstanding anything to the contrary expressly provided in the applicable Conveyancing and Assumption Instrument, all Assets either transferred or retained by the parties shall be "as is, where is" and that, subject to Section 5.01, the party to which any such Assets are transferred, or which retains any such Assets, shall bear the economic and legal risks that any conveyances of such Assets shall prove to be insufficient to vest in the transferee good and marketable title, free and clear of any Security Interest.

     (c)  No Representations or Warranties Regarding Consents.  Each party
          ---------------------------------------------------
understands and agrees that, except as otherwise expressly provided in the applicable Conveyancing and Assumption Instruments, no party is representing or warranting in any way that the obtaining of any Consents, the execution and delivery of any amendatory agreements and the making of any filings or applications contemplated by this Agreement will satisfy the provisions of any or all applicable agreements or the requirements of any or all applicable Laws. Each party further understands and agrees that the party to which any Assets are transferred pursuant to this Agreement shall bear the economic and legal risk that any necessary Consents are not obtained, that any necessary amendatory agreements are not executed and delivered or that the provisions of any applicable agreements or requirements of applicable Laws are not satisfied.

     Section 5.06.  Removal of Certain Guarantees; Releases from Liabilities.
                    --------------------------------------------------------

     (a)  Removal of Varian as Guarantor of Semiconductor Equipment Liabilities
          ----------------------------------------------------------------------
and Instruments Liabilities. Except as otherwise expressly provided in an
---------------------------
Ancillary Agreement, each party shall use its commercially reasonable efforts to have, on or before the Distribution Date, or as soon as practicable thereafter,
(i) Varian and any other member of the Health Care Systems Group removed as a guarantor of, or obligor under or for, any Semiconductor Equipment Liability or Instruments Liability, (ii) SEB and any other member of the Semiconductor Equipment Group removed as a guarantor of, or obligor under or for, any Health Care Systems Liability or Instruments Liability, and (iii) IB and any other member of the Instruments Group removed as a guarantor of, or obligor under or for, any Health Care Systems Liability or Semiconductor Equipment Liability.

     (b)  Indemnification for Guaranties.  If (i) a party is unable to obtain,
          ------------------------------
or to cause to be obtained, any removal described in paragraph (a) above, or
(ii) Liabilities arise from and after the Effective Time but before a guarantor or obligor with reference to any such Liability is removed pursuant to Section 5.06(a), then such guarantor or obligor shall be indemnified for all Liabilities incurred by it in its capacity as guarantor or obligor by (A) HCS with respect to any Health Care Systems Liabilities, (B) SEB with respect to any Semiconductor Equipment Liabilities, and (C) IB with respect to any Instruments Liabilities. Without limiting the foregoing, each party shall, or shall cause a member of its Group to, reimburse any such guarantor or obligor as soon as practicable (but in no event later than 30 days) following receipt of notice of a payment made pursuant to this Section 5.06(b) in respect of the party's Liabilities.

     (c)  Additional Obligations.  In the event that at any time before or
          ----------------------
after the Distribution Date, a party identifies any letters of credit, interest rate or foreign exchange contracts or other contracts (excluding guarantees) that relate primarily to one business but for which a member of another Group has contingent, secondary, joint, several or other Liability of any nature whatsoever, the party the business of which is primarily liable shall, at its expense, take such actions and enter into such agreements and arrangements as the other party may reasonably request to effect such party's (or the member of each party's Group) release or substitution.

     (d)  Other Releases.  Each party shall use commercially reasonable efforts
          --------------
to obtain, or cause to be obtained, any Consent, substitution or amendment required to novate or assign all obligations under agreements, leases, licenses and other obligation or Liabilities of any nature whatsoever transferred under this Agreement, or to obtain in writing the unconditional release of the assignor so that in each such case, IB shall be solely responsible for the Instruments Liabilities, HCS shall be solely responsible for the Health Care Systems Liabilities and SEB shall be solely responsible for the Semiconductor Equipment Liabilities; provided, however, that no party shall be obligated to
                       --------  -------
pay any consideration therefor (except for filing fees or other similar charges) to any third party from whom such Consents, substitutions, amendments or releases are requested. Whether or not any such Consent, substitution, amendment or release is obtained, nothing in this Section 5.06(d) shall in any way limit the obligations of the parties under Article VII.

     Section 5.07.  Intercompany Agreements.  As of the Effective Time, each
                    -----------------------
party shall (and shall cause each other member of its Group to) terminate each agreement between it and any member of any other Groups (other than this Agreement, the Ancillary Agreements, the Conveyancing and Assumption Instruments and any agreements that do not take effect until the Effective Time); provided,
                                                                      --------
however, that such termination shall not affect any of the rights and/or
-------
obligations of the parties to such agreements that accrued or were incurred before the Effective Time (subject to the terms of Section 2.05(a)).

     Section 5.08.  Nondisclosure Agreements.  Each of SEB and IB agrees to be
                    ------------------------
bound by and subject to the terms and provisions of each of the Nondisclosure Agreements for the same period of time and to the same extent as Varian (or the applicable Subsidiary of Varian that is a party to such Nondisclosure Agreement). Varian shall not, amend, supplement, terminate or waive any provisions of the Nondisclosure Agreements (a) that relate to the Instruments Business without the prior written consent of IB, or (b) that relate to the Semiconductor Equipment Business without the prior written consent of SEB.

     Section 5.09.  Receipts after the Distribution Date.  From and after the
                    ------------------------------------
Distribution Date each party shall (or shall cause the applicable member of its Group to) promptly transfer to the appropriate other party, or the appropriate member of such other party's Group, any property it receives that is an Asset of such other party or a member of the other party's Group. Without limiting the foregoing, funds received by a member of one Group upon payment of accounts receivable that belong to a member of another Group shall be transferred to the other Group as soon as practicable (but in no event later than 30 business days) after receipt of such funds.

     Section 5.10.  Post-Distribution Audit.
                    -----------------------

     (a)  Preparation of Closing Balance Sheets.  As soon as practicable after
          -------------------------------------
the Effective Time, Varian shall cause PricewaterhouseCoopers LLP (or another comparable independent accounting firm selected by Varian (the "Auditors")) to:

          (i) conduct an audit of IB and the IB Subsidiaries in order to prepare and deliver to each of HCS, IB and SEB a consolidated balance sheet for IB and the IB Subsidiaries as of the Effective Time (the "IB Closing Balance Sheet");

          (ii) conduct an audit of HCS and the HCS Subsidiaries in order to prepare and deliver to each of HCS, IB and SEB a consolidated balance sheet for HCS and the HCS Subsidiaries as of the Effective Time (the "HCS Closing Balance Sheet");

          (iii) conduct an audit of SEB and the SEB Subsidiaries in order to prepare and deliver to each of HCS, IB and SEB a consolidated balance sheet for SEB and the SEB Subsidiaries, as of the Effective Time (the "SEB Closing Balance Sheet");

and to deliver such Closing Balance Sheets within 90 days after the Distribution Date.

     (b)  Audit Requirements.  Each of the IB Closing Balance Sheet, the HCS
          ------------------
Closing Balance Sheet and the SEB Closing Balance Sheet shall be prepared on the basis of an audit conducted by the Auditors in accordance with GAAP consistently applied and without giving effect to any change in accounting principles required on account of the consummation of the Distributions, except that, to the extent that any definition contained herein contemplates inclusion or exclusion of an item that would not be included or excluded under GAAP, the Auditors shall compute such item in accordance with such definition. During the course of the preparation of the IB Closing Balance Sheet, the HCS Closing Balance Sheet and the SEB Closing Balance Sheet by the Auditors, and during any period in which there is a dispute regarding either the IB Closing Balance Sheet, the HCS Closing Balance Sheet and the SEB Closing Balance Sheet, each of HCS, IB and SEB, as the case may be, shall cooperate with the Auditors and the other parties and shall have access to all pertinent accounting and each other's records. Each party also shall use its reasonable efforts to cause the work papers of the Auditors in respect of its business to be made available to each of the other parties.

                                  ARTICLE VI
                     ACCESS TO INFORMATION; CONFIDENTIALITY

     Section 6.01.  Provision, Transfer and Delivery of Applicable Corporate
                    --------------------------------------------------------
Records. Except as expressly provided in any Ancillary Agreement,
-------

     (a)  Provision, Transfer and Delivery of SEB Records.  Each of HCS and IB
          -----------------------------------------------
shall (and shall cause each other member of its Group to) as soon as practicable after the Distribution Date transport (at SEB's expense) to SEB the Books and Records in its possession that relate primarily to the Semiconductor Equipment Assets, the Semiconductor Equipment Liabilities or the Semiconductor Equipment Business or are necessary to operate the Semiconductor Equipment Business (collectively, the "SEB Records"), except to the extent such items are already in the possession of any member of the Semiconductor Equipment Group.

     (b)  Provision, Transfer and Delivery of IB Records.  Each of HCS and SEB
          ----------------------------------------------
shall (and shall cause each other member of its Group to) as soon as practicable after the Distribution Date transport (at IB's expense) to IB the Books and Records in its possession that relate primarily to the Instruments Assets, the Instruments Liabilities or the Instruments Business or are necessary to operate the Instruments Business (collectively, the "IB Records"), except to the extent such items are already in the possession of any member of the Instruments Group.

     (c)  Provision, Transfer and Delivery of HCS Records.  Each of SEB and IB
          -----------------------------------------------
shall (and shall cause each other member of its Group to) as soon as practicable after the Distribution Date transport (at HCS's expense) to HCS the Books and Records in its possession that relate primarily to the Health Care Systems Assets, the Health Care Systems Liabilities or the Health Care Systems Business or are necessary to operate the Health Care Systems Business (collectively, the "HCS Records"), except to the extent such items are already in the possession of any member of the Health Care Systems Group.

     Section 6.02.  Access to Books and Records. Unless otherwise contemplated
                    ---------------------------
by Section 6.06, from and after the Distribution Date, each of HCS, SEB and IB shall (and shall cause each other member of its Group to) afford to each other party and its authorized Representatives reasonable access and duplicating rights during normal business hours, subject to appropriate restrictions for classified, privileged or confidential information, to the personnel, properties, Books and Records and other data and information of such party and each other member of such party's Group created before the Distributions insofar as such access is reasonably required by the requesting party for the conduct of the requesting party's business (but not for competitive purposes).

     Section 6.03.  Confidentiality.
                    ---------------
     (a)  General Restriction on Disclosure.  From and after the Distribution
          ---------------------------------
Date, none of HCS, SEB and IB shall (or permit any other member of its Group to) use without the prior written consent of the applicable party and shall (and shall cause each other member of its Group to) hold, and shall cause its Representatives to (and those of any other member of its Group to) hold, in strict confidence, all information concerning each other party and the other members of each other party's Group in its possession, custody or control to the extent such information either:

          (i)  relates to the period up to the Distribution Date;

          (ii) relates to any Ancillary Agreement; or

          (iii) is obtained in the course of performing services for the other party pursuant to any Ancillary Agreement,

and shall not (and shall cause each other member of its Group not to) otherwise release or disclose such information to any other Person, except its Representatives (who shall be bound by this Section 6.03), without the prior written consent of the applicable party or parties, unless compelled by judicial or administrative process or, in the opinion of such party's counsel, required by Law and such party has used commercially reasonable efforts to consult with the applicable party or parties before such disclosure.

     (b)  Exceptions to Confidential Treatment. Notwithstanding paragraph (a),
          ------------------------------------
no party shall be prohibited from using or permitting the use of, or required to hold in confidence and not release or disclose, any information to the extent that (i) such information has been or is in the public domain through no fault of such party, (ii) such information was used or held for use in such party's business before the Distribution Date, (iii) such information is, after the Distribution Date, lawfully acquired from other sources by such party, (iv) this Agreement, any Ancillary Agreement or any other agreement entered into pursuant to this Agreement permits the use or disclosure of such information by such party, or (v) such information is necessary for such party to investigate, evaluate, defend or prosecute any claim or Action involving any other party to this Agreement.

     Section 6.04.  Witness Services.  From and after the Distribution Date,
                    ----------------
each of HCS, SEB and IB shall use its commercially reasonable efforts to make available to each other party, upon reasonable written request, the officers, directors, employees and agents of each member of its Group for consultation and/or as witnesses to the extent that (a) such Persons may reasonably be useful or required in connection with the prosecution or defense of any Action or the investigation of any claim which involves the interests of the requesting party or any member of its Group; and (b) there is no conflict in the Action or claim between the requesting party or any member of its respective Group and the party to which a request is made pursuant to this Section or any member of such party's Group. The employing party agrees that such consultant or witness shall be made available to the requesting party to the same extent that the employing party would have made such consultant or witness available if the Distributions had not occurred.

     Section 6.05.  Reimbursement; Other Matters. Except as otherwise
                    ----------------------------
contemplated by this Agreement (including circumstances in which indemnification is sought pursuant to Article VII) or by any Ancillary Agreement, a party providing Books and Records or access to information or consulting or witness services to any other party (or such party's Representatives) under this Article VI shall be entitled to receive from such other party, upon the presentation of invoices therefor reimbursement for all Costs (including the Costs of employees providing consulting and witness services in connection with litigation and Costs of employees providing information), as may be reasonably incurred in providing such Books and Records or access to information, consulting or witness services.

     Section 6.06.  Retention of Records.  Except when a longer period is
                    --------------------
required by Law or is expressly provided for in this Agreement, any Ancillary Agreement or the retention policy of Varian as of the date of this Agreement, each party shall (and shall cause the members of its Group to) retain, for a period of at least seven years after the Distribution Date, all material information (including all material Books and Records) relating to such Group and its operations before the Distribution Date. Notwithstanding the foregoing, when retention of information is no longer required by Law or expressly provided for in another Section of this Agreement or any Ancillary Agreement, any party may offer in writing to deliver to the other parties all or a portion of such information that relates to members of the offering party's Group and, if such offer is accepted in writing within 90 days after receipt thereof, the offering party shall promptly deliver such information (or copies thereof) to each accepting party (at the expense of the accepting party). If such offer is not so accepted, the offered information may be destroyed or otherwise disposed of by the offering party at any time after expiration of such 90-day period.

     Section 6.07.  Privileged Matters.
                    ------------------

     (a)  Privileged Information.  Each party shall (and shall cause the
          ----------------------
members of its Group to) use its reasonable efforts to maintain, preserve, protect and assert all privileges against disclosure (including the attorney-client privilege, the attorney work product privilege and the self-evaluation privilege) that apply to any Books and Records or other information of any member of any other Group relating to any period before the Distribution Date ("Privilege" or "Privileges"). Each party shall use its reasonable efforts not to waive (or permit any member of its Group to waive) any such Privilege that could be asserted under applicable Law without the prior written consent of the other party or parties having the right to assert or waive such Privilege pursuant to this Section. HCS shall be entitled in perpetuity to require the assertion, or to decide whether to consent to the waiver, of any and all Privileges which relate primarily to the Health Care Systems Business or to Health Care Systems Liabilities; SEB shall be entitled in perpetuity to require the assertion, or to decide whether to consent to the waiver, of all Privileges which relate primarily to the Semiconductor Equipment Business or to Semiconductor Equipment Liabilities; and IB shall be entitled in perpetuity to require the assertion, or to decide whether to consent to the waiver, of all Privileges which relate primarily to the Instruments Business or to Instruments Liabilities.

     (b)  Compelled Disclosure.  To the extent that a party is compelled by
          --------------------
judicial or administrative process to disclose any information under circumstances in which any Privilege would be available ("Privileged Information"), such party agrees to assert such Privilege in good faith before making such disclosure. Each party shall consult with each applicable party upon receipt by a party or any member of its Group of any subpoena, discovery or other request that calls for production or disclosure of Privileged Information, or if a party or any member of its Group obtains knowledge that any current or former employee of such party or any member of its Group has received any subpoena, discovery or other request which calls for the production or disclosure of Privileged Information, including regarding whether any Privilege is available. Each party shall cooperate with each applicable party and its counsel participating in any hearing or other proceeding in respect of such disclosure and assertion of Privilege. Nothing in this Section requires any party to subject itself to sanctions in connection with any compelled disclosure. Notwithstanding the foregoing, each party shall be permitted to disclose Privileged Information in any proceeding in which such party is in an adversarial position to any other party to this Agreement.

     (c)  No Waiver.  The parties understand and agree that the transfer of
          ---------
any Books and Records or other information between any members of the Health Care Systems Group, the Semiconductor Equipment Group or the Instruments Group shall be made in reliance on the agreements of Varian, SEB and IB, as set forth in Section 6.03 and this Section, to maintain the confidentiality of Privileged Information and to assert and maintain all applicable Privileges. The Books and Records being transferred pursuant to Section 6.01, the access to information being granted pursuant to Section 6.02, the agreement to provide witnesses and individuals pursuant to Section 6.04 and the transfer of Privileged Information to any party pursuant to this Agreement shall not be deemed a waiver of any Privilege that has been or may be asserted under this Section or otherwise. Nothing in this Agreement shall operate to reduce, minimize or condition the rights granted to each party in, or the obligations imposed upon each party by, this Section.

                                  ARTICLE VII
                                INDEMNIFICATION

     Section 7.01.  Survival of Agreements.  All covenants and agreements of the
                    ----------------------
parties contained in this Agreement and all covenants and agreements of the parties contained in the Ancillary Agreements shall survive the Distribution Date except as expressly provided herein and therein, and shall not be merged into any deeds or other transfer or closing instruments or documents, including the Conveyancing and Assumption Instruments.

     Section 7.02.  Taxes.  This Article VII shall not be applicable to any
                    -----
Indemnifiable Losses related to (a) Taxes, which shall be governed by the Tax Sharing Agreement, or (b) which are otherwise expressly provided for in the Ancillary Agreements.

     Section 7.03.  Indemnification by HCS.  Except as expressly provided in
                    ----------------------
this Agreement or any Ancillary Agreement, and subject to Sections 7.02 and 7.06, (a) HCS shall, to the fullest extent permitted by Law, indemnify, defend and hold harmless the SEB Indemnitees and the IB Indemnitees from and against any and all Indemnifiable Losses of the SEB Indemnitees and the IB Indemnitees, respectively, arising out of, relating to or resulting from either (i) the Health Care Systems Liabilities or (ii) the breach by HCS or Varian of any provision of this Agreement, or any Ancillary Agreement and (b) HCS shall bear the cost of and indemnify, defend and hold harmless the SEB Indemnitees and the IB Indemnitees from one-third of the Indemnifiable Losses, as incurred, arising out of, relating to or resulting from the Shared Liabilities; provided, however,
                                                              ------------------
that, except as otherwise provided in this Agreement or any Ancillary Agreement, in the case of an Indemnifiable Loss in respect of a Shared Liability arising out of, relating to or resulting from the management or conduct of the Health Care Systems Business and the Instruments Business or the Health Care Systems Business and the Semiconductor Equipment Business, HCS shall bear the cost of and indemnify, defend and hold harmless IB and SEB, respectively, from one-half of the Indemnifiable Losses, as incurred.

     Section 7.04.  Indemnification by SEB.  Except as expressly provided in
                    ----------------------
this Agreement or any Ancillary Agreement, and subject to Sections 7.02 and 7.06, (a) SEB shall, to the fullest extent permitted by Law, indemnify, defend and hold harmless the HCS Indemnitees and the IB Indemnitees from and against any and all Indemnifiable Losses of the HCS Indemnitees and the IB Indemnitees, respectively, arising out of, relating to or resulting from either (i) the Semiconductor Equipment Liabilities, or (ii) the breach by SEB of any provision of this Agreement or any Ancillary Agreement, and (b) SEB shall bear the cost of and indemnify, defend and hold harmless the HCS Indemnitees and the IB Indemnitees from one-third of the Indemnifiable Losses, as incurred, arising out of, relating to or resulting from the Shared Liabilities; provided, however,
                                                          ------------------
that, except as otherwise provided in this

Agreement or any Ancillary Agreement, in the case of an Indemnifiable Loss in respect of a Shared Liability arising out of, relating to or resulting from the management or conduct of the Semiconductor Equipment Business and the Instruments Business or the Semiconductor Equipment Business and the Health Care Systems Business, SEB shall bear the cost of and indemnify, defend and hold harmless IB and HCS, respectively, from one-half of the Indemnifiable Losses as incurred.

     Section 7.05.  Indemnification by IB.  Except as expressly provided in this
                    ---------------------
Agreement or any Ancillary Agreement, and subject to Sections 7.02 and 7.06, (a) IB shall, to the fullest extent permitted by Law, indemnify, defend and hold harmless the HCS Indemnitees and the SEB Indemnitees from and against any and all Indemnifiable Losses of the HCS Indemnitees and the SEB Indemnitees, respectively, arising out of, relating to or resulting from either (i) the Instruments Liabilities or (ii) the breach by IB of any provision of this Agreement or any Ancillary Agreement, and (b) IB shall bear the cost of and indemnify, defend and hold harmless the HCS Indemnitees and the SEB Indemnitees from one-third of the Indemnifiable Losses as incurred, arising out of, relating to or resulting from the Shared Liabilities; provided, however, that, except as
                                             ------------------
otherwise provided in this Agreement or any Ancillary Agreement, in the case of an Indemnifiable Loss in respect of a Shared Liability arising out of, relating to or resulting from the management or conduct of the Instruments Business and the Health Care Systems Business or the Instruments Business and the Semiconductor Equipment Business, IB shall bear the cost of and indemnify, defend and hold harmless HCS and SEB, respectively, from one-half of the Indemnifiable Losses, as incurred.

     Section 7.06.  Limitations on Indemnification Obligations.
                    ------------------------------------------

     (a)  Reductions for Insurance Proceeds and Other Recoveries.  The amount
          ------------------------------------------------------
that any party (an "Indemnifying Party") is or may be required to pay to any other Person (an "Indemnitee") pursuant to Section 7.03, 7.04 or 7.05, as applicable, shall be reduced (retroactively or prospectively) by any Insurance Proceeds or other amounts actually recovered from third parties by or on behalf of such Indemnitee in respect of the related Indemnifiable Loss. The existence of a claim by an Indemnitee for monies from an insurer or against a third party in respect of any Indemnifiable Loss shall not, however, delay any payment pursuant to the indemnification provisions contained herein and otherwise determined to be due and owing by an Indemnifying Party. Rather the Indemnifying Party shall make payment in full of the amount determined to be due and owing by it against an assignment by the Indemnitee to the Indemnifying Party of the entire claim of the Indemnitee for Insurance Proceeds or against such third party. Notwithstanding any other provisions of this Agreement, it is the intention of the parties that no insurer or any other third party shall be (i) entitled to a benefit it would not be entitled to receive in the absence of the foregoing indemnification provisions, or (ii) relieved of the responsibility to pay any claims for which it is obligated. If an Indemnitee has received the payment required by this Agreement from an Indemnifying Party in respect of any Indemnifiable Loss and later receives Insurance Proceeds or other amounts in respect of such Indemnifiable Loss, then such Indemnitee shall hold such Insurance Proceeds or other amounts in trust for the benefit of the Indemnifying Party (or Indemnifying Parties) and shall pay to the Indemnifying Party, as promptly as practicable after receipt, a sum equal to the amount of such Insurance Proceeds or other amounts received, up to the aggregate amount of any payments received from the Indemnifying Party pursuant to this Agreement in respect of such Indemnifiable Loss (or, if there is more than one Indemnifying Party, the Indemnitee shall pay each Indemnifying Party, its proportionate share (based on payments received from the Indemnifying Parties) of such Insurance Proceeds).

     (b)  Adjustments for Taxes.  The amount of any Indemnifiable Loss shall be
          ---------------------
appropriately adjusted so that the amount of such Indemnifiable Loss is (i) increased by the amount of all Income Taxes payable with respect to any payments received from the Indemnifying Party or Indemnifying Parties, and (ii) reduced by the amount of all Income Tax benefits from the incurrence or payment of any such Indemnifiable Loss by the Indemnitee, as determined pursuant to the next paragraph.

     In computing the amount of Income Taxes payable or Income Tax benefit, (i) in the absence of any change in treatment under the Code or applicable Tax Law, payments with respect to contingent Liabilities attributable to periods before the Distribution Date shall be treated for income tax purposes by the Indemnitee and the Indemnifying Parties (and if Varian is neither the Indemnitee nor the Indemnifying Party, by Varian) as distributions or capital contributions, as appropriate, occurring immediately before the Distributions on the Distribution Date, (ii) it shall be assumed that the highest marginal Tax rates in effect are applicable to the Indemnitee, and (iii) such determination shall be made without regard to whether any actual increase or decrease in Tax is realized by the Indemnitee.

     If, notwithstanding the manner in which indemnity payments are reported, there is an adjustment to the Tax Liability of a party as a result of its receipt of an indemnity payment pursuant to this Agreement, such payment shall be appropriately adjusted so that the amount of such payment, reduced by the amount of all Income Taxes payable with respect to the receipt thereof, shall equal the amount of the payment which the Indemnitee would otherwise be entitled to receive pursuant to this Agreement.

     (c)  Foreign Currency Adjustments.  In the event that any indemnification
          ----------------------------
payment required to be made hereunder shall be denominated in a currency other than U.S. Dollars, the amount of such payment shall be translated into U.S. Dollars using the foreign exchange rate for such currency determined as follows:

          (i) with respect to any Indemnifiable Loss arising from the payment by a financial institution under a guarantee, comfort letter, letter of credit, foreign exchange contract or similar instrument, the foreign exchange rate for such currency shall be determined as of the date on which such financial institution shall have been reimbursed;

          (ii) with respect to any Indemnifiable Loss covered by insurance, the foreign exchange rate for such currency shall be the foreign exchange rate employed by the insurer in settling such Indemnifiable Losses with the Indemnifying Party; and

          (iii) with respect to any Indemnifiable Loss not covered by either clause (i) or (ii) above, the foreign exchange rate for such currency shall be determined as of the date that notice of the claim with respect to such Indemnifiable Loss is given to the Indemnitee.

     Section 7.07.  Procedures for Indemnification.  Except as expressly
                    ------------------------------
provided in any Ancillary Agreement:

     (a)  Notice of Third Party Claims (Other than Shared Liabilities).  If a
          ------------------------------------------------------------
claim or demand is made against an Indemnitee by any Person who is not a party to this Agreement or a Subsidiary thereof (a "Third Party Claim") for which an Indemnifying Party may be liable under this Agreement other than with respect to a Shared Liability, such Indemnitee shall notify the Indemnifying Party in writing, and in reasonable detail, of the Third Party Claim promptly (and in any event within 30 business days) after receipt by such Indemnitee of written notice of the Third Party Claim; provided, however, that no delay by the
                                 --------  -------
Indemnitee in giving such notice shall affect the Indemnitee's right to indemnification hereunder except to the extent the Indemnifying Party is actually prejudiced by such delay (except that the Indemnifying Party shall not be liable for any expenses incurred during the period in which the Indemnitee failed to give such notice). Thereafter, the Indemnitee shall deliver to the Indemnifying Party, promptly (and in any event within ten business days) after the Indemnitee's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnitee relating to the Third Party Claim.

     (b)  Legal Defense of Third Party Claims.  If a Third Party Claim is made
          -----------------------------------
against an Indemnitee, the Indemnifying Party shall be entitled to participate in the defense thereof and, if it so chooses and acknowledges in writing its obligation to indemnify the Indemnitee for the Third Party Claim, to assume the defense thereof with counsel selected by the Indemnifying Party. Should the Indemnifying Party assume the defense of a Third Party Claim, the Indemnifying Party shall not be liable to the Indemnitee for legal or other expenses subsequently incurred by the Indemnitee in connection with the defense of such Third Party Claim. The Indemnifying Party shall be liable for the reasonable fees and expenses of counsel employed by the Indemnitee for any period during which the Indemnifying Party has failed to assume the defense of the Third Party Claim (other than the period during which the Indemnitee failed to give notice of the Third Party Claim). If the Indemnifying Party elects to assume the defense of any Third Party Claim, all of the Indemnitees shall cooperate with the Indemnifying Party in the defense or prosecution thereof.

     (c)  Third Party Claims (Shared Liabilities).  If a Third Party Claim in
          ---------------------------------------
respect of a Shared Liability is made against an Indemnitee, such Indemnitee shall notify the Indemnifying Parties in writing, and in reasonable detail, of the Third Party Claim promptly (and in any event within 30 business days) after receipt by such Indemnitee of written notice of the Third Party Claim; provided,
                                                                       --------
however, that no delay by the Indemnitee in giving such notice shall affect the
-------
Indemnitee's right to indemnification hereunder except to the extent an Indemnifying Party is actually prejudiced by such delay (except that the Indemnifying Party or Parties shall not be liable for any expenses incurred during the period in which the Indemnitee failed to give such notice). Thereafter, the Indemnitee shall deliver to the Indemnifying Party or Parties, promptly (and in any event within ten business days) after the

Indemnitee's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnitee relating to the Third Party Claim.

     The party designated on Schedule 1.01(a) or (b) to have management responsibility for the related Shared Liability (the "Managing Party") shall have management and administrative responsibility for the Third Party Claim (unless no party is so designated, in which case the Managing Party shall be as agreed among the affected parties). Such management and administrative responsibility shall entail the defense of such Third Party Claim, negotiation with claimants and potential claimants (subject to the limitations in the following paragraph) and other reasonably related activities. Unless the Managing Party is an Indemnifying Party that does not acknowledge in writing its obligations to indemnify the Indemnitee for the Third Party Claim to the extent contemplated by this Agreement, the Managing Party may assume the defense thereof with counsel selected by such Managing Party. If the Managing Party assumes the defense of the Third Party Claim, the legal or other expenses in respect of such Third Party Claim incurred by or on behalf of any Person other than such Managing Party shall not be Indemnifiable Losses for purposes of this Agreement, except for the reasonable fees and expenses of counsel employed by the Indemnitee for any period during which the Managing Party has failed to assume the defense of the Third Party Claim (other than the period during which the Indemnitee failed to give notice of the Third Party Claim). Each Indemnitee and each Indemnifying Party shall cooperate with any Managing Party and each other in the defense or prosecution of such Third Party Claim. All costs and expenses (including attorneys' fees and all out-of-pocket expenses, together with the Costs of the Managing Party (if the Managing Party assumes the defense of the Third Party Claim)) incurred in connection with a Third Party Claim in respect of a Shared Liability shall be included as a part of the Indemnifiable Losses.

     (d)  Notwithstanding Sections 7.07(b) and 7.07(c):

          (i) an Indemnifying Party (or the Managing Party, as applicable) shall not be entitled to assume the defense of any Third Party Claim (and shall be liable to the Indemnitee for the reasonable fees and expenses of counsel incurred by the Indemnitee in defending such Third Party Claim to the extent contemplated by this Agreement) if the Third Party Claim seeks an order, injunction or other equitable relief or relief for other than money damages against the Indemnitee which the Indemnitee reasonably determines, after conferring with its counsel, cannot be separated from any related claim for money damages and is materially prejudicial to the Indemnitee's business; provided, however, that if such equitable relief or other relief
               --------  -------
     portion of the Third Party Claim can be so separated from that for money damages, the Indemnifying Party (or the Managing Party, as applicable) shall be entitled, but not required, to assume the defense of the portion relating to money damages;

          (ii) an Indemnifying Party (or the Managing Party, as applicable) shall not be entitled to assume the defense of any Third Party Claim (and shall be liable to the Indemnitee for the reasonable fees and expenses of counsel incurred by the Indemnitee in defending such Third Party Claim to the extent contemplated by this Agreement) if, in the Indemnitee's reasonable judgment, a conflict of interest between such Indemnitee and any Indemnifying Party exists, in respect of such Third Party Claim; and

          (iii) if at any time after assuming the defense of a Third Party Claim an Indemnifying Party (or the Managing Party, as applicable) shall fail to assume or withdraws from the defense of such Third Party Claim, the Indemnitee may resume the defense thereof and the Indemnifying Party (or Indemnifying Parties as applicable) shall be liable for the reasonable fees and expenses of counsel incurred by the Indemnitee in such defense.

     (e)  Settlement of Third Party Claims.
          --------------------------------

          (i) No Indemnitee (or the Managing Party, as applicable) shall admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim or consent to the entry of any judgment without each Indemnifying Party's prior written consent; provided, however, that the
                                                 --------  -------
     Indemnitee shall have the right to settle, compromise or discharge such Third Party Claim or consent to the entry of any judgment without the prior written consent of the Indemnifying Party or Indemnifying Parties if (A) the Indemnitee releases each Indemnifying Party from its indemnification obligation hereunder with respect to such Third Party Claim and such settlement, compromise or discharge would not otherwise materially adversely affect the Indemnifying Party or Indemnifying Parties, or (B) the Indemnifying Party (or the

     Managing Party, as applicable) has failed to assume the defense of the Third Party Claim within 90 days after the receipt of notice thereof.

          (ii) No Indemnifying Party (or Managing Party, as applicable) shall settle, compromise or discharge any Third Party Claim or consent to any judgment without each Indemnitee's prior written consent unless (A) an unconditional term of such settlement, compromise or discharge thereof is delivery by the claimant or the plaintiff to the Indemnitee of a written release of all Liability in respect of such Third Party Claims, (B) the Indemnifying Party pays the full amount of the Liability in connection with such Third Party Claim, and (C) such settlement, compromise or discharge would not otherwise materially adversely affect the Indemnitee.

     (f)  Other Claims.  Any claim for an Indemnifiable Loss which does not
          ------------
result from a Third Party Claim shall be asserted by the Indemnitee by written notice and in reasonable detail to the applicable Indemnifying Party. The Indemnifying Party shall have 90 days from the date that it receives written notice during which to notify the Indemnitee in writing of its good faith objections, if any, to the Indemnitee's notice of claims for indemnification describing in reasonable detail each of the Indemnifying Party's objections thereto. If the Indemnifying Party does not deliver a written notice of objection within such 90-day period, the Indemnifying Party shall be deemed not have any objections to such notice or such claim. If the Indemnifying Party does deliver such written notice of objection within such 90-day period, the Indemnifying Party and the Indemnitee shall attempt in good faith to resolve any such dispute within 90 days of receipt by the Indemnitee of such written notice of objection. If the Indemnifying Party and the Indemnitee are unable to resolve any such dispute within such 90-day period, such dispute shall be submitted to the Separation Committee in accordance with the procedures set forth in Article IX.

     Section 7.08.  Indemnification Payments.  Indemnification required by this
                    ------------------------
Article VII shall be made by quarterly payments of the amount thereof (other than individual amounts of $100,000 or more, which shall be paid within ten business days) during the course of the investigation or defense; provided,
                                                                  --------
however, that if the applicable Indemnitee is a Subsidiary of a party that is
-------
organized under a jurisdiction not in the United States, the payments shall, in lieu thereof, be made to HCS, IB or SEB, as applicable.

     Section 7.09.  Certain Legal Proceedings.
                    -------------------------

     (a)  IB Third Party Claims.  On the Distribution Date, IB shall assume
          ---------------------
(or shall cause one of its Subsidiaries to assume) (i) the prosecution of all claims which are Instruments Assets and are pending on the Distribution Date, and (ii) control of the defense against all Third Party Claims which are Instruments Liabilities and are pending on the Distribution Date, including, in each case, those set forth on Schedule 7.09(a).

     (b)  SEB Third Party Claims.  On the Distribution Date, SEB shall assume
          ----------------------
(or shall cause one of its Subsidiaries to assume) (i) the prosecution of all claims which are Semiconductor Equipment Assets and are pending on the Distribution Date and (ii) control of the defense against all Third Party Claims which are Semiconductor Equipment Liabilities and are pending on the Distribution Date, including, in each case, those set forth on Schedule 7.09(b).

     (c)  HCS Third Party Claims.  HCS (or its Subsidiaries) shall retain (i)
          ----------------------
the prosecution of all claims which are Health Care Systems Assets and are pending on the Distribution Date, and (ii) control of the defense against all Third Party Claims which are Health Care Systems Liabilities and are pending on the Distribution Date, including, in each case, those set forth on Schedule 7.09(c).

     (d)  Shared Assets/Shared Liabilities.  The Managing Party shall assume or
          --------------------------------
retain the (i) prosecution of all claims that are Shared Assets and are pending on the Distribution Date and (ii) control of the defense against all Third Party Claims which are Shared Liabilities and are pending on the Distribution Date, including, in each case, those set forth on Schedule 7.09(d).

     Section 7.10.  Survival of Indemnities.  The obligations of HCS, SEB and IB
                    -----------------------
under this Article VII shall survive the sale or other transfer by any of them of any Assets or businesses or the assignment by any of them of any Liabilities with respect to any Indemnifiable Loss of any Indemnitee related to such Assets, businesses or Liabilities.

     Section 7.11.  Contribution.  To the extent that indemnification provided
                    ------------
for under Section 7.03, 7.04 or 7.05 is unavailable to hold harmless an Indemnitee in respect of any Indemnifiable Loss, then the Indemnifying Party under such Section, in lieu of indemnifying such Indemnitee, shall contribute to the amount paid or payable by such Indemnitee as a result of such Indemnifiable Loss in such proportion as is appropriate to reflect the relative fault (to be determined through the procedures provided for in Article IX) of the Indemnifying Party on the one hand and of the Indemnitee on the other hand in connection with the action, inaction, statements or omissions that resulted in such Indemnifiable Loss as well as any other relevant equitable considerations.

     Section 7.12.  Exclusive Mechanism; Waiver of Jury Trial. Each of IB, SEB
                    -----------------------------------------
and HCS, on behalf of itself and each member of its Group, agrees that the procedures set forth in this Article VII, together with Article IX, shall be the sole and exclusive mechanism for the resolution of any dispute, controversy or claim relating to any of the matters set forth in Sections 7.03, 7.04 and 7.05. Each of IB, SEB and HCS, on behalf of itself and each member of its Group, irrevocably waives any right to any trial by jury with respect to any dispute, controversy or claim arising out of, relating to or resulting from this Agreement or any Ancillary Agreement.

     Section 7.13.  Failure to Satisfy Indemnification Obligation.  In the
                    ---------------------------------------------
event that (a) it is finally determined that an Indemnifying Party is liable to an Indemnitee hereunder in respect of an Indemnifiable Loss, and (b) a court of competent jurisdiction prohibits such Indemnifying Party from satisfying all or a part of its obligations to the Indemnitee hereunder(for indemnification or contribution) in respect of such Indemnifiable Loss, then the amount of the Indemnifiable Loss that is not satisfied shall be treated as a Shared Liability of the parties to this Agreement other than the Indemnifying Party, with each such other party bearing one-half of such amount.

     Section 7.14.  Treatment of Shared Assets.
                    --------------------------

     (a)  Prosecution of Claims.  The Managing Party in respect of a Shared
          ---------------------
Asset, or such other party as the parties hereto shall agree (or if they cannot agree, HCS) shall have sole and exclusive authority to commence, prosecute, settle, manage, control, conduct, waive, forego, release, discharge, forgive and otherwise determine all matters whatsoever with respect to any Shared Asset.

     (b)  Disposition of Benefit.  Any benefit that may be received from a
          ----------------------
Shared Asset shall be shared, one-third each, among HCS, IB and SEB, except to the extent that the benefit relates to a Shared Asset received in respect of a Shared Liability, the indemnification obligations for which are borne by only two of the parties pursuant to Sections 7.03, 7.04 or 7.05, in which event such benefit shall be shared, one-half each, by the parties bearing the indemnification obligation.

     (c)  Shared Asset Payments.  The amount of any benefit from a Shared Asset
          ---------------------
shall be payable by the party receiving the benefit (net of the Costs incurred in collecting such benefit, if the party is not otherwise indemnified with respect to such Costs under other provisions of this Article VII) to the other parties quarterly (other than individual amounts of $100,000 or more, which shall be paid within ten business days) as such benefits are received.

     (d)  Adjustment for Taxes.  The amount of benefits determined pursuant to
          --------------------
this Section 7.14 shall be appropriately adjusted to take into account Income Taxes in a manner consistent with Section 7.06(b).

                                 ARTICLE VIII
                                   INSURANCE

     Section 8.01.  Policies and Rights Included within Assets.
                    ------------------------------------------

     (a)  New and Existing Insurance.  As of the Effective Time, each of the
          --------------------------
Groups shall be responsible for arranging separate Policies with respect to Actions and Liabilities arising after the Effective Time with respect to such Group and its business. As of the Effective Time, all prepaid and unused premiums, and all refunds received thereafter with respect to each Company Policy that inured to the benefit of more than one Group before the Effective Time, except as provided in Section 8.04, shall be distributed or retained one-third each to HCS, IB and SEB (or one-half each to the affected parties if only two parties were insured under the applicable Company Policy). To the extent any party receives any such refund, the party receiving the refund shall promptly transfer to the other parties the portion of such refund to which each such other party is entitled.

     (b)  IB's Insurance.  Without limiting the generality of the definition of
          --------------
the Instruments Assets set forth in Section 1.01 or the effect of Section 2.02, the Instruments Assets shall include any and all rights of an insured party or an additional named insured party under the Company Policies and all predecessor Policies thereto for Actions or Liabilities arising before the Effective Time, including rights of indemnity and the right to be defended by or at the expense of the insurer, with respect to all Actions or Liabilities incurred or claimed to have been incurred before the Distribution Date by any party in connection with the Instruments Assets or the conduct of the Instruments Business or, to the extent any claim is made against IB or any IB Subsidiary, the conduct of the Health Care Systems Business or the Semiconductor Equipment Business (a "IB Claim"); provided, however, that nothing in this paragraph (b) shall be deemed
         --------  -------
to constitute (or to reflect) an assignment of such Company Policies, or any of them, to IB. Except for Insurance Proceeds paid to or on behalf of any member of the Health Care Systems Group or the Semiconductor Equipment Group at the direction of IB in satisfaction of a claim that would otherwise be subject to indemnification by IB under Article VII, IB shall be entitled to receive from Varian any Insurance Proceeds with respect to any IB Claims under the Company Policies, including reimbursement for Instruments Liabilities.

     (c)  SEB's Insurance.  Without limiting the generality of the definition
          ---------------
of the Semiconductor Equipment Assets set forth in Section 1.01 or the effect of
Section 2.02, the Semiconductor Equipment Assets shall include any and all rights of an insured party or an additional named insured party under the Company Policies and all predecessor Policies thereto for Actions or Liabilities arising before the Effective Time, including rights of indemnity and the right to be defended by or at the expense of the insurer, with respect to all Actions or Liabilities incurred or claimed to have been incurred before the Distribution Date by any party in connection with the Semiconductor Equipment Assets or the conduct of the Semiconductor Equipment Business or, to the extent any claim is made against SEB or any SEB Subsidiary, the conduct of the Instruments Business or the Health Care Systems Business, (an "SEB Claim"); provided, however, that
                                                       --------  -------
nothing in this paragraph (c) shall be deemed to constitute (or to reflect) an assignment of such Company Policies, or any of them, to SEB. Except for Insurance Proceeds paid to or on behalf of any member of the Instruments Group or the Health Care Systems Group at the direction of SEB in satisfaction of a claim that would otherwise be subject to indemnification by SEB under Article VII, SEB shall be entitled to receive from Varian any Insurance Proceeds with respect to any SEB Claims under the Company Policies, including reimbursement for Semiconductor Equipment Liabilities.

     (d)  HCS's Insurance.  Without limiting the generality of the definition
          ---------------
of the Health Care Systems Assets set forth in Section 1.01, the Health Care Systems Assets shall include any and all rights of an insured party or an additional named insured party under the Company Policies and all predecessor Policies thereto including rights of indemnity and the right to be defended by or at the expense of the insurer, other than the rights that are included in the Instruments Assets or the Semiconductor Equipment Assets.

     Section 8.02.  Claims.
                    ------

     (a)  Assignment of Rights to the Instruments Group.
          ---------------------------------------------

          (i) The parties agree that as of the Effective Time, Varian shall be deemed (A) to have assigned to the Instruments Group, all the other Groups' rights, if any, as an insured party or an additional named insured party including rights of indemnity and the right to be defended by or at the expense of the insurer, under all of the Company Policies with respect to such IB Claims as are pending on the Distribution Date, and (B) to the extent necessary to provide the Instruments Group all the benefit of such insurance with respect to IB Claims, to designate IB, without need of further documentation, as the agent and attorney-in-fact to assert and to collect any Insurance Proceeds under such Company Policies; provided,
                                                                 --------
     however, that nothing in this Section 8.02(a) shall be deemed to constitute
     -------
     or reflect the assignment of any of the Company Policies to the Instruments Group. If, after the Distribution Date, the Instruments Group shall be entitled to payment or reimbursement with respect to an IB Claim or any Person shall assert an IB Claim, then HCS shall at the time such IB Claim arises or is asserted be deemed (A) to assign, without need of further documentation, to the Instruments Group all of the Health Care Systems Group's rights, if any, as an insured party or an additional named insured party, including right of indemnity and the right to be defended by or at the expense of the insurer, under the applicable Company Policy with respect to such IB Claim and (B) to the extent necessary to provide the Instruments Group with the benefit of such insurance with respect to IB Claims, to designate IB, without need of further documentation, as the agent and attorney-in-fact to assert and to collect any Insurance Proceeds under such Company Policies; provided, however, that nothing in this
                                  --------  -------
     Section 8.02(a) shall be deemed to constitute or reflect the assignment of any of the Company Policies to the Instruments Group. In the event an insurer refuses to honor such agency or to pay such Insurance Proceeds to the Instruments Group, HCS shall use all reasonable efforts to collect such Insurance Proceeds and forward them to IB.

          (ii) In the event of payment of an IB Claim by the Instruments Group after the Distribution Date, IB, or the applicable member of the Instruments Group shall be subrogated to and stand in the place of HCS or the applicable member of any other Group as to any rights, events or circumstances in respect of which IB or the applicable member of the Instruments Group may have any right or claim under this Agreement or otherwise against any such insurer relating to such IB Claim. The parties shall cooperate with the Instruments Group in a reasonable manner in prosecuting any subrogated right or claim.

     (b)  Assignment of Rights to the Semiconductor Equipment Group.
          ---------------------------------------------------------

          (i) The parties agree that as of the Effective Time, Varian shall be deemed (A) to have assigned to the Semiconductor Equipment Group, all the other Groups' rights, if any, as an insured party or an additional named insured party including rights of indemnity and the right to be defended by or at the expense of the insurer, under all of the Company Policies with respect to such SEB Claims as are pending on the Distribution Date, and (B) to the extent necessary to provide the Semiconductor Equipment Group all the benefit of such insurance with respect to SEB Claims, to designate SEB, without need of further documentation, as the agent and attorney-in-fact to assert and to collect any Insurance Proceeds under such Company Policies; provided, however, that nothing in this Section 8.02(b) shall be deemed to
     --------  -------
     constitute or reflect the assignment of any of the Company Policies to the Semiconductor Equipment Group. If, after the Distribution Date, the Semiconductor Equipment Group shall be entitled to payment or reimbursement with respect to a SEB Claim or any Person shall assert a SEB Claim, then HCS shall at the time such SEB Claim arises or is asserted be deemed (A) to assign, without need of further documentation, to the Semiconductor Equipment Group all of the Health Care Systems Group's rights, if any, as an insured party or an additional named insured party, including right of indemnity and the right to be defended by or at the expense of the insurer, under the applicable Company Policy with respect to such SEB Claim and (B) to the extent necessary to provide the Semiconductor Equipment Group with the benefit of such insurance with respect to SEB Claims, to designate SEB, without need of further documentation, as the agent and attorney-in-fact to assert and to collect any Insurance Proceeds under such Company Policies; provided, however, that nothing in this Section 8.02(b) shall be deemed to
     --------  -------
     constitute or reflect the assignment of any of the Company Policies to the Semiconductor Equipment Group. In the event an insurer refuses to honor such agency or to pay such Insurance Proceeds to the Semiconductor Equipment Group, HCS shall use all reasonable efforts to collect such Insurance Proceeds and forward them to SEB.

          (ii) In the event of payment of a SEB Claim by the Semiconductor Equipment Group after the Distribution Date, SEB, or the applicable member of the Semiconductor Equipment Group shall be subrogated to and stand in the place of HCS or the applicable member of any other Group as to any rights, events or circumstances in respect of which SEB or the applicable member of the Semiconductor Equipment Group may have any right or claim under this Agreement or otherwise against any such insurer relating to such SEB Claim. The parties shall cooperate with the Semiconductor Equipment Group in a reasonable manner in prosecuting any subrogated right or claim.

     Section 8.03.  Administration; Other Matters.  Consistent with the
                    -----------------------------
provisions of Article VII, after the Distribution Date,

     (a)  HCS's Responsibilities.  HCS shall be responsible for (i) Insurance
          ----------------------
Administration of the Company Policies, and (ii) Claims Administration with respect to any Health Care Systems Liabilities, any Health Care Systems Assets or any claims as to which the Health Care Systems Group has retained rights of reimbursement or subrogation under this Agreement or any Ancillary Agreement. It is understood that the retention of the Company Policies by HCS is in no way intended to limit, inhibit or preclude any right to insurance coverage for any Insured Claim or any other rights under the Company Policies.

     (b)  IB's Responsibilities.  IB shall be responsible for Claims
          ---------------------
Administration with respect to any Instruments Liabilities, Instruments Assets or any claims as to which the Instruments Group has rights of reimbursement or subrogation under this Agreement or any Ancillary Agreement.

     (c)  SEB's Responsibilities.  SEB shall be responsible for Claims
          ----------------------
Administration with respect to any Semiconductor Equipment Liabilities, Semiconductor Equipment Assets or any claims as to which the Semiconductor Equipment Group has rights of reimbursement or subrogation under this Agreement or any Ancillary Agreement.

     (d)  The Managing Party's Responsibilities.  The Managing Party shall be
          -------------------------------------
responsible for Claims Administration with respect to Insured Claims for Shared Liabilities.

     (e)  Notice.  In the event that HCS, SEB or IB makes an Insured Claim
          ------
under a Company Policy, such party shall deliver notice to the other parties of such Insured Claim and shall keep the other parties periodically updated as to the status of such Insured Claim.

     Section 8.04.  Retrospectively Calculated Insurance Premiums. Each party
                    ---------------------------------------------
shall pay or receive its share of retrospectively calculated additional or return premiums or assessments, policy dividends or audited exposures after the Distribution Date for coverage under the Company Policies with respect to their respective Liabilities which are Insured Claims under the Company Policies. Such shares shall be determined consistent with losses incurred or audited exposure with respect to the Assets or businesses of the parties for that specific line of insurance coverage, as determined in an independent underwriting analysis. Each party shall have the right, but not the obligation, to pay any additional premiums under the Company Policies with respect to the other parties' Liabilities which are Insured Claims under the Company Policies to the extent that one or more other parties does not pay such premium, in which event the non-paying party or parties shall promptly reimburse the payor for any premiums paid by the payor with respect to such non-paying party's Liabilities.

     Section 8.05.  Allocation of Insurance Proceeds; Cooperation.
                    ---------------------------------------------

     (a)  Allocation of Insurance Proceeds.  Except as otherwise provided in
          --------------------------------
Section 8.01, Insurance Proceeds received with respect to claims, costs and expenses under the Company Policies shall be paid to HCS with respect to Health Care Systems Liabilities that are Insured Claims, to IB with respect to Instruments Liabilities that are Insured Claims and to SEB with respect to Semiconductor Equipment Liabilities that are Insured Claims. Payment of the allocable portions of indemnity costs of Insurance Proceeds resulting from the Company Policies shall be made to the appropriate party upon receipt from the insurer. Insurance Proceeds received with respect to Shared Liabilities shall be paid to the party or other Person bearing the Liability that represents the Insured Claim.

     (b)  Maximization of Coverage.  Each party agrees to use commercially
          ------------------------
reasonable efforts to maximize available coverage under the Company Policies for all Insured Claims whether or not such party is the expected beneficiary of Insurance Proceeds under such Company Policies in respect of such Insured Claims. As part of such efforts to maximize insurance coverage, each party agrees to take all commercially reasonable actions to recover such amounts as are or might be due from all other responsible parties in respect of an Insured Claim, including Insured Claims as to which coverage limits under the Company Policies would be or would have been exceeded as a result of such Insured Claim and whether or not such party is expected to benefit directly from such effort and to engage in reasonable settlement negotiations and consider reasonable offers of settlement or compromise with respect to any Liabilities that represent Insured Claims. Each party further agrees to name each other party to this Agreement as an additional insured (up to a maximum of $10,000,000) under each liability Policy maintained by such Party during the three-year period commencing on the Distribution Date for claims under Article VII of this Agreement.

     (c)  Multiple Claims.  Where Health Care Systems Liabilities and/or
          ---------------
Instruments Liabilities and/or Semiconductor Equipment Liabilities, as applicable, are covered under the same Company Policies for periods before the Distribution Date, or covering claims made after the Distribution Date with respect to an event or an occurrence before the Distribution Date, then the Health Care Systems Group, the Instruments Group and the Semiconductor Equipment Group, as applicable, may claim coverage for Insured Claims under such Company Policies to the extent of liability or other coverage of such Company Policies. Each party may receive Insurance Proceeds in respect of its Insured Claims as and when payable under the terms of the applicable Company Policies without regard to whether the Insured Claim covers Health Care Systems Liabilities, Instruments Liabilities or Semiconductor Equipment Liabilities; provided,
                                                                --------
however, that before receiving payment under a Company Policy, the party making
-------
the claim shall be required to have retained a portion of the Liability underlying such Insured Claim equal to the amount of the self insurance retention or deductible. In the event that the aggregate limits on any

Company Policy is exceeded by the aggregate of paid Insured Claims, no Group shall be entitled to reimbursement from another Group.

     Section 8.06.  Reimbursement of Expenses.  Each of IB or SEB shall
                    -------------------------
reimburse the applicable insurer (or any applicable third-party administrator) to the extent required under any Company Policy (or service agreement) for any services performed after the Distribution Date with respect to any and all IB Claims or SEB Claims, respectively, which are paid, settled, adjusted, defended and/or otherwise handled by such insurer or third-party administrator under the terms and conditions of such Company Policy (or any service agreement with any such third-party administrator).

     Section 8.07.  Insurer Insolvency or Coverage Controversy. None of IB,
                    ------------------------------------------
HCS and SEB shall be liable to one another for claims not reimbursed by insurers for any reason, including co-insurance provisions, deductibles, adequacy of limits, self-insurance retentions, bankruptcy or insolvency of any insurer, any coverage disputes, any failure to timely claim or any defect in such claim or its processing or exhaustion of Company Policy aggregates.

     Section 8.08.  Agreement for Waiver of Conflict and Shared Defense.  In the
                    ---------------------------------------------------
event that Insured Claims of more than one of the parties exist relating to the same occurrence, the applicable parties shall jointly defend and waive any conflict of interest necessary to the conduct of the joint defense. Nothing in this Section 8.08 shall be construed to limit or otherwise alter in any way the obligations of the parties to this Agreement, including those created by this Agreement, by operation of Law or otherwise.

     Section 8.09.  Direct Responsibility for Claims; Additional Insurance; No
                    ----------------------------------------------------------
Modifications.
-------------

     (a)  Notification to Insurers.  Varian agrees to use commercially
          ------------------------
reasonable efforts to notify all known liability insurers under the Company Policies of the Distributions and to seek an endorsement by such insurers that the coverage provided by such Company Policies will apply to the Health Care Systems Group, the Instruments Group and the Semiconductor Equipment Group, as organized and existing on the Distribution Date, with the same force and effect and subject to the same terms, conditions and exclusions as if the separation of Varian and the Distributions had not occurred (it being understood that Varian shall be under no obligation to pay any amounts or otherwise incur any Liabilities in connection therewith). In the event such endorsement is refused, Varian agrees to use commercially reasonable efforts to place the Instruments Group and the Semiconductor Equipment Group in the same position as each would have been had such endorsement been agreed upon by such insurers (it being understood that Varian shall be under no obligation to pay any amounts or otherwise incur any Liabilities in connection therewith). Each of HCS, IB and SEB shall have the right to use commercially reasonable efforts to negotiate agreements with any and all insurers or third party administrators for the assumption of direct responsibility for any and all Liabilities related to it under any Company Policies, and Varian shall provide commercially reasonable assistance in this effort.

     (b)  Post-Distribution Date Actions.  After the Distribution Date, none
          ------------------------------
of HCS, IB or SEB or any member of their respective Groups shall, without the prior written consent of the other parties, provide any insurer with a release, or amend, modify or waive any rights under any Policy or agreement, if such release, amendment, modification or waiver would adversely affect any rights or potential rights to coverage of any member of the other Groups thereunder; provided, however, that, except as expressly provided in this Agreement, the
--------  -------
foregoing shall not (i) preclude any member of any Group from presenting any claim or, subject to Section 8.05, from exhausting any Policy limit, (ii) require any member of any Group to pay any premium or other amount or to incur any Liability, or (iii) require any member of any Group to renew, extend or continue any Policy in force. Each of HCS, IB and SEB shall share such information as is reasonably necessary in order to permit the others to manage and conduct its insurance matters in an orderly fashion.

     (c)  Additional Insurance.  Nothing in this Agreement shall be deemed to
          --------------------
restrict any member of the Instruments Group or the Semiconductor Equipment Group from acquiring, at its own expense, any other insurance policy in respect of any Liabilities or covering any period to the extent such insurance policy does not contravene or abrogate any rights of any member of the other Groups under any of the Company Policies or increase (or potentially increase) premiums thereunder, whether prospectively or retroactively.

                                  ARTICLE IX
                               DISPUTE RESOLUTION

     Section 9.01.  Separation Committee.
                    --------------------

     (a)  Composition and Responsibility of Committee.  As of the Effective
          -------------------------------------------
Time, HCS, IB and SEB shall form a committee (the "Separation Committee") comprised of one representative designated from time-to-time by the chief executive officer of each of the parties. Except as otherwise expressly provided in this Agreement, until the tenth anniversary of the Effective Time, the Separation Committee shall be responsible for resolving any and all controversies, disputes or claims arising out of, relating to, in connection with or resulting from this Agreement or any Ancillary Agreement (or any amendment hereto or thereto or any transaction contemplated hereby or thereby), including as to its existence, interpretation, performance, non-performance, validity, breach or termination, including any claim based on contract, tort, statute or constitution and any claim raising questions of law, whether arising before or after termination of this Agreement or any of the Ancillary Agreements, including any dispute as to (i) whether any Action or other Liability is an Instruments Liability, a Health Care Systems Liability, a Semiconductor Equipment Liability or a Shared Liability, (ii) whether any Asset is a Instruments Asset, a Health Care Systems Asset, a Semiconductor Equipment Asset or a Shared Asset, (iii) the interpretation of any provision of this Agreement or any Ancillary Agreement, and (iv) such other matters as are contemplated by this Agreement or any Ancillary Agreement to be resolved by the Separation Committee (collectively, "Agreement Disputes").

     (b)  Resolution Procedures.  In the event of an Agreement Dispute, each
          ---------------------
of the parties shall have the right to refer such Agreement Dispute in writing to the Separation Committee (or, if the Agreement Dispute involves only two of the parties, to the representatives of the affected parties that are members thereof) for resolution. The Separation Committee (or such members) shall seek to render a unanimous written decision with respect to any Agreement Dispute within 60 days after receipt of the referral. The decision of the Separation Committee (or such members) with respect to any Agreement Dispute shall be binding on the affected parties, the members of their respective Groups and their respective successors and assigns. In the event that the Separation Committee (or such members) is unable to reach a unanimous written decision as to any Agreement Dispute within 60 days after receipt of the referral, any of the affected parties shall have the right to submit such Agreement Dispute to arbitration in accordance with the procedures described in Section 9.02. The parties shall each bear their own expenses and costs in connection with the procedures described in this Section 9.01.

     Section 9.02.  Binding Arbitration.
                    -------------------

     (a)  Submission of Agreement Disputes.  Until 60 days after the tenth
          --------------------------------
anniversary of the Effective Time, the resolution of any and all such Agreement Disputes not resolved in accordance with Section 9.01 shall be exclusively governed, settled and resolved in accordance with the mandatory binding arbitration provided for in this Section 9.02.

     (b)  Commencement of Arbitration.  Any affected party may commence
          ---------------------------
arbitration proceedings by delivering a written notice to the other party or parties, describing in reasonable detail the Agreement Dispute to the other(s), and expressly requesting arbitration (an "Arbitration Demand Notice") and by filing with the American Arbitration Association ("AAA") a claim. Any such arbitration shall be final, conclusive and binding on the parties, the members of their respective Groups and their respective successors and assigns.

     (c)  Selection of Panel.  The arbitration shall be conducted in Palo Alto,
          ------------------
California by three arbitrators acting by majority vote (the "Panel"). The parties involved in the arbitration shall jointly select the three arbitrators from a list provided by AAA. If the parties are unable to agree as to the Panel within 30 days after delivery of the Arbitration Demand Notice, the arbitrators shall be appointed by the AAA pursuant to the commercial arbitration rules of the American Arbitration Association, as amended from time to time (the "AAA Rules"). If an arbitrator so selected or appointed becomes unable to serve, his or her successor shall be similarly selected or appointed. Notwithstanding the foregoing, if the affected parties agree, the Panel may consist of one arbitrator jointly selected by the affected parties. The Panel shall be the sole judge of the existence and extent of its jurisdiction.

     (d)  Arbitration Procedures.  The arbitration shall be conducted under the
          ----------------------
AAA Rules.

     (e)  Conduct of Hearing.  All hearings shall be conducted on an expedited
          ------------------
schedule and all proceedings shall be confidential. Any affected party may at its expense make a stenographic record thereof, which shall then be shared with the other affected parties which so request a copy (which parties shall then share equally in the expense) and which shall be given to the Panel as the official record of the proceedings. Hearings with respect to an Agreement Dispute shall begin not later than 120 days after selection or appointment of the Panel and shall not be more than 30 days in length. The Panel shall be required to issue a final award within 30 days of the conclusion of the hearings. The award shall be in writing and shall specify the factual and legal basis for the award. The Panel shall apportion all costs and expenses of arbitration, including the Panel's fees and expenses, fees and expenses of experts and reasonable attorneys' fees, among the affected parties as the Panel deems fair and reasonable. The parties agree that money damages may be inadequate and that any party shall be entitled to seek, and that the Panel shall be empowered to enter, equitable and injunctive relief, including preliminary and temporary injunctive relief, in addition to any other appropriate relief or remedy. The parties consent to the jurisdiction of the Panel to award such relief and to the binding nature of any such relief award by the Panel. Any arbitration award shall be binding and enforceable against the affected parties and each member of their respective Groups and judgment may be entered thereon in any court of competent jurisdiction.

     (f)  Limitation on Damages.  In no event may the Panel award exemplary,
          ---------------------
special or punitive damages or lost profits, except to the extent that exemplary, special or punitive damages or lost profits are actually paid by a party or a member of a party's Group to a third party.

     Section 9.03.  Disputes Regarding Closing Balance Sheets; Payments.
                    ---------------------------------------------------
Notwithstanding Sections 9.01 and 9.02, the following shall govern disputes with respect to the IB Closing Balance Sheet, the HCS Closing Balance Sheet and SEB Closing Balance Sheet.

     (a)  Disputes Regarding Closing Balance Sheets.  Unless (i) in the case
          -----------------------------------------
of the IB Closing Balance Sheet, IB delivers written notice to HCS and SEB on or before the 60th day after its receipt of the IB Closing Balance Sheet that it disputes the value of any item set forth on the IB Closing Balance Sheet (a "IB Dispute"), or (ii) in the case of the SEB Closing Balance Sheet, SEB delivers written notice to HCS and IB on or before the 60th day after its receipt of the SEB Closing Balance Sheet that it disputes the value of any item set forth on the SEB Closing Balance Sheet (a "SEB Dispute"), or (iii) in the case of the HCS Closing Balance Sheet, HCS delivers a written notice to IB and SEB on or before the 60th day after its receipt of the HCS Balance Sheet that it disputes the value of any item set forth on the HCS Closing Balance Sheet (a "HCS Dispute"), then the parties shall be deemed to have accepted and agreed to the IB Closing Balance Sheet, the HCS Closing Balance Sheet or the SEB Closing Balance Sheet, as applicable, in the form in which it was delivered to it by the Auditors. If such a notice of a dispute is given by a party (the "Disputing Party") within such 60-day period, then the parties shall, within 30 days after the giving of any such notice, attempt to resolve the IB Dispute, HCS Dispute or SEB Dispute, as the case may be, and agree in writing upon the final content of the affected Closing Balance Sheet. Notwithstanding the foregoing, the values assigned to each Asset and Liability on the IB Closing Balance Sheet, the HCS Closing Balance Sheet and the SEB Closing Balance Sheet will be conclusively presumed to be correct, and no party shall have the right to dispute the value of any item if the values assigned to such Assets and Liabilities are the same as the values recorded on Varian's balance sheet immediately prior to the Effective Time.

     (b) If the parties are unable to resolve any IB Dispute, HCS Dispute or SEB Dispute, as the case may be, within such 30-day period, then a mutually acceptable independent accounting firm (the "Independent Auditors") shall be employed as arbitrator hereunder to settle such IB Dispute, HCS Dispute and/or SEB Dispute, as the case may be, as soon as practicable. In resolving such IB Dispute, HCS Dispute or SEB Dispute, the Independent Auditors shall (i) be granted access to all documents and facilities necessary to perform its function as arbitrator; (ii) permit each party and its representatives to make written and oral presentations to the Independent Auditors; (iii) resolve such IB Dispute, HCS Dispute and/or SEB Dispute by following relevant internal accounting methods and policies consistently applied, to the extent such methods and policies are not inconsistent with GAAP or any term of this Agreement; (iv) make a final decision regarding such IB Dispute, HCS Dispute and/or SEB Dispute within such period of time mutually agreed upon by the relevant parties and specified at the time of appointment of the Independent Auditors; and (v) issue a written statement explaining the basis for its final decision. The determination of the Independent Auditors with respect to any IB Dispute, HCS Dispute and/or SEB Dispute, as the case may be, shall be final and binding on the applicable parties. Each affected party shall pay its proportionate share of the fees and expenses of the Independent Auditors for such services. HCS and the Disputing Party (or Disputing Parties) each agree to execute, if requested by the Independent Auditors, a reasonable engagement letter. The term "IB Adjusted Closing Balance Sheet" as used herein shall mean the definitive IB Closing Balance Sheet agreed to by the parties or, as the case may be, the definitive IB Closing Balance Sheet resulting from the determinations made by the Independent Auditors in accordance with this Section 9.03 (in addition to the matters theretofore agreed to by IB and HCS). The term "HCS Adjusted Closing Balance Sheet" as used herein shall mean the definitive HCS Balance Sheet agreed to by the parties or, as the case may be, the definitive HCS Closing Balance Sheet resulting from the determinations made by the Independent Auditors in accordance with this Section 9.03 (in addition to the matters theretofore agreed to by HCS and the Disputing Party or Disputing Parties). The term "SEB Adjusted Closing Balance Sheet" as used herein shall mean the definitive SEB Closing Balance Sheet agreed to by the parties or, as the case may be, the definitive SEB Balance Sheet resulting from the determinations made by the Independent Auditors in accordance with this Section 9.03 (in addition to the matters theretofore agreed to by SEB and HCS).

     (c)  Post-Distribution Adjustments, Cash Payments and Other Actions.
          --------------------------------------------------------------

          (i) If the SEB Adjusted Closing Balance Sheet indicates that the targets for the minimum Cash and Cash Equivalents provided in Section 2.05(b)(i)(A) or minimum consolidated Net Worth provided in Section 2.05(b)(i)(B) or the maximum Consolidated Debt of SEB provided in Section 2.05(b)(ii) were not met as of the Effective Time, then each of HCS and IB shall pay to SEB, in cash, an amount equal to 50% of the amount that would have been sufficient to cause SEB to meet such targets, or to reimburse SEB for any Consolidated Debt in excess of $5,000,000, as of the Effective Time, within ten days after the date the SEB Adjusted Closing Balance Sheet is determined and provided to the parties. If the SEB Adjusted Closing Balance Sheet indicates that the target for the minimum Cash and Cash Equivalents provided in Section 2.05(b)(i)(A) has been exceeded but the target for minimum consolidated Net Worth provided in Section 2.05(b)(i)(B) has been satisfied, then SEB shall pay to each of HCS and IB, in cash, an amount equal to 50% of the amount by which (A) the Cash and Cash Equivalents of SEB set forth on the SEB Adjusted Closing Balance Sheet exceed (B) the sum of (y) $100,000,000 and (z) the amount, if any, that would be required to reimburse SEB for any Consolidated Debt in excess of $5,000,000, within ten days after the date the SEB Adjusted Closing Balance Sheet is determined and provided to the parties. If the consolidated Net Worth set forth on the SEB Adjusting Closing Balance Sheet exceeds $225,000,000, then SEB shall pay to each of HCS and IB, in cash, an amount equal to 50% of the amount by which the such consolidated Net Worth exceeds $225,000,000, within ten days after the date the SEB Adjusted Closing Balance Sheet is determined and provided to the parties.

          (ii) If the HCS Adjusted Closing Balance Sheet indicates that the consolidated Net Worth of HCS set forth on the HCS Adjusted Closing Balance Sheet is less than 40% of the combined consolidated Net Worths of HCS and IB set forth on the HCS Adjusted Closing Balance Sheet and the IB Adjusted Closing Balance Sheet, then IB shall pay to HCS an amount in cash that would have been sufficient to cause the consolidated Net Worth of HCS to have equaled 40% of the combined consolidated Net Worths of HCS and IB set forth on the HCS Adjusted Closing Balance Sheet and the IB Adjusted Closing Balance Sheet as of the Effective Time, within ten days after the later of the HCS Adjusted Closing Balance Sheet and the IB Adjusted Closing Balance Sheet is determined and provided to the parties. If the HCS Adjusted Closing Balance Sheet indicates that the consolidated Net Worth of HCS set forth on the HCS Adjusted Closing Balance Sheet is more than 50% of the combined consolidated Net Worths of HCS and IB set forth on the HCS Adjusted Closing Balance Sheet and the IB Adjusted Closing Balance Sheet, then HCS shall pay to IB an amount in cash that would have been sufficient to cause the consolidated Net Worth of HCS to have equaled 50% of the combined consolidated Net Worths of HCS and IB set forth on the HCS Adjusted Closing Balance Sheet and the IB Adjusted Closing Balance Sheet as of the Effective Time, within ten days after the later of the HCS Adjusted Closing Balance Sheet and the IB Adjusted Closing Balance Sheet is determined and provided to the parties. For purposes of this Section 9.03(c)(ii), the consolidated Net Worth of HCS shall be determined without giving effect to any Transaction Expenditures or Dispositions (including associated tax benefit and tax cost) that have been accrued, paid or received by HCS as of the Effective Time or any of the transactions effected pursuant to Section 2.05(d), but shall include any adjustments required by Section 9.03(c)(i).

     Section 9.04.  Post Distribution Adjustment in Respect of Transaction
                    ------------------------------------------------------
Expenditures and Disposition Proceeds.  On the date that is 180 days after the
-------------------------------------
Distribution Date (or, if such date is not a business day, the immediately following business day), HCS and IB shall recompute the After-tax Differential (including HCS's and IB's good faith estimates of the components thereof that are not yet determinable as of such 180th day). If the positive or negative difference between the After-tax Differential determined as of such date and the After-tax Differential determined pursuant to the provisions of Section 2.05(d) is more than $1,000,000, then IB shall pay HCS, or HCS shall pay IB (as applicable to put the parties in the positions they would have been if the After-tax

Differential computed pursuant to the provisions of Section 2.05(d) was equal to the recomputed After-tax Differential) 50% of the amount of such difference.

     Section 9.05.  Specific Performance.  Each party acknowledges that there
                    --------------------
is no adequate remedy at Law for the failure by such parties to comply with the provisions of this Agreement and that such failure would cause immediate harm that would not be adequately compensable in damages. Accordingly, each party agrees that the agreement contained in Section 9.02 with respect to arbitration of Agreement Disputes and in Section 9.03 with respect to resolution of Disputes by the Independent Auditors may be specifically enforced without the requirement of posting a bond or other security.

                                   ARTICLE X
                                 MISCELLANEOUS

     Section 10.01.  Complete Agreement; Construction.  This Agreement and the
                     --------------------------------
Ancillary Agreements shall constitute the entire agreement among the parties with respect to the subject matter hereof and shall supersede all prior agreements, negotiations, commitments and writings with respect to such subject matter. In the event of any inconsistency between this Agreement and any Schedule or Exhibit, the Schedule or Exhibit, as the case may be, shall prevail. Notwithstanding any other provisions in this Agreement to the contrary, in the event and to the extent that there is a conflict between the provisions of this Agreement and the provisions of any Ancillary Agreement, the Ancillary Agreement shall prevail, except for inconsistencies with respect to Sections 5.05 and 6.07 and Article IX, which shall prevail over any inconsistent provisions of any Ancillary Agreement other than the Tax Sharing Agreement.

     Section 10.02.  Ancillary Agreements.  This Agreement is not intended to
                     --------------------
address, and should not be interpreted to address, the matters expressly covered by the Ancillary Agreements.

     Section 10.03.  Counterparts.  This Agreement may be executed in two or
                     ------------
more counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one and the same Agreement.

     Section 10.04.  Responsibility for Expenses.
                     ---------------------------

     (a)  Transaction Expenditures.  Except as otherwise expressly provided in
          ------------------------
this Agreement, any Ancillary Agreement or any instrument or agreement contemplated thereby, and subject to the provisions of this Agreement with respect to After-tax Transaction Expenditures, all Transaction Expenditures shall be charged to and paid by Varian.

     (b)  Expenses Incurred or Accrued after the Distribution Date.  Except as
          --------------------------------------------------------
otherwise set forth in this Agreement or any Ancillary Agreement, each party shall bear its own costs and expenses incurred in connection with the transactions contemplated by this Agreement.

     Section 10.05.  Notices.  All notices, consents, requests, waivers, claims
                     -------
or other communications (each a "Notice") required or permitted under this Agreement shall be in writing and shall be sufficiently given or made (a) if hand delivered or sent by telecopy (with delivery confirmed by voice or otherwise), (b) if sent by nationally recognized overnight courier, or (c) if sent by registered or certified mail, postage prepaid, return receipt requested, and in each case addressed as follows:

     If to Varian before the Distributions, at:
     3050 Hansen Way
     Palo Alto, California  94304
     Attn:  Chief Financial Officer
     Telecopy:  (650) 424-5754

     with a copy to:

     3050 Hansen Way
     Palo Alto, California  94304
     Attn:  General Counsel
     Telecopy:  (650) 858-2018

     If to HCS before the Distributions, at:
     3100 Hansen Way
     Palo Alto, California  94304
     Attn:  Elisha W. Finney
     Telecopy:  (650) 424-5358

     with a copy to:

     3050 Hansen Way
     Palo Alto, California  94304
     Attn:  Joseph B. Phair
     Telecopy:  (650) 858-2018

     If to SEB before the Distributions, at:
     35 Dory Road
     Gloucester, Massachusetts  01930
     Attn:  Ernest L. Godshalk III
     Telecopy:  (978) 283-0445

     If to IB before the Distributions, at:
     3050 Hansen Way
     Palo Alto, California  94304
     Attn:  Wayne P. Somrak
     Telecopy:  (650) 424-5754

     with a copy to:

     3100 Hansen Way
     Palo Alto, California  94304
     Attn:  A.W. Homan
     Telecopy:  (650) 424-5998

     If to HCS after the Distributions, at:
     3100 Hansen Way
     Palo Alto, California 94304
     Attn:  Chief Financial Officer

     With a copy to:

     3100 Hansen Way
     Palo Alto, California 94304
     Attn:  General Counsel

     If to SEB after the Distributions, at:
     35 Dory Road
     Gloucester, Massachusetts  01930
     Attention:  Chief Financial Officer

     With a copy to:

     35 Dory Road
     Gloucester, Massachusetts 01930
     Attn:  General Counsel

     If to IB after the Distributions, at:
     3120 Hansen Way
     Palo Alto, California  94304
     Attn:  Chief Financial Officer

     with a copy to:

     3120 Hansen Way
     Palo Alto, California  94304
     Attn:  General Counsel

or such other address as shall be furnished by any of the parties in a Notice. Any Notice shall be deemed to have been duly given or made when the Notice is received.

     Section 10.06.  Waivers.  The failure of any party to require strict
                     -------
performance by any other party of any provision in or rights or remedies with respect to this Agreement shall not waive or diminish that party's right to demand strict performance thereafter of that or any other provision hereof or right or remedy.

     Section 10.07.  Amendments.  This Agreement may be amended or supplemented,
                     ----------
or its provisions waived only by an agreement in writing signed by each of the parties; provided, however, that (i) after the Varian stockholders approve the
         --------  -------
Distributions no such amendment, supplement or waiver may be effected unless it would not be materially adverse to the Varian stockholders, and (ii) Article VII may not be amended after the Distributions in respect of third party beneficiaries thereof without the consent of such Persons.

     Section 10.08.  Assignment.
                     ----------

     (a) No party to this Agreement shall (i) consolidate with or merge into any Person or permit any Person to consolidate with or merge into such party (other than a merger or consolidation in which the party is the surviving or continuing corporation), or (ii) sell, assign, transfer, lease or otherwise dispose of, in one transaction or a series of related transactions, all or substantially all of its Assets, unless the resulting, surviving or transferee Person expressly assumes, by instrument in form and substance reasonably satisfactory to the other parties, all of the obligations of the party under this Agreement.

     (b) Except as expressly provided in paragraph (a) above or Section 7.10, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assignable, directly or indirectly, by any party without the prior written consent of the other parties, and any attempt to so assign without such consent shall be void.

     Section 10.09.  Successors and Assigns. Subject to Section 10.08, this
                     ----------------------
Agreement shall be binding upon, inure to the benefit of and be enforceable by the successors and permitted assigns of the parties.

     Section 10.10.  Termination.  This Agreement may be terminated and the
                     -----------
Distributions may be abandoned at any time before the Distributions by Varian in its sole discretion without the approval of SEB or IB or the Varian stockholders. In the event of such termination, no party shall have any Liability of any kind to any other party. After the Distributions, this Agreement may not be terminated except by an agreement in writing signed by each of the parties; provided, however, that Article VII may not be terminated after
                --------  -------
the Distributions in respect of the third party beneficiaries thereof without the consent of such Persons.

     Section 10.11.  Third Party Beneficiaries.  Except as expressly
                     -------------------------
contemplated by Article VII (relating to Indemnitees), this Agreement is solely for the benefit of the parties and the members of their respective Groups and Affiliates and their respective successors and permitted assigns, and should not be deemed to confer upon third parties any remedy, claim, liability, right of reimbursement, cause of action or other right in excess of those existing without reference to this Agreement.

     Section 10.12.  Exhibits and Schedules.  The Exhibits and Schedules
                     ----------------------
attached to this Agreement shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

     Section 10.13.  Governing Law.  This Agreement, the Ancillary Agreements
                     -------------
and any other agreements entered into in connection with the transactions contemplated hereby (except for the Conveyancing and Assumption Instruments, which shall be governed by local Law) shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware without regard to the principles of conflicts of Laws thereunder. Notwithstanding the foregoing, the Federal Arbitration Act, 9 U.S.C. (S)(S)1-15, shall govern the arbitrability of Agreement Disputes.

     Section 10.14.  Severability.  If any provision of this Agreement or the
                     ------------
application thereof to any Person or circumstance is determined to be invalid, void or unenforceable in any respect, the remaining provisions hereof, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid, void or unenforceable, shall remain in full force and effect and in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party.

     Section 10.15.  Subsidiaries.  Each party shall cause to be performed, and
                     ------------
hereby guarantee the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such party which is contemplated to be a Subsidiary of such party on and after the Distribution Date.

     Section 10.16.  Titles and Headings.  Titles and headings to sections
                     -------------------
herein are inserted for the convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement or of any Ancillary Agreement.

     Section 10.17.  Consent to Jurisdiction.  Without limiting any of the
                     -----------------------
provisions of Article IX, each party hereby submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware and the Federal courts of the United States of America located in Delaware in respect of the transactions contemplated by this Agreement, and hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the transactions contemplated by this Agreement, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the Agreement may not be enforced in or by such courts or that its property is exempt or immune from execution, that the suit, action or proceeding is brought in an inconvenient forum, or that the venue of the suit, action or proceeding is improper.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                 VARIAN ASSOCIATES, INC.



                                 By      /s/ Richard M. Levy
                                         -------------------
                                 Name:   Richard M. Levy
                                 Title:  Executive Vice President

                                 VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.



                                 By      /s/ Richard A. Aurelio
                                         ----------------------
                                 Name:   Richard A. Aurelio
                                 Title:  President and Chief Executive Officer

                                 VARIAN, INC.



                                 By      /s/ Allen J. Lauer
                                         ------------------
                                 Name:   Allen J. Lauer
                                 Title:  President and Chief Executive Officer

                        [LOGO OF RECYCLED PAPER]   Printed on recycled paper

P
R                            VARIAN ASSOCIATES, INC.
O
X               PROXY FOR COMBINED ANNUAL AND SPECIAL MEETING OF
Y                        STOCKHOLDERS--FEBRUARY 18, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of Varian Associates, Inc. hereby constitutes and appoints J.TRACY O'ROURKE and JOSEPH B. PHAIR, and each of them, proxies and attorneys-in-fact of the undersigned, with full power of substitution, to vote all the shares of Common Stock of Varian Associates, Inc. standing in the name of the undersigned, at the Combined Annual and Special Meeting of Stockholders of Varian Associates, Inc. to be held at the SRI International Auditorium, 333 Ravenswood Avenue, Menlo Park, California, on February 18, 1999, at 1:30 p.m., local time, and at any adjournment(s) or postponement(s) thereof.

        Unless a contrary direction is indicated, this Proxy will be voted FOR Proposals 1, 2, 3, 4, 5, 6, 7, 8, 9 and 10, FOR all nominees listed in Proposal 11 and in accordance with the judgement of the proxies as to the best interests of the Company upon such other business as may properly come before the meeting or any adjournment or postponement thereof. If specific instructions are indicated, this Proxy will be voted in accordance therewith. With respect to Proposal 11, the proxies shall have full discretion and authority to vote cumulatively and to allocate votes among any or all of the nominees of the Board of Directors in such order as they may determine.

        Proposal 11 -- Election of Directors -- Nominees: Angus A. MacNaughton, John G. McDonald, Wayne R. Moon, Burton Richter and Elizabeth E. Tallett.

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                                                                     SEE REVERSE
                                                                        SIDE
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(If you have written in the above space, please mark the corresponding box on the reverse side of this card)

             PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE
                     ENCLOSED POSTAGE-PAID RETURN ENVELOPE

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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                             FOLD AND DETACH HERE



[MAP APPEARS HERE]                      DIRECTIONS TO SRI INTERNATIONAL
                                        CONFERENCE CENTER AUDITORIUM

                                        From San Francisco: southbound via 101-- take Willow Road exit and continue right on Willow to Middlefield Rd., right on Middlefield to first stoplight, left into SRI parking lot.

                                        From San Jose: northbound via 101--take
                                        Willow Road-Menlo Park exit, continue on Willow to Middlefield Rd., right on Middlefield to first stoplight, left into SRI parking lot.

                                        From San Francisco: southbound via 280-- take Woodside Road exit, left on Woodside to El Camino Real, right on El Camino southbound to Ravenswood Ave., left on Ravenswood (past SRI main entrance) to Middlefield Rd., right on Middlefield to first stoplight, right into SRI parking lot.

                                        From San Jose: northbound via 280--take
                                        Page Mill exit, right on Page Mill to El
                                        Camino Real, left on El Camino to
                                        Ravenswood Ave., right on Ravenswood
                                        (past SRI main entrance) to Middlefield
                                        Rd., right on Middlefield to first
                                        stoplight, right into SRI parking lot.

[X] PLEASE MARK YOUR
    VOTE WITH AN X.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8, 9, 10 AND 11. THE EFFECTIVENESS OF PROPOSALS 1 THROUGH 10 IS CONDITIONED UPON THE APPROVAL OF ALL SUCH PROPOSALS.

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

                  FOR  AGAINST  ABSTAIN                               FOR AGAINST ABSTAIN                     FOR   AGAINST  ABSTAIN
1. To Approve the  [_]    [_]     [_]    2. To Approve the Amendment  [_]    [_]    [_]   3. To Approve the   [_]     [_]      [_]
   Internal                                 to the Certificate of                            Amendment to
   Transfers,                               Incorporation of the                             the Certificate
   Special                                  Company to Change the                            of Incorporation
   Dividends and                            Name of the Company                              of the Company
   Distribution                                                                              to Change Certain
   Agreement                             3. To Approve the Amendment  [_]    [_]    [_]      Corporate
                                            to the Certificate of                            Governance
                                            Incorporation of the                             Provisions
                                            Company to Specify that
                                            the Number of Directors                        5. To Approve the  [_]     [_]      [_]
                                            Shall be Fixed by                                 Adoption by IB
                                            Resolution of the Board                           of the IB
                                            of Directors                                      Omnibus Stock
-------------------------------------------------------------------------------------         Plan

                                                                                           6. To Approve the  [_]     [_]      [_]
                                                                                              Adoption by IB
                                                                                              of the IB
                                                                                              Management
                                                                                              Incentive Plan

                                                                                           7. To Approve the  [_]     [_]      [_]
                                                                                              Adoption by SEB
                                                                                              of the SEB
                                                                                              Omnibus Stock
                                                                                              Plan

                                                                                           8. To Approve the  [_]     [_]      [_]
                                                                                              Adoption by SEB
                                                                                              of the SEB
                                                                                              Management
                                                                                              Incentive Plan

                                                                                           9. To Approve the [_]     [_]      [_]
                                                                                              Amendment and
                                                                                              Restatement
                                                                                              by the Company
                                                                                              of the Company
                                                                                              Omnibus Stock
                                                                                              Plan

                                                                                          10. To Approve the [_]     [_]      [_]
                                                                                              Amendment and
                                                                                              Restatement
                                                                                              by the Company
                                                                                              of the Company
                                                                                              Management
                                                                                              Incentive Plan

                                                                                                                FOR   WITHHELD
                                                                                          11. Election of       [_]      [_]
                                                                                              Directors
                                                                                              (see reverse)

                                                                                          For, except vote withheld from the
                                                                                          following nominee(s):
SIGNATURE(S)________________________________________________ DATE_______________
NOTE: Please sign exactly as name appears on your stock certificate. If the stock          ------------------------------------
      is registered in the names of two or more persons, each should sign.
      Executors, administrators, trustees, guardians, attorneys and corporate officers should insert their titles.
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
                         DETACH AND RETURN PROXY CARD


                            VARIAN ASSOCIATES, INC.
              COMBINED ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

                               FEBRUARY 18, 1999
                                   1:30 p.m.

                         SRI INTERNATIONAL AUDITORIUM
                             333 RAVENSWOOD AVENUE
                            MENLO PARK, CALIFORNIA

                             (MAP ON REVERSE SIDE)